UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 3)

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

Winner Medical Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $0.001 per share, of Winner Medical Group Inc. (“Company common stock”)

(2)	Aggregate number of securities to which transaction applies:

(A) 24,626,872 shares of Company common stock outstanding as of October 4, 2012 and (B) 337,500 shares of Company common stock underlying the outstanding options as of October 4, 2012 with an exercise price of $3.08 per share.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(b)(1) (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value of the transaction was calculated based upon the sum of (A) 6,602,738 shares of common stock issued and outstanding as of October 4, 2012 (being the remainder of the 24,626,872 shares of common stock outstanding as of October 4, 2012 minus the 18,024,134 shares beneficially owned by Mr. Jianquan Li and Ms. Ping Tse) multiplied by $4.50 per share merger consideration and (B) 337,500 shares of common stock underlying the outstanding options as of October 4, 2012 multiplied by $1.42 per share (which is the difference between the $4.50 per share merger consideration and the exercise price of such options of $3.08 per share). The filing fee equals the product of 0.0001146 multiplied by the maximum aggregate value of the transaction.

(4)	Proposed maximum aggregate value of transaction: $30,191,571

(5)	Total fee paid: $3,460

☑	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT–SUBJECT TO COMPLETION, DATED  NOVEMBER 1 , 2012

WINNER MEDICAL GROUP INC.

, 2012

Dear Stockholder:

On behalf of the board of directors of Winner Medical Group Inc. (the “Company”), we cordially invite you to attend a special meeting of stockholders of the Company, to be held on                               , 2012 at 10:00 a.m., Shenzhen time, at Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, People’s Republic of China.

On July 24, 2012, the Company entered into an agreement and plan of merger (the “merger agreement”) with Winner Holding Limited (“Parent”), a Cayman Islands exempted company with limited liability and indirectly wholly owned by Mr. Jianquan Li, and Winner Acquisition, Inc., a Nevada corporation wholly owned by Parent (“Merger Sub”). Under the terms of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent. The merger is a going private transaction with Mr. Jianquan Li, the chairman and chief executive officer of the Company, and Ms. Ping Tse, the wife of Mr. Jianquan Li. At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement.

If the merger contemplated by the merger agreement is completed, you will be entitled to receive $4.50 in cash, without interest, less any applicable withholding taxes, for each share of our common stock owned by you.

A special committee of the Company’s board of directors, consisting entirely of independent directors, reviewed and considered the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, including the merger. The special committee unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of the Company and its stockholders (other than stockholders who are affiliates of the Company, including Parent, Merger Sub, Mr. Jianquan Li, Ms. Ping Tse and other directors and officers of the Company, and their respective afiliates), whom we refer to as the “unaffiliated stockholders,” and (ii) recommended that our board of directors adopt and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, including the merger, and recommend that our stockholders approve the merger agreement.

After carefully considering the unanimous recommendation of the special committee and other factors, the Company’s board of directors, with Mr. Jianquan Li having recused himself from the meeting, has determined by the unanimous approval of those present at the meeting that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders, and adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger. Our board of directors recommends that you vote “FOR” the proposal to approve the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

In considering the recommendation of the Company’s board of directors, you should be aware that some of the Company’s directors and officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. Mr. Jianquan Li, our chairman and chief executive officer, beneficially owns approximately 54.9% of the total outstanding shares of Company common stock and his wife, Ms. Ping Tse, beneficially owns approximately 18.3% of the total outstanding shares of Company common stock. Mr. Jianquan Li and his wife, Ms. Ping Tse, are parties to a contribution agreement described in the accompanying proxy statement and have agreed with Parent and Glory Ray Holdings Limited, a British Virgin Islands company and the sole shareholder of Parent (“Holdco”), to contribute to Parent the shares of Company common stock owned by them in exchange for newly issued shares of Holdco, immediately prior to the effective time of the merger. The accompanying proxy statement includes additional information regarding certain interests of the Company’s directors and officers that may be different from, or in addition to, the interests of our stockholders generally.

Approval of the merger agreement requires the affirmative vote (in person or by proxy) of holders of both (i) a majority of the outstanding shares of the Company common stock and (ii) a majority of the outstanding shares of the Company common stock not owned by Parent, Merger Sub, Mr. Jianquan Li or Ms. Ping Tse, the wife of Mr. Jianquan Li. Your vote is very important. Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. The failure to vote your shares of our common stock will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

If your shares of our common stock are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of our common stock without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your shares of our common stock in accordance with the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your shares of our common stock “FOR” the proposal to approve the merger agreement will have the same effect as voting “AGAINST” the proposal to approve the merger agreement.

The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the entire proxy statement and its annexes, including the merger agreement, carefully. You may also obtain additional information about the Company from documents we have filed with the Securities and Exchange Commission (the “SEC”).

On behalf of the board of directors and management of the Company, we thank you for your support.

Best regards,	Best regards,

Wenzhao Liang	Jianquan Li

Chairman of the Special Committee of the Board of Directors	Chief Executive Officer, President and Chairman of the Board of Directors

The proxy statement is dated                            , 2012, and is first being mailed to our stockholders on or about                            , 2012.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WINNER MEDICAL GROUP INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held on                       , 2012

A special meeting of stockholders of Winner Medical Group Inc., a Nevada corporation (the “Company”), will be held on                      , 2012 at 10:00 a.m. Shenzhen Time, at Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, People’s Republic of China.

The meeting will be held for the following purposes:

1.	To consider and vote on a proposal to approve the Agreement and Plan of Merger (the “merger agreement”), dated as of July 24, 2012, as it may be amended from time to time, by and among the Company, Winner Holding Limited (“Parent”), a Cayman Islands exempted company with limited liability and indirectly wholly-owned by Mr. Jianquan Li, and Winner Acquisition, Inc., a Nevada corporation and a wholly-owned, direct subsidiary of Parent (“Merger Sub”). A copy of the merger agreement is attached as Annex A to the accompanying proxy statement.

2.	To consider and vote on a proposal to postpone or adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement.

The board of directors of the Company has fixed the close of business on                         , 2012 as the record date for determining stockholders entitled to notice of and to vote at the special meeting.

Your vote is very important, regardless of the number of shares of the Company common stock you own. The merger cannot be completed unless the merger agreement is approved by the affirmative vote of the holders of both (i) a majority of the outstanding shares of Company common stock and (ii) a majority of the outstanding shares of Company common stock not owned by Parent, Merger Sub, Mr. Jianquan Li or Ms. Ping Tse, the wife of Mr. Jianquan Li. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your shares of Company common stock will be represented at the special meeting if you are unable to attend. If you fail to return your proxy card or fail to submit your proxy by phone or the Internet, your shares of Company common stock will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

After careful consideration, the board of directors of the Company, with Mr. Jianquan Li having recused himself from the meeting, has determined by the unanimous approval of those present at the meeting that the terms of the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders, and approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement. Accordingly, the board of directors of the Company recommends that you vote “FOR” approval of the merger agreement and “FOR” approval of the proposal to postpone or adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.

By Order of the Board of Directors,

Jianquan Li
Chief Executive Officer, President and Chairman of the Board of Directors

SUMMARY VOTING INSTRUCTIONS

Ensure that your shares of Company common stock can be voted at the special meeting by submitting your proxy or contacting your bank, brokerage firm or other nominee.

If your shares of Company common stock are registered in the name of a bank, brokerage firm or other nominee: check the voting instruction card forwarded by your bank, brokerage firm or other nominee to see which voting options are available or contact your bank, brokerage firm or other nominee in order to obtain directions as to how to ensure that your shares of Company common stock are voted at the special meeting.

If your shares of Company common stock are registered in your name: submit your proxy as soon as possible by telephone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, so that your shares of Company common stock can be voted at the special meeting.

Instructions regarding telephone and Internet voting are included on the proxy card.

The failure to vote will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the proposal to approve the merger agreement and the proposal to postpone or adjourn the special meeting, if necessary and appropriate, to solicit additional proxies.

The failure to instruct your bank, brokerage firm or other nominee to vote your shares of our common stock “FOR” the proposal to approve the merger agreement will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

If you have any questions, require assistance with voting your proxy card, or need additional copies of proxy material, please call                   at                  .

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 Table of Contents
(continued)

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SUMMARY TERM SHEET

This “Summary Term Sheet,” together with the “Questions and Answers about the Special Meeting and the Merger,” highlights selected information contained in this proxy statement regarding the merger and may not contain all of the information that may be important to your consideration of the merger. You should carefully read this entire proxy statement for a more complete understanding of the matters being considered at the special meeting. In addition, this proxy statement incorporates by reference important business and financial information about the Company. You are encouraged to read all of the documents incorporated by reference into this proxy statement and you may obtain such information without charge by following the instructions in “Where You Can Find More Information” beginning on page 77. In this proxy statement, the terms “we,” “us,” “our,” and the “Company” refer to Winner Medical Group Inc. and its subsidiaries. All references to “PRC” and “China,” for purposes of this proxy statement, are to the People’s Republic of China and do not include Taiwan, Hong Kong and Macau. All references to “dollars,” “$” and “US$” in this proxy statement are to U.S. dollars. All references to “RMB” in this proxy statement are to the legal currency of China.

The Parties Involved in the Merger (page 18)

The Company

Winner Medical Group Inc., which we refer to as the “Company,” is a leading China-based exporter and retailer of high-quality medical dressings and consumer products made from 100% cotton, according to industry trade association statistics. With a vertically integrated supply chain ranging from spinning fabric to finished goods, the Company provides its customers with a wide range of high-quality products, from surgical and wound care to consumer goods in China and abroad. Its products include those with FDA, CE mark, TUV and other global standard certifications and the Company holds 54 domestic and international patents. For nine consecutive years, the Company has ranked as one of the leading medical dressing exporters in China, with North America, Europe and Japan as its major markets. In addition, the Company distributes under its own “Winner” and “PurCotton®” brand names in China. Our principal executive offices are located at Winner Industrial Park, Bulong Road, Long Hua, Shenzhen, China. Please see “Special Factors—The Parties” beginning on page 18 for additional information.

Parent

Winner Holding Limited, which we refer to as "Parent," was incorporated under the laws of the Cayman Islands, and was formed by Mr. Jianquan Li solely for the purpose of owning the Company after the merger and arranging the financing for the merger. Parent is a wholly owned subsidiary of Holdco (as defined below). Mr. Jianquan Li and Ms. Ping Tse will own 100% of the Company after the merger through their respective ownership of Parent and Holdco (as defined below). Parent has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The registered office of Parent is Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands, and its telephone number is (86) 755-2813-8888. Please see “Special Factors—The Parties” beginning on page 18 for additional information.

Merger Sub

Winner Acquisition, Inc., which we refer to as "Merger Sub," was incorporated under the laws of the State of Nevada and was formed by Mr. Jianquan Li solely for the purpose of effecting the merger and arranging the financing for the merger. Merger Sub is a wholly owned subsidiary of Parent. Merger Sub has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger. The registered office of Merger Sub is c/o Paracorp Incorporated, 318 N. Carson Street, Suite 2008, Carson City, NV 89701, and its telephone number is (86) 755-2813-8888. Please see “Special Factors—The Parties” beginning on page 18 for additional information.

Holdco

Glory Ray Holdings Limited, which we refer to as “Holdco,” was incorporated under the laws of the British Virgin Islands and was formed by Mr. Jianquan Li solely for the purpose of owning all the shares of Parent and arranging the financing for the merger. Holdco is currently wholly owned by Mr. Jianquan Li. Prior to the effective time of the merger, each of Mr. Jianquan Li and Ms. Ping Tse will receive shares of Holdco in exchange for contributing their respective shares of Company common stock to Parent pursuant to a contribution agreement (as defined below), as part of the rollover financing. Mr. Jianquan Li and Ms. Ping Tse will own 100% of the Company after the merger through their respective ownership of Parent and Holdco. Holdco has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The registered office of Holdco is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and its telephone number is (86) 755-2813-8888. Please see “Special Factors—The Parties” beginning on page 18 for additional information.

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Mr. Jianquan Li

Mr. Jianquan Li is, and has been for the last five years, the chairman and chief executive officer of the Company. The business address of Mr. Jianquan Li is Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, 518109, People’s Republic of China. His telephone number is (86) 755-2813-8888. Mr. Jianquan Li is a citizen of Hong Kong Special Administrative Region. Please see “Special Factors—The Parties” beginning on page 18 for additional information.

Ms. Ping Tse

Ms. Ping Tse is Mr. Jianquan Li's wife. Ms. Ping Tse’s address is c/o Mr. Jianquan Li, Winner Industrial Park, Bulong Road, Longhua Shenzhen City, 518109, People’s Republic of China. Her telephone number is (86) 755-2813-8888. Ms. Ping Tse is a citizen of Hong Kong Special Administrative Region. Please see “Special Factors—The Parties” beginning on page 18 for additional information.

In this proxy statement, we refer collectively to Mr. Jianquan Li and Ms. Ping Tse as the “rollover holders.” We refer to the rollover holders, Parent and Merger Sub as the “buyer group.” We refer to stockholders of the Company (other than stockholders who are affiliates of the Company, including Parent, Merger Sub, Mr. Jianquan Li, Ms. Ping Tse and other directors and officers of the Company, and their respective affiliates) as the “unaffiliated stockholders.”

Overview of the Transaction (Page 19)

You are being asked to vote to approve the agreement and plan of merger dated as of July 24, 2012, as it may be amended from time to time, among the Company, Parent and Merger Sub (the “merger agreement”), pursuant to which, once the merger agreement is approved by the requisite vote of the stockholders of the Company and the other conditions to the completion of the transactions contemplated by the merger agreement are satisfied or waived in accordance with the terms of the merger agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. At the effective time of the merger, Parent will be 100% beneficially owned by the rollover holders. The Company, as the surviving corporation, will continue to do business under the name “Winner Medical Group Inc.” following the merger and will be wholly owned by Parent. If the merger is completed, the Company will cease to be a publicly traded company. A copy of the merger agreement is attached as Annex A to this proxy statement. The merger is a going private transaction with Mr. Jianquan Li, the chairman and chief executive officer of the Company, and Ms. Ping Tse, the wife of Mr. Jianquan Li. We encourage you to read the merger agreement in its entirety because it, and not this proxy statement, is the legal document that governs the merger. Please see “Special Factors—Overview of the Transaction” beginning on page 19 for additional information.

The Special Meeting (Page 13)

The special meeting will be held on                       , 2012, starting at 10:00 a.m., Shenzhen time, at Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, People’s Republic of China, or at any postponement or adjournment thereof. At the special meeting, you will be asked to, among other things, approve the merger agreement. Please see “Questions and Answers About the Special Meeting and the Merger” beginning on page 13 for additional information on the special meeting, including how to vote your shares of Company common stock.

Stockholders Entitled to Vote; Vote Required to Approve the Merger Agreement (Page 53)

You may vote at the special meeting if you owned any shares of Company common stock at the close of business, Shenzhen time, on                   , 2012, the record date for the special meeting. On that date, there were 24,626,872 shares of Company common stock outstanding and entitled to vote at the special meeting. Each share of Company common stock entitles its holder to one vote on all matters properly coming before the special meeting. The affirmative vote (in person or by proxy) of the holders of both (i) a majority of the outstanding shares of Company common stock and (ii) a majority of the outstanding shares of Company common stock not owned by the buyer group, is required to approve the merger agreement at the special meeting of stockholders of the Company.

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The buyer group owns 18,024,134 shares of Company common stock. These represent approximately 73.2% of the total outstanding shares. Certain members of the buyer group have agreed, under the voting agreement, dated July 24, 2012 (the “voting agreement”), to vote in favor of the proposal to approve the merger agreement. Based on the number of shares of Company common stock expected to be outstanding on the record date, more than 50% of the remaining 6,602,738 shares of Company common stock (representing approximately 26.8% of the total outstanding shares of Company common stock), namely, at least 3,301,370 shares owned by the stockholders (representing at least 13.4% of the total outstanding shares of Company common stock) other than members of buyer group would need to be voted in favor of the proposal for it to be approved.

If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares of Company common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is the stockholder of record of those shares of Company common stock. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following their instructions for voting. Please see “The Agreement and Plan of Merger” beginning on page 79 and “The Special Meeting” beginning on page 52 for detailed information.

Merger Consideration (Page 56)

If the merger agreement is approved by the requisite percentage of the Company’s stockholders and the merger is consummated, each outstanding share of Company common stock (except for shares to be cancelled as described below) will be converted into the right to receive $4.50 per share, in cash without interest and net of any applicable withholding taxes. Any shares held by the Company as treasury stock, or owned, directly or indirectly, by Parent, Merger Sub or any wholly owned subsidiary of the Company immediately prior to the effective time of the merger, including the shares (the “rollover shares”) held by the rollover holders and contributed to Parent pursuant to the contribution agreement, dated July 24, 2012 (the “contribution agreement”), will be cancelled for no consideration. Shares of Company common stock beneficially owned by the rollover holders and shares held by the Company as treasury stock or owned, directly or indirectly, by any wholly owned subsidiary of the Company are herein referred to as “Excluded Shares.” Payment of the merger consideration to holders of shares of Company common stock (other than the Excluded Shares) is conditioned on the merger being completed and will be made by the paying agent with the funds from the buyer group contributed through Parent, which, at the effective time of the merger, will be 100% beneficially owned by Mr. Jianquan Li and Ms. Ping Tse, and the Company’s available cash in an amount of approximately $8.5 million.

Mr. Jianquan Li and Ms. Ping Tse will contribute the rollover shares to Parent in exchange for newly issued ordinary shares of Holdco, as a result of which Mr. Jianquan Li and Ms. Ping Tse will beneficially own 100% of the Company after the merger through Parent and Holdco.

Prior to the effective time of the merger, Parent will designate a bank or trust company reasonably acceptable to the Company to act as the paying agent for the payment of the merger consideration. Promptly after the effective time of the merger (but in any event no later than five business days thereafter), the paying agent will send each record holder of shares of Company common stock (i) a letter of transmittal describing how it may exchange its shares of Company common stock for the merger consideration and (ii) instructions for effecting the surrender of share certificates in exchange for the merger consideration. Do not return your stock certificates with the enclosed proxy card, and do not forward your share certificates to the paying agent without a letter of transmittal. You will not be entitled to receive the merger consideration until you surrender your share certificate or certificates along with a duly completed and executed letter of transmittal to the paying agent or until the paying agent receives an “agent’s message” in the case of shares held in book-entry form and other documents reasonably required by the paying agent and approved by Parent and us. See “The Agreement and Plan of Merger—Treatment of Common Stock, Company Options and Restricted Stock Units” beginning on page 56 and “The Agreement and Plan of Merger—Exchange Procedures” beginning on page 56 for additional information.

Treatment of Company Options and Restricted Stock Units (Page 56)

Each restricted stock unit of the Company (“Company RSU”) pursuant to the Restricted Stock Unit Incentive Plan for the Fiscal Year 2010 – 2011 adopted by the board of directors of the Company on September 8, 2009 (the “Company 2010-2011 RSU Plan”) that is then outstanding, whether vested or unvested, shall become fully vested immediately prior to the effective time of the merger, and each such Company RSU shall be treated as a share of Company common stock for all purposes of the merger agreement as of the effective time of the merger.

Each Company RSU pursuant to the Restricted Stock Unit Incentive Plan for the Fiscal Years 2011-2013 adopted by the board of directors of the Company on October 6, 2011 (the “Company 2011-2013 RSU Plan”), whether vested or unvested, shall be cancelled and converted into the right to receive one restricted stock unit of Holdco at the effective time.

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Each option to purchase Company common stock pursuant to the Equity Incentive Plan for the Fiscal Year 2012-2013 adopted by the board of directors of the Company on November 3, 2011 (the “Company 2012-2013 Incentive Plan”) that is outstanding and vested immediately prior to the effective time of the merger shall be cancelled and converted into the right to receive cash, at the effective time of the merger, in an amount equal to the total number of shares of Company common stock subject to each option immediately prior to the effective time multiplied by the amount, if any, by which $4.50 exceeds the exercise price payable per share issuable under such option. Each of the options to purchase Company common stock and restricted stock units of the Company pursuant to the Company 2012-2013 Incentive Plan that is outstanding and unvested immediately prior to the effective time of the merger shall be cancelled and converted into the right to receive, as applicable, either (i) one option to purchase one ordinary share of Holdco or (ii) one restricted stock unit of Holdco, at the effective time of the merger.

The Company 2010-2011 RSU Plan shall terminate, and the Company 2011-2013 RSU Plan and the Company 2012-2013 Incentive Plan shall be assumed by Holdco, as of the effective time of the merger.

See “The Agreement and Plan of Merger—Treatment of Options and Restricted Stock Units” beginning on page 56 for additional information.

Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger (Page 27)

The special committee unanimously (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, on the terms and subject to the conditions set forth in the merger agreement, are advisable, fair to and in the best interests of the Company and its unaffiliated stockholders and (b) recommended that our board of directors adopt and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, including the merger, and recommend that the Company’s stockholders approve the merger agreement. After careful consideration of the unanimous recommendation of the special committee and other factors at a meeting of our board of directors, with Mr. Jianquan Li having recused himself, our board of directors determined by the unanimous approval of those present at the meeting that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders, and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger. ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.

For a discussion of the material factors considered by our board of directors and the special committee in determining to recommend the approval of the merger agreement, and in determining that the merger is fair (both substantively and procedurally) to our unaffiliated stockholders, please see “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger” beginning on page 27 for additional information. To the extent known by each filing person after making reasonable inquiry, except as set forth under “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger,” no executive officer, director or affiliate of the Company or such filing person has made a recommendation either in support of or opposed to the transaction.

Except as set forth under “Special Factors—Background of the Merger,” “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger” and “Special Factors—Opinion of the Special Committee’s Financial Advisor,” no director who is not an employee of the Company has retained an unaffiliated representative to act solely on behalf of unaffiliated stockholders for purposes of negotiating the terms of the transaction and/or preparing a report concerning the fairness of the transaction.

Position of the Buyer Group as to the Fairness of the Merger (Page 39)

The buyer group believes the merger is substantively and procedurally fair to the Company’s unaffiliated stockholders. For the factors upon which such belief is based, please see “Special Factors—Position of the Buyer Group as to the Fairness of the Merger” beginning on page 39.

Opinion of the Special Committee’s Financial Advisor (Page 33)

In connection with the merger, the special committee received a written opinion from William Blair & Company, L.L.C. (“William Blair”), financial advisor to the special committee, as to the fairness, from a financial point of view and as of the date of its opinion, to the stockholders of the Company (other than members of the buyer group and the directors of the Company) of the per share merger consideration to be received by those stockholders. The full text of William Blair’s written opinion, dated July 24, 2012, is attached to this proxy statement as Annex B. You are encouraged to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken. William Blair’s opinion was provided to the special committee in connection with, and for the purposes of, its evaluation of the per share merger consideration from a financial point of view, does not address any other aspect or implication of the proposed transaction or the merits of the underlying decision by the Company to engage in the merger or the relative merits of any alternatives discussed by the special committee and the board of directors of the Company, does not constitute an opinion with respect to the Company’s underlying business decision to effect the merger, any legal, tax or accounting issues concerning the merger, or any terms of the merger (other than the per share merger consideration) and does not constitute a recommendation as to any vote or action the Company or any stockholders of the Company should take in connection with the merger or any aspect thereof. Please see “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 33 for additional information.

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Financing of the Merger (Page 46)

The buyer group estimates that the total amount of funds necessary to consummate the merger and related transactions, including the payment of customary fees and expenses in connection with the merger, will be approximately $33.5 million. Parent and Merger Sub expect this amount to be provided through a combination of debt financing of up to $25 million from DBS Bank Ltd., Hong Kong branch (“DBS”), rollover financing consisting of the contribution by the rollover holders of an aggregate amount of 18,024,134 shares of Company common stock to Parent (the equivalent of an $81,108,603 investment based upon the per share merger consideration of $4.50) and use of the Company’s available cash in an amount of approximately $8.5 million. See “Special Factors—Financing of the Merger” beginning on page 46 for additional information.

Limited Guaranty (Page 48)

Concurrently with the execution of the merger agreement, Mr. Jianquan Li delivered a limited guaranty pursuant to which he agreed to guarantee the obligations of Parent under the merger agreement to pay, under certain circumstances in which the merger agreement is terminated, a reverse termination fee of $1.8 million to the Company and reimburse certain expenses incurred by the Company. Mr. Jianquan Li has also covenanted with the Company not to sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise dispose of, or enter into any agreement, arrangement or understanding to sell, give, encumber, assign or otherwise dispose of, or permit any charge, lien or encumbrance over, the shares of Company common stock beneficially owned by him. See “Special Factors—Limited Guaranty” beginning on page 46 and “The Agreement and Plan of Merger—Termination Fees and Reimbursement of Expenses” on page 67 for additional information.

Voting Agreement (page 48)

The Company, Parent and the rollover holders have entered into a voting agreement in which the rollover holders agreed to vote all of their shares in favor of the proposal to approve the merger agreement at the special meeting. See “Special Factors—Voting Agreement” beginning on page 48 for additional information.

Interests of the Company’s Directors and Officers and Voting Commitments (Page 49)

In considering the recommendation of our board of directors, you should be aware that certain of our executive officers and directors have interests in the merger that may be different from, or in addition to, your interests as a stockholder. These interests include, among others:

•	As of the date of this proxy statement, Mr. Jianquan Li, the chairman of our board of directors and our chief executive officer, beneficially owns approximately 54.9% of the outstanding shares of our common stock, Ms. Ping Tse, the wife of Mr. Jianquan Li, beneficially owns approximately 18.3% of the outstanding shares of our common stock, and the buyer group accordingly beneficially owns approximately 73.2% of the total outstanding shares of the Company common stock;

•	Pursuant to the contribution agreement, Mr. Jianquan Li will continue to be a stockholder of the Company as the surviving corporation following the merger and will continue to enjoy the benefits from any future earnings, growth or value of the Company and the risks of any possible decrease in its future earnings, growth or value; Mr. Jianquan Li may also benefit after the merger from the elimination of expenses associated with public company reporting requirements and increased flexibility of the Company as a private company;

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•	Pursuant to the voting agreement, Mr. Jianquan Li has agreed to vote all of the shares of Company common stock owned by him in favor of the proposal, to approve the merger agreement, and against any competing proposal at any meeting of stockholders of the Company;

•	Accelerated vesting of certain Company RSUs and cash payments with respect to these Company RSUs and cash payments with respect to certain vested options that are held by employees and officers of the Company and have an exercise price of less than $4.50 per share;

•	Certain unvested Company RSUs and options to purchase Company common stock held by directors and officers of the Company will be cancelled and converted into the right to receive, as applicable, restricted stock units of Holdco or options to purchase ordinary shares of Holdco;

•	Certain directors and officers of the Company will remain directors and officers of the surviving corporation following the merger;

•	Members of the special committee received compensation for their service in evaluating and negotiating the merger agreement and the transactions contemplated by the merger agreement, including the merger, which is not contingent upon the special committee’s recommendation of the merger or the completion of the merger; and

•	Continued indemnification and liability insurance for directors and officers of the Company for six years following the completion of the merger for certain claims and liabilities arising from their actions taken prior to the effective time of the merger.

The members of the special committee and our board of directors were aware of these interests, and considered them, when they approved the merger agreement and the transactions contemplated by the merger agreement, including the merger. Please see “Special Factors — Interests of Certain Persons in the Merger” beginning on page 49 for additional information.

Conditions to the Merger (Page 65)

The respective obligations of each of the Company, Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain conditions. For a more detailed description of these conditions, please see “The Agreement and Plan of Merger—Conditions to the Merger” beginning on page 65 for additional information.

Regulatory Matters (page 51)

The Company does not believe that any material federal, national, provincial, local or state, whether domestic or foreign, regulatory approvals, filings or notices are required in connection with the merger other than the approvals, filings or notices required under the U.S. federal securities laws and the filing of the articles of merger with the Secretary of State of the State of Nevada with respect to the merger.

Alternative Transaction Proposals (Page 62)

From the date of the merger agreement until 11:59 p.m. New York time on September 2, 2012, the Company and its subsidiaries and their respective representatives are permitted to:

•	initiate, solicit and encourage any alternative transaction proposal (as defined below under “The Agreement and Plan of Merger—Alternative Transaction Proposals”) from third parties, including by providing third parties access to information pursuant to confidentiality agreements containing terms at least as restrictive with respect to such third parties as the confidentiality terms contained in the merger agreement (provided that the Company shall promptly provide any material non-public information concerning the Company or its subsidiaries to Parent if not previously provided to Parent); and

•	enter into and maintain discussions or negotiations with any person with respect to any alternative transaction proposal, or otherwise cooperate with, assist or participate in, facilitate or take any action in connection with such inquiries, proposals, discussions or negotiations.

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From and after 12:00 a.m. New York time on September 3, 2012, the Company shall immediately cease any discussions with any person (other than Parent and any excluded party as defined below) that are ongoing with respect to any alternative transaction proposal except as described in the following paragraph. From and after 12:00 a.m. New York time on September 3, 2012 until the effective time of the merger or, if earlier, the termination of the merger agreement, neither the Company nor its subsidiaries nor any officer or director of the Company or any of its subsidiaries will, directly or indirectly, (a) solicit, initiate, knowingly encourage or knowingly induce an alternative transaction proposal, (b) provide any material non-public information concerning the Company or its subsidiaries to any person in connection with an alternative transaction proposal or (c) engage in any discussions or negotiations with any third party concerning an alternative transaction proposal.

From and after 12:00 a.m. New York time on September 3, 2012 until obtaining the required stockholders’ approval of the merger agreement, the Company may (a) after its receipt of an alternative transaction proposal from any person, contact such person who made such proposal to clarify and understand the terms and conditions of such alternative transaction proposal so as to determine whether such alternative transaction proposal constitutes, or could reasonably be expected to result in, a superior proposal (as defined below under “The Agreement and Plan of Merger—Alternative Transaction Proposals”), (b) furnish information in response to a request by any person who has made such alternative transaction proposal pursuant to a customary confidentiality agreement or (c) engage in any discussions or negotiations with any person who has made such an alternative transaction proposal. In each such case referred to in (b) or (c) above, the special committee must have determined in good faith (after consultation with its outside financial advisor and legal counsel) that such alternative transaction proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal.

From and after 12:00 a.m. New York time on September 3, 2012, the Company shall promptly advise Parent within 36 hours, orally or in writing, of any alternative transaction proposal, any initial request for non-public information and any initial request for discussions or negotiations related to an alternative transaction proposal. In connection with such notice, the Company must also provide the material terms and conditions and the identity of the third party making the alternative transaction proposal or request. The Company must also keep Parent informed in all material respects of the status and details of such alternative transaction proposal or request.

Except as described in the following paragraph, the board of directors of the Company may not (a) withdraw or propose publicly to withdraw the board of directors’ recommendation with respect to the merger; or (b) adopt, approve or recommend, or allow the Company or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement constituting or related to, or that would reasonably be expected to result in, any alternative transaction proposal (such action is referred to herein as a “change of recommendation”).

Prior to obtaining the required stockholders’ vote to approve the merger agreement, if (a) the board of directors of the Company (acting upon the recommendation of the special committee) has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, it may make a change of recommendation and terminate the merger agreement and (b) authorize the Company to terminate the merger agreement in order to enter into a definitive agreement with respect to such alternative transaction proposal determined in good faith to constitute a superior proposal; provided, however, that prior to taking such action:

•	the Company has given Parent at least five business days’ prior written notice of its intention to take such action and a description of the reasons for taking such action;

•	with respect to any alternative transaction proposal received from and after 12:00 a.m. New York time on September 3, 2012, the Company has negotiated in good faith with Parent during such notice period (to the extent Parent and Merger Sub desire to negotiate), to enable Parent to revise the terms of the merger agreement in such a manner that would obviate the need for taking such action; and

•	following the end of such notice period, the board of directors of the Company (acting upon recommendation of the special committee) shall have determined in good faith, taking into account any revisions to the merger agreement proposed in writing by Parent and Merger Sub, that the alternative transaction proposal continues to constitute a superior proposal.

In this proxy statement, we refer to any person that, prior to 11:59 p.m. New York time on September 2, 2012, has made a bona fide alternative transaction proposal that the board of directors of the Company and the special committee determine in good faith (after consultation with their outside financial and legal advisors), constitutes or would reasonably be expected to result in a superior proposal, as an “excluded party”. Please see “The Agreement and Plan of Merger—Alternative Transaction Proposals” beginning at page 62 for additional information.

A market check was not conducted prior to the signing of the merger agreement. If such a pre-signing market check had been conducted, the possibility of an alternative transaction proposal being presented prior to the execution of the merger agreement may have been higher. Mr. Jianquan Li and Ms. Ping Tse have expressed unwillingness to consider a sale of their stakes to any third party. It is possible that their unwillingness to consider a sale of their stakes to any third party may have discouraged third parties who expressed an interest in evaluating the Company during this “go-shop” period from submitting alternative transaction proposals.

Please see “Special Factors—Background of the Merger” beginning on page 20 for additional information regarding the result of the “go-shop” process.

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Termination of the Merger Agreement (Page 66)

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after stockholder approval has been obtained:

•	by mutual written consent of the Company (acting upon the recommendation of the special committee) and Parent;

•	by either Parent or the Company, if:

o	any governmental entity of competent jurisdiction shall have issued a final order, injunction or decree permanently having the effect of enjoining or otherwise prohibiting or making illegal the consummation of the merger; provided that this termination right is not available to a party whose failure to fulfill any obligation under the merger agreement has been the primary cause of, primarily resulted in or materially contributed to such order, injunction or decree;

o	the merger is not consummated by the termination date (which is July 24, 2013), provided that this termination right is not available to a party whose failure to fulfill any obligation under the merger agreement has been the primary cause of, primarily resulted in or materially contributed to the failure of closing to occur; or

o	our stockholders do not approve the merger agreement at the special meeting or any adjournment or postponement thereof;

•	by the Company:

o	if Parent or Merger Sub has breached or failed to perform any of its representations, warranties, covenants or agreements under the merger agreement, such that the corresponding condition to closing would not be satisfied and such breach or inaccuracy is not cured, within thirty business days after written notice of such breach; provided that this termination right is not available to the Company if it is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement;

o	if the board of directors of the Company has effected a change of recommendation and authorized termination of the merger agreement;

o	if the Company enters into a definitive written agreement with respect to a superior proposal after paying to Parent the applicable termination fee; or

o	if all of the closing conditions to the completion of the merger or to the obligations of Parent and Merger Sub to consummate the merger are otherwise satisfied, and Parent and Merger Sub fail to complete the merger within two business days following the date the completion should have occurred;

•	by Parent, if:

o	the Company has breached or failed to perform any of its representations, warranties, covenants or agreements under the merger agreement, or any representation or warranty made by it under the merger agreement, such that the corresponding condition to closing would not be satisfied and such breach or inaccuracy is not cured, within thirty business days after written notice of such breach; provided that this termination right is not available to Parent if it is then in material breach of any of its representations, warranties, covenants or other agreements under the merger agreement; or

o	the board of directors of the Company has made a change of recommendation.

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Please see “The Agreement and Plan of Merger—Termination of the Merger Agreement” beginning at page 66 for additional information.

Termination Fee and Reimbursement of Expenses (Page 67)

The merger agreement contains certain termination rights for the Company and Parent. The Company is required to pay Parent, which is wholly owned by Mr. Jianquan Li, a termination fee of $1.5 million if the merger agreement is: (a) terminated by the Company prior to the receipt of the stockholders’ approval in order to enter into a definitive agreement in connection with a superior proposal; (b) terminated by Parent if the board of directors of the Company has made a change of recommendation; or (c) (i) an alternative transaction proposal has been made and publicly disclosed (and not withdrawn) prior to the termination of the merger agreement, (ii) the merger agreement is terminated by the Company or Parent due to (x) expiration of the termination date or (y) failure to obtain the stockholders’ approval and (iii) such alternative transaction proposal is consummated or any definitive agreement is entered into with respect to such alternative transaction proposal within twelve (12) months of the termination of the merger agreement, except that if the merger agreement is terminated by the Company in order to enter into a definitive agreement in connection with a superior proposal that is received by the Company on or prior to 11:59 p.m. New York time on September 2, 2012, the Company is only required to pay Parent a termination fee of $750,000.

Parent is required to pay the Company a termination fee of $1.8 million if: (a) the merger agreement is terminated by the Company due to a material breach by Parent or Merger Sub; or (b) the merger agreement is terminated by the Company because (i) all of the closing conditions to the obligations of Parent and Merger Sub to consummate the merger are otherwise satisfied and (ii) the merger shall not have been completed within two business days following the date the merger should have been completed. Please see “The Agreement and Plan of Merger—Termination Fee and Reimbursement of Expenses” beginning at page 67 for additional information.

Remedies (page 67)

Other than any equitable remedies to which the Company may be entitled as described below, the Company’s right to terminate the merger agreement and receive payment from Parent of (i) a reverse termination fee of $1.8 million, which is approximately 1.6% of the enterprise value of the Company calculated based on the $4.50 per share merger consideration, in connection with the merger, and (ii) any reimbursement of costs and expenses pursuant to the merger agreement, is the sole and exclusive remedy of the Company against the Parent and Merger Sub with respect to the merger agreement and the transactions contemplated thereby.

Other than any equitable remedies to which Parent or Merger Sub may be entitled, Parent’s and Merger Sub’s right to receive payment of (i) a termination fee of $1.5 million or $750,000, to which approximately 1.4% or 0.7%, as applicable, of the enterprise value of the Company calculated based on the $4.50 per share merger consideration, and (ii) any reimbursement of costs and expenses pursuant to the merger agreement, is the sole and exclusive remedy of Parent and Merger Sub against the Company with respect to the merger agreement and the transactions contemplated thereby.

Parent and Merger Sub are entitled to specific performance of the terms under the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. The Company is entitled to an injunction, specific performance or other equitable remedies to enforce Parent’s obligation to cause DBS to fund the financing at the effective time of the merger but only in the event that (a) all the conditions of Parent and Merger Sub to consummate the merger have been satisfied or waived, (b) the financing has been funded or DBS has confirmed in writing that the financing will be funded at closing and (c) the Company has irrevocably confirmed that, if the financing is funded, it would take such actions that are within its control to cause the consummation of the transactions contemplated by the merger agreement to occur. However, under no circumstances is the Company permitted or entitled to both a grant of specific performance that results in completion of the merger and payment of all or any portion of the reverse termination fee. Please see “The Agreement and Plan of Merger—Remedies” beginning at page 67 for additional information.

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Appraisal Rights of Stockholders (Page 69)

You are not entitled to appraisal rights or other statutory rights of objection in connection with the merger under Nevada law. Section 92A.390 of the Nevada Revised Statutes, or the NRS, does not provide any right of dissent with respect to a plan of merger under the criteria described in that section of the NRS, which the Company satisfies. Please see “Appraisal Rights” beginning at page 69 for additional information.

Certain Material U.S. Federal Income Tax Consequences (Page 71)

The exchange of shares of Company common stock for cash pursuant to the merger will be a taxable transaction for United States federal income tax purposes, and a U.S. Holder who receives cash for shares of Company common stock pursuant to the merger will recognize gain or loss, if any, equal to the difference between the amount of cash received and the holder’s adjusted tax basis in the shares of Company common stock exchanged therefor. Payments made to a non-U.S. Holder with respect to shares of Company common stock exchanged for cash pursuant to the merger generally will be exempt from United States federal income tax unless: (a) the non-U.S. Holder is an individual who was present in the United States for 183 days or more during the taxable year of the exchange and certain other conditions are met; (b) the gain is effectively connected with the non-U.S. Holder’s conduct of a trade or business in the United States, and, if required by an applicable tax treaty, attributable to a permanent establishment maintained by the holder in the United States; or (c) the Company is or has been a United States real property holding corporation, or a USRPHC, for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of exchange of the shares of Company common stock or the period that the non-U.S. Holder held shares of Company common stock. You should consult your tax advisors for a full understanding of the U.S. federal, state, local, foreign and other tax consequences of the merger to you. Please see “Certain Material U.S. Federal Income Tax Consequences” beginning on page 71 for additional information.

 Certain Material PRC Income Tax Consequences (Page 74)

On March 16, 2007, the Fifth Session of the Tenth National People’s Congress passed the Enterprise Income Tax Law of the PRC (“EIT Law”), which became effective on January 1, 2008. Pursuant to the EIT Law and its implementing rules, enterprises established outside China whose “de facto management bodies” are located in China are considered “resident enterprises” and subject to the uniform 25% enterprise income tax rate on worldwide income. Given the short history of the EIT Law and lack of applicable legal precedent, it remains unclear how the PRC tax authorities will determine the PRC tax resident status of a company organized under the laws of a foreign (non-PRC) jurisdiction, such as us. If the PRC tax authorities determine that we are a “resident enterprise” for PRC enterprise income tax purposes, gains realized by investors that are not tax residents of the PRC, including U.S. Holders (“non-resident investors”) may be treated as income derived from sources within the PRC. In such event, any such gain derived by such investors on the sale or transfer of our common stock, including pursuant to the merger, may be subject to income tax under the PRC tax laws. Additionally, if we are determined to be a resident enterprise under the EIT Law, under the PRC Individual Income Tax Law and its implementing rules, any gain realized on the sale or transfer of our common stock, including pursuant to the merger, by non-resident investors who are individuals may be subject to a 20% PRC income tax if such gain is regarded as income derived from sources within the PRC. Please see “Certain Material PRC Income Tax Consequences” beginning on page 74 for additional information.

Fees and Expenses (Page 67)

Except for the right to reimbursement of costs and expenses under certain circumstances, whether or not the merger is completed, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such costs and expenses. Please see “The Agreement and Plan of Merger—Fees and Expenses” beginning at page 67 for additional information.

Delisting and Deregistration of Company Common Stock (Page 51)

If the merger is completed, the Company common stock will be delisted from the NASDAQ Global Market and deregistered under the Exchange Act and we will no longer file periodic reports with the Securities and Exchange Commission (the “SEC”).

Litigation Relating to the Merger (Page 51)

In April 2012, the Company and certain directors of the Company were named as defendants in three putative class action complaints filed in the Eighth Judicial District Court of Clark County, Nevada (the “District Court”) by stockholders of the Company in connection with the proposed merger. The cases are captioned Vitie Rakauskas v. Jianquan Li et al., Case No. A-12-659777; Edouard Bazior v. JianQuan Li et al., Case No. A-12-659967; and Estate of William Weiss v. Winner Medical Group et al., Case No. A-12-660903. On June 25, 2012, the cases were consolidated under the caption In re Winner Medical Group, Inc. Stockholder Litigation, Case No. A-12-659777. Also on that date, plaintiffs Vitie Rakausak, Eduouard Bazior and the Estate of William Weiss were named Co-Lead Plaintiffs for the putative class, and the law firms Berman DeValerio, Levi Korsinski LLP, and Rigrodsky & Long P.A. were named Co-Lead Counsel for the putative class. On August 9, 2012, Co-Lead Plaintiffs served a Consolidated Class Action Complaint. The Consolidated Class Action Complaint alleges that the members of the board of directors breached their fiduciary duties to the Company’s stockholders by, among other things, failing to maximize stockholder value and obtain the best financial and other terms and act in the best interest of the Company’s stockholders. On October 12, 2012, Co-Lead Plaintiffs filed an Amended Consolidated Class Action Complaint, alleging that the Preliminary Proxy Statement does not disclose certain allegedly material information. Co-Lead Plaintiffs seek, among other things, to enjoin the defendants from completing the proposed merger, rescission or rescissory damages in the event that the merger is consummated, an accounting of the damages sustained from the alleged misconduct, and attorneys’ fees and costs.

The Company and the board of directors believe that the plaintiffs' claims are without merit and intend to defend against them vigorously.

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One of the conditions to the closing of the merger is that no order by a court or other governmental entity shall be in effect that prohibits the consummation of the merger or that makes the consummation of the merger illegal. As such, if the plaintiffs are successful in obtaining an injunction prohibiting the defendants from completing the merger on the agreed-upon terms, then such injunction may prevent the merger from becoming effective, or from becoming effective within the expected timeframe. Please see “Special Factors—Litigation Relating to the Merger” beginning at page 51 for additional information.

Where You Can Find More Information (page 77)

You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. For a more detailed description of the additional information available, please see “Where You Can Find More Information” beginning on page 77.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers address briefly some questions you may have regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q: Why am I receiving this proxy statement?

A: On July 24, 2012, we entered into the merger agreement, with Parent and Merger Sub providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are indirectly beneficially owned by Mr. Jianquan Li. The merger is a going private transaction with Mr. Jianquan Li, the chairman and chief executive officer of the Company, and Ms. Ping Tse, the wife of Mr. Jianquan Li. You are receiving this proxy statement in connection with the solicitation of proxies by the board of directors of the Company in favor of the approval of the merger agreement because you owned shares of Company common stock as of the record date for the special meeting, which is                    , 2012.

Q: What matters will be voted on at the special meeting?

A: You will be asked to consider and vote on the following proposals:

•	Approval of the merger agreement; and

•	Approval of the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Q: As a stockholder, what will I receive in the merger?

A: If the merger is completed, you will be entitled to receive $4.50 in cash, without interest thereon and less any required withholding taxes, for each share of Company common stock that you own immediately prior to the effective time of the merger as described in the merger agreement.

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See “Certain Material United States Federal Income Tax Consequences” beginning on page 71 for a more detailed description of the United States federal tax consequences of the merger. See “Certain Material PRC Income Tax Consequences” beginning on page 74 for a more detailed description of the PRC tax consequences of the merger. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state, local and/or non-U.S. taxes.

Q: When will I receive the merger consideration for my shares of Company common stock?

A: After the merger is completed, you will receive written instructions, including a letter of transmittal, that explain how to exchange your shares for the merger consideration. When you properly complete and return the required documentation described in the written instructions, you will promptly receive from the paying agent payment of the merger consideration for your shares of Company common stock.

Q: How will the Company’s outstanding options and restricted stock units be treated in the merger?

A: Each Company RSU pursuant to the Company 2010-2011 RSU Plan that is then outstanding, whether vested or unvested, shall become fully vested immediately prior to the effective time of the merger, and each such Company RSU shall be treated as a share of Company common stock for all purposes of the merger agreement as of the effective time of the merger.

Each Company RSU pursuant to the Company 2011-2013 RSU Plan, whether vested or unvested, shall be cancelled and converted into the right to receive one restricted stock unit of Holdco at the effective time of the merger.

Each option to purchase Company common stock pursuant to the Company 2012-2013 Incentive Plan that is outstanding and vested immediately prior to the effective time of the merger shall be cancelled and converted into the right to receive cash, at the effective time of the merger, in an amount equal to the total number of shares of Company common stock subject to each option immediately prior to the effective time of the merger multiplied by the amount, if any, by which $4.50 exceeds the exercise price payable per share issuable under such option. Each of the options to purchase the Company common stock and Company RSUs pursuant to the Company 2012-2013 Incentive Plan that is then outstanding and unvested shall be cancelled and converted into the right to receive, as applicable, either one option to purchase one ordinary share of Holdco or one restricted stock unit of Holdco, at the effective time of the merger.

The Company 2010-2011 RSU Plan shall terminate, and the Company 2011-2013 RSU Plan and the Company 2012-2013 Incentive Plan shall be assumed by Holdco, as of the effective time of the merger.

Q: When and where is the special meeting of our stockholders?

A: The special meeting of stockholders will be held on                       , 2012, starting at 10:00 a.m., Shenzhen time, at Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, People’s Republic of China.

Q: What vote of our stockholders is required to approve the merger agreement?

A: Approval of the merger agreement by our stockholders requires the affirmative vote of both (i) stockholders holding at least a majority of the outstanding shares of Company common stock outstanding at the close of business on the record date and (ii) stockholders holding at least a majority of the outstanding shares of the Company common stock not owned, directly or indirectly, by the buyer group on the record date, voting in person or by proxy at a special meeting of stockholders of the Company.

The adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement will be approved if more holders of the shares of Company common stock present in person or represented by proxy and entitled to vote on the proposal vote in favor of the proposal than against the proposal.

At the close of business on                            , 2012, the record date, 24,626,872 shares of Company common stock were outstanding and entitled to vote at the special meeting. The buyer group owns 18,024,134 shares of Company common stock. These represent approximately 73.2% of the total outstanding shares. Mr. Jianquan Li and Ms. Ping Tse have agreed, under the voting agreement, to vote in favor of the proposal to approve the merger agreement. Based on the number of shares of Company common stock expected to be outstanding on the record date, more than 50% of the remaining 6,602,738 shares of Company common stock (representing approximately 26.8% of the total outstanding shares of Company common stock), namely, at least 3,301,370 shares of Company common stock (representing at least 13.4% of the total outstanding shares of Company common stock), owned by the stockholders other than members of the buyer group must be voted in favor of the proposal to be approved.

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Q: Who can attend and vote at the special meeting?

A: All stockholders of record as of the close of business, Shenzhen time, on                       , 2012, the record date for the special meeting, are entitled to receive notice of and to attend and vote at the special meeting, or any postponement or adjournment thereof. Stockholders may vote by attending the special meeting and voting in person. In order to attend the special meeting in person, arrive at the meeting time at the address listed above with your proxy card and a form of valid photo identification. To obtain directions to attend the special meeting, call       at         . If you are a beneficial owner of shares held in “street name” and you want to vote in person at the special meeting, you must contact the bank, brokerage firm or other nominee that holds your shares of Company common stock in their name prior to the meeting and obtain from them a valid proxy issued by them in your name giving you the right to vote the shares of Company common stock registered in their name. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting.

Q: How does our board of directors recommend that I vote?

A: After careful consideration of the unanimous recommendation of the special committee and other factors, at a meeting of our board of directors, with Mr. Jianquan Li having recused himself, our board of directors determined by the unanimous approval of those present at the meeting, that the merger is advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders, and approved the merger agreement and the transactions contemplated by the merger agreement, including the merger, and recommends that our stockholders vote “FOR” the proposal to approve the merger agreement, and “FOR” the proposal to approve the postponement or adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Please see “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger” beginning on page 27 for a discussion of the factors that the special committee and our board of directors considered in deciding to recommend the approval of the merger agreement. In addition, in considering the recommendation of the special committee and the board of directors with respect to the merger agreement, you should be aware that some of the Company’s directors and executive officers may have interests that are different from, or in addition to, the interests of our stockholders generally. See “Special Factors—Interests of Certain Persons in the Merger” beginning on page 49 for additional information.

Q: How will our directors and executive officers vote on the proposal to approve the merger agreement?

A: Mr. Jianquan Li, our chairman and chief executive officer, has entered into a voting agreement in which he agreed to vote all of his shares of Company common stock in favor of the approval of the merger agreement. As of                     , 2012, the record date of the special meeting, Mr. Jianquan Li owned 13,513,569 shares of Company common stock entitled to vote at the special meeting, or approximately 54.9% of the outstanding shares of the Company common stock, and Ms. Ping Tse, his wife, beneficially owned 4,510,565 shares of Company common stock, or approximately 18.3% of the outstanding shares of the Company common stock.

As of                     , 2012, the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate,                          shares of Company common stock (excluding shares issuable upon the exercise of options and restricted stock units as of such date), representing         % of the outstanding shares of Company common stock on the record date. The directors and executive officers (other than Mr. Jianquan Li) have informed the Company that they currently intend to vote all of their shares of Company common stock “FOR” the proposal to approve the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement. Please see “The Special Meeting” beginning on page 52 for additional information.

Q: Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares of Company common stock?

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A: You are not entitled to appraisal rights or other statutory rights of objection in connection with the merger under Nevada law. Section 92A.390 of the NRS does not provide any right of dissent with respect to a plan of merger under criteria described in that section of the NRS, which the Company satisfies.

Q: How do I cast my vote if I am a holder of record?

A: If you were a holder of record as of the close of business, Shenzhen time, on                          , 2012, you may submit your proxy or vote your shares of Company common stock on matters presented at the special meeting in any of the following ways: by telephone, via the Internet, by mail or by voting in person at the meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares of Company common stock represented by your properly signed proxy will be voted “FOR” the proposal to approve the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

Q: How do I cast my vote if my shares of Company common stock are held in “street name” by a bank, brokerage firm or other nominee?

A: If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares of Company common stock held in “street name.” You will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of Company common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee.

Q: What will happen if I abstain from voting or fail to vote on the proposal to approve the merger agreement?

A: If you fail to submit a proxy or vote in person at the special meeting, or abstain, or do not provide your bank, brokerage firm or other nominee with voting instructions, as applicable, your shares of Company common stock will not be voted on the proposal to approve the merger agreement, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. If you are a stockholder of record, you have the right to revoke a proxy (whether delivered over the Internet, by telephone or by mail) at any time before it is voted at the special meeting by (i) submitting a new proxy by telephone or via the Internet after the date of the earlier voted proxy (ii) signing another proxy card with a later date and returning it to us prior to the special meeting or (iii) attending the special meeting and voting in person. Any such new or later-dated proxy should be delivered (over the Internet, by facsimile over the telephone or by mail) to Ms. Huixuan (Fiona) Chen, our investor relations manager. If delivered by Internet, please email investors@winnermedical.com. If sent by mail or facsimile, please send it to Winner Medical Group Inc., Winner Industrial Park, Bulong Road, Longhua, Shenzhen, 518109, China, Attn: Huixuan (Fiona) Chen, Investor Relations Manager or via facsimile to (86) 755-2813-4588. Any such new or later-dated proxies must be received by the Company prior to the special meeting. Receipt by the Company of such new or later-dated proxy prior to the special meeting is, in itself, sufficient to revoke a prior proxy by that stockholder. If you hold your shares of Company common stock in “street name,” you may submit new voting instructions by contacting your bank, brokerage firm or other nominee. You may also vote in person at the special meeting if you obtain a legal proxy from your bank, brokerage firm or other nominee.

Q:  What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your shares of Company common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of Company common stock. If you are a holder of record and your shares of Company common stock are registered in more than one name, you will receive more than one proxy card. Please submit each proxy and voting instruction card that you receive.

Q: If I am a holder of certificated shares of Company common stock, should I send in my stock certificates now?

A: No. Promptly after the merger is completed, each holder of record as of the time of the merger will be sent written instructions for exchanging their stock certificates for the merger consideration. These instructions will tell you how and where to send in your stock certificates for your cash consideration. You will receive your cash payment after the paying agent receives your share certificates and any other documents requested in the instructions. Please do not send in your stock certificates with your proxy.

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Holders of uncertificated shares of Company common stock (i.e., holders whose shares are held in book entry) will automatically receive their cash consideration as soon as practicable after the effective time of the merger without any further action required on the part of such holders.

Q: What constitutes a quorum for the special meeting?

A: The presence, in person or by proxy, of the holders of a majority of the shares of Company common stock outstanding and entitled to vote on the record date is necessary to constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes are included in determining the number of shares present or represented at the special meeting for purposes of determining whether a quorum exists. Once a share of Company common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned.

Q: Will any proxy solicitors be used in connection with the special meeting?

A: Yes. To assist in the solicitation of proxies, the Company has engaged                .

Q: What happens if the merger is not completed?

A: If the merger agreement is not approved by our stockholders, or if the merger is not completed for any other reason, you will not receive any payment for your Company common stock pursuant to the merger agreement. Instead, we will remain a publicly traded company and our common stock will continue to be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed and traded on the NASDAQ Global Market. Under certain circumstances specified in the merger agreement, we may be required to pay Parent, which is wholly owned by Mr. Jianquan Li, a termination fee of $1.5 million or $750,000, which is approximately 1.4% or 0.7%, as applicable, of the enterprise value of the Company calculated based on the $4.50 per share merger consideration, or Parent may be required to pay us a termination fee of $1.8 million, which is approximately 1.6% of the enterprise value of the Company calculated based on the $4.50 per share merger consideration. See “The Agreement and Plan of Merger—Termination Fees and Reimbursement of Expenses” beginning on page 67 for additional information.

Q: When is the merger expected to be completed?

A: We are working to complete the merger as quickly as possible. We currently expect the merger to be completed before December 31, 2012, subject to all conditions to the merger having been satisfied or waived. However, we cannot assure you that all conditions to the merger will be satisfied or waived by then or at all.

Q: What is householding and how does it affect me?

A: The SEC permits companies to send a single set of certain disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. We have not instituted householding for stockholders of record; however, certain brokerage firms may have instituted householding for beneficial owners of Company common stock held through brokerage firms. If your family has multiple accounts holding Company common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q: Who can help answer my questions?

A: If you have any questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact                toll-free at                , collect at               , by email at                 or at             .

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SPECIAL FACTORS

The following is a description of the material aspects of the merger. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the merger agreement attached to this proxy statement as Annex A, for a more complete understanding of the merger. The following description is subject to, and is qualified in its entirety by reference to, the merger agreement.

The Parties

The Company

The Company is a leading China-based exporter and retailer of high-quality medical dressings and consumer products made from 100% cotton, according to industry trade association statistics. The Company has fifteen wholly owned subsidiaries and three joint ventures, which manufacture and sell tailored medical dressings and disposables, as well as non-woven fabric made from natural cotton. With a vertically integrated supply chain ranging from spinning fabric to finished goods, the Company provides its customers with a wide range of high-quality products, from surgical and wound care to consumer goods in China and abroad. Its products include those with FDA, CE mark, TUV and other global standard certifications and the Company holds 54 domestic and international patents. For nine consecutive years, the Company has ranked as one of the leading medical dressing exporters in China, with North America, Europe and Japan as its major markets. In addition, the Company distributes under its own “Winner” and “PurCotton®” brand names in China. To learn more about Winner Medical, please visit Winner Medical’s website at: http://winnermedical.investorroom.com. The Company’s website address is provided as an inactive textual reference only. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. See also “Where You Can Find More Information” beginning on page 77. Company common stock is publicly quoted on the NASDAQ Global Market under the symbol “WWIN.” Our principal executive offices are located at Winner Industrial Park, Bulong Road, Long Hua, Shenzhen, China.

Parent

Winner Holding Limited was incorporated under the laws of the Cayman Islands, and was formed by Mr. Jianquan Li solely for the purpose of owning the Company after the merger and arranging the financing for the merger. Parent is a wholly owned subsidiary of Holdco (as defined below). Parent has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The registered office of Parent is Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands, and its telephone number is (86) 755-2813-8888.

Merger Sub

Winner Acquisition, Inc. was incorporated under the laws of the State of Nevada and was formed by Mr. Jianquan Li solely for the purpose of effecting the merger and arranging the financing for the merger. Merger Sub is a wholly owned subsidiary of Parent. Merger Sub has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The registered office of Merger Sub is c/o Paracorp Incorporated, 318 N. Carson Street, Suite 2008, Carson City, NV 89701, and its telephone number is (86) 755-2813-8888.

Holdco

Glory Ray Holdings Limited was incorporated under the laws of the British Virgin Islands and was formed by Mr. Jianquan Li solely for the purpose of owning the entire shares of Parent and arranging the financing for the merger. Holdco is currently wholly owned by Mr. Jianquan Li. Prior to the closing of the merger, each of Mr. Jianquan Li and Ms. Ping Tse will receive shares of Holdco in exchange for contributing their respective shares of Company common stock to Parent pursuant to a contribution agreement, as part of the rollover financing. Holdco has not engaged in any business except for activities incidental to its formation and in connection with the transactions contemplated by the merger agreement, including the merger and related financing transactions. The registered office of Holdco is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and its telephone number is (86) 755-2813-8888.

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Mr. Jianquan Li

Mr. Jianquan Li is, and has been for the last five years, the chairman and chief executive officer of the Company. The business address of Mr. Jianquan Li is Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, 518109, People’s Republic of China. His telephone number is (86) 755-2813-8888. Mr. Jianquan Li is a citizen of Hong Kong Special Administrative Region.

Ms. Ping Tse

Ms. Ping Tse is Mr. Jianquan Li's wife. Ms. Ping Tse’s address is c/o Mr. Jianquan Li, Winner Industrial Park, Bulong Road, Longhua Shenzhen City, 518109, People’s Republic of China. Her telephone number is (86) 755-2813-8888. Ms. Ping Tse is a citizen of Hong Kong Special Administrative Region.

Overview of the Transaction

The Company, Parent and Merger Sub entered into the merger agreement on July 24, 2012. Under the terms of the merger agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent. The Company, as the surviving corporation, will continue to do business under the name “Winner Medial Group Inc.” following the merger. The merger is a going private transaction with Mr. Jianquan Li, the chairman and chief executive officer of the Company, and Ms. Ping Tse, the wife of Mr. Jianquan Li. At the effective time of the merger, the following will occur in connection with the merger:

—	each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than Excluded Shares) will be converted into the right to receive the per share merger consideration of $4.50 without interest and net of any applicable withholding taxes;

—	each of the Excluded Shares will be cancelled for no consideration;

—	each Company RSU pursuant to the Company 2010-2011 RSU Plan that is outstanding immediately prior to the effective time of the merger, whether vested or unvested, shall become fully vested immediately prior to the effective time of the merger, and each such 2010-2011 Company RSU shall be treated as a share of Company common stock for all purposes of the merger agreement as of the effective time;

—	each Company RSU pursuant to the Company 2011-2013 RSU Plan, whether vested or unvested, shall be cancelled and converted into the right to receive one restricted stock unit of Holdco at the effective time;

—	each option to purchase Company common stock pursuant to the Company 2012-2013 Incentive Plan that is outstanding and vested immediately prior to the effective time of the merger shall be cancelled and converted into the right to receive cash, at the effective time of the merger, in an amount equal to the total number of shares of Company common stock subject to each option immediately prior to the effective time of the merger multiplied by the amount, if any, by which $4.50 exceeds the exercise price payable per share issuable under such option. Each of the options to purchase the Company common stock and restricted stock units of the Company pursuant to the Company 2012-2013 Incentive Plan that is then outstanding and unvested shall be cancelled and converted into the right to receive, as applicable, either one option to purchase one ordinary share of Holdco or one restricted stock unit of Holdco, at the effective time of the merger; and

—	the Company 2010-2011 RSU Plan shall terminate, and the Company 2011-2013 RSU Plan and the Company 2012-2013 Incentive Plan shall be assumed by Holdco, as of the effective time of the merger.

Following and as a result of the merger:

—	the unaffiliated stockholders will no longer have any interest in, and will no longer be stockholders of, the Company, and will not participate in any of the Company’s future earnings or growth;

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—	shares of Company common stock will no longer be listed on the NASDAQ Global Market, and price quotations with respect to shares of Company common stock in the public market will no longer be available; and

—	the registration of the Company common stock under the Exchange Act will be terminated.

Management and Board of Directors of the Surviving Corporation

The board of directors of the surviving corporation will, from and after the effective time of the merger, consist of the directors of Merger Sub as of immediately prior to the effective time of the merger (identified below under “Annex C—Directors and Executive Officers of Each Filing Person”), until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal. The officers of the surviving corporation will, from and after the effective time of the merger, be the officers of the Company as of immediately prior to the effective time of the merger (identified below under “Annex C—Directors and Executive Officers of Each Filing Person”), until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal.

Background of the Merger

Our board of directors and senior management periodically review the Company’s long-term strategic plans with the goal of enhancing stockholder value. As part of this ongoing process, our board of directors and senior management, from time to time, have considered strategic alternatives that may be available to the Company.

Starting in late January 2012, Mr. Jianquan Li was approached by several private equity funds regarding a potential going private transaction involving the Company.

Mr. Jianquan Li only started to contemplate the feasibility of such a transaction thereafter, especially in light of the fact that the Company’s business strategy had been gradually shifting from focusing on medical supplies exports to sales of medical and consumer products in the Chinese market since late 2009 (when the Company opened its first retail store under the brand name “PurCotton” in China). With the implementation of the Company’s new business strategic focus on consumer products in the Chinese market, the Company was not able to benefit as much from its status as a U.S. listed company as it had been when the focus of the Company’s business was medical supplies exports. Considering the Company’s business was moving farther away from the international market and the generally weak performance of the stocks of Chinese companies, including the Company, in the U.S. capital market, Mr. Jianquan Li thought the benefits of the Company as a listed company in the U.S. no longer justify the maintenance costs.

Around the end of March 2012, Mr. Jianquan Li met with representatives of several possible financing sources to discuss a possible transaction. Mr. Jianquan Li and the financing sources discussed, in general terms, the process of and the time required for a typical going private transaction involving a Nevada company, as well as the estimated costs for completing such a transaction. No details regarding the terms or timing of the transaction were discussed. Mr. Jianquan Li also approached and engaged Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) regarding the transaction because of Skadden’s extensive experience with mergers and acquisitions transactions, particularly going private transactions, its extensive experience in representing China-based companies and its ability to communicate in both English and Mandarin.

On April 1, 2012, Mr. Jianquan Li called a meeting of the board of directors of the Company, at which he submitted a non-binding proposal letter (“Proposal Letter”) to the board of directors of the Company proposing to undertake the transaction by acquiring all of the shares of the Company common stock not currently or indirectly owned by him and his wife, Ms. Ping Tse, for cash consideration of $4.30 per share of Company common stock. In the Proposal Letter, Mr. Jianquan Li outlined his intention to finance the possible transaction with a combination of debt financing and equity financing. He indicated that he had held preliminary discussions with potential sources of financing. He also indicated that he would provide equity financing from his existing holdings of Company common stock.

Thereafter, Mr. Jianquan Li recused himself from the meeting and the rest of the board of directors held a meeting to discuss the Proposal Letter. At the meeting, the board of directors formed a special committee of independent directors consisting of three independent directors, Mr. Wenzhao Liang, Mr. Lawrence Xiaoxia Pan and Mr. Xuedong Wu, to consider and attend to all matters in connection with the proposal and any alternative transactions. The board of directors authorized the special committee to, among other things, (a) formulate, establish, oversee and direct a process for the identification, solicitation, evaluation and negotiation of any potential sale transaction, (b) evaluate and negotiate the terms of any proposed definitive or other agreements in respect of any potential sale transaction, (c) communicate with relevant parties (including, without limitation, stockholders, investors, management, other directors, employees, agents and representatives of the Company and other potential acquirers) in respect of any potential sale transaction, (d) make recommendations to the board of directors in respect of any potential sale transaction, including, without limitation, any recommendation to not proceed with or to recommend that the Company’s stockholders reject a potential sale transaction, and (e) make recommendations to the board of directors that the board of directors take other actions or consider other matters that the special committee deems necessary or appropriate with respect to any potential sale transaction.

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As discussed below, Mr. Jianquan Li recused himself from all matters on behalf of the board of directors and the Company regarding the proposed transaction and, pursuant to the request of the special committee, Mr. Jianquan Li did not participate in or supervise (a) the review of the draft merger agreement on behalf of the Company, including the evaluation of the interim covenants relating to the operation of the Company between signing of the merger agreement and the closing of the proposed transaction or (b) the preparation of the Company’s financial projections provided to the special committee, the board of directors, William Blair and the DBS.

On April 2, 2012, the Company issued a press release regarding its receipt of the Proposal Letter and the transaction proposed therein, and filed the press release as an exhibit to its Current Report on Form 8-K.

Between April 1 and April 10, 2012, the special committee invited a number of law firms and investment banking firms to submit their qualifications and proposals to act as its legal advisor and financial advisor, respectively.

On April 10, 2012, the special committee interviewed two law firms and three investment banking firms which had submitted their qualifications and proposals to choose from among them its legal advisor and financial advisor and discussed among the members of the special committee the possible positive and negative qualifications of candidates for each role. Thereafter, on April 13, 2012, the special committee decided to retain Cleary Gottlieb Steen & Hamilton LLP (“Cleary”) as its legal counsel and William Blair as its financial advisor to assist with its work. The special committee’s decision was based on, among other factors, these two firms’ qualifications, their extensive experience with mergers and acquisitions transactions, including going private transactions, their significant history of working with China-based companies and their ability to easily communicate in both English and Mandarin. The special committee inquired and confirmed that neither firm had any conflict of interest with respect to the proposed transaction by Mr. Jianquan Li.

On April 13 and April 19, 2012, the special committee and the Company formally executed engagement letters with Cleary and William Blair, respectively.

On April 19, 2012, the special committee requested to schedule an initial meeting with representatives of Cleary and William Blair, and requested that the advisors prepare materials for the initial meeting.

On April 20, 2012, the special committee received a request from Mr. Jianquan Li to allow two potential private equity investors, which we refer to as “Investor A” and “Investor B”, that were interested in participating in the proposed transaction with Mr. Jianquan Li to commence due diligence on the Company. On April 23, 2012, the special committee had a telephonic meeting with representatives of Cleary and William Blair in attendance to discuss the process of a potential transaction with respect to Mr. Jianquan Li’s proposal. At the meeting, (a) representatives of William Blair discussed their due diligence plan with the special committee, (b) Cleary reviewed and advised the special committee of U.S. securities laws matters that could be raised by the proposed transaction, (c) Cleary reviewed and advised the special committee regarding the directors’ fiduciary duties in the context of the proposed transaction, (d) the special committee reviewed a tentative transaction timeline for the proposed transaction and (e) the special committee confirmed the engagement of Lionel Sawyer & Collins (“Lionel Sawyer”) as Nevada legal counsel to the special committee, which decision was based on Lionel Sawyer’s extensive experience with corporate transactions, including mergers and acquisitions, its strong reputation and the absence of any prior relationship with the Company or Mr. Jianquan Li. Representatives of William Blair further elaborated on the timetable and process in connection with conducting a pre-signing or post-signing market check, should the special committee determine that would be in the best interests of the Company and the unaffiliated stockholders. The special committee discussed with its advisors the possibility of exploring potential alternative transactions to the merger, including the advantages of conducting a pre-signing market check, but decided to defer the decision of whether to conduct a market check until after William Blair’s preliminary financial analyses became available. The special committee noted that a pre-signing market check would assist it in assessing whether another party might be willing to pay a price higher than $4.30 per share for the shares held by unaffiliated stockholders and give any interested party the opportunity to present a competing bid before a binding agreement is entered into with Mr. Jianquan Li. The special committee and its advisors also discussed the recent request from Mr. Jianquan Li to allow Investor A and Investor B to commence due diligence on the Company and concluded to approve such due diligence subject to such investors entering into satisfactory confidentiality agreements with the Company that included appropriate standstill provisions as well as provisions prohibiting any agreement with Mr. Jianquan Li without the special committee’s prior approval. In determining to allow Investor A and Investor B to commence due diligence on the Company, the special committee considered the following factors: (i) that both Investor A and Investor B were well-established players in the private equity industry and (ii) if the special committee determined to proceed with the proposed transaction involving Mr. Jianquan Li, the participation by Investor A and/or Investor B could (x) provide greater certainty of financing and increase the ability of Mr. Jianquan Li to consummate the merger and (y) lead to a higher offer price by Mr. Jianquan Li, which would be in the interest of the unaffiliated stockholders.

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On April 25, 2012, Cleary sent a draft confidentiality agreement to Skadden to be passed along to Investor A.

On April 27, 2012, Cleary received comments to the confidentiality agreement from Investor A. From April 27 to April 30, 2012, Cleary had discussions with legal counsel to Investor A on the confidentiality agreement. On April 30, 2012, the Company signed a confidentiality agreement with Investor A, and thereafter Investor A commenced due diligence on the Company. Also on April 27, 2012, representatives of William Blair had a telephonic meeting with senior management of the Company to discuss the Company’s financial forecasts.

On April 30, 2012, the special committee and the Company formally executed an engagement letter with Lionel Sawyer.

On May 7, 2012, the special committee held a telephonic meeting with representatives of Cleary and William Blair in attendance. At the meeting, (a) the special committee reviewed draft mandate resolutions and discussed the independence afforded the special committee by the draft mandate resolutions, as well as the related protection it would provide the Company’s stockholders that were not part of the buyer group, (b) the special committee reviewed a draft protocol outlining a process for management of the Company to follow during the discussion of the potential transaction with respect to Mr. Jianquan Li’s proposal in order to maintain the independence of the process, including the due diligence process, and (c) representatives of William Blair discussed their progress with respect to their due diligence of the Company. The draft protocol provided, among other things, that (i) no member of management (other than Mr. Jianquan Li), particularly Mr. Xiuyuan Fang, the chief financial officer and director of the Company, would be permitted to discuss any post-closing arrangement, including the rollover of his or her shares, with any potential participant in any transaction involving the Company (including Mr. Jianquan Li), without the express permission of the special committee, (ii) all due diligence would be performed through formal communication channels supervised by the special committee or a person designated by the special committee and (iii) members of management and any other director should inform the special committee promptly if he or she is contacted by any potential participant in any transaction involving the Company. After discussing the draft mandate resolutions and the draft protocol at length, the special committee had no further comments on the draft mandate resolutions of the board of directors or the draft protocol. In addition, the special committee decided to formally request that Mr. Jianquan Li recuse himself from any future meetings of the board of directors at which the proposed transaction would be discussed, which he did. The special committee authorized Ms. Huixuan (Fiona) Chen, the acting secretary of the special committee and investor relationship manager of the Company, to coordinate with William Blair and potential investors, including Investor A, on behalf of the special committee with respect to due diligence and related logistics. The special committee also instructed (i) Ms. Huixuan (Fiona) Chen to convey the protocol for process to Mr. Xiuyuan Fang, the chief financial officer and director of the Company, and any other appropriate persons within the Company, and (ii) Cleary to contact Mr. Xiuyuan Fang, in light of his position as a key management personnel of the Company to ensure that he understood and agreed to abide by the protocol.

On May 8, 2012, the board of directors (other than Mr. Jianquan Li, who recused himself from the action) approved the mandate resolutions for the special committee by unanimous written resolution. The mandate resolutions authorized the special committee to (a) formulate, establish, oversee and direct a process for the identification, solicitation, evaluation and negotiation of any potential sale transaction, (b) evaluate and negotiate the terms of any proposed definitive or other agreements in respect of any potential sale transaction, (c) communicate with relevant parties (including, without limitation, stockholders, investors, management, other directors, employees, agents and representatives of the Company and other potential acquirers) in respect of any potential sale transaction, (d) make recommendations to the board of directors in respect of any potential sale transaction, including, without limitation, any recommendation to not proceed with or to recommend that the Company’s stockholders reject a potential sale transaction, and (e) make recommendations to the board of directors that the board of directors take other actions or consider other matters that the special committee deems necessary or appropriate with respect to any potential sale transaction. The resolutions also provided that the board of directors would not approve any deal without the special committee’s recommendation. The resolutions further authorized the payment of $10,000 per month to the chairman of the special committee and $7,000 per month to each other member of the special committee as compensation for their services in such capacity.

On May 8, 2012, pursuant to the instructions of the special committee, Cleary had a telephonic meeting with Mr. Xiuyuan Fang. At the meeting, Cleary discussed with Mr. Xiuyuan Fang his and other management members’ positions during the process of the potential transaction with respect to Mr. Jianquan Li’s proposal, including the due diligence process, and certain restrictions on the rollover of shares of Company common stock held by management members, including Mr. Xiuyuan Fang. Mr. Xiuyuan Fang confirmed that he was not in discussions with Mr. Jianquan Li regarding a rollover of his shares and agreed to abide by and to cause other officers of the Company to abide by the protocol for process established by the special committee. Mr. Xiuyuan Fang also confirmed during the call that he and Mr. Jianquan Li were the primary “decision makers” at the Company.

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On May 11, 2012, the senior management of the Company sent its financial forecast model to William Blair.

On May 18, 2012, Skadden provided an initial draft of the merger agreement to the special committee and Cleary.

On May 22, 2012, as requested by the Company, Cleary provided a form confidentiality agreement to Investor B. On May 22 and 23, Cleary had discussions with Investor B on the confidentiality agreement, and the Company signed the confidentiality agreement with Investor B on May 25. Thereafter, Investor B commenced due diligence on the Company.

On May 23, 2012, members of the senior management of the Company met with representatives of William Blair to discuss the company’s financial forecast model. Topics also covered in the discussion included financial management structure, internal financial controls, financial reporting systems and past and forecasted financial performance.

On May 24, 2012, the Company sent a revised financial forecast model to William Blair, and the representatives of William Blair used this model as a basis for their preliminary financial analyses.

From May 14 to June 4, 2012, the special committee had several telephonic meetings with representatives of Cleary and William Blair to review status updates of the process of the potential transaction with respect to Mr. Jianquan Li’s proposal, including updates on the due diligence process and preliminary financial analyses of William Blair. As a strategic matter, the special committee decided not to respond to the draft merger agreement provided by Skadden until after William Blair’s preliminary financial analyses became available.

On June 25, 2012, the special committee held a meeting in Shenzhen with representatives of Cleary and William Blair in attendance. At the meeting, representatives of William Blair discussed with the special committee their preliminary financial analyses, based on the Company’s financial projections, which were prepared by senior management of the Company, of the purchase price of $4.30 per share proposed by the buyer group to acquire the shares of Company common stock (other than the Excluded Shares), and the discussion of such preliminary financial analyses included a preliminary selected public company trading analysis, selected transaction multiple analysis, discounted cash flow analysis, precedent leveraged acquisition analysis and precedent acquisitions of publicly traded companies premiums paid analysis. The special committee noted that the offer price of $4.30 per share was within or above the valuation ranges derived from each analysis, as indicated by the preliminary financial analyses. In discussing the preliminary selected public company trading analysis performed by the representatives of William Blair, the special committee discussed the criteria for selecting the different groups of companies included in the analysis, noted that without regard to size of market capitalization, size of enterprise value or size of revenues, William Blair had only selected three companies under the “U.S. Listed Other Companies” category in the selected public company analysis, and inquired whether there were any other groups of companies that should be considered. After discussion, the special committee requested the representatives of William Blair to provide supplemental preliminary public company trading analysis materials by including Chinese healthcare companies listed in the U.S. through reverse merger in its preliminary selected public company trading analyses. Thereafter, representatives of Cleary explained the structure and the key terms of the draft merger agreement circulated by Skadden to the special committee and discussed with the special committee the key issues identified in the draft merger agreement, the effect and implications of various positions as to the key terms in the draft merger agreement and potential positions that the special committee might adopt with respect to the identified issues and key terms. Among other things, the special committee and its advisors discussed (i) whether the obligations of Parent and Merger Sub would be guaranteed by creditworthy beneficial owners of the rollover shares, (ii) the treatment of outstanding options and restricted stock units of the Company proposed by Mr. Jianquan Li, which was separately conveyed to the special committee by Skadden, (iii) conditioning the merger on a vote of a majority of the minority public stockholders not affiliated with the buyer group (the “majority of the minority” vote), (iv) the special committee’s rights and limitations in soliciting and dealing with third party competing proposals, (v) the amount of the proposed termination fee and reverse termination fee and related triggering events, (vi) whether the reverse termination fee payable by Parent should be increased as the amount proposed by the buyer group was inadequate both to compensate the Company and as a penalty if the proposed transaction was not consummated due to the fault of the buyer group, (vii) the buyer group’s proposed financing and (viii) the proposed conditions to closing .

On June 29, 2012, representatives of William Blair provided supplemental preliminary public company trading analysis dated June 28, 2012 in response to the request of the special committee. On the same day, the special committee held a telephonic meeting with representatives of Cleary and William Blair in attendance. At the meeting, (a) representatives of William Blair discussed with the special committee the supplemental preliminary public company trading analysis requested by the special committee and the special committee noted that without regard to size of market capitalization, size of enterprise value or size of revenues, William Blair had only selected three companies under the “U.S. Listed Reverse Takeover Chinese Healthcare Company” category in the selected public company analysis and (b) representatives of Cleary discussed with the special committee certain key issues in the draft merger agreement. The special committee noted that the offer price of $4.30 per share was within or above the valuation ranges derived from the public company trading analysis, as indicated by the supplemental preliminary finsancial analysis. Thereafter, the special committee continued its meeting in executive session without its advisors present to discuss the major issues regarding the proposed transaction. Following this executive session, the representatives of Cleary and William Blair rejoined the special committee meeting. The special committee instructed representatives of William Blair and Cleary to engage in negotiations with representatives of the buyer group in an effort to increase the merger consideration by 5%, namely from $4.30 per share to $4.51 per share and to follow up with Skadden on the status of the buyer group’s financing. In determining to request that the buyer group increase the merger consideration to $4.51 per share, the special committee considered various factors, including its fiduciary duties under Nevada law, the preliminary financial analyses prepared by representatives of William Blair, the price increase in other recent going private transactions involving Chinese companies listed in the U. S., which the special committee noted was zero in six transactions and, except for three transactions which respectively involved price increases of approximately 9.3%, 10.4% and 57.0%, ranged from approximately 1.2% to approximately 2.7% in the other five transactions, the Company’s business, operations, financial position and prospects, and the financial resources of the buyer group.

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On the same day, representatives of Cleary had a telephone call with representatives of Skadden and informed them of the positions of the special committee on the major issues. On June 30, 2012, representatives of Cleary sent a key issues list to Skadden summarizing the positions of the special committee on the following major issues, including the requests for (i) a “go-shop” right of the Company for 60 days , (ii) a “majority of minority” vote condition, (iii) the obligations of Parent and Merger Sub to be guaranteed by the beneficial owners of the rollover shares, (iv) more information regarding the buyer group’s proposed financing, (v) a right of specific performance for the Company, (vi) a lower termination fee payable by the Company for a termination of the merger agreement during the “go-shop” period and (vii) the termination fee payable by the Company be less than the reverse termination fee payable by Parent. The key issues list sent to Skadden did not specify actual amounts for the termination fee and reverse termination fee.

On July 2, 2012, representatives of William Blair, on behalf of the special committee, held a meeting with Mr. Jianquan Li to discuss the major commercial issues in the draft merger agreement. Thereafter, representatives of William Blair reported to the special committee that Mr. Jianquan Li would consider accepting (i) an increase of the merger consideration from $4.30 to $4.50 per share, (ii) a “go-shop” right of the Company for 40 days, (iii) a “majority of the minority” vote condition and (iv) a termination fee of $1.5 million and a reverse termination fee of $1.8 million, subject to agreement on the other issues in the draft merger agreement. Representatives of Cleary reported that the buyer group had not reverted on the remaining issues under the draft merger agreement. The special committee decided to defer its decision regarding the revised proposal from Mr. Jianquan Li until after the buyer group clarified its position with respect to these remaining issues, including whether the obligations of Parent and Merger Sub would be guaranteed by creditworthy beneficial owners of the rollover shares, the treatment of outstanding options and restricted stock units of the Company, the buyer group’s proposed financing, the triggering events for the proposed termination fee and reverse termination fee and the proposed conditions to closing.

Since April 1, 2012, Mr. Jianquan Li has had discussions with various equity and debt financing sources with respect to their participation in the financing for the transaction. In the middle of June, 2012, Mr. Jianquan Li had an initial phone conversation with DBS to discuss the possibility of DBS providing debt financing for the transaction. On June 25, 2012 Mr. Jianquan Li and DBS discussed key terms of the financing including, among other things, interest rate, term of the loan and financing fees. In early July, based on the terms offered by the various financing sources, Mr. Jianquan Li decided on a preliminary basis to apply for a loan from DBS because DBS had experience with similar transactions and offered more favorable interest rate and lending terms to the borrower, which makes its financing package more attractive to Mr. Jianquan Li than the other financing sources.

Based on the preliminary discussion with DBS, Mr. Jianquan Li was confident that he was able to secure debt financing sufficient to complete the proposed transaction without having any existing stockholder, other than himself and Ms. Ping Tse, roll over its stake in the Company. Therefore, Mr. Jianquan Li decided that only he and Ms. Ping Tse would roll over their respective stakes in the Company and all of the other stockholders would be paid the merger consideration in the proposed transaction. Pursuant to the rollover arrangement, each rollover share would be contributed to Parent in exchange for one share of Holdco. The rollover holders determined the terms of the rollover arrangement primarily because (i) the one-to-one conversion mechanism was easy to administrate and (ii) Holdco remaining as the sole shareholder of Parent after the consummation of the proposed transaction satisfied the security package requirement proposed by DBS for the loan.

Under the security package proposed by DBS, the entire equity interest of Parent shall be pledged to DBS to secure the loan. Having Holdco as the sole shareholder of Parent can achieve this requirement, as well as leaving some flexibility to the Company for future financing at the Holdco level.

On July 3, 2012, Ms. Huixuan (Fiona) Chen, the acting secretary of the special committee, separately reported to each member of the special committee and Cleary that she had been informed by Mr. Jianquan Li that, due to uncertainty in the outcome of his discussions with Investor B, Mr. Jianquan Li intends to concurrently apply for a loan from DBS which would enable the transaction without an outside equity investor. During the call with Cleary, Ms. Huixuan (Fiona) Chen, on behalf of the special committee, also requested Cleary to provide a form confidentiality agreement to DBS. DBS and the Company signed the confidentiality agreement on July 6, 2012.

On July 6, 2012, Skadden provided initial drafts of the limited guaranty, the voting agreement and the contribution agreement to the special committee and Cleary. According to the draft of the limited guaranty, Mr. Jianquan Li would guarantee the obligations of Parent and Merger Sub under the merger agreement.

On July 7, 2012, Skadden received the initial draft of the debt commitment letter term sheet from DBS, which Skadden then provided to Mr. Jianquan Li.

On July 9, 2012, Skadden informed Cleary that Mr. Jianquan Li had terminated discussions with Investor A and Investor B and that Mr. Jianquan Li expected to obtain financing from DBS to fund the proposed transaction.

On the same day, in response to the key issues list provided by Cleary, Skadden provided a revised draft of the merger agreement to the special committee and Cleary which, among other things, reflected (a) removal of the “majority of the minority” vote condition, (b) insertion of a modified Nevada takeover statute representation of the Company, (c) removal of the “go-shop” provisions, (d) insertion of specific performance for Parent only, (e) provisions providing for debt financing to fund the proposed transaction, (f) the circumstances upon which the termination fee shall be payable by the Company, (g) the circumstances upon which the reverse termination fee shall be payable by Parent and (h) acceptance of the proposed conditions to closing.

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On July 9, 2012, Skadden provided DBS with a revised draft of the debt commitment letter term sheet. The key differences between Mr. Jianquan Li’s positions and that of DBS included, among other things, the availability period of the facility, the security package, the drawdown conditions, the borrower’s covenants, the events of default and the financing fees with respect to the financing.

On July 10, 2012, Mr. Jianquan Li met with DBS in Hong Kong to discuss the above key outstanding terms for the debt financing. However, the parties did not reach any agreement with respect to these terms.

On July 11, 2012, representatives of Cleary and Skadden held a telephonic meeting to discuss the outstanding commercial and legal issues in the merger agreement based on the revised draft provided by Skadden on July 9, 2012.

On July 12, 2012, Skadden provided to the special committee the buyer group’s positions on the material outstanding issues, which included its agreement to (a) an increase of the merger consideration from $4.30 per share to $4.50 per share, (b) a “majority of the minority” vote condition and (c) a 40-day “go-shop” provision, provided that there will not be a lower termination fee available to the Company for a termination of the merger agreement during such period, and conveyed that this was the buyer group’s best and final offer.

On July 13, 2012, Clifford Chance LLP (“Clifford Chance”), legal counsel to DBS, provided Skadden with a revised draft of the debt commitment letter term sheet and a draft of the debt commitment letter.

Between July 16, 2012 and July 21, 2012, Mr. Jianquan Li, DBS, Skadden and Clifford Chance engaged in extensive negotiations with respect to the outstanding terms of the debt commitment letter and the debt commitment letter term sheet. During this period, Skadden also provided Cleary with interim drafts of the debt commitment letter and the debt commitment letter term sheet and took comments from Cleary on both documents. On July 21, 2012, the parties agreed on the terms of the debt commitment letter and the debt commitment letter term sheet and finalized these two documents.

On July 15, 2012, the special committee held a telephonic meeting with representatives of Cleary and William Blair in attendance to discuss the buyer group’s positions on material issues in the merger agreement. At the meeting, the special committee noted that the offer price of $4.50 per share was within or above the valuation ranges derived from each analysis, as indicated by the preliminary financial analyses. In addition, after taking into account that (i) the rollover holders collectively owned approximately 73.2% of the total outstanding shares of Company common stock and had stated that they would not consider a sale of their shares, (ii) the likelihood that conducting a pre-signing market check would produce any additional proposals at all, (iii) the likelihood that any such proposals would be superior from the perspective of the unaffiliated stockholders to the proposed transaction with Mr. Jianquan Li, (iv) Mr. Jianquan Li’s revised offer price of $4.50 per share and (v) the risk of Mr. Jianquan Li withdrawing his $4.50 per share offer if a pre-signing market check does not result in any additional proposals, the special committee determined not to request that William Blair conduct a pre-signing market check. The special committee also discussed whether to accept the limited guaranty proposed to be provided by Mr. Jianquan Li and decided that the proposed guaranty provided adequate assurance for the Company with respect to the guaranteed obligations as Mr. Jianquan Li owns approximately 54.9% of the total outstanding shares of Company common stock, the market value of which significantly exceeds the guaranteed obligations. The special committee further discussed the amounts of the termination fee proposed by the buyer group and decided to insist that the termination fee payable by the Company during the “go-shop” period be no more than 50% of the termination fee payable by the Company thereafter, considering that the special committee had determined not to request that William Blair conduct a pre-signing market check.

Between July 12 and July 23, 2012, Cleary and Skadden exchanged various drafts of the merger agreement, limited guaranty, voting agreement and contribution agreement. In a revised draft of the merger agreement provided by Skadden to Cleary on July 19, 2012, the buyer group proposed that (i) the outstanding Company RSUs pursuant to the Company 2010-2011 RSU Plan become fully vested immediately prior to the effectively time of the merger and be treated as a share of Company common stock for all purposes of the merger agreement, (ii) the outstanding Company RSUs pursuant to the Company 2011-2013 RSU Plan be cancelled and converted into the right to receive one restricted stock unit of Holdco at the effective time, (iii) each outstanding option to purchase Company common stock pursuant to the Company 2012-2013 Incentive Plan that is vested immediately prior to the effective time be cancelled and converted into the right to receive cash and (iv) each outstanding option to purchase Company common stock and each restricted stock unit of the Company pursuant to the Company 2012-2013 Incentive Plan that is unvested immediately prior to the effective time be cancelled and converted into the right to receive either one option to purchase one ordinary share of Holdco or one restricted stock unit of Holdco, as applicable.

Between June 26 and July 24, 2012, Lionel Sawyer reviewed and provided comments on drafts of the merger agreement and responded to queries from Cleary and the special committee on issues of Nevada law.

On July 17, 2012, representatives of Skadden notified Cleary of a request from the buyer group to use available cash of the Company to pay a portion of the merger consideration that would be payable to the unaffiliated stockholders.

On July 18, 2012, Skadden provided a draft of the debt commitment letter from DBS, including the terms and conditions to the commitment, to the special committee and Cleary. Between July 18 and July 23, 2012, Cleary provided various comments to the draft debt commitment letter.

On July 20, 2012, the special committee held a telephonic meeting with representatives of Cleary and William Blair in attendance to discuss the buyer group’s request to use the Company’s available cash to fund a portion of the merger consideration. Representatives of William Blair confirmed that this would be unlikely to affect their financial analyses. Between July 21 and July 23, 2012, the special committee held discussions among themselves with respect to the buyer group’s proposal to use the Company’s available cash to fund a portion of the merger consideration and decided to approve such request, since the buyer group would have access to the cash upon completion of the proposed transaction in any event and allowing the buyer group to use it would improve the certainty of financing and increase the ability of Mr. Jianquan Li to consummate the merger, which the special committee believed to be in the best interest of the unaffiliated stockholders.

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On July 21, 2012, Skadden provided Cleary with revised drafts of the merger agreement and contribution agreement. The revised merger agreement reflected the use of Company cash as a part of the merger consideration. The revised contribution agreement reflected an updated schedule setting forth the amount of Holdco shares issuable to the buyer group after completion of the merger.

On July 23, 2012, Skadden provided Clifford Chance with a draft of the merger agreement, and DBS, Mr. Jianquan Li and Parent executed a debt commitment letter in favor of Parent. Under the debt commitment letter, DBS is committed to provide a term loan facility up to maximum aggregate amount of $25 million, subject to satisfaction of certain terms and conditions. Skadden provided Cleary with the executed debt commitment letter, which Cleary then provided to the special committee.

On July 24, 2012, the special committee held a telephonic meeting with representatives of Cleary and William Blair in attendance. Representatives of Cleary circulated the various transaction documents to the special committee, including the finalized merger agreement, limited guaranty, voting agreement and contribution agreement and the debt commitment letter executed by Mr. Jianquan Li and DBS. Representatives of William Blair provided a summary of the financial analyses they had performed. These had previously been presented by representatives of William Blair to the special committee (as described above). At the request of the special committee, representatives of William Blair then verbally rendered William Blair’s opinion to the special committee, which was confirmed by delivery of its written opinion dated the same date that, based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken, as to the fairness, from a financial point of view and as of that date, to the stockholders of the Company (other than members of the buyer group and the directors of the Company) of the merger consideration to be received by those stockholders in connection with the proposed transaction. Please see “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 33 for additional information regarding the financial analyses performed by William Blair and the opinion rendered by William Blair to the special committee. The full text of the written opinion of William Blair delivered on July 24, 2012, is attached as Annex B to this proxy statement. Cleary then provided an overview of the key terms of the draft merger agreement, limited guaranty, contribution agreement and voting agreement to the special committee and reviewed with the special committee their fiduciary duties in connection with recommending that the board approve the proposed transaction. On July 24, 2012, following a comprehensive and detailed discussion of the proposed terms of the merger agreement, as well as William Blair’s financial presentation and opinion, the special committee unanimously resolved (i) to recommend that our board of directors adopt and declare the advisability of the merger agreement and the transactions contemplated thereby, including the merger, (ii) to recommend that our board of directors approve the limited guaranty, voting agreement and contribution agreement and (iii) that, following execution of the merger agreement, the Company initiate, solicit and encourage alternative transaction proposals in the manner set forth in the merger agreement.

Following the meeting of the special committee, representatives of Cleary circulated the approved drafts of the various transaction documents to Mr. Xiuyuan Fang in his capacity as a director of the Company. Later on the same day, our board of directors (except for Mr. Jianquan Li, who recused himself) held a meeting. Mr. Xiuyuan Fang confirmed that he had reviewed prior drafts of the merger agreement and had reviewed the Company’s representations and warranties in consultation with Winston & Strawn LLP, the Company’s counsel. At the meeting, representatives of Cleary gave an overview of the key terms of the merger agreement as approved by the special committee to the board of directors of the Company and reviewed with the board their fiduciary duties in connection with approving the proposed transaction. Thereafter, after considering the unanimous recommendation of the special committee and other factors, our board of directors (except for Mr. Jianquan Li) adopted resolutions adopting the terms of the draft merger agreement and the transactions contemplated thereby, including the merger, and approving the terms of the limited guaranty, the contribution agreement and the voting agreement, and resolutions recommending that the Company’s stockholders vote to approve, authorize and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger. See “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger” below for a description of the resolutions of our board of directors at this meeting.

Thereafter, Mr. Jianquan Li, on behalf of Parent and Merger Sub, and Mr. Wenzhao Liang, on behalf of the Company in his capacity as a director, executed the merger agreement. On the same day, (i) Mr. Jianquan Li executed the limited guaranty in favor of the Company, (ii) the rollover holders, Parent and Holdco executed the contribution agreement and (iii) Parent, the Company and the rollover holders executed the voting agreement. Aside from Mr. Jianquan Li, no management members will participate in the rollover of the shares of Company common stock held by them.

Upon Signing of the merger agreement, the “go-shop” period began. Mr. Jianquan Li and Ms. Ping Tse, who together beneficially own approximately 73.2% of the total number of outstanding shares of the Company common stock, have expressed an unwillingness to consider a sale of their stakes to any third party and a pre-signing market check was not conducted, which may reduce the likelihood of the Company receiving or proceeding with a superior proposal. The special committee and the board of directors may change their recommendation with respect to the buyer group’s proposal and/or terminate the merger agreement in accordance with the terms thereof and the unaffiliated stockholders would have the opportunity to vote against the merger, which must be approved by holders of a majority of the outstanding shares of Company common stock not owned by the buyer group.

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On July 24, 2012, prior to the commencement of trading on the NASDAQ Global Market, the Company issued a press release announcing the transaction and its entry into a definitive merger agreement.

On September 3, 2012, the “go-shop” period expired. At the direction and under the supervision of the special committee during the “go-shop” period, representatives of William Blair have contacted a total of 51 parties to date, comprising 30 potential strategic investors and 21 financial sponsors, to solicit interest in a possible alternative transaction involving the Company. Of the parties contacted, nine parties responded and expressed an interest in evaluating the Company. Of these nine interested parties, seven of these parties entered into non-disclosure agreements with the Company with respect to the provision of confidential Company information and three requested, and were granted, a teleconference meeting with Mr. Xiuyuan Fang, the chief financial officer and director of the Company. Despite these efforts to solicit potentially interested parties in connection with the “go-shop” process and facilitating the due diligence efforts of interested parties, the Company did not receive any alternative transaction proposals during the “go-shop” period from any of those parties that indicated a preliminary interest in evaluating the Company and, as at the date of this proxy statement, the Company has not received any alternative transaction proposals.

Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger

Both the special committee and our board of directors determined that the merger, on the terms and subject to the conditions set forth in the merger agreement, is advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders.

The Special Committee

The special committee, acting with the advice and assistance of its independent legal and financial advisors, evaluated the merger, including the terms of the merger agreement. At a meeting on July 24, 2012, the special committee unanimously (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, on the terms and subject to the conditions set forth in the merger agreement, is advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders and (b) recommended that our board of directors adopt and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, including the merger, and recommend the Company’s stockholders approve the merger agreement.

In the course of reaching its determinations, the special committee considered a number of substantive factors and potential benefits of the merger, each of which the special committee believed supported its decisions, including, but not limited to, the following factors (which are not listed in any relative order of importance):

•	the limited trading volume of our common stock on NASDAQ Global Market;

•	the debt commitment letter and the ability of the buyer group to consummate the merger;

•	the belief of the special committee that the terms of the merger agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

•	the all-cash merger consideration, which will allow our unaffiliated stockholders an opportunity to immediately realize a fixed amount of cash for their investment, which amount the special committee believes to be fair to the Company’s unaffiliated stockholders, without incurring brokerage and other costs typically associated with market sales, and to no longer be exposed to the risks and uncertainties relating to the Company’s prospects;

•	the current and historical market prices of our common stock, including the fact that the $4.50 per share merger consideration represents a 32.3% premium over the closing price of $3.40 per share on the NASDAQ Global Market on March 30, 2012 and a 46.4% over the 90-trading day volume weighted average price on the NASDAQ Global Market on March 30, 2012, the last trading day prior to the Company’s announcement on April 2, 2012 that it had received Mr. Jianquan Li’s going private proposal;

•	the possibility that it could take a considerable period of time for the trading price of our common stock to reach and sustain at least the per share merger consideration of $4.50 (or that such price would never be reached);

•	the negative impact of the bulletin issued by the SEC in June 2011 on the risks of investing in companies that had initially been listed in the U.S. through reverse mergers as well as recent enforcement actions by the SEC involving such companies on liquidity and trading price of publicly traded stock of Chinese companies listed in the U.S., including the Company as a result;

•	the negotiations with respect to the merger consideration, which led to an increase from $4.30 per share to $4.50 per share, and the special committee’s determination that $4.50 per share was the highest price that the buyer group would agree to pay, with the special committee basing its belief on a number of factors, including the duration and tenor of negotiations and the experience of the special committee and its advisors;

•	the likelihood that the merger would be completed based on, among other things (not in any relative order of importance):

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o	the fact that Parent and Merger Sub had obtained the signed debt commitment letter from DBS for the transaction and the limited number and nature of the conditions to the financing, which, in the judgment of the special committee, increases the likelihood that such financing will be available;

o	the absence of a financing condition in the merger agreement;

o	the likelihood and anticipated timing of completing the merger in light of the scope of the conditions to completion, including the absence of significant required regulatory approvals;

o	the fact that the merger agreement provides that, in the event of a failure of the merger to be completed under certain circumstances, Parent will pay the Company a $1.8 million termination fee, and the guarantee of such payment obligation by Mr. Jianquan Li pursuant to the limited guaranty; and

o	the Company’s right, pursuant to the merger agreement, to enforce Parent’s obligation to cause DBS to fund the financing at the effective time of the merger in certain circumstances;

•	our ability, under certain circumstances, based on the unanimous recommendation of the special committee, to change, withhold, withdraw, qualify or modify our recommendation that our stockholders vote to approve the merger agreement;

•	our ability, subject to compliance with the terms and conditions of the merger agreement, to terminate the merger agreement prior to the receipt of stockholders’ approval if our board of directors determines (upon recommendation of the special committee) in its good faith judgment that failure to do so would be inconsistent with its fiduciary duties;

•	our ability, subject to compliance with the terms and conditions of the merger agreement, to terminate the merger agreement prior to the completion of the merger (as further explained under “The Agreement and Plan of Merger—Alternative Transaction Proposals” beginning on page 62); under the terms of the merger agreement, the Company had a period of 40 days to actively solicit competing proposals for the Company and has the ability after such “go-shop” period to consider and discuss any unsolicited alternative acquisition proposal that constitutes or could reasonably be expected to result in a superior proposal until the date that our stockholders vote upon and approve the merger agreement; Mr. Jianquan Li and Ms. Ping Tse, who together beneficially own approximately 73.2% of the total number of outstanding shares of the Company common stock, have expressed an unwillingness to consider a sale of their stakes to any third party and a pre-signing market check was not conducted, which may reduce the likelihood of the Company receiving or proceeding with a superior proposal ; the special committee and the board of directors may change their recommendation with respect to the buyer group’s proposal and/or terminate the merger agreement in accordance with the terms thereof and the unaffiliated stockholders would have the opportunity to vote against the merger, which must be approved by holders of a majority of the outstanding shares of the Company common stock not owned by the buyer group;

•	the belief of the special committee that the possible alternatives to a sale to buyer group, including an alternative sales process or continuing as a standalone company, were less favorable to the Company’s stockholders than the merger given the potential risks, rewards and uncertainties associated with those alternatives; and

•	the financial analysis reviewed and discussed with the special committee by representatives of William Blair as well as the oral opinion of William Blair rendered to the special committee on July 24, 2012 (which was confirmed by delivery of William Blair’s written opinion dated the same date) as to the fairness, from a financial point of view, to the stockholders of the Company (other than members of the buyer group and the directors of the Company) of the $4.50 per share merger consideration to be received by those stockholders in the merger, as of July 24, 2012, based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by William Blair in preparing its opinion. Please see “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 33 for additional information.

The special committee and the Company’s board of directors also believe that it is appropriate for the Company to undertake the merger at this time because (a) the offer price of $4.50 per share represents a premium over recent market prices, (b) the terms of the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair (both substantively and procedurally) to and in the best interest of the Company and the unaffiliated stockholders and (c) Parent and Merger Sub had obtained the signed debt commitment letter from DBS to fund the proposed transaction.

In addition, the special committee believes that sufficient procedural safeguards were and are present to ensure that the merger is procedurally fair to our unaffiliated stockholders and to permit the special committee and our board of directors to represent effectively the interests of such unaffiliated stockholders. These procedural safeguards, which are not listed in any relative order of importance, are discussed below:

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•	the terms and conditions of the merger agreement were the product of extensive negotiations between the special committee and its advisors, on the one hand, and the buyer group and its advisor, on the other hand, which, among other things, resulted in an increase in the merger consideration from $4.30 per share to $4.50 per share;

•	in considering the transaction with the buyer group, the special committee acted solely to represent the interests of the unaffiliated stockholders, and the special committee had independent control of the extensive negotiations with the buyer group and its legal advisor on behalf of such unaffiliated stockholders;

•	all of the directors serving on the special committee during the entire process were and are independent directors and free from any affiliation with the buyer group. In addition, none of such directors is or ever was an employee of the Company or any of its subsidiaries or affiliates and none of such directors has any financial interest in the merger that is different from that of the unaffiliated stockholders other than the members’ receipt of board and special committee compensation (which are not contingent upon the completion of the merger or the special committee’s or board’s recommendation of the merger) and continued indemnification and liability insurance for the directors following the completion of the merger for certain claims and liabilities arising from their actions taken prior to the effective time of the merger;

•	the special committee was assisted in negotiations with the buyer group and in its evaluation of the merger by William Blair and Cleary, its financial and legal advisors, respectively;

•	the special committee was empowered to consider, attend to and take any and all actions in connection with the written proposal from the buyer group and the transactions contemplated thereby from the date the committee was established, and no evaluation, negotiation or response regarding the transaction or any documentation in connection therewith from that date forward was considered by our board of directors for approval unless the special committee had recommended such action to our board of directors;

•	the special committee met regularly to consider and review the terms of the merger;

•	the recognition by the special committee that it had no obligation to recommend the approval of the merger proposal from the buyer group or any other transaction;

•	the fact that the merger agreement must be approved by an affirmative vote (in person or by proxy) of the holders of both (i) a majority of the outstanding shares of Company common stock and (ii) a majority of the outstanding shares of Company common stock not owned by the buyer group, at the special meeting of stockholders of the Company;

•	the fact that, under the terms of the merger agreement, the Company has a period of 40 days to actively solicit competing proposals for the Company and, furthermore, that the Company has the ability after such “go-shop” period to consider and engage in discussions with respect to any unsolicited acquisition proposal that constitutes or could reasonably be expected to result in a superior proposal until the date that our stockholders vote upon and approve the merger agreement;

•	the Company has the ability under certain circumstances to specifically enforce the terms of the merger agreement; and

•	the Company may terminate the merger agreement in order to enter into an agreement relating to a superior proposal.

The special committee also considered a variety of potentially negative factors, including the factors discussed below, concerning the merger agreement and the merger (which are not listed in any relative order of importance):

•	the fact that the Company’s unaffiliated stockholders will have no ongoing equity participation in the Company following the merger, and that they will cease to participate in our future earnings or growth, if any, or to benefit from increases, if any, in the value of the Company common stock, and will not participate in any potential future sale of the Company to a third party or any potential recapitalization of the Company, which could include a dividend to stockholders;

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•	the possibility that the buyer group could sell part or all of the Company following the merger to one or more purchasers at a valuation higher than that being paid in the merger;

•	the fact that Mr. Jianquan Li and Ms. Ping Tse, who together beneficially own approximately 73.2% of the total number of outstanding shares of Company common stock, have expressed unwillingness to consider a sale of their stakes to any third party, which (i) made the special committee believe that it was unlikely that any transaction with a third party could be completed at this time and (ii) may have discouraged, and may in the future discourage, third parties from submitting alternative transaction proposals with terms and conditions, including price, that may be superior to the merger;

•	due to the lack of a pre-signing market check, the special committee recognized that the opportunities were limited for a potential acquiror to make a bid prior to the execution of the merger agreement;

•	the restrictions on the conduct of the Company’s business prior to the completion of the merger, including, without limitation, restrictions on the issuance, sale, pledge, disposal or authorization of any shares of Company common stock, the making or declaration of any dividend, the transfer or disposal of assets in excess of $5 million, the acquisition of any assets or business in excess of $5 million, the amendment or the governing documents of the Company, any material increase in compensation of directors and officers, the grant or acceleration of payments to directors, officers and employees, the incurrence of any long-term indebtedness for borrowed money and the entering into, termination or modification of material contracts, which may delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company pending completion of the merger. Please see “The Agreement and Plan of Merger — Conduct of Business Prior to Closing” beginning on page 60 for additional information;

•	the risks and costs to the Company if the merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on business and customer relationships, and the negative impact of a public announcement of the merger on our sales and operating results and our ability to attract and retain key management, marketing and technical personnel;

•	the fact that the Company will be required to, under certain circumstances, pay Parent, which is wholly owned by Mr. Jianquan Li, a termination fee of $1.5 million or $750,000, as applicable, in connection with the termination of the merger agreement;

•	the fact that Parent and Merger Sub are corporations with essentially no assets other than the financing commitment of DBS and the limited guaranty and that the Company’s remedy in the event of breach of the merger agreement by Parent or Merger Sub is limited to receipt of a reverse termination fee of $1.8 million, and under certain circumstances the Company may not be entitled to a reverse termination fee at all;

•	the fact that, since the Company became publicly listed in 2009, the highest historical closing price of our common stock ($7.60 per share) exceeds the merger consideration offered to our unaffiliated stockholders;

•	the terms of the buyer group’s participation in the merger and the fact that the buyer group may have interests in the transaction that are different from, or in addition to, those of our unaffiliated stockholders (please see “Special Factors—Interests of Certain Persons in the Merger” beginning on page 49 for additional information);

•	the taxability of an all-cash transaction to our unaffiliated stockholders that are U.S. holders for U.S. federal income tax purposes; and

•	the possibility that Parent and Merger Sub may be unable or unwilling to complete the merger, including if DBS does not provide the financing pursuant to the debt commitment letter despite Parent and Merger Sub’s compliance with their financing obligations set forth in the merger agreement or if Parent or Merger Sub choose not to complete the merger despite the availability of financing. In such a situation, the Company is entitled to an injunction, specific performance or other equitable remedies to enforce Parent’s obligation to cause DBS to fund the financing at the effective time of the merger in certain circumstances under the merger agreement.

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 The foregoing discussion of information and factors considered by the special committee is not intended to be exhaustive, but includes all the material factors considered by the special committee. In view of the wide variety of factors considered by the special committee, the special committee found it impracticable to quantify or otherwise assign relative weights to the foregoing factors in reaching its conclusions. In addition, individual members of the special committee may have given different weights to different factors and may have viewed some factors more positively or negatively than others. The special committee recommended that our board of directors adopt, and our board of directors adopted, the merger agreement based upon the totality of the information presented to and considered by it.

In the course of reaching its conclusion regarding the fairness of the merger to the unaffiliated stockholders and its decision to recommend the approval of the merger agreement and approval of the transactions contemplated by the merger agreement, including the merger, the special committee considered financial analyses presented by William Blair. These analyses included, among others, selected public companies analysis, selected transaction analysis, discounted cash flow analysis, leveraged acquisition analysis and premiums paid analysis. However, these analyses did not include, nor did the special committee request, an independent analysis of the liquidation value of the Company. All of the material analyses as presented to the special committee on July 24, 2012 are summarized below under the caption “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 33. The special committee expressly adopted these analyses and the opinion of William Blair, among other factors considered, in reaching its determination as to the fairness of the transactions contemplated by the merger agreement, including the merger.

The special committee did not consider the liquidation value of the Company’s assets because the special committee considers (1) the Company to be a viable going concern business that will continue to operate regardless of whether the merger is consummated, (2) the trading history of the Company common stock to generally be an indication of its value as such and (3) value is derived from cash flows generated from the Company’s continuing operations. The special committee believes the analyses and additional factors it reviewed provided an indication of our going concern value. The special committee did not consider the Company’s net book value, which is defined as total assets minus total liabilities, attributable to the stockholders of the Company, as a factor. The special committee believes that net book value is not a material indicator of the value of the Company as a going concern. The Company’s net book value per share as of June 30, 2012 was $5.51 based on the weighted average number of outstanding shares of Company common stock. Net book value does not take into account the future prospects of the Company, market conditions or trends in the industry related to export and sales of high-quality medical dressings and consumer products made from 100% cotton.

Position of the Board of Directors as to Fairness of the Merger and Recommendation of the Board of Directors

The Company’s board of directors believes that the merger, on the terms and subject to the consideration set forth in the merger agreement, is advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders.

In reaching this determination, our board of directors considered and adopted:

•	the special committee’s unanimous determination that the merger, on the terms and subject to the conditions set forth in the merger agreement, is advisable, fair to and in the best interests of the Company and its unaffiliated stockholders; and

•	the special committee’s unanimous recommendation that our board of directors adopt and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, including the merger, and that our stockholders approve the merger agreement at the special meeting.

In making this determination, the Company’s board of directors also considered a number of other factors, including the following material factors:

•	the consideration and negotiation of the merger agreement was conducted entirely under the control and supervision of the special committee, which consists of three independent directors, each of whom is an outside, non-employee director, and no limitations were placed on the special committee’s authority with respect to the proposed merger;

•	following its formation, the special committee’s independent control of the sale process with the advice and assistance of William Blair and Cleary as its financial advisor and legal advisor, respectively, reporting solely to the special committee;

•	the process undertaken by the special committee and its advisors in connection with evaluating the merger, as described above in the section “Special Factors—Background of the Merger” beginning on page 20;

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•	the oral opinion of William Blair rendered to the special committee on July 24, 2012 (which was confirmed by delivery of William Blair’s written opinion dated the same date) as to the fairness, from a financial point of view, to the stockholders of the Company (other than members of the buyer group and the directors of the Company) of the $4.50 per share merger consideration to be received by those stockholders in the merger, as of July 24, 2012, based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by William Blair in preparing its opinion. Please see “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 33 for additional information;

•	as a privately held entity, the Company’s management may have greater flexibility to focus on improving the Company’s financial performance without the constraints caused by the public equity market’s valuation of the Company and emphasis on short-term period-to-period performance. As a publicly traded company, the Company faces pressure from public stockholders and investment analysts to make decisions that might produce better short-term results, but over the long term lead to a reduction in the per share price of its publicly traded equity securities; and

•	our board of directors also believes that it is appropriate for the Company to undertake the merger and terminate the registration of the Company common stock at this time because (a) the offer price of $4.50 per share represents a significant premium over recent market prices, (b) the limited trading volume of the Company common stock on NASDAQ Global Market does not justify the costs of remaining a public company, including the cost of complying with the Sarbanes-Oxley Act of 2002 and other U.S. federal securities laws, which totaled approximately $0.9 million and $0.9 million for the fiscal years ended September 30, 2010 and 2011, respectively, and (c) of the fact that Parent was able to obtain a debt financing commitment from DBS to fund a portion of the merger consideration to be paid in connection with the merger. With respect to (b) above, these costs are ongoing, comprise a significant element of our corporate overhead expense, and are difficult to reduce. In addition to the direct out-of-pocket costs associated with SEC reporting and compliance, the Company’s management and accounting staff, which comprises a handful of individuals, need to devote significant time to these matters. Furthermore, as an SEC-reporting company, the Company is required to disclose a considerable amount of business information to the public, some of which would be considered proprietary and need not be disclosed by a non-reporting company. As a result, our actual or potential competitors, customers, lenders and vendors all have ready access to this information which potentially may help them compete against us or make it more difficult for us to negotiate favorable terms with them, as the case may be.

Our board of directors did not consider firm offers made by any unaffiliated person as, other than as described in this proxy statement, the Company is not aware of any firm offers made by any other persons during the two years prior to the date of merger agreement for (i) the merger or consolidation of the Company with another company, or vice versa, (ii) the sale or transfer of all or any substantial part of the Company’s assets or (iii) a purchase of the Company’s securities that would enable such person to exercise control of the Company.

To the extent known by each filing person after making reasonable inquiry, except as set forth under “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger,” no executive officer, director or affiliate of the Company or such filing person has made a recommendation either in support of or opposed to the transaction.

Except as set forth under “Special Factors—Background of the Merger,” “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger,” and “Special Factors—Opinion of the Special Committee’s Financial Advisor,” no director who is not an employee of the Company has retained an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the transaction and/or preparing a report concerning the fairness of the transaction.

After careful consideration of the unanimous recommendation of the special committee and other factors, at a meeting of our board of directors, with Mr. Jianquan Li having recused himself, our board of directors determined by the unanimous approval of those present at the meeting, that the merger is advisable, fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated stockholders, and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger, and recommends that our stockholders vote “FOR” the proposal to approve the merger agreement and “FOR” the proposal to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

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Opinion of the Special Committee’s Financial Advisor

William Blair was retained to act as financial advisor to the special committee in connection with the proposed transaction. As part of its engagement, William Blair was asked by the special committee to render an opinion to the special committee as to whether the per share merger consideration to be received by the stockholders of the Company (other than members of the buyer group and the directors of the Company) was fair to those stockholders, from a financial point of view. On July 24, 2012, William Blair rendered its oral opinion to the special committee and subsequently confirmed in writing, as to the fairness, from a financial point of view, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken stated in its opinion, of the per share merger consideration to be received by the stockholders of the Company (other than members of the buyer group and the directors of the Company).

William Blair provided its opinion for the information and assistance of the special committee in connection with its consideration of the proposed transaction. William Blair’s opinion was one of many factors taken into account by the special committee in making its determination to recommend that our board of directors approve the proposed transaction. The terms of the merger agreement and the amount and form of the consideration to be paid pursuant to the merger agreement, however, were determined through negotiations between the special committee and the buyer group and were recommended by the special committee for approval by the board of directors. William Blair did not recommend any specific consideration to us, the special committee or the board of directors or that any specific consideration constituted the only appropriate consideration for the proposed transaction.

The full text of William Blair’s written opinion, dated July 24, 2012, is attached as Annex B to this proxy statement and incorporated herein by reference. You are urged to read the entire opinion carefully and in its entirety to learn about the assumptions made, procedures followed, matters considered and limits on the scope of the review undertaken by William Blair in rendering its opinion. The analysis performed by William Blair should be viewed in its entirety; none of the methods of analysis should be viewed in isolation. William Blair’s opinion was directed to the special committee for its benefit and use in evaluating the fairness of the per share merger consideration to be received pursuant to the merger agreement and relates only to the fairness, as of the date of the opinion and from a financial point of view, of the per share merger consideration to be received by the stockholders of the Company (other than members of the buyer group and the directors of the Company) in the proposed transaction pursuant to the merger agreement, does not address any other aspects of the proposed transaction or any related transaction, and does not constitute a recommendation to any stockholder of the Company as to how that stockholder should vote with respect to the merger agreement or the proposed transaction. William Blair did not address the merits of the underlying decision by the Company to engage in the proposed transaction.

In connection with its opinion, William Blair examined or discussed, among other things:

•	a draft of the merger agreement dated July 21, 2012;

•	certain audited historical financial statements of the Company for the years ended September 30, 2009 through September 30, 2011;

•	the unaudited financial statements of the Company for the six-month periods ended March 31, 2011 and March 31, 2012;

•	certain internal business, operating and financial information and forecasts of the Company for the fiscal years ending September 30, 2012 through 2016 prepared by the senior management of the Company (the “forecasts”);

•	information regarding publicly available financial terms of certain other business combinations that William Blair deemed relevant;

•	the financial position and operating results of the Company compared with those of certain other publicly traded companies that William Blair deemed relevant;

•	current and historical market prices and trading volumes of the Company common stock;

•	certain other publicly available information about the Company and the industry in which it operates; and

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•	a letter of representation as to certain factual matters and the completeness and accuracy of the information provided by senior officers of the Company in connection with William Blair’s opinion.

William Blair also held discussions with certain members of our senior management to discuss the foregoing, considered other matters which it deemed relevant to its inquiry, and took into account those accepted financial and investment banking procedures and considerations that it deemed relevant.

In rendering its opinion, William Blair assumed and relied, without independent verification, upon the accuracy and completeness of all the information examined by or otherwise reviewed or discussed with William Blair for purposes of the opinion including, without limitation, the forecasts provided by the senior management of the Company. William Blair did not make or obtain an independent valuation or appraisal of the assets, liabilities or solvency of the Company. William Blair was advised by the senior management of the Company that the forecasts were reasonably prepared on bases reflecting the best estimates then available to, and judgments of, the senior management of the Company. In that regard, William Blair assumed, with the consent of the senior management of the Company, that (a) the forecasts would be achieved in the amounts and at the times contemplated thereby and (b) all of the material assets and liabilities (contingent or otherwise) of the Company were as set forth in the Company’s financial statements or other information made available to William Blair. William Blair expressed no opinion with respect to the forecasts or the estimates and judgments on which they were based. William Blair assumed, at the direction of the senior management of the Company, that the final executed merger agreement would not differ in any material respect from the draft of the merger agreement circulated on July 21, 2012. William Blair did not consider and expressed no opinion as to the amount or nature of the compensation of any of the Company’s officers, directors or employees (or any class of such persons) relative to the per share merger consideration to be received by the stockholders of the Company (other than members of the buyer group and the directors of the Company). William Blair was not asked to consider, and its opinion did not address, the relative merits of the proposed transaction as compared to any alternative business strategies that might have existed for the Company or the effect of any other transaction in which the Company might have engaged. William Blair’s opinion was based upon economic, market, financial and other conditions existing on, and other information disclosed to William Blair, as of the date of its opinion. Although subsequent developments may affect its opinion, William Blair does not have any obligation to update, revise or reaffirm its opinion. William Blair is a financial advisor only and relied upon, without independent verification, the assessment of the Company and its counsel and accountants for legal, accounting, tax and regulatory matters and William Blair expressed no opinion as to any of such advice. William Blair assumed that the proposed transaction would be consummated on the terms described in the merger agreement, without any amendment, modification or waiver of any material terms or conditions. As of the date of its opinion, William Blair did not seek alternative participants for the proposed transaction.

William Blair’s investment banking services and its opinion were provided for the use and benefit of the special committee in connection with its consideration of the proposed transaction. William Blair’s opinion was limited to the fairness, from a financial point of view, to the stockholders of the Company (other than members of the buyer group and the directors of the Company) of the per share merger consideration to be received by those stockholders in the proposed transaction pursuant to the merger agreement, and William Blair did not address the merits of the underlying decision of the special committee to recommend that our board of directors engage in the proposed transaction or of the board of directors to engage in the proposed transaction and its opinion did not constitute a recommendation to the special committee, the board of directors or any stockholder of the Company as to how such person should act or vote with respect to the proposed transaction.

The following is a summary of the material financial analyses performed and material factors considered by William Blair to arrive at its opinion. William Blair performed certain procedures, including each of the financial analyses described below, and reviewed with the special committee the assumptions upon which such analyses were based, as well as other factors. Although the summary does not purport to describe all of the analyses performed or factors considered by William Blair in this regard, it does set forth those considered by William Blair to be material in arriving at its opinion. The financial analyses summarized below include information presented in tabular format. In order to understand fully the financial analyses performed by William Blair, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by William Blair. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by William Blair. The order of the summaries of the analyses described below does not represent the relative importance or weight given to those analyses by William Blair.

The analyses performed by William Blair are based on the financial results of the Company as reported in its SEC filings for the fiscal year ended September 31, 2011, the six month periods ended March 31, 2011 and 2012, and the forecasts of the Company for the fiscal years 2012 through 2016.

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Selected Public Company Analysis

William Blair reviewed and compared certain financial information relating to us to corresponding financial information, ratios and public market multiples for certain publicly traded companies that William Blair deemed relevant. Among the factors William Blair considered to select these companies for the group named “U.S. Listed Other Companies” were exchange on which the company was trading, whether the company was profitable, whether the company had publicly available Wall Street analysts’ estimates, product and service offering of manufacturing and developing medical dressings and medical disposables and business model. The special committee noted that without regard to size of market capitalization, size of enterprise value or size of revenues, William Blair had only selected three companies under this category. Among the factors William Blair considered to select these companies for the group named “U.S. Listed Reverse Takeover Chinese Healthcare Companies” were nationality of its domicile, exchange on which the company was trading, method with which it achieved its listing, whether the company was profitable, whether the company had publicly available Wall Street analysts’ estimates and industry. The special committee noted that without regard to size of market capitalization, size of enterprise value or size of revenues, William Blair had only selected three companies under this category. Among the factors William Blair considered to select these companies for the group named “U.S. Listed Reverse Takeover Other Chinese Companies” were nationality of its domicile, exchange on which the company was trading, method with which it achieved its listing, size of market capitalization under $250 million, size of enterprise value under $250 million, size of revenue within the range from $100 million to $300 million, profitability, and publicly available Wall Street analysts’ estimates. No companies that met these criteria were excluded. Among the information William Blair considered was revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), and earnings per share (“EPS”). William Blair considered the enterprise value as a multiple of revenue and EBITDA for each company for the latest twelve months (“LTM”) for which results were publicly available and as a multiple of calendar year revenue and EBITDA estimates for 2012 and 2013 and the stock price of common equity as a multiple of EPS for each company for the LTM for which results were publicly available and as a multiple for the calendar year EPS estimates for 2012 and 2013. The operating results and the corresponding derived multiples for us and each of the selected public companies were based on each company’s most recent publicly available financial information, closing share prices as of July 19, 2012 and consensus Wall Street analysts’ estimates for calendar years 2012 and 2013, as well as, for the Company only, the Company’s management’s estimate of revenue, EBITDA and EPS for 2012 and 2013.

William Blair then used the implied enterprise value to derive implied valuation multiples for the Company based on revenue, EBITDA and price/earnings (“P/E”) results, for LTM as of March 31, 2012 and estimates for fiscal years 2012 and 2013.

William Blair then compared the multiples implied for us based on the terms of the proposed transaction to the range of trading multiples for the selected public companies. The table below sets forth a summary of relevant information reviewed by William Blair for conducting its selected public company analysis. Information for each of the selected public companies was based on each company’s most recent publicly available financial information and closing share prices as of July 19, 2012.

(in millions of dollars except per share information)	Market	Enterprise	LTM	2012E	2013E	LTM	2012E	2013E	LTM	2012E	2013E
Company	Capitalization	Value	Revenue	Revenue	Revenue	EBITDA	EBITDA	EBITDA	EPS	EPS	EPS

U.S. Listed Other Companies
Buckeye Technologies Inc.	1,212.1	1,245.1	940.1	891.0	1,018.4	226.0	231.4	248.2	3.03	2.87	3.43
Derma Sciences Inc.	127.5	106.8	63.5	72.2	83.2	(3.6)	(13.4)	(14.2)	(0.49)	(1.07)	(0.92)
Medical Action Industries Inc.	54.4	146.0	437.3	451.7	474.1	15.6	NA	NA	(0.02)	(0.05)	0.38

U.S. Listed Reverse Takeover Chinese Healthcare Companies
China Biologic Products, Inc.	271.4	242.0	165.8	NA	NA	68.8	NA	NA	1.70	NA	NA
China Cord Blood Corporation	183.6	69.8	60.4	69.0	72.3	21.4	27.9	28.9	0.29	0.18	0.16
Skystar Bio Pharmaceutical Company	16.4	14.5	53.6	NA	NA	17.8	NA	NA	1.79	NA	NA

U.S. Listed Reverse Takeover Other Chinese Companies
China Ceramics Co., Ltd.	53.7	64.6	243.0	256.1	317.3	76.4	NA	NA	2.72	2.42	2.89
Deer Consumer Products, Inc.	86.0	70.7	241.9	NA	NA	55.6	NA	NA	1.25	1.30	NA
Feihe International, Inc.	135.8	240.9	288.2	253.1	309.5	21.3	NA	NA	0.40	1.25	1.15
SORL Auto Parts, Inc.	44.2	69.6	209.4	212.4	229.6	27.6	25.4	21.6	0.73	0.71	0.85

Although William Blair compared the trading multiples of the selected public companies to those implied for the Company, none of the selected public companies is identical or directly comparable to the Company. Accordingly, any analysis of the selected publicly traded companies necessarily involved complex considerations and judgments concerning the differences in financial and operating characteristics and other factors that would necessarily affect the analysis of trading multiples of the selected publicly traded companies. Information regarding the multiples derived from William Blair’s selected public company analysis is set forth in the following table.

	Proposed	Selected Companies
	Transaction	Valuation Multiples
	Multiples	Min	Median	Mean	Max
Enterprise Value / LTM Revenue	0.59x	0.27x	0.58x	0.79x	1.68x
Enterprise Value / 2012E Revenue	0.54x	0.25x	0.95x	0.82x	1.48x
Enterprise Value / 2013E Revenue	0.46x	0.20x	0.78x	0.72x	1.28x
Enterprise Value / LTM EBITDA	5.2x	0.8x	3.3x	4.2x	11.3x
Enterprise Value / 2012E EBITDA	5.5x	2.5x	2.7x	3.5x	5.4x
Enterprise Value / 2013E EBITDA	5.3x	2.4x	3.2x	3.6x	5.0x
LTM P/E	10.6x	1.1x	4.7x	6.2x	17.4x
2012E P/E	12.2x	1.2x	4.4x	6.1x	13.9x
2013E P/E	11.1x	1.0x	7.5x	7.4x	15.7x

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The special committee noted that the implied multiples for the proposed transaction were within the range of multiples for the selected public companies. Notwithstanding the foregoing, while the selected public company analysis is one of the factors used in determining the fairness of the merger consideration to be received, William Blair did not consider the selected public company analysis alone in making its final assessment of fairness. Instead, it was considered in conjunction with the other analyses described in this proxy statement, all of which were carefully considered in William Blair’s assessment and no particular analysis was given any greater or lesser weight or significance relative to the other analyses. William Blair believes that considering the selected public company analysis individually, without considering all of William Blair’s analyses as a whole, would create an incomplete view of the process underlying its opinion.

Selected Transactions Analysis

William Blair performed an analysis of selected precedent transactions consisting of transactions announced since January 1, 2005 and focused primarily on target companies that it deemed relevant. Among the factors William Blair considered to select these transactions were announcement date, status as completed, the target company’s industry, the enterprise value of the target company being under $100 million, and the target company’s product and service offering. No transactions that met these criteria were excluded.

William Blair did not take into account any announced transactions that were subsequently abandoned or otherwise not consummated. William Blair’s analysis was based solely on publicly available information regarding such transactions. The selected transactions were not intended to be representative of the entire range of possible transactions in the respective industries. The table below sets forth a summary of relevant information reviewed by William Blair for its selected transactions analysis.

($ in millions)			Equity	Enterprise	EV / LTM
Announced Date	Target	Buyer	Value	Value	Revenue	EBITDA	P/E	Revenue	EBITDA	Net Income
6/12/12	SRI Surgical Express Inc.	Synergy Health plc	$24.1	$35.9	0.33x	4.8x	NM	$107.3	$7.4	$(1.6)
3/8/11	Tharreau Industries SA	Fibertex A/S	56.6	59.2	0.82x	4.5x	10.1x	72.1	13.2	5.6
1/12/09	ADS Inc.	Fonds de solidarité FTQ	14.4	19.2	0.39x	4.6x	18.4x	49.5	4.2	0.8
1/26/06	Western Medical, Inc.	Derma Sciences Inc.	6.5	5.0	0.75x	5.5x	7.4x	6.6	0.9	0.9
8/1/05	Crosstex International, Inc.	Cantel Medical Corp.	74.2	78.0	1.65x	9.7x	18.6x	47.4	8.0	4.0
6/28/05	Shiloh plc	Synergy Healthcare plc	15.8	21.4	0.25x	NM	NM	84.6	(0.1)	(8.7)

Certain multiples are listed as “NM”, an abbreviation for “not meaningful”, because the relevant multiple would be negative which would not make economic sense.

William Blair reviewed the consideration paid in the selected transactions in terms of the enterprise value of the target as a multiple of its revenue, EBITDA and P/E for the LTM prior to the announcement of the respective transaction. William Blair compared the resulting range of transaction multiples of revenue, EBITDA and P/E for the selected transactions to the implied transaction multiples of LTM revenue, EBITDA and P/E for us based on the terms of the proposed transaction. Information regarding the manner in which William Blair derived the implied transaction multiple for the Company and the underlying financial information used in that analysis is set forth above. Information regarding the multiples from William Blair’s analysis of the selected transactions is set forth in the following table:

	Proposed	M&A Transactions
	Transaction	Valuation Multiples
Multiple	Multiples	Min	Median	Mean	Max
Enterprise Value / LTM Revenue	0.59x	0.25x	0.57x	0.70x	1.65x
Enterprise Value / LTM EBITDA	5.2x	4.5x	4.8x	5.8x	9.7x
P/E	10.6x	7.4x	14.2x	13.6x	18.6x

Although William Blair analyzed the multiples implied by the selected transactions and compared them to the implied transaction multiples of us, none of these transactions or associated companies is identical or directly comparable to the proposed transaction or us. Accordingly, this involved complex considerations and judgments concerning the differences in financial and operating characteristics, parties involved and terms of their transactions and other factors therein.

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The special committee noted that the implied multiples for the proposed transaction were within the range of multiples for the selected transactions. Notwithstanding the foregoing, while the selected transactions analysis is one of the factors used in determining the fairness of the merger consideration to be received, William Blair did not consider the selected transactions analysis alone in making its final assessment of fairness. Instead, it was considered in conjunction with the other analyses described in this proxy statement, all of which were carefully considered in William Blair’s assessment and no particular analysis was given any greater or lesser weight or significance relative to the other analyses. William Blair believes that considering the selected transactions analysis individually, without considering all of William Blair’s analyses as a whole, would create an incomplete view of the process underlying its opinion.

Discounted Cash Flow Analysis

William Blair utilized the forecasts to perform a discounted cash flow analysis to estimate the present value as of March 31, 2012 of the Company’s forecasted free cash flows through the fiscal year ending September 30, 2016. William Blair calculated the assumed terminal value of the enterprise at September 30, 2016 by multiplying projected EBITDA in the fiscal year ending September 30, 2016 by multiples ranging from 4.0x to 6.0x. William Blair selected the range of 4.0x to 6.0x based on an approximate range around the median enterprise value to LTM EBITDA multiple derived for the transactions used in the Selected Transactions Analysis described above.

To discount the projected free cash flows and assumed terminal value to present value, William Blair used discount rates ranging from 19.0% to 25.0%. The discount rates were selected by William Blair based on the weighted average cost of capital for the public companies used in the Selected Public Company Analysis described above. To determine the range of fully diluted implied equity value per share for us, William Blair subtracted net debt as of March 31, 2012. William Blair then divided this result by the total shares outstanding and in-the-money options as of July 19, 2012, which were approximately 24.4 million shares. The fully diluted equity value implied by the discounted cash flow analysis ranged from $1.77 per share to $3.13 per share, based on a range of terminal values derived by multiples of EBITDA, as compared to the per share merger consideration in the proposed transaction of $4.50.

	Exit Multiple
Discount Rate	4.0x	5.0x	6.0x
19.0%	$2.15	$2.64	$3.13
20.5%	$2.05	$2.51	$2.97
22.0%	$1.95	$2.39	$2.82
23.5%	$1.86	$2.27	$2.69
25.0%	$1.77	$2.16	$2.56

The special committee noted that the per share merger consideration in the proposed transaction exceeded the per share price range of the fully diluted equity value derived by this analysis. Notwithstanding the foregoing, while the discounted cash flow analysis is one of the factors used in determining the fairness of the merger consideration to be received, William Blair did not consider the discounted cash flow analysis alone in making its final assessment of fairness. Instead, it was considered in conjunction with the other analyses described in this proxy statement, all of which were carefully considered in William Blair’s assessment and no particular analysis was given any greater or lesser weight or significance relative to the other analyses. William Blair believes that considering the discounted cash flow analysis individually, without considering all of William Blair’s analyses as a whole, would create an incomplete view of the process underlying its opinion.

Leveraged Acquisition Analysis

Based on the forecasts provided by the management of the Company for fiscal years 2012 through 2016, William Blair performed a leveraged acquisition analysis to determine, based on the Company’s ability to service a given level of debt using its projected future earnings stream and corresponding cash flows, an estimate of a theoretical purchase price that could be paid by a hypothetical financial sponsor in an acquisition of the Company, assuming such transaction was financed on customary market terms and assuming that such financial buyer will seek to realize a return on its investment in 2016. Estimated exit values were calculated by applying a range of exit value multiples from 4.0x to 6.0x of 2016 estimated EBITDA, which exit value multiples were determined based on an approximate range around the median enterprise value to LTM EBITDA multiple derived for the transactions used in the Selected Transactions Analysis described above. William Blair then derived a range of theoretical purchase prices based on assumed required internal rates of return for a buyer between 20% and 30%, which range of percentages was, in William Blair’s professional judgment, generally reflective of the range of required internal rates of return commonly assumed when performing a leveraged acquisition analysis of this type. This analysis indicated an implied per share equity reference range of $2.69 to $3.78 as compared to the per share merger consideration of $4.50.

The special committee noted that the per share merger consideration was above the per share equity reference range implied by the leveraged acquisition analysis. Notwithstanding the foregoing, while the leveraged acquisition analysis is one of the factors used in determining the fairness of the merger consideration to be paid, William Blair did not consider the leveraged acquisition analysis alone in making its final assessment of fairness. Instead, it was considered in conjunction with the other analyses described in this proxy statement, all of which were carefully considered in William Blair’s assessment and no particular analysis was given any greater or lesser weight or significance relative to the other analyses. William Blair believes that considering the leveraged acquisition analysis individually, without considering all of William Blair’s analyses as a whole, would create an incomplete view of the process underlying its opinion.

Premiums Paid Analysis

William Blair reviewed data from 402 acquisitions of publicly traded companies, in which 100% of the target’s equity was acquired for cash, announced between January 1, 2006 and July 19, 2012 and with transaction values between $50 million and $150 million. William Blair did not exclude any transactions from this range. Specifically, William Blair analyzed the acquisition price per share as a premium to the closing share price one day, one week, one month, 90 days and 180 days prior to the announcement of the proposed transaction, for all 402 transactions. William Blair compared the range of resulting per share stock price premiums for the reviewed transactions to the premiums implied by the proposed transaction based on our share prices one day, one week, one month, 90 days and 180 days prior to April 2, 2012. Information regarding the premiums from William Blair’s analysis of selected transactions is set forth in the following table:

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		Implied
Premium		Company
Period	Company	Premium
Before	Share	at $4.50 /	Premiums Paid Percentage Data by Percentile
Announcement	Price	Share	10th	20th	30th	40th	50th	60th	70th	80th	90th
One Day Prior	$3.40	32.3%	4.0%	10.3%	17.6%	25.0%	30.7%	36.6%	44.7%	59.0%	96.5%
One Week Prior	$3.15	42.9%	5.6%	12.9%	22.0%	28.8%	34.2%	40.4%	48.9%	68.0%	100.0%
One Month Prior	$3.70	21.6%	6.3%	17.8%	25.9%	32.6%	38.0%	44.2%	54.3%	72.9%	107.8%
90 Days Prior	$2.61	72.4%	2.6%	16.0%	26.8%	35.7%	43.6%	53.3%	64.3%	80.0%	134.7%
180 Days Prior	$3.10	45.2%	(10.0)%	14.4%	20.9%	27.5%	35.3%	50.1%	61.7%	83.3%	121.4%

The special committee noted that the premiums implied by the proposed transaction exceeded the 50th percentile one day prior to the announcement, exceeded the 60th percentile one week prior to the announcement, exceeded the 20th percentile one month prior to the announcement, exceeded the 70th percentile 90 days prior to the announcement, and exceeded the 50th percentile 180 days prior to the announcement. While the premiums paid analysis is one of the factors used in determining the fairness of the merger consideration to be paid, William Blair did not consider the premiums paid analyses alone in making its final assessment of fairness. Instead, they were considered in conjunction with the other analyses described in this proxy statement, all of which were carefully considered in William Blair’s assessment and no particular analysis was given any greater or lesser weight or significance relative to the other analyses. William Blair believes that considering the premiums paid analysis individually, without considering all of William Blair’s analyses as a whole, would create an incomplete view of the process underlying its opinion.

General

This summary is not a complete description of the analysis performed by William Blair but contains the material elements of the analysis. The preparation of an opinion regarding fairness is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. The preparation of an opinion regarding fairness does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but requires William Blair to exercise its professional judgment, based on its experience and expertise, in considering a wide variety of analyses taken as a whole. Each of the analyses conducted by William Blair was carried out in order to provide a different perspective on the financial terms of the proposed transaction and add to the total mix of information available. The analyses were prepared solely for the purpose of William Blair providing its opinion and do not purport to be appraisals or necessarily reflect the prices at which securities actually may be sold. William Blair did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion about the fairness of the per share merger consideration to be received by the stockholders of the Company (other than members of the buyer group and the directors of the Company). Rather, in rendering its oral opinion (subsequently confirmed in writing) on July 24, 2012 to the special committee to the effect that as of that date and based upon and subject to the assumptions, qualifications and limitations stated in its written opinion, the per share merger consideration to be received by the stockholders of the Company (other than members of the buyer group and the directors of the Company) was fair, from a financial point of view, to those stockholders, William Blair considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. William Blair did not place particular reliance or weight on any particular analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, William Blair believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, may create an incomplete view of the evaluation process underlying its opinion. No company or transaction used in the above analyses as a comparison is identical or directly comparable to the Company or the proposed transaction. In performing its analyses, William Blair made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by William Blair are not necessarily indicative of future actual values and future results, which may be significantly more or less favorable than suggested by such analyses.

William Blair is an internationally recognized firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with merger transactions and other types of strategic combinations and acquisitions. Furthermore, in the ordinary course of business, William Blair and its affiliates may beneficially own or actively trade the Company’s securities for its own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities.

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The special committee hired William Blair based on its qualifications and expertise in providing financial advice to companies and its reputation as an internationally recognized investment banking firm. Pursuant to a letter agreement dated April 19, 2012, a fee of $50,000 was paid to William Blair upon execution of that letter agreement, a fee of $400,000 was paid to William Blair upon delivery of its opinion, a fee of $50,000 is payable to William Blair upon completion of the later of its “market-check” activities prior to or after the signing of the merger agreement (if such activities were requested by the special committee), and a fee of $100,000 is payable to William Blair upon stockholders’ approval of the proposed transaction. In addition, we have agreed to reimburse William Blair for certain of its out-of-pocket expenses (including fees and expenses of its counsel) reasonably incurred by it in connection with its services and will indemnify William Blair against potential liabilities arising out of its engagement, including certain liabilities under the U.S. federal securities laws. William Blair had not previously provided services to the Company.

Reasons of the Buyer Group for the Merger

Under SEC rules governing “going private” transactions, each member of the buyer group is deemed to be an affiliate of the Company and is required to express its reasons for the merger to the Company’s unaffiliated stockholders. Each member of the buyer group is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. For the buyer group, the purpose of the merger is to enable Mr. Jianquan Li and Ms. Ping Tse to collectively acquire control of the Company in a transaction in which the unaffiliated stockholders will receive $4.50 per share of Company common stock. After shares of Company common stock cease to be publicly traded, Parent will bear 100% of the risks and rewards of ownership of the Company. In addition, the merger will allow the buyer group to maintain an investment in the Company through its equity investments in Holdco as described in this proxy statement under “Special Factors—Financing of the Merger—Rollover Financing” beginning on page 48, and at the same time enable Mr. Jianquan Li to maintain a leadership role with the surviving corporation.

The buyer group believes that, as a privately held entity, the Company’s management will have greater flexibility to focus on improving the Company’s long-term profitability without the constraints caused by the public equity market’s valuation of the Company and emphasis on short-term period-to-period performance. As a privately held entity, the Company will have greater flexibility to make decisions that might negatively affect short-term results, but that could increase the Company’s value over the long term. In contrast, as a publicly traded entity, the Company faces pressure from public stockholders and investment analysts to make decisions that might produce improved short-term results, but which are not necessarily beneficial to the Company in the long term.

As a privately held entity, the Company will also be relieved of many of the other expenses, burdens and constraints imposed on companies that are subject to the public reporting requirements under the federal securities laws of the United States, including the Exchange Act and the Sarbanes-Oxley Act of 2002. The need for the management of the Company to be responsive to unaffiliated stockholders’ concerns and to engage in dialogue with unaffiliated stockholders can also at times distract management’s time and attention from the effective operation and improvement of the business. Please see “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger” beginning on page 27 for additional information.

In addition to taking advantage of the benefits of the Company being a privately held company as described above, the buyer group decided to undertake the going private transaction at this time because (a) the Company had been gradually shifting its business strategic focus from medical supplies exports to sales of medical and consumer products in the Chinese market since 2010 and (b) based on Mr. Jianquan Li’s preliminary discussions with the possible financing sources for the proposed transaction prior to the delivery of the Proposal Letter to the board of directors of the Company, the buyer group was confident that it would be able to secure sufficient financing to complete the proposed transaction.

Position of the Buyer Group as to the Fairness of the Merger

Under SEC rules governing “going private” transactions, each member of the buyer group is deemed to be an affiliate of the Company and is required to express its beliefs as to the fairness of the merger to the Company’s unaffiliated stockholders. The buyer group is making the statements included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the buyer group as to the fairness of the merger are not intended and should not be construed as a recommendation to any stockholder of the Company as to how to vote on the proposal to approve the merger agreement. The buyer group has interests in the merger that are different from those of the unaffiliated stockholders of the Company by virtue of their continuing interests in the surviving company after the consummation of the merger. These interests are described under “Special Factors—Interests of Certain Persons in the Merger—Interests of Continuing Stockholders in the Merger” beginning on page 49.

The buyer group believes the interests of the Company’s unaffiliated stockholders were represented by the special committee, which negotiated the terms and conditions of the merger agreement with the assistance of its independent legal and financial advisors. The buyer group attempted to negotiate a transaction that would be most favorable to it, and not to the Company’s unaffiliated stockholders and, accordingly, did not negotiate the merger agreement with a goal of obtaining terms that were substantively and procedurally fair to such unaffiliated stockholders. The buyer group did not participate in the deliberations of the special committee regarding, and did not receive any advice from the special committee’s independent legal or financial advisors as to, the fairness of the merger to the Company’s unaffiliated stockholders. The buyer group did not perform, or engage a financial advisor to perform, any independent valuation or other analysis for the buyer group to assist it in assessing the substantive and procedural fairness of the merger to the Company’s unaffiliated stockholders.

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Based on its knowledge and analyses of available information regarding the Company, as well as discussions with the Company’s management regarding the Company and its business and the factors considered by, and findings of, the special committee and the Company’s board of directors discussed in “Special Factors—Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger” beginning on page 27 (which considerations and findings are adopted by the buyer group solely for the purposes of making the statements in this section), the buyer group believes the merger is substantively fair to the Company’s unaffiliated stockholders based upon the following factors:

•	the current and historical market prices of the Company common stock, including the fact that the merger consideration of $4.50 per share represents a 32.3% premium over the closing price of $3.40 per share on the NASDAQ Global Market on March 30, 2012, and a 46.4% premium over the 90-trading day volume weighted average price on the NASDAQ Global Market on March 30, 2012, the last trading day before the Company’s announcement on April 2, 2012 of the Company’s receipt of Mr. Jianquan Li’s going private proposal;

•	the all-cash merger consideration, which will allow the unaffiliated stockholders an opportunity to immediately realize a fixed amount of cash for their investment without incurring brokerage and other costs typically associated with market sales;

•	the special committee and, based in part upon the unanimous recommendation of the special committee, the Company’s board of directors determined by the unanimous approval of those present at the meeting that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of the Company’s unaffiliated stockholders;

•	Parent has entered into the debt commitment letter, dated as of July 23, 2012, with DBS and Mr. Jianquan Li, pursuant to which DBS has agreed to provide debt financing, under the terms and subject to the conditions of the debt commitment letter, in an aggregate amount up to $25 million, to fund the merger and pay certain fees and expenses contemplated by the facility agreement;

•	Mr. Jianquan Li has agreed to guarantee the obligations of Parent under the merger agreement to pay, under certain circumstances, a reverse termination fee to the Company and reimburse certain expenses of the Company; and

•	the merger will provide liquidity for the Company’s unaffiliated stockholders without incurring brokerage and other costs typically associated with market sales.

The buyer group did not consider the Company’s net book value, which is defined as total assets minus total liabilities, as a factor. The buyer group believes that net book value, as an accounting concept based on historical costs, is not a material indicator of the value of the Company as a going concern because it does not take into account the future prospects of the Company, market conditions, trends in the industry in which the Company conducts its business or the business risks inherent in competing with other companies in the same industry. Therefore, the buyer group does not believe that net book value reflects, or has any meaningful impact on, the market price of Company common stock or the fair market value of its assets or business.

The buyer group did not consider the Company’s liquidation value to be a relevant valuation method because it considers the Company to be a viable going concern and because the Company will continue to operate its business following the merger.

The buyer group did not establish, and did not consider, a going concern value for the Company common stock as a public company to determine the fairness of the merger consideration to the Company’s unaffiliated stockholders. However, to the extent the pre-merger going concern value was reflected in the pre-announcement price of the Company common stock, the merger consideration of $4.50 per share represented a premium to the going concern value of the Company.

The buyer group is not aware of, and thus did not consider in its fairness determination, any offers or proposals made by any unaffiliated third parties with respect to a merger or consolidation of the Company with or into another company, a sale of all or a substantial part of the Company’s assets, or the purchase of the Company voting securities that would enable the holder to exercise control over the Company.

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The buyer group did not receive any independent reports, opinions or appraisals from any outside party related to the merger, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the merger to the unaffiliated stockholders.

The buyer group believes the merger is procedurally fair to the Company’s unaffiliated stockholders based upon the following factors:

•	the special committee, consisting entirely of directors who are not officers or employees of the Company and who are not affiliated with the buyer group, was established and given absolute authority to, among other things, formulate, establish, oversee and direct a process for the identification, solicitation, evaluation and negotiation of any potential sale transaction, evaluate and negotiate the terms of any proposed definitive or other agreements in respect of any potential sale transaction, make recommendations to the board of directors in respect of any potential sale transaction, including, without limitation, any recommendation to not proceed with or to recommend that the Company’s stockholders reject a potential sale transaction;

•	the members of the special committee do not have any interests in the merger different from, or in addition to, those of the Company’s unaffiliated stockholders, other than the members’ receipt of board and special committee compensation (which are not contingent upon the consummation of the merger or special committee’s or the board’s recommendation of the merger) and continued indemnification and liability insurance for these directors following the completion of the merger for certain claims and liabilities arising from their actions taken prior to the effective time of the merger;

•	the special committee retained and was advised by its independent legal and financial advisors who are experienced in advising committees such as the special committee in similar transactions;

•	the buyer group did not participate in or have any influence over the deliberative process of, or the conclusions reached by, the special committee or the negotiating positions of the special committee;

•	the special committee and the Company’s board of directors had no obligation to recommend the approval of the merger agreement;

•	the merger was unanimously approved by the special committee;

•	the merger consideration and other terms and conditions of the merger agreement were the result of extensive negotiations over an extended period of time between the buyer group and its legal advisor, on the one hand, and the special committee and its legal and financial advisors, on the other hand;

•	in addition to the statutory stockholder approval requirement under Nevada law, approval of the merger agreement is subject to the approval of a “a majority of the outstanding shares of Company common stock not owned by Parent, Merger Sub or the rollover holders,” giving such unaffiliated stockholders a meaningful opportunity to consider and vote upon the approval of the merger agreement;

•	the special committee negotiated a 40-day "go-shop" period;

•	the special committee received from William Blair, its financial advisor, an opinion, dated July 24, 2012, as to the fairness, from a financial point of view, to the Company’s stockholders (other than members of the buyer group and the directors of the Company) of the consideration of $4.50 per share to be received by those stockholders in the merger, as of July 24, 2012, based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by William Blair in preparing its opinion;

•	the merger is not conditioned on any financing being obtained by Parent or Merger Sub, thus increasing the likelihood that the merger will be completed and the merger consideration will be paid to the Company’s unaffiliated stockholders;

•	under the terms of the merger agreement, in certain circumstances prior to obtaining the requisite stockholders’ approval of the merger, the Company is permitted to provide information to and participate in discussions or negotiations with persons making alternative transaction proposals and the board of directors of the Company is permitted to withdraw or modify its recommendation of the merger agreement;

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•	the Company has the ability under certain circumstances to specifically enforce the terms of the merger agreement; and

•	the ability of the Company to terminate the merger agreement (in accordance with the terms of the merger agreement) upon acceptance of a superior proposal.

The foregoing discussion of the information and factors considered and given weight by the buyer group in connection with their evaluation of the substantive and procedural fairness to the Company’s unaffiliated stockholders of the merger agreement and the transactions contemplated by the merger agreement, including the merger, is not intended to be exhaustive, but is believed by the buyer group to include all material factors considered by them. The buyer group did not find it practicable to and did not quantify or otherwise attach relative weights to the foregoing factors in reaching its position as to the substantive and procedural fairness of the merger agreement and the transactions contemplated by the merger agreement, including the merger, to the Company’s unaffiliated stockholders. Rather, the buyer group made the fairness determinations after considering all of the foregoing as a whole. In addition, the buyer group considered and recognized the negative factors considered by the special committee and the board of directors described under “Special Factors-Recommendation of Our Board of Directors and the Special Committee and Their Reasons for the Merger,” the consideration of which is expressly adopted here by the buyer group.

The buyer group believes these factors provide a reasonable basis for its belief that the merger is both substantively and procedurally fair to the Company’s unaffiliated stockholders. This belief, however, is not intended to be and should not be construed as a recommendation by the buyer group to any stockholder of the Company as to how such stockholder should vote with respect to the approval of the merger agreement.

Effect of the Merger on the Company

The merger agreement provides that Merger Sub will merge with and into the Company on the terms and subject to the conditions in the merger agreement. After the merger, Merger Sub will no longer exist. The Company will be the surviving corporation and will continue to exist as a wholly owned subsidiary of Parent. Pursuant to the merger agreement, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive $4.50 in cash, without interest and net of any applicable withholding taxes, except for (i) shares owned by Parent and Merger Sub, including shares to be contributed to Parent by rollover holders immediately prior to the effective time of the merger pursuant to the contribution agreement, and (ii) shares held by the Company as treasury stock or owned, directly or indirectly, by any wholly owned subsidiaries of the Company, which will be cancelled and retired and cease to exist as of the effective time of the merger. The shares of Company common stock are currently listed on NASDAQ Global Market under the symbol “WWIN.” Upon completion of the merger, the Company will cease to be a publicly traded company and will instead become a privately held company owned directly by Parent and indirectly by Mr. Jianquan Li and Ms. Ping Tse. Following the completion of the merger, the shares of Company common stock will cease to be listed on NASDAQ Global Market, and price quotations with respect to sales of Company common stock in the public market will no longer be available. In addition, registration of Company common stock under the Exchange Act will be terminated. After the effective time of the merger, the Company will no longer be required to file periodic reports with the SEC or otherwise be subject to the United States federal securities laws, including the Sarbanes-Oxley Act of 2002, applicable to public companies. After the completion of the merger, you will no longer enjoy the rights or protections that the United States federal securities laws provide. You will not own any shares of capital stock of the surviving corporation, and you will cease to have any rights in the Company as a stockholder. We have attached the merger agreement to this proxy statement as Annex A. We encourage you to read the entire merger agreement carefully, because it is the legal document that governs the merger.

Effect of the Merger on the Company’s Net Book Value and Net Earnings

Following consummation of the merger, Parent will directly own 100% of our outstanding common stock and will have a corresponding interest in our net book value and net earnings. The table below sets forth the indirect beneficial interest in our net book value and net earnings for Mr. Jianquan Li and Ms. Ping Tse, affiliates of Parent, before and after the merger in proportion to each such party’s indirect beneficial ownership in the Company before and after the merger, based on our net income for the fiscal year ended September 30, 2011 of approximately $11.54 million and our net book value as of September 30, 2011 of approximately $125.68 million.

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All dollar figures in the chart immediately below are in thousands.

	Ownership of the Company Prior to the Merger			Fully Diluted Ownership of the Company After the Merger
	% Ownership	Net Earnings for the fiscal year ended September 30, 2011	Net Book Value for the fiscal year ended September 30, 2011	% Ownership	Net Earnings for the fiscal year ended September 30, 2011	Net Book Value for the fiscal year ended September 30, 2011
		($ thousands)	($ thousands)		($ thousands)	($ thousands)
Chairman
Jianquan Li	54.9%	6,333	68,996	81.9%	9,452	102,969

Ping Tse	18.3%	2,111	22,999	18.1%	2,084	22,707

Total	73.2%	8,444	91,995	100.0%	11,536	125,676

Effects on the Company if the Merger Is Not Completed

If our stockholders do not approve the merger agreement, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of Company common stock provided by the merger agreement. Instead, unless the Company is sold to a third party, we will remain an independent publicly traded company, the management expects to operate the business in a manner similar to that in which it is being operated today, and our stockholders will continue to be subject to similar risks and opportunities as they currently are with respect to their ownership of our common stock. If the merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your shares of Company common stock, including the risk that the market price of our common stock may decline to the extent that the current market price of our stock reflects a market assumption that the merger will be completed. From time to time, the board of directors of the Company will evaluate and review the business operations, properties and capitalization of the Company and, among other things, make such changes as are deemed appropriate and continue to seek to maximize stockholder value. If our stockholders do not approve the merger agreement, or the merger is not completed for any other reason, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, prospects or results of operations of the Company will not be adversely impacted. Pursuant to the merger agreement, under certain circumstances the Company is permitted to terminate the merger agreement and enter into an agreement with respect to an alternative transaction. Also, under other circumstances, if the merger is not completed, the Company may be obligated to pay to Parent a termination fee and reimburse certain of Parent’s expenses. See “The Agreement and Plan of Merger—Termination Fees and Reimbursement of Expenses” beginning on page 67 for additional information.

Plans for the Company After the Merger

If the merger is completed, all of our common stock will be owned by Parent. Except for the rollover holders, none of our current stockholders will have any ownership interest in, or be a stockholder of, the Company after the completion of the merger. As a result, our current stockholders (other than the rollover holders) will no longer benefit from any increase in our value, nor will they bear the risk of any decrease in our value. Following the merger, Parent will benefit from any increase in our value and also will bear the risk of any decrease in our value.

Upon completion of the merger, each share of Company common stock issued and outstanding immediately prior to the closing (other than shares which are held in the treasury of the Company or owned directly or indirectly by Parent including shares owned by Mr. Jianquan Li and Ms. Ping Tse and contributed to Parent in accordance with the contribution agreement, Merger Sub or any of the Company’s wholly owned subsidiaries) will be converted into the right to receive the merger consideration. No merger consideration will be paid for shares of Company common stock owned by Mr. Jianquan Li and Ms. Ping Tse.

After the effective time of the merger, Parent anticipates that the Company will continue its current operations, except that it will (i) cease to be an independent publicly traded company and will instead be a wholly owned subsidiary of Parent and (ii) have substantially more debt than it currently has. There are no current plans to repay any debt that will be incurred to finance the merger. After the effective time of the merger, the directors of Merger Sub immediately prior to the effective time of the merger will become the directors of the Company, and the officers of the Company immediately prior to the effective time of the merger will remain the officers of the Company, in each case until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be. The Company will no longer be subject to the Exchange Act, the Sarbanes Oxley Act of 2002 or NASDAQ compliance and reporting requirements and the related direct and indirect costs and expenses.

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Parent has advised the Company that, except for the transactions contemplated by the merger agreement, it does not have any current plans, proposals or negotiations that relate to or would result in any of the following:

•	an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries;

•	the relisting of Company common stock;

•	the sale or transfer of a material amount of the assets of the Company or any of its subsidiaries; or

•	any other material changes to the Company’s corporate structure or otherwise in the Company’s business.

Alternatives to the Merger

The board of directors of the Company did not initiate the merger or a process for the sale of the Company. The special committee was formed to evaluate Mr. Jianquan Li’s proposal with respect to the merger and other potential strategic alternatives for the Company in response to the receipt of the Proposal Letter from Mr. Jianquan Li on April 1, 2012. In the course of their evaluations, the special committee considered and discussed whether conducting a market check prior to the signing of the merger agreement would be in the best interest of the Company’s unaffiliated stockholders. After considering (i) that the rollover holders collectively owned approximately 73.2% of the total outstanding shares of Company common stock and had stated that they would not consider a sale of their shares, (ii) the likelihood that conducting a pre-signing market check would result in any additional proposals at all, (iii) the likelihood that any such proposals would be superior from the perspective of the unaffiliated stockholders to the proposed transaction with Mr. Jianquan Li, (iv) Mr. Jianquan Li’s revised offer price of $4.50 per share and (v) the risk of Mr. Jianquan Li withdrawing his $4.50 per share offer if a pre-signing market check did not result in any additional proposals, the special committee determined not to conduct a pre-signing market check. Please see “Special Factors—Background of the Merger” beginning on page 20 and “Special Factors—Recommendation of Our Board of Directors and Special Committee and Their Reasons for the Merger” beginning on page 27 for additional information on the process behind the special committee’s determination and the board of directors’ adoption of such determination. The fact that Mr. Jianquan Li and Ms. Ping Tse have expressed an unwillingness to consider a sale of their stakes to any third party and a pre-signing market check was not conducted may reduce the likelihood of the Company receiving or proceeding with a superior proposal.  The special committee also took into account that (a) the Company has the right to initiate, solicit and encourage alternative transaction proposals from, or discuss or negotiate such proposals with, any third party (such actions being hereinafter referred to collectively as the “go-shop”) for a period of 40 days after the signing of the merger agreement and (b) prior to the receipt of stockholders approval, the special committee and the board of directors may change their recommendation with respect to the buyer group’s proposal and/or terminate the merger agreement, subject to the payment of a cash termination fee to Parent, and the unaffiliated stockholders would have the opportunity to vote against the merger, which must be approved by holders of a majority of the outstanding shares of Company common stock not owned by the buyer group. In this regard, the special committee also recognized that, after the end of the 40-day “go-shop” period, it still retained the flexibility under the merger agreement to respond to an alternative transaction proposed by a third party that constitutes or could reasonably be expected to result in a superior proposal, including the ability to provide information to and engage in discussions and negotiations with such party (and, if such proposal is a superior proposal, terminate the merger agreement and recommend such proposal to the Company’s stockholders). Following the signing of the merger agreement, at the direction and under the supervision of the special committee, representatives of William Blair approached 51 parties, including 30 potential strategic investors and 21 financial sponsors, to solicit interest in a possible alternative transaction. Of the parties contacted, nine parties responded and expressed an interest in evaluating the Company. Of these nine interested parties, seven of these parties entered into non-disclosure agreements with the Company with respect to the provision of confidential Company information and three requested, and were granted, a teleconference meeting with Mr. Xiuyuan Fang, the chief financial officer and director of the Company. Despite these efforts to solicit potentially interested parties in connection with the “go-shop” process and facilitating the due diligence efforts of interested parties, the Company did not receive any alternative transaction proposals during the “go-shop” period from any of those parties that indicated a preliminary interest in evaluating the Company and, as at the date of this proxy statement, the Company has not received any alternative transaction proposals.

The special committee did not consider any other form of transaction such as a tender offer or a reverse stock split because the special committee believed that the merger was the most direct and least confusing to unaffiliated stockholders in terms of deal structure.

The buyer group did not consider any other form of transaction such as a scheme of arrangement or tender offer because the buyer group believed that the merger was the most direct and effective way to enable Mr. Jianquan Li and Ms. Ping Tse to acquire 100% control of the Company given that the buyer group, as a group, own approximately 73.2% of the total outstanding shares of Company common stock.

Certain Financial Projections

The Company does not as a matter of course make public projections as to future performance, earnings or other results beyond the current fiscal year due to the unpredictability of the underlying assumptions and estimates. However, as part of its process, the special committee requested that the Company’s management team prepare long-term financial projections for the Company for use in connection with the financial analyses that William Blair performed in connection with rendering its opinion to the board of directors. At the request of the special committee, management prepared a sets of financial projections for fiscal years 2012 through 2016. A summary of these five-year projections are included below.

The prospective financial information was prepared by, and is the responsibility of, the Company’s management. The prospective financial information was not prepared with a view toward public disclosure, and, accordingly, does not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles (“GAAP”). BDO Shu Lun Pan Certified Public Accountants LLP, the Company’s independent registered public accounting firm, has not audited, compiled or performed any procedures with respect to the prospective financial information and does not express an opinion or any form of assurance related thereto. The summary of the prospective financial information is not being included in this proxy statement to influence a stockholder’s decision whether to approve the merger agreement, but is being included because the prospective financial information was provided to William Blair for use in connection with rendering its opinion to the board of directors.

The prospective financial information, while presented with numerical specificity, necessarily was based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company’s management. Because the prospective financial information covers multiple years, by its nature, it becomes subject to greater uncertainty with each successive year. The assumptions upon which the prospective financial information was based necessarily involve judgments with respect to, among other things, future economic, competitive and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. The prospective financial information also reflects assumptions as to certain business decisions that are subject to change. In addition, the prospective financial information might be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable periods.

Accordingly, there can be no assurance that the prospective financial information will be realized, and actual results may vary materially from those shown. The inclusion of the prospective financial information in this proxy statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or consider the prospective financial information to be predictive of actual future events or events which have occurred since the date of such forecasts, and the prospective financial information should not be relied upon as such. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ materially from the prospective financial information, and none of them undertakes any obligation to update or otherwise revise or reconcile the prospective financial information to reflect circumstances existing after the date the prospective financial information was generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error. The Company does not intend to make publicly available any update or other revision to the prospective financial information, except as otherwise required by law. Neither the Company nor any of its affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder of the Company or other person regarding the ultimate performance of the Company compared to the information contained in the prospective financial information or that the prospective financial information will be achieved. The Company has made no representation to Parent or its affiliates, in the merger agreement or otherwise, concerning the prospective financial information.

In light of the foregoing factors and the uncertainties inherent in the prospective financial information, stockholders are cautioned not to place undue, if any, reliance on the prospective financial information.

Projections

The management of the Company prepared projections based upon methodologies and factors customarily used by the Company in preparing projections for the consideration of the board of directors in connection with the annual budget planning process. The projections reflect numerous estimates and assumptions with respect to industry performance and general business, economic, regulatory, market and financial conditions, as well as matters specific to management outlook and business circumstances existing at that time. The following is a summary of the projections:

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Winner Medial Group Inc.

Income Statements

In thousands	Year End September 30,
	2012	2013	2014	2015	2016
	US$	US$	US$	US$	US$
Net sales	180,293	212,764	251,668	293,762	340,490

Cost of sales	(134,578)	(157,889)	(185,658)	(215,898)	(246,789)
Gross profit	45,715	54,875	66,010	77,864	93,701

Other operating income/(loss), net	119	119	119	119	119
Government subsidies	493	500	480	470	490
Realized gain/(loss) on commodity financial instruments	75	0	0	0	0
Foreign currency exchange gain/(loss)	(841)	(866)	(892)	(919)	(947)
Selling, general and administrative expenses	(33,763)	(42,553)	(52,850)	(61,690)	(74,908)

Income from operations	11,798	12,075	12,867	15,844	18,455
Interest income	333	433	498	573	659
Interest expense	(207)	(250)	(325)	(423)	(550)
Equity in earnings of 50 percent or less owned persons	249	261	274	288	302
Income before income taxes	12,173	12,519	13,314	16,282	18,866
Income tax
	(3,070)	(2,504)	(2,663)	(4,071)	(4,717)
Net income	9,103	10,015	10,651	12,211	14,149

Net income attributable to noncontrolling interests	(70)	(70)	(70)	(70)	(70)
Net income attributable to Winner Medical Group Inc.	9,033	9,945	10,581	12,141	14,079

Winner Medial Group Inc.

Statement of Cash Flows

In thousands	Year ended September 30,
	2012	2013	2014	2015	2016
	US$	US$	US$	US$	US$
Cash flows from operating activities
Net income	9,103	10,015	10,651	12,211	14,149
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization of property, plant and equipment	5,838	6,247	6,684	7,152	7,653
Amortization of intangible assets	33	33	33	33	33
Impairment of property, plant and equipment	647	0	0	0	0
Equity in earnings of 50 percent or less owned persons	(163)	(280)	(280)	(280)	(280)
Stock-based compensation expenses	740	0	0	0	0
Changes in operating assets and liabilities:
Restricted bank deposits	1,836	0	0	0	0
Restricted broker margin account	(794)	0	0	0	0
Accounts receivable and notes receivable	(4,612)	(4,367)	(5,791)	(6,017)	(7,259)
Amounts due from affiliated companies	158	0	0	0	0
Inventories	(4,591)	(6,000)	(6,480)	(8,496)	(9,176)
Prepaid expenses and other current assets	(1,130)	(1,173)	(1,945)	(2,105)	(2,337)
Accounts payable	1,579	1,800	1,944	2,549	2,753
Accrued payroll and employee benefits	628	754	905	1,086	1,303
Accrued and other liabilities	253	812	973	1,052	1,168
Income taxes payable	(145)	52	119	445	388
Net cash provided by/(used in) operating activities	9,380	7,893	6,813	7,630	8,395

Cash flows from investing activities
Purchase of property, plant and equipment	(11,388)	(9,282)	(5,332)	(5,332)	(5,332)
Deposits paid for property, plant and equipment	(3,026)	(2,468)	(1,418)	(1,418)	(1,418)
Net cash used in investing activities	(14,414)	(11,750)	(6,750)	(6,750)	(6,750)

Cash flows from financing activities
Proceeds from bank borrowings	17,548	14,167	15,464	15,929	17,857
Repayment of bank borrowings	(15,936)	(6,667)	(9,450)	(10,619)	(12,500)
Net cash (used in)/provided by financing activities	1,612	7,500	6,014	5,310	5,357

Effect of exchange rate changes	1,131	1,165	1,200	1,236	1,273

Net increase in cash and cash equivalents	(2,291)	4,808	7,277	7,426	8,275
Cash and cash equivalents, beginning of period	21,945	19,654	24,462	31,739	39,165
Cash and cash equivalents, end of period	19,654	24,462	31,739	39,165	47,440

The main assumptions underlying the above financial projections include that:

•	the Europe debt crisis will significantly impact the Company’s export business, especially markets in Europe, the United States and Japan. As such, the growth rate of the Company’s export business will decrease;

•	for the PurCotton retail business, sales will be driven by increases in existing and to-be-opened stores, as well as the continued expansion of the distribution network to supermarkets and hypermarkets;

•	increases in the price of cotton (the Company’s primary raw material) and the cost of employees will lead to an increase in cost of goods sold. However, due to a relatively higher gross margin for the PurCotton retail business, the gross margin will increase gradually; and

•	leasing fees, promotion activities fees and branding building expenses, as well as new product sales fees, will increase due to the expansion of the PurCotton business.

Combining the above factors, the Company projects that net income will steadily increase during the period ranging from 2012 through the end of fiscal year 2016. The increases in the projections for such period reflect the nature of the business, the type of customers the Company has and the Company’s projected growth of its business during such period.

The above prospective financial information should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained elsewhere in this proxy statement and the Company’s public filings with the SEC.

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Financing of the Merger

The buyer group estimates that the total amount of funds necessary to consummate the merger and related transactions, including the payment of customary fees and expenses in connection with the merger, will be approximately $33.5 million. Parent and Merger Sub expect this amount to be provided through a combination of debt financing, rollover financing and use of the Company’s available cash in an amount of approximately $8.5 million. Neither Parent nor Merger Sub has entered into any alternative financing arrangements or alternative financing plans.

Debt Financing

On July 23, 2012, Parent and Mr. Jianquan Li entered into the debt commitment letter with DBS pursuant and subject to which DBS has agreed to provide a loan in an aggregate amount of up to $25 million (the “DBS loan”), to fund the merger and pay certain fees and expenses contemplated by the facility agreement.

Conditions to Financing. The funding of the DBS loan is subject to the satisfaction or waiver of the following conditions:

•	DBS shall have received (a) copies of the constitutional documents (or, in the case of Mr. Jianquan Li, identification documents) of each of Parent, Holdco, Mr. Jianquan Li and the Company, (b) corporate authorizations of each of Parent, Holdco and the Company, (c) customary incumbency certificates of each of Parent, Holdco and the Company, (d) a customary closing certificate signed by a director of Parent and (e) evidence of appointment of a process agent;

•	DBS shall have received evidence that all necessary government, regulatory and corporate approvals of the DBS loan and the related security (except the first ranking security over 100% of the capital stock of Winner Group Limited, and any first ranking fixed and floating charge over the assets of Winner Group Limited) have been obtained and are in full force and effect;

•	DBS shall have received a copy of the executed merger agreement;

•	there shall have been no amendment, supplement or waiver of the merger agreement (except for amendments, supplements or waivers that are not materially adverse to the interests of DBS) without the prior written consent of DBS, and there shall have been no breach (including breach of representation) or default under the merger agreement that is materially adverse to the interests of DBS and that would entitle Parent or Merger Sub not to proceed with the merger;

•	DBS shall have received evidence that (a) all conditions precedent under the merger agreement have been fulfilled or duly waived (subject to the condition immediately above), (b) all of the merger consideration (less the amount equal to the available amount under the DBS loan minus the aggregate financing costs) has been paid to and received by the applicable third party paying agent for the purposes of settling the merger consideration, (c) all of the consideration payable to holders of outstanding options and restricted stock units under the merger agreement shall have been paid into and received in the applicable account specified in the merger agreement and (d) all of the shares of Company common stock owned and/or held directly or indirectly by the rollover holders have been transferred to Parent;

46

•	subject to the Limited Conditionality Provisions (as defined in the debt commitment letter), DBS shall have received executed copies of the facility agreement with respect to DBS loan and the security documents with respect to the related security including customary deliverables required to be delivered under such security documents to be agreed;

•	DBS shall have received customary legal opinions issued by the legal counsel to DBS as to relevant jurisdictions (including Hong Kong and the Cayman Islands) and by the legal counsel to Parent as to Nevada;

•	DBS shall have received evidence that an aggregate amount of not less than $25 million or equivalent amount (plus the amount of any withholding tax that would apply if such amount were paid by way of dividends to Winner Group Limited) in RMB has been deposited into and is standing to the credit of account(s) opened with DBS Bank (China) Ltd., Shenzhen Branch;

•	DBS shall have received an executed drawdown notice complying with the requirements of the facility agreement;

•	satisfactory completion by DBS of client identification procedures in compliance with applicable money laundering laws and regulations;

•	subject to the Limited Conditionality Provisions (as defined in the debt commitment letter), the repeating representations are correct in all material respects;

•	no major default (to be agreed between DBS and Parent in the facility agreement, which shall be a limited subset of the events of default taking into account customary practice for acquisition financings of this nature) shall be outstanding;

•	the absence of any effect, change, event or occurrence that has had or would reasonably be expected to have a material adverse effect (as defined in the merger agreement); and

•	the absence of any illegality event affecting DBS.

Interest Rate. The interest rate of the DBS loan is LIBOR plus 3.25% per annum on the outstanding amounts under the DBS loan.

Prepayment and Repayment. Parent may prepay the whole or any part of the DBS loan (but, if in part, the amount paid must be an amount that reduces the amount of the DBS loan by at least $5 million and in integral multiples of $1 million). Parent is required to make a mandatory prepayment upon the occurrence of any of the following:

•	dividends and distributions received by Parent from the surviving corporation or by any non-PRC subsidiaries of Parent from any PRC subsidiaries of Parent, and/or net cash proceeds received by any subsidiaries of Parent formed outside the PRC in respect of any disposal or transfer of any interest in any PRC subsidiary of Parent;

•	any initial public offering of shares or securities of Parent, any direct or indirect subsidiary or holding company of Parent;

•	disposal or transfer of any business and/or assets (including without limitation any interest in any subsidiary) by Parent or any of its subsidiaries (subject to customary exceptions to be agreed upon) unless written approval is obtained from DBS;

•	issuance or placement of shares, securities or equity interests of Parent or any of its subsidiaries (subject to customary exceptions to be agreed upon); and

47

•	claims by Parent or Merger Sub under or in connection with the merger and/or the merger agreement.

Parent is required to repay the total outstanding principal amount of the DBS loan on the date that is 6 months after the consummation of the initial drawdown. Currently, Parent does not have any plans or arrangements to refinance the DBS loan.

Security. The obligations of Parent under the facility agreement will be secured by:

•	a personal guarantee from Mr. Jianquan Li;

•	a guarantee from Winner Group Limited with effect from the consummation of the merger;

•	a first ranking charge over 100% of the shares of Parent;

•	a first ranking security over 100% of the capital stock of the surviving corporation, Merger Sub and Winner Group Limited (with effect from the consummation of the merger); and

•	a first ranking fixed and floating charge over all assets of Parent and Winner Group Limited (with effect from the consummation of the merger).

Other Terms. The facility agreement will contain customary representations and warranties and customary affirmative and negative covenants, including, among others, restrictions on indebtedness, disposal of assets, declaration of dividends and mergers and consolidations. The facility agreement will also include customary events of default.

Rollover Financing

On July 24, 2012, the rollover holders entered into a contribution agreement with Parent and Holdco pursuant to which the rollover holders collectively committed to contribute, immediately prior to the consummation of the merger, an aggregate amount of 18,024,134 shares of Company common stock to Parent (the equivalent of a $81,108,603 investment based upon the per share merger consideration of $4.50) in exchange for a certain number of shares of Holdco. Subject to the satisfaction or waiver of all of the conditions to the obligations of Parent and Merger Sub to complete the merger contained in the merger agreement (other than conditions that by their nature are to be satisfied at the effective time of the merger), the closing of the contribution and exchange contemplated by the contribution agreement shall take place within 48 hours prior to the consummation of the merger.

Limited Guaranty

Concurrently with the execution of the merger agreement, Mr. Jianquan Li entered into a limited guaranty in favor of the Company, pursuant to which Mr. Jianquan Li agreed to guarantee the obligations of Parent under the merger agreement to pay a reverse termination fee of $1.8 million to the Company if the merger agreement is terminated under certain circumstances.

Mr. Jianquan Li has also covenanted with the Company not to sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise dispose of, or enter into any agreement, arrangement or understanding to sell, give, encumber, assign or otherwise dispose of, or permit any charge, lien or encumbrance over, the Company common stock beneficially owned by him.

The limited guaranty will terminate as of the earliest of (i) the effective time of the merger and (ii) the date that is six (6) months after the date of the termination of the merger agreement in accordance with its terms.

Voting Agreement

On July 24, 2012, the rollover holders entered into the voting agreement with the Company and Parent under which they have agreed to, among other things, vote all shares of Company common stock beneficially owned by them in favor of approval of the merger agreement and against any other acquisition proposal. The voting agreement will terminate upon the earliest of (i) the termination of the merger agreement, (ii) the written agreement of Parent and, at the direction of the special committee, the Company to terminate the voting agreement and (iii) the effective time of the merger.

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Liability Cap and Limitation on Remedies

Other than any equitable remedies to which the Company may be entitled, our right to receive payment of a reverse termination fee of $1.8 million from Parent or Merger Sub is our sole and exclusive remedy for any loss or damage suffered as a result of the failure of the merger to be consummated under certain circumstances or for a breach or failure to perform under the merger agreement or otherwise.

Other than any equitable remedies to which Parent or Merger Sub may be entitled, Parent’s and Merger Sub’s right to receive payment of a termination fee of $1.5 million or $750,000 from us is the sole and exclusive remedy of Parent and Merger Sub against us for any loss or damage suffered as a result of the failure of the merger to be consummated under certain circumstances or for a breach or failure to perform under the merger agreement or otherwise.

Parent and Merger Sub are entitled to specific performance of the terms under the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. The Company is entitled to an injunction, specific performance or other equitable remedies to enforce Parent’s obligation to cause DBS to fund the financing at the effective time of the merger but only in the event that (a) all the conditions of Parent and Merger Sub to consummate the merger have been satisfied or waived, (b) the financing has been funded or DBS has confirmed in writing that the financing will be funded at closing and (c) the Company has irrevocably confirmed that, if the financing is funded, it would take such actions that are within its control to cause the consummation of the transactions contemplated by the merger agreement to occur. However, under no circumstances shall the Company be permitted or entitled to both a grant of specific performance that results in completion of the merger and payment of all or any reverse termination fee.

Interests of Certain Persons in the Merger

In considering the recommendation of the special committee and our board of directors with respect to the merger, you should be aware that each member of the buyer group has interests in the transaction that are different from, and/or in addition to, the interests of our stockholders generally.

If the proposed transaction is consummated, our directors and executive officers will receive the following consideration, which includes the values of vested and unvested Company options and RSUs disclosed below:

Name	Number of RSUs Held	RSUs Value (Pre-tax)	Number of Options Held	Options Value (Pre-tax)	Total Cash Amount
Jianquan Li	0	$0	0	$0	$0
Xiuyuan Fang	6,000	$27,000	200,000	$284,000	$311,000
Nianfu Huo	10,000	$45,000	0	$0	$45,000
Wenzhao Liang	0	$0	0	$0	$0
Lawrence Xiaoxia Pan	0	$0	0	$0	$0
Xuedong Wu	0	$0	0	$0	$0

The Company’s board of directors and special committee were aware of such interests and considered them, among other matters, in reaching their decisions to approve the merger agreement and approve the transactions contemplated by the merger agreement, including the merger, and recommend that our stockholders vote in favor of approving the merger agreement and the transactions contemplated by the merger agreement, including the merger.

Interests of Continuing Stockholders in the Merger

As a result of the merger, the rollover holders will indirectly hold 100% of the equity interest of Parent, which will own 100% of the Company immediately following the completion of the merger. Because of their indirect equity ownership in Parent, the rollover holders will enjoy the benefits from any future earnings and growth of the Company after the merger which, if the Company is successfully managed, could exceed the value of their original investments in the Company, including the amount paid by Parent as merger consideration to the Company’s stockholders who are not members of the buyer group in the merger. The rollover holders will also bear the risks of any possible decreases in the future earnings, growth or value of the Company and they will have no certainty of any future opportunity to sell their shares in Parent at an attractive price, or that any dividends paid by Parent will be sufficient to recover their investment.

The merger may provide additional means to enhance stockholder value for the rollover holders, including improved profitability due to the elimination of the expenses associated with public company reporting and compliance, increased flexibility and responsiveness in management of the business to achieve growth and respond to competition without the restrictions of short-term earnings comparisons, and additional means for making liquidity available to them, such as through dividends or other distributions.

Indemnification and Insurance

Pursuant to the merger agreement, Parent and Merger Sub have agreed that:

•	The indemnification, advancement of expenses and limitations on, or exculpation provisions of certain indemnification agreements by and among the Company and its directors, officers or employees as in effect at the effective time of the merger will survive the merger and may not be amended or modified in any manner that would adversely affect the rights of the current or former directors, officers or employees of the Company or any subsidiaries.

•	The articles of incorporation and bylaws of the surviving corporation will contain provisions with respect to indemnification of present and former directors, officers and employees of the Company that are at least as favorable to the directors, officers or employees of the Company as those presently set forth in the Company’s articles of incorporation and bylaws, which provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the Company’s present and former directors, officers or employees, unless required by law.

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•	From and after the effective time of the merger, the surviving corporation will comply with all of the Company’s obligations and will cause its subsidiaries to comply with their respective obligations to indemnify: (a) the current and former directors, officers or employees of the Company or any subsidiaries against liabilities arising out of, relating to or in connection with (i) the fact that such party is or was a director, officer or employee of the Company or such subsidiary, or (ii) any acts or omissions occurring before or at the effective time of the merger to the extent provided under the Company and its subsidiaries’ respective organizational and governing documents or agreements effective on the date of the merger agreement and to the fullest extent permitted by the Cayman Islands Companies Law or any other applicable law; and (b) such persons against all liabilities arising out of acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request or for the benefit of the Company or any of its subsidiaries.

•	The surviving corporation will maintain the Company’s and its subsidiaries’ directors and officers liability insurance for a period of six (6) years after the effective time of the merger on terms with respect to coverage and amount no less favorable than the existing insurance; provided that the surviving corporation will not be required to expend in any one year an amount in excess of 250% of the current annual premium paid by the Company for such insurance. In addition, the Company may purchase a six-year “tail” prepaid policy prior to the effective time of the merger on terms and conditions providing substantially equivalent benefits as the existing directors’ and officers’ liability insurance maintained by the Company.

The Special Committee

On April 1, 2012, our board of directors established a special committee of directors to consider the proposal from Mr. Jianquan Li and to take any actions it deems appropriate to assess the fairness and viability of such proposal. The special committee is composed of independent directors—Mr. Wenzhao Liang, Mr. Lawrence Xiaoxia Pan and Mr. Xuedong Wu. Other than their receipt of board and special committee compensation (which are not contingent upon the completion of the merger or the special committee’s or our board of directors’ recommendation of the merger) and their indemnification and liability insurance rights under the merger agreement, none of the members of the special committee has a financial interest in the merger or any of transactions contemplated thereby and none of them is related to any member of the buyer group. Our board of directors did not place any limitations on the authority of the special committee regarding its investigation and evaluation of the merger.

We have compensated, and will continue to compensate, the members of the special committee in exchange for their service in such capacity at a rate of $10,000 per month in the case of the chairman of the special committee and $7,000 per month in the case of the other members of the special committee.

Company Options and Restricted Stock Units

Pursuant to the merger agreement, upon the terms and subject to the conditions thereof, each Company RSU pursuant to the Company 2010-2011 RSU Plan that is then outstanding, whether vested or unvested, will become fully vested immediately prior to the effective time of the merger, and be treated as a share of Company common stock for all purposes of the merger agreement as of the effective time of the merger. Each (a) Company RSU pursuant to the Company 2011-2013 RSU Plan that is then outstanding, whether vested or unvested and (b) Company RSU and option pursuant to the Company 2012-2013 Incentive Plan that is outstanding but unvested immediately prior to the effective time of the merger, shall be cancelled and converted into the right to receive either one restricted stock unit or one option to purchase one share of Holdco. In addition, each option pursuant to the Company 2012-2013 Incentive Plan that is outstanding and vested immediately prior to the effective time of the merger shall be cancelled and converted into the right to receive cash, at the effective time of the merger, in an amount equal to the total number of shares of Company common stock subject to such option immediately prior to the effective time of the merger multiplied by the amount, if any, by which (x) the merger consideration exceeds (y) the exercise price payable per share issuable under such option.

Position with the Surviving Corporation

After completion of the merger, Mr. Jianquan Li expects to continue to serve as chairman of the board of directors and chief executive officer of the Company, and Ms. Ping Tse does not expect to hold any position with the Company. The directors of the surviving corporation shall consist of directors of Merger Sub as of immediately prior to the completion of the merger, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the surviving corporation’s articles of incorporation and bylaws. After the completion of the merger, Mr. Jianquan Li will be the sole director of the surviving corporation. The officers of the surviving corporation shall consist of the officers of the Company as of immediately prior to the completion of the merger, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the surviving corporation’s articles of incorporation and bylaws. After the completion of the merger, Mr. Jianquan Li will remain the chief executive officer and president of the surviving corporation and Mr. Xiuyuan Fang will remain the chief financial officer, vice president and treasurer of the surviving corporation.

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Relationship between Company and Buyer Group

Mr. Jianquan Li is the sole director and 100% owner of Parent and Merger Sub. As such, Mr. Jianquan Li and his affiliates, including Ms. Ping Tse, will have direct and indirect interests in the Company after the merger. The merger is a going private transaction with Mr. Jianquan Li, the chairman and chief executive officer of the Company, and Ms. Ping Tse, the wife of Mr. Jianquan Li. Mr. Jianquan Li has also been the chairman and chief executive officer of the Company since December 16, 2005. Mr. Jianquan Li received compensation for his services as the chief executive officer of the Company. Mr. Jianquan Li recused himself from the deliberations and the board of directors’ determination with respect to the merger agreement and the merger.

Except as set forth above and elsewhere in this proxy statement, no member of the buyer group nor any of their respective directors, executive officers or other affiliates engaged in any transactions with us or any of our directors, officers or other affiliates that would require disclosure under the rules and regulations of the SEC applicable to this proxy statement.

Dividends

The Company has not paid any cash dividends on its common stock, and does not currently intend to pay cash dividends in the foreseeable future.

Regulatory Matters

The Company does not believe that any material federal, national, provincial, local or state, whether domestic or foreign, regulatory approvals, filings or notices are required in connection with the merger other than the approvals, filings or notices required under the U.S. federal securities laws and the filing of the articles of merger with the Secretary of State of the State of Nevada with respect to the merger.

Fees and Expenses

Fees and expenses incurred or to be incurred by the Company and the buyer group in connection with merger are estimated at the date of this proxy statement to be as follows:

Description	Amount
Financing fees and expenses and related professional fees	$30,900,000
Financial advisory fees and expenses	$600,000
Legal fees and expenses	$1,700,000
Special committee fees	$200,000
Miscellaneous (including printing, proxy solicitation, filing fees, mailing costs, etc.)	$80,000
Total	$33,500,000

These expenses will not reduce the merger consideration to be received by the Company’s stockholders. Except for the right to reimbursement of costs and expenses under certain circumstances, the party incurring any costs and expenses in connection with the merger and the merger agreement will pay such costs and expenses.

Delisting and Deregistration of the Company Common Stock

If the merger is completed, the Company common stock will be delisted from the NASDAQ Global Market and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC.

Litigation Relating to the Merger

In April 2012, the Company and certain directors of the Company were named as defendants in three putative class action complaints filed in the District Court by stockholders of the Company in connection with the proposed merger. The cases are captioned Vitie Rakauskas v. Jianquan Li et al., Case No. A-12-659777; Edouard Bazior v. JianQuan Li et al., Case No. A-12-659967; and Estate of William Weiss v. Winner Medical Group et al., Case No. A-12-660903. On June 25, 2012, the cases were consolidated under the caption In re Winner Medical Group, Inc. Stockholder Litigation, Case No. A-12-659777. Also on that date, plaintiffs Vitie Rakausak, Eduouard Bazior and the Estate of William Weiss were named Co-Lead Plaintiffs for the putative class, and the law firms Berman DeValerio, Levi Korsinski LLP, and Rigrodsky & Long P.A. were named Co-Lead Counsel for the putative class. On August 9, 2012, Co-Lead Plaintiffs served a Consolidated Class Action Complaint. The Consolidated Class Action Complaint alleges that the members of the board of directors breached their fiduciary duties to the Company’s stockholders by, among other things, failing to maximize stockholder value and obtain the best financial and other terms and act in the best interest of the Company’s stockholders. On October 12, 2012, Co-Lead Plaintiffs filed an Amended Consolidated Class Action Complaint, alleging that the Preliminary Proxy Statement does not disclose certain allegedly material information. Co-Lead Plaintiffs seek, among other things, to enjoin the defendants from completing the proposed merger, rescission or rescissory damages in the event the merger is consummated, an accounting of the damages sustained from the alleged misconduct, and attorneys’ fees and costs.

The Company and the board of directors believe that the plaintiffs' claims are without merit and intend to defend against them vigorously.

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One of the conditions to the closing of the merger is that no order by a court or other governmental entity shall be in effect that prohibits the consummation of the merger or that makes the consummation of the merger illegal. As such, if the plaintiffs are successful in obtaining an injunction prohibiting the defendants from completing the merger on the agreed-upon terms, then such injunction may prevent the merger from becoming effective, or from becoming effective within the expected timeframe.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting to be held on                     , 2012, starting at 10:00 a.m. Shenzhen time, at Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, People’s Republic of China, or at any postponement or adjournment thereof. At the special meeting, holders of Company common stock will be asked to vote upon the proposal to approve the merger agreement, and to approve the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

The merger is subject to the approval of the merger agreement by an affirmative vote of stockholders of both (i) a majority of the outstanding shares of the Company common stock and (ii) a majority of the outstanding shares of the Company common stock not owned by the buyer group, voting in person or by proxy at a special meeting of stockholders of the Company. If our stockholders fail to approve the merger agreement, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully in its entirety.

Record Date and Quorum

We have fixed the close of business on                    , 2012 as the record date for the special meeting, and only holders of record of Company common stock on the record date are entitled to vote at the special meeting. You are entitled to receive notice of, and to vote at, the special meeting if you owned shares of Company common stock at the close of business on the record date. On the record date, there were 24,626,872 shares of Company common stock outstanding and entitled to vote. Each share of Company common stock entitles its holder to one vote on all matters properly coming before the special meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of Company common stock outstanding and entitled to vote on the record date is necessary to constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes are included in determining the number of shares present or represented at the special meeting for purposes of determining whether a quorum exists. Once a share of Company common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned.

Attendance

Stockholders may vote by attending the special meeting and voting in person. In order to attend the special meeting in person, arrive on time at the address listed above with your proxy card and a form of valid photo identification. To obtain directions to attend the special meeting, call           at         . If you are a beneficial owner of shares held in street name and you want to vote in person at the special meeting, you must contact the bank, brokerage firm or other nominee that holds your shares in their name prior to the meeting and obtain from them a valid proxy issued by them in your name giving you the right to vote the shares registered in their name. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting.

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Vote Required

Approval of the merger agreement requires the affirmative vote of both (i) a majority of the outstanding shares of the Company common stock and (ii) a majority of the outstanding shares of the Company common stock not owned by the buyer group. For the proposal to approve the merger agreement , you may vote “FOR,” “AGAINST” or “ABSTAIN”. Abstentions will not be counted as votes cast in favor of the proposal to approve the merger agreement, but will count for the purpose of determining whether a quorum is present. If you fail to submit a proxy or to vote in person at the special meeting, or abstain, it will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

If your shares of Company common stock are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares of Company common stock, the “stockholder of record.” This proxy statement and proxy card have been sent directly to you by the Company.

If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares of Company common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Company common stock, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following their instructions for voting.

Under the rules of NASDAQ Global Market, banks, brokerage firms or other nominees who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the proposal to approve the merger agreement, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-routine matters, which we refer to generally as broker non-votes. These broker non-votes will be counted for purposes of determining a quorum, and will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement. Broker non-votes will have no effect on the outcome of the proposal to adjourn or postpone the special meeting.

The proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement will be approved if more holders of the shares of the Company common stock present in person or by proxy and entitled to vote on the proposal vote in favor of the proposal than against the proposal. For the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN”. For purposes of this proposal, if you have given a proxy and abstained on this proposal, such abstention will have no effect on the outcome of this proposal. If there are broker non-votes on the issue, such broker non-votes will have no effect on the outcome of this proposal.

If you are a stockholder of record, you may submit your proxy or vote your shares of Company common stock on matters presented at the special meeting in any of the following ways:

By Telephone: You may submit your proxy by calling the toll-free telephone number indicated on your proxy card. Please follow the voice prompts that allow you to submit your proxy and confirm that your instructions have been properly recorded.

Via the Internet: You may submit your proxy by logging on to the website indicated on your proxy card. Please follow the website prompts that allow you to submit your proxy and confirm that your instructions have been properly recorded.

By Mail: You may submit your proxy by completing, signing and returning the proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares of Company common stock according to your directions. If you sign and return your proxy card without specifying choices, your shares of Company common stock will be voted by the persons named in the proxy in accordance with the recommendations of the Company’s board of directors as set forth in this proxy statement.

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Vote at the Meeting: You may cast your vote in person at the special meeting. Written ballots will be passed out to stockholders or legal proxies who want to vote in person at the meeting.

If you are a beneficial owner, you will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of Company common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted.

Please note that if you are a beneficial owner of shares held in street name and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee.

Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting your proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be filed with our investment relationship manager, Ms. Huixuan (Fiona) Chen, by the time the special meeting begins. Please do not send in your stock certificates with your proxy card. When the merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the merger consideration in exchange for your stock certificates.

If you submit your proxy, regardless of the method you choose, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, or your proxies, will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Company common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares of Company common stock represented by your properly signed proxy will be voted “FOR” the proposal to approve the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

If you have any questions or need assistance voting your shares, please call       at      .

IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES OF COMPANY COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

As of                    , 2012, the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate,                            shares of Company common stock (excluding shares issuable upon the exercise of options and restricted stock units as of such date.), representing           % of the outstanding shares of Company common stock on the record date. The directors and executive officers have informed the Company that they currently intend to vote all of their shares of Company common stock “FOR” the proposal to approve the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting in order to take such actions as our board of directors determines are necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

As of the record date, the buyer group owns 18,024,134 shares of Company common stock. These represent approximately 73.2% of the total outstanding shares of Company common stock. Based on the number of shares of Company common stock expected to be outstanding on the record date, more than 50% of the remaining 6,602,738 shares of Company common stock (representing approximately 26.8% of the total outstanding shares of Company common stock), namely, at least 3,301,370 shares of Company common stock (representing at least 13.4% of the total outstanding shares of Company common stock) owned by the stockholders other than members of the buyer group must be voted in favor of the proposal to approve the merger agreement for it to be approved.

Proxies and Revocation

Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet, or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person at the special meeting. If your shares of Company common stock are held in “street name” by your bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your shares of Company common stock using the instructions provided by your bank, brokerage firm or other nominee. If you fail to submit a proxy or vote in person at the special meeting, or abstain, or do not provide your bank, brokerage firm or other nominee with voting instructions, as applicable, your shares of Company common stock will not be voted on the proposal to approve the merger agreement, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

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If you are a stockholder of record, you have the right to revoke a proxy (whether delivered over the Internet, by telephone or by mail) at any time before it is voted at the special meeting by:

•	submitting a new proxy by telephone or via the Internet after the date of the earlier voted proxy;

•	signing another proxy card with a later date and returning it to us prior to the special meeting; or

•	attending the special meeting and voting in person.

Any such new or later-dated proxy should be delivered (over the Internet, by facsimile over the telephone or by mail) to Ms. Huixuan (Fiona) Chen, our investor relations manager. If delivered by Internet, please email investors@winnermedical.com. If sent by mail or facsimile, please send it to Winner Medical Group Inc., Winner Industrial Park, Bulong Road, Longhua, Shenzhen, 518109, China, Attn: Huixuan (Fiona) Chen, Investor Relations Manager or via facsimile to (86) 755-2813-4588. Any such new or later-dated proxies must be received by the Company prior to the special meeting. Receipt by the Company of such new or later-dated proxy prior to the special meeting is, in itself, sufficient to revoke a prior proxy by that stockholder. If you hold your shares in street name, you may submit new voting instructions by contacting your bank, brokerage firm or other nominee. You may also vote in person at the special meeting if you obtain a legal proxy from your bank, brokerage firm or other nominee.

Adjournments

Although it is not currently expected, the special meeting may be adjourned, including for the purpose of soliciting additional proxies, if there are insufficient votes at the time of the special meeting to approve the merger agreement, or if a quorum is not present at the special meeting. Other than an announcement to be made at the special meeting of the time, date and place of an adjourned meeting, an adjournment generally may be made without notice. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

Anticipated Date of Completion of the Merger

We are working towards completing the merger as soon as possible. If the merger agreement is approved at the special meeting, then, assuming timely satisfaction of the other necessary closing conditions, we anticipate that the merger will be completed before the end of the first quarter of fiscal year 2013.

Payment of Solicitation Expenses

The Company may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares of Company common stock for their expenses in forwarding soliciting materials to beneficial owners of Company common stock and in obtaining voting instructions from those owners.

Questions and Additional Information

If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call       at      .

THE AGREEMENT AND PLAN OF MERGER

This section of the proxy statement describes the material terms of the merger agreement but does not purport to describe all of the terms of the merger agreement. We urge you to read the full text of the merger agreement because it is the legal document that governs the merger. This description of the merger agreement has been included to provide you with information regarding its terms.

Structure and Completion of the Merger

The merger agreement provides for the merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, of the merger agreement. Merger Sub is a Nevada company formed solely for purposes of the merger. Parent is a Cayman Islands company beneficially owned by Mr. Jianquan Li, our chairman and chief executive officer. If the merger is completed, the Company will cease to be a publicly traded company. The closing will occur on the second business day immediately after all of the closing conditions have been satisfied or waived. At the closing, Merger Sub and the Company will file articles of merger with respect to the merger with the Secretary of State of the State of Nevada. The merger will become effective upon such filing or on such other date as Parent and the Company shall agree in writing that shall be specified in the articles of merger.

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We currently expect the merger to be completed before December 31, 2012, subject to all conditions to the merger having been satisfied or waived. We cannot assure you that all conditions to the merger will be satisfied or waived by then or at all. We are working to complete the merger as quickly as possible.

Articles of Incorporation and Bylaws of the Surviving Corporation; Directors and Officers of the Surviving Corporation

Upon completion of the merger, the articles of incorporation and bylaws of Merger Sub, as in effect at the effective time of the merger, will be the articles of incorporation and bylaws of the surviving corporation (except that at the effective time of the merger, they should be amended to reflect that the name of the surviving corporation is “Winner Medical Group Inc.”). The directors of Merger Sub immediately prior to the effective time of the merger will become the directors of the surviving corporation and the officers of the Company immediately prior to the effective time of the merger will remain the officers of the surviving corporation.

Treatment of Common Stock, Options and Restricted Stock Units

Each Company RSU pursuant to the Company 2010-2011 RSU Plan that is outstanding immediately prior to the effective time of the merger, whether vested or unvested, shall become fully vested immediately prior to the effective time of the merger, and each such Company RSU shall be treated as a share of Company common stock for all purposes of the merger agreement as of the effective time of the merger.

Each Company RSU pursuant to the Company 2011-2013 RSU Plan, whether vested or unvested, shall be cancelled and converted into the right to receive one restricted stock unit of Holdco at the effective time of the merger.

Each option to purchase Company common stock pursuant to the Company 2012-2013 Incentive Plan that is outstanding and vested immediately prior to the effective time of the merger shall be cancelled and converted into the right to receive cash, at the effective time of the merger, in an amount equal to the total number of shares of Company common stock subject to each option immediately prior to the effective time of the merger multiplied by the amount, if any, by which $4.50 exceeds the exercise price payable per share issuable under such option. Each of the options to purchase the Company common stock and the Company RSU pursuant to the Company 2012-2013 Incentive Plan that is outstanding and unvested immediately prior to the effective time of the merger shall be cancelled and converted into the right to receive, as applicable, either one option to purchase one ordinary share of Holdco or one restricted stock unit of Holdco, at the effective time of the merger.

The Company 2010-2011 RSU Plan shall terminate, and the Company 2011-2013 RSU Plan and the Company 2012-2013 Incentive Plan shall be assumed by Holdco, as of the effective time of the merger.

 Exchange Procedures

At or prior to the effective time of the merger, Parent will deposit, or cause to be deposited, with the paying agent for the benefit of the holders of the shares of Company common stock, an amount in cash sufficient for the paying agent to make payments under the merger agreement. Promptly after the effective time (but in no event later than five business days following the effective time of the merger), the paying agent will mail to each holder of record of shares of Company common stock (other than holders of the Excluded Shares) (a) a letter of transmittal specifying how the delivery of the merger consideration to holders of record of shares of Company common stock will be effected and (b) instructions for effecting the surrender of share certificates in exchange for the applicable merger consideration. Upon surrender of a share certificate, or receipt of an “agent’s message” by the paying agent in the case of shares held in book-entry form, each record holder of such share certificates will receive an amount equal to (i) the number of shares multiplied by (ii) the per share merger consideration.

Representations and Warranties

The merger agreement contains representations and warranties made by the Company to Parent and Merger Sub and representations and warranties made by Parent and Merger Sub to the Company, in each case, as of specific dates. The statements embodied in those representations and warranties were made for purposes of the merger agreement and are subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the merger agreement. In addition, some of those representations and warranties may be subject to a contractual standard of materiality different from that generally applicable to stockholders, may have been made for the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise and allocating risk between the parties to the merger agreement rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

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The representations and warranties made by the Company to Parent and Merger Sub include representations and warranties relating to, among other things:

•	due organization, existence, good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) and authority to carry on the Company’s businesses;

•	the Company’s corporate power and authority to execute and deliver, to perform its obligations under and to consummate the transactions under the merger agreement, and the enforceability of the merger agreement against the Company;

•	the declaration of advisability of the merger agreement and the merger by the special committee and by the board of directors of the Company, and the approval of the merger agreement and the merger by the board of directors of the Company;

•	the absence of violations of, default under, or material breach of, the governing documents of the Company and its subsidiaries, applicable law regarding the Company and its subsidiaries and certain agreements of the Company and its subsidiaries as a result of the Company entering into and performing under the merger agreement and consummating the transactions contemplated by the merger agreement;

•	the Company’s capitalization and the absence of encumbrances on the Company’s ownership of the equity interests of its subsidiaries;

•	governmental consents and approvals;

•	the required vote of the Company’s stockholders to approve the merger agreement;

•	the Company’s SEC filings since January 1, 2010 and the financial statements included therein;

•	the absence of a Company “Material Adverse Effect” (as defined below) and the absence of certain other changes or events from September 30, 2011 to July 24, 2012;

•	the absence of certain undisclosed liabilities;

•	the absence of legal proceedings and governmental orders against the Company or its subsidiaries;

•	compliance with applicable laws, licenses and permits;

•	title to assets;

•	intellectual property;

•	insurance matters;

•	material contracts and the absence of any default under, or termination of, any material contract;

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•	the absence of certain transactions with the Company’s affiliates and employees;

•	the Company’s disclosure controls and procedures and internal control over financial reporting;

•	the accuracy of the information provided by the Company for inclusion in the Schedule 13E-3 and this proxy statement;

•	the receipt of an opinion from William Blair;

•	tax matters;

•	environmental matters;

•	the absence of foreign corrupt practices;

•	the absence of sanctions;

•	the inapplicability of Nevada anti-takeover statutes to the merger;

•	the absence of any undisclosed broker’s or finder’s fees; and

•	acknowledgement as to the absence of any other representations and warranties made by the Company to Parent and Merger Sub.

The representations and warranties of the Company are made subject to any matters with respect to which Mr. Jianquan Li has actual knowledge.

Many of the representations and warranties in the merger agreement made by the Company are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the merger agreement, a “Material Adverse Effect” means any circumstance, event, change, effect or development that has had or would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the financial condition, results of operations, assets, liabilities, properties or business of the Company and its subsidiaries taken as a whole; provided, however, that a Material Adverse Effect shall not be deemed to include circumstances, events, changes, effects or developments arising out of, relating to or resulting from the following:

(i)	changes or modifications in GAAP or regulatory accounting requirements or changes in applicable law (or interpretations thereof) applicable to the Company and its subsidiaries;

(ii)	changes, effects or circumstances in the industries or markets in which the Company or any of its subsidiaries operates;

(iii)	changes in general business, economic, political or financial market conditions;

(iv)	changes in the financial, credit or securities markets in the United States, the PRC or any other country or region in the world, including changes in interest rates, credit availability, currency controls, foreign exchange rates and sovereign credit ratings;

(v)	the public disclosure of the merger agreement or the transactions contemplated thereby or the consummation of the transactions contemplated thereby, including, without limitation, any stockholder litigation relating to the merger agreement;

(vi)	the identity of, or any fact or circumstance relating to, Parent or Merger Sub or any of their respective “controlling person” (as such term is defined under Rule 405 under the Securities Act);

(vii)	any change in the price of the Company common stock or trading volume as quoted on NASDAQ ;

(viii)	any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, acts of God, natural disasters, epidemics or similar force majeure events;

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(ix)	actions or omissions taken with the prior written consent or at the written request of the other parties to the merger agreement or expressly required or permitted by the merger agreement;

(x)	failure by the Company or any of its subsidiaries to meet any internal or industry estimates, expectations, forecasts, projections or budgets for any period;

(xi)	change or prospective change in the Company’s credit ratings;

(xii)	change resulting or arising from the identity of, or any facts or circumstances relating to, Parent, Merger Sub or any of their respective Affiliates; or

(xiii)	any loss of, or change in, the relationship of the Company or any of its subsidiaries, contractual or otherwise, with its brokers, customers, suppliers, vendors, lenders, employees, investors, or joint venture partners arising out of the execution, delivery or performance of the merger agreement, the consummation of the transactions contemplated thereby or the announcement of any of the foregoing.

The representations and warranties made by Parent and Merger Sub to the Company include representations and warranties relating to, among other things:

•	their due organization, existence and good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) ;

•	capitalization of Parent and ownership of Parent;

•	operation and ownership of Merger Sub;

•	their corporate power and authority to execute, deliver and perform their obligations under and to consummate the transactions contemplated by the merger agreement, and the enforceability of the merger agreement against them;

•	the absence of violations of, default under, or material breach of, the governing documents of Parent or Merger Sub, applicable law regarding Parent or Merger Sub and certain agreements of Parent or Merger Sub as a result of Parent or Merger Sub entering into and performing under the merger agreement and consummating the transactions contemplated by the merger agreement;

•	governmental consents and approvals;

•	the absence of legal proceedings and governmental orders against Parent and Merger Sub;

•	the accuracy of the information provided by Parent or Merger Sub for inclusion in the Schedule 13E-3 and this proxy statement;

•	sufficiency of funds in the financing contemplated by the debt commitment letter and contribution agreement to consummate the transactions contemplated by the merger agreement, including the merger, and to pay all reasonable related fees and expenses, including legal, accounting, and advisory fees and expenses;

•	the delivery of the debt commitment letter and the contribution agreement and the absence of any default thereunder;

•	the absence of contingencies related to the funding of the financing other than as set forth in the debt commitment letter;

•	the absence of any side letters or other arrangements related to the funding or investment other than as set forth in the debt commitment letter and contribution agreement;

•	the absence of any undisclosed broker’s or finder’s fees;

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•	the absence of undisclosed shares and other securities of, any other rights to acquire the shares and other securities of, or any other economic interest in, the Company, beneficially owned by Parent, Merger Sub or any member of the buyer group;

•	the absence of any side letters or other oral or written contract relating to the merger between two or more of Parent, Merger Sub and Guarantor or any of their respective affiliates;

•	the absence of amendment or modification to the contribution agreement or the voting agreement;

•	solvency of Parent and the surviving corporation immediately following completion of the merger;

•	the inapplicability of Nevada anti-takeover statutes to the merger;

•	independent investigation conducted by Parent and Merger Sub and non-reliance on the Company’s estimates; and

•	acknowledgement as to the absence of any other representations and warranties made by Parent and Merger Sub to the Company.

Conduct of Business Prior to Closing

Under the merger agreement, the Company has agreed that, subject to certain exceptions in the merger agreement, from the date of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, the Company and its subsidiaries will conduct its business in the ordinary course consistent with past practice in all material respects and use reasonable best efforts to maintain and preserve substantially intact its business organization and present business relationships with key customers and suppliers and keep available the services of current key officers and employees.

Subject to certain exceptions set forth in the merger agreement, unless Parent consents in writing (which consent cannot be unreasonably conditioned, withheld or delayed), the Company will not and will not permit any of its subsidiaries to, among other things:

•	issue, sell, pledge, dispose, encumber, grant, or authorize any shares of Company common stock or any other capital stock of the Company or its subsidiaries;

•	make or declare any dividend or adjust, split, combine, redeem, reclassify, repurchase or otherwise acquire any Company shares subject to certain exceptions;

•	sell, transfer, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, business or properties in excess of $5 million other than in the ordinary course of business;

•	acquire (including by merger, consolidation or acquisition of stock or assets) all or any portion of the assets, business, deposits or properties of any other entity in excess of $5 million other than in the ordinary course of business;

•	amend or otherwise change the governing documents of the Company or any of the subsidiaries of the Company;

•	implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or applicable regulatory accounting requirements or as a result of a change in law;

•	grant any material increases in the compensation of any of its or its subsidiaries' directors or executive officers;

•	except for limited exceptions, (i) grant any severance or termination payments or benefits to any director or officer of the Company or any of its subsidiaries; (ii) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any benefit or compensation plan of the Company, to the extent not already required in any such benefit or compensation plan; (iii) establish, amend or terminate any benefit or compensation plan of the Company (except as required by law); (iv) enter into any new employment or compensatory agreements; or (v) issue or grant any options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Company common stock;

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•	incur or guarantee any long-term indebtedness for borrowed money;

•	enter into, terminate, modify or amend any material contracts that calls for annual aggregate payments of $5 million or more with a term longer than one year which cannot be terminated without material penalty upon notice of ninety days or less, other than in the ordinary course of business; or

•	authorize or agree to take any of the actions prohibited by the foregoing.

During the period from the date of the effective time or termination of the merger agreement, Parent shall not, and shall not permit any of its subsidiaries to, without the written consent of special committee (on behalf of the Company, which consent shall not be unreasonably conditioned, withheld or delayed), take, or agree to take, any action that would reasonably be expected to (a) adversely affect or materially hinder or delay the ability of Parent or Merger Sub to obtain any requisite regulatory approvals or to perform its covenants and agreements under the merger agreement or (b) result in any of the conditions to effect the merger becoming incapable of being satisfied or (c) otherwise, individually or in the aggregate, prevents or materially impedes, interferes with, hinders or delays the consummation by Parent or Merger Sub of the transactions contemplated by the merger agreement on a timely basis, including the merger (including financing of the merger).

However, the Company shall not be deemed to be in breach of any covenant if the alleged breach is the proximate result of actions or inactions taken by the Company at the direction of Mr. Jianquan Li without the approval of the board of directors of the Company (acting with the consent of the special committee) or the special committee.

Financing

As of the date of the merger agreement, Parent has delivered to the Company (a) a copy of the executed debt commitment letter from DBS pursuant to which DBS has committed to provide debt financing to Parent in the aggregate amount set forth therein, subject to the terms and conditions therein, and (b) a copy of the executed contribution agreement pursuant to which Mr. Jianquan Li and Ms. Ping Tse will contribute to Parent an aggregate amount of 18,024,134 shares of Company common stock beneficially owned by them in exchange for shares of Holdco.

Parent and Merger Sub will use their reasonable best efforts to obtain the financing for the merger on the terms and conditions described in the debt commitment letter, and will not permit any amendment, replacement, supplement or other modification to or waiver of any provision under, the debt commitment letter without the prior written consent of the special committee (on behalf of the Company) and in no event shall such amendment, replacement, supplement or other modification or waiver (a) reduce the aggregate amount of the financing, together with the Company cash, below the amount required to consummate the merger, (b) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the financing, (c) prevent or materially delay the consummation of the transactions contemplated by the merger agreement or (d) adversely impact the ability of Parent, Merger Sub or the Company, as applicable, to enforce its rights against other parties to the debt commitment letter.

Parent and Merger Sub will use their commercially reasonable efforts to:

•	cause DBS to fund the financing required to consummate the transactions contemplated under the merger agreement, including the merger, in accordance with the terms of the merger agreement (including taking enforcement actions to cause such persons to provide such financing);

•	negotiate and enter into definitive agreements with respect to the debt financing on the terms and conditions contained in the debt commitment letter (or on terms reasonably acceptable to Parent and not in violation of the merger agreement);

•	satisfy on a timely basis all conditions in the debt commitment letter that are within its control;

•	consummate the financing in an amount, together with available Company cash, that is sufficient to fund the merger consideration at or prior to the effective time of the merger; and

•	enforce its rights under the debt commitment letter.

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In the event that any portion of the debt financing becomes unavailable, Parent shall promptly notify the Company and use its commercially reasonable efforts to arrange to obtain alternative financing from the same or alternative sources on terms not materially less beneficial to Parent and Merger Sub (as determined in the reasonable judgment of Parent), as promptly as practicable following the occurrence of such event. Parent shall keep the Company informed on a reasonably current basis in reasonable detail of the status of its efforts to arrange the alternative financing.

Parent shall promptly notify the Company of any material breach or default of which Parent or Merger Sub has become aware by any party to the debt commitment letter or any written notice, proposal or other communication by any financing party named in a debt commitment letter to withdraw, repudiate or terminate the debt commitment letter.

Parent shall use its reasonable best efforts to consummate the transactions contemplated by the contribution agreement immediately prior to the closing and shall not agree to any amendment or modification to be made to, or any waiver of any provision or remedy under, the contribution agreement that would reasonably be expected to (in the special committee’s good faith judgment) prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

The obtaining of the financing and the equity rollover contribution, or any alternative financing, is not a condition to the consummation of the merger.

Alternative Transaction Proposals

From the date of the merger agreement until 11:59 p.m. New York time on September 2, 2012, the Company and its subsidiaries and their respective representatives are permitted to:

•	initiate, solicit and encourage any alternative transaction proposal (as defined below under “The Agreement and Plan of Merger—Alternative Transaction Proposals”) from third parties, including by providing third parties access to information pursuant to confidentiality agreements containing terms at least as restrictive with respect to such third parties as the confidentiality terms contained in the merger agreement (provided that the Company shall promptly provide any material non-public information concerning the Company or its subsidiaries to Parent if not previously provided to Parent); and

•	enter into and maintain discussions or negotiations with any person with respect to any alternative transaction proposal, or otherwise cooperate with, assist or participate in, facilitate or take any action in connection with such inquiries, proposals, discussions or negotiations.

From and after 12:00 a.m. New York time on September 3, 2012, the Company shall immediately cease any discussions with any person (other than Parent and any excluded party as defined below) that are ongoing with respect to any alternative transaction proposal except as described in the following paragraph. From and after 12:00 a.m. New York time on September 3, 2012 until the effective time of the merger or, if earlier, the termination of the merger agreement, neither the Company nor its subsidiaries nor any officer or director of the Company or any of its subsidiaries will, directly or indirectly:

•	solicit, initiate, knowingly encourage or knowingly induce an alternative transaction proposal;

•	provide any material non-public information concerning the Company or its subsidiaries to any person in connection with an alternative transaction proposal; or

•	engage in any discussions or negotiations with any third party concerning an alternative transaction proposal.

In this proxy statement, we refer to any person that, prior to 11:59 p.m. New York time on September 2, 2012, has made a bona fide alternative transaction proposal that the board of directors of the Company and the special committee determine in good faith (after consultation with their outside financial and legal advisors) constitutes, or would reasonably be expected to result in a superior proposal, as an “excluded party.”

From and after 12:00 a.m. New York time on September 3, 2012 until obtaining the required stockholders’ approval of the merger agreement, the Company may:

(a)	after its receipt of an alternative transaction proposal from any person, contact such person who made such proposal to clarify and understand the terms and conditions of such alternative transaction proposal so as to determine whether such alternative transaction proposal constitutes, or could reasonably be expected to result in, a superior proposal;

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(b)	furnish information in response to a request by any person who has made such alternative transaction proposal pursuant to a customary confidentiality agreement; or

(c)	engage in any discussions or negotiations with any person who has made such an alternative transaction proposal.

In each such case referred to in (b) or (c) above, the board of directors of the Company must have determined in good faith (after consultation with its outside financial advisor and legal counsel) that such alternative transaction proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal.

From and after 12:00 a.m. New York time on September 3, 2012, the Company shall promptly advise Parent within 36 hours, orally or in writing, of any alternative transaction proposal, any initial request for non-public information and any initial request for discussions or negotiations related to an alternative transaction proposal. In connection with such notice, the Company must also provide the material terms and conditions and the identity of the third party making the takeover proposal or request. The Company must also keep Parent informed in all material respects of the status and details of such alternative transaction proposal or request.

Except as described in the following paragraph, the board of directors of the Company may not: (a) withdraw or propose publicly to withdraw the board of directors’ recommendation with respect to the merger; or (b) adopt, approve or recommend, or allow the Company or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement constituting or related to, or that would reasonably be expected to result in, any alternative transaction proposal (such action is referred to herein as a “change of recommendation”).

However, prior to obtaining the required stockholders’ approval of the merger agreement, if (a) the board of directors of the Company (acting upon the recommendation of the special committee) has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, it may make a change of recommendation and terminate the merger agreement; and (b) authorize the Company to terminate the merger agreement in order to enter into a definitive agreement with respect to such alternative transaction proposal determined in good faith to constitute a superior proposal; provided, however, that prior to taking such action:

•	the Company has given Parent at least five business days’ prior written notice of its intention to take such action and a description of the reasons for taking such action;

•	with respect to any alternative transaction proposal received from and after 12:00 a.m. New York time on September 3, 2012, the Company has negotiated in good faith with Parent during such notice period (to the extent Parent and Merger Sub desire to negotiate), to enable Parent to revise the terms of the merger agreement in such a manner that would obviate the need for taking such action; and

•	following the end of such notice period, the board of directors of the Company (acting upon recommendation of the special committee) shall have determined in good faith, taking into account any revisions to the merger agreement proposed in writing by Parent and Merger Sub, that the acquisition proposal continues to constitute a superior proposal.

In this proxy statement, we refer to any proposal or offer made by any Person (other than Parent, Merger Sub or any affiliate thereof) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (A) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of fifteen percent (15%) or more of any class of equity securities of the Company pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, tender offer, exchange offer or similar transaction or (B) any one or more assets or businesses of the Company and its subsidiaries that constitute fifteen percent or more of the revenues or assets of the Company and its subsidiaries, taken as a whole, as an “alternative transaction proposal.”

In this proxy statement, we refer to a written alternative transaction proposal (provided that for purposes of this definition, references to "fifteen percent" in the definition of alternative transaction proposal shall be deemed to be references to "fifty percent") on terms which the Company board and special committee determines in good faith (after consultation with the Company's outside legal and financial advisors) to be more favorable to the Company's stockholders from a financial point of view than the terms of the merger agreement (taking into account such factors as the Company board deems appropriate, including any changes to the terms of the merger agreement proposed by Parent in response to such offer or otherwise) and to be reasonably capable of being consummated on the terms proposed, as a “superior proposal.”

Please see “Special Factors—Background of the merger” beginning on page 20 for additional information regarding the result of the “go-shop” process.

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Stockholders’ Meeting

Unless the merger agreement is terminated, the Company shall duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable after the SEC confirms that it has no further comments on this proxy statement and the Schedule 13E-3 for the purpose of obtaining the stockholders’ approval required by the merger agreement. Subject to the provisions of the merger agreement discussed above under “The Agreement and Plan of Merger—Alternative Transaction Proposal” , the Company shall include in the proxy statement the Company board recommendation that the Company's stockholders approve the merger agreement and use its reasonable best efforts to obtain the stockholders’ approval.

The rollover holders have agreed to vote all of their shares in favor of the proposal to approve the merger agreement at the special meeting.

Indemnification; Directors’ and Officers’ Insurance

Pursuant to the merger agreement, Parent and Merger Sub have agreed that:

•	The indemnification, advancement of expenses and limitations on, or exculpation provisions of certain indemnification agreements by and among the Company and its directors, officers or employees, as in effect at the effective time of the merger will survive the merger and may not be amended or modified in any manner that would adversely affect the rights of the current or former directors, officers or employees of the Company or any subsidiaries.

•	The articles of incorporation and bylaws of the surviving corporation will contain provisions with respect to indemnification of present and former directors, officers and employees of the Company that are at least as favorable to the directors, officers or employees of the Company as those presently set forth in the Company’s articles of incorporation and bylaws, which provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the Company’s present and former directors, officers or employees, unless required by law.

•	From and after the effective time of the merger, the surviving corporation will comply with all of the Company’s obligations and will cause its subsidiaries to comply with their respective obligations to indemnify (a) the current and former directors, officers or employees of the Company or any subsidiaries against liabilities arising out of, relating to or in connection with (i) the fact that such party is or was a director, officer or employee of the Company or such subsidiary, or (ii) any acts or omissions occurring before or at the effective time of the merger to the extent provided under the Company and its subsidiaries’ respective organizational and governing documents or agreements effective on the date of the merger agreement and to the fullest extent permitted by the Cayman Islands Companies Law or any other applicable law; and (b) such persons against all liabilities arising out of acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request or for the benefit of the Company or any of its subsidiaries.

•	The surviving corporation will maintain the Company’s and its subsidiaries’ directors and officers liability insurance for a period of six years after the effective time on terms with respect to coverage and amount no less favorable than the existing insurance; provided that the surviving corporation will not be required to expend in any one year an amount in excess of 250% of the current annual premium paid by the Company for such insurance. In addition, the Company may purchase a six-year “tail” prepaid policy prior to the effective time of the merger on terms and conditions providing substantially equivalent benefits as the existing directors’ and officers’ liability insurance maintained by the Company.

Actions Taken at the Direction of Rollover Holders

The Company will not be deemed to be in breach of any representation, warranty, covenant or agreement under the merger agreement if the alleged breach is the proximate result of action or inaction taken by the Company at the direction of any director or officer of the Company that is a rollover holder without the approval or direction of the board of directors or the special committee of the Company.

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Other Covenants

The merger agreement contains additional agreements between the Company and Parent and/or Merger Sub relating to, among other things:

•	the filing of this proxy statement and the Rule 13e-3 transaction statement on Schedule 13E-3 with the SEC (and cooperation in response to any comments from the SEC with respect to either statement);

•	access by Parent’s officers and other authorized representatives to the Company’s properties, books, contracts, commitments, analyses, projections, plans and records between the date of the merger agreement and the effective time of the merger (subject to all applicable legal or contractual obligations and restrictions);

•	delisting and deregistration of the shares of Company common stock;

•	notification of certain events;

•	matters relating to takeover statutes;

•	resignation of the Company’s directors;

•	participation in litigation relating to the merger; and

•	coordination of press releases and other public announcements or filings relating to the merger.

Conditions to the Merger

The completion of the transactions contemplated by the merger agreement is subject to the satisfaction of the following conditions:

•	the merger agreement being approved by the stockholders at the special meeting; and

•	no order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the merger or any of the other transactions contemplated by the merger agreement shall be in effect.

The obligations of Parent and Merger Sub to consummate the merger are also subject to the satisfaction, or waiver by Parent, of the following conditions:

•	the representations and warranties of the Company in the merger agreement being true and correct as of the date of the merger agreement and as of the closing date, subject to a material adverse effect exception;

•	the Company having performed or complied in all material respects with all covenants and agreements required to be performed or complied with by it under the merger agreement at or prior to the closing date;

•	the Company having delivered to Parent a certificate, dated the closing date, signed by an executive officer of the Company, certifying as to the fulfillment of the conditions above; and

•	since the date of the merger agreement, there having been no effect, change, event or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect, and Parent and Merger Sub shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to such effect.

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The obligations of the Company to consummate the merger are subject to the satisfaction, or waiver by the Company, of the following conditions:

•	the representations and warranties of Parent and Merger Sub in the merger agreement being true and correct in all material respects as of the date of the merger agreement and as of the closing date, subject to a materiality exception;

•	each of Parent and Merger Sub having performed or complied in all material respects with all covenants and agreements required to be performed or complied with by it under the merger agreement prior to or at the time of closing; and

•	each of Parent and Merger Sub having delivered to the Company a certificate, dated the closing date, signed by a designated director of Parent and a designated director of Merger Sub, certifying as to the fulfillment of the conditions above.

Termination of the Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after stockholders’ approval has been obtained:

•	by mutual written consent of the Company (acting upon the recommendation of the special committee) and Parent;

•	by either Parent or the Company, if:

o	any governmental entity of competent jurisdiction shall have issued a final order, injunction or decree permanently having the effect of enjoining or otherwise prohibiting or making illegal the consummation of the merger; provided, that this termination right is not available to a party whose failure to fulfill any obligation under the merger agreement has been the primary cause of, primarily resulted in or materially contributed to such order, injunction or decree;

o	the merger is not consummated by the termination date (which is July 24, 2013), provided that this termination right is not available to a party whose failure to fulfill any obligation under the merger agreement has been the primary cause of, primarily resulted in or materially contributed to the failure of closing to occur; or

o	our stockholders do not approve the merger agreement at the special meeting or any adjournment or postponement thereof.

•	by the Company:

o	if Parent or Merger Sub has breached or failed to perform any of its representations, warranties, covenants or agreements under the merger agreement, such that the corresponding condition to closing would not be satisfied and such breach or inaccuracy is not cured, within thirty business days after written notice of such breach; provided that this termination right is not available to the Company if it is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement;

o	if the board of directors of the Company has effected a change of recommendation and authorized termination of the merger agreement;

o	if the Company enters into a definitive written agreement with respect to a superior proposal after paying to Parent the applicable termination fee; or

o	if all of the closing conditions to the completion of the merger or to the obligations of Parent and Merger Sub to consummate the merger are otherwise satisfied, and Parent and Merger Sub fail to complete the merger within two business days following the date the completion should have occurred;

•	by Parent, if:

o	the Company has breached or failed to perform any of its representations, warranties, covenants or agreements under the merger agreement, or any representation or warranty made by it under the merger agreement, such that the corresponding condition to closing would not be satisfied and such breach or inaccuracy is not cured, within thirty business days after written notice of such breach; provided, that this termination right is not available to Parent if it is then in material breach of any of its representations, warranties, covenants or other agreements under the merger agreement; or

o	the board of directors of the Company has made a change of recommendation.

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Termination Fee and Reimbursement of Expenses

The merger agreement contains certain termination rights for the Company and Parent. The Company is required to pay Parent and, therefore indirectly, Mr. Jianquan Li as the beneficial owner of Parent, a termination fee of $1.5 million if the merger agreement is: (a) terminated by the Company prior to the receipt of the stockholders’ approval in order to enter into a definitive agreement in connection with a superior proposal; (b) terminated by Parent if the board of directors of the Company has made a change of recommendation; or (c) (i) an alternative transaction proposal has been made and publicly disclosed (and not withdrawn) prior to the termination of the merger agreement, (ii) the merger agreement is terminated by the Company or Parent due to (x) expiration of the termination date or (y) failure to obtain the stockholders’ approval and (iii) such alternative transaction proposal is consummated or any definitive agreement is entered into with respect to such alternative transaction proposal within twelve months of the termination of the merger agreement, except that if the merger agreement is terminated by the Company in order to enter into a definitive agreement in connection with a superior proposal that is received by the Company on or prior to 11:59 p.m. New York time on September 2, 2012, the Company is only required to pay Parent a termination fee of $750,000.

Parent is required to pay the Company a termination fee of $1.8 million if: (a) the merger agreement is terminated by the Company due to a material breach by Parent or Merger Sub; or (b) the merger agreement is terminated by the Company because (i) all of the closing conditions to the completion of the merger or to the obligations of Parent and Merger Sub to consummate the merger are otherwise satisfied and (ii) the merger shall not have been completed within two business days following the date the merger should have completed.

Fees and Expenses

Except for the right to reimbursement of costs and expenses under certain circumstances, whether or not the merger is completed, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expense.

Modification or Amendment

The merger agreement may be amended with the approval of the respective boards of directors of the parties at any time before or after approval of the merger by the stockholders of the Company but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. The merger agreement may not be amended except by an instrument in writing signed on behalf of the Company, Parent and Merger Sub.

 Extension and Waiver

At any time before the consummation of the merger, each of the parties to the merger agreement may waive compliance with any of the agreements or conditions contained in the merger agreement to the extent permitted by applicable law.

Remedies

Other than any equitable remedies to which the Company may be entitled, the Company’s right to terminate the merger agreement and receive payment of (i) a reverse termination fee of $1.8 million, which is approximately 1.6% of the enterprise value of the Company calculated based on the $4.50 per share merger consideration, in connection with the merger from Parent, (ii) any reimbursement of costs and expenses pursuant to the merger agreement, is the sole and exclusive remedy of the Company against the Parent and Merger Sub with respect to this Agreement and the transactions contemplated hereby .

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Other than any equitable remedies to which Parent and Merger Sub may be entitled, Parent’s and Merger Sub’s right to receive payment of (i) a termination fee of $1.5 million or $750,000, which is approximately 1.4% or 0.7%, as applicable, of the enterprise value of the Company calculated based on the $4.50 per share merger consideration, and (ii) any reimbursement of costs and expenses pursuant to the merger agreement, is the sole and exclusive remedy of Parent and Merger Sub against the Company with respect to this Agreement and the transactions contemplated hereby.

Parent and Merger Sub are entitled to specific performance of the terms under the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. The Company is entitled to an injunction, specific performance or other equitable remedies to enforce Parent’s obligation to cause DBS to fund the financing at the effective time of the merger but only in the event that (a) all the conditions of Parent and Merger Sub to consummate the merger have been satisfied or waived, (b) the financing has been funded or DBS has confirmed in writing that the financing will be funded at closing and (c) the Company has irrevocably confirmed that, if the financing is funded, it would take such actions that are within its control to cause the consummation of the transactions contemplated by the merger agreement to occur. However, under no circumstances is the Company permitted or entitled to both a grant of specific performance that results in completion of the merger and payment of all or any portion of the reverse termination fee.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

The following table sets forth information regarding beneficial ownership of the Company common stock as of the date of this proxy statement: (i) by each person who is known by the Company to beneficially own more than 5% of the Company common stock; (ii) by each of the Company’s officers and directors; and (iii) by all of the Company’s officers and directors as a group.

Name & Address of Beneficial Owner	Office	Amount & Nature of Beneficial Ownership[1]	Percent of Class[2]
Jianquan Li & Ping Tse[3] 6-15D, Donghai Garden, Futian District, Shenzhen, China	CEO, President and Director	18,024,134	73.2%
Xiuyuan Fang Room 5B Building 2 Jun’an Garden, Futian District, Shenzhen City, Guangdong Province, China	CFO, Vice President, Treasurer and Director	257,239	1.0%
Wenzhao Liang Floor 10, Shun Hing Square, Diwang Center 5002 Shennan Road East Shenzhen 518008, China	Director	0	*
Lawrence Xiaoxia Pan 19 Bristol Road North Brunswick, NJ 08902	Director	0	*
Xuedong Wu Flat 18-B, Building 7 Xiangsimeishuyuan Garden Futian District, Shenzhen City, Guangdong Province, China	Director	0	*
Nianfu Huo Hai Yi Wan Pan, No. 333 Jin Tang Road, Tang Jia Wan Zhuhai, China 519000	Senior vice president and chairman of supervisory board of Winner Group Limited	96,676	0.4%
All officers and directors as a group		18,378,049	74.6%

*	Less than 1%

1	Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company common stock.

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2	A total of 24,626,872 shares of the Company common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of October 4, 2012. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

3	Mr. Jianquan Li and his wife, Ms. Ping Tse, hold a total of 18,024,134 shares of the Company common stock. Mr. Jianquan Li disclaims the power to vote and dispose of the 4,510,565 shares of the Company common stock held by Ms. Ping Tse. As such, Mr. Jianquan Li owns 13,513,569 shares of the Company common stock.

COMMON STOCK TRANSACTION INFORMATION

There have been no prior stock purchases by Parent, Merger Sub or any affiliate of those companies in shares of Company common stock during the past two years.

APPRAISAL RIGHTS

You are not entitled to appraisal rights or other statutory rights of objection in connection with the merger under Nevada law. Section 92A.390 of the Nevada Revised Statutes, or the NRS, does not provide any right of dissent with respect to a plan of merger under criteria described in that section of the NRS, which the Company satisfies.

SELECTED FINANCIAL INFORMATION

Selected Financial Information

The following sets forth summary historical consolidated financial information of the Company as of the dates and for the periods indicated. The selected consolidated statement of income and comprehensive income data and selected consolidated statement of cash flows data for the years ended September 30, 2011 and 2010, and the selected consolidated balance sheet data as of September 30, 2011 and 2010, are derived from the Company’s audited consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended September 30, 2011 (“Annual Report”). The selected consolidated financial data for the fiscal years ended September 30, 2009, 2008 and 2007, are derived from the Company’s audited consolidated financial statements not included in the Annual Report.

The following selected historical financial information should be read in conjunction with the Company’s consolidated financial statements and related notes and the information contained in the Annual Report.

	Year Ended September 30,
	2007	2008	2009	2010	2011
Statement of operations data:
Net sales	$70,280,960	$85,505,762	$98,385,603	$115,030,651	$149,896,424

Cost of sales	52,869,597	64,086,581	70,444,383	80,473,292	109,046,284

Gross profit	17,411,363	21,419,181	27,941,220	34,557,359	40,850,140
Selling, general and administrative expenses	11,959,184	14,437,539	16,874,131	20,370,950	26,525,378

Income before income taxes	5,662,391	5,563,166	11,421,176	14,664,295	13,545,977
Income taxes	(15,015)	591,118	2,358,093	1,666,933	1,970,314

Net income attributable to Winner Medical Group Inc.	5,624,854	5,066,295	9,128,574	13,090,498	11,535,891

Net income attributable to Winner Medical Group Inc. per share
— basic	$0.25	$0.23	$0.41	$0.57	$0.48
— diluted	$0.25	$0.23	$0.41	$0.56	$0.47

Weighted average number of shares outstanding
— basic	22,338,675	22,363,675	22,363,675	23,014,065	24,128,868
— diluted	22,338,675	22,510,962	22,403,237	23,383,532	24,549,361
Cash dividend declared per common share	-	-	-	-	-

Cash flows data:
Net cash provided by operating activities	$7,662,424	$9,644,401	$14,688,351	$12,653,828	$4,982,289
Net cash used in investing activities	(12,246,855)	(11,084,844)	(3,281,369)	(9,401,100)	(6,911,311)
Net cash provided by/(used in) financing activities	6,295,377	958,553	(8,426,513)	1,962,602	7,957,864

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	September 30,
	2007	2008	2009	2010	2011
Balance sheet data:
Cash and cash equivalents	$6,377,488	$6,462,505	$9,493,026	$14,818,179	$21,945,105

Total assets	85,121,335	101,918,091	100,936,009	118,975,995	149,918,687

Total current liabilities	24,085,690	28,966,069	18,679,691	13,036,125	24,197,178
Total long term liabilities	22,857	41,965	41,899	42,699	45,025
Total liabilities	24,108,547	29,008,034	18,721,590	13,078,824	24,242,203

Total Winner Medical Group Inc. stockholders’ equity	60,821,657	72,761,751	82,131,604	105,796,972	125,535,766

Noncontrolling interests	191,131	148,306	82,815	100,199	140,718

Ratio of Earnings to Fixed Charges

	Nine months ended June 30,	Years ended September 30,
	2012	2011	2010
Ratio of Earnings to Fixed Charges	21.29	40.99	115.56

(1)	In calculating the ratio of earnings to fixed charges, the Company used the following definitions:

•	For the years ended September 30, 2010 and 2011, and the nine months ended June 30, 2012, fixed charges amounted to $128,816, $336,648 and $412,576, respectively.

•	The term “fixed charges” means the sum of the following: (a) interest expensed and capitalized; (b) amortized premiums, discounts, and capitalized expenses related to indebtedness; (c) an estimate of the interest within rental expense; and (d) preference security dividend requirements of consolidated subsidiaries.

•	The term “earnings” is the amount resulting from adding the following items: (a) pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income or loss from equity investees; (b) fixed charges; (c) amortization of capitalized interest, (d) distributed income of equity investees; and (e) the Company’s share of pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges, and subtracting the following items: (i) interest capitalized; (ii) preference security dividend requirements of consolidated subsidiaries; and (iii) the minority interest in pre-tax income of subsidiaries that have not incurred fixed charges.

Net Book Value Per Share

The net book value per basic share of the Company’s common stock as of June 30, 2012 was $ $5.51.

MARKET PRICE OF THE COMPANY’S SHARES, DIVIDENDS AND OTHER MATTERS

Market Price of the Company’s Shares

The Company common stock is listed for trading on NASDAQ Global Market under the symbol “WWIN”. The table below shows, for the periods indicated, the high and low sales prices for Company common stock, as reported on NASDAQ Global Market. These prices reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions. The Company’s fiscal year end is on September 30.

Fiscal Year	High	Low
2010:	(US Dollars)
First Quarter	7.40	4.20
Second Quarter	7.60	5.80
Third Quarter	7.30	5.30
Fourth Quarter	6.40	4.40

2011:
First Quarter	6.19	4.5
Second Quarter	6.05	4.48
Third Quarter	5.23	4.47
Fourth Quarter	4.89	3.17

2012:
First Quarter	3.42	2.57
Second Quarter	3.86	2.57
Third Quarter	4.00	3.24
Fourth Quarter	4.40	3.97

On March 30, 2012, the last trading day before the Company publicly announced its receipt of Mr. Jianquan Li’s non-binding proposal to acquire the outstanding shares of the Company common stock that are not owned by him or his wife, Ms. Ping Tse, for $4.30 per share, the last sale price of the Company common stock reported on the NASDAQ was $3.40 per share. On July 24, 2012, the last trading day prior to the public announcement of the merger agreement, the last sale price of the Company common stock reported on the NASDAQ Global Market was $4.05 per share. On                             , 2012, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for Company common stock on NASDAQ Global Market was $     per share of Company common stock. You are encouraged to obtain current market quotations for Company common stock in connection with voting your shares of Company common stock.

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Dividends

The Company has not paid any cash dividends on its common stock, and does not currently intend to pay cash dividends in the foreseeable future.

Other Matters for Action at the Special Meeting

As of the date of this proxy statement, the Company board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

Once the merger is completed, there will be no public participation in any future meetings of the Company’s stockholders. If the merger is not completed, our public stockholders will continue to be entitled to attend and participate in our stockholder meetings, and we would expect to hold our 2013 annual meeting of stockholders prior to the end of 2013.

If the merger is not completed or we are otherwise required to hold the 2013 annual meeting of stockholders, the date of such 2013 annual meeting will be more than 30 days after the one year anniversary of the 2012 annual meeting of stockholders, which was held on April 19, 2012. As such, in order to be considered for inclusion in the proxy statement distributed to stockholders prior to the 2013 annual meeting of stockholders, a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act must be received by us a reasonable time before the Company begins to print and send its proxy materials. Proposals should be submitted in writing to the Company at our principal executive offices at Winner Industrial Park, Bulong Road, Longhua, Shenzhen, 518109, China. We suggest that you mail your proposal by certified mail, return receipt requested.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain material United States federal income tax consequences to beneficial owners of shares of Company common stock upon the exchange of shares of Company common stock for cash pursuant to the merger. This summary is general in nature and does not discuss all aspects of United States federal income taxation that may be relevant to a holder of shares of Company common stock in light of its particular circumstances. In addition, this summary does not describe any tax consequences arising under the laws of any local, state or foreign jurisdiction and does not consider any aspects of United States federal tax law other than income taxation. This summary deals only with shares of Company common stock held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment), and does not address tax considerations applicable to any holder of shares of Company common stock that may be subject to special treatment under the United States federal income tax laws, including:

•	a bank, insurance company, or other financial institution;

•	a tax-exempt organization;

•	a retirement plan or other tax-deferred account;

•	a partnership, an S corporation or other pass-through entity (or an investor in a partnership, corporation or other pass-through entity);

•	a mutual fund;

•	a real estate investment trust;

•	a dealer or broker in stocks and securities, or currencies;

•	a trader in securities that elects mark-to-market treatment;

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•	a holder of shares of Company common stock subject to the alternative minimum tax provisions of the Code;

•	a holder of shares of Company common stock that received the shares of Company common stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•	a “U.S. Holder” (as defined herein) that has a functional currency other than the United States dollar;

•	“controlled foreign corporations”, “passive foreign investment companies”, or corporations that accumulate earnings to avoid United States federal income tax;

•	a holder of shares of Company common stock that includes any brother, sister, spouse, ancestors, and lineal descendants of Mr. Jianquan Li, or that is otherwise treated as owning Company common stock by reason of certain U.S. rules related to the attribution of ownership of shares;

•	a person that holds the shares of Company common stock as part of a hedge, straddle, constructive sale, conversion or other risk reduction strategy or integrated transaction;

•	a United States expatriate or a former citizen or long term resident of the United States; or

•	any holder of shares of Company common stock that entered into a voting agreement as part of the transactions described in the merger agreement.

This summary is based on the Code, the Treasury regulations promulgated under the Code, and rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. This discussion does not address the United States federal income tax consequences to holders of shares of Company common stock who exercise appraisal rights under Nevada law nor does it address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010.

THE DISCUSSION SET OUT HEREIN IS INTENDED ONLY AS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO A HOLDER OF SHARES OF COMPANY COMMON STOCK. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR FOREIGN TAX LAWS OR TAX TREATIES.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of shares of Company common stock that is, for United States federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation (or any other entity or arrangement treated as a corporation for United States federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to United States federal income taxation regardless of its source; or

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•	a trust if (i)a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii)the trust has validly elected to be treated as a “United States person” under applicable Treasury regulations.

A “non-U.S. Holder” is any beneficial owner of shares of Company common stock that is not a U.S. Holder or a partnership (or other entity treated as a partnership for United States federal income tax purposes).

If a partnership (including any entity or arrangement treated as a flow-through for United States federal income tax purposes) holds shares of Company common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partner and the partnership. Such holder should consult its own tax advisor regarding the tax consequences of exchanging the shares of Company common stock pursuant to the merger.

U.S. Holders

Payments with Respect to Shares of Company Common Stock

The exchange of shares of Company common stock for cash pursuant to the merger will be a taxable transaction for United States federal income tax purposes, and a U.S. Holder who receives cash for shares of Company common stock pursuant to the merger will recognize gain or loss, if any, equal to the difference between the amount of cash received and the holder’s adjusted tax basis in the shares of Company common stock exchanged therefor. Gain or loss will be determined separately for each block of shares of Company common stock (i.e., shares of Company common stock acquired at the same cost in a single transaction). Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if such U.S. Holder’s holding period for the shares of Company common stock is more than one year at the time of the exchange. Long-term capital gain recognized by an individual holder generally is subject to tax at a lower rate than short-term capital gain or ordinary income. There are limitations on the deductibility of capital losses.

Information Reporting and Backup Withholding

A U.S. Holder generally will be subject to information reporting and backup withholding at the applicable rate with respect to the proceeds from the disposition of shares of Company common stock pursuant to the merger. A U.S. Holder can avoid backup withholding if it provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS FormW-9) or otherwise establishes an exemption from backup withholding. Any amounts withheld under the backup withholding rules from a payment to a U.S. Holder will be allowed as a credit against that holder’s United States federal income tax liability and may entitle the holder to a refund, provided that the required information is timely furnished to the IRS. Each U.S. Holder should complete and sign the IRS Form W-9, which will be included with the Letter of Transmittal to be returned to the paying agent, to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent.

Non-U.S. Holders

Payments with Respect to Shares of Company Common Stock

Payments made to a non-U.S. Holder with respect to shares of Company common stock exchanged for cash pursuant to the merger generally will be exempt from United States federal income tax unless:

•	the non-U.S. Holder is an individual who was present in the United States for 183 days or more during the taxable year of the exchange and certain other conditions are met;

•	the gain is effectively connected with the non-U.S. Holder’s conduct of a trade or business in the United States, and, if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the holder in the United States; or

•	the Company is or has been a United States real property holding corporation, or a USRPHC, for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of exchange of the shares of Company common stock or the period that the non-U.S. Holder held shares of Company common stock.

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Gain described in the first bullet point above generally will be subject to tax at a flat rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on any gain from the exchange of the shares of Company common stock, net of applicable United States-source losses from sales or exchanges of other capital assets recognized by the holder during the year. Unless a tax treaty provides otherwise, gain described in the second bullet point above will be subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a resident of the United States. Non-U.S. Holders that are foreign corporations also may be subject to a 30% branch profits tax (or applicable lower treaty rate). Non-U.S. Holders are urged to consult any applicable tax treaties that may provide for different rules.

With respect to the third bullet point above, the determination whether the Company is a USRPHC depends on the fair market value of its United States real property interests relative to the fair market value of its other trade or business assets and its foreign real property interests. Based on its financial statements and operations, the Company does not believe it currently is, nor within the past five years has been, a USRPHC. Moreover, since the shares of Company common stock are regularly traded on an established securities market (within the meaning of applicable Treasury regulations), even if the Company constitutes a USRPHC, any gain realized on the receipt of cash for shares of Company common stock pursuant to the merger generally will not be subject to United States federal income tax if the non-U.S. Holder owns (actually or constructively) five percent or less of the shares of Company common stock at all times during the five year period ending on the date of disposition.

Information Reporting and Backup Withholding

A non-U.S. Holder may be subject to information reporting and backup withholding at the applicable rate with respect to the proceeds from the exchange of shares of Company common stock pursuant to the merger. A non-U.S. Holder can avoid backup withholding by certifying on an appropriate IRS Form W-8 that such non-U.S. Holder is not a United States person, or by otherwise establishing an exemption in a manner satisfactory to the paying agent. Information provided by a non-U.S. Holder may be disclosed to such non-U.S. Holder’s local tax authorities under an applicable tax treaty or broad information exchange agreement. Non-U.S. Holders should consult their tax advisors regarding the certification requirements for non-United States persons.

Any amounts withheld under the backup withholding tax rules will be allowed as a refund or a credit against the non-U.S. Holder’s United States federal income tax liability, provided the required information is timely furnished to the IRS.

Rollover Holders

The rollover holders are not receiving any cash and, accordingly, are not expected to recognize any gain or loss for U.S federal income tax purposes.

Company

No gain or loss is expected to be recognized by the Company.

THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF UNITED STATES FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS OF SHARES OF COMPANY COMMON STOCK. HOLDERS OF SHARES OF COMPANY COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF EXCHANGING THEIR SHARES OF COMPANY COMMON STOCK FOR CASH IN THE MERGER UNDER ANY FEDERAL, STATE, FOREIGN, LOCAL OR OTHER TAX LAWS OR TAX TREATIES.

CERTAIN MATERIAL PRC INCOME TAX CONSEQUENCES

The following is a summary of certain material PRC tax consequences of the merger to beneficial owners of our common stock who are U.S. Holders.

On March 16, 2007, the Fifth Session of the Tenth National People’s Congress passed the Enterprise Income Tax Law of the PRC (“EIT Law”), which became effective on January 1, 2008. Under the EIT Law, enterprises are classified as “resident enterprises” and “non-resident enterprises.” Pursuant to the EIT Law and its implementing rules, enterprises established outside China whose “de facto management bodies” are located in China are considered “resident enterprises” and subject to the uniform 25% enterprise income tax rate on worldwide income. According to the implementing rules of the EIT Law, “de facto management body” refers to a managing body that in practice exercises overall management control over the production and business, personnel, accounting and assets of an enterprise. On April 22, 2009, the State Administration of Taxation (“SAT”) issued Circular 82, “Issues Concerning the Identification of China – Controlled Overseas-Incorporated Enterprises as Resident Enterprises on the Basis of the Standard of De Facto Management Bodies.” This Circular provides that an overseas incorporated enterprise that is controlled domestically will be recognized as a “tax-resident enterprise” if it satisfies all of the following conditions: (i) the senior management responsible for daily production/business operations are primarily located in the PRC, and the location(s) where such senior management execute their responsibilities are primarily in the PRC; (ii) strategic financial and personnel decisions are made or approved by organizations or personnel located in the PRC; (iii) major properties, accounting ledgers, company seals and minutes of board meetings and stockholder meetings, etc., are maintained in the PRC; and (iv) 50% or more of the board members with voting rights or senior management habitually reside in the PRC.

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Given the short history of the EIT Law and lack of applicable legal precedent, it remains unclear how the PRC tax authorities will determine the PRC tax resident status of a company organized under the laws of a foreign (non-PRC) jurisdiction, such as us. If the PRC tax authorities determine that we are a “resident enterprise” for PRC enterprise income tax purposes, gains realized by investors that are not tax residents of the PRC, including U.S. Holders (“non-resident investors”) may be treated as income derived from sources within the PRC. In such event, any such gain derived by such investors on the sale or transfer of our common stock, including pursuant to the merger, may be subject to income tax under the PRC tax laws. Under the EIT Law and its implementing rules, non-resident investors that are enterprises (but not individuals) and that (i) do not have an establishment or place of business in the PRC or (ii) have an establishment or place of business in the PRC but the relevant income is not effectively connected with the establishment or place of business, generally may be subject to a 10% PRC income tax on any gain realized on the sale or transfer of our common stock, including pursuant to the merger, if such gain is regarded as income derived from sources within the PRC.

Additionally, if we are determined to be a resident enterprise under the EIT Law, under the PRC Individual Income Tax Law and its implementing rules, any gain realized on the sale or transfer of our common stock, including pursuant to the merger, by non-resident investors who are individuals may be subject to a 20% PRC income tax if such gain is regarded as income derived from sources within the PRC.

Accordingly, if non-resident investors as described under the PRC tax laws (including U.S. Holders) realized any gain from the sale or transfer of our common stock pursuant to the merger and if such gain were considered as PRC-sourced income, such non-resident investors may be responsible for paying the applicable PRC income tax on the gain from the sale or transfer of our common stock. Under the PRC tax laws, however, we would not have an obligation to withhold PRC income tax in respect of the gains that non-resident investors (including U.S. Holders) may realize from the sale or transfer of our common stock pursuant to the merger.

Moreover, the SAT released Circular Guoshuihan No. 698 (“Circular 698”) on December 10, 2009 that reinforces the taxation of certain equity transfers by non-resident investors through overseas holding vehicles. Circular 698 addresses indirect equity transfers as well as other issues. Circular 698 is retroactively effective from January 1, 2008. According to Circular 698, where a non-resident investor who indirectly holds equity interests in a PRC resident enterprise through a non-PRC offshore holding company indirectly transfers equity interests in a PRC resident enterprise by selling the equity interests of the offshore holding company, and the latter is located in a country or jurisdiction where the actual tax burden is less than 12.5% or where the offshore income of its residents is not taxable, the non-resident investor is required to provide the PRC tax authority in charge of that PRC resident enterprise with certain relevant information within 30 days from the date of the execution of the equity transfer agreement. The tax authorities in charge will evaluate the offshore transaction for tax purposes. In the event that the tax authorities determine that such transfer is abusing forms of business organization and a reasonable commercial purpose for the offshore holding company other than the avoidance of PRC income tax liability is lacking, the PRC tax authorities will have the power to re-assess the nature of the equity transfer under the doctrine of substance over form. If the SAT’s challenge of a transfer is successful, it may deny the existence of the offshore holding company that is used for tax planning purposes and subject the non-resident investor to PRC tax on the capital gain from such transfer. Circular 698 also provides that where a non-PRC resident enterprise transfers its equity interests in a PRC resident enterprise to its related parties at a price lower than the fair market value, the relevant tax authority has the power to make a reasonable adjustment to the taxable income from the transaction. Since Circular 698 has a short history, there is uncertainty as to its application. A non-resident investor may become at risk of being taxed under Circular 698 and may be required to expend valuable resources to comply with Circular 698 or to establish that such non-resident investor should not be taxed under Circular 698, including in respect of any gain from the sale or transfer of our common stock pursuant to the merger.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute “forward-looking statements”. The words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “project,” “estimate,” “will,” “may,” “should,” “future,” “predicts,” “potential,” “continue” and similar expressions identify these forward-looking statements, which appear in a number of places in this proxy statement (and the documents to which we refer you in this proxy statement) and include, but are not limited to, all statements relating directly or indirectly to statements regarding the ability to complete the transaction considering the various closing conditions, projected financial information, the timing or likelihood of completing the merger to which this proxy statement relates, plans for future growth and other business development activities as well as capital expenditures, financing sources and the effects of regulation and competition and all other statements regarding our intent, plans, beliefs or expectations or those of our directors or officers. You are cautioned that such forward-looking statements are not assurances for future performance or events and involve risks and uncertainties that could cause actual results and developments to differ materially from those covered in such forward-looking statements. These forward-looking statements are only predictions based on the Company’s current expectations and projections about future events. Important factors could cause the Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including our most recent filings on Forms 10-K, 10-K/A and 10-Q, factors and matters contained or incorporated by reference in this document, and the following factors:

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•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination under circumstances that could require us to pay a termination fee;

•	the inability to complete the merger due to the failure to obtain stockholders’ approval or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals;

•	the failure of the merger to close for any other reason;

•	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger;

•	the outcome of any legal proceedings that have been or may be instituted against the Company and/or others relating to the merger agreement;

•	diversion of management’s attention from ongoing business concerns;

•	the effect of the announcement of the merger on our business relationships, operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the merger;

•	uncertainties as to the timing of the closing of the merger;

•	risks that the merger will not close because of a failure to satisfy (or to have waived) one or more of the closing conditions and that the Company’s business will have been adversely impacted during the pendency of the transaction;

•	the effects of disruption from the transaction making it more difficult to maintain relationships with employees, suppliers, sourcing agent and landlords;

•	risks that stockholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; and

•	the risk that competing offers will be made.

These risks are not exhaustive and may not include factors which could adversely impact the Company’s business and financial performance. Other factors that may cause actual results to differ materially include those set forth in the reports that the Company files from time to time with the SEC, including our annual report on Form 10-K and Form 10-K/A for the fiscal year ended September 30, 2011 and quarterly and current reports on Form 10-Q and Form 8-K. Consequently, all of the forward-looking statements we make in this document are qualified by the information contained or incorporated by reference herein, including, but not limited to (a) the information contained under this heading and (b) the information contained under the headings “Business” and “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filings, including our annual report on Form 10-K and Form 10-K/A for the fiscal year ended September 30, 2011 and quarterly and current reports on Form 10-Q and Form 8-K (see “ Where You Can Find More Information ” beginning on page 77). In doing so, please note that any safe harbor provisions in such periodic reports related to the Private Securities Litigation Reform Act of 1995 do not apply to any forward-looking statements made by us in connection with this going private transaction.

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Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. The Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for the Company’s management to predict all risk factors, nor can it assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements are made only as of the date they are made and you should not rely upon forward-looking statements as predictions of future events. Except to the extent required by law, the Company does not undertake any responsibility to update any of these forward-looking statements to conform its prior statements to actual results or revised expectations. You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investor Relations page of our corporate website at www.winnermedical.com. Our website address is provided as an inactive textual reference only. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting:

•	Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (filed with the SEC on November 30, 2011) (appended as Annex E to this proxy statement);

•	Form 10-K/A (filed with the SEC on December 1, 2011) (appended as Annex F to this proxy statement);

•	Form 10-Q for the quarterly period ended December 31, 2011 (filed with the SEC on February 9, 2012) (appended as Annex G to this proxy statement);

•	Form 10-Q for the quarterly period ended March 31, 2012 (filed with the SEC on May 10, 2012) (appended as Annex H to this proxy statement);

•	Form 10-Q for the quarterly period ended June 30, 2012 (filed with the SEC on August 9, 2012) (appended as Annex I to this proxy statement);

•	From 10-Q/A (filed with the SEC on August 14, 2012) (appended as Annex J to this proxy statement); and

•	Current Reports on Form 8-K (filed with the SEC on December 9, 2011, December 23, 2011, January 4, 2012, April 2, 2012, April 20, 2012, July 25, 2012 and August 10, 2012) (appended as Annex K to this proxy statement).

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to Winner Medical Group Inc., Winner Industrial Park, Bulong Road, Longhua, Shenzhen, 518109, China, Attn: Fiona (Huixuan), Chen, Investor Relations Manager, telephone number +86(755) 2806-6858 or from the SEC through the SEC website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

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THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED                           , 2012. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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ANNEX A THE AGREEMENT AND PLAN OF MERGER

79

AGREEMENT AND PLAN OF MERGER

by and among

WINNER HOLDING LIMITED,

WINNER ACQUISITION, INC,

and

winner medical group inc.

Dated as of July 24, 2012

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3.24	Investment Company	19
3.25	Nevada Takeover Statutes	20
3.26	Broker's Fees	20
3.27	No Other Representations or Warranties	20

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		20
4.1	Corporate Organization	20
4.2	Authorization	21
4.3	No Conflicts	21
4.4	Consents and Approvals	22
4.5	Operation and Ownership of Merger Sub	22
4.6	Legal Proceedings	22
4.7	Parent Information	22
4.8	Financing; Equity Rollover	22
4.9	Broker's Fees	24
4.10	Ownership of Shares	24
4.11	Vote/Approval Required	24
4.12	Certain Arrangements	24
4.13	Buyer Group Contracts	24
4.14	Solvency of Parent and the Surviving Corporation	24
4.15	Nevada Takeover Statutes	25
4.16	Non-Reliance on Company Estimates	25
4.17	No Other Representations or Warranties	25

ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS		26
5.1	Conduct of Business Prior to the Effective Time	26
5.2	Company Forbearances	26
5.3	Parent Forbearances	28

ARTICLE VI ADDITIONAL AGREEMENTS		28
6.1	Proxy Statement and Schedule 13E-3; Stockholder Approval	28
6.2	Reasonable Best Efforts	29
6.3	Access to Information	30
6.4	Indemnification; Advancement of Expenses; Exculpation and Insurance	30
6.5	Stock Exchange Delisting	32
6.6	Change of Recommendation	33
6.7	Notification of Certain Matters	36
6.8	Financing	36
6.9	Takeover Statutes	38
6.10	Resignations	38
6.11	Participation in Litigation	38
6.12	Publicity	38
6.13	Merger Sub	39
6.14	Actions Taken at Direction of Rollover Holders	39

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ARTICLE VII CONDITIONS PRECEDENT		39
7.1	Conditions to Each Party's Obligation To Effect the Merger	39
7.2	Conditions to Obligations of Parent and Merger Sub	39
7.3	Conditions to Obligations of the Company	40

ARTICLE VIII TERMINATION AND AMENDMENT		40
8.1	Termination	40
8.2	Effect of Termination	42
8.3	Fees and Expenses	42
8.4	Amendment	44
8.5	Extension; Waiver	44

ARTICLE IX GENERAL PROVISIONS		44
9.1	Nonsurvival of Representations, Warranties and Agreements	44
9.2	Notices	45
9.3	Interpretation	46
9.4	Severability	46
9.5	Entire Agreement	46
9.6	Governing Law; Jurisdiction	46
9.7	Assignment; Third Party Beneficiaries	47
9.8	Specific Performance	47
9.9	Confidentiality	48
9.10	WAIVER of jury trial	49
9.11	Counterparts	49

iii

INDEX OF DEFINED TERMS

	Section		Section

2010-2011 Company RSU	1.6(a)	Guarantor	Recitals
Affiliate	3.8	Holdco	1.6(b)
Agreement	Preamble	Indemnified Parties	6.4(a)
Alternative Transaction Proposal	6.6(g)(i)	Intellectual Property Rights	3.13
Articles of Merger	1.3	Judgment	3.9
Business Day	1.2	Knowledge	3.5
Buyer Group Contracts	4.13	Law	3.3(a)
Certificate	1.5(a)	Lender	4.8(a)
Change of Recommendation	6.6(d)	Liens	3.2
Closing	1.2	Material Adverse Effect	3.1(b)
Closing Date	1.2	Material Permits	3.11
Commitment Letter	4.8(a)	Merger	Recitals
Company	Preamble	Merger Consideration	1.5(a)
Company 2010-2011 RSU Plan	1.6(a)	Merger Sub	Preamble
Company 2010-2013 RSU Plan	1.6(b)	Merger Sub Common Stock	1.5(c)
Company 2012-2013 Incentive Plan	1.6(c)	NASDAQ	3.3(a)
Company Articles	3.1(a)	Nevada Secretary of State	1.3
Company Board	Recitals	Notice of Superior Proposal	6.6(e)
Company Board Recommendation	Recitals	NRS	Recitals
Company Bylaws	3.1(a)	Parent	Preamble
Company Common Stock	Recitals	Parent Material Adverse Effect	4.1
Company Contract	3.15(a)	Parent Termination Fee	8.3(c)
Company Plans	1.6(c)	Parties	Preamble
Company Preferred Stock	3.5	Paying Agent	2.1
Company SEC Reports	3.7(a)	Person	2.2(a)
Company Termination Fee	8.3(b)	Proceeding	3.1(a)
Confidential Information	9.9(c)	Proxy Statement	3.6
Contract	4.8(c)	Regulatory Approvals	3.6
Contribution Agreement	Recitals	Representatives	6.6(a)
D&O Premium	6.4(c)	Rollover Holders	Recitals
Effective Time	1.3	Rollover Shares	Recitals
Environmental Laws	3.21	SEC	3.6
Evaluation Date	3.17	Securities Act	3.7(a)
Exchange Act	3.7(a)	Solicited Person	6.6(a)
Exchange Fund	2.1	Special Committee	Recitals
Excluded Party	6.6(a)	Stockholder Approval	3.3(c)
Filings	3.6	Stockholders' Meeting	3.18
Financing	4.8(a)	Subsidiary	3.2
Financing Documents	4.8(a)	Superior Proposal	6.6(g)(ii)
GAAP	3.7(b)	Surviving Corporation	Recitals
Go-Shop Period End Date	6.6(a)	Termination Date	8.1(c)
Governmental Entity	3.6	Transaction Documents	9.9(c)
Guarantee	Recitals	Vested Company 2012-2013 Option	1.6(c)
Voting Agreement	Recitals

iv

AGREEMENT AND PLAN OF MERGER, dated as of July 24, 2012 (this "Agreement"), by and among Winner Holding Limited, a Cayman Islands exempted company with limited liability ("Parent"), Winner Acquisition, Inc., a Nevada corporation and a wholly owned, direct subsidiary of Parent ("Merger Sub"), and Winner Medical Group Inc., a Nevada corporation (the "Company" and, together with Parent and Merger Sub, the "Parties").

RECITALS

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the Nevada Revised Statutes (the "NRS"), Merger Sub will merge with and into the Company (the "Merger"), with the Company as the surviving corporation in the Merger (sometimes referred to herein in such capacity as the "Surviving Corporation");

WHEREAS, the board of directors of the Company (the "Company Board"), acting upon the unanimous recommendation of the special committee of the Company Board (the "Special Committee"), has (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable to, and in the best interests of, the Company and its stockholders (other than Parent, Merger Sub and their Affiliates, the Rollover Holders (as defined below) and the directors of the Company), (b) adopted this Agreement and approved the execution, delivery and performance by the Company of this Agreement and consummation of the transactions contemplated hereby, including the Merger, and (c) resolved to recommend that the stockholders of the Company approve this Agreement (the "Company Board Recommendation"), in each case upon the terms and subject to the conditions set forth herein;

WHEREAS, the board of directors of Parent has approved this Agreement and declared it advisable for Parent to enter into this Agreement;

WHEREAS, the board of directors of Merger Sub has approved and adopted this Agreement and recommended to Merger Sub's sole stockholder that it approve this Agreement in accordance with the NRS on the terms and conditions set forth herein; and

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent's and Merger Sub's willingness to enter into this Agreement, certain beneficial owners (the "Rollover Holders") of Company Common Stock (as defined below) are entering into a contribution agreement (the "Contribution Agreement") pursuant to which the Rollover Holders are agreeing, among other things, to contribute the shares of common stock, par value $0.001 per share, of the Company ("Company Common Stock") set forth on Exhibit A thereto owned by such Rollover Holders (the "rollover shares") to Parent immediately prior to the Effective Time of the Merger;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent's and Merger Sub's willingness to enter into this Agreement, certain stockholders of the Company are entering into a voting agreement in favor of Parent (the "Voting Agreement");

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company's willingness to enter into this Agreement, Mr. Jianquan Li (the "Guarantor") is entering into a limited guaranty in favor of the Company to guarantee the due and punctual performance and discharge of certain obligations of Parent and Merger Sub under this Agreement (the "Guarantee");

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WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

THE MERGER

1.1     The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the NRS, at the Effective Time, Merger Sub shall merge with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the Surviving Corporation in the Merger.

1.2     Closing. The closing of the Merger (the "Closing") shall take place at 10:00 a.m., Beijing time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 30th Floor, China World Office 2, No. 1 Jianguomenwai Avenue, Beijing 100004, China, on the second (2nd) Business Day after the satisfaction or, to the extent permitted by applicable Law, waiver by the Party or Parties entitled to the benefits of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by Law, waiver thereof), or at such other place, time and date as shall be agreed in writing between Parent and the Special Committee (on behalf of the Company). The date on which the Closing occurs is referred to in this Agreement as the "Closing Date." As used in this Agreement, the term "Business Day" shall mean any day other than Saturday, Sunday or a day on which banking institutions in New York, Nevada, Hong Kong or the PRC are authorized or obligated under applicable Law to be closed.

1.3     Effective Time. Subject to the provisions of this Agreement, as soon as practicable on the Closing Date (Nevada time), the Parties shall file articles of merger (the "Articles of Merger") with respect to the Merger with the Secretary of State of the State of Nevada (the "Nevada Secretary of State"), in such form as is required by, and executed and acknowledged in accordance with the relevant provisions of the NRS, if any, and, as soon as practicable on or after the Closing Date, shall make any and all other filings or recordings required under the NRS. The Merger shall become effective on the date and at the time that the Articles of Merger are duly filed with the Nevada Secretary of State or on such other date as Parent and the Company shall agree in writing that, in each case, shall be specified in the Articles of Merger (the date and time the Merger becomes effective being the "Effective Time").

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1.4     Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in this Agreement, the Articles of Merger and in the relevant provisions of the NRS. Without limiting the generality of the foregoing, at the Effective Time, all the properties, rights, privileges, powers, immunities and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all claims, obligations, liabilities, debts and duties of the Company and Merger Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Corporation, all as provided in the NRS and other applicable Laws of the State of Nevada.

1.5     Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any of the following securities:

(a)     Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares of Company Common Stock to be cancelled pursuant to Section 1.5(b)) shall be converted into the right to receive an amount in cash equal to $4.50 (the "Merger Consideration"), without any interest thereon. All of the shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 1.5(a) shall no longer be outstanding and shall automatically be cancelled and cease to exist as of the Effective Time, and each certificate (or evidence of shares in book-entry form) that, immediately prior to the Effective Time, represented any such shares of Company Common Stock (each such certificate or evidence, a "Certificate") shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor upon surrender of such Certificate in accordance with Section 2.2(b), without interest.

(b)     Cancellation of Treasury Shares and Rollover Shares. Each share of Company Common Stock held by the Company as treasury stock or owned, directly or indirectly, by Parent, Merger Sub or any wholly owned Subsidiary of the Company immediately prior to the Effective Time shall be cancelled and retired and shall cease to exist as of the Effective Time, and no consideration shall be delivered with respect thereto. For the avoidance of doubt, the Rollover Shares contributed to Parent by the Rollover Holders pursuant to the Contribution Agreement immediately prior to the Effective Time shall not be converted into the right to receive the Merger Consideration.

(c)     Common Stock of Merger Sub. Each share of common stock, no par value per share, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid and non-assessable share of common stock, no par value per share, of the Surviving Corporation. From and after the Effective Time, all certificates, if any, representing shares of Merger Sub Common Stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

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1.6     Treatment of Options and Restricted Stock Units.

(a)     As of the Effective Time, each restricted stock unit of the Company pursuant to the Restricted Stock Unit Incentive Plan for the Fiscal Year 2010 – 2011 adopted by the Company Board on September 8, 2009 (the "Company 2010-2011 RSU Plan") that is then outstanding, whether vested or unvested (a “2010-2011 Company RSU”), shall become fully vested immediately prior to the Effective Time, and each such 2010-2011 Company RSU shall be treated as a share of Company Common Stock for all purposes of this Agreement.

(b)     As of the Effective Time, each restricted stock unit of the Company pursuant to the Restricted Stock Unit Incentive Plan for the Fiscal Years 2011-2013 adopted by the Company Board on October 6, 2011 (the “Company 2011-2013 RSU Plan”), whether vested or unvested, shall be cancelled and converted into the right to receive one restricted stock units of Glory Ray Holdings Limited (“Holdco”), in accordance with the terms and conditions set forth in a letter from Holdco to holders of such restricted stock units.

(c)     As of the Effective Time, each option to purchase Company Common Stock pursuant to the Equity Incentive Plan for the Fiscal Year 2012-2013 adopted by the Company Board on November 3, 2011 (the "Company 2012-2013 Incentive Plan," together with the Company 2010-2011 RSU Plan and the Company 2011-2013 RSU Plan, the "Company Plans") that is then outstanding and vested (a "Vested Company 2012-2013 Option") shall be cancelled and converted into the right to receive, net of any applicable withholding taxes, as soon as reasonably practicable after the Effective Time, cash in an amount equal to (i) the total number of shares of Company Common Stock subject to such Vested Company 2012-2013 Option immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (x) the Merger Consideration over (y) the exercise price payable per share of Company Common Stock issuable under such Vested Company 2012-2013 Option.

(d)      As of the Effective Time, each of the options to purchase Company Common Stock and restricted stock units of the Company pursuant to the Company 2012-2013 Incentive Plan that is then outstanding and unvested shall be cancelled and converted into the right to receive, as applicable, either (i) an option to purchase one ordinary share of Holdco or (ii) one restricted stock unit of Holdco, in accordance with the terms and conditions set forth in a letter from Holdco to holders of such options and restricted stock units.

(e)     The Company 2010-2011 RSU Plan shall terminate, and the Company 2011-2013 RSU Plan and Company 2012-2013 Incentive Plan shall be assumed by Holdco, in each case as of the Effective Time.

(f)     At or prior to the Effective Time, the Company shall take all actions reasonably necessary to (i) effect the measures contemplated by this Section 1.6, including the adoption of any plan amendments, obtaining the approval of the Company Board or a committee thereof, and/or obtaining any necessary employee consents and (ii) cause there to be no rights under the Company 2010-2011 RSU Plan, Company 2011-2013 RSU Plan or the Company 2012-2013 Incentive Plan to acquire Company Common Stock following the Effective Time.

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(g)     Prior to the Effective Time, the Company shall take all such steps as may be required to cause the transactions contemplated by this Section 1.6 and any other dispositions of equity securities of the Company (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

1.7     Changes in Company Common Stock. If at any time during the period between the date of this Agreement and the Effective Time, the number of outstanding shares of Company Common Stock shall have been changed into, or exchanged for, a different number of shares or a different class of shares, by reason of any stock dividend or distribution, subdivision, reclassification, recapitalization, stock split (including a reverse stock split), combination, readjustment or exchange of shares, or any similar event shall have occurred, then the Merger Consideration shall be equitably adjusted to reflect such change.

1.8     Articles of Incorporation and Bylaws of the Surviving Corporation. At the Effective Time, each of the articles of incorporation and bylaws of the Surviving Corporation shall be amended in its entirety to read as the articles of incorporation and bylaws, respectively, of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended as provided therein and by applicable Law, in each case except to the extent necessary to (a) comply with Section 6.5 and (b) reflect that the name of the Surviving Corporation shall be Winner Medical Group Inc. until thereafter amended as provided therein and by applicable Law.

1.9     Directors and Officers of the Surviving Corporation. From and after the Effective Time, the directors of the Surviving Corporation shall consist of the directors of Merger Sub as of immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the Surviving Corporation's articles of incorporation and bylaws. From and after the Effective Time, the officers of the Surviving Corporation shall consist of the officers of the Company as of immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the Surviving Corporation's articles of incorporation and bylaws.

ARTICLE II

DELIVERY OF MERGER CONSIDERATION

2.1     Paying Agent. At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, by wire transfer of immediately available funds (i) with a bank or trust company that is reasonably acceptable to the Company as may be designated by Parent at its own cost and expense (the "Paying Agent"), for the benefit of the holders of shares of Company Common Stock, immediately prior to the Effective Time (excluding any shares of Company Common Stock to be cancelled pursuant to Section 1.5(b)), cash in an amount sufficient for the Paying Agent to make payments under Sections 1.5(a) (such cash amount being hereinafter referred to as the "Exchange Fund") and (ii) in an account designated by Parent cash immediately available funds in an amount sufficient to make payments under Sections 1.6(a) and 1.6(b). The Paying Agent shall also act as the agent for the holders of shares of Company Common Stock for the purpose of holding the Certificates and shall obtain no rights or interests in the shares represented by such Certificates. The Exchange Fund shall, pending its disbursement to the holders of shares of Company Common Stock, be invested by the Paying Agent as directed by Parent or, after the Effective Time, the Surviving Corporation; provided that no such investment or losses shall affect the amounts payable to such holders and Parent shall promptly replace or cause to be replaced any funds deposited with the Paying Agent that are lost through any investment. Earnings from investments, subject to the immediately preceding proviso, shall be the sole and exclusive property of Parent and the Surviving Corporation; provided, further, that such investments shall be in short-term obligations of or guaranteed by the United States of America, in short-term commercial paper obligations rated A-l or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, deposit accounts with banks having a rating in high investment category granted by a recognized credit rating agency at the time of investment, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of investment. Except as contemplated by Section 2.4, the Exchange Fund shall not be used for any other purpose.

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2.2     Exchange Procedures.

(a)     Promptly after the Effective Time (but in no event later than five (5) Business Days following the Effective Time), Parent shall cause the Paying Agent to mail to each individual, partnership, joint venture, corporation, limited liability company, limited liability partnership, trust, unincorporated organization or other entity ("Person") who was at the Effective Time a holder of record of shares of Company Common Stock entitled to receive the Merger Consideration pursuant to Section 1.5(a) (i) a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates that formerly evidenced the shares of Company Common Stock shall pass, only upon proper delivery of such Certificates (or affidavits of loss in lieu thereof) to the Paying Agent, and which shall have such customary provisions with respect to delivery of an "agent's message" with respect to shares held in book-entry form as the Company and Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates pursuant to such letter of transmittal in exchange for the Merger Consideration (which instructions shall provide that, at the election of the surrendering holder, such Certificates (including, as applicable, any book-entry shares) may be surrendered and the Merger Consideration in exchange therefor collected by hand delivery), in each case in form and substance reasonably agreed to by Parent and the Company.

(b)     Upon (i) surrender to the Paying Agent of a Certificate for cancellation, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto or (ii) receipt of an "agent's message" by the Paying Agent, as applicable, in the case of shares held in book-entry form, and such other documents as may be reasonably required by the Paying Agent and reasonably approved by Parent and the Company, the holder of such Certificate (including, as applicable, book-entry shares) shall be entitled to receive in respect of each share previously represented thereby cash in the amount of the Merger Consideration, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or will accrue on any cash payable pursuant to Sections 1.5(a) or 1.6(a).

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(c)     If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be an obligation of payment that (i) the Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such Certificate surrendered or shall have established to the reasonable satisfaction of the Paying Agent that such tax either has been paid or is not payable.

(d)     Until surrendered as contemplated by this Section 2.2, each Certificate (including, as applicable, book-entry shares) shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration in respect of the number of shares previously represented thereby. From and after the Effective Time, holders of Certificates (including, as applicable, book-entry shares) shall cease to have any rights as stockholders of the Company, except as provided herein or by applicable Law.

2.3     Termination of Exchange Fund. Any portion of the Exchange Fund (including any interest or earnings from investments received with respect thereto) that remains undistributed to the holders of Company Common Stock (other than the Rollover Holders) twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation, upon demand by the Surviving Corporation, and any holder of Company Common Stock who has not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for payment of their respective claims for the Merger Consideration that may be payable upon due surrender of their Certificates, as determined pursuant to this Agreement (subject to abandoned property, escheat or other similar Laws), without any interest thereon and less any required withholding of taxes. Any amounts remaining unclaimed by such holders immediately prior to such time at which such amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto. Notwithstanding any provision of this Agreement to the contrary, none of Parent, the Surviving Corporation, the Paying Agent or any other Person shall be liable to any holder of a Certificate for Merger Consideration that was required to be delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law and was so delivered.

2.4     Withholding Rights. Each of the Surviving Corporation, Parent and the Paying Agent, without double counting, shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Company Common Stock such amount as any of them reasonably determines in good faith are required to be deducted and withheld with respect to the making of such payments under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts (a) shall be paid over to the appropriate Governmental Entity by the Surviving Corporation, Parent or the Paying Agent, as the case may be, and (b) to the extent so paid over, shall be conclusively treated for all purposes of this Agreement as having been paid to the holder of the Company Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation, Parent or the Paying Agent, as the case may be.

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2.5     Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable pursuant to this Agreement with respect to each share of Company Common Stock formerly represented by such Certificate; provided, however, the Surviving Corporation may, in its discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed Certificates to deliver an agreement of indemnification in a form reasonably satisfactory to the Surviving Corporation, or a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate alleged to have been lost, stolen or destroyed.

2.6     Transfer Books. The Merger Consideration paid in respect of shares of Company Common Stock upon the surrender for exchange of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock previously represented by such Certificates. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. Subject to Section 2.5, if, at any time after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article II.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the Company SEC Reports, other than disclosures in the Company SEC Reports contained in the "Risk Factors" and "Forward Looking Statements" sections or any other disclosures in the Company SEC Reports to the extent they are general, nonspecific, forward-looking or cautionary in nature, or (b) for any matters with respect to which Mr. Li has actual knowledge, the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1     Organization and Qualification.

(a)     Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its articles of incorporation, bylaws or other equivalent organizational documents. Each of the Company and the Subsidiaries is duly qualified or licensed to conduct business and is in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect, and no action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as deposition) ("Proceeding") has been instituted or to the Knowledge of the Company, threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification or licensing. True, complete and correct copies of the Articles of Incorporation of the Company as amended to date (the "Company Articles") and the Bylaws of the Company (the "Company Bylaws"), as in effect as of the date of this Agreement, have been publicly filed by the Company as part of the Company SEC Reports.

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(b)     As used in this Agreement, the term "Material Adverse Effect" means, with respect to the Company and its Subsidiaries, any circumstance, event, change, effect or development that, individually or in the aggregate together with all other circumstances, events, changes, effects or developments, has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets, liabilities, properties or business of the Company and its Subsidiaries, taken as a whole; provided, however, that a Material Adverse Effect shall not be deemed to include circumstances, events, changes, effects or developments arising out of, relating to or resulting from (i) changes or modifications in GAAP or regulatory accounting requirements or changes in Laws (or interpretations thereof) applicable to the Company or any of its Subsidiaries, (ii) changes, effects or circumstances in the industries or markets in which the Company or any of its Subsidiaries operates, (iii) changes in general business, economic, political or financial market conditions, (iv) changes in the financial, credit or securities markets in the United States, the PRC or any other country or region in the world, including changes in interest rates, credit availability, currency controls, foreign exchange rates and sovereign credit ratings, (v) the public disclosure of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated hereby, including, without limitation, any stockholder litigation relating to this Agreement; (vi) the identity of, or any fact or circumstance relating to, Parent or Merger Sub or any of their respective “controlling person” (as such term is defined under Rule 405 under the Securities Act), (vii) any change in the price of the Company Common Stock or trading volume as quoted on NASDAQ (it being understood that the underlying cause of such change in stock price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur), (viii) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, acts of God, natural disasters, epidemics or similar force majeure events; (ix) actions or omissions taken with the prior written consent or at the written request of the other Parties hereto or expressly required or permitted by this Agreement, (x) the failure by the Company or any of its Subsidiaries to meet any internal or industry estimates, expectations, forecasts, projections or budgets for any period (it being understood that the underlying cause of such failure may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur); (xi) any change or prospective change in the Company's credit ratings (it being understood that the underlying cause of such change or prospective change may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur); (xii) any change resulting or arising from the identity of, or any facts or circumstances relating to, Parent, Merger Sub or any of their respective Affiliates, or (xiii) any loss of, or change in, the relationship of the Company or any of its Subsidiaries, contractual or otherwise, with its brokers, customers, suppliers, vendors, lenders, employees, investors, or joint venture partners arising out of the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the announcement of any of the foregoing; provided, further, that in the case of the foregoing clauses (i), (ii) and (iii), the impact of such change, effect or occurrence is not disproportionately adverse to the Company and its Subsidiaries, taken as a whole, as compared to other companies in the industries in which the Company and its Subsidiaries operate.

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3.2     Subsidiaries. All of the Subsidiaries of the Company are set forth in the Company SEC Reports. Except as disclosed in the Company SEC Reports, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions ("Liens"), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid except as permitted under applicable Law, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities, except where the failure to own such shares free and clear would not reasonably be expected to have a Material Adverse Effect. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable Law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary. As used in this Agreement, the term "Subsidiary" means any entity in which the Company directly or indirectly, owns at least a majority of capital stock or holds at least a majority of equity or similar interest and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

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3.3     Authorization, Special Committee and Fairness.

(a)     The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to the Stockholder Approval, to consummate the transactions contemplated hereby, including the Merger. The execution and delivery of this Agreement by the Company and, subject to the Stockholder Approval or as set forth in Section 3.6 (Consents and Approvals), the consummation by it of the Merger and other transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and, except for the Stockholder Approval, no further action is required on the part of the Company in connection therewith. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent and Merger Sub) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by any applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity or the NASDAQ Global Market ("NASDAQ"), as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time ("Law").

(b)     The Special Committee is composed of three members of the Company Board who are not affiliated with Parent or Merger Sub and are not members of the Company's management. The Company Board, acting upon the unanimous recommendation of the Special Committee, has (i) determined that the Merger, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company and its stockholders (other than Parent, Merger Sub and their Affiliates, the Rollover Holders and the directors of the Company), (ii) approved and declared advisable this Agreement, the Merger and the other transactions contemplated hereby and (iii) subject to the terms of this Agreement (including Section 6.6) resolved to make the Company Board Recommendation to the holders of Company Common Stock. The Company Board, acting upon the unanimous recommendation of the Special Committee, has directed that this Agreement be submitted to the holders of Company Common Stocks for their approval.

(c)     The affirmative vote (in person or by proxy) of the holders of both (i) a majority of the outstanding shares of Company Common Stock and (ii) a majority of the outstanding shares of Company Common Stock not owned by Parent, Merger Sub or the Rollover Holders, at the Stockholders' Meeting or any adjournment or postponement thereof, in favor of the adoption of this Agreement (collectively, the "Stockholder Approval") are the only votes or approvals of the holders of any class or series of capital stock of the Company or any of its Subsidiaries which are necessary to adopt this Agreement and approve the Merger and the other transactions contemplated hereby.

3.4     No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and other transactions contemplated hereby in accordance with their terms do not and will not (a) assuming the Stockholder Approval is obtained, conflict with or violate any provision of the Company Articles or Company Bylaws, or the articles of incorporation, bylaws or other equivalent organizational documents of any Subsidiary of the Company, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (other than any Liens created as a result of any actions by Parent or Merger Sub) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (c) conflict with or result in a violation of any Law applicable to the Company or a Subsidiary, or by which any property or asset of the Company or a Subsidiary is bound or affected; except, in respect of clauses (b) and (c), for such conflict, breach, violation, default, loss, right or other occurrence which would not reasonably be expected to result in a Material Adverse Effect.

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3.5     Capitalization. The authorized capital stock of the Company consists of 247,500,000 shares of Company Common Stock and 2,500,000 shares of preferred stock, $0.001 par value per share ("Company Preferred Stock") of which, as of the date of this Agreement, (i) 24,371,872 shares of Company Common Stock and no shares of Company Preferred Stock are issued and outstanding; (ii) options to purchase 854,667 shares of Company Common Stock and 1,700,00 restricted stock units are granted and outstanding; and (iii) 854,667 shares of Company Common Stock are reserved for further issuance pursuant to the outstanding options of the Company and 1,700,000 shares of Company Common Stock are reserved for further issuance pursuant to the outstanding restricted stock units of the Company. Except as set forth in the Company SEC Reports or otherwise set forth herein, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. Except as disclosed in the Company SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Company Common Stock or Company Preferred Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Company Common Stock or Company Preferred Stock. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities Laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in the Company SEC Reports, there are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company's stockholders. As used in this Agreement, the term "Knowledge" means the actual knowledge of Mr. Jianquan Li, Chairman and Chief Executive Officer of the Company, and Mr. Xiuyuan Fang, Chief Financial Officer of the Company.

3.6     Consents and Approvals. Assuming that the Filings and Regulatory Approvals referred to in Section 4.4 are duly made and obtained, as applicable, and except for (a) the filing with the United States Securities and Exchange Commission (the "SEC") of a Proxy Statement in definitive form relating to the meeting of the Company's stockholders to be held in connection with adoption by the Company's stockholders of this Agreement and the transactions contemplated hereby (together with any supplements or amendments thereto, the "Proxy Statement") and a Schedule 13E-3, (b) the filing of the Articles of Merger with the Nevada Secretary of State pursuant to the NRS, (c) any Filings or Regulatory Approvals in connection with compliance with the rules of NASDAQ), and (d) such other Filings or Regulatory Approvals the failure of which to be made or obtained, as applicable, as would not reasonably be expected to have a Material Adverse Effect, no Filings with, or Regulatory Approvals from, any Governmental Entity are necessary in connection with the consummation by the Company of the Merger and the other transactions contemplated by this Agreement. As used in this Agreement, the term "Governmental Entity" means any federal, national, state, provincial or local, whether domestic or foreign, government or any court of competent jurisdiction, administrative agency or commission or other governmental, regulatory, self-regulatory or enforcement authority or instrumentality, whether domestic, foreign or supranational, the term "Filings" means filings of applications, notices, petitions, filings, registrations, declarations, submissions and other documentation with any Governmental Entity, and the term "Regulatory Approvals" means permits, consents, approvals, authorizations, clearances, exemptions, nonobjections, waivers or orders from any Governmental Entity.

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3.7     Company SEC Reports; Financial Statements.

(a)     The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act") since January 1, 2010 (such documents, including the exhibits thereto and documents incorporated by reference therein, and to the extent publicly available via the SEC's EDGAR system, being collectively referred to herein as the "Company SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such Company SEC Reports prior to the expiration of any such extension. As of the date of filing, in the case of Company SEC Reports filed pursuant to the Exchange Act (and to the extent such Company SEC Report was amended, then as of the date of filing of such amendment), and as of the date of effectiveness in the case of Company SEC Reports filed pursuant to the Securities Act (and to the extent such Company SEC Report was amended, then as of the date of effectiveness of such amendment), the Company SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the Company SEC Reports, as of the date of filing, in the case of Company SEC Reports filed pursuant to the Exchange Act (and to the extent such Company SEC Report was amended, then as to the date of filing of such amendment), and as of the date of effectiveness in the case of Company SEC Reports filed pursuant to the Securities Act (and to the extent such Company SEC Report was amended, then as of the date of effectiveness of such amendment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(b)     The consolidated financial statements of the Company included in the Company SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments and the exclusion of certain notes in accordance with the rules of the SEC.

3.8     Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Company SEC Reports to the date of this Agreement, except as specifically disclosed in a subsequent Company SEC Report filed prior to the date of this Agreement, or as expressly contemplated by this Agreement, (a) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) in excess of $5,000,000 other than (i) liabilities incurred in the ordinary course of business consistent with past practice, (ii) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in Filings made with the SEC, or (iii) liabilities that have been discharged or paid in full prior to the date of this Agreement, (c) the Company has not altered its method of accounting, (d) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (e) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the Company Plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the Merger or other transactions contemplated hereby or as disclosed in the Company SEC Reports, as of the date hereof no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their businesses, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities Laws that has not been publicly disclosed. For purposes of this Agreement, "Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

3.9     Legal Proceedings. Neither the Company nor any of its Subsidiaries is a party to any, and there are no pending or, to the Company's Knowledge, threatened in writing, Proceedings of any nature against the Company or any of its Subsidiaries or to which any of their material properties or assets is subject, that would reasonably be expected to result in a Material Adverse Effect. As of the date of this Agreement, there is no material judgment, order, injunction or decree ("Judgment") (other than those of general application that apply to similarly situated companies) outstanding against the Company, any of its Subsidiaries or any of their material properties or assets.

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3.10     Compliance.      Except with respect to Tax Status and Environmental Matters (which are the subjects of Section 3.20 and 3.21, respectively), neither the Company nor any Subsidiary (i) is in material default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or Governmental Entity, or (iii) is or has been in violation of any statute, rule or regulation of any Governmental Entity, including without limitation, (A) any Law applicable to its business, (B) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering Laws, rules or regulations, and (C) any Laws, rules or regulations related to health or safety, including those relating to the regulation of hazardous substances; except for any such default or violation in respect of clauses (i), (ii) or (iii), which would not reasonably be expected to result in a Material Adverse Effect.

3.11     Regulatory Permits. Except as would not be reasonably expected to result in a Material Adverse Effect, the Company and the Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Company SEC Reports ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any Material Permit.

3.12     Title to Assets. Except as would not be reasonably expected to result in a Material Adverse Effect, the Company and the Subsidiaries have valid land use rights for all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties, (iii) mechanics', carriers', workmen's, repairmen's, materialmen's or other Liens or security interests arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company or any of its Subsidiaries or that secure a liquidated amount that are being contested in good faith and by appropriate proceedings, (iv) leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions), (v) Liens imposed by applicable Law, (vi) pledges or deposits to secure obligations under workers' compensation Laws or similar legislation or to secure public or statutory obligations, (vii) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business, (viii) easements, covenants and rights of way (unrecorded and of record) and other similar restrictions such as record, zoning and building, in each case that do not adversely affect in any material respect the current use of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (ix) Liens securing indebtedness or liabilities that are reflected in the Company SEC Reports filed or furnished prior to the date of this Agreement, (x) matters which would be disclosed by an accurate survey or inspection of the real property which do not materially impair the occupancy or current use of such real property which they encumber, and (xi) outbound license agreements and non-disclosure agreements entered into in the ordinary course of business. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization, preference or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in equity or at law)) with which the Company and the Subsidiaries are in compliance.

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3.13     Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the Company SEC Reports and which the failure to so have or would reasonably be expected to have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the Intellectual Property Rights of any Person. To the Knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. No Intellectual Property Rights owned by the Company or any Subsidiary is subject to any Liens, and any outstanding order, Judgment or decree restricting or limiting in any material respect the use or licensing thereof by the Company or any Subsidiary. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

3.14     Insurance. Except as would not be reasonably expected to result in a Material Adverse Effect, (i) the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company deems adequate for the businesses in which the Company and the Subsidiaries are engaged and as is sufficient to comply with applicable Law, including, but not limited to, directors and officers insurance and (ii) neither the Company nor any Subsidiary is in breach or default, and neither the Company nor any Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, of any of such insurance policies. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.15     Contracts.

(a)     Except for this Agreement, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Company SEC Reports filed prior to the date hereof. Each "material contract" of the type described in this Section 3.15(a) is referred to herein as a "Company Contract."

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(b)     Except as would not be reasonably expected to result in a Material Adverse Effect, (i) each Company Contract is valid and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization, preference or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in equity or at law)), and is in full force and effect, (ii) as of the date of this Agreement, to the Knowledge of the Company, no other party to any Company Contract is in breach of or default under the terms of any Company Contract, and (iii) as of the date of this Agreement, to the Knowledge of the Company, the Company has not received any notice in writing from any person that such person intends to terminate any Company Contract.

3.16     Transactions With Affiliates and Employees. None of the officers or directors of the Company is presently a party to any transaction with the Company or any of its Subsidiaries which would be required to be reported under Item 404 of Regulation S-K promulgated under the Exchange Act with the Company or any Subsidiary (other than for services as officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, to the Knowledge of the Company, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner other than for (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) other employee benefits, including stock option agreements under any stock option plan of the Company.

3.17     Sarbanes-Oxley; Internal Accounting Controls. Since January 1, 2010 the Company has been in material compliance with all provisions of the United States Sarbanes-Oxley Act of 2002 which are applicable to it and the applicable listing and corporate governance rules and regulations of NASDAQ. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

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3.18     Company Information. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries for inclusion or incorporation by reference in (a) Schedule 13E-3 will, at the time such document is filed with the SEC, or at any time such document is amended or supplemented, contained any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make statements therein, in light of the circumstances under which they are made, not misleading, or (b) the Proxy Statement will, at the date it is first mailed to the stockholders of the Company or at the time of the meeting of stockholders for the purpose of considering and taking action upon this Agreement (the "Stockholders' Meeting"), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, the Company makes no representation with respect to statements made or incorporated by reference therein based on information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Schedule 13E-3 or the Proxy Statement.

3.19     Opinion. The Special Committee and the Company Board have received the opinion of William Blair & Company, L.L.C. to the effect that, as of the date of such opinion and based upon and subject to the matters set forth in such opinion, the consideration to be received by the holders of Company Common Stock (other than Parent, Merger Sub and their Affiliates, and the Rollover Holders) pursuant to the Merger is fair, from a financial point of view, to holders of Company Common Stock, other than Parent, Merger Sub and their Affiliates, the Rollover Holders and the directors of the Company It is understood and agreed that such opinion may not be relied on by Parent or Merger Sub.

3.20     Tax Status. Except for matters that would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and all such filed tax returns (taking into account all amendments thereto) are true, correct and complete in all material respects, and the Company and the Subsidiaries have complied with all applicable laws relating to the payment and withholding of all material amounts of tax and all material amounts of tax required to be withheld by the Company or any Subsidiary have been timely withheld and paid over to the appropriate Governmental Entity. The Company has no Knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Company SEC Reports are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. There are no Liens for material taxes (other than taxes not yet due and payable or taxes being contested in good faith) upon any of the assets of the Company or any Subsidiary.

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3.21     Environmental Matters. Except for matters that would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect, the Company and its Subsidiaries are in compliance with applicable Laws relating to (a) the protection of the environment, human health or natural resources, (b) the handling, use, disposal, release or threatened release of any hazardous substance and (c) pollution, contamination or any injury to Persons or property involving any hazardous substance ("Environmental Laws"). Neither the Company nor any Subsidiary has received from a Governmental Entity a request for information pursuant to section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar state or foreign statute, or any written notification alleging that it is liable for any release or threatened release of hazardous substances at any location, except with respect to any such notification or request for information concerning any such release or threatened release, to the extent such matter has been resolved with the appropriate foreign, federal, state or local regulatory authority or otherwise. Except as would not be reasonably expected to result in a Material Adverse Effect, there are no Proceedings pending before, or, to the Company's Knowledge, threatened in writing by, any Governmental Entity against the Company or its Subsidiaries relating to any noncompliance under Environmental Law and, to the Knowledge of the Company, there is no reasonable basis for any such Proceeding. There are no Judgments by or with any Governmental Entity which could reasonably be expected to result in any material liabilities or obligations under or in respect of any Environmental Law. Except as would not be reasonably expected to result in a Material Adverse Effect, to the Knowledge of the Company, there are no hazardous substances at any property (currently or formerly owned or leased or operated by the Company or any of its Subsidiaries) under circumstances which would reasonably be expected to result in liability to or claims against the Company or its Subsidiaries relating to any Environmental Law.

3.22     Foreign Corrupt Practices. Except as would not be reasonably expected to result in a Material Adverse Effect, neither the Company, nor any agent or other person acting on behalf of the Company, has violated in any material respect any provision of (a) any company contribution or bribery Laws, (b) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder or (c) any similar domestic or foreign Laws applicable to the Company.

3.23     OFAC. Except as would not be reasonably expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, employee, representative, agent or Affiliate of the Company or any of its Subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

3.24     Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

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3.25     Nevada Takeover Statutes. Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 4.16, the Company has taken all necessary action to ensure that no provisions of the Nevada general corporate law relating to transactions with control parties would adversely affect the ability of the Company (assuming the Merger receives stockholder approval) to consummate the transactions contemplated by this Agreement, including the Merger (for the avoidance of doubt, no representation or warranty is made with respect to any actions taken by or required from Mr. Jianquan Li and his Affiliates).

3.26     Broker's Fees. None of the Company or any of its Subsidiaries nor any of their officers, directors, employees or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Merger or any other transactions contemplated by this Agreement, other than William Blair & Company, L.L.C., the fees and expenses of which will be paid by the Company.

3.27     No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, none of the Company, its Affiliates or their Representatives makes any representation or warranty, express or implied, at law or in equity, with respect to the Company or its Subsidiaries or their businesses, assets or properties, or with respect to any other information provided to Parent, Merger Sub, their Affiliates or their Representatives in connection with the transactions contemplated hereby. None of the Company, its Affiliates or their Representatives will have or be subject to any liability or indemnification obligation to Parent, Merger Sub, their Affiliates or their Representatives resulting from the distribution, or making available, to such Persons, or such Persons' use of, any such information, including any documents, projections, forecasts or other materials made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. The Company hereby acknowledges that Parent and Merger Sub make no representations or warranties except for the representations and warranties contained in Article IV.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub, jointly and severally, hereby represents and warrants to the Company as follows:

4.1     Corporate Organization. (a) Each of Parent and Merger Sub is a corporation duly incorporated or otherwise organized, validly existing and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) under the Laws of the jurisdiction of its incorporation or organization and, except as would not have a Parent Material Adverse Effect, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted and is duly qualified or licensed to do business and is in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification or licensing. Neither Parent nor Merger Sub is in violation or default of any of the provisions of its articles of incorporation, bylaws or other equivalent organizational documents. As used in this Agreement, the term "Parent Material Adverse Effect" means any circumstance, event, change, effect or development that, individually or in the aggregate, prevents or materially impedes, interferes with, hinders or delays the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement on a timely basis, including the Merger (including the Financing).

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(b)     Parent has previously furnished to the Company a true and complete copy of the memorandum and articles of association of Parent and the articles of incorporation and bylaws of Merger Sub, in each case as amended to the date of this Agreement, and each as so delivered is in full force and effect. Neither Parent nor Merger Sub is in violation of its memorandum and articles.

(c)     Parent was formed solely for the purpose of engaging in the transactions contemplated hereby and has not conducted any business prior to the date of this Agreement and, prior to the Effective Time, will not have engaged in any business activities or conducted any operations and will have no assets, liabilities or obligations of any nature, other than pursuant to this Agreement, the Financing Documents, the Contribution Agreement and the Voting Agreements. As of the date hereof, the duly authorized share capital of Parent consists of $50,000 divided into 50,000 Parent Shares of a nominal or par value of $1.00 per share. As of the date hereof, all of the issued and outstanding capital stock of Parent is beneficially owned by Mr. Li and his Affiliates. At the Effective Time, all of the issued and outstanding capital stock of Parent will be beneficially owned directly or indirectly by the Rollover Holders.

4.2     Authorization. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the Merger. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the Merger and the transactions contemplated hereby, have been duly authorized by all necessary action on the part of each of Parent and Merger Sub, and no further action is required on the part of Parent or Merger Sub in connection therewith, subject in the case of consummation of the Merger to the filing of the Articles of Merger with the Nevada Secretary of State as required by NRS. The board of directors of each of Parent and Merger Sub has determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of their stockholders, and has adopted and approved this Agreement and the transactions contemplated hereby, including the Merger, and Parent, as the sole stockholder of Merger Sub, has approved to this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors' rights generally, (b) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by any applicable Law.

4.3     No Conflicts. The execution, delivery and performance of this Agreement by Parent or Merger Sub and the consummation by Parent or Merger Sub of the Merger and the other transactions contemplated hereby do not and will not (a) conflict with or violate any provision of the articles of incorporation, bylaws or other equivalent organizational documents of Parent or its Subsidiaries, or (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Parent or Merger Sub, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of Parent or Merger Sub or otherwise) or other understanding to which Parent or Merger Sub is a party or by which any property or asset of Parent or Merger Sub is bound or affected, or (c) conflict with or result in a violation of any Law applicable to Parent or Merger Sub, or by which any property or asset of Parent or Merger Sub is bound or affected.

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4.4     Consents and Approvals. Except for Filings required under and compliance with the applicable requirements of the Exchange Act and the NRS, no Filings with, or Regulatory Approvals from, any Governmental Entity are necessary in connection with the consummation by Parent or Merger Sub of the Merger and the other transactions contemplated by this Agreement.

4.5     Operation and Ownership of Merger Sub. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and, prior to the Effective Time, will not have engaged in any business activities or conducted any operations, other than pursuant to this Agreement. Parent owns, beneficially and of record, all of the outstanding shares of Merger Sub Common Stock, free and clean of all Liens.

4.6     Legal Proceedings. There is no Proceeding pending or, to the knowledge of Parent or Merger Sub, threatened in writing against Parent, Merger Sub or any of their respective Affiliates that would reasonably be expected to have a Parent Material Adverse Effect. There is no Judgment outstanding against Parent, Merger Sub or any of their respective Affiliates or their respective properties that would reasonably be expected to have a Parent Material Adverse Effect.

4.7     Parent Information. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub or any of its Subsidiaries for inclusion or incorporation by reference in (a) Schedule 13E-3 will, at the time such document is filed with the SEC, or at any time such document is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or (b) the Proxy Statement will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.8     Financing; Equity Rollover.

(a)     Parent will have available at the Effective Time sufficient cash and cash equivalent resources, together with available Company cash, to consummate the transactions contemplated by this Agreement, including the Merger, and to pay all reasonable related fees and expenses, including legal, accounting, and advisory fees and expenses. Parent has delivered to the Company a true, complete and correct copy, as of the date hereof, of (i) an executed debt commitment letter (the "Commitment Letter") from DBS Bank Ltd., Hong Kong Branch (the "Lender") to Parent, pursuant to which the Lender has committed, subject to the terms and conditions thereof, to provide debt financing in the amount set forth therein (the "Financing"), and (ii) the executed Contribution Agreement. The Commitment Letter and Contribution Agreement shall be referred to as "Financing Documents" hereunder. (x) As of the date hereof, the Commitment Letter is in full force and effect and is a legal, valid and binding obligation of Parent and, to the knowledge of Parent and Merger Sub, of the other parties thereto, and (y) the Contribution Agreement is in full force and effect and is a legal, valid and binding obligation of, Parent and the other parties thereto. The Commitment Letter has not and will not be amended or modified, except as consistent with Section 6.8, and the commitment contained in the Commitment Letter has not been withdrawn or rescinded in any respect as of the date hereof. The Contribution Agreement has not been and will not be amended or modified.

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(b)     No event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach under the Contribution Agreement or the Commitment Letter on the part of Parent or, to the knowledge of Parent and Merger Sub, any other parties thereto or that would otherwise excuse or permit the Lender or Mr. Li to refuse to fund their respective obligations under the Financing Documents to which it is a party. Subject to the accuracy of the representations and warranties of the Company set forth in Article III hereof and the satisfaction of the conditions set forth in Sections 7.1 and 7.3 hereof, (i) neither Parent nor Merger Sub has any reason to believe that (x) it will be unable to satisfy on a timely basis each and every term or condition of closing to be satisfied by it in any of the Financing Documents on or prior to the Closing Date or (y) it will be in violation or default of any of the provisions of any of the Financing Documents, and (ii) the net proceeds contemplated by the Commitment Letter, together with available Company cash, will be sufficient for Parent and Merger Sub to pay the Merger Consideration in accordance with Section 1.5 and Section 1.6 and all reasonable related fees and expenses, including legal, accounting, and advisory fees and expenses, required to be paid by Parent, Merger Sub and the Surviving Corporation in connection with the Merger and the Financing. The Commitment Letter is not subject to any conditions or other contingencies other than as expressly set forth therein as in effect on the date hereof, and all commitments and other fees required to be paid under the Commitment Letter prior to the date hereof have been paid. There are no conditions precedent related to the contribution of Rollover Shares to Parent or issuance of new shares of Holdco contemplated by the Contribution Agreement other than as expressly set forth therein or contemplated thereby.

(c)     There are no side letters or other Contracts or arrangements (written or oral) related to the funding or investing, applicable, of the Financing other than as expressly set forth or contemplated in the Commitment Letter and this Agreement. There are no side letters or other Contracts or arrangements (written or oral) related to the contribution of Rollover Shares to Parent or issuance of new shares of Holdco other than as expressly set forth in or contemplated by the Contribution Agreement and this Agreement. As used in this Agreement, the term "Contract" means any note, bond, mortgage, indenture, lease, license, permit, concession, franchise, contract, agreement, arrangement, plan or other instrument, right or obligation.

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4.9     Broker's Fees. Neither Parent or any of its Subsidiaries nor any of their respective officers, directors, employees or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Merger or any other transactions contemplated by this Agreement.

4.10     Ownership of Shares. Other than the Rollover Shares, neither Parent nor Merger Sub nor any of Parent’s Affiliates owns (directly or indirectly, beneficially or of record) any shares of Company Common Stock or holds any rights to acquire or vote any shares of Company Common Stock except pursuant to this Agreement and the Voting Agreement.

4.11     Vote/Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve the transactions contemplated hereby, including the Merger. The approval of Parent as the sole stockholder of Merger Sub (which shall have occurred prior to the Effective Time) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement and the Merger and the other transactions contemplated hereby.

4.12     Certain Arrangements. Parent has disclosed to the Company all Contracts (a) between or among, Parent, Merger Sub, the Guarantor or any of their respective Affiliates, on the one hand, and any stockholder, member of the Company Board, officer or employee of the Company, on the other hand relating to this Agreement, the Merger or any other transactions contemplated by this Agreement, or the ownership or operation of Parent, Merger Sub, the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) or (b) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different form or amount than the Merger Consideration. Other than the Voting Agreement and Contribution Agreement, there are no Contracts pursuant to which any stockholder of the Company has agreed to vote to approve the Merger or has agreed to vote against any Superior Proposal).

4.13     Buyer Group Contracts. Parent has delivered to the Company a true, correct and complete copy of: (a) the Contribution Agreement, and (b) the Voting Agreement (collectively, the "Buyer Group Contracts"), including all amendments thereto or modifications thereof. Other than the Buyer Group Contracts, there are no side letters or other oral or written Contract relating to the transactions contemplated hereby between two or more of the following persons: each of Parent, Merger Sub and the Guarantor or any of their respective Affiliates. Each of the Buyer Group Contracts shall be in full force and effect as of the date of the Agreement and is and shall remain a legal, valid and binding obligation of Parent and other parties thereto for so long as each of the Buyer Group Contracts is in full force and effect. Unless amended or modified with prior written consent of the Company, the Buyer Group Contracts have not been nor will they be amended or modified.

4.14     Solvency of Parent and the Surviving Corporation. Immediately following the Effective Time and after giving effect to the Merger and taking into account the financing and related transaction costs necessary in order to consummate the Merger, Parent, the Surviving Corporation and each of its Subsidiaries will not (a) be insolvent (either because their respective financial conditions are such that the sum of their debts is greater than the fair market value of their assets or because the fair saleable value of their assets is less than the amount required to pay their probable liability on their existing debts as such debts mature); (b) have unreasonably small capital with which to engage in the business of the Company as conducted immediately prior to the consummation of the Merger; or (c) have incurred debts beyond their ability to pay such debts as such debts become due, taking into account the timing of and amounts of cash to be received by them and the timing of and amounts of cash to be payable on or in respect of their respective indebtedness, in each case after giving effect to the transactions contemplated by this Agreement.

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4.15     Nevada Takeover Statutes. Neither Parent nor Merger Sub has any reason to believe that any of the requirements or restrictions of the Nevada takeover laws would apply to prevent the consummation of any of the transactions contemplated hereby, including the Merger. Neither Parent nor Merger Sub is, or have been, the beneficial owner (as such term is defined in NRS 78.414) of ten (10)% or more of the total outstanding shares of Company Common Stock and, except as a result of the Contribution Agreement and Voting Agreement, neither Parent nor Merger Sub will acquire beneficial ownership of such shares of Company Common Stock until the Merger is consummated.

4.16     Non-Reliance on Company Estimates. The Company has made available to Parent and Merger Sub, and may continue to make available, certain estimates, projections, forecasts, plans and budgets for the business of the Company and its Subsidiaries. Each of Parent and Merger Sub acknowledges that these estimates, projections, forecasts, plans and budgets and the assumptions on which they are based were prepared for specific purposes and may vary significantly from each other. Further, each of Parent and Merger Sub acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets), and that neither Parent nor Merger Sub is relying on any estimates, projections, forecasts, plans or budgets furnished by the Company, its Subsidiaries or their respective Affiliates and Representatives, and, absent fraud or willful misconduct on the part of the Company, neither Parent nor Merger Sub shall, and shall cause its Affiliates and their respective Representatives not to, hold any such Person liable with respect thereto.

4.17     No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, none of Parent, Merger Sub, their Affiliates or their respective Representatives makes any representation or warranty, express or implied, at law or in equity, with respect to Parent or Merger Sub or their respective businesses, assets or properties, or with respect to any other information provided to the Company, its Affiliates or their respective Representatives in connection with the transactions contemplated hereby. None of Parent, Merger Sub, their Affiliates or their Representatives will have or be subject to any liability or indemnification obligation to the Company, its Affiliates or their Representatives resulting from the distribution, or making available, to such Persons, or such Persons' use of, any such information, including any documents, projections, forecasts or other materials made available in certain "data rooms" or management presentations in connection with the transactions contemplated by this Agreement.

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ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1     Conduct of Business Prior to the Effective Time. Except as expressly contemplated by or permitted by this Agreement, as required by applicable Law or with the written consent of Parent (which consent shall not be unreasonably conditioned, withheld or delayed), during the period from the date of this Agreement to the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, the Company shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the ordinary course consistent with past practice in all material respects and (b) use reasonable best efforts to maintain and preserve substantially intact its business organization and present business relationships with key customers and suppliers and keep available the services of current key officers and employees; provided, however, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 5.2(a) shall be deemed a breach of this sentence unless such action constitutes a breach of such provision of Section 5.2(a).

5.2     Company Forbearances.

(a)     During the period from the date of this Agreement to the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except as expressly contemplated by or permitted by this Agreement or as required by applicable Law or a Governmental Entity, the Company shall not, and shall not permit any of its Subsidiaries to, without the written consent of Parent (which consent shall not be unreasonably conditioned, withheld or delayed):

(i)     issue, sell, pledge, dispose, encumber, grant, or authorize any shares of Company Common Stock or any other capital stock of the Company or its Subsidiaries (other than in connection with the exercise of options to purchase Company Common Stock or restricted stock units outstanding on the date hereof on the terms in effect on the date hereof);

(ii)     (A) make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock (other than dividends from its wholly owned Subsidiaries to it or another of its wholly owned Subsidiaries) or (B) directly or indirectly adjust, split, combine, redeem, reclassify, repurchase or otherwise acquire any shares of its stock (other than repurchases of common stock in the ordinary course of business to satisfy obligations under equity incentive, deferred compensation, employee benefit plans or other similar plans or arrangements);

(iii)     sell, transfer, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, business or properties in excess of US$5,000,000, except for sales, transfers, mortgages, encumbrances or other dispositions or discontinuances in the ordinary course of business;

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(iv)     acquire (including by merger, consolidation or acquisition of stock or assets) all or any portion of the assets, business, deposits or properties of any other entity in excess of US$5,000,000 other than in the ordinary course of business;

(v)     amend or otherwise change the Company Articles or the Company Bylaws or amend or otherwise change the equivalent governing documents of any of the Subsidiaries of the Company;

(vi)     implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or applicable regulatory accounting requirements or as a result of a change in Law;

(vii)     grant any material increases in the compensation of any of its or its Subsidiaries' directors or executive officers, except as otherwise required by applicable Law;

(viii)     (A) grant or increase any severance, change in control, termination or similar compensation or benefits payable to any director, officer or employee, (B) accelerate the time of payment or vesting of, or the lapsing of restrictions with respect to, or fund or otherwise secure the payment of, any compensation or benefits under any Company Plans except as permitted under Section 1.6, (C) enter into, terminate or materially amend any Company Plans (or any plan, program, agreement, or arrangement that would constitute a Company option or restricted stock unit plan if in effect on the date hereof) except as permitted under Section 1.6, (D) enter into any employment agreement with any officer or employee of the Company or any Subsidiary of the Company, (E) establish, adopt, enter into or amend any collective bargaining agreement, plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of the Company or its Subsidiaries or any of their beneficiaries, or (F) issue or grant any options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Company Common Stock or Company Preferred Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Company Common Stock or Company Preferred Stock;

(ix)     incur or guarantee any long-term indebtedness for borrowed money;

(x)     enter into, terminate, modify or amend any Company Contract that calls for annual aggregate payments of US$5,000,000 or more with a term longer than one (1) year which cannot be terminated without material penalty upon notice of ninety (90) days or less, other than in the ordinary course of business; or

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(xi)     authorize or agree to take any of the actions prohibited by this Section 5.2(a).

(b)     Notwithstanding anything in Section 5.2(a) or otherwise in this Agreement to the contrary, nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company's or its Subsidiaries' operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

5.3     Parent Forbearances. During the period from the date of this Agreement to the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except as expressly contemplated by or permitted by this Agreement or as required by applicable Law, Parent shall not, and shall not permit any of its Subsidiaries to, without the written consent of Special Committee (on behalf of the Company, which consent shall not be unreasonably conditioned, withheld or delayed), take, or agree to take, any action that would reasonably be expected to (a) adversely affect or materially hinder or delay the ability of Parent or Merger Sub to obtain any requisite Regulatory Approvals or to perform its covenants and agreements under this Agreement or (b) result in any of the conditions to effect the Merger becoming incapable of being satisfied or (c) otherwise, individually or in the aggregate, have a Parent Material Adverse Effect.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1     Proxy Statement and Schedule 13E-3; Stockholder Approval.

(a)     Subject to Section 6.6, promptly following the date hereof, the Company shall, with the assistance and cooperation of Parent and Merger Sub, prepare and cause to be filed with the SEC the Proxy Statement relating to the Stockholders' Meeting and the Company and Parent shall jointly prepare and cause to be filed with the SEC the Schedule 13E-3. Each of the Company and Parent shall, and shall cause its Subsidiaries and Representatives to, provide such information specifically for inclusion or incorporation by reference in the Proxy Statement and Schedule 13E-3 as may be necessary or appropriate so that, at the date it is first mailed to the Company's stockholders and at the time of the Stockholders' Meeting or filed with the SEC (as applicable), the Proxy Statement and Schedule 13E-3 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Each of the Parties shall use its reasonable best efforts so that the Proxy Statement and Schedule 13E-3 will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. If at any time prior to the Effective Time any information relating to Parent, Merger Sub or the Company or any of their respective Affiliates, officers or directors should become known to Parent, Merger Sub or the Company which should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13E-3, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company. The Company agrees to promptly (i) notify Parent of the receipt of any comments from the SEC with respect to the Proxy Statement or Schedule 13E-3 and of any request by the SEC for amendments of, or supplements to, the Proxy Statement or Schedule 13E-3, and (ii) provide Parent with copies of all written correspondence between such Party and the SEC with respect to the Proxy Statement and Schedule 13E-3. Prior to filing or mailing (as applicable) the Proxy Statement and Schedule 13E-3 (or any amendment of supplement thereto), or responding to any comments from the SEC with respect thereto, Parent and its counsel shall be given a reasonable opportunity to review and comment on the Proxy Statement, Schedule 13E-3 and any proposed responses to any SEC comments or communications, and the Company shall consider all additions, deletions or changes suggested thereto by Parent and its counsel in good faith. Each of the Company and Parent shall use its reasonable best efforts to resolve all comments from the SEC with respect to the Proxy Statement and Schedule 13E-3 as promptly as reasonably practicable.

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(b)     Subject to Section 6.6, as promptly as reasonably practicable after the Proxy Statement and Schedule 13E-3 shall have been cleared by the SEC, the Company shall (i) establish a record date for, duly call, give notice of, convene and hold the Stockholders' Meeting and (ii) mail a Proxy Statement to the holders of Company Common Stock as of the record date established for the Stockholders' Meeting; provided that the Company shall not be required to mail the Proxy Statement on or before the Go-Shop Period End Date. Subject to Section 6.6(d), the Company shall include in the Proxy Statement the Company Board Recommendation that the Company's stockholders adopt this Agreement and use its reasonable best efforts to obtain Stockholder Approval.

6.2     Reasonable Best Efforts.

(a)     The Parties shall cooperate with each other, and shall cause each of their respective Subsidiaries or Representatives to, as the case may be, (i) promptly prepare and file all Filings with Governmental Entities that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement (including the Merger); and (ii) use its reasonable best efforts promptly to (A) obtain all Regulatory Approvals of all Governmental Entities, and to comply with the terms and conditions thereof, including (1) consulting and cooperating with the other Party in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals to be made or submitted by or on behalf of such Party in connection with proceedings relating to or arising out of such transactions; (2) providing the other Party prior notice of any proposed substantive communication, or any proposed understanding, undertaking or agreement, with any Governmental Entity relating to such transactions or any investigations or other inquiries relating thereto, and not participating independently in any meeting, engaging in any such substantive communication or furthering any such understanding, undertaking or agreement without giving the other Party prior notice thereof and, unless prohibited by such Governmental Entity, a reasonable opportunity to participate therein; and (3) keeping the other Party fully apprised of the status of matters relating to completion of such transactions; and (B) take, or cause to be taken, all actions, and do, or cause to be done, all other things necessary, proper or advisable under applicable Law or otherwise consummate and make effective the transactions contemplated by this Agreement in the most expeditious manner practicable (and, in any event, by no later than the Termination Date). Each Party shall furnish all information reasonably required for any Filing to be made pursuant to this Section 6.2 and shall have the right to review in advance, and each will consult the other on, in each case subject to applicable Laws relating to the confidentiality of information, all of the information relating to such Party or any of its Subsidiaries or Representatives, or otherwise relating to the transactions contemplated by this Agreement, that appears in any such Filing made with, or other written materials submitted to, any Governmental Entity in connection with the transactions contemplated by this Agreement.

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(b)     No Party shall consent to any voluntary delay of the consummation of the transactions contemplated by this Agreement at the request of any Governmental Entity without the consent of the other Parties to this Agreement.

6.3     Access to Information.

(a)     From the date hereof until the earlier of the Effective Time or the date on which this Agreement is terminated pursuant to Section 8.1, upon reasonable written notice and subject to applicable Laws relating to the confidentiality of information or requirements of Governmental Entities, the Company shall, and shall cause each of its Subsidiaries to, afford Parent's Representatives reasonable access, during normal business hours, upon reasonable advance notice in writing, to all of its properties, books, contracts, commitments, analyses, projections, plans and records, and, during such period, each of Parent and the Company shall, and shall cause its Subsidiaries to, make available to the other Party (a) to the extent not publicly available, a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities Laws and (b) all other information concerning its business, properties and personnel as the other Party may reasonably request in writing. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by the employees of the Company or its Subsidiaries of their normal duties. Neither the Company, nor Parent, nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would (i) jeopardize the attorney-client or other privilege of such Party or such Subsidiaries, (ii) contravene any applicable Law or requirements of Governmental Entities or binding agreement entered into prior to the date of this Agreement, (iii) be reasonably likely to result in antitrust difficulties for the Company (or any of its Affiliates), or (iv) to the extent the Company determines in good faith, disclose trade secrets of the Company or its Subsidiaries.

6.4     Indemnification; Advancement of Expenses; Exculpation and Insurance.

(a)     Parent shall, and shall cause the Surviving Corporation to, assume the obligations with respect to all rights to indemnification, advancement of expenses and limitations on, or exculpation from, liabilities, for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matter in connection with the transactions contemplated by this Agreement), now existing in favor of the current or former directors, officers or employees of the Company or any of its Subsidiaries or fiduciaries of the Company or any of its Subsidiaries under benefit plans of the Company and its Subsidiaries (collectively, the "Indemnified Parties"), as provided in the Company Articles or the Company Bylaws (or equivalent organizational documents of the Company's Subsidiaries) or in any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries, without further action, as of the Effective Time, and such obligations shall survive the Merger and shall continue in full force and effect in accordance with their terms. Without limiting the foregoing, Parent shall cause the articles of incorporation and bylaws and indemnification or similar agreements of the Surviving Corporation (or any successor) to contain provisions no less favorable to the Indemnified Parties with respect to rights to indemnification, advancement of expenses and limitations on, or exculpation from, liabilities, for acts or omissions than are set forth as of the date of this Agreement in the Company Articles and the Company Bylaws and indemnification or similar agreements in effect as of the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnified Parties, unless such modification shall be required by applicable Law.

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(b)     Without limiting the provisions of Section 6.4(a), following the Effective Time, Parent shall, and shall cause the Surviving Corporation to, jointly and severally indemnify and hold harmless each Indemnified Party, and any Person who becomes an Indemnified Party between the date hereof and the Effective Time, against any costs or expenses (including reasonable attorneys' fees and expenses), judgments, fines, losses, claims, damages or liabilities and amounts paid in settlement incurred in connection with any actual or threatened Proceeding, whether civil, criminal, administrative or investigative, arising out of or pertaining to (i) the fact that the Indemnified Party is or was a director, officer or employee of the Company or any of its Subsidiaries or (ii) matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated by this Agreement), to the fullest extent permitted by applicable Law (and Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law); provided that if required by applicable Law, the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification. Notwithstanding anything to the contrary contained in this Agreement, Parent shall not (and Parent shall cause the Surviving Corporation and its other Subsidiaries not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any Proceeding, unless such settlement, compromise, consent or termination includes an unconditional release of all of the Indemnified Parties covered by such Proceeding from all liability arising out of such Proceeding, and does not include an admission of fault or wrongdoing by any Indemnified Party, and the Surviving Corporation shall cooperate in the defense of any such matter.

(c)     Except as provided below, for at least six (6) years after the Effective Time, (i) Parent shall, and shall cause the Surviving Corporation and its other Subsidiaries to, maintain in full force and effect, on terms and conditions no less advantageous to the Indemnified Parties, or any other Person entitled to the benefit of this Section 6.4, as applicable, than, the existing directors' and officers' liability insurance and fiduciary insurance maintained by the Company as of the date of this Agreement, covering, without limitation, claims arising from facts or events that occurred on or before the Effective Time, including the transactions contemplated hereby (provided that Parent or the Surviving Corporation, as applicable, shall not be required to pay an annual premium for such insurance in excess of two hundred and fifty percent (250%) of the aggregate annual premiums currently paid by the Company on an annualized basis (the "D&O Premium"), but in such case shall purchase as much of such coverage as possible for such amount); and (ii) Parent shall not, and shall not permit the Surviving Corporation or its other Subsidiaries to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time. In lieu of such insurance, prior to the Effective Time, the Company may, following consultation with Parent, purchase a six (6) year "tail" prepaid policy on such terms and conditions (provided that the premium for such "tail" policy shall not exceed an amount equal to the D&O Premium), in which event Parent shall cease to have any obligations under the first sentence of this Section 6.4(c).

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(d)     The obligations of Parent and the Surviving Corporation and its other Subsidiaries under this Section 6.4 shall not be terminated or modified by such parties in a manner so as to adversely affect any Indemnified Party, or any other Person entitled to the benefit of this Section 6.4, to whom this Section 6.4 applies, without the consent of the affected Indemnified Party or such other Person, as the case may be. If Parent or the Surviving Corporation or any of their respective Subsidiaries or any of their respective successors or assigns shall (i) consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall succeed to and assume all of the obligations set forth in this Section 6.4.

(e)     The provisions of this Section 6.4 shall survive the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation and their respective Subsidiaries, and are (i) intended to be for the benefit of, and will be enforceable by, each Indemnified Party and each other Person entitled to the benefit of this Section 6.4, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

6.5     Stock Exchange Delisting. Parent shall use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of NASDAQ to cause the delisting of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

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6.6     Change of Recommendation.

(a)     Notwithstanding any other provision of this Agreement to the contrary, from the date of this Agreement until 11:59 p.m. New York City time on the date which is forty (40) days after the date of this Agreement (the "Go-Shop Period End Date"), the Company and its Subsidiaries and their respective directors, officers, employees, advisors, representatives or agents (collectively, "Representatives") shall have the right (acting under the direction of the Special Committee) to directly or indirectly (i) initiate, solicit and encourage Alternative Transaction Proposals from any third Party, including by way of public disclosure and by way of providing access to non-public information to any Person (each a "Solicited Person") pursuant to one or more customary confidentiality agreements containing terms at least as restrictive with respect to such Solicited Person as the terms contained in Section 9.9 are with respect to Parent; provided, that the Company shall promptly provide to Parent any material non-public information concerning the Company or its Subsidiaries that it has provided to any Solicited Person given such access which was not previously provided to Parent; and (ii) enter into and maintain discussions or negotiations with respect to Alternative Transaction Proposals or otherwise cooperate with, assist or participate in, facilitate, or take any other action in connection with any such inquiries, proposals, discussions or negotiations. The Company shall immediately cease any discussions with any Person (other than Parent and any Excluded Party) that are ongoing as of the Go-Shop Period End Date and that relate, or may reasonably be expected, to lead to an Alternative Transaction Proposal, except as otherwise expressly provided in Sections 6.6(b) and 6.6(c). The Company agrees that, after the Go-Shop Period End Date until the earlier of the Effective Time or the date on which this Agreement is terminated pursuant to Section 8.1 hereof, it shall not, nor shall it authorize or permit any of its Subsidiaries or any of its or their respective Representatives to, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly induce an Alternative Transaction Proposal; (ii) provide any material non-public information concerning the Company or its Subsidiaries to any Person in connection with an Alternative Transaction Proposal; or (iii) engage in any discussions or negotiations with any third Party concerning an Alternative Transaction Proposal. Notwithstanding the foregoing, the Company may take and continue to take any of the actions described in Section 6.6(a) and, subject to Section 6.6(d), from and after the Go-Shop Period End Date with respect to any Solicited Person that, prior to the Go-Shop Period End Date, has made a bona fide Alternative Transaction Proposal that the Company Board and the Special Committee determines in good faith (after consultation with the Company's outside financial and legal advisors) no later than the Go-Shop Period End Date, constitutes or would reasonably be expected to result in a Superior Proposal (each such Solicited Person, an "Excluded Party"). Immediately after the Go-Shop Period End Date, other than with respect to Persons who at the Go-Shop Period End Date are Excluded Parties, the Company agrees that it shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated any existing discussions or negotiations with any third party conducted heretofore with respect to any Alternative Transaction Proposal (except with respect to the transactions contemplated by this Agreement).

(b)     Notwithstanding anything to the contrary contained in Section 6.6(a), in the event that, from the Go-Shop Period End Date to the receipt of Stockholder Approval, the Company receives an unsolicited written Alternative Transaction Proposal, then the Company may take the following actions:

(i)     contact the Person who has made such Alternative Transaction Proposal to clarify and understand the terms and conditions thereof to the extent the Special Committee shall have determined in good faith that such contact is necessary to determine whether such Alternative Transaction Proposal constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal;

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(ii)     furnish information concerning the Company and its Subsidiaries to the Person making such Alternative Transaction Proposal (and its respective Representatives) pursuant to a customary confidentiality agreement containing terms at least as restrictive with respect to such Person as the terms contained in Section 9.9 are with respect to Parent; and

(iii)     engage in discussions or negotiations (including, as a part thereof, making counterproposals) with such Person (and its Representatives) with respect to such Alternative Transaction Proposal; provided, however, that the Company shall promptly (and in any event, within twenty-four (24) hours) provide or make available to Parent any material non-public information concerning the Company or any of the Subsidiaries that is provided to the Person making such Alternative Transaction Proposal or its Representatives which was not previously or concurrently provided or made available to Parent;

provided that prior to taking any action described in Section 6.6(b)(ii) or Section 6.6(b)(iii) above, the Special Committee shall have determined in good faith (after consultation with the Company's outside financial and legal advisors) that such Alternative Transaction Proposal constitutes or could reasonably be expected to result in a Superior Proposal.

(c)     Following the Go-Shop Period End Date, the Company shall promptly (and in any event within thirty-six (36) hours) advise Parent, orally or in writing, of (i) any Alternative Transaction Proposal, (ii) any initial request for non-public information concerning the Company or any of its Subsidiaries related to, or from any Person or group who would reasonably be expected to make an Alternative Transaction Proposal or (iii) any initial request for discussions or negotiations related to any Alternative Transaction Proposal, in each case of this clause (i), (ii) and (iii) received after the Go-Shop Period End Date, and in connection with such notice, provide the material terms and conditions thereof and the identity of the Person making such Alternative Transaction Proposal or request. The Company shall keep Parent informed in all material respects of the status and details (including material amendments to the terms thereof) of such Alternative Transaction Proposal or request received after the Go-Shop Period End Date.

(d)     Except as otherwise provided in this Agreement, the Company Board shall not (i) (A) withdraw (or modify in a manner adverse to Parent and Merger Sub), or propose publicly to withdraw (or modify in a manner adverse to Parent and Merger Sub), the Company Board Recommendation or (B) adopt, approve or recommend, or propose publicly to adopt, approve or recommend, any Alternative Transaction Proposal (any action in this clause (i) being referred to as a "Change of Recommendation") or (ii) adopt, approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement constituting or related to, or that would reasonably be expected to result in, any Alternative Transaction Proposal (other than a confidentiality agreement referred to in Section 6.6(a)(i)). Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of Stockholder Approval, (A) if the Special Committee determines in good faith (after consultation with the Company's outside legal advisors) that the failure to do so would be inconsistent with its fiduciary duties under applicable Law, then the Company Board, acting upon the unanimous recommendation of the Special Committee, may make a Change of Recommendation and terminate this Agreement in accordance with Section 8.1(d)(ii); and (B) if the Company Board determines in good faith (after consultation with the Company's outside financial and legal advisors) that an Alternative Transaction Proposal which did not result from a breach of Section 6.6(b) constitutes a Superior Proposal, then the Company may enter into a definitive written agreement with respect to such Superior Proposal and terminate this Agreement in accordance with Section 8.1(d)(ii).

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(e)     The Company shall not be entitled to effect a Change of Recommendation or terminate this Agreement as permitted under Section 6.6(d) unless (i) the Company has provided written notice (a "Notice of Superior Proposal") at least five (5) Business Days in advance to Parent and Merger Sub advising Parent that the Company Board intends to make a Change of Recommendation or enter into a definitive written agreement with respect to such Superior Proposal, as applicable, and specifying the reasons therefor, including in the case of a Superior Proposal the terms and conditions of such Superior Proposal that is the basis of the proposed action by the Company Board (including the identity of the third party making the Superior Proposal and any financing materials related thereto, if any), (ii) with respect to an Alternative Transaction Proposal received after the Go-Shop Period End Date, the Company has provided a Notice of Superior Proposal to Parent, and during the five (5) Business Day period following Parent's and Merger Sub's receipt of the Notice of Superior Proposal, the Company shall, and shall cause its Representatives to, negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) to make such adjustments in the terms and conditions of this Agreement and the Financing Documents so that such Superior Proposal ceases to constitute a Superior Proposal; and (iii) following the end of the five (5) Business Day period, the Company Board and the Special Committee shall have determined in good faith, taking into account any changes to this Agreement and the terms of the Financing proposed in writing by Parent and Merger Sub in response to the Notice of Superior Proposal or otherwise, that the Superior Proposal giving rise to the Notice of Superior Proposal continues to constitute a Superior Proposal. Any material amendment to the financial terms or any other material amendment of such Superior Proposal shall require a new Notice of Superior Proposal and the Company shall be required to comply again with the requirements of this Section 6.6(f); provided that references above in this Section 6.6(f) to five (5) Business Days shall be change to references to three (3) Business Days.

(f)     Nothing in this Agreement shall restrict the Company from issuing a "stop, look and listen" communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act or taking or disclosing to its stockholders any position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or from making any other disclosure to its stockholders to comply with applicable Law; provided that, subject to the Company's right under Section 6.6(d), the Company Board shall expressly reaffirm the Company Board Recommendation in such disclosure.

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(g)     As used in this Agreement, the following terms shall have the following meanings:

(i)     As used in this Agreement, the term "Alternative Transaction Proposal" means any proposal or offer made by any Person (other than Parent, Merger Sub or any Affiliate thereof) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (A) beneficial ownership (as defined under section 13(d) of the Exchange Act) of fifteen percent (15%) or more of any class of equity securities of the Company pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, tender offer, exchange offer or similar transaction or (B) any one or more assets or businesses of the Company and its Subsidiaries that constitute fifteen percent (15%) or more of the revenues or assets of the Company and its Subsidiaries, taken as a whole.

(ii)     As used in this Agreement, the term "Superior Proposal" means a written Alternative Transaction Proposal (provided that for purposes of this definition, references to "fifteen percent (15%)" in the definition of Alternative Transaction Proposal shall be deemed to be references to "fifty percent (50%)") on terms which the Company Board and Special Committee determines in good faith (after consultation with the Company's outside legal and financial advisors) to be more favorable to the Company's stockholders from a financial point of view than the terms of this Agreement (taking into account such factors as the Company Board deems appropriate, including any changes to the terms of this Agreement proposed by Parent in response to such offer or otherwise) and to be reasonably capable of being consummated on the terms proposed.

6.7     Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such Party from any Governmental Entity in connection with this Agreement or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, if the subject matter of such communication or the failure of such Party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, or could have a Parent Material Adverse Effect, and (b) any Proceedings commenced or, to such Party's Knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its Affiliates which relate to this Agreement or the transactions contemplated hereby.

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6.8     Financing.

(a)     Parent and Merger Sub shall each use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the Financing on the terms and conditions described in the Commitment Letter. Notwithstanding anything in this Agreement to the contrary, Parent and Merger Sub shall, subject to prior written consent of the Special Committee (on behalf of the Company), which consent shall not be unreasonably withheld, have the right from time to time to amend, replace, supplement or otherwise modify, or waive any of its rights under, the Commitment Letter, any definitive agreements with respect to the Financing pursuant to the Commitment Letter, and/or alternative financing for all or any portion of the Financing pursuant to the Commitment Letter from the same and/or alternative financing sources; provided, that any such amendment, replacement, supplement or other modification to or waiver of any provision of the Commitment Letter or such definitive agreements that amends the Financing pursuant to the Commitment Letter and/or substitution of all or any portion of the Financing pursuant to the Commitment Letter shall not (i) reduce the aggregate amount of Financing, together with available Company cash, below the amount required to consummate the Merger, (ii) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Financing, (iii) prevent or materially delay the consummation of the transactions contemplated by this Agreement or (iv) adversely impact the ability of Parent or Merger Sub to enforce their respective rights against the other parties to the Financing Documents. Parent shall promptly deliver to the Company copies of any such amendment, replacement, supplement, modification or waiver. In addition, Parent and Merger Sub shall use their respective commercially reasonable efforts to (A) negotiate and enter into definitive agreements with respect to the Financing on the terms and conditions contained in the Commitment Letter, or on other terms reasonably acceptable to Parent and not in violation of this Section 6.8(a), (B) satisfy on a timely basis all conditions in the Commitment Letter that are within its control, (C) consummate the Financing in an amount, together with available Company cash, that is sufficient to fund the Merger Consideration at or prior to the Effective Time and (D) enforce its rights under the Commitment Letter. In the event that all conditions to funding under the Financing Documents have been satisfied, Parent and Merger Sub shall use their respective commercially reasonable efforts to cause the Lender to fund the Financing required to consummate the transactions contemplated under this Agreement, including the Merger in accordance with the terms of this Agreement (including taking enforcement actions to cause such Persons to provide such financing). For purposes of this Section 6.8, references to “Financing” shall include the financing contemplated by the Financing Documents as permitted in the case of the Commitment Letter, to be amended, replaced or supplemented by this Section 6.8(a) and references to “Financing Documents” and “Commitment Letter” shall include such documents as permitted to be replaced, amended or supplemented by this Section 6.8(a). In the event any portion of the Financing becomes unavailable on the terms and conditions contemplated in the Commitment Letter, (x) Parent shall promptly notify the Company and use its commercially reasonable efforts to arrange to obtain alternative financing from the same or alternative sources on terms not materially less beneficial to Parent and Merger Sub (as determined in the reasonable judgment of Parent), as promptly as practicable following the occurrence of such event, (y) the term “Commitment Letter” in this Section 6.8 shall be deemed to include any new financing commitment entered into with respect to obtaining such alternative financing, as well as any modified commitment letters entered into in accordance with this Section 6.8 and (z) the obligations under this Section 6.8 shall apply equally to any such alternative financing (including any new financing commitment). Parent shall keep the Company informed on a reasonably current basis in reasonable detail of the status of its efforts to arrange the alternative financing. Parent shall promptly notify the Company of any material breach or default (or any other breach or default that could reasonably be expected to adversely affect the timely availability of the Financing to be provided by the Commitment Letter in any material respect) of which Parent or Merger Sub has become aware by any party to the Commitment Letter or any written notice, proposal or other communication by any financing party named in a Commitment Letter to withdraw, repudiate or terminate such Commitment Letter.

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(b)     Parent shall use its reasonable best efforts to consummate the transactions contemplated by the Contribution Agreement immediately prior to the Closing on the terms and conditions described in the Contribution Agreement and shall not agree to any amendment or modification to be made to, or any waiver of any provision or remedy under, the Contribution Agreement that would reasonably be expected to (in the Special Committee’s good faith judgment) prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

6.9     Takeover Statutes. If any takeover statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Parties shall use their reasonable best efforts (a) to take all action necessary so that no takeover statute is or becomes applicable to the Merger or any of the other transactions contemplated by this Agreement and (b) if any such takeover statute is or becomes applicable to any of the foregoing, to take all action necessary (including, in the case of the Company and the Company Board, grant all necessary approvals) so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger and the other transactions contemplated by this Agreement.

6.10     Resignations. To the extent requested by Parent in writing at least three (3) Business Days prior to Closing, on the Closing Date, the Company shall use reasonable best efforts to cause to be delivered to Parent duly signed resignations, effective as of the Effective Time, of the directors of the Company and the Subsidiaries designated by Parent.

6.11     Participation in Litigation. Prior to the Effective Time, Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of any actions, suits, claims or proceedings commenced or, to such Party’s Knowledge, threatened against such Party which relate to this Agreement and the transactions contemplated hereby. The Company shall give Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company and/or its directors relating to the transactions contemplated hereby, and no such litigation shall be settled without Parent's prior written consent (such consent not to be unreasonably conditioned, withheld or delayed).

6.12     Publicity. Each of the Company, Parent and Merger Sub, to the extent reasonably practicable, shall consult with the other prior to issuing any press release or making other similar public disclosures with respect to this Agreement, the Merger or the other transactions contemplated hereby and prior to making any Filings with any Governmental Entity with respect thereto, except as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or national market system on which such Party's securities are listed or traded, in which case the Party required to make the release or other similar public disclosure or filing shall consult with each other Party to the extent practicable. The Parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in a form heretofore agreed to by the Parties.

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6.13     Merger Sub. Parent will take all actions reasonably necessary to (a) cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business or make any investments other than as specifically contemplated by this Agreement, or incur or guarantee any indebtedness.

6.14     Actions Taken at Direction of Rollover Holders. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be deemed to be in breach of any representation, warranty, covenant or agreement hereunder, including, without limitation, Article VI hereof, if the alleged breach is the proximate result of action or inaction taken by the Company at the direction of any officer or director of the Company that is a Rollover Holder without the approval or direction of the Company Board (acting with the concurrence of the Special Committee) or the Special Committee.

ARTICLE VII

CONDITIONS PRECEDENT

7.1     Conditions to Each Party's Obligation To Effect the Merger. The respective obligations of the Parties to consummate the Merger shall be subject to the satisfaction or waiver (to the extent permissible under applicable Law) by Parent and the Company prior to the Effective Time of the following conditions:

(a)     Stockholder Approval. The Stockholder Approval shall have been obtained.

(b)     No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other Law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

7.2     Conditions to Obligations of Parent and Merger Sub. The obligation of Parent and Merger Sub to consummate the Merger is also subject to the satisfaction, or waiver (to the extent permissible under applicable Law) by Parent, at or prior to the Effective Time, of the following conditions:

(a)     Representations and Warranties. The representations and warranties of the Company (i) set forth in Sections 3.1 (Organization and Qualification), 3.3 (Authorization, Special Committee and Fairness), 3.5 (Capitalization) and 3.8 (Material Changes; Undisclosed Events, Liabilities or Developments) shall be true and correct in all respects and (ii) set forth in each other Section or subsection of this Agreement shall be true and correct in all respects, except for such failures to be true and correct as would not reasonably be expected to have, in the aggregate, a Material Adverse Effect, in the case of clause (i) and (ii) both as of the date of this Agreement and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be so true and correct as of such date) and disregarding for this purpose all qualifications or limitations set forth in any representations or warranties as to "materiality," "Material Adverse Effect" and words of similar import. Parent and Merger Sub shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to the foregoing effect.

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(b)     Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and Parent and Merger Sub shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to such effect.

(c)     No Material Adverse Effect. Since the date hereof, there shall not have been any effect, change, event or occurrence that has had or would reasonably be expected to have a Material Adverse Effect; and Parent and Merger Sub shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to such effect.

7.3     Conditions to Obligations of the Company. The obligation of the Company to consummate the Merger is also subject to the satisfaction or waiver (to the extent permissible under applicable Law) by the Company at or prior to the Effective Time of the following conditions:

(a)     Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all respects both as of the date of this Agreement and as of the Effective Time except for such failures to be true and correct as would not reasonably be expected to have, in the aggregate, a Parent Material Adverse Effect, as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be so true and correct as of such date) and disregarding for this purpose all qualifications or limitations set forth in any representations or warranties as to "materiality," "Parent Material Adverse Effect" and words of similar import. The Company shall have received a certificate signed on behalf of Parent by a senior executive officer of Parent to the foregoing effect.

(b)     Performance of Obligations of Parent. Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate signed on behalf of Parent by a senior executive officer of Parent to such effect.

ARTICLE VIII

TERMINATION AND AMENDMENT

8.1     Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the receipt of Stockholder Approval:

(a)     by the mutual written agreement of the Company and Parent duly authorized by their boards of directors (in the case of the Company, acting upon the unanimous recommendation of the Special Committee);

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(b)     by either the Company or Parent, if any Governmental Entity of competent jurisdiction shall have issued a final order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger contemplated by this Agreement; provided that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the primary cause of, primarily resulted in or materially contributed to such denial of approval, order, injunction or decree;

(c)     by either the Company or Parent if (i) the Merger shall not have been consummated on or before July 24, 2013 (as may be extended pursuant to this Section 8.1(c), the "Termination Date"); provided that the right to terminate this Agreement under this Section 8.1(c)(i) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the primary cause of, primarily resulted in or materially contributed to the failure of the Closing to occur by such date; or (ii) the Stockholders' Meeting (including any adjournments or postponements thereof) shall have concluded and the Stockholder Approval contemplated by this Agreement shall not have been obtained;

(d)     by the Company, if:

(i)     Parent or Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) has given rise to or would give rise to the failure of a condition set forth in Section 7.3(a) or 7.3(b) and (B) is incapable of being cured or, if capable of being cured, is not cured by Parent or Merger Sub, as applicable, within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from the Company (or, if the Termination Date is less than thirty (30) calendar days from the date of receipt of such notice, by the Termination Date); provided, however, that the right to terminate this Agreement under this Section 8.1(d)(i) shall not be available to the Company if it is then in material breach of its representations, warranties, covenants or agreements set forth in this Agreement; or

(ii)     (A) the Company Board has effected a Change of Recommendation and authorized termination of this Agreement or (B) the Company enters into a definitive written agreement with respect to a Superior Proposal after (x) complying with the applicable provisions of Section 6.6(d) and (y) paying to Parent the Company Termination Fee payable pursuant to Section 8.3(b); or

(iii)     if (A) all the conditions to Closing set forth in Section 7.1 and Section 7.2 have been waived or satisfied (other than those conditions that by their nature are to be satisfied at Closing) and (B) Parent and Merger Sub fail to complete the Closing within two (2) Business Days following the date the Closing should have occurred; or

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(e)     by Parent, if:

(i)     the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) has given rise to or would give rise to the failure of a condition set forth in Section 7.2(a) or 7.2(b) of this Agreement and (B) is incapable of being cured or, if capable of being cured, is not cured by the Company within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from Parent (or, if the Termination Date is less than thirty (30) calendar days from the date of receipt of such notice, by the Termination Date); provided, however, that the right to terminate this Agreement under this Section 8.1(e)(i) shall not be available to Parent (1) if it is then in material breach of its representations, warranties, covenants or agreements set forth in this Agreement or (2) to the extent Mr. Li has actual knowledge of, any breach of representation or warranty by the Company on or prior to the date of this Agreement; or

(ii)     the Company Board effects a Change of Recommendation or failed to include the Company Board Recommendation in the Proxy Statement.

The Party desiring to terminate this Agreement pursuant to clause (b), (c), (d), or (e) of this Section 8.1 shall give written notice of such termination to the other Party in accordance with Section 9.2, specifying the provision or provisions hereof pursuant to which such termination is being effected.

8.2     Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of the Company, Parent, any of their respective Subsidiaries or any of their respective Representatives shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated hereby, except that (a) Sections 6.3(b), 6.12, 8.2 and 8.3 and Article IX shall survive any termination of this Agreement, and (b) no Party shall be relieved or released from any liabilities or damages arising out of its fraud or willful and material breach of any provision of this Agreement.

8.3     Fees and Expenses.

(a)     Except as otherwise provided in this Section 8.3, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the Party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by this Agreement are consummated.

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(b)     In the event that (i) the Company terminates this Agreement pursuant to Section 8.1(d)(ii) or (ii) (A) prior to the Stockholders' Meeting, any Person shall have made an Alternative Transaction Proposal, which proposal has been publicly disclosed and not withdrawn, and thereafter the Company or Parent terminates this Agreement pursuant to Section 8.1(c)(i) without the Stockholder Approval having been obtained or Section 8.1(c)(ii), and (B) within twelve (12) months after such termination, such Alternative Transaction Proposal shall have been consummated or any definitive written agreement with respect to such Alternative Transaction Proposal shall have been entered into; or (iii) Parent terminates this Agreement pursuant to Section 8.1(e)(ii), then the Company shall pay Parent a fee in the amount of US$1,500,000 (the "Company Termination Fee") no later than five (5) Business Days after such termination, in the case of a termination described in clause (i) or (iii) above, or upon the consummation of such transaction, in the case of a termination described in clause (ii) above, except that in the event that this Agreement is terminated by the Company pursuant to Section 8.1(d)(ii) in connection with a Superior Proposal received by the Company on or before the Go Shop Period End Date, the "Company Termination Fee" shall mean a fee in the amount of $750,000. For the purposes of the foregoing, the term "Alternative Transaction Proposal" shall have the meaning assigned to such term in Section 6.6(g)(i) except that the references to "fifteen percent (15%)" shall be deemed to be references to "fifty percent (50%)." Notwithstanding the foregoing, in no event shall the Company be required to pay the Company Termination Fee (x) on more than one (1) occasion or (y) if, at the time this Agreement is terminated, this Agreement could have been terminated by the Company pursuant to Section 8.1(d)(i). The Parties agree that the payment of the Company Termination Fee shall constitute liquidated damages and not a penalty and shall be the sole and exclusive remedy available to the Parent and Merger Sub with respect to this Agreement and the transactions contemplated hereby in the event any such payment becomes due and payable and, upon payment of the Company Termination Fee, that the Company (and its Subsidiaries and their Representatives) shall have no further liability to Parent (or its Subsidiaries or any of their Representatives) hereunder; provided that nothing in this Section 8.3(b) shall limit Parent’s rights under Section 9.8.

(c)     In the event that the Company terminates this Agreement pursuant to Section 8.1(d)(i) or Section 8.1(d)(iii), then Parent shall pay a termination fee to the Company in an amount equal to $1,800,000 (the "Parent Termination Fee") no later than five (5) Business Days after such termination. The Parties agree that the payment of the Parent Termination Fee shall constitute liquidated damages and not a penalty and shall be the sole and exclusive remedy available to the Company with respect to this Agreement and the transactions contemplated hereby in the event any such payment becomes due and payable and, upon payment of the Parent Termination Fee, that Parent (and its Subsidiaries, including Merger Sub, and their Representatives) shall have no further liability to the Company (or its Subsidiaries or Representatives) hereunder; provided that nothing in this Section 8.3(c) shall limit the Company’s rights under Section 9.8.

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(d)     The payments of the Company Termination Fee and the Parent Termination Fee contemplated by Sections 8.3(b) and 8.3(c), respectively, shall be made by wire transfer of immediately available funds to an account designated by Parent or the Company, as applicable, and shall be reduced by any amounts required to be deducted or withheld therefrom under applicable Law in respect of taxes. The Company and Parent acknowledge that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither Party would enter into this Agreement and the damages resulting from termination of this Agreement under circumstances where a Company Termination Fee or Parent Termination Fee is payable are uncertain and incapable of accurate calculation and therefore, the amounts payable pursuant to this Section 8.3 are not a penalty but rather constitute liquidated damages in a reasonable amount that will compensate Parent or the Company, as the case may be, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement. In the event that either Party fails to pay when due any amounts payable under this Section 8.3, then such Party shall (i) reimburse the other Party for all costs and expenses (including disbursements and reasonable fees of counsel) incurred in connection with the collection of such overdue amount, and (ii) pay to the other Party interest on such overdue amount (for the period commencing as of the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full) at a rate per annum equal to the prime rate published in The Wall Street Journal on the date such payment was required to be made.

8.4     Amendment. Subject to the applicable provisions of the NRS, at any time prior to the Effective Time, the Parties may modify or amend this Agreement, with the approval of the boards of directors of the Parties at any time; provided, however, that (a) in the case of the Company, each of the Company Board and Special Committee have approved such amendment in writing, and (b) after adoption of this Agreement by the stockholders of the Company, no amendment shall be made which changes the Merger Consideration or adversely affects the rights of the Company's stockholders hereunder or is otherwise required under any applicable Law to be approved by such stockholders without, in each case, the approval of such stockholders.

8.5     Extension; Waiver. At any time prior to the Effective Time, any Party may, to the extent permitted under applicable Law, (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or (c) waive compliance with any of the agreements or conditions of the other Party contained in this Agreement; provided, however, that after the Company Stockholder Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption having been obtained. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party, but such extension or waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX

GENERAL PROVISIONS

9.1     Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants or agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 1.5 (Effect on Capital Stock), Section 1.6 (Treatment of Options and Restricted Stock Units), Section 2.2 (Exchange Procedures), Section 6.3 (Access to Information), 6.4 (Indemnification; Advancement of Expenses; Exculpation and Insurance), 8.2 (Effect of Termination) and this Article IX, and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

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9.2     Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a)	if to the Company, to:

Winner Medical Group Inc.
Winner Industrial Park, Bulong Road, Longhua
Shenzhen 518109, People’s Republic of China
Attention: General Counsel
Facsimile: +86 75528134588

with a copy to:

Winston & Strawn LLP
42nd Floor, Bank of China Tower
1 Garden Road, Central, Hong Kong
Attention: Simon Luk
Facsimile: +852 2292 2200

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP
c/o Cleary Gottlieb Steen & Hamilton (Hong Kong)
39th Floor, Bank of China Tower
1 Garden Road, Central, Hong Kong
Attention: Megan Tang
Facsimile: +852 2160 1088

(b)	if to Parent or Merger Sub, to:

c/o Winner Medical Group Inc.
Winner Industrial Park, Bulong Road, Longhua
Shenzhen 518109, People’s Republic of China
Attention: Jianquan Li
Facsimile: +86 75528134588

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with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
30/F, China World Office 2
No. 1, Jian Guo Men Wai Avenue

Beijing 100004 China

Attention:	Peter X. Huang
Facsimile:	+86 10 6535 5577

All such notices and other communications shall be deemed properly delivered, given and received (i) upon receipt when delivered personally, (ii) upon confirmation of receipt when delivered by facsimile, (iii) one Business Day after being sent by express courier service, or (iv) three Business Days after being sent by registered or certified mail, return receipt requested.

9.3     Interpretation. When a reference is made in this Agreement to Articles, Sections or Exhibits , such reference shall be to an Article or Section of or Exhibit to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein," "hereby," "herewith," "hereto" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated.

9.4     Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the Parties that such provision, covenant or restriction be enforced to the maximum extent permitted.

9.5     Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Contribution Agreement, the Guarantee and the Voting Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement.

9.6     Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the Laws of the State of New York, without regard to any applicable conflicts of law principles, except that matters relating to the fiduciary duties of the Company Board and matters related to the effectuation of the Merger shall be governed by the Laws of the State of Nevada. The Parties agree that any Proceeding brought by any Party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any State of New York or United States Federal court sitting in the Borough of Manhattan, the City of New York. Each of the Parties submits to the jurisdiction of any such court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each Party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding brought in any such court has been brought in an inconvenient forum.

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9.7     Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Parties and their respective successors and assigns. The Parties hereby agree that this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, other than Section 6.4 (Indemnification; Advancement of Expenses; Exculpation and Insurance) (which is intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons). The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. The representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Accordingly, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

9.8     Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Company in accordance with their specific terms or were otherwise breached. Accordingly, each of Parent and Merger Sub shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any State of New York or United States Federal court sitting in the Borough of Manhattan, the City of New York, this being in addition to any other remedy to which such party is entitled at Law or in equity. The Company hereby waives (i) any defense in any action for specific performance that a remedy at Law would be adequate, and (ii) any requirement under any Law to post security as a prerequisite to obtaining equitable relief. Notwithstanding anything herein to the contrary, it is explicitly agreed that the right of the Company to obtain an injunction, specific performance or other equitable remedies to prevent breaches of this Agreement shall be limited to seeking an injunction, specific performance or other equitable remedies to enforce Parent’s obligation to cause the Lender to fund the Financing at the Effective Time but only in the event that (a) all the conditions in Section 7.1 and 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) or waived, (b) the Financing (or, if alternative financing is being used in accordance with Section 6.8, pursuant to the commitments with respect thereto) has been funded in accordance with the terms of the Commitment Letter or the Lender has confirmed in writing that the Financing will be funded at the Closing in accordance with the terms of the Commitment Letter and (c) the Company has irrevocably confirmed that if the Financing (and any alternative financing, if applicable) is funded, then it would take such actions that are within its control to cause the consummation of the transactions contemplated by this Agreement to occur. For the avoidance of doubt, while the Company may pursue both a grant of specific performance and the payment of the Parent Termination Fee under Section 8.3(c), under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance that results in the Closing and payment of all or any portion of the Parent Termination Fee.

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9.9     Confidentiality

(a)     Prior to and during the term of this Agreement, each Party has disclosed or may disclose to the other Party Confidential Information. Subject to Section 9.9(b), unless otherwise agreed to in writing by the disclosing Party, the receiving Party shall (i) except as required by Law, keep confidential and not disclose or reveal any Confidential Information to any Person other than the receiving Party’s Representatives or, in the case of Parent as the receiving Party, the Lender and Representatives of each of the receiving Party and the Lender, in each case, (A) who are actively and directly participating in the consummation of the transactions contemplated by this Agreement and other Transaction Documents or who otherwise need to know the Confidential Information for the transactions contemplated by this Agreement and other Transaction Documents and (B) whom the receiving Party will cause to observe the terms of this Section 9.9, and (ii) not to use Confidential Information for any purpose other than in connection with transactions contemplated by this Agreement and other Transaction Documents. Each Party acknowledges that such Party shall be responsible for any breach of the terms of this Section 9.9 by such Party or its Representatives and each Party agrees, at its sole expense, to take all reasonable measures (including but not limited to court proceedings) to restrain its Representatives from prohibited or unauthorized disclosure or use of the Confidential Information.

(b)     In the event that the receiving Party or any of its Representatives or, in the case of Parent as the receiving Party, the Lender or Representatives of each of the receiving Party and the Lender, is requested pursuant to, or required by, Law to disclose any the Confidential Information, the receiving Party will provide the disclosing Party with prompt notice of such request or requirement in order to enable the disclosing Party to seek an appropriate protective order or other remedy (and if the disclosing Party seeks such an order, the receiving Party will provide such cooperation as the disclosing Party shall reasonably request), to consult with the receiving Party with respect to the disclosing Party’s taking steps to resist or narrow the scope of such request or legal process, or to waive compliance, in whole or in part, with the terms of this Section 9.9. In the event that such protective order or other remedy is not obtained, or the disclosing Party waives compliance, in whole or in part, with the terms of this Section 9.9, the receiving Party or its Representative will disclose only that portion of the Confidential Information that the receiving Party is advised by counsel is legally required to be disclosed and will use such disclosing Party’s best efforts to ensure that all Confidential Information so disclosed will be accorded confidential treatment.

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(c)     As used in this Agreement, the term “Confidential Information” means any confidential or proprietary information, disclosed prior to or after the date hereof by one Party or any of its Affiliates to the other Party or any of its Affiliates, concerning the disclosing Party’s business, financial condition, proprietary technology, research and development and other confidential matters, including without limitation, any confidential or proprietary information provided under this Agreement, any other Transaction Documents, or any of the exhibits or schedule attached hereto. Confidential Information shall not include any information which (i) is or becomes generally available to the public other than as a result of a disclosure by the receiving Party or its Representatives in violation of this Section 9.9 or other obligation of confidentiality, (ii) was available to the receiving Party on a nonconfidential basis prior to its disclosure by the disclosing Party or the disclosing Party’s Representatives, or (iii) becomes available to the receiving Party on a nonconfidential basis from a Person (other than the disclosing Party or the disclosing Party’s Representatives) who is not prohibited from disclosing such information to the receiving Party by a legal, contractual or fiduciary obligation to the disclosing Party or any of the disclosing Party’s Representatives. As used in this Agreement, the term “Transaction Documents” means the Buyer Group Contracts and the Guarantee.

9.10     WAIVER of jury trial. each of parent, merger sub and the company hereby irrevocably and unconditionally waives any right such party may have to trial by jury in any litigation directly or indirectly arising out of or relating to this agreement or any documents or instruments referred to in this agreement, the transactions contemplated hereby or thereby, or the actions of parent, merger sub or the company in negotiation, administration, performance and enforcement of this agreement.

9.11     Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart.

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IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WINNER HOLDING LIMITED

By:	/s/ Jianquan Li
Name:	Jianquan Li
Title:	Director

WINNER ACQUISITION, INC.

By:	/s/ Jianquan Li
Name:	Jianquan Li
Title:	Director

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WINNER MEDICAL GROUP INC.

By:	/s/ Wenzhao Liang
Name:	Wenzhao Liang
Title:	Director

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

ANNEX B OPINION OF WILLIAM BLAIR & COMPANY, L.L.C.

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William Blair

July 24, 2012

Winner Medical Group Inc.
Special Committee of the Board of Directors
Winner Industrial Park Bulong Road
Longua, Shenzhen, China, 518109

Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the holders (collectively the "Stockholders") of the outstanding shares (each, a "Share") of common stock of Winner Medical Group Inc. (the "Company"), other than Shares owned by the Excluded Holders (as defined below), of $4.50 per share in cash (the "Merger Consideration") proposed to be paid to such Stockholders pursuant to the Agreement and Plan of Merger (the "Merger Agreement") to be entered into by and among Winner Holding Limited, a Cayman Islands exempted company with limited liability ("Parent"), Winner Acquisition, Inc., a Nevada corporation and a wholly owned, direct subsidiary of Parent ("Merger Sub"), and the Company. The Excluded Holders are defined herein as Parent, Merger Sub and their Affiliates (as defined in the Merger Agreement), the Rollover Holders (as defined in the Merger Agreement) and the directors of the Company. Pursuant to the terms of and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company with the Company surviving as a wholly-owned subsidiary of Parent (the "Merger") and each Share, other than Shares held by the Company as treasury stock, or owned, directly or indirectly, by Parent, Merger Sub, the Rollover Holders or any wholly owned subsidiary of the Company, will be converted into the right to receive the Merger Consideration upon consummation of the Merger.

In connection with our review of the proposed Merger and the preparation of our opinion herein, we have examined: (a) a draft of the Merger Agreement dated July 21, 2012; (b) certain audited historical financial statements of the Company for the years ended September 30, 2009 through September 30, 2011; (c) the unaudited financial statements of the Company for the 6 month periods ended March 31, 2011 and March 31, 2012; (d) certain internal business, operating and financial information and forecasts of the Company for the fiscal years ending September 30, 2012 through 2016, prepared by the senior management of the Company (the "Forecasts"); (e) information regarding publicly available financial terms of certain other business combinations we deemed relevant; (f) the financial position and operating results of the Company compared with those of certain other publicly traded companies we deemed relevant; (g) current and historical market prices and trading volumes of the common stock of the Company; (h) certain other publicly available information on the Company and the industry in which it operates and (i) a letter of representation as to certain factual matters and the completeness and accuracy of the information provided by senior officers of the Company in connection with this opinion. We have also held discussions with members of the senior management of the Company to discuss the foregoing, have considered other matters which we have deemed relevant to our inquiry and have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all the information examined by or otherwise reviewed or discussed with us for purposes of this opinion including without limitation the Forecasts provided by the senior management of the Company. We have not made or obtained an independent valuation or appraisal of the assets, liabilities or solvency of the Company. We have been advised by the senior management of the Company that the Forecasts examined by us have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of the Company. In that regard, we have assumed, with your consent, that, (i) the Forecasts will be achieved in the amounts and at the times contemplated thereby and (ii) all material assets and liabilities (contingent or otherwise) of the Company are as set forth in the Company's financial statements or other information made available to us. We express no opinion with respect to the Forecasts or the estimates and judgments on which they are based. We have assumed, at the direction of the Company, that the final executed Merger Agreement will not differ in any material respect from the draft of the Merger Agreement referred to above. We did not consider and express no opinion as to the amount or nature of the compensation to any of the Company's officers, directors or employees (or any class of such persons) relative to the Merger Consideration. We were not asked to consider, and our opinion does not address, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. Our opinion herein is based upon economic, market, financial and other conditions existing on, and other information disclosed to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its counsel and accountants for legal, accounting, tax and regulatory matters and we express no opinion as to any of such advice. We have assumed that the Merger will be consummated on the terms described in the Merger Agreement, without any amendment, modification or waiver of any material terms or conditions. As of the date of this letter, we did not seek alternative participants for the proposed Merger.

William Blair & Company has been engaged in the investment banking business since 1935. We continually undertake the valuation of investment securities in connection with public offerings, private placements, business combinations, estate and gift tax valuations and similar transactions. In the ordinary course of our business, we may from time to time trade the securities of the Company for our own account and for the accounts of customers, and accordingly may at any time hold a long or short position in such securities. We have acted as the investment banker to the Company in connection with the Merger and will receive a fee from the Company for our services, a portion of which was payable when we rendered this opinion and a portion of which is contingent upon consummation of the Merger. In addition, the Company has agreed to indemnify us against certain liabilities arising out of our engagement.

- 2 -

in connection with its consideration of the Merger. Our opinion is limited to the fairness, from a financial point of view, to the Stockholders, other than the Excluded Holders, of the Merger Consideration in connection with the Merger, and we do not address the merits of the underlying decision by the Company to engage in the Merger and this opinion does not constitute a recommendation to the Board, the Committee or any Stockholder as to how such person should act or vote with respect to the proposed Merger. It is understood that this letter may not be disclosed or otherwise referred to without our prior written consent, except that the opinion may be reproduced in its entirety in a proxy statement that is required to be filed with the Securities and Exchange Commission and mailed to the Stockholders by the Company with respect to the Merger. This opinion has been reviewed and approved by our Fairness Opinion Committee.

Based upon and subject to the foregoing, it is our opinion as investment bankers that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the Stockholders other than the Excluded Holders.

Very truly yours,

WILLIAM BLAIR & COMPANY, L.L.C.

William Blair LLC

- 3 -

ANNEX C DIRECTORS AND EXECUTIVE OFFICERS OF EACH FILING PERSON

Company:

The following sets forth the name and position of each of the Company’s current executive officers and directors.

Name	Position
Jianquan Li	Chief Executive Officer and President, and Chairman of the Board of Directors
Xiuyuan Fang	Chief Financial Officer, Vice President and Treasurer, and Director
Lawrence Xiaoxia Pan	Director
Wenzhao Liang	Director
Xuedong Wu	Director
Nianfu Huo	Senior Vice President

The following is a summary of the biographical information of our directors and officers.

JIANQUAN LI. Mr. Li has served as the Company’s chief executive officer and president and as a director since December 16, 2005. Mr. Li is the founder of Winner Group Limited, a Cayman Islands registered company without substantial business operations, and has served as its chairman of the board of directors and chief executive officer since its formation in 1991. Mr. Li has more than 30 years experience in the medical dressing industry. Mr. Li is a graduate of the Hubei Foreign Trade University with a major in International Trade.

XIUYUAN FANG. Mr. Fang has been the Company’s chief financial officer, vice president and treasurer since December 16, 2005 and has served as a director since January 7, 2006. Mr. Fang has been employed by Winner Group Limited since 1999. Mr. Fang has served as a director of Winner Group Limited since 1999 and as a vice president since 2001. Mr. Fang is a certified public accountant and has extensive experience in financial management, capital management and tax planning. He was responsible for Winner Group Limited’s financial management and capital management programs. He graduated from Zhongnan University of Economics and Law. Mr. Fang is a CPA licensed through the Chinese Institute of Certified Public Accountants and has over 20 years of financial management, internal control and accounting management experience.

LAWRENCE XIAOXIA PAN. Mr. Lawrence Xiaoxia Pan has served as a director of Company since January 14, 2010. Mr. Pan is the founding partner of China SageWater Capital Partners. Mr. Pan has invested in and advised Chinese companies specializing in traditional industries of mass consumption, retail, healthcare, high-end manufacturing and mining. He is also the former China chief representative and director for the Asia Pacific Region of NASDAQ having served in that role from 2004 until 2007. Mr. Pan has previously held senior positions in corporate finance and asset management at Morgan Stanley, providing advice to a variety of Chinese companies and banks seeking to access the U.S. capital markets. Mr. Pan has a B.S. and M.S. in Materials Science from Beijing Institute of Science an EMBA in International Business from University of London and a Certificate in Financial Analysis from New York University.

WENZHAO LIANG. Mr. Wenzhao Liang, who joins the Company in January 2012, is one of the founders and a managing partner of Union Strength Business Consulting Co., Ltd., which specializes in providing financial management, risk management and internal control services to various clients in China and globally. Mr. Liang is an expert in PRC GAAP, IFRS and US GAAP, providing GAAP conversion services to various PRC companies listed on overseas stock markets and internal control compliance consulting services for more than 30 US listed PRC companies, in accordance to Sarbanes Oxley 404 (SOX404) requirements. Before founding Union Strength, Mr. Liang had been with one of the top accounting firms as senior manager for ten years, in charge of numerous IPO audits, annual audits, financial advisory projects for M&A activities. Mr. Liang is also the holder of Chinese-licensed CPA.

XUEDONG WU. Mr. Wu is the vice president of BMI Funds Management Ltd., a financial advisory company based in Hong Kong, and was the chief consultant to FLYKE International Holdings Ltd. (HK Ticker: 1998) prior to joining the Company. Previously, Mr. Wu served as an executive director for Shenzhen Corppal Consultants Co., Ltd., which specialized in advising companies on overseas listings and mergers and acquisitions. Mr. Wu also has experience in the e-commerce and retail space, having served with an internet educational resource provider and with Shenzhen Space Financial Tech Co., Ltd. and CATIC Computer Co., Ltd., both software development companies.

NIANFU HUO. Mr. Huo has been a senior vice president of Winner Group Limited since April 8, 2003 and has served as chairman of the supervisory board of Winner Group Limited since April, 2008. He is responsible for strategic planning and formulating and monitoring policies and operating objectives for the Company. Mr. Huo also is involved in the decision making process of establishing all of the Company’s subsidiaries in Hubei, Shanghai, Shenzhen and Zhuhai. Mr. Huo joined Winner Zhuhai in 1991. He graduated from Beijing International Studies University.

Parent, Merger Sub and Holdco: Set forth below for the sole director of each of Parent, Merger Sub and Holdco, is his present principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of such director. None of Parent, Merger Sub and Holdco has an executive officer. During the past five years, none of Parent, Merger Sub and Holdco, and none of their respective directors, have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, none of Parent, Merger Sub and Holdco, and none of their respective directors, have been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Sole Director of Parent, Merger Sub and Holdco

Jianquan Li. Mr. Li has been the Company’s chief executive officer and president and has served as a director since December 16, 2005. Mr. Li is the founder of Winner Group Limited and has served as its chairman of the board of directors and chief executive officer since its formation in 1991. Mr. Li is a citizen of Hong Kong.

51

ANNEX D FORM OF PROXY CARD

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

SPECIAL MEETING OF STOCKHOLDERS OF

WINNER MEDICAL GROUP INC.

, 2012

RICST1
BROADRIDGE FINANCIAL SOLUTIONS, INC.
51 MERCEDES WYEDGEWOOD, NY 11717

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VOTE BY MAIL

Sign and date your proxy card and return it in the postage-paid envelop we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

WINNER MEDICAL GROUP INC. – COMMON

CONTROL # →

SHARES

PAGE 1 OF 2

TO VOTE. MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

52

53

ANNEX E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended September 30, 2011

Or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                    to

Commission file number: 001-34484

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	33-0215298
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 755-28138888

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, $.001 par value	Nasdaq Global Market

Securities registered pursuant to Section 12(g) of the Act:

None
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  ☐ Yes   ☒ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  ☐ Yes   ☒ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  ☒ Yes  ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).   ☒ Yes    ☐ No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).  Yes ☐ No ☒

At March 31, 2011, the aggregate market value of the registrant’s common stock held by non-affiliates of the registrant was approximately $28,371,201, based on the last sale price of the registrant’s common stock.

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price of $3.17 per share of common stock at which the common equity was last sold on September 30, 2011, the last day of our most recently completed fourth fiscal quarter was $19,408,271.

As of November 30, 2011, there were 24,371,872 shares of the registrant’s common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE.

None.

2

WINNER MEDICAL GROUP INC.

FORM 10-K

For the Fiscal Year Ended September 30, 2011

2

Use of Terms

Except as otherwise indicated by the context, references in this Report to “Winner Medical,” the “Company,” “we,” “us” or “our” are references to the combined business of Winner Medical Group Inc. and its wholly-owned subsidiary, Winner Group Limited, along with Winner Group Limited’s wholly-owned subsidiaries which include Winner Industries (Shenzhen) Co., Ltd., Winner Medical & Textile Ltd. Jingmen, Hubei Winner Textiles Co. Ltd., Winner Medical & Textile Ltd. Yichang, Winner Medical & Textile Ltd. Jiayu, Winner Medical & Textile Ltd. Chongyang, Shanghai Winner Medical Apparatus Co., Ltd., Winner Medical (Huanggang) Co., Ltd., Winner (Huanggang) Cotton Processing Co. Ltd., Shenzhen PurCotton Technology Co., Ltd., Beijing PurCotton Co., Ltd., Shanghai PurCotton Co., Ltd., Guanzhou PurCotton Co., Ltd. and HK PurCotton Co. Ltd. and Winner Group Limited’s majority owned subsidiaries, Winner Medical (Hong Kong) Co., Limited and Shenzhen PurCotton E-Commerce Co., Ltd. References to “Winner Group Limited” or “Winner Group” are references to Winner Group Limited and its subsidiaries listed above. References to “China” and the “PRC” are references to the People’s Republic of China. References to “U.S.” are references to the United States of America. References to “RMB” are to Renminbi, the legal currency of China, and all references to “$” are to the legal currency of the United States.

Forward-Looking Statements

Statements contained in this Annual Report on Form 10-K include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “project,” “expect,” “believe,” “estimate,” “anticipate,” “intend,” “continue,” “potential,” “opportunity” or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions. Potential risks and uncertainties include, among other things, such factors as:

•	the effect of inflation in China;

•	losses from cotton futures trading;

•	international trade restrictions;

•	the Company’s dependence upon international customers;

•	Improper management of the expansion of the Company’s business models;

•	developments in the healthcare industry;

•	the Company’s dependence on patent and trade secret laws;

•	a high percentage of the Company’s revenues is from a few key customers;

•	uncertainties with respect to the PRC legal and regulatory environments;

•	the Company’s ability to adequately finance the significant costs associated with the development of new medical products;

•	potential product liability claims for which the Company does not have insurance coverage;

•	the effects of the global economic situation;

•	escalating pricing pressures from the Company’s customers;

•	the Company’s ability to employ and retain qualified employees;

•	competition and competitive factors in the markets in which the Company competes;

•	general economic and business conditions in China and in the local economies in which the Company regularly conducts business, which can affect demand for the Company’s products and services;

•	changes in laws, rules and regulations governing the business community in China in general, and the healthcare industry in particular;

•	other risks identified in this Report and the Company’s other filings with the SEC; and

•	the risks identified in Item 1A. “Risk Factors” included herein.

Readers are urged to carefully review and consider the various disclosures made by the Company in this Annual Report on Form 10-K and the Company’s other filings with the SEC. These reports attempt to advise interested parties of the risks and factors that may affect the Company’s business, financial condition and results of operations and prospects. The forward-looking statements made in this Form 10-K speak only as of the date hereof and the Company disclaims any obligation to provide updates, revisions or amendments to any forward-looking statements to reflect changes in the Company’s expectations or future events.

3

PART I

Item 1.	Business.

History

The Company was originally incorporated under another corporate name in the state of Nevada in August 1986. Winner Group Limited (which is now a wholly-owned subsidiary of the Company) began its operations as Winner Medical & Textile Ltd. Zhuhai, which was incorporated in China in February 1991 by the Company’s chief executive officer, president and director, Mr. Jianquan Li, and was deregistered in fiscal year 2009. Winner Group Limited was incorporated as a limited liability exempted company in the Cayman Islands in April 2003, and is the holding company of all of the Company’s business operations. On February 13, 2006, the Company amended its Articles of Incorporation to change its name from Las Vegas Resorts Corporation to Winner Medical Group Inc. to reflect its new business and to accord with the names of its subsidiary companies.

On October 6, 2009, the Company effected a reverse stock split in which 1 new share of common stock was issued for 2 old shares of common stock, thus exchanging 42,280,840 old shares for 21,140,420 new shares. This reverse stock split was reflected in the Company’s financial statements as of October 6, 2009. Upon effectiveness of the reverse stock split, the outstanding and issued shares were approximately 22,363,740 shares, after rounding up fractional shares.

Below is the Company’s holding company structure as of the date of this Report.

*	Winner Medical holds 70% of Shenzhen PurCotton E-Commerce Co., Ltd. The other 30% is owned by two non-affiliated individuals who are experts in e-commerce.

Business

Winner Medical’s business operations consist of manufacturing, marketing, researching and developing cotton-base medical dressings and medical disposables and consumer products. The Company generates revenue through international and domestic (China) sales of a variety of medical dressings and medical disposables, including medical and wound care products, such as gauze, wound dressings, disposable drapes, surgical gowns, face masks and cotton balls, and PurCotton® jumbo rolls and consumer products, which are 100% natural cotton non-woven fabric made products such as dry and wet tissues, facial puffs, baby wears and cleansing wipes.

4

The Company has integrated manufacturing lines that provide its customers with the ability to procure certain products from a single supplier. The Company has fourteen wholly-owned manufacturing and sales subsidiaries and four joint ventures, all located in the PRC and Hong Kong. In the developed countries where it sells its products, mainly Europe, the United States and Japan, the Company provides customers with its specialized design, manufacturing and packaging services. By working with Winner Medical in this fashion, customers are able to select the design, size, type and scale of the products the Company manufactures for them. The Company sells its own “Winner” medical brand products in developing countries and regions, including the PRC, Hong Kong, the Middle East, South America and Southeast Asia, with distribution channels consisting of local distributors, chain drugstores and direct sales to a few hospitals (mostly in China). The Company sells its PurCotton® jumbo rolls in both China and abroad, and promotes its PurCotton® retail products via its own marketing and sales efforts in the China marketplace through chain stores, distributors (such as hypermarkets, supermarkets, department stores, convenience stores, etc.) and online sales.

Business Strategy

The Company’s primary business strategy is to achieve annual growth in revenue by building its brand and reputation. The Company seeks to implement its business strategy by focusing on:

Marketing Strategy

•	Marketing Its Own “Winner” Medical Branded Products in China. The surgical dressings and medical disposables market in China is quickly expanding. The Company believes that the demand for medical dressing and disposable products in China will experience rapid growth in the future as the Chinese government reforms the medical care system and the average age of Chinese continues to grow older. The Company believes that these factors will create opportunities for companies, such as Winner Medical, that already follow strict conduct and quality control regulations. During fiscal year 2011, approximately 10.98% of the Company’s medical sales revenue was generated in China, up from 10.59% in fiscal year 2010 (representing a 35.11% increase). The Company believes that the percentage of its business generated in China will increase in the future. The Company’s medical sales channels in China include local distributors, chain drugstores and hospitals. The Company expects that this business will be a driving force in its future business model.

•	Marketing and Expanding “PurCotton” Consumer Products. The Company believes that PurCotton, spunlace, cotton nonwoven products have advantages over woven cotton or synthetic nonwoven fabric products, as they are natural, safe, strong, durable, healthy, eco-friendly and of high quality. The Company believes that PurCotton products are particularly geared to target preferred customers, such as younger women and new mothers. The Company launched its retail business in December 2009, and has grown from medical products to consumer products, which are produced in a quality controlled, medical manufacturing environment. The Company’s retail distribution channel includes chain stores, distributors (such as hypermarkets, supermarkets, department stores, convenience stores, etc.) and online sales. Going forward, the Company believes it can continue to nurture distributors and online sales in order to produce sales growth, while selectively selling in chain stores to build brand awareness and expose potential customers to the Company’s products. At present, the Company is sustaining a net loss on its PurCotton retail business, due to necessary expenses related to start-up businesses. However, the Company expects this business model to generate positive cash flow and build sustainable growth in the long run. During fiscal year 2011, sales revenue from the Company’s PurCotton® retail sales in China reached approximately $5.0 million, or 3.34% of total sales revenue, which is up from $0.9 million, or 0.75% of total sales revenue, in fiscal year 2010 (representing a 474.78% increase).

Product Strategy

•	Focus on higher margin products. The Company is executing a long-term, systematic plan for marketing and selling higher margin products in terms of PurCotton® consumer products and higher value-added medical dressing products, such as surgical kits, advanced gowns and wet dressings. The Company’s research and development efforts are aimed at discovering new products, improving existing products and reducing production costs.

•	Providing High Quality Products. The Company’s goal is to manufacture and sell products that are of high quality and in accordance with established industry standards. The Company maintains strict and comprehensive quality assurance and quality control systems, and has already established ISO9001:2000, ISO13485:2003 and 21CFR Part 820 compliant quality management systems. Currently, the Company’s products have obtained European Union CE Certificates, U.S. Food and Drug Administration, “FDA,” certification, Russia health care certification and Japan’s Accreditation Certificate for Foreign Medical Device Manufacturers, which are awarded to individual factories that meet certain manufacturing standards. These certificates have been granted to Winner Medical’s Shenzhen, Jiayu, Chongyang and Jingmen factories. The Company intends to continue pursuing more certifications for its products or factories from developed and developing countries in order to promote its sales targets.

Manufacturing Strategy

•	Implement lean production and equipment technical improvements. The Company implements lean production management and equipment technical improvements among all subsidiaries to eliminate waste during production and increase efficiency. Through improving production techniques, the Company can reduce labor costs and increase efficiency by automation.

5

•	Providing Customers with a Complete Product Line—One Stop Procurement Services. The Company provides customers with specialized medical dressing products that are intended to address a number of customer issues and needs. The Company’s products are designed to meet a wide variety of its customers’ product configuration demands. The Company uses manufacturing equipment, including gauze sponge bleaching equipment, sterile packaging machines, auto-gauze sponges folding machines, nonwoven sponge folding machines and steam sterilization and ethylene oxide, “ETO,” for sterilization processing, which it believes allow the Company to produce its products in a cost efficient manner.

Management Strategy

•	Managing Business Effectively Through a Strong Management Team. To manage the medical and retail businesses, the Company assigns two management teams, due to the diverse customers and different marketing operation of these businesses. The Company retains senior management who has an average of ten years of work experience in the medical dressing industry. Under this team’s leadership, the Company has a demonstrated record of rapid and orderly growth. The Company employs a separate marketing and sales team for purposes of PurCotton retail sales, brand building and e-commerce.

•	Implementing Advanced Information Technology Systems and Logistical Capabilities. The Company has implemented the SAP Enterprise Resources Planning, “SAP ERP” system, which integrates all of the core business operations of each of its subsidiaries, such as purchasing, manufacturing, selling, expenses, financing, human resources and retailing, and records them on one system. The Company’s goal is to build a platform on which it can share information with its customers, including raw material preparation, production status, inventory and transportation. Development and expansion of the Company’s logistical capabilities are an important aspect of the Company’s strategy. The Company believes it is important to have warehouses in large transportation ports and near central cities. The Company’s use of modern logistics management methods is designed to enhance its service levels, including its ability to deliver products to customers in a timely fashion. Further, the Company strives to handle customer service inquiries quickly and accurately. Information on purchase order confirmation, production, order status and shipping advice is readily available. The Company also offers its customers a variety of payment terms to facilitate international purchases.

Products

The Company’s operations are mainly conducted through two operating business segments, which are the medical dressings and medical disposables segment and the spunlace 100% PurCotton® nonwoven consumer products segment. The Company’s operating decisions, on-site management, internal reporting and performance assessments are conducted within each of these two identified segments:

Medical dressings and medical disposables business segment

Medical dressings and medical disposals have two sub-categories, being typed according to function.

Medical care products – Include operating room products, procedural packs, protective products and gauze.

Surgical Drape	Gown
Face Mask	Surgical Dressing Pack
Sponge (including gauze and lap sponges)	Sterilization Pouch
Gauze Ball	Fluff Roll
Gauze Roll	Swab

Wound care products – Include dressing pads, cotton products, retention products and dental products.

First Aid	Tape
Adhesive Wound Dressing	Cotton Ball
Bandages (including elastic, gauze and cohesive flexible)	Q-tips

PurCotton consumer products business segment

PurCotton is a type of cotton product that is made of 100% natural cotton using spunlace nonwoven technology. The Company’s PurCotton products include jumbo rolls, as raw material supplies, and consumer products. The Company’s consumer products can be grouped into four categories (mother and baby care, feminine care, home care and medical care) and include:

Cotton Wipes	Cotton Wet Wipes
Cosmetic Puff	Sanitary Napkin
Gauze Baby Wear	Gauze Baby Towel
Baby Reusable Diaper	Baby Handkerchiefs
Q-tips	Face Mask
Sport Bandage	Pajama
Bed Sheets	Gauze Bedclothes

Sales, Marketing and Customers

The Company’s medical dressing and disposable products are sold internationally through a network of distributors, wholesalers and manufacturers’ representatives as original equipment manufacturer, “OEM,” products. The Company’s major target markets are Japan, Europe and North and South America. While maintaining its traditional export-oriented business model, the Company has expanded into domestic sales in China through the use of local distributors into hospitals and chain drug stores and direct sales to hospitals under its own brand name, “Winner.” The Company plans to continue selling its PurCotton® consumer products in the China market through self-operated chain stores and Business-to-Customer (B2C) online platforms and distributors under its “PurCotton” brand name the Company defines PurCotton as its English product, patent application, trademark and chain store names.

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Since there are different demands for different products in different geographic markets, the Company has adopted marketing strategies that are market-specific. For developed markets such as the United States, Japan and Europe, the Company offers OEM products under private label programs to supply medical suppliers. This approach enables the Company to capitalize on its customers’ branding strengths and established market channels. In order to gain more market share, the Company attempts to leverage its customers’ strong brand names, efficient distribution networks and market presence. The Company believes it is a better strategy to team up with large, well-known companies than to compete directly with them in developed markets. Most of the Company’s sales in developed countries are conducted by direct marketing. In addition, the Company also conducts sales through third-party manufacturers’ representatives, who are compensated through payment of sales commissions.

In China and other developing countries, the Company sells its medical dressing and disposable products under the “Winner” brand name. As the economies of China and other developing countries grow, the Company expects that there will be a significant increase in demand for medical products, including demand for the Company’s medical dressings and other medical disposable products. The Company believes its products are generally price-competitive with products from the United States, Japan and the European countries. Competition can also come from local producers in the developing countries, but the Company attempts to compete with those local manufacturers based on the quality of its products. The Company employs manufacturers’ representatives and actively participates in formal bid contracts organized by local organizations and hospitals. The Company is developing a distribution network to capture opportunities in China, mainly through local distributors, drugstore chains and direct sales to a few hospitals. In order to better develop its market, the Company’s officers are put in charge of communicating with local distributors in some major cities, such as Guangzhou, Fuzhou, Chengdu, Chongqing, Wuhan, Shanghai, Beijing and Shenyang. The Company also directly sells to hospitals in Hong Kong.

The Company believes that its material and manufacturing processes produce PurCotton® products that are healthy, soft, comfortable and environmentally-friendly. In August 2009, the Company started selling its jumbo rolls to manufacturers in China and Japan who produce consumer products. The Company believes that, as living standards improve and environmental protection awareness grows in China, people will desire products that are healthy, trusted, soft, comfortable and have less carbon emission. In order to launch its PurCotton® products and promote the “PurCotton” brand, the Company opened its first chain store in Shenzhen, China, on December 31, 2009. As of November 30, 2011, the Company has 44 chain stores in first and second-tier cities in China, which are mainly located in shopping malls. In order to broaden its customer base and increase sales, in July 2010, the Company opened a B2C website at Taobao.com http://purcotton.mall.taobao.com/, and launched its own B2C website www.purcotton.com in September 2010. Due to the operational differences between online and offline sales, the Company established Shenzhen PurCotton E-Commerce Co., Ltd. with two non-affiliated individuals who are experts in e-commerce (the Company owns 70% of the equity interest in this operating company, with the other 30% owned by the two individuals). However, the retail distribution channels require higher levels of capital expenditures for inventory, rent, deposits and salary for the sales forces than the Company’s medical business. As such, the Company’s net margins may be impacted in the short term, as this is a new business model and requires a significant level of start-up cost.

The Company has customers in approximately 80 countries throughout the world, including Japan, Germany, the United States, Italy, the Netherlands, the United Kingdom, Australia, France and China, as well as in South America, Africa and the Middle East. For its medical dressings and medical disposables business, some of the Company’s customers are large-scale producers and distributors with well-known brand names, while others are import and export firms or wholesalers with trade expertise and established sales channels. For its consumer products business, it targets female consumers with high income levels who are 25-45 years old and families who prefer to buy skin soft and healthy products.

Sakai Shoten Co., Ltd. accounted for approximately 11.54% and 12.16% of the Company’s revenue in fiscal years 2011 and 2010, respectively. Sakai Shoten Co., Ltd. acts as a purchasing agent for a large number of ultimate consumers of the Company’s products in Japan. Tyco Healthcare Co., Ltd accounted for 9.73% and 10.09% of the Company’s revenue in fiscal years 2011 and 2010, respectively. If the Company loses these customers without replacing them with other customers that purchase a similar amount of its products, the Company’s revenues and net income may decline considerably.

Raw Materials and Manufacturing

The Company depends on external suppliers to supply raw materials to produce its products. The principal raw materials used for the Company’s products are cotton, non-woven cloth and packaging materials, each of which it purchases from a limited number of suppliers. In the past, the Company has not experienced a problem in securing raw materials. Its principal cotton raw material for medical products is produced mainly in China, and for PurCotton products it is imported from the United States. The Company’s major suppliers of packaging materials and cotton are Safe Secure Packing (Shenzhen) Co., Ltd and China National Cotton Reserves Corporation. The Company’s raw material purchases from any individual supplier did not exceed 5% of its total raw material purchases in fiscal year 2011. The Company believes it is not over reliant on any of these suppliers.

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Cotton is the Company’s primary raw material used in its manufacturing process. As a result of rising global demand, cotton prices have been rapidly increasing and fluctuating in the last few years. Under this rising cost environment, the Company cannot secure stable price quotes from cotton suppliers, resulting in inconsistency in the prices quoted to the Company’s customers. Therefore, the Company, through its wholly-owned subsidiary Winner Industries (Shenzhen) Co., Ltd., “Winner Shenzhen,” has entered into cotton futures transactions in order to limit the volatility of cotton prices on production. In order to reduce risk from trading, the Company has hired a professional and experienced team to conduct cotton futures and spot markets transactions in order to firmly tie the transaction to the sales plan and built up stringent operational policies and process controls for futures and spot trading.

During the second fiscal quarter ended March 31, 2011, Winner Shenzhen’s transactions in cotton futures resulted in a net loss of approximately $1,577,000, which was charged to “realized loss on commodity financial instruments.” The loss was a result of significant increases and fluctuation in cotton prices since January 2011. During this period, based on management’s expectation that cotton prices would experience a downward correction, Winner Shenzhen acquired a short position to hedge against price corrections. However, contrary to management’s expectation, the price increase continued. In order to minimize further losses, management closed its short position, generating a loss for the period.

In order to shift risk away from the Company during the initial period of cotton futures trading and better protect the interests of the Company’s stockholders, the chief executive officer of the Company, Mr. Jianquan Li, signed agreements with Winner Shenzhen effective January 1, 2011 that expired on September 30, 2011. Under these agreements, Mr. Li agreed that, on September 30, 2011, he will assume all net losses, if any, incurred by Winner Shenzhen from cotton futures trading from January 1, 2011 to September 30, 2011. If, however, there were a net gain from trading activities, it would have been retained by Winner Shenzhen. More details regarding this undertaking by Mr. Jianquan Li were disclosed in the “Recent Developments” section of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2011 as filed with the Securities and Exchange Commission.

On September 30, 2011, the net losses incurred by Winner Shenzhen from cotton futures trading from January 1, 2011 to September 30, 2011 were $1,718,031 (or RMB10,925,415).  Accordingly, Mr. Jianquan Li deposited an equivalent amount in cash into Winner Shenzhen’s accounts. This deposit resulted in an increase to the Company’s Cash and an increase in the Company’s Stockholders’ equity, and the cash received was credited as a contribution to Additional Paid-in Capital when it was received. The agreements between Winner Shenzhen and Mr. Jianquan Li expired on September 30, 2011 after this reimbursement for losses realized from cotton futures trading was received.

With the objective of managing the Company’s risk from cotton futures trading, the Company established new department, a Commodity Trading Center, “CTC,” on July 1, 2011, with the goal of monitoring futures and spot trading and integrating cotton futures trading into the Company’s sales plan. Management has made on-going assessments of the CTC’s trading performance and has established stringent trading procedures and policies for entering into cotton futures transactions, along with consultation with the board of directors on these efforts.

Given the importance of key raw materials to the Company’s business, the Company manages its purchasing efforts and has established policies on the procurement of raw materials.

•	Supplier Management System. The Company has established a strict supplier management system to comprehensively assess suppliers on the basis of quality, price, purchasing terms, management systems delivery cycles. Suppliers are formally evaluated twice a year. The quality of the suppliers determines how much business they receive from the Company in subsequent months. The Company also hosts an annual suppliers’ conference, during which it communicates directly with its suppliers to discuss its needs and service level demands. The Company undertakes an open and transparent purchasing practice.

•	Purchasing Procedures. Purchasing transactions are conducted in accordance with a procedure termed inquiry-comparison-negotiation. Potential suppliers make initial offers that are compared objectively according to relevant guidelines. After validation of the various suppliers’ service and quality capabilities, the Company acquires the needed materials from the supplier offering the highest quality product at a reasonable cost. The Company’s finance department establishes an oversight process by appointing individuals to conduct independent market research of key price points. The research findings are announced periodically. The Company’s internal audit department and quality assurance department also provide oversight to assure that it strictly adheres to all purchasing procedures.

The Company’s production is vertically integrated, from raw material processing to semi finished products to finished products, which is able to control the entire manufacturing processes to maintain product quality. The Company has nine wholly owned manufacturing subsidiaries which are primarily located in Hubei province (and to a lesser extent in other parts of China). These manufacturing subsidiaries are as follows:

•	Winner Industries (Shenzhen) Co., Ltd. is a final procedure packaging center, sterilize center and a logistics center of the Company, and is located at Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, China.

•	Winner Medical (Huanggang) Co., Ltd. produces PurCotton jumbo roll and PurCotton related products, and is located at Pearl Avenue, Huanggang High-Tech Park, Huanggang City, Hubei Province, China.

•	Winner (Huanggang) Cotton Processing Co., Ltd. processes seed cotton into billet cotton as raw materials to support the Company’s manufacture and is located at Pearl Avenue, Huanggang High-Tech Park, Huanggang City, Hubei Province, China.

•	Hubei Winner Textile Co., Ltd. produces gauze, swabs and cotton filled sponges, etc., and is located at No. 47 South Road of Jianshe, Yuekou Town of Tianmen City, Hubei Province.

•	Winner Medical & Textile Ltd. Jiayu is in charge of producing cast padding, cotton swab, cotton ball, ABD pad, dental roll, zig-zag cotton and cotton pound roll, etc., and is located at No. 172 Phoenix Avenue, Yuyue Town, Jiayu County, Hubei Province.

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•	Winner Medical & Textile Ltd. Jingmen mainly manufactures lap sponges, gauze bandage, fluff roll and baby wear, and is located at Te 1 Hangkong Road, Pailou Town, Jingmen City, Hubei Province.

•	Winner Medical & Textile Ltd. Yichang weaves gauze and supplies gauze to the Companies other factories, and is located at No. 20 Jiangxia Avenue, Jiangkou Town, Zhijiang City, Hubei Province.

•	Winner Medical & Textile Ltd. Chongyang weaves and produces gauze sponge, gauze roll and gauze ball, and is located at Qingshan Park, Chongyang County, Hubei Province.

•	Shanghai Winner Medical Apparatus Co., Ltd. produces self-adhesive and adhesive bandages, and is located at 98 Jiechen Road, Songjiang District, Shanghai.

To execute its PurCotton business, the Company entered into an agreement in 2005 with the local government agency of Huanggang to acquire 564,742 square meters of land (approximately 140 acres) that will mostly be dedicated to the construction of production facilities for 100% cotton spunlace nonwoven fabric in the Company’s subsidiary Winner Medical (Huanggang) Co., Ltd., “Winner Huanggang”. Land use right certificates were issued to the Company in November 2005 and July 2007. As of September 30, 2011, the Company has four PurCotton manufacturing lines which are producing at almost 100% capacity, with a total production capacity of 430 tons per month. The Company purchased one sanitary napkin manufacturing line, which produces PurCotton top layer sanitary napkins. This line started trial production at the end of October 2011. The Company estimates that sanitary napkins will be mainly sold through distributors to hypermarkets, supermarkets, convenience stores and mother and baby stores. In January 2011, the Company established Winner (Huanggang) Cotton Processing, Co. Ltd. to process seed cotton into billet cotton as raw material to support the Company’s production, which the Company expects will provide it with more stringent quality control and reduce raw material production costs. This cotton processing line is currently meeting approximately 30% of the Company’s total annual cotton demand.

Competition

The Company is subject to intense competition. Some of the Company’s competitors have greater financial resources, better marketing approaches and more established market recognition than the Company does in international and Chinese domestic markets. Increased competition in the medical dressings and disposables could put pressure on the price at which the Company sells its products, resulting in reduced profitability for the Company. In the Company’s industry, the Company competes based on manufacturing capacity, product quality, customer service, product cost, ability to produce a diverse range of products and logistics capabilities.

For the international sales of medical dressings and medical disposables competitors, the Company views the below companies as its most significant competitors in the major markets in which it sells its products:

•	Competitors based in China. For overseas market, the Company’s competitors based in China primarily include: Shenzhen Aumei, Zhejiang Zhende Medical Dressing Co., Ltd., Jiangsu Province Jianerkang Medical Dressing Co., Ltd. and Qingdao Hartmann Medical Dressing Co., Ltd. These competitors tend to have lower labor costs. However, the Company believes that their products are of lower quality and they often lack product diversity, and that these competitors are not as strong in brand building and management.

•	Competitors based in Asia (Outside of China). Competitors based in this area mainly come from India and countries in Southeast Asia, such as Premier Enterprise and Sri Ram Products, whose main business is weaving. These competitors lack interconnected businesses and suppliers within the local industry and tend to be understaffed and have a lower quality of management, as well as a lower product quality.

•	Competitors based in Europe. Competitors based in Europe include: Bastos Viegas, S.A. (Portugal), Intergaz, S.R.O. (Czech Republic), and TZMO S.A. (Poland). The Company’s competitors from Europe may have a geographic advantage in the European market, but the Company believes they have less product diversity and higher production costs.

For China domestic medical sales, the Company’s core competitor is Henan Piao’an Group Co., Ltd., which tends to maintain stronger relationship with hospitals since its operation is larger and more established in the Chinese market. However, the Company’s believes that its quality control system and sterilization technology tend to be better accepted by Chinese hospitals.

For the PurCotton business, the Company believes that its material and manufacturing processes produce products that are healthy, soft, comfortable and environmentally-friendly. The Company targets mid- to high-end female consumers and families with babies who are concerned about their skin and health and would prefer to buy premium products. However, the PurCotton retail business is relatively new to the market, and the Company has to spend a significant amount of time and effort cultivating its customers. Furthermore, the Company believes PurCotton raw material could replace medical gauze and medical synthetic nonwoven products. However, due to the need for clinical examinations and certificate approvals, the Company projects that it will take more time to secure product acceptance from hospitals.

Competitive Advantages

The Company’s customers in the medical industry employ high quality standards, since product quality and safety are their primary consideration. They perform strict factory and production system verification and product quality testing on their target suppliers. Once a supplier passes these tests, it is costly to switch to another. Compared with its competitors, the Company’s competitive advantages include the following:

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•	Sound quality management system and certificates obtained. The Company has already established three quality management systems: ISO9001:2000 quality management system, ISO13485:2003 medical devices quality control system and 21CFR Part 820, Medical Device Quality System Regulation. Japanese certificates, which are awarded to individual factories, have been granted to Winner Medical’s Shenzhen, Jiayu, Chongyang and Jingmen factories, all of which are qualified and entitled to export products directly to Japan. The Company’s products imported into the United States are registered with the U.S. Food and Drug Administration, “FDA.” The Company has 45 types of products listed with the FDA, and it is proud to have FDA clearance to import sterilized products into the United States. Among those products are sterilization pouches and face masks, for which 510(k) premarket notifications were filed and which have received orders of substantial equivalence from the FDA. Currently, most of the Company’s products have obtained European Union CE Certificates. The Company’s other products are not required to obtain European Union CE certificates because these products are either non-medical related products or sold only in China. As of September 30, 2011, the Company has 61 products registered under the Russian Federal Service of Health Care and Social Development Control.

•	Quality control on vertically integrated production capacities. The Company has shaped its integrated manufacturing lines to meet customer preferences for procuring a range of products from a single trusted supplier. The Company’s services range from raw material processing, spinning, bleaching, folding, packaging and sterilization to finished product delivery. The Company maintains stringent quality control throughout each stage. The Company has factories in Hubei, Shenzhen and Shanghai. The production plants in Hubei province are primarily focused on upstream manufacturing, while the facilities in Shenzhen are focused on higher value-added processing to finished products. The Company’s Shanghai facilities are mainly concentrated on manufacturing and marketing self-adhesive bandages.

•	Innovation. The Company is dedicated to investing in research and development to drive innovation. The Company concentrates on innovation in value-added features for its medical dressings and medical disposables as well as PurCotton consumer products. It also focuses on the PurCotton manufacturing process to improve product quality and enhance efficiency, and continues to expand its PurCotton production line through line extensions and value-added features. The Company utilizes its patented, spunlace manufacturing process, which forms raw cotton into nonwoven cotton fabric to produce PurCotton® products at a lower cost than woven cotton products. The Company believes that this spunlace process provides a significant advantage. Patents covering the invention of the spunlace method of forming raw cotton into nonwoven process have been granted in more than 42 countries and regions (including China, the United States, Russia, Singapore, South Africa, Mexico, Nigeria, Canada, Egypt, Vietnam, the Philippines and member states of the European Patent Office).

Intellectual Property

The Company currently has 50 issued patents. Below are brief descriptions of these patents.

Description of Patent	Patent No.	Type
Manufacturing method for the spunlace non-woven cloth with X-ray detectable element thereby produced	ZL 200510033576.9 (China)	Invention
Manufacture method of the 100% cotton non-woven medical dressings	ZL 200510033147.1 (China)	Invention
Colored non-woven cloth with special coat	ZL 200620013847.4 (China)	Utility Model
Colored 100% cotton gauze	ZL 200620132922.9 (China)	Utility Model
100% cotton gauze with protective function	ZL 200620132920.X (China)	Utility Model
A medical dressing resists penetration and adhesion	ZL 200620132921.4 (China)	Utility Model
Description of Patent	Patent No.	Type
An ancillary fight code machine	ZL 200620017009.4 (China)	Utility Model
A safety medical gauze with detective device	ZL 200620014971.2 (China)	Utility Model
Wipes box	ZL 200630060318.5 (China)	Appearance design
Spunlace non-woven cloth with special coat and protective function	ZL 200620013845.5 (China)	Utility Model
A testing equipment for cloth	ZL 200820091990.4 (China)	Utility Model
Wound dressing	ZL 200820092733.2 (China)	Utility Model
Petrolatum dressing	ZL 200820105164.0 (China)	Utility Model
Product of and Method for hydrophobic 100% cotton non-woven cloth	ZL 200820093952.2 (China)	Utility Model
Packing device for medical dressing products	ZL 200820094531.1 (China)	Utility Model
Draw out wipes box	ZL 200520035670.3 (China)	Utility Model
Medical product box	ZL 200820207244.7 (China)	Utility Model
Embossed non-woven cloth	ZL 200820139753.0 (China)	Utility Model
A care package	ZL 200820235800.1 (China)	Utility Model
A bondage	ZL 200920129524.5 (China)	Utility Model
A protective facemask	ZL 200920135220.X (China)	Utility Model

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A spunlace non-woven and its devices	ZL 200920131414.2 (China)	Utility Model
A kind of medical dressing	ZL 200920132228.0 (China)	Utility Model
A multi-material lab sponge and operating sheet	ZL 200920134448.7 (China)	Utility Model
Sanitary napkin #326	ZL 201030227804.8 (China)	Appearance design
A medical and hygiene device with pure cotton spunlace surface	ZL 200920260990.7 (China)	Utility Model
A breathable pure cotton medical protective cloth	ZL 201020153332.0 (China)	Utility Model
Pure cotton layer sanitary napkin and pure cotton layer disposable underpants	ZL 201020186577.3 (China)	Utility Model
A safety X-ray detectable medical dressing	ZL 200510033022.9 (China)	Invention
A safety medical operating gauze	ZL 200610062853.3 (China)	Invention
A medical dressing with surface X-ray development detectable element thereby produced	200810065677.8 (China)	Invention
Manufacture method for a single-side moisture transported PurCotton thereby produced	200910239652.X (China)	Invention
A packaging bag for hygiene products	201020508162.3 (China)	Utility
A type of baby diaper	201020540770.2 (China)	Utility
A type of baby diaper	201020554574.0 (China)	Utility
A type of baby diaper	201020579219.9 (China)	Utility
A type of medical dressing	201020686693.1 (China)	Utility
A safety dressing for surgical operation and its recognition system	201020695829.5 (China)	Utility
A type of medical dressing	201120026272 (China)	Utility
A type of medical alginic acid dressing	201120033668.8 (China)	Utility
A type of hygiene product	201120122161.X (China)	Utility
A type of non-woven medical dressing	201120190406.2 (China)	Utility
Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	1688522 (E.U.)	Invention
Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	1-2007-501648 (the Philippines)	Invention
Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	270370 (Mexico)	Invention

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Description of Patent	Patent No.	Type
Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	2007/7583 (South Africa)	Invention

Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	NG/C/2007/774 (Nigeria)	Invention

Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	2, 510, 995 (Canada)	Invention

Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	24725 (Egypt)	Invention

Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	1-2007-01745 (Vietnam)	Invention

The Company has licensed from Jianquan Li, the Company’s CEO, President and Director, his rights to four patent and related technologies grants for nonwoven fabric manufacturing on a perpetual, worldwide royalty-free basis. The Company is not contractually required to pay a license fee to Mr. Li to use these patents. Below are the brief descriptions of these patents:

Description of Patents Licensed from Jianquan Li	Patent No.	Type
Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	US 7049753 B2 (U.S.)	Invention

Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	RU2326191C2 (Russia)	Invention

Method for producing spunlace non-woven cloth, method for producing spunlace non-woven cloth with X-ray detectable element, spunlace non-woven cloth with X-ray detectable element produced thereby	125160 (Singapore)	Invention

Spunlace non-woven cloth with X-ray detectable element	ZL 200520055659.3 (China)	Utility Model

The Company also has registered the trademark for the word “Winner” in China, the United States, Canada, Singapore, Libya, Jordan, the United Arab Emirates, Saudi Arabia, Thailand, Yemen, Chile, Cambodia and Hong Kong, and this trademark has passed the registration application in China, Hong Kong, Canada, Singapore, the United States and in the member countries of the Madrid Agreement such as Germany, France, Italy, Russia, Switzerland and Australia. The trademark of “PurCotton” has also been registered, or application for registration has been made, in China, Hong Kong, the United States, Europe, Japan, Australia, Brazil, South Africa, the Philippines, Russia, India, Turkey and Venezuela. Other trademarks, including “Winwin,” “Winband” in English and Chinese, “Nice Series” including “Nice”, “Nice Queen”, “Nice Princess”, ”Nice Prince”, ”Nice Life” etc., in Chinese, “SoftTouch” and “COTTONEA” have also been registered by the Company.

In addition, the Company has registered seventy-nine domain names both in English and Chinese, including www.winnermedical.com, www.purecotton.cn, www.purecotton.net.cn, www.purecotton.hk, www.softtouch.hk, www.winner-industries.com, www.winner-beijing.com, www.winner-shanghai.com, www.winner-shenzhen.com, www.purcotton.com, www.purcotton.cn, www.purcotton.hk, www.purcotton.asia, www.purcotton.net.cn, www.purcotton.com.cn, www.winnermedical.name, www.winnermedical.info, www.winnermedical.hk, www.winnermedical.net.cn, www.winnermedical.cn, www.winnermedical.net, www.winnermedical.org and www.winnermedical.mobi, www.purcottononline.com, www.purcottononline.cn, www.purcottonoline.com.cn, www.purcottononline.net, www.purcotton.net.cn, www.purcottononline.hk, www.purcotton-online.com, www.purcotton-online.cn, www.purcotton-online.com.cn, www.purcotton-online.net, www.purcotton-online.net.cn and www.purcotton-online.hk.

Where appropriate for the Company’s business strategy, the Company will continue to take steps to protect its intellectual property rights.

Research and Development Efforts

The Company spent approximately $1,988,000 and $1,767,000 on research and development in fiscal years 2011 and 2010, respectively.

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The Company’s research and development in 2011 was mainly focused on developing new PurCotton® products for consumer use to broaden and diversify its product types to support its chain store sale and online sale, and researching value-added features for its medical dressings and medical disposables.

The Company’s research and development activities adhere to strict procedures and utilize standardized processes. The Company is focused on further improving its core manufacturing technologies so that it can reduce waste and overall costs. In addition, the Company uses advanced automatic equipment as part of its processing system, including folding machines, plastic absorbing machines and sterilization systems. These improvements not only reduce production costs, but also enable the Company to further diversify its product lines.

Regulation

The Company is subject to complex and stringent governmental laws and regulations relating to the manufacture and sale of medical dressings and medical disposables in China and in many other countries in which it sells its products. These laws and regulations in the major markets in which it competes are discussed further below. All of the regulatory laws and regulations may be revised or reinterpreted, or new laws and regulations may become applicable, which could have a negative effect on the Company’s business and results of operations. See “Risk Factors —Risks Related to the Company’s Business.” The Company’s failure to comply with ongoing governmental regulations could impair its operations and reduce its market share.”

•	China . In China, medical materials and dressings, including medical gauzes, absorbent cottons, bandages and disposable surgical suits, are regulated as medical devices and are administered by the State Food and Drug Administration of China. The technology and specifications of these products must be consistent with the Regulations for the Supervision and Administration of Medical Devices and relevant laws and standards. PurCotton® consumer products are administered by the General Administration of Quality Supervision, Inspection and Quarantine of China. The specifications and manufacturing of such products are subject to stringent laws and regulations in relation to sterilization, chemical residual and heavy metal residual.

The Company’s business is regulated by a number of provincial authorities that license the production and registration of products such as those the Company manufactures. All of the Company’s wholly-owned manufacturing subsidiaries, which require licenses from these authorities, operate under current licenses.

•	Other Countries . Since the Company sells its products in international markets, its products are subject to regulations imposed by various governmental agencies in the markets where the Company’s products are sold.

All of the Company’s products exported to European countries must have a CE certificate, CE-certification or CE Marking, which is a conformity marking consisting of the letters “CE.” The CE Marking applies to products regulated by certain European health, safety and environmental protection legislation. The CE Marking is obligatory for products it applies to and the manufacturer affixes the marking in order to be allowed to sell its products in the European market.

In Japan, the Company needs a Certificate of Foreign Manufacture from the Pharmaceuticals and Medical Devices Agency of the Ministry of Health, Labor and Welfare of Japan in order to sell its products in the Japanese market. The Company has met applicable standards and obtained the required certificates in Europe and Japan.

In the United States, some of the Company’s products are considered medical devices. The FDA regulates the design, manufacture, distribution, quality standards and marketing of medical devices. Accordingly, the Company’s product development, testing, labeling, manufacturing processes and promotional activities for certain products that are considered medical devices are regulated extensively by the FDA. The FDA has given the Company clearance to market such products within the United States.

Under the U.S. Federal Food, Drug, and Cosmetic Act (“FDCA”), medical devices are classified into one of three classifications, each of which is subject to different levels of regulatory control, with Class I being the least stringent and Class III being subject to the tightest control. Class III devices, which are life supporting or life sustaining, or which are of substantial importance in preventing harm to human health, are generally subject to a clinical evaluation program before receiving pre-market approval, PMA, from the FDA for commercial distribution. Class II devices do not require clinical evaluation and pre-market approval by the FDA. Instead, it requires a pre-market notification to the FDA and in most cases its requirement is substantially equivalent to an existing product under Section 510(k) of the FDCA. Class I devices are subject only to general controls, such as labeling and record-keeping regulations, and are generally exempt from pre-market notification or approval under Section 510(k) of the FFDCA, although they are required to be listed with the FDA. The Company’s medical device products are generally considered Class I devices, and are therefore exempt from pre-market notification or approval requirements. The Company has listed all of its relevant products with the FDA pursuant to the FDAC.

If a 510(k) pre-market notification is required for a medical device, the device cannot be commercially distributed in the US until the FDA issues a letter to permit the sale of the product. Certain of the Company’s surgical face masks and sterilization pouches are subject to the 510(k) pre-market notification requirements. The Company has already received the necessary clearance from the FDA for such products.

The Company’s medical device products are also subject to the general labeling requirements under the FDA medical device labeling regulations. As of the date of this Report, the Company has labeled all of its medical device products and has not been the subject of any enforcement action initiated by the FDA.

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In addition, manufacturers of medical devices distributed in the United States are subject to various other regulations, which include establishment registration, medical device listing, quality system regulation (“QSR”) and medical device reporting. Under the FDCA, any foreign establishment that manufactures, prepares, propagates, compounds or processes a medical device that is imported, or offered for import, into the United States is required to register its establishment with the FDA. In addition, any foreign establishment that engages in the manufacturing, preparation, assembly or processing of a medical device intended for commercial distribution in the United States is required to list its devices with the FDA. The Company’s subsidiary Winner Shenzhen, which exports all of its products, has registered its establishment with the FDA and has listed 45 medical and dental devices.

The Company’s manufacturing processes are required to comply with the applicable portions of the QSR, which cover the methods and documentation of the design, testing, production, processes, controls, quality assurance, labeling, packaging and shipping of its medical device products. The QSR, among other things, requires maintenance of a device master record, device history record and complaint files. As of the date of this Report, the Company does not have any enforcement actions initiated by the FDA.

The Company is also required to report to the FDA if its products cause or contribute to a death or serious injury or malfunction in a way that would likely cause death or serious injury. The FDA can require companies to recall products which have material defects or deficiencies in design or manufacturing. The FDA can withdraw or limit the Company’s product clearances in the event of serious, unanticipated health or safety concerns. The Company may also be required to submit reports to the FDA of corrections and removals. As of the date of this Report, the Company had not received any complaints that any of its products had caused death or serious injury.

The FDA has broad regulatory and enforcement powers. If the FDA determines that the Company has failed to comply with applicable regulatory requirements, it can impose a variety of enforcement actions ranging from public warning letters, fines, injunctions, consent decrees and civil penalties to suspension or delayed issuance of approvals, seizures or recall of the Company’s products, total or partial shutdown of production, withdrawal of approvals or clearances already granted and criminal prosecution. The FDA can also require the Company to repair, replace or refund the cost of devices that it manufactured or distributed. The Company’s failure to meet any of these requirements may cause the FDA to detain its products automatically when they are presented for entry into the United States. If any of these events occur, it could result in a material adverse impact on the Company. As of the date of this Report, the Company was not the subject of any enforcement actions initiated by the FDA.

Environmental Compliance

The Company is subject to the requirements of U.S. federal, state, local and non-U.S., including China’s, environmental and occupational safety and health laws and regulations. As the Company has no operations in the United States, U.S. environmental and occupational safety and health laws and regulations did not have any impact on the Company during this reporting period. In China, applicable environmental and occupational safety and health laws include laws regulating air emissions, water discharge and waste management. The Company has an environmental management structure designed to facilitate and support its compliance with these requirements. Although it is the Company’s intent to comply with all such requirements and regulations, it cannot provide assurance that it is at all times in compliance. The Company has made and will continue to make capital and other expenditures to comply with environmental requirements, although such expenditures were not material during the past two years. Environmental requirements are complex, frequently change and tend to become more stringent over time. Accordingly, the Company cannot assure investors that environmental requirements will not change or become more stringent over time or that potential environmental cost and liabilities will not be material.

During fiscal year 2011, the Company did not make any material capital expenditures relating to environmental compliance.

Employees

As of September 30, 2011, the Company employed approximately 4,581 full-time employees. The Company believes that it maintains a satisfactory working relationship with its employees and it has no significant labor disputes or any difficulty in recruiting staff for its operations.

As required by applicable Chinese law, the Company has entered into employment contracts with all of its officers, managers and employees. The Company’s employees in China participate in a state social insurance scheme organized by the Chinese municipal and provincial governments. The Company is required to contribute to the scheme at rates ranging from 8% to 29% of the average monthly salary. The expenses related to this scheme were $1,461,000 and $1,223,000 for fiscal years 2011 and 2010, respectively.

Available information

The Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other information are available free for charge from the Securities and Exchange Commission (the “SEC”) website. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Information also can be obtained by mail at prescribed rates from the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of the SEC’s Internet site is http://www. sec.gov.

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The Company’s Internet website, http:// winnermedical.investorroom.com , provides information relating to its corporate governance, which includes Corporate Governance Guidelines, Code of Business Conduct and Ethics and Winner Medical’s executive officers, directors and Board committees, including committee charters. The website also includes the Company’s Annual Reports, most recent Quarterly Reports, Current Reports, any Proxy Statements filed and any amendments to such reports as soon as reasonably practicable following the electronic filing of such reports with the SEC. In addition, the Company provides electronic or paper copies of its filings free of charge upon request.

Item 1A.	Risk Factors

An investment in the Company’s common stock involves a high degree of risk. In addition to the following risk factors, you should carefully consider the risks, uncertainties and assumptions discussed herein, and in other documents that the Company subsequently files with the SEC that update, supplement or supersede such information for which documents are incorporated by reference into this Report. Additional risks not presently known to the Company, or which the Company considers immaterial based on information currently available, may also materially adversely affect the Company’s business. If any of the events anticipated by the risks described herein occur, the Company’s business, cash flow, results of operations and financial condition could be adversely affected, which could result in a decline in the market price of the Company’s common stock, causing you to lose all or part of your investment.

Risk Related to the Company’s Business

•	The Company may be adversely affected by inflation in China.

China’s economic growth in the past few years has been fueled, in substantial part, by the issuance of debt. Large issuances of debt can lead to growth in the money supply, which can cause inflation. If prices for the Company’s products rise at a rate that is insufficient to compensate for the rise in the cost of supplies and personnel, it may harm the Company’s profitability.

In order to control inflation, the Chinese government has imposed controls on bank credit, limits on loans and restrictions on state bank lending. Such policies have lead to a slowing of economic growth in China. Further controls on lending, or interest rate increases by the central bank, may further slow economic activity in China, which could, in turn, materially increase the Company’s costs while, at the same time, reduce demand for the Company’s products.

In addition, the markets in which the Company sells its products are extremely competitive. The Company competes based upon a variety of factors, including cost of production and cost of raw materials. As all of the Company’s manufacturing is done in China, interest rate increases and labor and raw material inflation in that market can adversely affect the Company’s ability to provide quality products at a competitive price. It is possible that Company’s competitors, either in China or in other countries, have lowered or will soon lower their cost of production due to relative price decreases in their home markets, and have engaged or will engage in price competition through aggressive pricing policies to secure a greater market share. The Company’s business may be adversely affected by this competition, and the Company may not be able to maintain its profitability if the inflationary environment in China worsens.

•	The Company may suffer losses through its cotton futures trading.

Cotton is the Company’s primary raw material used in its manufacturing process. In order to mitigate against inflation and price fluctuations in the cost of this core raw material, the Company has engaged in cotton futures trading through its wholly-owned subsidiary Winner Industries (Shenzhen) Co., Ltd., “Winner Shenzhen.”

Cotton futures trading has a high risk that it may result in losses to the Company despite management’s efforts to limit such risk. While the Company has made on-going assessments of its trading performance and implemented operational policies and process controls for the futures trading, these efforts may prove insufficient in limiting the downside risk inherently present in this type of trading activity. If the Company’s exposure to cotton futures trading results in significant losses, stockholders’ equity and/or the Company’s profitability may be adversely impacted.

•	The Company engages in international sales, which expose it to trade restrictions.

The Company is a China-based manufacturer that exports products to various geographic regions. As such, the Company may be subject to risks associated with customs duties, export quotas and other trade restrictions that could have a significant impact on its revenue and profitability. While the Company has not encountered significant difficulties in connection with the sales of its products in international markets, the future imposition of, or significant increases in the level of, custom duties, export quotas or other trade restrictions could have an adverse effect on the Company. Further, the Company cannot assure that the laws of foreign jurisdictions where it sells and seeks to sell its products afford similar or any protection of its intellectual property rights as may be available under U.S. laws. The Company is directly impacted by the political, economic, military and other conditions in the countries where it sells or seeks to sell its products.

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•	The Company’s dependence upon international customers may impede its ability to supply products.

During the fiscal year ended September 30, 2011, approximately 76.27% of the Company’s products were exported from its China-based manufacturing facilities to other countries. As a result, the Company is subject to risks associated with shipping products across borders, including shipping delays. If the Company cannot deliver its products on a competitive and timely basis, its relationships with international customers may be damaged and its financial condition could be harmed.

•	Expansion of the Company’s business may put additional pressure on its management, financial resources and operational infrastructure, impeding the Company’s ability to meet any increased demand for its products and possibly impairing its operating results.

The Company’s business plan is to significantly grow its operations to meet anticipated growth in demand for existing products and by the introduction of new product offerings. The Company’s planned growth includes the construction of several new production lines to be put into operation over the next five years, including the growth of its PurCotton retail business. Growth in the Company’s business may place a significant strain on its personnel, management, financial systems and other resources. In addition, the PurCotton retail business is different from the Company’s traditional business base, thus increasing the demands on the management. The Company may be unable to successfully and rapidly expand its sales to potential customers in response to potentially increasing demand or control costs associated with its growth.

To accommodate any such growth and compete effectively, the Company may need to obtain additional funding to improve information systems, procedures and controls and expand, train, motivate and manage its employees, and such funding may not be available in sufficient amount. Also, as the Company is self-operating PurCotton retail stores, there is a high capital expenditure for such start-up costs as inventory, rent, deposits and salary. As such, the Company may lose money during this expansion phase for its new business line. If the Company is not able to manage these activities and implement these expansion strategies successfully and to meet any increased product demand, the Company’s operating results could suffer.

•	The Company is expanding into retail operations, and may not be successful in implementing this new business model.

The Company has embarked on a plan to build retail sales under its “PurCotton” brand of products. This plan includes selling PurCotton brand products through the Company’s self-operated stores, retail sales points for PurCotton® products in supermarkets and other chain stores and selling the Company’s PurCotton® products through online platforms. Implementation of this plan has required the Company to invest a significant amount of financial and other forms of capital into building sales channels and hiring personnel.

This new business model is different than the Company’s traditional model of business-to-business sales and OEM manufacturing. The Company’s management team may not be able to build positive brand image, provide good returns on invested capital or properly manage both businesses so that neither the new nor the traditional business model inhibits the operation of the other. Failure by the Company’s management to properly grow and manage this new business model could negatively impact stockholders’ equity and the Company’s operations.

•	In order to grow at the pace expected by management, the Company will require additional capital to support its long-term business plan. If the Company is unable to obtain additional capital in future years, it may be unable to proceed with its long-term business plan and the Company may be forced to curtail or cease its operations.

The Company will require additional working capital to support its long-term business plan, which includes identifying suitable targets for horizontal or vertical mergers or acquisitions, so as to enhance the overall productivity and benefit from economies of scale. The Company’s working capital requirements and the cash flow provided by future operating activities, if any, will vary greatly from quarter to quarter, depending on the sales volume during the period and payment terms with its customers. The Company may not be able to obtain adequate levels of additional financing, whether through equity financing, debt financing or other sources. Additional financings could result in significant dilution to the Company’s earnings per share or the issuance of securities with rights superior to the Company’s current outstanding securities. In addition, the Company may grant registration rights to investors to purchase its equity or debt securities in the future. If the Company is unable to raise additional financing, it may be unable to implement its long-term business plan, develop or enhance its products and services, take advantage of future opportunities or respond to competitive pressures on a timely basis, if at all. In addition, a lack of additional financing could force the Company to substantially curtail or cease operations.

•	The Company relies on patent and trade secret laws that are complex and difficult to enforce.

The validity and breadth of claims in medical technology patents involve complex legal and factual questions. Therefore, the extent of their enforceability and protection is highly uncertain. Issued patents or patents based on pending patent applications or any future patent applications may not exclude competitors or may not provide a competitive advantage to the Company. In addition, patents issued or licensed to the Company may not be held valid if subsequently challenged and others may claim rights in or ownership of such patents. Furthermore, the Company cannot ensure that its competitors have not developed or will not develop similar products, will not duplicate the Company’s products, or will not design around any patents issued to or licensed by the Company.

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•	The Company depends on key personnel, and turnover of key employees and senior management could harm its business.

The Company’s future business and results of operations depend to a significant part on the continued contributions of its key technical and senior management personnel, including Jianquan Li, Xiuyuan Fang and Nianfu Huo, who hold the titles of CEO, President and Chairman, CFO and Vice President and Senior Vice President and Chairman of Supervisory Board, respectively. They also depend to a significant part on the Company’s ability to attract and retain additional qualified management, technical, marketing and sales and support personnel for its operations. For example, with its PurCotton retail business, the Company hired three experienced (in terms of retailing, e-commerce and brand building) directors for its three distribution channels. If the Company loses any of its key employees, or if any key employee fails to perform in his or her current position, or if the Company is unable to attract and retain skilled employees, the Company’s business could be suffered. Significant turnover of the Company’s senior management could significantly deplete the Company’s institutional knowledge held by its existing senior management team. The Company depends on the skills and abilities of these key employees in managing the manufacturing, technical, marketing and sales aspects of its business, any part of which could be harmed by staff turnover.

•	The Company has limited product liability insurance coverage and is subject to potential product liability claims for which it does not have insurance coverage.

Defects in the Company’s products could subject the Company to potential product liability claims arising from physical injury or property damage. The Company has limited product liability insurance covering the PRC, U.S. and Canadian markets, and does not have product liability insurance for other markets. Any successful claim brought against the Company in the markets not covered by any product liability insurance could adversely harm the Company’s reputation, business and financial condition.

•	The Company may not be able to adequately finance the significant costs associated with the development of new medical products.

The medical products in the medical dressings and medical disposables market change dramatically with new technological advancements. The Company is currently conducting research and development on a number of new products, which require a substantial outlay of capital. To remain competitive, the Company must continue to incur significant costs in product development, equipment, facilities and invest in research and development of new products. These costs may increase, resulting in higher fixed costs and operating expenses.

In addition to research and development costs, the Company could be required to expend substantial funds for and commit significant resources to the following:

•	additional engineering and other technical personnel;

•	advanced design, production and test equipment;

•	manufacturing adjustment that meet changing customer needs;

•	technological changes in manufacturing processes; and

•	manufacturing capacity.

The Company’s future operating results will depend, to a significant extent, on its ability to continue to provide new products that compare favorably on the basis of cost and performance with the design and manufacturing capabilities of competitive third-party suppliers and technologies. The Company will need to increase its net sales to sufficiently offset these increased costs, the failure of which would negatively affect the Company’s operating results.

•	The Company may be exposed to potential risks relating to its internal controls over financial reporting and its ability to have those controls attested to by its independent auditors.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002 or SOX 404, the Securities and Exchange Commission adopted rules requiring public companies to include a report of management on the companies’ internal controls over financial reporting in their annual reports, including Form 10-K. Management’s report on internal control over financial reporting is set out in Item 9A “Controls and Procedures” of the 2011 Form 10-K. As a smaller reporting company, the Company is not required to have auditor’s attestation reports at this time. However, should the Company be so required in the future, it can provide no assurance that the Company will be able to receive a positive attestation from its independent auditors. If significant deficiencies or material weaknesses in the Company’s internal controls are identified, the Company may not be able to remediate in a timely manner. In such case, investors and others may lose confidence in the reliability of the Company’s financial statements.

•	The Company’s holding company structure and Chinese accounting standards and regulations may limit the payment of dividends.

The Company has no direct business operations other than ownership of its subsidiaries. While the Company has no current intention of paying dividends, should it decide in the future to do so, as a holding company, its ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from its operating subsidiaries and other holdings and investments. In addition, the Company’s operating subsidiaries, from time to time, may be subject to restrictions on their ability to make distributions to the Company, including restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions as discussed below. If future dividends are paid in Renminbi, fluctuations in the exchange rate for the conversion of Renminbi into U.S. dollars may reduce the amount received by U.S. stockholders upon conversion of the dividend payment into U.S. dollars.

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Chinese regulations currently permit the payment of dividends only out of retained profits as determined in accordance with Chinese accounting standards and regulations. The Company’s subsidiaries in China are required to set aside a portion of their after tax profits according to Chinese accounting standards and regulations to fund certain reserve funds. Currently, the Company’s subsidiaries in China are the only sources of revenues or investment holdings for the payment of dividends. If they do not accumulate sufficient profits under Chinese accounting standards and regulations to first fund certain reserve funds as required by Chinese accounting standards, the Company will be unable to pay any dividends.

•	The Company may be subject to fines and legal sanctions imposed by the State Administration of Foreign Exchange (SAFE) or other Chinese government authorities if it or its Chinese directors or employees fail to comply with Chinese regulations relating to employee share options or shares granted by offshore listed companies to Chinese domestic individuals.

On December 25, 2006, the People’s Bank of China, or PBOC, issued the Administration Measures on Individual Foreign Exchange Control, and the corresponding Implementation Rules were issued by SAFE on January 5, 2007. Both of these regulations became effective on February 1, 2007. According to these regulations, all foreign exchange matters relating to employee stock holding plans, share option plans or similar plans with Chinese domestic individuals’ participation require approval from the SAFE or its authorized branch. On March 28, 2007, the SAFE issued the Application Procedure of Foreign Exchange Administration for Domestic Individuals Participating in Employee Stock Holding Plan or Stock Option Plan of Overseas-Listed Company, or the Stock Option Rule. Under the Stock Option Rule, Chinese domestic individuals who are granted share options or shares by an offshore listed company are required, through a Chinese agent or Chinese subsidiary of the offshore listed company, to register with the SAFE and complete certain other procedures. As the Company is an offshore listed company, its Chinese domestic directors and employees who may be granted share options or shares shall become subject to the Stock Option Rule. Under the Stock Option Rule, employees stock holding plans, share option plans or similar plans of offshore listed companies with Chinese domestic individuals’ participation must be filed with the SAFE. After the Chinese domestic directors or employees exercise their options, they must apply for the amendment to the registration with the SAFE. The Company is reviewing the procedures for such SAFE registration. If the Company or its Chinese domestic directors or employees fail to comply with these regulations, the Company or its Chinese domestic directors or employees may be subject to fines or other legal sanctions imposed by the SAFE or other Chinese government authorities.

•	The Company only has a royalty-free license to use certain patents and technologies in its business.

The Company and its subsidiaries have licensed the right to use four patents and related technologies for nonwoven fabric manufacturing from its CEO, President and Director, Jianquan Li, on a royalty-free basis and the license of some of the patents and related technologies is provided under certain license agreements entered into between the Company and Jianquan Li in 2005 and 2007. If the licensor, Jianquan Li, unilaterally terminates or repudiates the license agreements, the Company’s business may be adversely affected as the Company may have to litigate or arbitrate to retain such license rights. Further, if any of such licensed patents and related technologies is challenged or infringed or any claim is made against it, the Company cannot defend or dispute such challenge or claim or take action to defend against such infringement directly and will need to rely on the licensor to do so.

•	The Company’s business could be subject to environmental liabilities.

The Company uses certain hazardous substances in its operations. Currently it does not anticipate any material adverse effect on its business, revenues or results of operations as a result of compliance with Chinese environmental laws and regulations. However, the risk of environmental liability and charges associated with maintaining compliance with environmental laws is inherent in the nature of the Company’s business, and there is no assurance that material environmental liabilities and compliance charges will not arise in the future.

•	If the ultimate consumers of products assert product liability claims against the Company due to defects in such products, the Company operating results may suffer and its reputation may be harmed.

Defects may be found in existing or new products manufactured or sold by the Company. Significant property damage and personal injuries can result from defective products. In addition, such defects could cause the Company to incur significant return and exchange costs, re-engineering costs, divert the attention of the Company’s engineering personnel from product development efforts, and cause significant customer relations and business reputation problems. If the Company’s products are not properly packaged or assembled or used in the manufacturing process of other products, and if property damage and personal injuries result from products of which the Company’s products are components or the assembling parts, the Company could be subject to claims for damages and its reputation will be damaged, regardless of whether such claims are successful. In addition, the Company could be forced to undertake a product recall program for products sold to consumers, which could cause it to incur significant expenses and harm its reputation and that of its products. If the Company delivers defective products, its credibility and the market acceptance and sales of its products could be harmed.

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Risks Related to the Company’s Industry

•	The Company may not be able to maintain or improve its competitive position because of strong competition in the medical dressing and medical disposable industry, and the Company expects this competition to continue to intensify.

The medical dressing and medical disposable industry is highly competitive. The Company faces competition from medical dressing and medical disposable manufacturers around the world. Some of the Company’s international competitors are larger than the Company and possess greater name recognition, assets, personnel, sales and financial resources. These entities may be able to respond more quickly to changing market conditions by developing new products and services that meet customer requirements or are otherwise superior to the Company’s products and services and may be able to market their products more effectively than the Company can because they have significantly greater financial, technical and marketing resources than the Company does. They may also be able to devote greater resources than the Company to develop, promote and sell their products. Increased competition may force the Company to reduce its prices, resulting in fewer customer orders, and loss of market share. The Company cannot assure that it will be able to distinguish itself in a competitive market. To the extent that the Company is unable to compete against existing and future competitors successfully, the Company’s business, operating results and financial condition would face material adverse effects.

•	Cost containment measures that are prevalent in the healthcare industry may result in lower margins.

The health care market was typified in recent years by strict cost containment measures imposed by governmental agencies, private insurers and other “third party” payers of medical costs. In response to these economic pressures, virtually all segments of the health care market have become extremely cost sensitive and in many cases hospitals and other health care providers have become affiliated with purchasing consortiums that obtain large quantities of needed products and thus can sell at much lower cost. These factors in combination have hindered suppliers and manufacturers like the Company who may not be able to supply the large quantities sought by the purchasing consortiums or who are unable to respond to the need for lower product pricing.

•	The Company’s failure to comply with governmental regulations could impair its operations and reduce its market share.

In China, medical sanitary materials and dressings, including medical gauzes, absorbent cottons, bandages and disposable surgical suits, are supervised as medical devices and are administered by the Department of Medical Device of State Drug Administration of China. The technology and specifications of these types of products must conform to and comply with Regulations for the Supervision and Administration of Medical Devices of China and the relevant Chinese laws and standards. In addition, since the Company sells its products in the international markets, its products are subject to regulations imposed by various governmental agencies in the markets where its products are sold. For example, the Company’s products exported to the United States must be listed with the FDA. Certain of the Company’s products exported to the U.S. require 510(k) clearance. All the Company’s products exported to European countries must have the CE certificate. The Company also needs a Certificate of Foreign Manufacture for the Japanese market. These layers of regulation cause delays in the distribution of the Company’s products and may require the Company to incur operating costs resulting from the need to obtain approvals and clearances from regulators. Although the Company believes that it has reached the applicable standards and obtained the required certificates in the markets mentioned above, however, the Company may not be able to fully comply with all the licensing/certification requirements in these markets in the future.

•	The Company’s margins are reduced when it sells its products to customers through a buying group.

The Company believes that the use of buying groups by customers is becoming a trend in its industry. These buying groups aggregate the demand of several different customers and then buy products in bulk at lower prices than any of the customers would be able to obtain individually. The Company has only limited production capacity. This makes it difficult for the Company to meet the large demand from those buying groups which represent overseas customers in developed countries. A single order of one kind of product from a top 500 multinational buyer could require the full manufacturing capacity of one of the Company’s plants. Although the Company has expanded its manufacturing capacity, its capacity is still not large enough to meet the demands of these customers. As a result, the Company may lose business to competitors who have more manufacturing capacity than does the Company.

Risks Related to Doing Business in China

•	The Chinese government’s macroeconomic policies could have a negative effect on the Company’s business and results of operations.

The Chinese government has implemented various measures to control the rate of economic growth in the PRC. Some of these measures may have a negative effect on the Company over the short or long term. Recently, to cope with high inflation and financial imbalances, the Chinese government has sharply tightened monetary policy. In addition, in order to attempt to alleviate some of the effects of unbalanced growth and social discontent, the Chinese government has enacted a series of social programs and anti-inflationary measures. These measures have, in conjunction, increased the costs on the financial and manufacturing sectors, destabilized the real estate sector and significantly slowed down the rate of economic growth in China. The Chinese government may be forced to engage in further macroeconomic policy shifts in order to limit instability and/or damage to certain business models or markets. The Chinese government’s continued attempts at managing the Chinese economy through a variety of macroeconomic policies, even if effected properly, may further slow China’s economy growth and/or cause great social unrest, all of which would have a negative effect on the Company’s business and results of operations.

•	Financial conditions in the China domestic and international markets may have a negative impact on the Company’s business and financial position, especially on the market acceptance of the Company’s new PurCotton® products.

The current worldwide economic condition, including risks inside of China, has created significant reductions in available capital and liquidity from banks and other providers of credit, which may adversely affect the Company’s customers’ ability to buy the Company’s new PurCotton® products. Additionally, many of the effects and consequences of the current financial conditions of the China domestic and international markets, including credit and economic downturn risks, are currently unknown. If these risks were to grow or the downturn in the economy, both inside and outside of China, were to get any worse, such a situation could potentially have a material adverse effect on the Company’s customers ability to purchase products or the Company’s own liquidity and capital resources, all of which could negatively impact the Company’s business and financial results.

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•	Changes in China’s political or economic situation could harm the Company and its operational results.

In the past, economic reforms adopted by the Chinese government had a positive effect on the economic development of the country. However, present and future efforts by the Chinese government to grow and manage the Chinese economy may not be successful. In response to changing economic and social problems in China, the Chinese government could, at any time, reverse previously granted economic and legal reforms. This creates uncertainty in the Company’s operations and profitability. Some examples are:

•	level of government involvement in the economy;

•	control of foreign exchange;

•	methods of allocating resources;

•	balance of payments position;

•	international trade restrictions; and

•	international conflict.

The Chinese economy differs from the economies of most countries belonging to the Organization for Economic Cooperation and Development, or OECD, in many ways. As a result of these differences, the Company may not develop in the same way or at the same rate as might be expected if the Chinese economy were similar to those of the OECD member countries.

•	The Company’s business is largely subject to the uncertain legal environment in China and your ability to legally protect your investment could be limited.

The Chinese legal system is a civil law system based on written statutes. Unlike common law systems, it is a system in which precedents set in earlier legal cases are not generally used. The overall effect of legislation enacted over the past 20 years has been to enhance the protections afforded to foreign invested enterprises in China. However, these laws, regulations and legal requirements are relatively recent and are evolving rapidly, therefore their interpretation and enforcement involve uncertainties. These uncertainties could limit the legal protections available to foreign investors, such as the rights of foreign invested enterprises to hold licenses and permission such as requisite business licenses. In addition, all of the Company’s executive officers and its directors are residents of China and not of the United States, so all the assets of these persons are substantially located outside the United States. As a result, it could be difficult if not impossible, for investors to effect service of process in the United States, or to enforce a judgment obtained in the United States against the Company or any of these persons.

•	The Chinese government exerts substantial influence over the manner in which the Company must conduct its business activities.

China has recently only permitted provincial and local economic autonomy and private economic activities. The Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. The Company’s ability to operate in China may be harmed by changes in its economic policies and regulations, including those relating to taxation, import and export tariffs, environmental regulations, land use rights, property and other matters. The Company believes that its operations in China are in material compliance with all applicable legal and regulatory requirements. However, the central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on the Company’s part to ensure compliance with such regulations or interpretations.

Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require the Company to divest itself of any interest the Company then holds in Chinese properties or joint ventures.

•	Restrictions on currency exchange may limit the Company’s ability to receive and use its revenues effectively.

The majority of the Company’s revenues are settled in Renminbi and U.S. dollars, and any future restrictions on currency exchanges may limit the Company’s ability to use revenue generated in Renminbi to fund any future business activities outside China or to make dividend or other payments in U.S. dollars. Although the Chinese government introduced regulations in 1996 to allow greater convertibility of the Renminbi for current account transactions, significant restrictions still remain, including primarily the restriction that foreign-invested enterprises may only buy, sell or remit foreign currencies after providing valid commercial documents, at those banks in China authorized to conduct foreign exchange business. In addition, conversion of Renminbi for capital account items, including direct investment and loans, is subject to governmental approval in China, and companies are required to open and maintain separate foreign exchange accounts for capital account items. The Company cannot be certain that the Chinese regulatory authorities will not impose more stringent restrictions on the convertibility of the Renminbi in the future.

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•	The value of the Company’s securities will be affected by the foreign exchange rate between other currencies and Renminbi.

The value of the Company’s common stock will be affected by the foreign exchange rate between U.S. dollars and Renminbi, and other currencies that the Company’s sales may be denominated, such as Euro, British pound, Australian dollars, and etc. For example, to the extent that the Company needs to convert U.S. dollars into Renminbi for its operational needs and should the Renminbi appreciate against the U.S. dollar at that time, the Company’s financial position, the business of the Company, and the price of the Company’s common stock may be harmed. Conversely, if the Company decides to convert its Renminbi into U.S. dollars for the purpose of declaring dividends on its common stock or for other business purposes and the U.S. dollar appreciates against the Renminbi, the Company’s retained earnings which are denominated in Renminbi would be reduced.

•	Chinese regulations relating to the establishment of offshore special purpose companies by Chinese residents and registration requirements for China resident stockholders owning shares in offshore companies may subject the Company’s China resident stockholders to personal liability and limit the Company’s ability to acquire Chinese companies or to inject capital into its operating subsidiaries in China, limit its subsidiaries’ ability to distribute profits to the Company or otherwise materially and adversely affect the Company.

State Administration of Foreign Exchange, SAFE, issued a public notice in October 2005, “Circular 75,” requiring PRC residents, including both legal persons and natural persons, to register with the competent local SAFE branch before establishing or controlling any company outside of China, referred to as an “offshore special purpose company,” for the purpose of acquiring any assets of or equity interest in PRC companies and raising funds from overseas. In addition, any PRC resident who is the stockholder of an offshore special purpose company is required to amend his or her SAFE registration with the local SAFE branch, with respect to that offshore special purpose company in connection with any increase or decrease of capital, transfer of shares, merger, division, equity investment or creation of any security interest over any assets located in China. To further clarify the implementation of Circular 75, the SAFE issued Circular 124 and Circular 106 on November 24, 2005 and May 29, 2007, respectively. Under Circular 106, PRC subsidiaries of an offshore special purpose company are required to coordinate and supervise the filing of SAFE registrations by the offshore holding company’s stockholders who are PRC residents in a timely manner. If these stockholders fail to comply, the PRC subsidiaries are required to report to the local SAFE authorities. If the PRC subsidiaries of the offshore parent company do not report to the local SAFE authorities, they may be prohibited from distributing their profits and proceeds from any reduction in capital, share transfer or liquidation to their offshore parent company and the offshore parent company may be restricted in its ability to contribute additional capital into its PRC subsidiaries. Moreover, failure to comply with the above SAFE registration requirements could result in liabilities under PRC laws for evasion of foreign exchange restrictions. The Company’s PRC resident beneficial owners may not have registered with the local SAFE branch as required under SAFE regulations. The failure or inability of these PRC resident beneficial owners to comply with the applicable SAFE registration requirements may subject these beneficial owners or the Company to fines, legal sanctions and restrictions described above.

•	Certain tax treatment that the Company presently enjoys in China is scheduled to expire over the next several years.

Some of the Company’s subsidiaries are entitled to certain preferential tax treatment which will expire in fiscal year 2012 or 2013, as applicable. When such preferential tax treatment expires, the Company’s income tax expenses will increase, reducing its net income below what it would be if it continued to enjoy such preferential tax treatment.

Risks Related to the Market for the Company’s Stock

•	Techniques employed by short sellers may drive down the market price of the Company’s common stock.

Short selling is the practice of selling securities that the seller does not own but rather has borrowed from a third party with the intention of buying identical securities back at a later date to return to the lender. The short seller hopes to profit from a decline in the value of the securities between the sale of the borrowed securities and the purchase of the replacement shares, as the short seller expects to pay less in that purchase than it received in the sale. As it is therefore in the short seller’s best interests for the price of the stock to decline, many short sellers publish, or arrange for the publication of, negative opinions regarding the relevant issuer and its business prospects in order to create negative market momentum and generate profits for themselves after selling a stock short. These short attacks have, in the past, led to selling of shares in the market.

Recently, public companies that have substantially all of their operations in China have been the subject of short selling. Much of the scrutiny and negative publicity has centered around allegations of a lack of effective internal control over financial reporting resulting in financial and accounting irregularities and mistakes, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result, many of these companies are now conducting internal and external investigations into the allegations and, in the interim, are subject to shareholder lawsuits and/or SEC enforcement actions.

It is not clear what effect such negative publicity would have on the Company, if any. If the Company were to become the subject of any unfavorable allegations (whether such allegations are proven to be true or untrue), the Company could have to expend a significant amount resources to investigate such allegations and/or defend itself. While the Company would strongly defend against any such short seller attacks, the Company may be constrained in the manner in which it can proceed against the relevant short seller by principles of freedom of speech, applicable state law or issues of commercial confidentiality. Such a situation could be costly and time-consuming, and could distract the Company’s management from growing the Company. Even if such allegations are ultimately proven to be groundless, allegations against the Company could severely impact its business operations and stockholders equity, and any investment in the Company’s stock could be greatly reduced or rendered worthless.

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•	The Company is subject to penny stock regulations and restrictions.

The SEC has adopted regulations which generally define so-called “penny stocks” as an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. As of November 29, 2011, the closing price for the Company’s common stock was $3.00. If the Company’s stock is a “penny stock,” it may become subject to Rule 15g-9 under the Securities Exchange Act of 1934, or the “Penny Stock Rule.” This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and “accredited investors,” generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses. For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell the Company’s securities and may affect the ability of purchasers to sell any of the Company’s securities in the secondary market.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure also is required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that the Company’s common stock will qualify for exemption from the Penny Stock Rule. In any event, even if the Company’s common stock were exempt from the Penny Stock Rule, the Company would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

•	The market price for the Company’s common stock has been and may be volatile.

The trading price of the Company’s common stock has and may continue to fluctuate widely in response to various factors, some of which are beyond the Company’s control. These factors include, in addition to the risk factors set forth in this Report and the risk factors incorporated by reference herein, the Company’s quarterly operating results or the operating results of other companies in the Company’s industry, announcements by the Company or its competitors of acquisitions, new products, product improvements, commercial relationships, intellectual property, legal, regulatory or other business developments and changes in financial estimates or recommendations by stock market analysts regarding the Company or its competitors. In addition, the stock market in general, and the market for companies based in China in particular, has experienced extreme price and volume fluctuations. This volatility has had a significant effect on the market prices of securities issued by many companies for reasons unrelated or disproportionate to their operating performance. These broad market fluctuations may materially affect the Company’s stock price, regardless of its operating results.

Further, the market for the Company’s common stock is limited and the Company cannot assure you that a larger market will ever be developed or maintained. The Company cannot predict what effect this limited market will have on the volume or trading price of its common stock. Market fluctuations and volatility, as well as general economic, market and political conditions, could reduce the Company’s market price due to the low volume of trading, which may in turn lower the volume of trading even more. As a result, these factors may make it more difficult or impossible for you to sell the Company’s common stock for a positive return on your investment.

•	Certain of the Company’s stockholders hold a significant percentage of the Company’s outstanding voting securities.

Mr. Jianquan Li and his wife Ping Tse own approximately 74.64% of the Company’s outstanding voting securities as of November 30, 2011. As a result, they possess significant influence, giving them the ability, among other things, to elect a majority of the Company’s Board of Directors and to authorize or prevent proposed significant corporate transactions. Their ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer.

•	Certain provisions of the Company’s Articles of Incorporation may make it more difficult for a third party to effect a change in control.

The Company’s Articles of Incorporation authorizes the Board of Directors to issue up to 2,500,000 shares of preferred stock. The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors without further action by the stockholders. These terms may include voting rights including the right to vote as a series on particular matters, preferences as to dividends and liquidation, conversion rights, redemption rights and sinking fund provisions. The issuance of any preferred stock could diminish the rights of holders of the Company’s common stock, and therefore could reduce the value of such common stock. In addition, specific rights granted to future holders of preferred stock could be used to restrict the Company’s ability to merge with, or sell assets to, a third party. The ability of the Board of Directors to issue preferred stock could make it more difficult, delay, discourage, prevent or make it more costly to acquire or effect a change-in-control, which in turn could prevent the Company’s stockholders from recognizing a gain in the event that a favorable offer is extended and could materially and negatively affect the market price of the Company’s common stock.

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Item 1B.	Unresolved Staff Comments.

Not applicable.

Item 2.	Properties.

All land in China is owned by the government. Individuals and companies are permitted to acquire rights to use land or land use rights for specific purposes. In the case of land used for industrial purposes, the land use rights are granted for a period of 50 years. This period may be renewed at the expiration of the initial and any subsequent terms. Granted land use rights are transferable and may be used as security for borrowings and other obligations. The Company currently has land use rights of approximately 888,938 square meters in various parts of China, with total book value of approximately $4,970,346. All fees for acquiring such land use rights have been paid off as of September 30, 2011. The Company also has approximately 264,961 squares meters of structures in China, with total book value of approximately $26,898,250. Approximately 36,397 square meters of the structures are subject to mortgages.

The following table summarizes main land the Company owned as of September 30, 2011.

Winner Medical Subsidiaries	Location	Land Size (Square Meters)	Net Book Value (in US $)
Winner Medical & Textile Ltd. Jingmen	Te 1 Hangkong Road, Pailou Town, Jingmen City, Hubei Province , China	40,542	41,389
Winner Medical (Huanggang) Co., Ltd.	Te 1, Chibi Avenue, Huanggang City, Hubei Province, China	564,742	2,554,435
Winner Medical & Textile Ltd. Yichang	No. 20 Jiangxia Avenue, Jiangkou Town, Zhijiang City, Hubei Province, China	24,448	108,305
Winner Medical & Textile Ltd. Chongyang	Qingshan Park, Chongyang County, Hubei Province, China	73,268	6,655
Winner Medical & Textile Ltd. Jiayu	No. 172 Phoenix Avenue, Yuyue Town, Jiayu County, Hubei Province, China	34,167	10,316
Winner Industries (Shenzhen) Co., Ltd.	Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, Guangdong Province, China	29,064	1,074,771
Hubei Winner Textiles Co., Ltd.	No. 47 South Road of Jianshe, Yuekou Town, Tianmen City, Hubei Province. China	122,707	1,174,475
	Total	888,938	4,970,346

The following table summarizes the Company’s main structures it owned as of September 30, 2011.

Winner Medical Subsidiaries	Location	Structure Size (Square Meters)	Net Book Value (in US $)
Winner Medical & Textile Ltd. Jingmen	Te 1 Hangkong Road, Pailou Town, Jingmen City, Hubei Province , China	20,129	2,100,954
Winner Medical (Huanggang) Co., Ltd.	Te 1, Chibi Avenue, Huanggang City, Hubei Province, China	74,869	12,208,182
Winner Medical & Textile Ltd. Yichang	No. 20 Jiangxia Avenue, Jiangkou Town, Zhijiang City, Hubei Province, China	15,154	696,493
Winner Medical & Textile Ltd. Chongyang	Qingshan Park, Chongyang County, Hubei Province, China	44,586	3,072,618
Winner Medical & Textile Ltd. Jiayu	No. 172 Phoenix Avenue, Yuyue Town, Jiayu County, Hubei Province, China	20,700	1,101,305
Winner Industries (Shenzhen) Co., Ltd.	Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, Guangdong Province, China	36,626	4,893,539
Hubei Winner Textiles Co., Ltd.	No. 47 South Road of Jianshe, Yuekou Town, Tianmen City, Hubei Province. China	52,897	2,825,159
	Total	264,961	26,898,250

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The following table summarizes the Company’s properties that are subject to mortgages as of September 30, 2011.

Mortgagor/Borrower	Location	Mortgagee/Lender Bank	Structure Subject to Mortgage (Square Meters)
Winner Industries (Shenzhen) Co., Ltd.	Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, Guangdong Province, China	China Merchants Bank, Shenzhen Branch	18,808
Winner Industries (Shenzhen) Co., Ltd.	Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, Guangdong Province, China	Shenzhen Industrial and Commercial Bank of China	17,589

Total			36,397

The Company entered into an agreement in 2005 with the local government agency of Huanggang to acquire 564,742 square meters, approximately 140 acres, of land which it plans to dedicate primarily to the construction of 100% cotton spunlace nonwoven fabric production facilities. The land use right certificate for 295,188 square meters, approximately 73 acres, of this land was issued to the Company in November 2005. The land use right certificate for 269,554 square meters, approximately 63 acres, of this land was issued to the Company in July 2007. As of September 30, 2011, the net book value of assets invested for this project is approximately $32.40 million, which includes $2.55 million in land, $12.21 million in facilities, $17.06 million in equipment and $0.57 million in other aspects of the project. Funds for this project were raised in the equity market and through bank loans.

The Company believes that all its land and structures have been adequately maintained, are generally in good condition, and are suitable and adequate for its business. The Company believes that the new facility under construction and the expected land use rights to additional land will be sufficient for its expansion efforts.

Some of the Company’s properties are leased from third parties. In most cases, the leased properties are dormitories or small operating spaces. In the remaining cases, the leased properties include manufacturing facilities and the use the Company is making of the land is in compliance with the relevant government authority’s land use planning. In a few cases, the lessers were unable to provide copies of documentation evidencing their rights to use the property leased to the Company. In the event of any future dispute over the ownership of the leased properties, the Company believes it could easily and quickly find replacement premises and dormitories so that the operations would not be affected.

Item 3.	Legal Proceedings.

From time to time, the Company may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm the Company’s business.

The Company is currently not aware of any such legal proceedings or claims that it believes it will have a material adverse affect on its business, financial condition or operating results.

To the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than five percent, 5%, of the Company’s securities, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

Item 4.	(Removed and Reserved).

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PART II

Item 5.	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

The Company’s common stock is quoted under the symbol “WWIN” on the Nasdaq Global Market. The CUSIP number is 97476P204. Effective October 8, 2009, the Company migrated from the OTC Bulletin Board or OTCBB to the New York Stock Exchange AMEX, changing its symbol from “WMDG.OB” to “WWIN” Effective April 6, 2010, the Company migrated from the New York Stock Exchange AMEX to the NASDAQ Global Market, under the same symbol of “WWIN.”

On October 6, 2009, the Company effected a reverse stock split in which 1 new share of common stock was issued for 2 old shares of common stock, thus exchanging 42,280,840 old shares for 21,140,420 new shares. This reverse stock split was reflected in the Company’s financial statements as of October 6, 2009. Upon effectiveness of the reverse stock split, the outstanding and issued shares were approximately 22,363,740 shares, after rounding up fractional shares.  On April 30 and May 19, 2010, the Company completed a public offering of 1,587,000 shares of common stock at a price of $6.10 per share. Following this public offering, the total outstanding and issued shares were approximately 23,950,740 shares. On October 7, 2010 and 2011, under the 2008-2009 Restricted Stock Unit Incentive Plan, the Company vested 179,507 units and 231,625 units of restricted stock to eligible participants, respectively. Following the issuance of the restricted stock, the total outstanding and issued shares were 24,361,872 shares. In July 2011, the Company vested 10,000 restricted stock units to an investor relations consultant firm pursuant to a one-year consultant agreement. As of November 30, 2011, the Company’s total outstanding and issued shares were 24,371,872 shares.

Stock Price Comparisons (NASDAQ composite transactions)

The following table sets forth, for the periods indicated, the high and low close prices for the Company’s common stock. These prices reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions. The Company’s fiscal year ended is on September 30.

(Per share amounts in US Dollars)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011 High	6.19	6.05	5.23	4.89
2011 Low	4.5	4.48	4.47	3.17
2010 High	7.4	7.6	7.3	6.4
2010 Low	4.2	5.8	5.3	4.4

*	One-for-two reverse stock split became effective on October 6, 2009, which automatically converted two shares of the Company's common stock into one share of common stock. The share prices are adjusted on post-split basis.

Reports to Stockholders

The Company plans to furnish its stockholders with an annual report for each fiscal year ending September 30 containing financial statements audited by its independent certified public accountants. Additionally, the Company may, in its sole discretion, issue unaudited quarterly or other interim reports to its stockholders when it deems appropriate. The Company intends to maintain compliance with the periodic reporting requirements of the Securities Exchange Act of 1934.

Approximate Number of Holders of the Company’s Common Stock

On September 30, 2011, there were approximately 1,570 stockholders of record of the Company’s common stock.

Dividend Policy

Other than the dividends declared or paid by the Company’s subsidiary Winner Group Limited and the reverse stock split effected before the reverse acquisition transaction, the Company has never declared dividends or paid cash dividends. The Company’s board of directors will make any decisions regarding dividends. The Company currently intends to retain and use any future earnings for the development and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of September 30, 2011, with respect to the Company’s equity compensation plans previously approved by stockholders and equity compensation plans not previously approved by stockholders.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	0	$0.00	2,310,493	[1]
Equity compensation plans not approved by stockholders	0	$0.00	0
Total	0	$0.00	2,310,493

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[1]	On October 7, 2007 the Company adopted the 2006 Amended and Restated Restricted Stock Unit Incentive Plan, whereby the Board was authorized to issue up to 2,500,000 shares of common stock including incentive stock options, which reflected 1-for-2 reverse stock split, to certain employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent, subsidiary or affiliate of the Company. As of September 30, 2011, 597,187 nonvested stock units have been granted under the plan, 179,507 stock units had vested on October 7, 2010 and 10,000 stock units had been issued on July 14, 2011. The weighted average grant date fair value for these nonvested stock units as of September 30, 2011 was $4.07. On October 7, 2011, under the 2008-2009 Restricted Stock Unit Incentive Plan, a sub-plan of the 2006 Amended and Restated Restricted Stock Unit Incentive Plan, the Company vested 231,625 units of restricted stock, which reflected 1-for-2 reverse stock split, to its 83 eligible participants who were employees of the Company and the Company’s senior management and key employees as designated by the Company’s Chief Executive Officer under authority of the Company’s Board of Directors.

Recent Sales of Unregistered Securities

The Company has not sold any equity securities during the fiscal year ended September 30, 2011 that were not previously disclosed in a quarterly report on Form 10-Q or a current report on Form 8-K.

Item 6.	Selected Financial Data.

The selected consolidated statements of income and comprehensive income data and selected consolidated statements of cash flows data for the years ended September 30, 2011 and 2010 and the selected consolidated balance sheets data as of September 30, 2011 and 2010 are derived from the Company’s audited consolidated financial statements included elsewhere in this Report. The selected consolidated financial data for the year ended September 30, 2009, 2008 and 2007 are derived from the Company’s audited consolidated financial statements not included in this Report.

The following selected historical financial information should be read in conjunction with the Company’s consolidated financial statements and related notes and the information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Year Ended September 30,
	2007	2008	2009	2010	2011
Statement of operations data:
Net sales	$70,280,960	$85,505,762	$98,385,603	$115,030,651	$149,896,424

Cost of sales	52,869,597	64,086,581	70,444,383	80,473,292	109,046,284

Gross profit	17,411,363	21,419,181	27,941,220	34,557,359	40,850,140
Selling, general and administrative expenses	11,959,184	14,437,539	16,874,131	20,370,950	26,525,378

Income before income taxes	5,662,391	5,563,166	11,421,176	14,664,295	13,545,977
Income taxes	(15,015)	591,118	2,358,093	1,666,933	1,970,314

Net income attributable to Winner Medical Group Inc.	5,624,854	5,066,295	9,128,574	13,090,498	11,535,891

Net income attributable to Winner Medical Group Inc. per share
— basic	$0.25	$0.23	$0.41	$0.57	$0.48
— diluted	$0.25	$0.23	$0.41	$0.56	$0.47

Weighted average number of shares outstanding
— basic	22,338,675	22,363,675	22,363,675	23,014,065	24,128,868
— diluted	22,338,675	22,510,962	22,403,237	23,383,532	24,549,361
Cash dividend declared per common share	-	-	-	-	-

Cash flows data:
Net cash provided by operating activities	$7,662,424	$9,644,401	$14,688,351	$12,653,828	$4,982,289
Net cash used in investing activities	(12,246,855)	(11,084,844)	(3,281,369)	(9,401,100)	(6,911,311)
Net cash provided by/(used in) financing activities	6,295,377	958,553	(8,426,513)	1,962,602	7,957,864

	September 30,
	2007	2008	2009	2010	2011
Balance sheet data:
Cash and cash equivalents	$6,377,488	$6,462,505	$9,493,026	$14,818,179	$21,945,105

Total assets	85,121,335	101,918,091	100,936,009	118,975,995	149,918,687

Total current liabilities	24,085,690	28,966,069	18,679,691	13,036,125	24,197,178
Total long term liabilities	22,857	41,965	41,899	42,699	45,025
Total liabilities	24,108,547	29,008,034	18,721,590	13,078,824	24,242,203

Total Winner Medical Group Inc. stockholders’ equity	60,821,657	72,761,751	82,131,604	105,796,972	125,535,766

Noncontrolling interests	191,131	148,306	82,815	100,199	140,718

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Item 7.	Management’s Discussion and Analysis of Financial Condition And Results of Operations.

The following management’s discussion and analysis should be read in conjunction with the Company’s financial statements and the notes thereto and the other financial information appearing elsewhere in this Report. In addition to historical information, the following discussion contains certain forward-looking information. See “Special Note Regarding Forward Looking Statements” above for certain information concerning those forward looking statements. The Company’s financial statements are prepared in U.S. dollars and in accordance with U.S. GAAP.

Overview

Winner Medical’s business operations consist of the manufacturing, marketing, researching and developing of cotton-based medical dressings and disposables and consumer products. The Company has fourteen wholly-owned manufacturing and sales subsidiaries and four joint venture companies, all located in the PRC and Hong Kong. The Company has established several integrated manufacturing and processing lines for its core products. The Company’s product offerings include medical dressings and medical disposables, which consist of medical care and wound care, as well as PurCotton® products. The Company manufactures its products in China and sells its medical dressings and medical disposables both in China and abroad, with Europe, the United States and Japan serving as the top four markets. The Company also sells its PurCotton® jumbo rolls in both China and abroad, and PurCotton® consumer products mainly in China.

Industry Wide Trends that are Relevant to the Company’s Business

The medical dressings and medical disposables manufacturing markets are continually evolving due to technological advances and new demands in the healthcare industry. The Company believes trends in the industry towards improving medical care and higher quality patient conditions, changes in patient treatment approaches and technological advances will impact favorably on the demand for its products. The Company anticipates that these factors will result in a growth in sales of medical dressings and medical disposables and increase revenue for the Company.

The medical dressings and medical disposables market is subject to consumption patterns and trends. One such trend or consumption pattern relates to the age demographics of the end users of the Company’s products. On average, the worldwide population is aging and life spans are generally increasing. As the general population begins to include a larger percentage of older people, the Company anticipates that more medical care will be required, and that will result in increased sales of the Company’s products.

Another industry trend or consumption pattern in the Company’s industry is that hospitals are increasingly looking to reduce their costs. Hospitals reduce costs by seeking alternative products that increase efficiency or reduce labor costs. For example, disposable catheters reduce the need for frequent changes of diapers and bed sheets. Other popular disposables used by hospitals to reduce operating costs include Eustachian tubes and needles, disposable clothing and accessories. The Company believes the demand for cost-effective products and healthcare solutions and an increasing emphasis on health worldwide will bring an increase in the demand for medical instruments, medical dressings and medical disposables.

For global medical dressings, the Company believes that there is a geographical shift in product manufacturing from countries with high labor and manufacturing costs to countries where labor and manufacturing costs are generally lower. As a result of the relatively low cost structure and rapid development of the China economy, some foreign multinational companies are entering into the China market to seek suppliers to produce their goods. The Company believes that having more large multinational healthcare companies seeking suppliers to produce their products in China will benefit the Company. In addition, the Company is negotiating with several large healthcare companies in developed countries which intend to outsource some of their production lines.

The Company believes that China’s local market demand for medical dressings and medical disposables will continue to grow along with corresponding increases in per capita income as more affluent people demand higher-quality medical services and products. This presents a significant opportunity for the Company, since the Company believes that it provides relatively higher-quality products than its peers. However, the Company’s competitors compete with reduced prices and significant relationship with hospitals, as the Company’s entrance into the Chinese medical dressings market has been more recent than its competitors’. In order to increase market share, the Company is developing a distribution network to capture opportunities in China, mainly through local distributors, over-the-counter drugstore chains and direct sales to hospitals in Hong Kong and hospitals in parts of Guangdong province. Specifically, certain employees have been placed in charge of communicating with local distributors in some major cities, such as Guangzhou, Fuzhou, Chengdu, Chongqing, Wuhan, Shanghai, Beijing and Shenyang.

Also affecting the Company’s industry is the growing sensitivity towards protecting the environment and increased health concerns, as consumers are becoming increasingly concerned about the environmental impact of the products they buy. Nonwoven medical dressings, medical instruments and medical disposables usually contain materials like rubber and polyester, which may result in restrictions on the purchase of these products under environmental protection regulations. At the same time, such materials are not biodegradable and are composed of petroleum, a non-renewable energy resource. In recent years, cases of melamine-tainted milk, recycled edible oil and contaminated vegetables have significantly raised consumers’ awareness about the environment they live in, the food they eat, and the products they use. The Company believes this trend will strengthen one of its competitive advantages because its new PurCotton® products are primarily made of natural cotton and manufactured in an environmentally-friendly fashion. The Company believes its PurCotton® products will be a medium to long-term growth contributor to its revenue, because they can be applied to consumer products as well as to the medical industry.

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At the same time, competition among retail brands for women and baby care products is intense in China. Many larger foreign and domestic brands have increased their market shares by their product portfolios through various market channels. The Company may not attract a large amount of new customers from its competitors in the near future, while it has to expend start-up costs in building sales channels and raising brand awareness among consumers. Customer membership for the PurCotton retail business can be obtained by filling out an application form online or offline with a payment of RMB30 (or approximately $4.70), members to enjoy an 8% discount from retail prices when purchasing products. The number of customer membership has rapidly increased to approximately 27,000 in November, 2011, from approximately 19,000 in August, 2011. The Company believes that this increase reflects brand recognition by customers visiting its retail stores and online platforms.

Chinese government actions in favor of the Company

•	Chinese Medical Reform. In 2010, the Chinese government announced that it intended to spend RMB 850 billion on health care in the following three years in order to improve accessibility to and desire for medical care in China. The Chinese government’s increased spending in the medical devices sector is expected to be a driving force of the Company’s future development.

•	Increased Government Subsidies. The Chinese government continues to subsidize private enterprises to stimulate innovation, research and development, brand promotion and management improvement. The Company has already received and expects to receive some of these government subsidies.

•	VAT Tax Reform. The Chinese government reformed its policy on value added taxes (“VAT”) for purchased machinery. Starting on January 1, 2009, the 17% input VAT for machinery is eligible for reimbursement. This policy reduces the Company’s cost on technical improvements to and purchase of equipment.

•	Tax Rebate Policy. The Chinese State Ministry of Finance and State Ministry of Taxation announced that as of June 1, 2009, the tax rebate rate for exports of medical dressing and related products would be increased by two percent. Effective from June 1, 2009, the tax rebate rate for exports of all the Company’s medical dressing products, and also some types of medical equipment will increase from 13% to 15%; and the tax rebate rate for exports of the Company’s plastic and glass products will increase from 11% to 13%.

Results of Operations

Comparison for the Year Ended September 30, 2011 and 2010

The following sets forth certain of the Company’s consolidated statements of income information for the years ended September 30, 2011 and 2010.

(All amounts, other than percentages, in thousands of U.S. dollars)

	YEAR ENDED 9/30/11		YEAR ENDED 9/30/10
Item	In Thousands	As a Percentage	In Thousands	As a Percentage	Amount Change, In Thousands	% Change
Net sales	$149,896	100.00%	$115,031	100.00%	$34,865	30.31%
Cost of sales	$109,046	72.75%	$80,473	69.96%	$28,573	35.51%
Gross profit	$40,850	27.25%	$34,557	30.04%	$6,293	18.21%
Other operating income, net	$4	0.00%	$557	0.48%	$(553)	(99.28	) %
Government subsidies	$1,594	1.06%	$209	0.18%	1,385	662.68%
Realized loss on commodity financial instruments	$1,860	1.24%	$-	-	1,860	-
Foreign exchange losses, net	$1,051	0.70%	$493	0.43%	$558	113.18%
Selling, general and administrative expenses	$26,525	17.70%	$20,371	17.71%	$6,154	30.21%
Interest expense	$93	0.06%	$129	0.11%	$(36)	(27.91	) %
Interest income	$165	0.11%	$98	0.09%	$67	68.37%
Investment yields	$462	0.31%	$236	0.21%	$226	95.76%
Income tax	$1,970	1.31%	$1,667	1.45%	$303	18.18%
Net (income)/loss attributable to non-controlling interests	$(40)	(0.03)%	$93	0.08%	$133	143.01%
Net income attributable to Winner Medical Group Inc.	$11,536	7.70%	$13,090	11.38%	$(1,554)	(11.87	) %

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Product Information

Winner Medical is a diversified manufacturer and marketer of cotton-base medical dressings and medical disposables, as well as PurCotton® products. In fiscal year ended September 30, 2011, the Company’s operations were conducted in two operating business segments by products. The Company’s operating decisions, on-site management, internal reporting and performance assessments are conducted within each of the following two identified product segments:

•	Medical Products (Medical Care and Wound Care)
•	PurCotton® products (Consumer Products and Jumbo Roll Supplies)

The following table illustrates the operating results for each product type for the years ended September 30, 2011 and 2010.

(All amounts, other than percentages, in thousands of U.S. dollars)

	Medical Products		PurCotton® Products			Consolidated
Item	2011	2010	2011		2010	2011	2010
Net sales	$130,798	104,903	$19,098		10,128	$149,896	115,031
Gross profit	$34,820	31,146	$6,030		3,411	$40,850	34,557
Gross margin	26.62%	29.69%	31.57%		33.68%	27.25%	30.04%
Income (loss) from operations before taxes	16,873	14,081	(3,327)		583	13,546	14,664
Net income attributable to Winner Medical Group Inc.	14,025	12,291	(2,489)		799	11,536	13,090
Profit margin	10.72%	11.72%	(13.03	) %	7.89%	7.70%	11.38%

Sales by Region

The following table illustrates the sales revenues by regions from major geographic areas for the years ended September 30, 2011 and 2010. The table also provides the percentage of total net sales represented by each listed region.

Comparison of Sales by Regions for the years ended September 30, 2011 and 2010

(All amounts, other than percentages, in thousands of U.S. dollars)

	Year Ended on 9/30/11 in Thousands	As a Percentage of Total Net Sales	Year Ended 9/30/10 in Thousands	As a Percentage of Total Net Sales	Amount Change in Thousands	As a Percentage Change
Europe	52,100	34.76%	42,278	36.75%	9,822	23.23%
Britain	13,451	8.97%	11,531	10.02%	1,920	16.65%
Sweden	9,230	6.16%	7,392	6.43%	1,838	24.86%
Others	29,419	19.63%	23,355	20.30%	6,064	25.96%
North and South America	33,643	22.44%	24,480	21.28%	9,163	37.43%
U.S.A.	23,964	15.99%	20,084	17.46%	3,880	19.32%
Brazil	7,747	5.17%	2,667	2.32%	5,080	190.48%
Others	1,932	1.29%	1,729	1.50%	203	11.74%
China*	35,555	23.72%	22,308	19.39%	13,247	59.38%
Japan	21,402	14.28%	18,226	15.84%	3,176	17.43%
Others	7,196	4.80%	7,739	6.73%	(543)	(7.02	) %
Total	149,896	100.00%	115,031	100.00%	34,865	30.31%

*	Sales to the China market include disposable medical dressings sales to hospitals and chain drug stores, as well as PurCotton® jumbo roll supplies and consumer products.

Net Sales

Net sales increased by approximately $34,865,000, or 30.31%, to approximately $149,896,000 for the fiscal year ended September 30, 2011 from approximately $115,031,000 for the fiscal year ended September 30, 2010. This increase was mainly attributable to the growing sales from North and South American customers, and stable increased sales in European countries and Japan, as well as increased sales of medical products and PurCotton® products in China.

Net sales to customers in North and South America were approximately $33,643,000 for the year ended September 30, 2011, an increase of 37.43%, compared to approximately $24,480,000 during the same period of 2010. As a percentage of net sales, sales to North and South America were 22.44% in fiscal year 2011, as compared to 21.28% in the same period of last year. Winner Medical has captured additional sales through supplying products directly to developed countries, which want to reduce their production costs by outsourcing labor-intensive and low-value production, and to developing countries. The sales increase is particularly strong in Brazil, an emerging market that is increasing its reliance on imported products due to the Brazilian currency’s appreciation and cheaper import costs as compared to higher domestic production costs caused by increasing labor costs and strict labor protection. The Company will continue to maintain close cooperation with its existing customers, most of which are large and well-known companies, while exploring further opportunities in North and South America.

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Net sales to Europe grew approximately $9,822,000, or 23.23%, to $52,100,000 for the year ended September 30, 2011, from $42,278,000 for the year ended September 30, 2011. As a percentage of net sales, sales to Europe decreased to 34.76% in fiscal year 2011, as compared to 36.75% in the same period of last year. Orders in Europe increased despite Europe facing debt crisis distress and tightened budgets. Under distressed economic conditions in Europe, the Company believes that producers of medical products prefer to purchase from quality manufacturers in developing countries, such as China, to manage the pressure of high production costs. The Company captured this opportunity to expand its business in the area. Therefore, the Company maintained steady revenue growth from Europe and expects this will continue in the first fiscal quarter of 2012.

Net sales generated from the Japanese market increased 17.43% during the year ended September 30, 2011, to $21,402,000 from $18,226,000 during the year ended September 30, 2010. As a percentage of net sales, sales to Japan were 14.28% in fiscal year 2011, as compared to 15.84% in the same period of last year. In this reporting period, the increase in net sales to Japan was mainly driven by higher selling prices due to the increase in raw material cost and customers increasing their inventory of medical products for demand, especially during and after the earthquake that occurred in mid-March of this year. Modest future growth in the Japanese market is projected to be driven by new customers.

Net sales from the domestic market in China for medical products and PurCotton® products increased by approximately $13,247,000, or 59.38%, to approximately $35,555,000 for the year ended September 30, 2011 from approximately $22,308,000 for the year ended September 30, 2010. As a percentage of net sales, sales in China increased to 23.72% in fiscal year 2011, as compared to 19.39% in the same period last year. This increase is primarily composed of:

(1)	net sales from medical products to the China market having reached $16,457,000, from $12,180,000, for the year ended September 30, 2011, an increase of approximately $4,277,000, or 35.11%, due to the Company’s continuous efforts to broaden and expand its sales channels, including increasing the number of local distributors covering more hospitals and penetrating deeper into existing hospitals, chain drug stores and other channels. As a percentage of net sales, sales of medical products in China were 10.98% in fiscal year 2011, as compared to 10.59% in the same period last year. The Company plans to further enhance its partnership with existing distributors and expand new distributors and chain drug stores;

(2)	net sales attributable to the PurCotton® jumbo roll-supply business increasing to $14,119,000 for the year ended September 30, 2011 from $9,261,000 in the same period last year, an increase of $4,858,000, or 52.45%. As a percentage of net sales, sales PurCotton jumbo roll-supply increased to 9.42% in fiscal year 2011, as compared to 8.05% in the same period last year. This significant increase was due to increased demand from China customers who used it as a material in hygiene products and the versatility of jumbo-rolls in areas such as home care and disposable products. With increasing demand from these customers, PurCotton® jumbo roll sales have been steadily growing; and

(3)	net sales attributable to the PurCotton® retail business, which is based on online (mainly consisting of online stores in Taobao.com and PurCotton® official website and offline mainly consisting of PurCotton® self-operated chain stores sales channels), increased approximately $4,113,000 to $4,979,000 in this reporting fiscal year, compared to $866,000 in fiscal year 2010. As a percentage of net sales, sales to PurCotton retail business were 3.32% in fiscal year 2011, as compared to 0.75% in the same period of last year. Since the Company opened the first PurCotton® store on December 31, 2009 and initiated online sales channel as of July 2010, these sales channels have been expanding and contributing sales revenue. The Company has been accumulated experience through running its online business and operating more than 40 chain stores located in mid- to high-end shopping malls. At the same time, the PurCotton® consumer products have been receiving positive feedback and gaining brand recognition, as evidenced by an increase in customer membership and the building of broader distribution channels, which is encouraging the Company to broaden its consumer products and expand its distribution channels.

Cost of Sales

The Company’s cost of sales increased by $28,573,000, to $109,046,000, for the year ended September 30, 2011, from $80,473,000 for the year ended September 30, 2010. The costs of sales as a percentage of net sales were 72.75% and 69.96% for the years ended September 30, 2011 and 2010, respectively. This increase in the cost of sales as a percentage of net sales was mainly attributable to the increase of average purchase price of cotton for the Company in fiscal year 2011, which is further explained below under the Gross Profit section.

Gross Profit

The Company’s gross profit increased by $6,293,000 to $40,850,000 for the year ended September 30, 2011, from $34,557,000 for the year ended September 30, 2010. Gross profit as a percentage of net revenues was 27.25% for the year ended September 30, 2011, which has decreased compared with 30.04% for the year ended September 30, 2010.

(1)	The decrease in gross margin was mainly due to the higher average purchasing price of cotton, the Company’s primary raw material, during this fiscal year compared with the last fiscal year. Its average after-tax purchasing price increased to approximately RMB23,000 per ton during fiscal year 2011, from RMB14,000 per ton during fiscal year 2010, an increase of approximately 64.28%.

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(2)	The Company has been adjusting its business portfolio by developing and marketing advanced medical products as well as PurCotton® jumbo rolls and consumer products, which are higher gross margin products than traditional medical products, while offering traditional medical products to its international and domestic customers. By doing so, the Company can lower its heavy reliance on traditional medical business and maintain a stable combined gross margin. The Company believes that the PurCotton retail business has been well-received by its target customers. Although the retail business accounts for only a very small portion of the Company’s net sales, it has a much higher margin than that of the medical products portfolio. The Company expects that the PurCotton retail business will play an important role in contributing gross margin in the mid to long run.

Other Operating Income, Net

The Company’s other operating income, net, for the year ended September 30, 2011, decreased $553,000 to a net income of $4,000, from a net income of $557,000 for the year ended September 30, 2010. Other operating income, net mainly consists of sales of leftover materials, loss/gain of disposal on property, plant and equipment and the change on fair value of foreign currency contracts. The decrease was mainly due to the loss of disposal on property, plant and equipment.

Government Subsidies

The Company’s government subsidies increased $1,386,000 to $1,594,000 for the year ended September 30, 2011, from $209,000 for the year ended September 30, 2010. The increase was mainly driven by the receipt of greater amounts of financial incentives from PRC government authorities. The Company believes that PRC government authorities, intending to transform certain industries from low-value products to high-tech based production methods, will continue to grant financial incentives to domestic companies and the Company anticipates being qualified for future government subsidies and able to maintain such income going forward.

Realized Loss on Commodity Financial Instruments

Realized loss on commodity financial instruments for the year ended September 30, 2011 was a net loss of approximately $1,860,000 on cotton futures trading, compared to $Nil for the year ended September 30, 2010. This loss mainly stemmed from a net loss of approximately $1,577,000 incurred in the second fiscal quarter ended March 31, 2011.

Cotton is the Company’s primary raw material used in its manufacturing process. As a result of rising demand caused by the global economic recovery and supply shortages due to bad weather, cotton prices have been rapidly increasing and fluctuating since January 2011. Under this rising cost environment, the Company cannot secure stable price quotes from cotton suppliers, resulting in inconsistency in the prices quoted to the Company’s customers. Therefore, the Company, through its wholly-owned subsidiary Winner Industries (Shenzhen) Co., Ltd., “Winner Shenzhen,” has decided to enter into cotton future transactions in order to manage the impact of volatility in cotton prices on production.

During the second fiscal quarter ended March 31, 2011, Winner Shenzhen’s transactions in cotton futures resulted in a net loss of approximately $1,577,000, which was charged to “realized loss on commodity financial instruments” in the condensed consolidated statements of income for the period. The loss was a result of significant increases and fluctuation in cotton prices since January 2011. During this period, based on management’s expectation that cotton prices would experience a downward correction, Winner Shenzhen acquired a short position to hedge against price corrections. However, contrary to management’s expectation, the price increase continued. In order to minimize further losses, management closed its short position, incurring a loss for the period.

In order to shift risk away from the Company during the initial period of cotton futures trading and better protect the interests of the Company’s stockholders, the chief executive officer of the Company, Mr. Jianquan Li, signed agreements with Winner Shenzhen effective January 1, 2011 that expired on September 30, 2011. Under these agreements, Mr. Li agreed that, on September 30, 2011, he will assume all net losses, if any, incurred by Winner Shenzhen from cotton futures trading from January 1, 2011 to September 30, 2011. If, however, there had been a net gain from trading activities, it would have been retained by Winner Shenzhen. More details regarding this undertaking by Mr. Jianquan Li were disclosed in the “Recent Developments” section of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2011 as filed with the Securities and Exchange Commission.

On September 30, 2011, the net losses incurred by Winner Shenzhen from cotton futures trading from January 1, 2011 to September 30, 2011 were $1,718,031 (or RMB10,917,915). Accordingly, Mr. Jianquan Li deposited an equivalent amount in cash into Winner Shenzhen’s accounts. This deposit resulted in an increase to the Company’s Cash and an increase in the Company’s Stockholders’ equity, and the cash received was credited as a contribution to Additional Paid-in Capital when it was received. The agreements between Winner Shenzhen and Mr. Jianquan Li expired on September 30, 2011 after this reimbursement for losses realized from cotton futures trading was received.

Foreign Exchange Losses, Net

The Company’s foreign exchange losses, net, for the year ended September 30, 2011, increased $558,000 to a loss of $1,051,000, from a loss of $493,000 for the year ended September 30, 2010. The increase in loss was mainly due to the fact that the Company’s net sales are mainly composed of sales to international customers, the majority of which were settled in U.S. dollars and that the RMB, Chinese currency, has been appreciating against the U.S. dollars in the reporting fiscal year. The closing exchange rates of RMB against U.S. dollar were 6.3549 and 6.7011 for the years ended September 30, 2011 and 2010, respectively, indicating a 5.17% appreciation of the RMB against the U.S. dollar.

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In order to minimize the currency exchange rate risk, the Company is (1) reinforcing and expanding its businesses in the China market, and (2) inserting clauses in contracts agreeing that the selling price is subject to the fluctuation of currency.

Selling, General and Administrative Expenses

The Company’s selling, general and administrative expenses increased $6,154,000 to $26,525,000 for the year ended September 30, 2011 from $20,371,000 for the year ended September 30, 2010. As a percentage of net revenues, the Company’s selling, general and administrative expenses slightly decreased to 17.70% for the year ended September 30, 2011 from 17.71% for the year ended September 30, 2010. The increase in selling, general and administrative expenses was primarily due to the increase of salary and welfare, leasing expense, advertising and promotion expense, research and development expenses and business operational consultant fees in fiscal year 2011.

(1)	Salary and welfare increased approximately $3,056,000, or 59.34%, during the year ended September 30, 2011, as compared to the same period last fiscal year. The increase was primarily due to salaries and welfare for sales representatives in the newly opened PurCotton® chain stores and operational and administrative staff responsible for PurCotton® retail business. First, in order for the expansion of retail business, the Company employed many new staff with retail industry experience 339 and 225 for the year ended September 30, 2011 and 2010, respectively; in addition, the average salary and welfare of these staff is much higher than that of ordinary production workforce.

(2)	Leasing expense increased approximately $1,615,000, or 309.20% during the year ended September 30, 2011, as compared with the same period last year. The increase was mainly attributable to the rent paid for existing and newly-established PurCotton® self-operated chain stores. The Company owns 41 PurCotton® self-operated stores on September 30, 2011, compared to 22 on September 30, 2010; and the majority of these stores were established in mid- to high-end shopping mall in first-tier cities in China, bringing to customers the Company’s quality products and services and conveying the philosophy of living a healthy life.

(3)	Advertising and promotion expense increased approximately $294,000, or 144.91%, during the year ended September 30, 2011, as compared with the same period last year. As PurCotton® retail business expanded in fiscal year 2011, due to building brand awareness and online platform promotions, which the Company believes is an essential strategy to maintain existing customers and attract new customers.

(4)	R&D expense increased approximately $221,000, or 12.50%, during the year ended September 30, 2011, as compared with the same period last year. This increase was the result of the Company’s investment in research and development for advanced and sophisticated medical products and PurCotton® retail product lines, which represent the Company’s long term strategy to capitalize on the increasing need for advanced medical dressings and consumer products.

(5)	For the fiscal year ended September 30, 2011, business operational consultant fees and other third party consultant expenses for compliance with SEC electronic filing requirements increased approximately $197,000, as compared to no such expenses for the same period last year.

Interest Expenses

Interest expenses decreased to approximately $93,000, 0.06% of net sales, for the year ended September 30, 2011, as compared to approximately $129,000, 0.11% of total revenue, for the same period of 2010, a decrease of approximately $36,000, or 27.91%. The Company capitalized approximately $243,000 of interest expense to property, plant and equipment in fiscal year 2011, while an insignificant amount of interest was capitalized last year. Considering the effect of capitalized interest under interest expenses in fiscal year 2011, interest expense increased, which was mainly due to an increase in the Company’s high average outstanding balance of bank loans during fiscal year 2011 as compared to the previous fiscal year.

Income taxes

The Company’s income tax provision for fiscal year ended September 30, 2011 was $1,970,000 as compared to $1,667,000 for the year ended September 30, 2010 which is an increase of $303,000. Income tax as a percentage of income before income taxes was 14.55% for year ended September 30, 2011, compared with 11.37% for the same period of last year. The comparatively higher income tax as a percentage of income before income taxes in fiscal year 2011 is mainly due to expiration of preferential tax treatment for a subsidiary, Winner Medical & Textile Ltd. Chongyang, on December 31, 2010, at which time that subsidiary’s applicable tax rate increased to 25% from 12.5%.

Effective January 1, 2008, the PRC Enterprise Income Tax Law, EIT Law and Implementing Rules impose a unified enterprise income tax rate of 25% on all domestic-invested enterprises and foreign investment enterprises in China, unless they qualify under certain limited exceptions. The EIT Law gives existing foreign investment enterprises a five-year grandfather period, during which they can continue to enjoy their existing preferential tax treatment. For foreign investment enterprises that currently enjoy full exemption from PRC enterprise income tax for two years starting from the first profit-making year, which is followed by a 50% tax exemption for the next three years, the tax holidays are still valid.

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The tax rates applicable to the Company’s PRC wholly-owned subsidiaries are as follows:

	Calendar Year Ending December 31,
	2011	2012	2013	2014	2015
Winner Medical & Textile Ltd., Jingmen	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Jiayu	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Yichang	25%	25%	25%	25%	25%
Winner Medical (Huanggang) Co., Ltd.	12.5%	12.5%	25%	25%	25%
Winner Medical & Textile Ltd. Chongyang	25%	25%	25%	25%	25%
Hubei Winner Textile Co., Ltd.	25%	25%	25%	25%	25%
Shanghai Winner Medical Apparatus Co., Ltd.	12.5%	25%	25%	25%	25%
Winner Industries (Shenzhen) Co., Ltd.*	15%	25%	25%	25%	25%
Shenzhen PurCotton Technology Co., Ltd.	25%	25%	25%	25%	25%
Huanggang Winner Cotton Co., Ltd.	25%	25%	25%	25%	25%
Beijing PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Guangzhou PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Shanghai PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Winner (Huanggang) Cotton Processing Co., Ltd.	25%	25%	25%	25%	25%

*	For years 2012, 2013, 2014 and 2015, the preferential tax rate of 15% will be subject to whether Winner Industries (Shenzhen) Co., Ltd. can successfully renew the High and New Technology Enterprise Certificate which was awarded in 2009.

HK PurCotton Co. Ltd, Shenzhen PurCotton’s wholly-owned subsidiary, was incorporated in January 2011, and its applicable statutory tax rate for the year ended September 30, 2011 was 16.5%.

Winner Medical (Hong Kong) Limited was incorporated in January 2008, and its applicable statutory tax rate for each of the years ended September 30, 2011 and 2010 was 16.5%.

No provision for U.S. tax was made as the Company had no assessable income in the U.S. for the years ended September 30, 2011 and 2010. The enterprise income tax rate in the U.S. was 34%.

On November 9, 2011, a 70% owned subsidiary, Shenzhen PurCotton E-Commerce Co., Ltd. (“Shenzhen E-Commerce”) was established. The applicable income tax rate for Shenzhen E-Commerce is 25% for the calendar year ending December 31, 2011.

Non-controlling interests

The Company’s financial statements reflect an adjustment to its consolidated net income equal to net income attributable to non-controlling interests of $40,000 and loss of $93,000 in the fiscal years 2011 and 2010, respectively. In fiscal year 2011, the non-controlling interests reflect third party non-controlling interests of 40% in Winner Medical (Hong Kong) Limited, and in fiscal year 2010, it reflects third party non-controlling interests of 40% in Winner Medical (Hong Kong) Limited for the whole fiscal year and 40% in Shanghai Winner Medical Apparatus Co., Ltd until September 13, 2010, when that interest was purchased by the Company’s wholly-owned subsidiary, Winner Industries (Shenzhen) Co., Ltd.

Net income attributable to Winner Medical Group Inc.

The net income attributable to Winner Medical Group Inc. decreased to approximately $11,536,000 for the year ended September 30, 2011, as compared to approximately $13,090,000 for the same period of 2010, a decrease of approximately $1,554,000 or approximately 11.87%. Net income as a percentage of sales revenue was 7.70% for the year ended September 30, 2011, compared with 11.38% for the same period of last year. The decreased net income and net margin were due to the net loss on the PurCotton® retail business and the realized loss on cotton futures trading during fiscal year 2011.

The after-tax net loss on the PurCotton® retail business reached to $2,518,000 for the year ended September 30, 2011, compared with $594,000 for the year ended September 30, 2010. The increased net loss was due to the start-up costs in the PurCotton® retail segment for expanding distribution channel and raising brand awareness in the initial development of the Company’s retail business. The Company regards such investment to the retail segment as necessary and it is paving the way for a long-term growth. The Company intends to emphasize on establishing PurCotton® self-operated stores to provide its customers with quality products and services, introducing products via distributors and improving online shopping experience, so that the PurCotton® brand will gain in recognition, leading to improved net profits.

The realized loss on commodity financial instruments in fiscal year 2011 was $1,860,000, of which $1,577,000 was generated in the second fiscal quarter ended March 31, 2011.

Foreign Currency Translation Adjustments

The foreign currency translation adjustments were $5,867,000 and $1,584,000 in the years ended September 30, 2011 and 2010, respectively. The Company implemented different exchange rates in translating RMB into U.S. dollar in its financial statements for the years ended September 30, 2011 and 2010. The exchange rates between the RMB and the U.S. dollar and used for the years ended September 30, 2011 and 2010 were RMB6.3549 and RMB6.7011, respectively. The exchange rates between the Hong Kong dollar and the U.S. dollar used for the years ended September 30, 2011 and 2010 were HK$7.7937 and HK$7.7605, respectively. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income.” Gain and losses resulting from foreign currency translations are included in other comprehensive income.

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Inventory Turnover

The Company’s inventory increased to approximately $25,409,000 as of September 30, 2011, as compared with approximately $15,945,000 as of September 30, 2010, an increase of approximately $9,464,000, or 59.35%. Raw materials, work-in-progress and finished goods accounted for 42.71%, 27.89 % and 29.40% of inventory in fiscal year 2011, and 31.40%, 31.13 % and 37.47% in fiscal year 2010, respectively. The Company’s inventory turnover was 4.72 and 5.06 times for the year ended September 30, 2011 and 2010, respectively.

The increased inventory with a lower turnover in fiscal year 2011 was mainly attributable to: (1) the Company expanded its integrated upstream supply chain to reach cotton processing and broadening its downstream distribution channels to retail compared to the last fiscal year; (2) the Company decided to increase raw material inventory of relatively high quality cotton (at a higher average purchasing price than in the last fiscal year) to hedge against potential future price inflation and continue to meet customers’ demands; and (3) an increase in the consumption of raw materials due to growing customer demand, which requires the Company to maintain a higher level of inventory to meet orders.

Accounts Receivable Collection Period

Accounts and notes receivable increased to approximately $20,982,000 as of September 30, 2011, compared to approximately $15,672,000 as of September 30, 2010, an increase of approximately $5,310,000, or 33.88%. The Company’s average accounts receivable collection period was 44.10 days and 44.23 days for the year ended September 30, 2011 and 2010, respectively. This increase in the balance of accounts and notes receivable was largely due to the higher net sales toward year end of fiscal year 2011 than fiscal year 2010.

The Company has implemented SAP system for improving business efficiency, with which the Company can have in-depth evaluation and assessment of accounts receivable. Based on such evaluation and assessment, the Company can determine an effective and efficient way to collect its balance of accounts receivable. Furthermore, the Company’s net sales consists mainly of international sales, which were settled with Letters of Credit (L/C) secured by intermediary banks. The 98% of accounts receivable as of September 30, 2011 was aged less than or equal to three months.

In addition, in order to reduce losses on bad debts, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2011. This insurance policy will expire on December 31, 2011 and is automatically renewed subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is $2 million.

The accounts and notes receivable collection age as of September 30, 2011 and 2010 is illustrated as follows:

(All amounts, other than percentages, in thousands of $)

Periods	Amount in Thousands September 30, 2011	As a Percentage September 30, 2011	Amount In Thousands September 30, 2010	As a Percentage September 30, 2010

Less than or equal to 3 months	$20,698	98.65%	$15,496	98.98%

3 to 6 months	$227	1.09%	$130	0.83%

6 to 12 months	$44	0.21%	$23	0.15%

1 to 3 years	$13	0.06%	$23	0.15%

Total	$20,982	100.00%	$15,672	100.00%

Liquidity and Capital Resources

As of September 30, 2011, the Company had cash and cash equivalents of approximately $21,945,000.

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Cash Flow

(in Thousands of $)

	Years Ended September 30,
	2011	2010

Net cash provided by operating activities	$4,982	$12,654
Net cash used in investing activities	(6,911)	(9,401)
Net cash provided by financing activities	7,958	1,963
Effect of exchange rate changes	1,098	110
Net increase in cash and cash equivalents	7,127	5,325
Cash and cash equivalents at the beginning of year	14,818	9,493
Cash and cash equivalents at the end of year	21,945	14,818

Operating Activities

Net cash provided by operating activities was $4,982,000 for the year ended September 30, 2011, a decrease of $7,672,000 from the $12,654,000 net cash provided by operating activities for the same period in 2010. Overall, this decrease was mainly due to the following:

•	The cash flow used by inventories, which was approximately $8,595,000 for the year ended September 30, 2011, compared to $727,000 for the year ended September 30, 2010, indicating an increase of $7,868,000. Specifically, the larger amount of inventories in fiscal year 2011 compared with fiscal year 2010 was mainly caused by an increased need for quality cotton due to increased sales. In addition, the price of this quality cotton was much higher due to shortage in fiscal year 2011 compared with fiscal year 2010, raising the Company’s average purchase price of cotton and leading to a rapid increase in the cost of cotton.

•	The operating cash flow used by accounts and notes receivable increased approximately $2,183,000 during the fiscal year ended September 30, 2011, to $4,456,000 from $2,273,000 during fiscal year 2010. This increase was due to the fact that the Company experienced a 33.58% increase in accounts and notes receivable during fiscal year 2011 driven by robust sales, to $20,982,000, from approximately $15,672,000 as of September 30, 2010.

•	On the other hand, operating cash flow used to settle accounts payable decreased $1,340,000 to $1,766,000 in fiscal year 2011, from $426,000 in fiscal year 2010. This increase in accounts payable was mainly due to the increase of inventory purchased by credits. In addition, the operating cash used by prepaid expenses and other receivables decreased $1,719,000 to $1,133,000 in fiscal year 2011, compared with an increase of $2,852,000 in fiscal year 2010, resulting in comparatively less cash used in operating activities.

Investing Activities

Net cash used in investing activities for the year ended September 30, 2011 was $6,911,000, a decrease of $2,490,000 from net cash used in investing activities of $9,401,000 in the same period of 2010. This decrease was mainly due to the net proceeds of $1,631,000 from disposal of held-to-maturity investments in fiscal 2011, compared with the net purchase of $1,455,000 for the held-to-maturity investments in fiscal 2010. The Company’s held-to-maturity investment securities were money management, products all of which had matured by the year ended September 30, 2011. In addition, the Company acquired equipment for Winner (Huanggang) Cotton Processing Co., Ltd and Winner Medical (Huanggang) Co., Ltd in order to improve their production facilities. The cash flows used in purchasing of property, plant and equipment in fiscal years 2011 and 2010 were $6,796,000 and $6,344,000, respectively.

Financing Activities

Net cash provided by financing activities for the year ended September 30, 2011 totaled $7,958,000, an increase of $5,995,000 from net cash used in financing activities of $1,963,000 in the same period of 2010. Such an increase was due to the proceeds from short-term bank borrowings. The balance of short-term bank borrowings were $6,294,000 and $Nil as of September 30, 2011 and 2010, respectively. The Company’s short-term bank borrowings are primarily used as a supplement to working capital for daily operations and capital expenditures. On September 30, 2011, Mr. Juanquan Li, the chief executive officer of Winner Medical, reimbursed the net losses of $1,718,000 incurred by Winner Shenzhen’s transactions in cotton futures trading activities from January 1, 2011 to September 30, 2011.

The Company believes that it currently maintains a good business relationship with each of the banks with whom it has loans. As of September 30, 2011, the Company had approximately $3,148,000 of outstanding bank loans with China Merchants Bank and $3,147,000 with Industrial and Commercial Bank of China. The usage of these bank loans is not limited by any means, and the Company usually uses these loans to supplement working capital for daily operations.

The weighted average balance during fiscal year ended September 30, 2011 was RMB37,322,000 (or $5,725,000), compared with RMB18,611,000(or $2,855,000) during the last fiscal year. The weighted average interest rate on short-term borrowings for the fiscal year ended September 30, 2011 and 2010 were 5.38% and 4.28% per annum, respectively. The Company prefers bank funding for its capital needs due to the comparatively higher cost of raising funds from the equity markets.

The Company repays short-term bank borrowing with interest when due, establishing strong credit records with banks. The Company’s debt to asset ratio was approximately 16.17% as of September 30, 2011. The Company plans to maintain a debt to asset ratio of less than 40% in order to provide adequate space for new bank loans if needed. The interest coverage, the ratio between earnings before interest and tax and interest expense, is 146x and 115x for fiscal years 2011 and 2010, respectively.

The Company’s subsidiary in Shenzhen has credit lines with the Shenzhen Branch of China Merchants Bank and the Shenzhen Branch of the Industrial and Commercial Bank of China, representing trade acceptances, letter of credit, loans and overdrafts.

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			Balance as of September 30, 2011
Item	Bank	Loan period	US$
A	Shenzhen Branch of Industrial and Commercial Bank of China	04-01-2010 to 03-02-2012	3,147,000
B	Shenzhen Branch of China Merchants Bank	09-13-2011 to 03-13-2012	1,574,000
C	Shenzhen Branch of China Merchants Bank	09-13-2011 to 09-13-2012	1,574,000
		Total	6,295,000

As of September 30, 2011, the Company had approximately $25.18 million bank credit facilities available from two commercial banks. After utilizing bank loans of $6.29 million, there are $18.89 million unused bank credit facilities, consisting of approximately $9.44 million from Shenzhen Branch of China Merchants Bank and approximately $9.44 million from Shenzhen Branch of the Industrial and Commercial Bank of China. These loan facilities are all secured by the Company’s buildings. These revolving lines of credit allow the Company to renew short-term loans when due, and the banks re-evaluate the Company’s credit line annually. These bank credits enable the Company to utilize the short-term loans and enjoy a lower interest expense compared with long-term loans.

The Company believes that its currently available working capital, after taking into account the credit facilities referred to above, short-term loans and future cash provided by operating activities, will be sufficient to meet operational needs and capital expenditure needs over the next twelve months. The Company’s future capital requirements will depend on many factors, including its organic sales growth rate and the timing and extent of its business expansion, including marketing, research and development, products and services introduction.

Critical Accounting Policies

The preparation of financial statements in conformity with the generally accepted accounting principles of the United States requires the Company’s management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. The Company considers its critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

☐	Revenue Recognition –The Company derives its revenue primarily from the sales of medical dressings and disposals and PurCotton® products. Sales of goods are recognized when title of goods sold has passed to the purchaser, usually when goods are shipped, the price is fixed or determinable as stated on the sales contract, and its collectability is reasonably assured. Customers do not have a general right of return on products shipped. Products returns to the Company were insignificant during past years.

☐	Inventories –Inventories are stated at the lower of cost or market, determined by the weighted average method. Work-in-progress and finished goods consist of raw materials, direct labor and overhead associated with the manufacturing process.

☐	Trade accounts receivable –Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at year-end. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that realization losses on balances outstanding at year-end will be immaterial. Allowances for doubtful accounts receivable balances are recorded when circumstances indicate that collection is doubtful for particular accounts receivable. Management estimates such allowances based on historical evidence such as amounts that are subject to risk. Accounts receivable are written off if reasonable collection efforts are not successful.

☐	Property, plant and equipment –Property, plant and equipment are stated at cost including the cost of improvements. Maintenance and repairs are charged to expense as incurred. Depreciable amounts are net of expected residual value of assets. Depreciation and amortization are provided on the straight-line method based on the estimated useful lives of the assets as follows:

Leasehold land	Over the lease term
Buildings	10 - 30 years
Plant and machinery	10 - 12 years
Furniture, fixtures and equipment	5 - 8 years
Motor vehicles	5 - 8 years
Leasehold improvements	Over the lease term

☐	Valuation of long-lived assets –The Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

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☐	Derivatives – The Company does not use derivative for speculative purpose, nor does it hold or issue leveraged derivative. However, the Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility on earnings and cash flows, the Company enters into several foreign exchange forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. The Company’s foreign exchange forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quote prices of these foreign exchange forward contracts can be obtained directly from commercial bank. The Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, the Company has not designated or accounted for them as hedging instruments. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

☐	Income taxes –Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Any tax paid by subsidiaries during the year is recorded. Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purpose and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred income tax liabilities or assets are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and the financial reporting amounts at each year-end. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (ASC 820) Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). This pronouncement is an authoritative guidance to improve disclosures about fair value measurements. This guidance amends previous guidance on fair value measurements to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurement on a gross basis rather than on a net basis as currently required. This guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. ASU No. 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company has not completed its assessment of the impact, if any, that the disclosures of activity within Level 3 fair value measurements will have on its financial statements.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted of ASU No. 2011-05.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Seasonality

The Company’s operating results and operating cash flows historically have not been subject to seasonal variations. This pattern may change, however, as a result of new market opportunities or new product introductions.

Item 7A.       Quantitative and Qualitative Disclosures about Market Risk.

Not applicable.

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Item 8.          Financial Statements and Supplementary Data.

(a)	The financial statements required by this item begin on page F-1 hereof.

(b)	Selected quarterly financial data for the past two fiscal years appears in the following table:

	Quarterly Results of Operations (Unaudited)
	Quarter Ended
	12/31/2010	12/31/2009	3/31/2011	3/31/2010	6/30/2011	6/30/2010	9/30/2011	9/30/2010
Net sales	$33,706,318	$29,786,805	$33,218,003	$26,074,927	$41,536,465	$30,926,912	$41,435,638	$28,242,007
Gross profit	9,481,011	9,431,847	9,352,208	7,356,185	11,308,609	8,932,961	10,708,312	8,836,366
Income from operations	3,643,945	4,524,211	2,539,937	3,209,081	3,896,532	3,648,042	2,931,551	3,077,925
Net income attributable to Winner Medical Group Inc.	3,328,244	3,920,712	2,235,937	2,676,538	3,424,525	3,373,937	2,547,185	3,119,311
Earnings per share –basic	$0.14	$0.18	$0.09	$0.12	$0.14	$0.14	$0.11	$0.13
- diluted	$0.14	$0.17	$0.09	$0.12	$0.14	$0.14	$0.10	$0.13

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9A.        Controls and Procedures.

(A) Disclosure Controls and Procedures

As required by Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act, the Company’s management has carried out an evaluation, with the participation and under the supervision of its Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of its disclosure controls and procedures as of September 30, 2011. Disclosure controls and procedures refer to controls and other procedures designed to ensure that information required to be disclosed in the reports the Company files or submits under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Company’s management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating the Company’s disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating and implementing possible controls and procedures.

The Company’s disclosure controls and procedures are designed to provide reasonable, not absolute, assurance that the objectives of its disclosure control system are met. Because of inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues, if any, within a company have been detected.

Management conducted its evaluation of disclosure controls and procedures under the supervision of its Chief Executive Officer and the Company’s Chief Financial Officer. Based upon, and as of the date of, this evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were effective.

(B) Management's Report on Internal Control over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act.

The Company’s management has assessed the effectiveness of its internal control over financial reporting as of September 30, 2011. In making its assessment, management used the criteria described in Internal Control - Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission, or COSO. The Company’s management assessment is that, as of September 30, 2011, the Company’s internal control over financial reporting was effective.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies and procedures may deteriorate.

This annual report on Form 10-K does not include an attestation report of the Company’s independent registered public accounting firm regarding management's assessment of the Company’s internal control over financial reporting. Management's report was not subject to audit by its independent registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

(C) Changes in Internal Control over Financial Reporting

There have been no changes in the Company’s internal control over financial reporting during the fourth quarter of the fiscal year ended September 30, 2011 that have materially affected, or are reasonably likely to materially affect, its internal control over financial reporting.

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Item 9B.       Other Information.

None.

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PART III

Item 10.        Directors, Executive Officers and Corporate Governance.

The following sets forth the name and position of each of the Company’s current executive officers and directors.

Name	Age	Position
Jianquan Li	56	Chief Executive Officer and President, and Chairman of the Board of Directors
Xiuyuan Fang	43	Chief Financial Officer, Vice President, Treasurer and Director
Larry Goldman	55	Director
Lawrence Xiaoxia Pan	50	Director
Dr. Horngjon Shieh*	51	Director
Xuedong Wu	46	Director
Nianfu Huo	59	Senior Vice President and Chairman of Supervisory Board of Winner Group Limited

*Notes: On May 20, 2011, the Board of the Company received a resignation letter from Dr. Horngjon Shieh, who was a member of the Audit Committee and the Governance and Nominating Committee and Chairman of the Compensation Committee of the Company. On the same day, the Board appointed Mr. Xuedong Wu as a director of the Company to replace Dr. Horngjon Shieh, serving a member of the Audit Committee and the Governance and Nominating Committee of the Company and Chairman of the Compensation Committee.

The following is a summary of the biographical information of our directors and officers.

JIANQUAN LI. Mr. Li has served as the Company’s Chief Executive Officer, President and director since December 16, 2005. Mr. Li is the founder of Winner Group Limited, a Cayman Island registered company without substantial business operations and has served as its Chairman and CEO since its subsidiary companies’ formation in 1991. Mr. Li has more than 30 years experience in medical dressing industry. Mr. Li is a graduate of the Hubei Foreign Trade University with a major in International Trade.

As Chairman and CEO, Mr. Li oversees the implementation of the business plan of Winner Medical. The Board of Directors believes Mr. Li’s vision, leadership and extensive knowledge of the Company is essential to the development of its strategic vision.

XIUYUAN FANG. Mr. Fang has been the Company’s Chief Financial Officer, Vice President and Treasurer since December 16, 2005 and its director since January 7, 2006. Mr. Fang has been employed by Winner Group Limited since 1999. Mr. Fang has served as Winner Group Limited’s director since 1999 and as a Vice President since 2001. Mr. Fang is a certified public accountant and has extensive experience in financial management, capital management and tax planning. He was responsible for Winner Group Limited’s financial management and capital management programs. He graduated from Zhongnan University of Economics and Law. Mr. Fang is a CPA licensed through the Chinese Institute of Certified Public Accountants and has over 20 years of financial management, internal control and accounting management experience.

LARRY GOLDMAN . Mr. Larry Goldman became a member of the Board of Directors on May 8, 2006. Mr. Goldman is a Certified Public Accountant, with over 30 years of auditing, consulting and technical SEC reporting experience. Mr. Goldman served from May 2006 to October 2007, as Acting CFO, and currently as a financial consultant, for Lightbridge Corporation (Nasdaq: LTBR), a nuclear fuels development company. Prior to joining Lightbridge Corporation, Mr. Goldman served as the CFO and VP of Finance for WinWin Gaming, Inc. (OTCBB: WNWN), a multi-media developer and publisher of sports, lottery and other games. Prior to joining WinWin in October 2004, Mr. Goldman was a partner at Livingston Wachtell & Co., LLP and had been with that firm for the previous 19 years. Mr. Goldman is also an independent director of Wonder Auto Tech, Inc. (PK: WATG), a manufacturer of automotive parts, suspension products and engine accessories in China. Mr. Goldman has extensive experience in both auditing and consulting with Chinese public companies, working in the Asian marketplace since 2000, and he frequently travels to China. He currently provides various CFO consulting and SEC reporting support to a number of other Chinese companies listed in the United States. Mr. Goldman holds a Bachelor of Science degree in Accounting from the State University of New York at Oswego and a Master of Science degree in Taxation from Pace University.

LAWRENCE XIAOXIA PAN. Mr. Lawrence Xiaoxia Pan serves as the Company’s director since January 14, 2010. Mr. Pan is the Founding Partner of China SageWater Capital Partners. Mr. Pan has invested in and advised Chinese companies specializing in traditional industries of mass consumption, retail, healthcare, high-end manufacturing and mining. He is also the former China Chief Representative and Director of Asia Pacific Region of NASDAQ from 2004 until 2007. Mr. Pan has previously held senior positions in corporate finance and asset management at Morgan Stanley, providing advice to a variety of Chinese companies and banks seeking to access the US capital markets. Mr. Pan has a B.S. and M.S. in Materials Science from Beijing Institute of Science an EMBA in International Business from University of London and a Certificate in Financial Analysis from New York University. The Board believes Mr. Pan’s strong experience in operations and U.S. capital market experience is important to the Company’s business operations, risk assessment and capital market decisions.

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XUEDONG WU. Mr. Wu is the Vice President of BMI Funds Management Ltd., a financial advisory company based in Hong Kong, and was the chief consultant to FLYKE International Holdings Ltd. (HK Ticker: 1998) prior to joining the Company. Previously, Mr. Wu served as an executive director for Shenzhen Corppal Consultants Co., Ltd., which specialized in advising companies on overseas listings and mergers and acquisitions. Mr. Wu also has experience in the e-commerce and retail space, has served with an internet educational resource provider and with Shenzhen Space Financial Tech Co., Ltd. and CATIC Computer Co., Ltd., both software development companies.

NIANFU HUO. Mr. Huo has been Senior Vice President of Winner Group Limited, a Cayman Island registered company without substantial operations since April 8, 2003 and has served as Chairman of the Supervisory Board of Winner Group Limited since April, 2008. He is responsible for the strategic planning as well as formulating and monitoring policies and operating objectives of the Company. Mr. Huo also is involved in the decision making process of establishing all of the Company’s subsidiaries in Hubei, Shanghai, Shenzhen and Zhuhai. Mr. Huo joined Winner Zhuhai in 1991. He graduated from Beijing International Studies University.

There are no agreements or understandings for any of the Company’s executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified.

Board Composition and Committees

The board of directors is currently composed of five members, Jianquan Li, Xiuyuan Fang, Larry Goldman, Lawrence Xiaoxia Pan and Xuedong Wu. All Board action requires the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

Committees of the Company’s Board of Directors

Audit Committee. On May 9, 2006, the Company’s board of directors formed an audit committee, which is chaired by Mr. Goldman, who is determined to be an independent board member and qualifies as the audit committee financial expert. Mr. Pan and Mr. Wu (Mr. Wu having replaced Dr. Shieh since May 20, 2011) also serve on the audit committee. The audit committee reviews and monitors the Company’s internal controls, financial reports and accounting practices, as well as the scope and extent of the audits performed by both the independent and internal auditors, reviews the nature and scope of the Company’s internal audit program and the results of internal audits, and meets with the independent auditors.

Compensation Committee. On May 9, 2006, the Company’s board of directors formed a compensation committee, which is chaired by Mr. Wu. Mr. Wu has replaced Dr. Shieh since May 20, 2011. Mr. Goldman and Mr. Pan also serve on the compensation committee. The compensation committee oversees the Company’s compensation and employee benefit plans and practices and produces a report on executive compensation. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market, as applicable. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The compensation committee operates under a written charter that is made available on the Company’s website, www.winnermedical.com.

Governance and Nominating Committee. On May 9, 2006, the Company’s board of directors formed a governance and nominating committee, which is chaired by Mr. Pan, Mr. Goldman and Mr. Wu, who has replaced Dr. Shieh since May 20, 2011,also serve on the governance and nominating committee. The primary purpose of governance and nominating committee is to identify and to recommend to the board individuals qualified to serve as directors of the Company and on committees of the board, advise the board with respect to the board composition, procedures and committees, develop and recommend to the board a set of corporate governance principles and guidelines applicable to the Company; and oversee the evaluation of the board and the Company’s management.

Other Committees. The Company’s board of directors may on occasion establish other committees, as it deems necessary or advisable.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company served as a member of the compensation committee, or the equivalent, of another entity during fiscal year 2009, 2010 or 2011. No executive officer of the Company served as a director of another entity, other than affiliates of the Company, during fiscal year 2009, 2010 and 2011.

Independent Directors

The Company’s board of directors has determined that each of Messrs. Goldman, Pan and Wu qualify as an “independent director” within the meaning of that term under the rules and regulations of the NASDAQ Global Market.

Family Relationships

There are no family relationships among the Company’s directors or officers.

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Code of Ethics

On May 9, 2006, the Company’s board of directors adopted a new Code of Ethics that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. The new code replaces the Company’s prior code of ethics that applied only to its principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14.1 to the Company’s current report on Form 8-K filed on May 11, 2006. The Code of Ethics will also be posted on the corporate governance page of the Company’s website at www.winnermedical.com as soon as practicable. The Company intends to post any amendments and any waivers to its code of conduct on its website in accordance with Item 5.05 of Form 8-K and Item 406 of Regulation S-K.

Item 11.	Executive Compensation.

Compensation Discussion and Analysis

On May 8, 2006, the Board of Directors established a compensation committee consisting only of independent Board members, which is responsible for setting the Company’s policies regarding compensation and benefits and administering the Company’s benefit plans. At the end of fiscal year 2011, the compensation committee consisted of Xuedong Wu (Chairman, Mr. Wu having replaced Dr. Horngjon Shieh since June 1, 2011), Larry Goldman and Lawrence Xiaoxia Pan. The members of the compensation committee approved the amount and form of compensation paid to executive officers of the Company and set the Company’s compensation policies and procedures during these periods.

The primary goals of the Company’s Board compensation committee with respect to executive compensation are to attract and retain highly talented and dedicated executives and to align executives’ incentives with stockholder value creation. The compensation committee evaluates individual executive’s work experience, time and involvement in the Company, position and personal performance, all with a goal to setting compensation levels that are comparable with executives at companies that are of the same size and stage of development and operate in the same area and industry.

The compensation committee will conduct an annual review of the aggregate level of the Company’s executive compensation, as well as the mix of elements used to compensate the Company’s executive officers. The Company compares compensation levels with amounts currently being paid to executives at similar companies in the same area and the same industry. Most importantly, the Company compares compensation levels with local practices in China. The Company believes that its compensation levels are competitive with local conditions.

Elements of compensation

The Company’s executive compensation consists of the following elements:

Base Salary. Base salaries for the Company’s executives are established to be amounts of compensation that are similar to those paid by other companies to executives in similar positions and with similar responsibilities. Base salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The compensation committee established a salary structure to determine base salaries and is responsible for initially setting executive officer compensation in employment arrangements with each individual. The base salary amounts are intended to reflect the Company’s philosophy that the base salary should attract experienced individuals who will contribute to the success of the Company’s business goals and represent cash compensation that is commensurate with the compensation of individuals at similarly situated companies. The Company’s structure includes a basic annual salary amount for each category of directors and officers. Individuals then receive a salary enhancement in connection with their position. Finally, the initial base salary is increased by a “household subsidy” which represents a living allowance.

Discretionary Annual Bonus. The compensation committee has the authority to award discretionary annual bonuses to the Company’s executive officers. Bonuses are intended to compensate officers for achieving financial and operational goals, and for achieving individual annual performance objectives. These objectives vary depending on the individual executive, but relate generally to strategic factors such as the accomplishment of the planned target of the sales revenue, the net profit, and the asset turnover rate. In addition, except CEO, other executive officers’ annual bonuses are also dependent upon the performance measurement score of the departments that he/she is charge of. The bonus targets are set in a reasonable level, and the Compensation Committee believes that a majority of the executive officers could achieve these targets. The actual amount of discretionary bonus is determined following a review of each executive’s individual performance and contribution to the Company’s strategic goals conducted during the first quarter of the next fiscal year following the year subject to review. For example, in fiscal year 2011, the Company’s CEO, Mr. Jianquan Li, was awarded a bonus of $27,080 (RMB176,535), and the Company’s CFO, Mr. Xiuyuan Fang, was awarded a bonus of $7,582 (RMB49,425).

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Equity Incentive Plan. The Company’s 2006 Equity Incentive Plan, the “2006 Plan”, was initially adopted by the Company’s Board of Directors in April 2006 and approved by the Company’s stockholders in April 2006. The 2006 Plan provides for the grant to the Company’s employees, directors, consultants and advisors of stock options, stock appreciation rights and stock awards, including restricted stock, performance grants, stock bonuses and other similar types of awards, including other awards under which recipients are not required to pay any purchase or exercise price, such as phantom stock rights. All equity awards granted under the Plan will be granted with respect to shares of the Company’s common stock.

On October 7, 2007, the Company’s Board of Directors approved certain amendments to the 2006 Plan. Among other things, the 2006 Plan was amended to:

•	Clarify that, in the event the Company experiences a change of control of the Company, the Board or a committee of the Board may (i) provide for the assumption or substitution of or adjustment to each outstanding award, (ii) accelerate the vesting of options and terminate any restrictions on stock awards, and/or (iii) provide for termination of awards as a result of the change in control on such terms as it deems appropriate, including providing for the cancellation of awards for a cash or other payment to the participant.
•	Clarify that, in the event of a proposed dissolution or liquidation of the Company, unless otherwise determined by the administrator, all outstanding awards will terminate immediately prior to such transaction.
•	Provide that the administrator may permit participants under the 2006 Plan to defer compensation payable under the terms of a written award agreement, so long as each such deferral arrangement complies with Section 409A of the U.S. Internal Revenue Code.

On October 7, 2007, the Company’s Board of Directors also approved the 2008-2009 Restricted Stock Unit Incentive Plan, the “2008-2009 Plan”, an equity incentive compensation program for fiscal years 2008 and 2009 that is a sub-plan of the Company’s 2006 Plan.

Eligible participants under the 2008-2009 Plan are directors who are employees of the Company, and the Company’s senior management and key employees as designated by the Company’s Chief Executive Officer or the Company’s Board of Directors. All equity awards to participants in the 2008-2009 Plan will be restricted stock unit awards, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

The material terms of the 2008-2009 Plan include the following:

•	The maximum number of restricted stock units available for issuance under the 2008-2009 Plan was 1,200,000 units. The 1,200,000 units became 600,000 units as a result of 1-for-2 reverse stock split in October 2009. The shares of the Company’s common stock issuable upon vesting of the restricted stock units would be issued from the Company’s 2006 Plan.

•	The Company’s Board of Directors has established the target corporate net income and annual sales objectives for each of fiscal years 2008 and 2009, and each participant’s individual performance objectives have been set by the Company’s Chief Executive Officer. The Company’s Board of Directors or the Compensation Committee of the Company’s Board will certify the satisfaction of each target.

•	On each of October 7, 2010 and October 7, 2011, a participant is eligible to vest in up to 50% of the total number of restricted stock units underlying an award. 25% of the potential vesting at each vesting date is tied to satisfaction of each of the target corporate net income and annual sales objectives, respectively, and 50% of the potential vesting is tied to achievement of a participant’s individual performance objectives. On each of October 7, 2010 and 2011, under the 2008-2009 Restricted Stock Unit Incentive Plan, the Company vested its 179,507 and 231,625 units of restricted stock, which reflected 1-for-2 reverse stock split, to 85 and 83 eligible participants who were employees of the Company and the Company’s senior management and key employees, as designated by the Company’s Chief Executive Officer under authority of the Company’s Board of Directors, respectively.

The Company’s Board of Directors also approved the following restricted stock unit awards which reflected 1-for-2 reverse stock split to certain executives on October 7, 2007 and October 15, 2008:

Name and Principal Position	Restricted Stock Unit Award in 2007 (shares)	Restricted Stock Unit Award in 2007 ($)[1]	Restricted Stock Unit Award in 2008 (shares)	Restricted Stock Unit Award in 2008 ($)[2]
Jianquan Li, President, Chief Executive Officer and Director	20,000	$72,000	0	0
Xiuyuan Fang, Chief Financial Officer, Vice President, Director and Treasurer	20,000	$72,000	5,000	$2,500
Nianfu Huo, Senior Vice President, Director and Chairman of Supervisory Board of Winner Group Limited	20,000	$72,000	0	0

[1]	Estimated value of award as of grant date is based on the last sale price of the Company’s common stock as quoted on the NASDAQ.com as of October 5, 2007, which was $3.60 per share, and assumes that the individual achieves 100% of the applicable corporate and individual objectives set forth in the award.

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[2]	Estimated value of award as of grant date is based on the last sale price of the Company’s common stock as quoted on the NASDAQ.com as of October 15, 2008 which was $0.50 per share, and assumes that the individual achieves 100% of the applicable corporate and individual objectives set forth in the award.

On September 8, 2009, the Company’s Board of Directors also approved the 2010-2011 Restricted Stock Unit Incentive Plan, the “2010-2011 Plan”, an equity incentive compensation program for fiscal years 2010 and 2011 that is a sub-plan of the Company’s 2006 Plan.

Eligible participants under the 2010-2011 Plan are directors who are employees of the Company, and the Company’s senior management and key employees as designated by the Company’s Chief Executive Officer or the Company’s Board of Directors. All equity awards to participants in the 2010-2011 Plan will be restricted stock unit awards, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

The material terms of the 2010-2011 Plan include the following:

•	The maximum number of restricted stock units that will be available for issuance under the 2010-2011 Plan is 600,000 units. The 600,000 units became 300,000 units after the reverse stock split. The shares of the Company’s common stock issuable upon vesting of the restricted stock units will be issued from the Company’s 2006 Plan.

•	The Company’s Board of Directors has established the target corporate net income and annual sales objectives for each of fiscal years 2010 and 2011, and each participant’s individual performance objectives have been set by the Company’s Chief Executive Officer. The Company’s Board of Directors or the Compensation Committee of the Company’s Board will certify the satisfaction of each target.

•	On each of September 8, 2012 and September 8, 2013, a participant is eligible to vest in up to 50% of the total number of restricted stock units underlying an award. 25% of the potential vesting at each vesting date is tied to satisfaction of each of the target corporate net income and annual sales objectives, respectively, and 50% of the potential vesting is tied to achievement of a participant’s individual performance objectives.

The Company’s Board of Directors also approved the following restricted stock unit awards which reflected 1-for-2 reverse stock split to certain executives on September 8, 2009 and September 28, 2010.

Name and Principal Position	Restricted Stock Unit Award in 2009 (shares)	Restricted Stock Unit Award in 2009 ($)[1]	Restricted Stock Unit Award in 2010 (shares)	Restricted Stock Unit Award in 2010 ($)[2]
Jianquan Li, President, Chief Executive Officer and Director	10,000	44,000	0	0
Xiuyuan Fang, Chief Financial Officer, Vice President, Director and Treasurer	10,000	44,000	0	0
Nianfu Huo, Senior Vice President, Director and Chairman of the Supervisory Board of Winner Group Limited	2,500	11,000	1,000	$4,560

[1]	Estimated value of award as of grant date is based on the last sale price of the Company’s common stock as quoted on the NASDAQ.com as of September 8, 2009, which was $4.40 per share, and assumes that the individual achieves 100% of the applicable corporate and individual objectives set forth in the award.

[2]	Estimated value of award as of grant date is based on the last sale price of the Company’s common stock as quoted on the NASDAQ.com as of September 28, 2010, which was $4.56 per share, and assumes that the individual achieves 100% of the applicable corporate and individual objectives set forth in the award.

On October 6, 2010, the Company’s Board of Directors also approved the 2011-2013 Restricted Stock Unit Incentive Plan, the “2011-2013 Plan”, an equity incentive compensation program for fiscal years 2011, 2012 and 2013 that is a sub-plan of the Company’s 2006 Plan.

Eligible participants under the 2011-2013 Plan are directors who are employees to core management in Shenzhen PurCotton Technology Co., Ltd. and the Company’s senior management and key employees as designated by the Company’s Chief Executive Officer or the Company’s Board of Directors. No stocks were granted to Mr. Jianquan Li, Mr. Xiuyuan Fang and Mr. Nianfu Huo under the 2011-2013 Plan. All equity awards to participants in the 2011-2013 Plan will be restricted stock unit awards, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

The material terms of the 2011-2013 Plan include the following.

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•	The maximum number of restricted stock units that will be available for issuance under the 2011-13 Plan is 500,000 units, which reflected 1-for-2 reverse stock split. On the date of approval of the 2011-2013 Plan, the Board granted 300,000 units to certain participants in the plan. The remaining 200,000 units are reserved for grants to new key employees or to existing employees of the Company who have made significant contributions. The shares of the Company’s common stock issuable upon vesting of the restricted stock units will be issued from our 2006 Plan.

•	The Company’s Board of Directors has established the target corporate net income and annual sales objectives for each of fiscal years 2011, 2012 and 2013, and each participant’s individual performance objectives have been set by the Company’s Chief Executive Officer. The Company’s Board of Directors or the Compensation Committee of the Company’s Board will certify the satisfaction of each target.

•	No award to a participant under the 2011-2013 Plan may exceed 1% of the Company’s outstanding capital stock as of the date of grant.

•	The 2011-2013 Plan expires the earlier of four years of the date of approval or the effective date of termination of the 2006 Plan.

•	The Board has established target corporate net income and annual sales objectives for Shenzhen PurCotton for the fiscal years 2011, 2012 and 2013. In addition, each participant will be given a personal performance target as set by the Company’s Chief Executive Officer.

•	On each of October 6, 2012, October 6, 2013 and October 6, 2014, a participant will be eligible to vest up to 1/3 of the total number of restricted stock units underlying an award. The percentage of such vesting is individually predetermined and tied to satisfaction of the target corporate net income and annual sales objectives, as well as attainment of each participant’s personal performance targets. The Board or the Compensation Committee of the Board will certify the satisfaction of each target.

On November 3, 2011, the Company’s board or directors approved the 2012-13 Equity Incentive Plan (the “2012-13 Plan”), an incentive compensation program for fiscal years 2012 and 2013 that is a sub-plan of the Company’s 2006 Plan.

Eligible participants under the 2012-13 Plan are employee directors, senior management and other key employees of the Company. All awards to participants in the 2012-13 Plan will be “restricted stock unit awards,” consisting of a stock unit as provided in the 2006 Plan, and/or “option awards,” consisting of a nonqualified stock option as provided in the 2006 Plan. The 2012-13 Plan expires the earlier of four years of the date of approval or the effective date of termination of the 2006 Plan. Other material terms of the 2012-13 Plan include the following.

Restricted Stock Units

•

The maximum number of units from restricted stock units that will be available for issuance under the 2012-13 Plan is 530,000 units. Each participant will be eligible to receive one share of the Company’s common stock, which will be issued from the Company’s 2006 Plan, for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

•	On each of November 3, 2014 and November 3, 2015, a participant will be eligible to vest up to 1/2 of the total number of restricted stock units underlying an award. The percentage of such vesting is individually predetermined and tied to satisfaction of the target corporate net income and annual sales objectives, as well as attainment of each participant’s personal performance targets.

Options

•	Each participant will be eligible to purchase one share of the Company’s common stock, and the maximum number of shares from options that will be available for issuance will be 1,700,000.
•

On each of November 3, 2012, November 3, 2013, November 3, 2014 and November 3, 2015, a participant will be eligible to vest up to 1/4 of the total number of option awards. The percentage of such vesting is individually predetermined and tied to satisfaction of the target corporate net income and annual sales objectives, as well as attainment of each participant’s personal performance targets.

•	Each option award that is vested will expire two (2) years after its vesting date.
•	The per share exercise price of an option award will be determined by the administrator of the plan when the option award is granted, and shall in no event be less than 100% of the per share fair market value of the shares subject to such option on the date of grant of such option award.

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Name and Principal Position	Restricted Stock Unit Award in 2011 (shares)	Restricted Stock Unit Award in 2011 ($)[1]	Stock Options Award in 2011 (shares)	Exercise Price of Stock Options 2011 ($)[2]
Jianquan Li, President, Chief Executive Officer and Director	0	0	350,000	1,183,000
Xiuyuan Fang, Chief Financial Officer, Vice President, Director and Treasurer	6,000	18, 180	200,000	616,000
Nianfu Huo, Senior Vice President, Director and Chairman of the Supervisory Board of Winner Group Limited	10,000	$30,500	0	0

[1]	The estimated value of award as of grant date is based on the last sale price of the Company’s common stock as quoted on the NASDAQ.com as of November 3, 2011, which was $3.03 per share, and assumes that the individual achieves 100% of the applicable corporate and individual objectives set forth in the award.

[2]	The exercise price of stock options as of grant date may not be less than 100% of the per share Fair Market Value of the shares subject to such option on the date of grant of such option; the exercise price for a ten percent stockholder will not be less than 110% of per share Fair Market Value of the shares on the date of such grant. The grant date of stock options was November 3, 2011 and the close price of the Company’s common stock on November 3, 2011 was $3.03. The exercise price for Mr. Jianquan Li stock options is $3.38. For all other participants, the exercise price is $3.08.

Other Compensation.

Other than the annual salary for the Company’s executive officers, the bonus that may be awarded to executive officers at the discretion of the Compensation Committee and arrangements with executive officers for the use of a Company car, and the household subsidies referred to above, the Company does not have any other benefits and perquisites for its executive officers. However, the Compensation Committee in its discretion may provide benefits and perquisites to these executive officers if it deems it advisable.

Employment contracts and termination of employment

All of the Company’s executive officers have executed standard employment agreements with the Company, which are governed under Chinese law. Other than the amount of compensation, the terms and conditions of the employment agreements with the executive officers are substantially the same as those of the Company’s standard employment agreements with non-executive employees. The Company’s standard employment agreements are for a fixed period of three years and may be renewed upon notice from the employee and consent of the Company. The Company may terminate an employment agreement upon thirty days’ notice if an employee is not suitable for the job due to medical or other reasons. An employee may terminate his or her employment agreement without cause upon one month’s notice.

Jianquan Li, the Company’s CEO and President’s employment agreement became effective as of January 1, 2011. The agreement is for a term of three years. Mr. Li is receiving an annual salary of approximately $135,000 under the agreement during the fiscal year ended September 30, 2011.

Xiuyuan Fang, the Company’s CFO, Vice President and Treasurer’s employment agreement became effective as of January 1, 2011. The agreement is for a term of three years. Mr. Fang is receiving an annual salary of approximately $84,000 under the agreement during the fiscal year ended September 30, 2011.

Nianfu Huo, the Company’s Senior Vice President’s employment agreement became effective as of January 1, 2011. The agreement is for a term of three years. Mr. Huo is receiving an annual salary of approximately $31,000 under the agreement (RMB200,000) during the fiscal year ended September 30, 2011.

The compensation stated in the agreement is the basic salary, and it is subject to adjustment on an annual basis.

Accounting and tax treatment

Given the Company’s current levels of compensation, the accounting and tax considerations have not significantly impacted the Company’s forms of compensation. The board considers as one factor the impact of accounting and tax treatment on compensation in the Company’s compensation programs.

Director Compensation

On May 8, 2006, the Company entered into separate Independent Directors’ Contracts and Indemnification Agreements with each of the independent directors. Starting from June 1, 2011, Mr. Xuedong Wu was appointed by the Board of Directors to replace Dr. Hornjon Shieh as the Company’s new independent director and Chairman of Compensation Committee. Mr. Goldman, Mr. Pan and Mr. Xuedong Wu are entitled to $50,000 individually as cash compensation for the services to be provided by them as the Company’s independent directors, and as chairpersons of various board committees, as applicable.

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The following table summarizes director compensation during the fiscal year 2011.

Name	Audit Committee		Fees Earned or Paid in Cash Nomination Committee		Compensation Committee		Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jianquan Li,
Xiuyuan Fang
Larry Goldman	$40,000	*	$5,000		$5,000		0	0	0	0	0	$50,000
Lawrence Xiaoxia Pan	$5,000		$40,000	*	$5,000		0	0	0	0	0	$50,000
Horngjon Shieh**	$3,333		$3,333		$3,333	*	0	0	0	0	0	$10,000
Xuedong Wu	$1,667		$1,667		$13,333	*	0	0	0	0	0	$16,667

*	Indicates chairman of that respective committee.
**	Dr. Shieh resigned on May 20, 2011.

Under the terms of the Indemnification Agreements, the Company agreed to indemnify the independent directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent directors in connection with any proceeding if the independent director acted in good faith and in the best interests of the Company. The Independent Directors’ Contracts and Indemnification Agreements were filed as Exhibits 10.1 through 10.6 to the Company’s current report on Form 8-K filed on May 11, 2006.

None of the employee directors receives additional compensation solely as a result of his position as a director.

Compensation Committee Report

The Compensation Committee of the Board of Directors of Winner Medical Group Inc. has reviewed and discussed the Compensation Discussion and Analysis contained in this annual report on Form 10-K with management. Based on the Company’s Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Company’s Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this annual report on Form 10-K for filing with the SEC.

The foregoing report is provided by the following directors, who constitute the Compensation Committee: Xuedong Wu, Larry Goldman and Lawrence Xiaoxia Pan.

Summary Compensation Table

The following table sets forth information regarding compensation for the fiscal year ended September 30, 2011 received by the individual who served as the Company’s Chief Executive Officer as well as one individual who served as the Company’s Chief Financial Officer, “Named Executive Officers.” The total compensation of other executive officers did not exceed $100,000 per year.

Name And Principal Posit ion	Year	Salary[1]	Bonus[1]	Stock Awards[3]	Option Awards	Nonequity Incentive Plan Compensation	Change in Pension Value & Nonqualified Deferred Compensation	All Other Compensation[2]	Total[1]
Jianquan Li,	2011	$134,592	$27,080	27,000	0	0	0	0	$188,672
CEO, President	2010	$130,239	$27,824	0	0	0	0	0	$158,063
and Director	2009	$113,547	$46,477	0	0	0	0	0	$160,024
Xiuyuan Fang,
CFO, Vice	2011	$83,668	$7,582	27,938	0	0	0	0	$119,188
President, Director,	2010	$74,396	$7,376	0	0	0	0	0	$81,772
and Treasurer	2009	$63,017	$16,301	0	0	0	0	0	$79,318

[1]	Salary and bonus amounts and total compensation are reported in U.S. dollars.
[2]	During fiscal year 2011, the executive officers of the Company were not granted any perquisites or other personal benefits.
[3]	Stock awards amounts represented stock units vested during the year which were computed by the grant date fair value (which was $27,000 for Mr. Jianquan Li and 27,938 for Mr. Xiuyuan Fang) in accordance with FASB ASC 718.

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Option Exercises and Stock Vested.

On October 7, 2010, under 2008-2009 Plan, the Company issued 7,500 and 9,375 shares of the Company’s common stock to Jianquan Li and Xiuyuan Fang, representing vesting of the first 50% of the total number of restricted stock awarded. None of the Company’s executive officers exercised any options under that plan during the fiscal year 2011 and 2010. Mr. Jianquan Li, the Company’s CEO sold his 2,000 restricted stocks on August 29, 2011. Following the sales, Mr. Jianquan Li’s beneficial share number is 18,017,764 on September 30, 2011.

Outstanding equity awards at fiscal year-end.

The following table provides information for each of our Named Executive Officers regarding outstanding stock options and unvested stock awards held by the officers as of September 30, 2011. Market values are presented as of September 30, 2011 (based on the closing price of the Company’s stock on that date of $3.17 on September 30, 2011) for outstanding stock awards, which include fiscal year 2011 grants and prior-year grants.  The accumulated equity holdings reflect our long-term incentive structure.

	Stock Awards
	Equity Incentive Plan Awards
Name	Number of unearned shares, units or other rights that have not vested (#)		Market or payout value of unearned shares, units or other rights that have not vested ($)
Jianquan LiCEO, president and director	18,750	(1)	59,438
Xiuyuan FangCFO, vice president, director and treasurer	21,250	(2)	67,363

(1)	Includes 10,000 RSUs that vested on October 8, 2011, 5,000 RSUs that will vest on September 8, 2012 and 3,750 RSUs that will vest on September 8, 2013.
(2)	Includes 12,500 RSUs that vested on October 8, 2011, 5,000 RSUs that will vest on September 8, 2012 and 3,750 RSUs that will vest on September 8, 2013.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth information regarding beneficial ownership of the Company’s common stock as of September 30, 2011: (i) by each person who is known by the Company to beneficially own more than 5% of the Company’s common stock; (ii) by each of the Company’s officers and directors; and (iii) by all of the Company’s officers and directors as a group.

Name & Address of Beneficial Owner	Office, If Any	Amount & Nature of Beneficial Ownership[1]	Percent of Class[2]
Jianquan Li3 Ping Tse[3] 6-15D, Donghai Garden, Futian District, Shenzhen, China	CEO, President and Director	18,017,764	74.64%
Xiuyuan Fang Room 5B Building 2 Jun’an Garden, Futian District, Shenzhen City, Guangdong Province, China	CFO, Vice President, Treasurer and Director	241,631	1.00%
Larry Goldman 5 Victory Road, Suffern, NY 10901	Director	0	*
Lawrence Xiaoxia Pan 19 Bristol Road, North Brunswick, NJ08902	Director	0	*
Dr. Horngjon Shieh Flat 37B, Tower 3 The Victoria Towers 188 Canton Road, TST Kowloon, Hong Kong	Director	0	*
Xuedong Wu Flat 18-B, Building 7 Xiangsimeishuyuan Garden Futian District, Shenzhen City, Guangdong Province, China	Director	0	*
Nianfu Huo Hai Yi Wan Pan, No. 333 Jin Tang Road, Tang Jia Wan Zhuhai, China 519000	Senior Vice President and Chairman of Supervisory Board of Winner Group Limited	87,262	0.39%
All officers and directors as a group		18,161,752	74.74%

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*	Less than 1%

[1]	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company’s common stock.

[2]	A total of 24,140,247 shares of the Company’s Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of September 30, 2011. For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

[3]	Mr. Jianquan Li and his wife, Ping Tse, hold a total of 18,017,764 shares of the Company’s Common Stock. Mr. Jianquan Li disclaims the power to vote and dispose of the 4,510,565 shares of the Company’s Common Stock to Ping Tse. As such, Mr. Jianquan owns 13,507,199 shares of the Company’s Common Stock.

Item 13.	Certain Relationships and Related Transactions, and Director Independence.

During the years ended September 30, 2011 and 2010, the Company sold goods to L+L Healthcare Hubei Co., Ltd., “L+L,” for $257,835, and $676, respectively. During the years ended September 30, 2011 and 2010, the Company purchased goods from L+L for US$142,444 and US$76,675, respectively and received dividends from L+L for $200,000 and $Nil, respectively. As of September 30, 2011 and 2010, amounts due to L+L were $Nil and $20,363 respectively. As of September 30, 2011 and 2010, amounts due from L+L were $119,368 and $248, respectively.

During the year ended September 30, 2011 and 2010, the Company sold goods to Chengdu Winner Likang Medical Appliance Co., Ltd. (“Winner Chengdu”), an equity investee, for $87,439 and $28,848, and purchased goods from it for $90,296 and $94,271, respectively. As of September 30, 2011 and 2010, amounts due to Winner Chengdu were $Nil and $37,975, respectively; and amounts due from Winner Chengdu were $38,411 and $751, respectively.

The amounts due from/to the above affiliated companies are unsecured, interest free and payable according to the trading credit terms.

Mr. Jianquan Li, the Chief Executive Officer of the Company, entered into agreements with the Company in relation to commodity derivatives trading activities. The shortfall of the restricted broker margin account balances maintained for the commodity derivatives trading activities between January 1, 2011 and September 30, 2011was US$1,718,031 (or RMB 10,917,915). This shortfall had been fully compensated by way of cash payment from Mr. Jianquan Li to the Company accounts as recorded on September 30, 2011. Further details can be found in the section “Business–Raw Materials and Manufacturing” in this Form 10-K.

The Company’s independent directors approve the related party transactions based on their fiduciary duties under Nevada state law and based on the best interest of the company.

Item 14.	Principal Accountant Fees and Services.

Audit Fees

The fees in 2011 and 2010 for performing the audit of the Company’s financial statements included in the Company’s Annual Reports on Form 10-K during the fiscal years ended September 30, 2011 and 2010 were approximately $126,000 and $180,000, respectively. The fees relating to the review of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q during the fiscal years ended September 30, 2011 and 2010 were approximately $111,000 and $99,000, respectively. The fee in conjunction with the Registration Statement and issuance of a related “comfort letter” during 2010 was $38,000.

The fees in 2011 and 2010 for audit-related services for the fiscal years ended September 30, 2011 and 2010 were approximately $Nil and $Nil, respectively.

Tax Fees

Tax fees in the fiscal years ended September 30, 2011 and 2010 for tax services were $Nil and $Nil respectively.

All Other Fees

The Company’s independent auditor did not provide any services other than as described above under the headings “Audit Fees,” “Audit-Related Fees” and “Tax Fees” during the fiscal year ended September 30, 2011 and 2010.

49

Policy on Pre-Approval of Services

The Company’s Board of Directors pre-approved all auditing services and non-audit services to be performed by the independent auditors during the fiscal year ended September 30, 2011.

50

PART IV

ITEM 15.	EXHIBITS, FINANCIAL STATEMENTS SCHEDULES.

(a)	The following documents are filed as part of this report:

(1)	Financial Statements

The consolidated financial statements filed as part of this Form 10-K are located as set forth in the index on page F-1 of this report.

(2)	Financial Statement Schedules

Not applicable.

(3)	Exhibits

The list of exhibits included in the attached Exhibit Index is hereby incorporated herein by reference.

51

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 30, 2011

WINNER MEDICAL GROUP INC.

By:	/s/ Jianquan Li
Jianquan Li
Chief Executive Officer

By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jianquan Li and Xiuyuan Fang, and each of them, their attorneys-in-fact and agents, each with the power of substitution, for them in any and all capacities, to sign any and all amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrants and in the capacities and on the dates indicated.

By:	/s/ Jianquan Li
Jianquan Li
Chief Executive Officer, President and Chairman of the Board of the Directors
(Principal Executive Officer)
Dated: November 30, 2011

By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer, Vice President, Treasurer and Director
(Principal Accounting and Financial Officer)
Dated: November 30, 2011

By:	/s/ Larry Goldman
Larry Goldman
Director
Dated: November 30, 2011

By:	/s/ Lawrence Xiaoxia Pan
Lawrence Xiaoxia Pan
Director
Dated: November 30, 2011

By:	/s/ Xuedong Wu
Xuedong Wu
Director
Dated: November 30, 2011

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Winner Medical Group Inc.

We have audited the accompanying consolidated balance sheets of Winner Medical Group Inc. and its subsidiaries (the “Company”) as of September 30, 2011 and 2010, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the two years in the period ended September 30, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Winner Medical Group Inc. and its subsidiaries at September 30, 2011 and 2010, and the results of their operations and their cash flows for each of the two years in the period ended September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Limited
BDO Limited

Hong Kong, November 30, 2011

53

WINNER MEDICAL GROUP INC. Consolidated Financial Statements For the years ended September 30, 2011 and 2010

WINNER MEDICAL GROUP INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Consolidated Balance Sheets	F-2
Consolidated Statements of Income and Comprehensive Income	F-3
Consolidated Statements of Stockholders’ Equity	F-4
Consolidated Statements of Cash Flows	F-5
Notes to Consolidated Financial Statements	F-6 – F-23

F-1

WINNER MEDICAL GROUP INC.

CONSOLIDATED BALANCE SHEETS

	September 30,
	2011	2010
	US$	US$
ASSETS

Current assets:
Cash and cash equivalents	21,945,105	14,818,179
Restricted bank deposits	1,836,491	285,119
Held-to-maturity investments	0	1,497,607
Accounts and notes receivable, less allowances for doubtful accounts of US$159,485 and US$230,200 at September 30, 2011 and 2010, respectively	20,982,263	15,672,446
Amounts due from affiliated companies	157,779	999
Inventories	25,408,700	15,945,101
Prepaid expenses and other current assets	8,334,504	6,929,066
Income taxes recoverable	146,408	33,974
Deferred tax assets	376,411	428,741
Total current assets	79,187,661	55,611,232
Property, plant and equipment, net	65,461,750	60,110,367
Investment in equity investees	2,421,915	2,159,784
Intangible assets, net	126,918	125,079
Prepaid expenses and other receivables	1,596,354	637,748
Deferred tax assets	1,124,089	331,785
Total assets	149,918,687	118,975,995

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Short-term bank loans	6,294,356	0
Accounts payable	7,420,580	5,362,155
Accrued payroll and employee benefits	3,141,756	2,393,700
Customer deposits	1,115,887	687,275
Accrued and other liabilities	4,253,889	3,057,445
Amounts due to affiliated companies	0	58,338
Income taxes payable	1,970,710	1,477,212
Total current liabilities	24,197,178	13,036,125
Deferred tax liabilities	45,025	42,699
Total liabilities	24,242,203	13,078,824

Commitments and contingencies

Stockholders’ equity:
Common stock, par value $0.001 per share; authorized 247,500,000 shares, issued and outstanding September 30, 2011– 24,140,247 shares; September 30, 2010 –23,950,740 shares	24,141	23,951
Additional paid-in capital	42,490,464	40,154,494
Retained earnings	58,984,686	48,730,034
Statutory reserves	5,866,970	4,585,731
Accumulated other comprehensive income	18,169,505	12,302,762
Total Winner Medical Group Inc.
stockholders’ equity	125,535,766	105,796,972

Noncontrolling interests	140,718	100,199
Total equity	125,676,484	105,897,171

Total liabilities and equity	149,918,687	118,975,995

See accompanying notes to consolidated financial statements.

F-2

WINNER MEDICAL GROUP INC.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	Year ended September 30,
	2011	2010
	US$	US$

Net sales	149,896,424	115,030,651

Cost of sales	(109,046,284)	(80,473,292)
Gross profit	40,850,140	34,557,359

Other operating income, net	4,083	557,402
Government subsidies	1,594,315	208,719
Realized loss on commodity financial instruments	(1,859,945)	0
Foreign currency exchange losses, net	(1,051,250)	(493,271)
Selling, general and administrative expenses	(26,525,378)	(20,370,950)

Income from operations	13,011,965	14,459,259
Interest income	165,195	98,024
Interest expense	(93,314)	(128,816)
Equity in earnings of 50 percent or less owned persons	462,131	235,828
Income before income taxes	13,545,977	14,664,295

Income taxes	(1,970,314)	(1,666,933)
Net income	11,575,663	12,997,362

Net (income)/loss attributable to noncontrolling interests	(39,772)	93,136
Net income attributable to Winner Medical Group Inc.	11,535,891	13,090,498

Comprehensive income:
Net income	11,575,663	12,997,362
Foreign currency translation adjustments	5,867,490	1,584,165
Comprehensive (income)/loss attributable to noncontrolling interests	(40,519)	93,883

Comprehensive income attributable to Winner Medical Group Inc.	17,402,634	14,675,410

Net income attributable to Winner Medical Group Inc. per share
- basic	0.48	0.57
- diluted	0.47	0.56

Weighted average common stock outstanding
- basic	24,128,868	23,014,065
- diluted	24,549,361	23,383,532

See accompanying notes to consolidated financial statements.

F-3

WINNER MEDICAL GROUP INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common stock		Additional paid-in			Accumulated other comprehensive
	Stock			Retained	Statutory		Non- controlling	Total
	outstanding	Amount	capital	earnings	reserves	income	interests	equity
		US$	US$	US$	US$	US$	US$	US$
Balance at September 30, 2009	22,363,740	22,364	31,166,123	36,797,172	3,428,095	10,717,850	82,815	82,214,419
Issuance of common stock – net of offering costs	1,587,000	1,587	8,791,876	0	0	0	0	8,793,463
Restricted stock units granted	0	0	695,758	0	0	0	0	695,758
Net income/(loss)	0	0	0	13,090,498	0	0	(93,136)	12,997,362
Foreign currency translation adjustments	0	0	0	0	0	1,584,912	(747)	1,584,165
Transfer to statutory reserves	0	0	0	(1,157,636)	1,157,636	0	0	0
Purchase of noncontrolling interests	0	0	(499,263)	0	0	0	111,267	(387,996)
Balance at September 30, 2010	23,950,740	23,951	40,154,494	48,730,034	4,585,731	12,302,762	100,199	105,897,171
Restricted stock units granted	0	0	618,129	0	0	0	0	618,129
Stockholder’s contribution	0	0	1,718,031	0	0	0	0	1,718,031
Issuance of restricted stock units	189,507	190	(190)	0	0	0	0	0
Net income	0	0	0	11,535,891	0	0	39,772	11,575,663
Foreign currency translation adjustments	0	0	0	0	0	5,866,743	747	5,867,490
Transfer to statutory reserves	0	0	0	(1,281,239)	1,281,239	0	0	0
Balance at September 30, 2011	24,140,247	24,141	42,490,464	58,984,686	5,866,970	18,169,505	140,718	125,676,484

See accompanying notes to consolidated financial statements.

F-4

WINNER MEDICAL GROUP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended September 30,
	2011	2010
	US$	US$
Cash flows from operating activities
Net income	11,575,663	12,997,362
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property, plant and equipment	5,455,587	5,094,969
Change in fair value of financial instruments, net	(33,787)	(212,890)
Amortization of intangible assets	28,967	26,098
Deferred tax	(698,542)	(137,517)
Loss on disposal of property, plant and equipment	281,770	82,206
Equity in earnings of 50 percent or less owned persons	(462,131)	(235,828)
Investment income from held-to-maturity investments	(91,149)	(23,519)
Stock-based compensation expense	618,129	695,758
Dividends received from an equity investee	200,000	0
Changes in operating assets and liabilities:
Restricted bank deposits	(1,349,764)	(124,780)
Accounts and notes receivable	(4,456,019)	(2,273,027)
Amounts due from affiliated companies	(156,725)	(999)
Inventories	(8,594,947)	(727,349)
Prepaid expenses and other receivables	(1,133,137)	(2,852,453)
Income taxes recoverable	(110,583)	(2,474)
Accounts payable	1,766,308	426,306
Accrued payroll and employee benefits	617,653	281,245
Customer deposits	391,172	71,926
Accrued and other liabilities	756,497	50,185
Amounts due to affiliated companies	(61,516)	914
Income taxes payable	438,843	(482,305)
Net cash provided by operating activities	4,982,289	12,653,828

Cash flows from investing activities
Purchase of property, plant and equipment	(6,796,396)	(6,344,347)
Purchase of intangible assets	(24,118)	(1,596)
Deposits paid for property, plant and equipment	(1,808,254)	(1,626,850)
Proceeds from disposal of property, plant and equipment	86,867	26,348
Proceeds from disposal of held-to-maturity investments	43,047,985	14,509,632
Purchase of held-to-maturity investments	(41,417,395)	(15,964,287)
Net cash used in investing activities	(6,911,311)	(9,401,100)

Cash flows from financing activities
Proceeds from bank borrowings	15,934,314	0
Repayment of bank borrowings	(9,798,403)	(6,651,786)
Stockholder’s contribution	1,718,031	0
Proceeds from issuance of common stock-net of offering costs	0	8,793,463
Advance from investors	472,077	0
Purchase of noncontrolling interests	(214,757)	(179,075)
Increase in restricted bank deposits	(153,398)	0
Net cash provided by financing activities	7,957,864	1,962,602

Effect of exchange rate changes	1,098,084	109,823

Net increase in cash and cash equivalents	7,126,926	5,325,153
Cash and cash equivalents, beginning of year	14,818,179	9,493,026
Cash and cash equivalents, end of year	21,945,105	14,818,179

Supplemental disclosures of cash flows information:
Cash paid for interest, net of capitalized interest of US$243,334 and US$4,501 during the years ended September 30, 2011 and 2010, respectively	93,314	128,816
Cash paid for income taxes	2,334,317	2,411,456

See accompanying notes to consolidated financial statements.

F-5

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

1.	Organization and Background

Winner Medical Group Inc. (“Winner Medical” or the “Company”) was originally incorporated under another corporate name in the state of Nevada in August 1986. On February 13, 2006, the Company amended its Articles of Incorporation to change its name from Las Vegas Resorts Corporation to Winner Medical Group Inc. to reflect its new business and to accord with the names of its subsidiary companies.

Winner Medical’s business operations consist of manufacturing and marketing, researching and developing cotton-based medical dressings and medical disposables, as well as consumer products. The Company has one subsidiary registered in the Cayman Islands, fourteen wholly-owned operating subsidiaries registered in the People’s Republic of China (the “PRC”), two  subsidiaries registered in Hong Kong, and  two joint venture companies registered in the PRC.

On October 6, 2009, the Company’s Board of Directors approved and authorized the Company to complete a one-for-two reverse split of the Company’s common stock, decreasing the Company’s authorized capital to 247,500,000 shares of common stock and 2,500,000 shares of preferred stock, par value $0.001 per share. Pursuant to the Nevada Revised Statues, shareholder approval of this action was not required. The authorized shares, the par value per share, earning per share, common stock outstanding and weighted average common stock outstanding as referred to in these consolidated financial statements have been restated where applicable to give retroactive effect to the reverse stock split.

On September 13, 2010, a subsidiary of the Company, Winner Industries (Shenzhen) Co., Ltd., or "Winner Shenzhen", entered into the Sale and Purchase Agreement with a noncontrolling shareholder of Shanghai Winner Medical Apparatus Co., Ltd., or “Winner Shanghai”, pursuant to which Winner Shenzhen has agreed to purchase 40% equity interest representing the total interest held by the noncontrolling shareholder. Upon the completion of the transaction, Winner Shanghai became a wholly owned subsidiary of the Company. As this additional ownership interest in Winner Shanghai under generally accepted accounting principles in the United States of America is classified as an equity transaction, the Company adjusted the carrying amount of the noncontrolling interest amounted to US$111,267 to reflect the change in its ownership interest in Winner Shanghai. The difference between the cash consideration US$387,996 (equivalent to RMB2,600,000) and the carrying amount of the noncontrolling interest was recognized in additional paid-in capital of the Company, which amounted to US$499,263.

2.	Summary of Significant Accounting Policies

The principal activities of the Company and its subsidiaries consist of research and development, manufacturing and trading of medical dressings, medical disposables and PurCotton® products. Activities of the Company are principally conducted by its subsidiaries operating in the PRC.

Principles of consolidation- The consolidated financial statements, prepared in accordance with generally accepted accounting principles in the United States of America, include the assets, liabilities, revenues, expenses and cash flows of the Company and all its subsidiaries. All significant inter-company accounts, transactions and cash flows are eliminated on consolidation.

Equity investments, in which the Company exercises significant influence but does not control and is not the primary beneficiary, are accounted for using the equity method. The Company regularly reviews its investments to determine whether a decline in fair value below the cost basis is other than temporary.

Use of estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to allowance for uncollectible accounts receivable, inventory obsolescence, asset impairment, useful lives of property, plant and equipment and intangible assets, stock-based compensation, taxes and contingencies. These estimates may be adjusted as more current information becomes available and any adjustment could be significant. Actual results could differ from those estimates.

Intangible assets- Trademarks are measured initially at cost and amortized on a straight-line basis over their estimated useful lives, which is on average ten years.

Cash and cash equivalents- Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and time certificates of deposit with a maturity of three months or less when purchased.

Restricted bank deposits- Restricted bank deposits represent the amount held by banks that is not available for use in the operations. The restriction on bank deposits is expected to be released within the next twelve months.

Held-to-maturity investments- Held-to-maturity investments represent those securities that the Company has both the intent and ability to hold to maturity and are carried at amortized cost. Interest on these investments is included in interest income. Investments classified as current have maturity dates of less than one year from the balance sheet date. Investments classified as noncurrent have maturity dates greater than one year from the balance sheet date.

F-6

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

2.	Summary of Significant Accounting Policies- Continued

Inventories- Inventories are stated at the lower of cost or market, determined by the weighted average method. Work-in-progress and finished goods consist of raw materials, direct labor and overhead associated with the manufacturing process.

Derivatives- Derivatives are carried at fair value and are reported as other current assets when the Company has a contractual right to receive cash from the counterparty that are potentially favorable to the Company and as other liabilities where the Company has a contractual obligation to deliver cash to a counterparty that are potentially unfavorable to the Company. The changes in fair value during the period are recorded in the consolidated statement of income and comprehensive income.

Trade accounts receivable- Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at year-end. Based on management’s assessment of the credit history of customers having outstanding balances and current relationships with those customers, it has concluded that realization losses on balances outstanding at year-end will be immaterial.

Allowances for doubtful accounts receivable balances are recorded when circumstances indicate that collection is doubtful for particular accounts receivable. Management estimates such allowances based on historical evidence such as amounts that are subject to risk. Accounts receivable are written off if reasonable collection efforts are not successful.

Property, plant and equipment- Property, plant and equipment are stated at cost including the cost of improvements. Maintenance and repairs are charged to expense as incurred. Depreciable amounts are net of expected residual value of assets. Depreciation and amortization are provided on the straight-line method based on the estimated useful lives of the assets as follows:

Leasehold land	Over the lease term
Buildings	10 – 30 years
Plant and machinery	10 – 12 years
Furniture, fixtures and equipment	5 – 8 years
Motor vehicles	5 – 8 years
Leasehold improvements	Over the lease term

Construction in progress- Assets under construction are stated at cost, which includes all direct costs relating to acquisition or construction cost, including interest charges on borrowings, are capitalized as construction in progress. No depreciation is provided until the construction is completed and the assets are ready for their intended use.

Valuation of long-lived assets- The Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose. No impairment was recognized during the years ended September 30, 2011 and 2010.

Revenue recognition- The Company derives its revenue primarily from the sales of medical dressings and disposals and PurCotton® products. Sales of goods are recognized when title of goods sold has passed to the purchaser, usually when goods are shipped, the price is fixed or determinable as stated on the sales contract, and its collectability is reasonably assured. Customers do not have a general right of return on products shipped. Products returns to the Company were insignificant during past years.

Comprehensive income- Accumulated other comprehensive income represents foreign currency translation adjustments and is included in the consolidated statement of income and comprehensive income.

Shipping and handling costs- Shipping and handling costs related to delivery of finished goods are included in selling expenses. During the years ended September 30, 2011 and 2010, shipping and handling costs expensed to selling expenses were US$3,917,048 and US$4,497,123, respectively.

Research and development costs- Research and development costs are charged to expense when incurred and are included in operating expenses. During the years ended September 30, 2011 and 2010, research and development costs expensed to operating expenses were approximately US$1,988,139 and US$1,767,185, respectively.

Advertising and promotion costs- Advertising and promotion costs are charged to expense when incurred and are included in selling expenses. During the years ended September 30, 2011 and 2010, advertising and promotion costs expensed to selling expenses were US$411,341 and US$114,053, respectively.

F-7

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

2.	Summary of Significant Accounting Policies- Continued

Income taxes- Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Any tax paid by subsidiaries during the year is recorded. Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purpose and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred income tax liabilities or assets are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and the financial reporting amounts at each year-end. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

The Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740 “Income Taxes”. ASC 740 provides guidance for recognizing and measuring uncertain tax positions, it prescribes a threshold condition that a tax position must meet for any of the benefits of the uncertain tax position to be recognized in the financial statements. ASC 740 also provides accounting guidance on derecognizing, classification and disclosure of these uncertain tax positions. The Company’s policy classifies all interest and penalties related to unrecognized tax benefits, if any, as a component of income tax provisions.

Foreign currency translation- The consolidated financial statements of the Company are presented in United States Dollars (“US$”). Transactions in foreign currencies during the year are translated into US$ at the exchange rates prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated into US$ at the exchange rates prevailing at that date. All translation gains or losses are recorded in the consolidated statements of income statement and comprehensive income.

The subsidiaries in the PRC have their local currency, Renminbi (“RMB”), as their functional currency. The subsidiaries in Hong Kong has its local currency, Hong Kong Dollar (“HK$”), as their functional currency. On consolidation, the financial statements of the subsidiaries in the PRC and in Hong Kong are translated from RMB and HK$ into US$ in accordance with ASC 830 “Foreign Currency Translation”. Accordingly, all assets and liabilities are translated at the exchange rates prevailing at the balance sheet dates and all income and expenditure items are translated at the average rates for each of the years. The exchange rates between the RMB and the US$ used for the years ended September 30, 2011 and 2010 were RMB6.5190 and RMB6.7651, respectively. The exchange rates between the HK$ and the US$ used for the years ended September 30, 2011 and 2010 were HK$7.7749 and HK$7.7645, respectively. Translation adjustments arising from the use of different exchange rate from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income”. Gain and losses resulting from foreign currency translations are included in other comprehensive income.

Fair Value Measurements- The Company has adopted ASC 820 “Fair Value Measurements and Disclosures”, which defines fair value, establishes a framework for measuring fair value in general accepted accounting principles, and expands disclosures about fair value measurements. It does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information.

It establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable inputs, which may be used to measure fair value and include the following:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in market that are not active, and model-derived valuations in which all observable inputs and significant value drivers are observable in active markets.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable, including assumptions developed by the Company.

            Classification within the hierarchy is determined based on the lowest level of input that is significant to the fair value measurement.

Post-retirement and post-employment benefits- The Company’s subsidiaries contribute to a state pension scheme in respect of their PRC employees and a mandatory provident fund scheme in respect of its Hong Kong employees. Other than the above, neither the Company nor its subsidiaries provide any other post-retirement or post-employment benefits.

F-8

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

2.	Summary of Significant Accounting Policies- Continued

Net income per share- Basic net income per share is computed by dividing net income available to common stockholders by the weighted average number of common stock outstanding during the period. Diluted net income per share gives effect to all dilutive potential ordinary stock outstanding during the year. The weighted average number of common stock outstanding is adjusted to include the number of additional common stock that would have been outstanding if the dilutive potential common stock had been issued. In computing the dilutive effect of potential common stock, the average stock price for the period is used in determining the number of treasury shares assumed to be purchased with the proceeds from the exercise options.

As of September 30, 2011 and 2010, basic and diluted net income per share calculated in accordance with ASC 260  “Earnings Per Share” are reconciled as follows:

	Year ended September 30,
	2011	2010
	US$	US$
Basic income per share

Net Income attributable to Winner Medical Group Inc. for the year – numerator	11,535,891	13,090,498

Weighted average common stock outstanding – denominator	24,128,868	23,014,065

Net income attributable to Winner Medical Group Inc. per share	0.48	0.57

Diluted income per share

Net Income attributable to Winner Medical Group Inc. for the year – numerator	11,535,891	13,090,498

Weighted average common stock outstanding – denominator	24,128,868	23,014,065

Effect of dilution

Restricted stock units	420,493	369,467

Weighted average common stock outstanding – denominator	24,549,361	23,383,532

Net income attributable to Winner Medical Group Inc. per share	0.47	0.56

As of September 30, 2011 and 2010, there were no potential dilutive common shares relating to options in the Company.

Government subsidies- Certain subsidiaries of the Company located in the PRC received government subsidies from local PRC government agencies. In general, the Company records the government subsidies received as part of other income unless the subsidies received was earmarked for capital and operating expenditures or to compensate certain expense, which has been accounted for in offsetting the respective expenses.

Value added tax- All the PRC subsidiaries of the Company are subject to value added tax (“VAT”) imposed by the PRC government on its purchase and sales of goods. The output VAT is charged to customers who purchase goods from the Company and the input VAT is paid when it purchases goods from its vendors. The applicable VAT rate is 17% in general, depending on the types of products purchased and sold. The input VAT can be offset against the output VAT. The debit balance of VAT payable represents a credit against future collection of output VAT instead of a receivable.

Recent changes in accounting standards- In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (ASC 820) Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). This pronouncement is an authoritative guidance to improve disclosures about fair value measurements. This guidance amends previous guidance on fair value measurements to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurement on a gross basis rather than on a net basis as currently required. This guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. ASU No. 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company has not completed its assessment of the impact, if any, that the disclosures of activity within Level 3 fair value measurements will have on its financial statements.

F-9

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

2.	Summary of Significant Accounting Policies- Continued

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company took early adoption of ASU No. 2011-05.

3.	Restricted bank deposits

As of September 30, 2011 and 2010, the Company had total restricted bank deposits of US$1,836,491 and US$285,119, respectively. Of this, US$105,543 and US$285,119 were deposits that serve as a contract execution and product delivery guarantee, US$157,359 and US$Nil were security deposits associated with approved bank borrowing that is effective after year end, and US$1,573,589 and US$Nil were set aside capital contribution for a subsidiary to be setup subsequent to the year ended as of September 30, 2011 and 2010, respectively.

4.	Held-to-maturity investments

As of September 30, 2011, there are no held-to-maturity investments and as of September 30, 2010, the Company’s held-to-maturity investment securities portfolio consisted of one product purchased from Industrial and Commercial Bank of China. During the year, the Company invested in held-to-maturity investments which were money management products and all of them had matured by the year ended September 30, 2011. The carrying value of the investment security, approximate to the fair value, was US$Nil and US$1,497,607 as of September 30, 2011 and 2010, respectively. Interest on these investments was included in interest income by US$91,149 and US$23,519 during the years ended September 30, 2011 and 2010, respectively.

5.	Inventories

Inventories by major categories are summarized as follows:

	September 30,
	2011	2010
	US$	US$

Raw materials	10,851,917	5,006,853
Work-in-progress	7,086,688	4,964,070
Finished goods	7,470,095	5,974,178
	25,408,700	15,945,101

6.	Property, Plant and Equipment

Property, plant and equipment consist of the following:

	September 30,
	2011	2010
	US$	US$
At cost:
Leasehold land and buildings	41,562,386	37,319,089
Plant and machinery	38,381,040	33,064,595
Furniture, fixtures and equipment	4,737,124	3,999,971
Motor vehicles	1,428,265	1,293,408
Leasehold improvements	5,384,625	4,449,425
Total	91,493,440	80,126,488

Less: accumulated depreciation and amortization	(31,815,336)	(25,531,331)
Construction in progress	5,783,646	5,515,210
Net book value	65,461,750	60,110,367

F-10

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

6.	Property, Plant and Equipment-Continued

All the land in the PRC is owned by the PRC government. The government, according to PRC law, may grant to entities the right to use of land for a specified period of time (the period of the land used for ordinary industrial activities is 50 years).  Thus, all of the Company’s land purchased in the PRC is considered to be leasehold land and amortized on a straight-line basis over the respective term of the right to use the land. Construction in progress mainly comprises capital expenditure for machinery not yet put to use by the Company either under installation or quality inspection stages.

Interest charges on borrowings capitalized in construction in progress were US$243,334 and US$4,501 during the years ended September 30, 2011 and 2010, respectively. Depreciation of property, plant and equipment were US$5,455,587 and US$5,094,969 during the years ended September 30, 2011 and 2010, respectively.

7.	Credit Facilities and Pledged Assets

The Company’s subsidiary in Shenzhen has credit lines with China Merchants Bank and Shenzhen Branch of the Industrial and Commercial Bank of China, representing trade acceptances, letter of credit, loans and overdrafts.

As of September 30, 2011, the Company had approximately $25.18 million in short-term bank credit facilities from two commercial banks. After utilizing bank loans of US$6,294,356, there are approximately US$18.89 million bank credit facilities as of September 30, 2011. The weighted average interest rates on short-term borrowings for the years ended September 30, 2011 and 2010 were 5.38% and 4.89% per annum, respectively. There are no significant covenants or other financial restrictions relating to the Company’s facilities except that at September 30, 2011, buildings with net book values of US$3,857,373 and at September 30, 2010, leasehold land and buildings with net book values of US$6,288,904, have been pledged as collateral for the above facilities. During the year ended September 30, 2011, the Company obtained charge release from the bank on its previously pledged leasehold land.

The Company has the following short-term bank loans:

	September 30,
	2011	2010
	US$	US$

Bank loans repayable within one year	6,294,356	0

Original currency in Renminbi	40,000,000	0

Bank loans as of September 30, 2011 consist of the following:

		2011
Loan	Loan period	US$
A	April 01, 2011 to March 02, 2012	3,147,178
B	September 13, 2011 to March 13, 2012	1,573,589
C	September 13, 2011 to March 13, 2012	1,573,589
		6,294,356

8.	Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

	September 30,
	2011	2010
	US$	US$

Value added tax receivable	4,717,557	3,533,190
Advance to suppliers	1,626,030	2,054,529
Rental deposits	684,424	227,802
Other deposits	826,325	116,329
Deferred expenditure	130,666	212,823
Fair value of financial instruments	51,141	387,351
Others	298,361	397,042
	8,334,504	6,929,066

F-11

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

9.	Investment in Equity Investees

	September 30,
	2011	2010
	US$	US$

Investment in L+L Healthcare Hubei Co. Ltd.	2,021,852	1,794,072
Investment in Chengdu Winner Likang Medical Appliance Co. Ltd	400,063	365,712
	2,421,915	2,159,784

As of September 30, 2011, the Company held a 40% equity interest in L+L Healthcare Hubei Co., Ltd. (“L+L) in the PRC, and 49% equity interest in Chengdu Winner Likang Medical Appliance Co., Ltd. in the PRC.

The share of equity in earnings of 50 percent or less owned persons during the years ended September 30, 2011 and 2010 were US$462,131 and US$235,828, respectively.

During the year ended September 30, 2011, L+L declared and received dividends of US$200,000 to the Company which was accounted for as a reduction in investment in equity investees.

10.	Intangible Assets
	September 30,
	2011	2010
	US$	US$

Patent, cost	58,110	54,241
Trademark, cost	190,105	157,688
Less: accumulated amortization	(121,297)	(86,850)
Net book value	126,918	125,079

Amortization of intangible assets was US$28,967 and US$26,098 during the years ended September 30, 2011 and 2010, respectively.

11.	Accrued and other Liabilities

Accrued and other liabilities consist of the following:

	September 30,
	2011	2010
	US$	US$

Other taxes payable	1,371,974	521,045
Payable to vendors	722,862	440,591
Advance from investors	472,077	0
Value added tax payable	415,116	180,342
Government subsidy receipt in advance	399,567	407,756
Commission expenses	282,365	299,723
Deposit received	182,135	363,641
Accrued expenses	170,670	143,184
Transportation costs	157,861	200,370
Advance from staff	30,533	76,409
Fair value of financial instruments	16,482	174,462
Payable to noncontrolling interests	0	208,921
Others	32,247	41,001
	4,253,889	3,057,445

F-12

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

12.	Income Taxes

United States

The Company is incorporated in the United States of America and is subject to U.S. of federal taxes. No provisions for income taxes have been made as the Company has no taxable income for the years. The applicable income tax rate for the Company for each of the years ended September 30, 2011 and 2010 was 34%.

Cayman Islands

Winner Group Limited, a wholly owned subsidiary of the Company, is incorporated in the Cayman Islands and, under the current laws of the Cayman Islands, is not subject to income taxes.

Hong Kong

Winner Medical (Hong Kong) Limited or “Winner HK”, a 60% owned subsidiary of the Company, is incorporated in Hong Kong. Winner HK is subject to Hong Kong taxation on its activities conducted in Hong Kong and income arising in or derived from Hong Kong. The applicable statutory tax rate for Winner HK for each of the years ended September 30, 2011 and 2010 was 16.5%.

On January 25, 2011, a wholly-owned subsidiary HK PurCotton Co., Ltd. or “HK PurCotton” was established.  The applicable statutory tax rate for HK PurCotton was 16.5% for the year ended September 30, 2011.

PRC

Effective on January 1, 2008, the PRC Enterprise Income Tax Law, EIT Law, and Implementing Rules impose an unified enterprise income tax rate of 25% on all domestic-invested enterprises and foreign investment enterprises in the PRC, unless they qualify under certain limited exceptions.

The EIT Law gives existing foreign investment enterprises a five-year grandfather period, during which they can continue to enjoy their existing preferential tax treatments. For foreign investment enterprises that currently enjoy full exemption from PRC enterprise income tax for two years starting from the first profit-making year, followed by a 50% tax exemption for the next three years, the tax holidays are still valid.

Winner Medical (Huanggang) Co., Ltd. enjoyed its full tax exemption from January 1, 2008 and its 50% tax exemption from January 1, 2010 to the calendar year ending of 2012. Winner Medical & Textile Ltd., Chongyang enjoyed its 50% tax exemption from January 1, 2008 and was subject to an enterprise income tax rate of 25% from January 1, 2011. Shanghai Winner Medical Apparatus Co., Ltd. enjoyed its 50% tax exemption from January 1, 2009 and will be subject to an enterprise income tax of 25% from January 1, 2012. Hubei Winner Textiles Co., Ltd. was subject to an enterprise income tax rate of 25% from January 1, 2010.

On September 11, 2009, Winner Industries (Shenzhen) Co., Ltd., or "Winner Shenzhen", obtained the High and New Technology Enterprise Certificate granted by the Ministry of Science and Technology of China, the Ministry of Finance and the State Administration of Taxation. Winner Shenzhen enjoyed an applicable preferential income tax rate of 15% from January 1, 2009 to the calendar year ending of 2011.

F-13

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

12.	Income Taxes- Continued

The Company classifies all interest and penalties related to unrecognized tax benefits, if any, as a component of income tax provisions. The Company performed self-assessment and the Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by taxing authorities. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the Company’s liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. At September 30, 2011, the management considered that the Company had no uncertain tax positions affecting its consolidated financial position and results of operations or cash flows, and will continue to evaluate for uncertain positions in the future. There are no estimated interest costs and penalties provided in the Company’s consolidated financial statements for the year ended September 30, 2011 and 2010, respectively. The Company’s uncertain tax positions related to open tax years are subject to examination by the relevant tax authorities, the major one being the China Tax Authority. The open tax years for examination in the PRC is 5 years.

The provision for income taxes consists of the following:

	Year ended September 30,
	2011	2010
	US$	US$
Current tax
- PRC	2,608,849	1,907,694
- Other jurisdictions	60,007	(104,510)
Deferred tax	(698,542)	(136,251)
	1,970,314	1,666,933

A reconciliation between the provision for income taxes computed by applying the statutory tax rate in the PRC to income before income taxes and the actual provision for income taxes is as follows:

	Year ended September 30,
	2011	2010
	US$	US$

Tax calculated at PRC statutory tax rate (2011: 25%; 2010: 25%)	3,386,494	3,666,074
Effect of different tax rates in various jurisdictions	89,806	100,360
Effect on opening deferred tax balances resulting from change in applicable tax rate	(43,762)	0
Tax effect of preferential tax treatment	(1,554,957)	(1,866,960)
Tax effect of expenses not deductible for tax purpose	35,797	69,307
Tax effect of government subsidies not subject to tax	(118,086)	(235,510)
Tax effect of withholding tax on distributed profits from an equity investee	20,000	0
Change in valuation allowance	179,146	50,196
Over provision in previous years	(42,276)	(124,399)
Others	18,152	7,865
	1,970,314	1,666,933

Had all the above tax holidays and concessions not been available, the tax charge would have been higher by US$1,554,957 and US$1,866,960 and the basic net income per share would have been lower by US$0.06 and US$0.08 for the years ended September 30, 2011 and 2010, respectively. The diluted net income per share would have been lower by US$0.06 and US$0.08 for the years ended September 30, 2011 and 2010, respectively.  No income tax arose in the United States  in any period covered herein.

F-14

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

12.	Income Taxes- Continued

The component of deferred tax assets recognized is as follows:

	September 30,
	2011	2010
Deferred tax assets	US$	US$

Current: -
Future benefit of tax losses	105,481	130,746
Temporary differences in accrued liabilities	70,666	28,127
Temporary differences in inventories	156,260	225,475
Temporary difference in bad debt	44,004	44,393
	376,411	428,741

Noncurrent: -
Future benefit of tax losses	1,229,123	298,869
Temporary differences in property, plant and equipment	184,496	127,470
Valuation allowance	(289,530)	(94,554)
	1,124,089	331,785

The component of deferred tax liabilities recognized is as follows:

	September 30,
	2011	2010
	US$	US$
Noncurrent: -
Temporary differences in property, plant and equipment	45,025	42,699

The net operating loss attributable to those PRC subsidiaries can only be carried forward for a maximum period of five years. The unused tax losses, amounted to US$59,244, US$865,461, US$164,951, US$1,837,468 and US$2,842,810, will be expired in calendar year ending 2012, 2013, 2014, 2015 and 2016, respectively. Tax losses of a Hong Kong subsidiary can be carried forward indefinitely and the unused tax losses amounted to US$289,633.

13.	Related Party Transactions

During the years ended September 30, 2011 and 2010, the Company sold goods to L+L Healthcare Hubei Co., Ltd. or “L+L”, for US$257,835 and US$676, respectively. During the years ended September 30, 2011 and 2010, the Company purchased goods from L+L for US$142,444 and US$76,675, respectively and received dividends from L+L for US$200,000 and US$Nil, respectively. As of September 30, 2011 and 2010, the amount due to L+L was US$Nil and US$20,363, respectively. As of September 30, 2011 and 2010, the amount due from L+L was US$119,368 and US$248, respectively.

During the years ended September 30, 2011 and 2010, the Company sold goods to Chengdu Winner Likang Medical Appliance Co., Ltd. or “Winner Chengdu”, for US$87,439 and US$28,848, respectively, and purchased goods from it for US$90,296 and US$94,271, respectively. As of September 30, 2011 and 2010, the amount due to Winner Chengdu were US$Nil and US$37,975, respectively, and the amount due from Winner Chengdu were US$38,411 and US$751, respectively.

The amounts due from/to the above affiliated companies are unsecured, interest free and payable according to the trading credit terms.

Mr. Jianquan Li, the Chief Executive Officer of the Company, entered into agreements with the Company in relation to commodity derivatives trading activities. Under these agreements, as of September 30, 2011, the shortfall between the restricted broker margin account balance maintained for the commodity derivatives trading activities and the balance in that account on January 1, 2011 was US$1,718,031. This shortfall had been fully compensated by way of cash payment from Mr. Jianquan Li to the Company as of September 30, 2011. The Company accounts for this transaction between the Company and Mr. Jianquan Li in accordance with the Staff Accounting Bulletin Topic 5.T “Miscellaneous Accounting- Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)” (ASC 225-10-S99-4), under which, the  payment from Mr. Jianquan Li for the shortfall had been  recognized to additional paid-in capital on September 30, 2011.

F-15

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

14.	Stock-Based Compensation

Stock-Based Compensation- The Company has adopted ASC 718 “Compensation—Stock Compensation”, which  requires that stock-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which we estimate based upon historical forfeitures.

In a contract signed on May 8, 2006, the Company agreed to grant to two of its independent directors each year non-qualified options for purchasing up to 10,000 shares of the common stock of the Company, which options shall be exercisable within three years from the grant date and have an exercise price equal to the fair market value on the grant date.  On May 8, 2006, a total of 4,167 non-qualified options was granted and expired on May 7, 2009. On February 6, 2007, a total of 10,000 non-qualified options was granted. On October 1, 2007, the Company and two of its independent directors agreed to increase the cash compensation to each of them by US$5,000 each in order to substitute the option compensation terms agreed in the previous contracts.  The options granted on February 6, 2007 according to the previous contracts were still valid until their expiry date on February 5, 2010.

The Company uses the Black-Scholes option-pricing model, which was developed for use in estimating the fair value of traded options that have no restrictions, are fully transferable and negotiable in a free trading market, to value its options under the independent director’s contract at the grant date.  Use of an option valuation model, as required by ASC 718, includes highly subjective assumptions based on long-term prediction, including the expected stock price volatility and average life of each option grant.

On February 5, 2010, 10,000 non-qualified options were expired. There was no stock-based compensation expense recorded for the year ended September 30, 2011 and 2010, respectively. Instead, the total cash compensation costs for independent directors for the years ended September 30, 2011 and 2010 were US$126,667 and US$105,000, respectively.

On October 7, 2007, the Board of Directors approved the 2008-09 Restricted Stock Unit Incentive Plan, the “2008-2009 Plan”, a stock incentive compensation program for fiscal years 2008 and 2009. The 2008-2009 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

               Under the 2008-2009 Plan, the Company granted 500,000 units out of the total 600,000 authorized restricted stock units on October 7, 2007. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc. and annual sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of the grant date is based on the market price of the common stock as quoted on the NASDAQ.com as of October 7, 2007, which was $3.60 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 15, 2008, the Board of Directors approved the granting of the remaining 100,000 units out of the total 600,000 authorized restricted stock units under the 2008-2009 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc. and annual sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ.com as of October 15, 2008, which was US$0.50 per share, and assumes that the individual achieves of the applicable corporate and individual objectives set forth in the award.

On September 8, 2009, the Board of Directors approved the 2010-11 Restricted Stock Unit Incentive Plan, the “2010-2011 Plan”, a stock incentive compensation program for fiscal years 2010 and 2011. The 2010-2011 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

F-16

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

14.  Stock-Based Compensation-Continued

Under the 2010-2011 Plan, the Company granted 250,000 units out of the total 300,000 authorized restricted stock units on September 8, 2009. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc. and annual sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ.com as of September 8, 2009, which was $4.40 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On September 28, 2010, the Board of Directors approved the granting of the remaining 50,000 units out of the total 300,000 authorized restricted stock units under the 2010-2011 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc. and annual sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ.com as of September 28, 2010, which was US$4.56 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On July 27, 2009, the Company’s subsidiary in Shenzhen entered into a 5-year consulting agreement with a consulting firm for receiving consulting services related to developing strategies for rolling out the Company’s own branded consumer products in China. Pursuant to the agreement, the Company granted 500,000 restricted stock units from the Company’s 2006 Equity Incentive Plan to the consulting firm as compensation for the services. As of September 18, 2010, both parties decided to terminate the co-operation relationship and mutually waived the share-based compensation terms agreed in previous agreement.

On October 6, 2010, the Board of Directors approved the 2011-2013 Restricted Stock Unit Incentive Plan, the "2011-2013 Plan", a stock incentive compensation program for fiscal years 2011 to 2013. The 2011-2013 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees of the Company’s wholly-owned subsidiary, Shenzhen PurCotton Technology Co., Ltd. The participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2011-2013 Plan, the Company granted 300,000 units out of the total 500,000 authorized restricted stock units on October 6, 2010. On each of October 6, 2012, October 6, 2013 and October 6, 2014, a participant will be eligible to vest up to 1/3 of the total number of restricted stock units underlying an award if the target of corporate net income attributable to Winner Medical Group Inc. and annual sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ.com as of October 6, 2010, which was $5.31 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 7, 2010, under the 2008-2009 Plan, the Company issued 179,507 shares of the Company’s common stock to those entitled employees, representing vesting of the first 50% of the total number of restricted stock awarded.

Pursuant to the one-year investor relations consulting agreement signed between the Company and an investor relations consultant firm, 10,000 restricted stock units were granted to the consultant firm on the agreement signature date, which was May 1, 2010. After evaluating and assessing the accomplishments were achieved by the consultant firm, 10,000 restricted stock units were vested on May 2, 2011. The estimated value of the restricted stock units is based on the market price of the common stock as quoted on the NASDAQ.com as of May 2, 2011, which was US$4.99.

The Company recorded stock-based compensation expense in operating expenses of US$618,129 and US$695,758 for the years ended September 30, 2011 and 2010, respectively.

                Management considered that the fair value of outstanding restricted stock unit is approximate to the market value of the Company’s common stock. As at September 30, 2011, the market value of the Company’s common stock was US$3.17.

As of September 30, 2011, a cumulative of 923,306 nonvested restricted stock units have been cancelled and 179,507 restricted stock units were vested. The total fair value of restricted stock units vested during the years ended September 30, 2011 and 2010 was US$536,726 and US$Nil, respectively.

F-17

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

14.  Stock-Based Compensation-Continued

A summary of the restricted stock units activity is as follows:

	Incentive plan on marketing service Number of units	2008-09 plan Number of units	2010-11 plan Number of units	2011-13 plan Number of units	Total Number of units	Weighted average grant date fair value
Nonvested units outstanding at September 30, 2009	0	524,500	250,000	0	774,500	3.46
Granted	500,000	0	50,000	0	550,000	2.87
Cancelled	(500,000)	(45,750)	(12,750)	0	(558,500)	2.78
Nonvested units outstanding at September 30, 2010	0	478,750	287,250	0	766,000	3.53
Granted	0	0	0	300,000	300,000	5.31
Cancelled	0	(67,618)	(49,688)	(172,000)	(289,306)	4.60
Vested	0	(179,507)	0	0	(179,507)	2.99
Nonvested units outstanding at September 30, 2011	0	231,625	237,562	128,000	597,187	4.07

As of September 30, 2011, the unrecognized stock-based compensation expense, net of expected forfeitures, for 2008-2009 Plan, 2010-2011 Plan and 2011-2013 Plan was US$Nil, US$411,305 and US$447,731, respectively (for a total of US$859,036), and are expected to be amortized over the weighted average period of 1.07 years.

15.	Commitments and Contingencies

Operating leases- The Company was obligated under operating leases requiring minimum rentals as follows:

Year ending September 30,	US$

2012	2,532,887
2013	1,315,451
2014	447,749
2015	98,349
On and after 2016	0
Total minimum lease payments	4,394,436

Rental expenses under operating leases included in the consolidated statements of income and comprehensive income were US$2,469,587 and US$811,673 for the years ended September 30, 2011 and 2010, respectively.

Purchase obligations- The Company has signed agreements with suppliers and other parties to purchase plant and machinery, and complete the construction in progress with estimated non-cancelable obligations of US$4,233,939 and US$2,610,641 as of September 30, 2011 and 2010, respectively.

F-18

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

16.	Financial Instruments and Derivatives

The Company uses financial instruments to manage its exposures to movements in foreign exchange rates and commodity prices. The use of these financial instruments modifies the Company’s exposure to these risks with the goal of reducing the risk of cost to the Company. The Company does not use derivative financial instruments for speculative or trading purposes, nor does it hold or issue leveraged derivative financial instruments.

The following table summarizes the Company’s fair value of derivatives:

	Consolidated	September 30,
	Balance Sheet Presentation	2011	2010
		US$	US$

Derivatives not designated as hedging instruments
Fair value of foreign exchange forward contracts	Other current assets	51,141	387,351

Fair value of foreign exchange forward contracts	Other liabilities	16,482	174,462

           Foreign exchange derivatives - The Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility on earnings and cash flows, the Company enters into several foreign exchange forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. The total outstanding foreign exchange forward contracts amounted to US$4,000,000 (representing US$2,000,000 selling of U.S. dollars and US$2,000,000 buying of U.S. dollars) as of September 30, 2011. The Company’s foreign exchange forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quoted prices of these foreign exchange forward contracts can be obtained directly from commercial bank.

           The impact on earnings from derivatives activity, including changes in the fair value of derivatives for the years ended September 30, 2011 and 2010 are as follows:

	Presentation of gain or loss	Year ended September 30,
	recognized on derivatives	2011	2010
		US$	US$
Derivatives not designated as hedging instruments
Foreign currency forward contracts	Unrealized exchange gain	49,854	387,351
	Unrealized exchange loss	(16,067)	(174,462)

	Other operating income, net	33,787	212,889

The realized gain on derivatives included in other operating income, net was US$180,349 and US$32,835 during the years ended September 30, 2011 and 2010, respectively.

Commodity derivatives - Cotton is the primary raw material used to manufacture many of the Company’s products and is purchased at market prices. Starting from October 2010, the Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, they are not designated or accounted for as hedging instruments. The commodity financial instruments are valued at fair value. The commodity derivatives require collateral, referred to as margin, in the form of cash. As of September 30, 2011, there was no outstanding commodity financial instruments and the Company’s restricted broker margin account was US$Nil. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

The realized loss from commodity financial instruments were US$1,859,945 and US$Nil during the years ended September 30, 2011 and 2010, respectively.

F-19

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

17.	Stockholders’ Equity

Common Stock

On April 27, 2010, the Company entered into a purchase agreement with Roth Capital Partners, LLC, relating to the public offering of 1,380,000 shares of the Company’s common stock, par value $0.001 per share at a price of $6.10 per share. The Company also granted the investors a 30-day option to purchase up to an additional 207,000 shares of the Company’s common stock for over-allotments, if any. Including the additional shares issued on May 19, 2010 due to over-allotments, the Company issued 1,587,000 shares of common stock in total and raised a total of US$9,680,700 in gross proceeds, which left the Company with US$8,793,463 in net proceeds after the deduction of offering expenses for US$887,237, including the placement agent fee for US$532,439.

On October 7, 2010, under the 2008-2009 Plan, the Company issued 179,507 shares of the Company’s common stock to those entitled employees, representing vesting of the first 50% of the total number of restricted stock awarded.

On July 14, 2011, the Company issued 10,000 shares of the Company’s common stock to an investor relations consultant firm under a one-year investor relations consulting agreement.

18.	Employee Retirement Benefits

The Company contributes to a state pension scheme organized by municipal and provincial governments with respect to its employees in the PRC.  The expenses related to this scheme are included in operating expenses, which are calculated at a range of 8%-29% of the average monthly salary, were US$1,461,170 and US$1,222,516 during the years ended September 30, 2011 and 2010, respectively.

According to the Mandatory Provident Fund ("MPF") legislation regulated by the Mandatory Provident Fund Schemes Authority in Hong Kong, the Company is required to participate in a MPF scheme operated by approved trustees in Hong Kong and to make contribution for its eligible employees.  The contributions borne by the Company are included in operating expenses, which are calculated at 5% of the salaries and wages (monthly contribution is limited to 5% of HK$20,000 for each eligible employee) as calculated under the MPF legislation.  The expenses related to the MPF were US$32,396 and US$19,905 during the years ended September 30, 2011 and 2010, respectively.

19.	Operating Risk

Concentrations of credit risk and major customers- A substantial percentage of the Company’s sales are made to two customers (Sakai Shoten Co., Ltd and Tyco Healthcare Co., Ltd.), and are typically sold on an open account basis.  The sales to Sakai Shoten Co., Ltd. accounted for both 12% of the total net sales for the years ended September 30, 2011 and 2010. The sales to Tyco Healthcare Co., Ltd accounted for both 10% of the total net sales for the years ended September 30, 2011 and 2010. Sales to the above customers are attributed to medical products segment.

A substantial percentage of the Company’s accounts receivable are made of four customers with balances that represented the following percentages of total accounts receivable at September 30, 2011 and 2010; Molnlycke Health Care AB, 15.14% and 14.11%; Tyco Healthcare Co., Ltd., 10.05% and 14.38%; Richardson Healthcare Ltd., 5.00% and 10.98%; and Sakai Shoten Co., Ltd., 7.47% and 10.34%; respectively. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers.  There was bad debt recovery of US$81,159 and US$17,948 during the years ended September 30, 2011 and 2010, respectively.

Interest rate risk-The interest rates of bank and other borrowings ranged from 6.36% to 7.87%.  Other financial assets and liabilities do not have material interest rate risk.

Credit risk- In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2011. This insurance policy will expire on December 31, 2011 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is US$2 million.

Foreign currency risk- The value of the Renminbi, the main currency used in the PRC, fluctuates and is affected by, among other things, changes in China's political and economic conditions. In addition, RMB is not readily convertible into US$ or other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People’s Bank of China. The conversion of RMB into foreign currencies such as the US$ has been generally based on rates set by the People's Bank of China, which are set daily based on the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. On September 30, 2011 and 2010, the exchange rates of RMB against US$ were 6.3549 and 6.7011, respectively; the appreciation of RMB against US$ was 5.17%. On September 30, 2011 and 2010, the exchange rates of RMB against Euro were 8.6328 and 9.1329, respectively. This floating exchange rate, and any appreciation of the RMB that may result from such rate, could have various adverse effects on the Company’s business.

             The Company’s currency exchange rate risks come primarily from the sales of products to international customers. If the RMB appreciates against foreign currencies, it will make the Company’s sale prices more expensive, thus its sales may decline.

F-20

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

20.	Statutory reserves

According to the laws and regulations in the PRC, the Company is required to provide for certain statutory funds, namely, a reserve fund, by an appropriation from net profit after taxation but before dividend distribution based on the local statutory financial statements of the PRC subsidiaries prepared in accordance with the accounting principles and relevant financial regulations.

The Company’s wholly owned subsidiaries in the PRC are required to allocate at least 10% of its net profit to the reserve fund until the balance of such fund has reached 50% of its registered capital.  Appropriations of enterprise expansion fund are determined at the discretion of its directors.

The reserve fund can only be used, upon approval by the relevant authority, to offset accumulated losses or increase capital.  The enterprise expansion fund can only be used to increase capital upon approval by the relevant authority.

21.	Geographical Information

The business of the Company is manufacturing and trading of medical dressings and medical disposables. All of the Company’s sales are from the Company’s operation within the PRC, and a majority of the Company’s long-lived assets are located in the PRC. The Company’s sales to customers by geographic destination are analyzed as follows:

	Year ended September 30,
	2011	2010
	US$	US$

Europe	52,099,557	42,277,885
PRC	35,555,145	22,307,819
America	33,643,498	24,480,386
Japan	21,402,023	18,225,952
Others	7,196,201	7,738,609
Total net sales	149,896,424	115,030,651

Sales to countries in excess of 10% of total net sales for the years ended September 30, 2011 and 2010 are as follows:

	Year ended September 30,
	2011	2010
	US$	US$

PRC	35,555,145	22,307,819
United States of America	23,963,784	20,083,799
Japan	21,402,023	18,225,952

F-21

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

22.	Segment information

The Company has two reportable segments: medical products (medical care, wound care) and PurCotton® products.  The Company’s reportable segments are strategic business units that offer different products and services.  They are managed separately because each business requires different technology and marketing strategies.

Contributions of the major activities, profitability information and asset information of the Company’s reportable segments for the years ended September 30, 2011 and 2010 are as follows:

	Year ended September 30,
	2011	2010
Net Sales:	US$	US$
Segment:
Medical products	130,798,078	104,902,922
PurCotton® products	19,098,346	10,127,729
Consolidated total	149,896,424	115,030,651

Gross Profits:
Segment:
Medical products	34,820,008	31,146,204
PurCotton® products	6,030,132	3,411,155
Consolidated total	40,850,140	34,557,359

Income from operations before taxes:
Segment:
Medical products	16,873,381	14,080,869
PurCotton® products	(3,327,404)	583,426
Consolidated total	13,545,977	14,664,295

Net Income attributable to Winner Medical Group Inc.:
Segment:
Medical products	14,024,765	12,291,568
PurCotton® products	(2,488,874)	798,930
Consolidated total	11,535,891	13,090,498

Depreciation and Amortization:
Segment:
Medical products	3,314,284	3,350,691
PurCotton® products	2,170,270	1,770,376
Consolidated total	5,484,554	5,121,067

	September 30,
	2011	2010
Total Assets:	US$	US$
Segment:
Medical products	109,317,729	80,906,150
PurCotton® products	45,578,410	38,069,845
Segment total	154,896,139	118,975,995
Reconciliation to consolidated totals:
Elimination of other receivable from inter-segments	(4,977,452)	0
Consolidated total	149,918,687	118,975,995

F-22

WINNER MEDICAL GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

23.	Subsequent events

On October 7, 2011, under the 2008−2009 Plan, the Company issued 231,625 shares of the Company’s common stock to those entitled employees, representing their eligibility to vest the second 50% of the total number of restricted stock units awarded.

On November 3, 2011, the Company’s Board of Directors approved the 2012−13 Restricted Stock Unit Incentive Plan, the "2012−2013 Plan", a stock incentive compensation program for fiscal years 2012 and 2013. This 2012−2013 Plan allows the Company to offer a variety of restricted stock unit awards and options to directors, senior management and key employees of the Company. The participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit and/or purchase one share of the Company’s common stock for each option that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

F-23

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Exchange Agreement, dated December 16, 2005, among the registrant, Winner Group Limited and its stockholders [incorporated by reference to Exhibit 2.1 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]
3.1	Articles of Incorporation of the registrant as filed with the Secretary of State of the State of Nevada on August 7, 1986, as amended to date. [incorporated by reference to Exhibit 3.1 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]
3.2	Amended and Restated Bylaws of the registrant adopted on December 16, 2005. [incorporated by reference to Exhibit 3.2 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]
10.1	English translation of Licensing Agreement between Winner Group Limited and Jianquan Li, dated December 1, 2005 [incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]
10.2	English translation of Licensing Agreement between Winner Medical & Textile Ltd. Zhuhai and Nianfu Huo, dated August 5, 2005 [incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]
10.3	English translation of Equipment Purchase Contract between Winner Medical (Huanggang) Co., Ltd. and Zhengzhou Textile Machinery Co., Ltd, dated July 12, 2005 [incorporated by reference to Exhibit 10.3 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]
10.4	English translation of Water Supply Agreement between Winner Medical & Textile Ltd. Tianmen and Hubei Winner Textiles Co., Ltd., dated August 2, 2004 [Incorporated by reference to Exhibit 10.4 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]
10.5	2006 Incentive Equity Plan [incorporated by reference to Exhibit 10 to the registrant’s registration statement on Form S-8 filed on April 19, 2006]
10.6	Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA [incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K filed on May 11, 2006]
10.7	Independent Director’s Contract, dated as of January 14, 2010, by and between Winner Medical Group Inc. and Lawrence Xiaoxia Pan. [incorporated by reference to Exhibit 10.5 to the registrant’s current report on Form 8-K filed on January 15, 2010]
10.8	Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. Dr. Horngjon Shieh [incorporated by reference to Exhibit 10.3 to the registrant’s current report on Form 8-K filed on May 11, 2006]
10.9	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA [Incorporated by reference to Exhibit 10.4 to the registrant’s current report on Form 8-K filed on May 11, 2006]
10.10	Indemnification Agreement, dated as of January 14, 2010, by and between Winner Medical Group Inc. and Lawrence Xiaoxia Pan, Esq. [incorporated by reference to Exhibit 10.5 to the registrant’s current report on Form 8-K filed on January 15, 2010]
10.11	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Dr. Horngjon Shieh [incorporated by reference to Exhibit 10.6 to the registrant’s current report on Form 8-K filed on May 11, 2006]
10.12	English translation of Employment Agreement, dated January 1, 2008, by and between Winner Industries (Shenzhen) Co., Ltd. and Jianquan Li. [incorporated by reference to Exhibit 10.12 to the registrant’s current report on Form 10-K filed on December 9, 2008]
10.13	English translation of Employment Agreement, dated January 1, 2008, by and between Winner Industries (Shenzhen) Co., Ltd. and Xiuyuan Fang. [incorporated by reference to Exhibit 10.13 to the registrant’s current report on Form 10-K filed on December 9, 2008]
10.15	English translation of Employment Agreement, dated January 1, 2008, by and between Winner Industries (Shenzhen) Co., Ltd. and Nianfu Huo. [incorporated by reference to Exhibit 10.15 to the registrant’s current report on Form 10-K filed on December 9, 2008]
10.16	Registrant’s 2006 Equity Incentive Plan (as amended October 7, 2007) [incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K filed on October 11, 2006]
10.17	Registrant’s 2008-2009 Restricted Stock Unit Incentive Plan (as adopted October 7, 2007) [incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K filed on October 11, 2006]
Registrant’s 2010-2011 Restricted Stock Unit Incentive Plan (as adopted October 7, 2010) [incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K filed on October 11, 2006]
10.18	Registrant’s 2011-2013 Restricted Stock Unit Incentive Plan (as adopted October 7, 2007) [incorporated by reference to Exhibit 10.18 to the registrant’s current report on Form 8-K filed on October 12, 2010]

54

14	Code of ethics, dated May 9, 2006. [incorporated by reference to Exhibit 14 to the registrant’s current report on Form 8-K filed on May 11, 2006]
21	List of subsidiaries of the registrant*
23.1	Consent of BDO Limited*
31.1	Certification of the Chief Executive Officer pursuant to Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002*
31.2	Certification of the Chief Financial Officer pursuant to Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
32.1	Certification of the Chief Executive Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*
32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

*	filed herewith

55

 ANNEX F

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K/A

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended September 30, 2011

Or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission file number: 001-34484

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	33-0215298
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 755-28138888

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, $.001 par value	Nasdaq Global Market

Securities registered pursuant to Section 12(g) of the Act:

None
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  ☐ Yes   ☒ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  ☐ Yes   ☒ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  ☒ Yes  ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).   ☒ Yes     ☐ No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).     Yes ☐ No ☒

At March 31, 2011, the aggregate market value of the registrant’s common stock held by non-affiliates of the registrant was approximately $28,371,201, based on the last sale price of the registrant’s common stock.

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price of $3.17 per share of common stock at which the common equity was last sold on September 30, 2011, the last day of our most recently completed fourth fiscal quarter was $19,408,271.

As of December 1, 2011, there were 24,371,872 shares of the registrant’s common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE.

None.

56

Explanatory Note

On November 30, 2011, Winner Medical Group Inc. (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “Initial Form 10-K”). This Annual Report on Form 10-K/A (the “Form 10-K/A”) amends Item 15, “Exhibits, Financial Statement Schedules,” specifically by including Exhibit 101 containing the Company’s Extensible Business Reporting Language (XBRL) materials for the fiscal year ended September 30, 2011. As such, no other changes have been made herein to the Initial Form 10-K.

The filing of this Form 10-K/A shall not be deemed as an admission that the original filing, when made, included any untrue statement of material fact or omitted to state a material fact necessary to make a statement not misleading. This Form 10−K/A does not reflect events occurring after the filing of the Initial Form 10-K on November 30, 2011, and no attempt has been made in this Form 10-K/A to modify or update other disclosures as presented in the Initial Form 10-K. Accordingly, this Form 10−K/A should be read in conjunction with the Company’s filings with the SEC subsequent to the filing of the Initial Form 10−K.

Table of Contents

Number		Page
PART IV

Item 15.	Exhibits, Financial Statement Schedules.	2

1

PART IV

ITEM 15.	EXHIBITS, FINANCIAL STATEMENTS SCHEDULES.

(a)	The following documents are filed as part of this report:

(1)	Financial Statements

The consolidated financial statements filed as part of the Initial Form 10-K are located as set forth in the index on page F-1 of that Report.

(2)	Financial Statement Schedules

Not applicable.

(3)	Exhibits

The list of exhibits included in the below Exhibit Index is hereby incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 1, 2011

WINNER MEDICAL GROUP INC.

By:	/s/ Jianquan Li
Jianquan Li
Chief Executive Officer

By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Exchange Agreement, dated December 16, 2005, among the registrant, Winner Group Limited and its stockholders [incorporated by reference to Exhibit 2.1 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]

3.1	Articles of Incorporation of the registrant as filed with the Secretary of State of the State of Nevada on August 7, 1986, as amended to date. [incorporated by reference to Exhibit 3.1 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]

3.2	Amended and Restated Bylaws of the registrant adopted on December 16, 2005. [incorporated by reference to Exhibit 3.2 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]

10.1	English translation of Licensing Agreement between Winner Group Limited and Jianquan Li, dated December 1, 2005 [incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]

10.2	English translation of Licensing Agreement between Winner Medical & Textile Ltd. Zhuhai and Nianfu Huo, dated August 5, 2005 [incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]

10.3	English translation of Equipment Purchase Contract between Winner Medical (Huanggang) Co., Ltd. and Zhengzhou Textile Machinery Co., Ltd, dated July 12, 2005 [incorporated by reference to Exhibit 10.3 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]

10.4	English translation of Water Supply Agreement between Winner Medical & Textile Ltd. Tianmen and Hubei Winner Textiles Co., Ltd., dated August 2, 2004 [Incorporated by reference to Exhibit 10.4 to the registrant’s current report on Form 8-K filed on December 16, 2005 in commission file number 33-10513-LA]

10.5	2006 Incentive Equity Plan [incorporated by reference to Exhibit 10 to the registrant’s registration statement on Form S-8 filed on April 19, 2006]

10.6	Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA [incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K filed on May 11, 2006]

10.7	Independent Director’s Contract, dated as of January 14, 2010, by and between Winner Medical Group Inc. and Lawrence Xiaoxia Pan. [incorporated by reference to Exhibit 10.5 to the registrant’s current report on Form 8-K filed on January 15, 2010]

10.8	Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. Dr. Horngjon Shieh [incorporated by reference to Exhibit 10.3 to the registrant’s current report on Form 8-K filed on May 11, 2006]

10.9	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA [Incorporated by reference to Exhibit 10.4 to the registrant’s current report on Form 8-K filed on May 11, 2006]

10.10	Indemnification Agreement, dated as of January 14, 2010, by and between Winner Medical Group Inc. and Lawrence Xiaoxia Pan, Esq. [incorporated by reference to Exhibit 10.5 to the registrant’s current report on Form 8-K filed on January 15, 2010]

10.11	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Dr. Horngjon Shieh [incorporated by reference to Exhibit 10.6 to the registrant’s current report on Form 8-K filed on May 11, 2006]

10.12	English translation of Employment Agreement, dated January 1, 2008, by and between Winner Industries (Shenzhen) Co., Ltd. and Jianquan Li. [incorporated by reference to Exhibit 10.12 to the registrant’s current report on Form 10-K filed on December 9, 2008]

10.13	English translation of Employment Agreement, dated January 1, 2008, by and between Winner Industries (Shenzhen) Co., Ltd. and Xiuyuan Fang. [incorporated by reference to Exhibit 10.13 to the registrant’s current report on Form 10-K filed on December 9, 2008]

10.15	English translation of Employment Agreement, dated January 1, 2008, by and between Winner Industries (Shenzhen) Co., Ltd. and Nianfu Huo. [incorporated by reference to Exhibit 10.15 to the registrant’s current report on Form 10-K filed on December 9, 2008]

10.16	Registrant’s 2006 Equity Incentive Plan (as amended October 7, 2007) [incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K filed on October 11, 2006]

10.17	Registrant’s 2008-2009 Restricted Stock Unit Incentive Plan (as adopted October 7, 2007) [incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K filed on October 11, 2006]

Registrant’s 2010-2011 Restricted Stock Unit Incentive Plan (as adopted October 7, 2010) [incorporated by reference to Exhibit 10.2 to the registrant’s current report on Form 8-K filed on October 11, 2006]

10.18	Registrant’s 2011-2013 Restricted Stock Unit Incentive Plan (as adopted October 7, 2007) [incorporated by reference to Exhibit 10.18 to the registrant’s current report on Form 8-K filed on October 12, 2010]

14	Code of ethics, dated May 9, 2006. [incorporated by reference to Exhibit 14 to the registrant’s current report on Form 8-K filed on May 11, 2006]

21	List of subsidiaries of the registrant*

4

23.1	Consent of BDO Limited*

31.1	Certification of the Chief Executive Officer pursuant to Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002*

31.2	Certification of the Chief Financial Officer pursuant to Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of the Chief Executive Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

101+	The following materials from the Winner Medical Group Inc. Annual Report on Form 10-K/A for the year ended September 30, 2011 filed on December 1, 2011, formatted in Extensible Business Reporting Language (XBRL):

(i) Consolidated Balance Sheets,

(ii) Consolidated Statements of Income and Comprehensive Income,

(iii) Consolidated Statements of Stockholders’ Equity,

(iv) Consolidated Statements of Cash Flows, and

(v) Notes to Consolidated Financial Statements

*	filed with Winner Medical Group Inc.’s Annual Report on Form 10-K, as filed with Securities and Exchange Commission on November 30, 2011.

+	XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

5

ANNEX G

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10−Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: December 31, 2011

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 001-34484

WINNER MEDICAL GROUP INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	33-0215298
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification. No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
(Address of principal executive offices) (Zip Code)

86-(755) 28138888
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months or for such shorter period that the registrant was required to file such reports, and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer☐	Accelerated filer☐
Non-accelerated filer☐ (Do not check if a smaller reporting company)	Smaller reporting company☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes ☐No ☒

The number of shares outstanding of each of the issuer’s classes of common equity as of February 9, 2012 is as follows:

Class of Securities	Shares Outstanding
Common Stock, US$0.001 par value	24,371,872

6

2

Cautionary Statement

This Quarterly Report on Form 10-Q, including the following “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contains forward-looking statements that are based on the beliefs of the Company’s management and involve risks and uncertainties, as well as assumptions that, if they ever materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. The words “believes,” “expects,” “anticipates,” “projects,” “targets,” “optimistic,” “intends,” “aims,” “will” or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; any of the factors mentioned in the “Risk Factors” section of the Company’s registration statement on Form S-3 and the Company’s annual report on Form 10-K; and any statements of assumptions underlying any of the foregoing.

Except as otherwise indicated by the context, references in this report to “the Company,” “Winner,” “Winner Medical,” “we,” “us” or “our” are references to the combined business of Winner Medical Group Inc. and its subsidiaries. The English translation of the names of the Company’s subsidiaries which were incorporated in the People’s Republic of China (the “PRC”) is for reference only. The official names of the PRC subsidiaries are in Chinese.

3

PART I

FINANCIAL INFORMATION

ITEM 1.	FINANCIAL STATEMENTS.

WINNER MEDICAL GROUP INC.

Condensed Consolidated Financial Statements (Unaudited)

For the three months ended December 31, 2011 and 2010

4

WINNER MEDICAL GROUP INC.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

5

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31,	September 30,
	2011	2011
	US$	US$

ASSETS
Current assets:
Cash and cash equivalents	19,547,517	21,945,105
Restricted bank deposits	264,543	1,836,491
Restricted broker margin account	786,345	0
Accounts and notes receivable, less allowances for doubtful accounts of US$43,386 and US$159,485 at December 31, 2011 and September 30, 2011, respectively	21,046,871	20,982,263
Amounts due from affiliated companies	3,129	157,779
Inventories	30,855,957	25,408,700
Prepaid expenses and other receivables	10,794,989	8,334,504
Income taxes recoverable	235,293	146,408
Deferred tax assets	357,091	376,411
Total current assets	83,891,735	79,187,661
Property, plant and equipment, net	69,515,587	65,461,750
Investment in equity investees	2,419,158	2,421,915
Intangible assets, net	121,140	126,918
Prepaid expenses and other receivables	1,662,460	1,596,354
Deferred tax assets	1,105,971	1,124,089
Total assets	158,716,051	149,918,687
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term bank loans	9,522,449	6,294,356
Accounts payable	8,660,691	7,420,580
Accrued payroll and employee benefits	3,644,762	3,141,756
Customer deposits	779,458	1,115,887
Accrued and other liabilities	3,906,053	4,253,889
Amounts due to affiliated companies	23,399	0
Income taxes payable	2,066,579	1,970,710
Total current liabilities	28,603,391	24,197,178

Deferred tax liabilities	45,411	45,025
Total liabilities	28,648,802	24,242,203

Commitments and contingencies	0	0

Stockholders’ equity:
Common stock, par value $0.001 per share; authorized 247,500,000, issued and outstanding December 31, 2011 –24,371,872 shares; September 30, 2011 –24,140,247 shares	24,373	24,141
Additional paid-in capital	42,805,820	42,490,464
Retained earnings	61,522,498	58,984,686
Statutory reserves	5,866,970	5,866,970
Accumulated other comprehensive income	19,246,488	18,169,505
Total Winner Medical Group Inc stockholders’ equity	129,466,149	125,535,766
Non-controlling interests	601,100	140,718
Total equity	130,067,249	125,676,484

Total liabilities and stockholders’ equity	158,716,051	149,918,687

See accompanying notes to condensed consolidated financial statements.

F-1

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(UNAUDITED)

	Three months ended December 31,
	2011	2010
	US$	US$

Net sales	41,320,473	33,706,318

Cost of sales	(31,023,377)	(24,225,307)
Gross profit	10,297,096	9,481,011

Other operating income/(loss), net	52,676	(58,735)
Government subsidies	133,748	576,953
Loss on commodity financial instruments, net	(6,054)	(181,434)
Foreign currency exchange losses, net	(269,656)	(117,785)
Selling, general and administrative expenses	(6,996,911)	(6,056,065)

Income from operations	3,210,899	3,643,945
Interest income	89,626	34,540
Interest expense	(137,291)	(45,287)
Equity in earnings of 50 percent or less owned persons	(2,757)	81,285
Income before income taxes	3,160,477	3,714,483

Income taxes	(638,193)	(373,686)
Net income	2,522,284	3,340,797

Net loss/(income) attributable to non-controlling interests	15,528	(12,553)
Net income attributable to Winner Medical Group Inc.	2,537,812	3,328,244

Comprehensive income:
Net income	2,522,284	3,340,797
Foreign currency translation adjustments	1,076,983	1,254,669
Comprehensive loss/(income) attributable to non-controlling interests	1,317	(12,988)

Comprehensive income attributable to Winner Medical Group Inc.	3,600,584	4,582,478

Net income attributable to Winner Medical Group Inc. per share
- basic	0.10	0.14
- diluted	0.10	0.14

Weighted average common stock outstanding
- basic	24,353,857	24,116,281
- diluted	24,488,597	24,498,551

See accompanying notes to condensed consolidated financial statements.

F-2

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

(UNAUDITED)

	Common stock		Additional			Accumulated other	Non-
	Stock		paid-in	Retained	Statutory	comprehensive	controlling	Total
	outstanding	Amount	capital	earnings	reserves	Income	interests	equity
		US$	US$	US$	US$	US$	US$	US$
Balance at September 30, 2010	23,950,740	23,951	40,154,494	48,730,034	4,585,731	12,302,762	100,199	105,897,171
Restricted stock units granted	0	0	618,129	0	0	0	0	618,129
Stockholder’s contribution	0	0	1,718,031	0	0	0	0	1,718,031
Issuance of restricted stock units	189,507	190	(190)	0	0	0	0	0
Net income	0	0	0	11,535,891	0	0	39,772	11,575,663
Foreign currency translation adjustments	0	0	0	0	0	5,866,743	747	5,867,490
Transfer to statutory reserves	0	0	0	(1,281,239)	1,281,239	0	0	0
Balance at September 30, 2011	24,140,247	24,141	42,490,464	58,984,686	5,866,970	18,169,505	140,718	125,676,484
Restricted stock units and stock options granted	0	0	315,588	0	0	0	0	315,588
Issuance of restricted stock units	231,625	232	(232)	0	0	0	0	0
Net income/(loss)	0	0	0	2,537,812	0	0	(15,528)	2,522,284
Foreign currency translation adjustments	0	0	0	0	0	1,076,983	1,317	1,078,300
Contribution from noncontrolling interest	0	0	0	0	0	0	474,593	474,593
Balance at December 31, 2011	24,371,872	24,373	42,805,820	61,522,498	5,866,970	19,246,488	601,100	130,067,249

See accompanying notes to condensed consolidated financial statements.

F-3

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three months ended December 31,
	2011	2010
	US$	US$

Cash flows from operating activities
Net income	2,522,284	3,340,797
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization of property, plant and equipment	1,527,033	1,308,006
Amortization of intangible assets	8,243	6,672
Loss on disposal of property, plant and equipment	58,086	112,045
Change in fair value of financial instruments, net	1,106	130,802
Equity in earnings of 50 percent or less owned persons	2,757	(81,285)
Investment income from held-to-maturity investments	(61,570)	(17,780)
Stock-based compensation expenses	315,588	281,306
Realized gain on financial instruments	6,054	(52,719)
Deferred tax	50,298	(147,628)
Changes in operating assets and liabilities:
Restricted bank deposits	1,737,812	183,403
Restricted broker margin account	(792,399)	(3,006,208)
Accounts and notes receivable	115,214	(3,313,866)
Amounts due from affiliated companies	156,001	(1,518)
Inventories	(5,229,500)	(5,750,206)
Prepaid expenses and other receivables	(2,392,382)	(3,416,788)
Income taxes recoverable	(87,630)	34,376
Accounts payable	1,176,515	1,794,194
Accrued payroll and employee benefits	476,080	385,142
Customer deposits	(345,994)	186,246
Accrued and other liabilities	90,298	46,384
Amounts due to affiliated companies	23,399	(8,875)
Income taxes payable	101,037	229,819
Net cash used in operating activities	(541,670)	(7,757,681)

Cash flows from investing activities
Purchase of property, plant and equipment	(4,069,018)	(1,341,451)
Purchase of intangible assets	(1,409)	(1,894)
Deposits paid for property, plant and equipment	(1,046,124)	(919,485)
Proceeds from disposal of property, plant and equipment	0	2,270
Proceeds from disposal of held-to-maturity investments	14,280,029	4,532,445
Purchase of held-to-maturity investments	(14,218,459)	(4,509,312)
Net cash used in investing activities	(5,054,981)	(2,237,427)

Cash flows from financing activities
Proceeds from bank borrowings	9,478,972	6,594,987
Repayment of bank borrowings	(6,319,315)	(612,356)
Purchase of noncontrolling interests	0	(105,218)
Restricted bank deposits	(157,983)	0
Net cash provided by financing activities	3,001,674	5,877,413

Effect of exchange rate changes on cash balance	197,389	196,257

Net decrease in cash and cash equivalents	(2,397,588)	(3,921,438)
Cash and cash equivalents, beginning of period	21,945,105	14,818,179
Cash and cash equivalents, end of period	19,547,517	10,896,741

Supplemental disclosures of cash flow information:

Cash paid during the period for interest	137,291	45,287
Cash paid for income taxes	576,728	286,111

See accompanying notes to condensed consolidated financial statements.

F-4

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.           Basis of Preparation of Financial Statements

The accompanying condensed consolidated financial statements of Winner Medical Group Inc (“Winner Medical” or “the Company”) have been prepared in accordance with generally accepted accounting principles in the United States of America for interim consolidated financial information. Accordingly, they do not include all the information and notes necessary for comprehensive consolidated financial statements.

In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the operating results for the three months ended December 31, 2011 have been made. It is suggested that these condensed consolidated financial statements be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual report on Form 10-K for the year ended September 30, 2011. The Company follows the same accounting policies in preparation of interim reports.

Results for the interim periods presented are not necessarily indicative of the results that might be expected for the entire fiscal year.

2.           Description of Business

The principal activities of the Company and its subsidiaries consist of research and development, manufacturing and trading of medical dressings, medical disposables and PurCotton® products. Activities of the Company are principally conducted by subsidiaries operating in the People’s Republic of China (“PRC”).

3.           Recently Issued Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted ASU No. 2011-05 for its 2012 fiscal year.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to ASC 210, Balance Sheet. The update requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the amendments require disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The guidance is effective December 1, 2013 and is to be applied retrospectively. This guidance does not amend the existing guidance on when it is appropriate to offset. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

F-5

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

4.            Net income attributable to Winner Medical Group Inc. Per Share

Net income attributable to Winner Medical Group Inc. per share- Basic net income attributable to Winner Medical Group Inc. per share is computed by dividing net income attributable to Winner Medical Group Inc. available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income attributable to Winner Medical Group Inc. per share gives effect to all dilutive potential ordinary shares outstanding during the period. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. For the three months ended December 31, 2011 and 2010, the basic and diluted net income attributable to Winner Medical Group Inc. per share calculated in accordance with ASC 260, "Earnings Per Share", are reconciled as follows:

	Three months ended December 31,
	2011	2010
	US$	US$

Basic income per share

Net income attributable to Winner Medical Group Inc. for the period	2,537,812	3,328,244

Weighted average common stock outstanding	24,353,857	24,116,281

Net income attributable to Winner Medical Group Inc. per share	0.10	0.14

Diluted income per share

Net income attributable to Winner Medical Group Inc. for the period	2,537,812	3,328,244

Weighted average common stock outstanding	24,353,857	24,116,281

Effect of dilution

Restricted stock	134,740	382,270
Options	0	0

Weighted average common stock outstanding	24,488,597	24,498,551

Net income attributable to Winner Medical Group Inc. per share	0.10	0.14

The number of shares of restricted stock excluded from the calculation of diluted earnings per share for the three months ended December 31, 2011 and 2010, was 128,000 and nil, respectively, because their inclusion would have been anti-dilutive. The number of stock options excluded from the calculation of diluted earnings per share for the three months ended December 31, 2011 was 1,700,000 as the performance criteria have not yet been met. As of December 31, 2010, there were no potential dilutive common shares relating to stock options in the Company.

5.	Held-to-maturity investments

As of December 31, 2011 and September 30, 2011, there were no held-to-maturity investments. During the year, the Company invested in held-to-maturity investments that were money management products and all of them had matured by the three months ended December 31, 2011. Interest of US$61,570 and US$17,780 on these investments was included in interest income for the three months ended December 31, 2011 and 2010, respectively.

6.	Inventories

Inventories by major categories are summarized as follows:

	December 31	September 30
	2011	2011
	US$	US$

Raw materials	14,631,818	10,851,917
Work-in-progress	7,773,143	7,086,688
Finished goods	8,450,996	7,470,095
	30,855,957	25,408,700

F-6

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

7.	Credit Facilities and Pledged Assets

The subsidiaries in Shenzhen and Huanggang have credit lines with the China Merchants Bank, the Industrial and Commercial Bank of China and the Agricultural Bank of China, representing trade acceptances, loans and overdrafts.

As of December 31, 2011, the Company had approximately $28.57 million bank credit facilities from three commercial banks. After utilizing bank loans of $9.52 million as of December 31, 2011, there is $19.05 million available under bank credit facilities, consisting of approximately $6.35 million from the China Merchants Bank and approximately $12.08 million from the Industrial and Commercial Bank of China. The two facilities mature in August and September 2012. The weighted average interest rates on short-term borrowings for the three months ended December 31, 2011 and 2010, were 7.01% and 4.71% per annum, respectively. There are no significant covenants or other financial restrictions relating to the Company’s facilities except that, at December 31, 2011, buildings with net book values of US$3,849,063 and plant and machinery with net book values of US$12,385,892 and, at September 30, 2011, buildings with a net book value of US$3,857,373, have been pledged as collateral for the above mentioned facilities.

As of December 31, 2011 and September 30, 2011, the Company had the following short-term bank loans:

	December 31,	September 30,
	2011	2011
	US$	US$

Bank loans repayable within one year	9,522,449	6,294,356

Original currency in Chinese Renminbi	60,000,000	40,000,000

Bank loans as of December 31, 2011 are secured by buildings and plant and machinery consisting of the following:

		2011
Loan	Loan period	US$
A	November 28, 2011 to September 16, 2012	3,174,150
B	December 29, 2011 to September 16, 2012	3,174,150
C	October 12, 2011 to August 09, 2012	1,587,075
D	October 24, 2011 to August 09, 2012	1,587,074
		9,522,449

8.	Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

	December 31,	September 30,
	2011	2011
	US$	US$

Value added tax receivable	5,609,540	4,717,557
Advance to suppliers	3,191,173	1,626,030
Rental deposit	778,481	684,424
Other deposit	638,940	826,325
Deferred expenditure	178,835	130,666
Fair value of financial instruments	0	51,141
Others	398,020	298,361
	10,794,989	8,334,504

F-7

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

9.	Income Taxes

United States

The Company is incorporated in Nevada in the United States of America and is subject to U.S. federal taxation. No provisions for income taxes have been made as the Company has no taxable income for the first quarter. The applicable income tax rate for the Company for each of the three months ended December 31, 2011 and 2010, was 34%.

Cayman Islands

Winner Group Limited, a wholly owned subsidiary of the Company, is incorporated in the Cayman Islands and, under the current laws of the Cayman Islands, is not subject to income taxes.

Hong Kong

Winner Medical (Hong Kong) Limited (“Winner HK”), a 60% owned subsidiary of the Company, is incorporated in Hong Kong. Winner HK is subject to Hong Kong taxation on its activities conducted in Hong Kong and income arising in or derived from Hong Kong. The applicable statutory tax rate for Winner HK for each of the three months ended December 31, 2011 and 2010, was 16.5%.

On January 25, 2011, a wholly-owned subsidiary HK PurCotton Co., Ltd. or “HK PurCotton” was established. The applicable statutory tax rate for HK PurCotton was 16.5% for the three months ended December 31, 2011.

PRC

Effective on January 1, 2008, the PRC Enterprise Income Tax Law, EIT Law, and Implementing Rules impose an unified enterprise income tax rate of 25% on all domestic-invested enterprises and foreign investment enterprises in the PRC, unless they qualify under certain limited exceptions.

The EIT Law gives existing foreign investment enterprises a five-year grandfather period, during which they can continue to enjoy their existing preferential tax treatments. For foreign investment enterprises that currently enjoy full exemption from PRC enterprise income tax for two years starting from the first profit-making year, followed by a 50% tax exemption for the next three years, the tax holidays are still valid.

Winner Medical (Huanggang) Co., Ltd. enjoyed its full tax exemption from January 1, 2008 and its 50% tax exemption from January 1, 2010 to December 31, 2012. Winner Medical & Textile Ltd., Chongyang enjoyed its 50% tax exemption from January 1, 2008 and was subject to an enterprise income tax rate of 25% from January 1, 2011. Shanghai Winner Medical Apparatus Co., Ltd. enjoyed its 50% tax exemption from January 1, 2009 and will be subject to an enterprise income tax of 25% from January 1, 2012. Hubei Winner Textiles Co., Ltd. was subject to an enterprise income tax rate of 25% from January 1, 2010.

On September 11, 2009, Winner Industries (Shenzhen) Co., Ltd., or "Winner Shenzhen", obtained a High and New Technology Enterprise Certificate from the Ministry of Science and Technology of China, the Ministry of Finance and the State Administration of Taxation. Winner Shenzhen enjoyed an applicable preferential income tax rate of 15% from January 1, 2009 to December 31, 2011.

The Company classifies all interest and penalties related to unrecognized tax benefits, if any, as a component of income tax provisions. The Company performed a self-assessment and the Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by taxing authorities. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the Company’s liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. At December 31, 2011, the management considered that the Company had no uncertain tax positions affecting its consolidated financial position and results of operations or cash flows, and will continue to evaluate for uncertain positions in the future. There are no estimated interest costs and penalties provided in the Company’s consolidated financial statements for the three months ended December 31, 2011 and 2010, respectively. The Company’s uncertain tax positions related to open tax years are subject to examination by the relevant tax authorities, the major one being the China Tax Authority. The open period for examination in the PRC is 5 tax years.

F-8

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

9.	Income Taxes-Continued

A reconciliation between the provision for income taxes computed by applying the statutory tax rate in the PRC to income before income taxes and the actual provision for income taxes is as follows:

	Three months ended December 31,
	2011	2010
	US$	US$

Tax calculated at domestic statutory rate (2011: 25%; 2010: 25%)	790,119	928,621
Effect of different tax rates in various jurisdictions	94,740	50,714
Tax effect of preferential tax treatment	(428,591)	(486,220)
Tax effect of expenses not deductible for tax purpose	1,281	2,249
Tax effect of government subsidies not subject to tax	(757)	(81,440)

Change in valuation allowance	186,589	0
Over provision in previous years	(13,874)	(43,328)
Others	8,686	3,090
	638,193	373,686

10.	Related Party Transactions

During the three months ended December 31, 2011 and 2010, the Company sold goods to L+L Healthcare Hubei Co., Ltd. (“L+L” ), an equity investee, for US$200,585 and US$4,345, respectively; and purchased goods from L+L for US$21,632 and US$45,027, respectively. As of December 31, 2011 and September 30, 2011, amounts due from L+L were US$Nil and US$119,368, respectively.

During the three months ended December 31, 2011 and 2010, the Company sold goods to Chengdu Winner Likang Medical Appliance Co., Ltd. (“Winner Chengdu” ), an equity investee, for US$25,991 and US$3,155; and made purchases from Winner Chengdu of US$62,237 and US$17,406, respectively. As of December 31, 2011 and September 30, 2011, amounts due from Winner Chengdu were US$3,129 and US$38,411, respectively, and amounts due to Winner Chengdu were US$23,399 and US$Nil, respectively.

The amounts due from and due to the above affiliated companies are unsecured, interest free and payable according to customary trading credit terms.

11.	Stock-Based Compensation

Stock-Based Compensation - The Company has adopted ASC 718, ''Compensation-Stock Compensation'', which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which the Company’s estimates based upon historical forfeitures.

There was no stock-based compensation cost recorded for independent directors for the three months ended December 31, 2011 and 2010, respectively. The total cash compensation costs for independent directors for the three months ended December 31, 2011 and 2010, are US$42,500 and US$$28,750, respectively.

On October 7, 2007, the Board of Directors approved a 2008-09 Restricted Stock Unit Incentive Plan, the “2008-2009 Plan”, a stock incentive compensation program for fiscal years 2008 and 2009. This 2008-2009 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

F-9

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.         Stock-Based Compensation-Continued

Under the 2008-2009 Plan, the Company granted 500,000 units out of the total 600,000 authorized restricted stock units on October 7, 2007. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of the grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 7, 2007, which was US$3.60 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 15, 2008, the Board of Directors approved the granting of the remaining 100,000 units out of the total 600,000 authorized restricted stock units under the 2008-2009 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 15, 2008, which was US$0.50 per share, and assumes that the individual achieves of the applicable corporate and individual objectives set forth in the award.

On September 8, 2009, the Board of Directors approved the 2010-11 Restricted Stock Unit Incentive Plan, the “2010-2011 Plan”, a stock incentive compensation program for fiscal years 2010 and 2011. The 2010-2011 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2010-2011 Plan, the Company granted 250,000 units out of the total 300,000 authorized restricted stock units on September 8, 2009. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 8, 2009, which was US$4.40 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On September 28, 2010, the Board of Directors approved the granting of the remaining 50,000 units out of the total 300,000 authorized restricted stock units under the 2010-2011 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 28, 2010, which was US$4.56 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On July 27, 2009, the Company’s subsidiary in Shenzhen entered into a 5-year consulting agreement with a consulting firm for consulting services related to developing strategies for rolling out the Company’s own branded consumer products in China. Pursuant to the agreement, the Company granted 500,000 restricted stock units from the Company’s 2006 Equity Incentive Plan to the consulting firm as compensation for the services. As of September 18, 2010, both parties decided to terminate the consulting arrangement and mutually waived the share-based compensation terms of the agreement.

On October 6, 2010, the Board of Directors approved the 2011-2013 Restricted Stock Unit Incentive Plan, the "2011-2013 Plan", a stock incentive compensation program for fiscal years 2011 to 2013. The 2011-2013 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees of the Company’s wholly-owned subsidiary, Shenzhen PurCotton Technology Co., Ltd. The participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2011-2013 Plan, the Company granted 300,000 units out of the total 500,000 authorized restricted stock units on October 6, 2010. On each of October 6, 2012, October 6, 2013 and October 6, 2014, a participant will be eligible to vest up to 1/3 of the total number of restricted stock units underlying an award if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 6, 2010, which was US$5.31 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 7, 2010, under the 2008-2009 Plan, the Company issued 179,507 shares of the Company’s common stock to those entitled employees, representing vesting of the first 50% of the total number of shares of restricted stock awarded.

Pursuant to a one-year consulting agreement signed between the Company and an investor relations consultant firm, 10,000 restricted stock units were granted to the consultant firm on the agreement date, which was May 1, 2010. After evaluating and assessing the accomplishments were achieved by the consultant firm, 10,000 restricted stock units were vested on May 2, 2011. The estimated value of the restricted stock units is based on the market price of the common stock as quoted on the NASDAQ.com as of May 2, 2011, which was US$4.99.

F-10

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

On October 7, 2011, the Company issued 231,625 shares of the Company’s common stock to those entitled employees, representing vesting of the second 50% of the total number of restricted stock awarded.

On November 3, 2011, the Board of Directors approved the 2012-2013 Restricted Stock Unit and Options Incentive Plan, the "2012-2013 Plan", a stock incentive compensation program for fiscal years 2012 to 2013. This 2012-2013 Plan allows the Company to offer a variety of restricted stock units and/or options awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2012-2013 Plan, the Company granted 530,000 restricted stock units on November 3, 2011. Entitled employees are eligible to vest the first 50% of the total number of shares of restricted stock awarded on November 3, 2014 and the second 50% on November 3, 2015 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of November 3, 2011, which was US$3.03 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

Under the 2012-2013 Plan, the Company granted 1,350,000 and 350,000 options to purchase one share of the Company’s common stock at US$3.08 and US$3.38, respectively, on November 3, 2011. On each of November 3, 2012, November 3, 2013, November 3, 2014 and November 3, 2015, entitled employees are eligible to vest up to 1/4 of the total number of option awards. The percentage of such vesting is predetermined for each individual and tied to satisfaction of the target corporate net income and annual sales objectives, as well as attainment of each participant’s personal performance targets. Each option award that is vested will expire two years after its vesting date. The Company utilizes the lattice-binomial option-pricing model (“binomial model”) to estimate the fair value of new employee stock option grants. The Company’s determination of fair value of stock option awards on the date of grant using the binomial model is affected by the Company’s stock price as well as assumptions regarding a number of variables. These variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, interest rates, option forfeitures and employee stock option exercise behaviors. The estimated weighted average fair value of awards was US$1.09 per option.

A summary of stock option activity is as follows:

	Number of shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
		US$	Years
Balance at September 30, 2010 and 2011	0	0
Options granted	1,700,000	3.14
Outstanding at December 31, 2011	1,700,000	3.14	4.5
Exercisable at December 31, 2011	0	0

There was no option cancelled or exercised during the three months ended December 31, 2011. As at December 31, 2011, the aggregated intrinsic value of options outstanding was US$Nil.

The weighted average estimated fair value of stock options granted during the three months ended December 31, 2011 was determined using the binomial model with the following weighted average assumptions:

Term structure of risk-free interest rate	0.42%~1.25%
Expected life	4.5 years
Term structure of volatility	44.70%~46.7%
Dividend yield	0
Weighted average estimated fair value per option	US$1.09

The risk-free interest rate assumption for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Expected volatility is based on historical volatility and implied volatility of the Company’s stock. The Company uses historical data to estimate option exercises and employee termination within the valuation model. The dividend yield assumption is based on the Company’s history and expectation of dividend payouts. The expected life of employee stock options represents the weighted average period the stock options are expected to remain outstanding and is a derived output of the binomial model. The binomial model estimates employees’ exercise behavior based on the option’s remaining vested life and the extent to which the option is in-the-money. The binomial model estimates the probability of exercise as a function of these two variables based on the entire history of exercises and cancellations of all past option grants made by the Company.

The Company recorded stock-based compensation expense of US$315,588 and US$281,306 for the three months ended December 31, 2011 and 2010, respectively.

F-11

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

Management considered that the fair value of outstanding restricted stock unit approximates the market value of the Company’s common stock. As at December 31, 2011, the market value of the Company’s common stock was US$2.58 per share.

As of December 31, 2011, a cumulative total of 923,306 non-vested restricted stock units have been cancelled and a cumulative total of 411,132 restricted stock units were vested. The total fair value of restricted stock units vested during the three months ended December 31, 2011 and 2010, was US$697,191 and US$536,726, respectively.

A summary of the restricted stock units activity is as follows:

	2008-09 Plan	2010-11 Plan		2012-13 Plan		Weighted average grant date fair
	Number of units	Number of units	2011-13 Plan Number of units	Number of units	Total Number of units	value US$
Nonvested units outstanding at September 30, 2010	478,750	287,250	0	0	766,000	3.53
Granted	0	0	300,000	0	300,000	5.31
Cancelled	(67,618)	(49,688)	(172,000)	0	(289,306)	4.60
Vested	(179,507)	0	0	0	(179,507)	2.99
Nonvested units outstanding at September 30, 2011	231,625	237,562	128,000	0	597,187	4.07
Granted	0	0	0	530,000	530,000	3.03
Vested	(231,625)	0	0	0	(231,625)	3.01
Nonvested units outstanding at December 31, 2011	0	237,562	128,000	530,000	895,562	3.73

As of December 31, 2011, the unrecognized stock-based compensation expense for the 2010-2011 Plan, 2011-2013 Plan and 2012-2013 Plan was US$335,343, US$401,641 and US$1,531,739, respectively, which totals US$2,268,723 and is expected to be amortized over the weighted average period of 2.61 years.

F-12

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

12.	Commitments and Contingencies

Operating leases - The Company was obligated under operating leases requiring minimum rentals as follows:

US$
Nine months ending September 30, 2012 Year ending September 30,	2,029,467
2013	1,515,722
2014	485,375
2015	99,191
2016 and after	0
Total minimum lease payments	4,129,755

Rental expenses under operating leases included in the consolidated statements of income and comprehensive income were US$848,067 and US$439,430 for the three months ended December 31, 2011 and 2010, respectively.

Purchase obligations- The Company has signed agreements with suppliers and other parties to purchase plant and machinery, and computer equipment with estimated non-cancelable obligations of US$3,456,974 and US$4,233,939 as of December 31, 2011 and September 30, 2011, respectively.

13.	Fair Value Measurement

FASB ASC 820, “Fair Value Measurement”, defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and requires certain disclosures about fair value measurement. ASC 820 also establishes a fair value hierarchy that requires the use of observable market data, when available, and prioritizes the inputs to valuation techniques used to measure fair value in the following categories:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in market that are not active, and model-derived valuations in which all observable inputs and significant value drivers are observable in active markets.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable, including assumptions developed by the Company.

The financial instruments of the Company are cash and cash equivalents, restricted bank deposits, restricted broker margin account, accounts and notes receivable, deposits and other receivable, other current assets, bank loans, accounts payable, other current liabilities and other liabilities are valued at fair values due to their short-term nature. These financial assets and liabilities are classified as either Level 1 or Level 2 in the fair value hierarchy as of December 31, 2011 and September 30, 2011. Fair value of the amounts due to or from affiliates cannot be readily determined because of the nature of the related party transactions.

F-13

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

14.	Financial Instruments and Derivatives

The Company uses financial instruments to manage its exposures to movements in foreign exchange rates and commodity prices. The use of these financial instruments modifies the Company’s exposure to these risks with the goal of reducing the risk of cost to the Company. The Company does not use derivative financial instruments for speculative or trading purposes, nor does it hold or issue leveraged derivative financial instruments.

Foreign exchange derivatives-The Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility in earnings and cash flows, the Company enters into several foreign exchange forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. The total outstanding foreign exchange forward contracts amounted to US$Nil as of December 31, 2011. The Company’s foreign exchange forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quoted prices of these foreign currency forward contracts can be obtained directly from the commercial bank.

The following table summarizes the Company’s fair value of foreign exchange derivatives:

	Condensed Consolidated	December 31,	September 30,
	Balance Sheet Presentation	2011	2011
		US$	US$

Derivatives not designated as hedging instruments
Fair value of foreign exchange forward contracts	Other current assets	0	51,141

	Other liabilities	0	16,482

The impact on earnings from derivatives activity, including changes in the fair value of derivatives for the three months ended December 31, 2011 and 2010, are as follows:

	Presentation of gain or loss	Three months ended December 31,
	recognized on derivatives	2011	2010
		US$	US$

Derivatives not designated as hedging instruments
Foreign exchange forward contracts	Unrealized exchange gain	0	211,023
	Unrealized exchange loss	0	(107,672)

	Other operating income, net	0	103,351

The realized loss on foreign exchange forward contracts included in other operating income were US$20,484 and US$68,343 for the three months ended December 31, 2011 and 2010, respectively.

Commodity derivatives-Cotton is the primary raw material used to manufacture many of the Company’s products and is purchased at market prices. Starting from October 2010, the Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, they are not designated or accounted for as hedging instruments. The commodity financial instruments are valued at fair value. The commodity derivatives require collateral, referred to as margin, in the form of cash. As of December 31, 2011, the Company’s restricted broker margin account was US$786,345, net of unrealized loss of US$1,106. Decrease in fair value of commodity financial instruments recorded in other operating income was US$1,106 and US$234,154 for the three months ended December 31, 2011 and 2010, respectively. The total outstanding purchases of cotton futures contracts amounted to US$330,350 as of December 31, 2011, all of which will mature in less than one year. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

The realized loss on commodity financial instruments included in other operating income was US$6,054 for the three months ended December 31, 2011 and realized gain on commodity financial instruments was US$52,719 for the three months ended December 31, 2010.

F-14

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

15.       Operating Risk

Concentrations of credit risk, major customers and suppliers - A substantial percentage of the Company’s sales are made to three customers, Sakai Shoten Co., Ltd, Heng’an Group Ltd and Tyco Healthcare Co., Ltd and are typically sold on an open account basis. The sales to Sakai Shoten Co., Ltd accounted for 11% and 13% of the total net sales for the three months ended December 31, 2011 and 2010, respectively, the sales to Heng’an Group Ltd accounted for 10% and 7% of the total net sales for the three months ended December 31, 2011 and 2010, respectively, and the sales to Tyco Healthcare Co., Ltd accounted for 9% and 11% of the total net sales for the three months ended December 31, 2011 and 2010, respectively.

A substantial percentage of the Company’s accounts and notes receivable are from three customers with balances that represented the following percentages of total accounts receivable at December 31, 2011 and September 30, 2011: Heng’an Group Ltd, 13.85% and 8.40%; Tyco Healthcare Co., Ltd 12.85% and 10.05% and Molnlycke Health Care AB, 11.03% and 15.14%. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers. Recovery of bad debt was US$Nil and US$35,960 for the three months ended December 31, 2011 and 2010, respectively.

Interest rate risk - The interest rates and terms of repayment of bank and other borrowings ranged from 6.56% to 7.87% per annum. Other financial assets and liabilities do not have material interest rate risk.

Credit risk - In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2012. This insurance policy will expire on December 31, 2012 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is US$2.5 million.

Foreign currency risk- The value of the Renminbi (“RMB”), the main currency used in the PRC, fluctuates and is affected by, among other things, changes in China's political and economic conditions. In addition, RMB is not readily convertible into USD or other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People’s Bank of China. The conversion of RMB into foreign currencies such as the USD has been generally based on rates set by the People's Bank of China, which are set daily based on the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. On December 31, 2011 and September 30, 2011, the exchange rates of RMB against USD were 6.3009 and 6.3549, respectively; the appreciation of RMB against USD was 0.84%. On December 31, 2011 and September 30, 2011, the exchange rates of RMB against Euro were 8.1625 and 8.6328, respectively. The RMB exchange rate, and any appreciation of the RMB that may result from such rate, could have material adverse effects on the Company’s business and financial results.

F-15

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

16.	Geographical Information

The business of the Company is manufacturing and trading of medical products and PurCotton® products. All of the Company’s sales are from the Company’s operation within the PRC and Hong Kong, and a majority of the Company’s long-lived assets are located in the PRC. The Company’s sales to customers by geographic destination are analyzed as follows:

	Three months ended December 31,
	2011	2010
	US$	US$

Europe	13,126,548	9,004,908
PRC	12,133,026	8,220,858
North and South America	8,155,030	8,744,507
Japan	5,444,468	5,290,775
Others	2,461,401	2,445,270
Total net sales	41,320,473	33,706,318

Sales to countries in excess of 10% of total net sales for three months ended December 31, 2011 and 2010, are as follows:

	Three months ended December 31,
	2011	2010
	US$	US$

PRC	12,133,026	8,220,858
Japan	5,444,468	5,290,775
United States of America	5,074,559	7,299,847

F-16

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

17.	Segment Information

The Company has two reportable operating segments: medical products (Medical Care and Wound Care) and PurCotton® products. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different technology and marketing strategies.

Contributions of the major activities and profitability information of the Company’s reportable segments for the three months ended December 31, 2011 and 2010, are as follows:

	Three months ended December 31,
	2011	2010
	US$	US$
Net sales:
Segment:
Medical products	34,054,962	29,214,958
PurCotton® products	7,265,511	4,491,360
Consolidated total	41,320,473	33,706,318

Gross profits:
Segment:
Medical products	8,182,872	8,114,788
PurCotton® products	2,114,224	1,366,223
Consolidated total	10,297,096	9,481,011

Income from operations before taxes:
Segment:
Medical products	3,139,815	4,044,518
PurCotton® products	20,662	(330,035)
Consolidated total	3,160,477	3,714,483

Net income attributable to Winner Medical Group Inc.:
Segment:
Medical products	2,560,342	3,533,342
PurCotton® products	(22,530)	(205,098)
Consolidated total	2,537,812	3,328,244

Depreciation and amortization:
Segment:
Medical products	879,945	815,663
PurCotton® products	655,331	499,015
Consolidated total	1,535,276	1,314,678

	December 31,	September 30,
	2011	2011
	US$	US$
Total assets:
Segment:
Medical products	115,731,175	109,317,729
PurCotton® products	50,621,689	45,578,410
Segment total	166,352,864	154,896,139
Reconciliation to consolidated totals:
Elimination of other receivable from inter-segments	(7,636,813)	(4,977,452)
Consolidated total	158,716,051	149,918,687

F-17

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The following management’s discussion and analysis should be read in conjunction with the Company’s financial statements and the notes thereto and the other financial information appearing elsewhere in this Report. In addition to historical information, the following discussion contains certain forward-looking information. See “Cautionary Statement” above for certain information concerning those forward-looking statements. The Company’s financial statements are prepared in U.S. dollars and in accordance with U.S. GAAP.

OVERVIEW

Winner Medical’s business operations consist of the manufacturing, marketing, researching and development of cotton-based medical dressings and medical disposables, as well as consumer products. The Company has fourteen wholly-owned operating subsidiaries and four joint ventures, all located in the PRC and Hong Kong. The Company has established several integrated manufacturing and processing lines for its core products. The Company’s product offerings include cotton-based medical dressings and medical disposables, which consist of medical care and wound care, as well as PurCotton® products, which are produced from a spunlace, natural cotton nonwoven material. The Company manufactures its products in China and sells its medical dressings and medical disposables both in China and abroad, with Europe, the United States and Japan serving as the top four markets. The Company also sells its PurCotton® jumbo rolls in both China and abroad, and PurCotton® finished consumer products (the PurCotton retail business) mainly in China.

Winner Medical was originally incorporated in the State of Nevada in August 1986. The Company’s common stock is quoted under the symbol “WWIN” on Nasdaq Global Market. The CUSIP number is 97476P204.

BUSINESS OPERATIONS

Winner Medical’s present business operations commenced February 1991, and it conducts its manufacturing and marketing through its operating subsidiaries located in the PRC. The Company generates revenue through domestic (China) and international sales of a variety of medical dressings and medical disposables, which include medical care, wound care and home care products, such as gauze, wound dressings, disposable drapes, surgical gowns, face masks and cotton balls and PurCotton® jumbo rolls and finished consumer products, which are 100% natural cotton non-woven fabric made products, such as dry and wet tissues, facial puffs, baby wears and cleansing wipes.

The Company has integrated manufacturing lines that provide its clients with the ability to procure certain products from a single supplier. In the developed countries where it sells its products, the Company provides its customers with its specialized design, manufacturing and packaging services. When the Company works on this basis, its clients are able to select the design, size, type and scale of the products the Company manufactures for them. The Company sells its own “Winner” medical brand products in developing countries and regions including China, the Middle East, South America and Southeast Asia, with distribution channels consisting of local distributors, chain drugstores and direct sales to hospitals, particularly in the China market. During the three months ended December 31, 2011, the medical business was approximately 82.42% of total sales. The Company believes that the overseas medical business provides stable cash flow for the Company, but that its Chinese medical business will be a driving force in the growth of its business portfolio in the future.

In August 2009, the Company started selling PurCotton® jumbo rolls to large consumer-products manufacturers in the PRC and Japan, and launched the PurCotton retail business in China in December 2009. During the three months ended December 31, 2011, the overall PurCotton business accounted for approximately 17.58% of the Company’s sales revenue. Moreover, revenue from the PurCotton retail business reached approximately 5.18% of total sales in the three months ended December 31, 2011.

The Company believes that the PurCotton business, as a percentage of its total sales in China, will be a driver of future growth in its business portfolio. The Company believes that, as living standards improve and environmental protection awareness grows in the PRC and abroad, products that are healthy, trusted, soft, comfortable and have less carbon emission will be favored by consumers. The Company believes that its material and manufacturing processes have produced PurCotton® products that are healthy, soft, comfortable and environmentally friendly. The Company believes that PurCotton products, which are produced in a quality-controlled, medical manufacturing environment, are particularly geared to target preferred customers, such as younger women and new mothers.

In order to better promote the “PurCotton” brand, the Company established a wholly-owned subsidiary, Shenzhen PurCotton Technology Co., Ltd., “Shenzhen PurCotton,” to monitor and centralize brand building, marketing, product development and design, packaging and purchasing for the retail business in the PRC and Hong Kong. The Company’s PurCotton retail distribution channel now includes chain stores, online sales and distributors (such as hypermarkets, supermarkets, department stores, convenience stores). As of February 9, 2012, the Company has forty-three (43) chain stores in first and second-tier cities in the PRC, which are mainly located in shopping malls. In addition, the Company started using distributors as a channel for marketing its retail products in November 2011. The Company established Shenzhen PurCotton E-Commerce Co., Ltd. in November 2011 with two non-affiliated individuals who are experts in e-commerce in order to oversee the operation of its online sales. The Company owns 70% of the equity interests in this operating company, with the other 30% owned by the two individuals. This joint venture operates two online platforms (http://purcotton.mall.taobao.com/ and www.purcotton.com, its own B2C website). Going forward, the Company believes it can continue to nurture online sales and distributors in order to produce sales growth, while selectively selling in chain stores to build brand awareness and expose potential customers to the Company’s products.

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Industry Wide Trends that are Relevant to the Company’s Business

The cotton-based medical dressings and medical disposables manufacturing markets are continually evolving due to technological advances and new demands in the healthcare industry. The Company believes trends in the industry towards improving medical care and higher quality patient conditions, changes in patient treatment approaches and technological advances will impact favorably on the demand for its products. The Company anticipates that these factors will result in a growth in sales of medical dressings and medical disposables and increase revenue for the Company.

The cotton-based medical dressings and medical disposables market is subject to consumption patterns and trends. One such trend or consumption pattern relates to the age demographics of the end users of the Company’s products. On average, the worldwide population is aging and life spans are generally increasing. As the general population begins to include a larger percentage of older people, the Company anticipates that more medical care will be required, and that will result in increased sales of the Company’s products.

Another industry trend or consumption pattern in the Company’s industry is that hospitals are continuously looking to reduce costs. Hospitals reduce costs by seeking alternative products that increase efficiency or reduce labor costs. For example, disposable catheters reduce the need for frequent changes of diapers and bed sheets. Other popular disposables used by hospitals to reduce operating costs include Eustachian tubes and needles, disposable clothing and accessories. The Company believes the demand for cost-effective products and healthcare solutions and an increasing emphasis on health worldwide will bring an increase in the demand for medical instruments and medical dressings and medical disposables.

For global medical dressings and medical disposables, the Company believes that there is a geographical shift in product manufacturing from countries with high labor and manufacturing costs to countries where labor and manufacturing costs are generally lower. As a result of the relatively low cost structure and high level of infrastructure development in the PRC, some foreign multinational companies are entering the China market to seek suppliers to produce their goods. The Company believes that having more large multinational healthcare companies seeking suppliers to produce their products in China will benefit the Company. In addition, the Company is negotiating with several large healthcare companies in developed countries which intend to outsource some of their production lines.

The Company believes that China’s local market demand for medical dressings and medical disposables will continue to grow along with corresponding increases in per capita income as more affluent people demand higher-quality medical services and products. This presents a significant opportunity for the Company, since the Company believes that it provides relatively higher-quality products than its peers. However, the Company’s competitors compete with reduced prices and significant relationship with hospitals, as the Company’s entrance into the Chinese medical dressings market has been more recent than its competitors. In order to increase market share, the Company is developing a distribution network to capture opportunities in China, mainly through local distributors, over-the-counter drugstore chains and direct sales to hospitals in Hong Kong and hospitals in parts of Guangdong province. Specifically, certain employees have been placed in charge of communicating with local distributors in some major cities, such as Guangzhou, Fuzhou, Chengdu, Chongqing, Wuhan, Shanghai, Beijing and Shenyang.

Also affecting the Company’s industry is the growing sensitivity towards protecting the environment and increased health concerns, as consumers are becoming increasingly concerned about the environmental impact of the products they buy. Nonwoven medical dressings, medical instruments and medical disposables usually contain materials like rubber and polyester, which may result in restrictions on the purchase of these products under environmental protection regulations. At the same time, such materials are not biodegradable and are composed of petroleum, a non-renewable energy resource. In recent years, cases of melamine-tainted milk, recycled edible oil and contaminated vegetables have significantly raised consumers’ awareness about the environment they live in, the food they eat, and the products they use. The Company believes this trend will strengthen one of its competitive advantages because its new PurCotton® products are primarily made of natural cotton and manufactured in an environmentally-friendly fashion. The Company believes its PurCotton® products will be a medium to long-term growth contributor to its revenue, because they can be applied to consumer products as well as to the medical industry.

At the same time, competition among retail brands for women’s and baby care products is intense in China. Many larger foreign and domestic brands have increased their market shares by marketing their product portfolios through various channels. The Company may not attract a large amount of new customers from its competitors in the near term, while it has to expend start-up costs in building sales channels and raising brand awareness among consumers.

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RECENT DEVELOPMENTS

PurCotton Retail Business Updates

The Company’s main distribution channels for expanding PurCotton retail business include self-operated chain stores, online sales and distributors. As of February 9, 2012, the Company operates 43 retail chain stores, with 25 in the south of China, seven in Beijing, eight in Shanghai and three in Hong Kong, after having recently opened three new stores in Shenzhen and two in Shanghai. From December 1, 2011 to the date of the filing of this Quarterly Report, one store in Guangzhou and three in Beijing were closed due to low traffic or expiration of lease agreements, with all four stores having been opened in the initial stage of operating the retail business.

Since launching the customer loyalty membership program in the Company’s chain stores in November 2010, approximately 40,000 members have been recorded as of February 9, 2012, compared with approximately 27,000 members in November 2011. The repurchase rate for members is more than 60%. A customer loyalty program membership requires filling out an application form and paying a one-time membership fee of RMB30, which allows members to enjoy an 8% discount when purchasing PurCotton® products.

The Company is selling its PurCotton® products online via Taobao.com and its owned Business-to-Consumer (B2C) online store, under a 70% owned company, Shenzhen PurCotton E-Commerce Ltd. In addition, the Company recently signed contracts with distributors to launch its products in Carrefour, RT-MART and locally known supermarkets in Shenzhen, Guangzhou, Beijing, Ordos, and Qingdao (some of the cities with the highest per capita income in the PRC).

Management expects that the PurCotton retail business as a whole will not turn a profit in the short term. However, sales generated by the retail business have been rapidly increasing, and the majority of PurCotton chain stores in the south of China (which were opened more than one year ago) have gradually turned a profit. Stores in Beijing and Shanghai are changing locations to adjust the size of stores previously opened. These stores were opened in the initial stage of launching the retail brand and there was a lack of brand recognition in those cities at that time, and the Company is relocating and resizing these stores to better fit local demand. As the PurCotton brand gains market recognition, the Company expects that the stores in Beijing and Shanghai will turn a profit in the future. The three stores in Hong Kong are also experiencing a loss, and the Company does not expect these stores to produce a profit in the short run. However, the Company considers this loss to be part of its mid-term strategy in the Hong Kong market, as these Hong Kong stores help to promote PurCotton’s appeal as a high-quality and international brand. With continued implementation of its retail strategy, the Company expects that the PurCotton retail business will play a role in contributing net income to the Company in the mid to long-term range.

Manufacturing Lines

The four PurCotton jumbo roll manufacturing lines are operating at approximately 100% capacity due to high demand. Therefore, in December 2011, the Company ordered two new PurCotton jumbo roll manufacturing lines, which are expected to be installed in the middle of 2012. Meanwhile, the sanitary napkin manufacturing line started trial stage production at the end of October 2011, and is currently running at approximately 50% of expected capacity, which is in line with management’s expectation considering that this product is still in its initial phrase of establishing distributor channels. In addition, two PurCotton baby diaper manufacturing lines have been installed and are expected to start trial production in February 2012.

In January 2011, the Company established Winner (Huanggang) Cotton Processing, Co. Ltd. to process seed cotton. The Company expects that self-processing seed cotton will allow for more stringent quality control and reduce raw material production costs. This cotton processing line is currently meeting approximately 30% of the Company’s annual cotton production needs. Due to the seasonality of cotton plant and processing, seed cotton, generally, is reaped and purchased from farmers from September to December each year, and manufactured into processed cotton from January to March. Due to this seasonality, the Company started processing seed cotton for its own use during the three months ended December 31, 2011.

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RESULTS OF OPERATIONS

Comparison for the Three Months Ended December 31, 2011 and 2010

The following sets forth the Company’s income statement information for the three months ended December 31, 2011 and 2010.

Comparison of the Three Months Ended December 31, 2011 and 2010

(All amounts, other than percentages, in thousands of U.S. Dollars)

	THREE MONTHS		THREE MONTHS
	ENDED 12/31/11		ENDED 12/31/10
	In	As a	In	As a	Amount
Item	Thousands	Percentage	Thousands	Percentage	Change	% Change
Net sales	$41,320	100.00%	$33,706	100.00%	$7,614	22.59%
Cost of sales	$31,023	75.08%	$24,225	71.87%	$6,798	28.06%
Gross profit	$10,297	24.92%	$9,481	28.13%	$816	8.61%
Other operating income/(loss), net	$53	0.13%	$(59)	(0.18)%	$112	189.83%
Government subsidies	$134	0.32%	$577	1.71%	$(443)	(76.78)%
Loss on commodity financial instruments	$6	0.01%	$181	0.54%	$(175)	(96.69)%
Foreign currency exchange losses, net	$270	0.65%	$118	0.35%	$152	128.81%
Selling, general and administrative expenses	$6,997	16.93%	$6,056	17.97%	$941	15.54%
Income from operations	$3,211	7.77%	$3,644	10.81%	$(433)	(11.88)%
Interest income	$90	0.22%	$35	0.10%	$55	157.14%
Interest expense	$137	0.33%	$45	0.13%	$92	204.44%
Equity in earnings of 50 percent or less owned persons	$(3)	0.01%	$81	0.24%	$(84)	(103.70)%
Income taxes	$638	1.54%	$374	1.11%	$264	70.59%
Non-controlling interests	$16	0.04%	$(13)	(0.04)%	$29	223.08%
Net income attributable to Winner Medical Group Inc.	$2,538	6.14%	$3,328	9.87%	$(790)	(23.74)%

Sales by Product

Winner Medical is a diversified manufacturer and marketer of cotton-based medical dressings and medical disposables, as well as PurCotton® products. The Company’s operations are conducted in two operating segments by products. The Company’s operation, on-site management, internal reporting and performance assessments are conducted within each of the following two identified product segments:

•	Medical Products (Medical Care and Wound Care)

•	PurCotton® Products (Jumbo Roll Supplies and Personal Products)

The following table illustrates the operating results for each product type for the three months ended December 31, 2011 and 2010.

Comparison by Operating Results for Each Product Type for the Three Months Ended December 31, 2011 and 2010

(All amounts, other than percentages, in thousands of U.S. dollars)

	Medical Products		PurCotton® Products[1]		Consolidated
	Three	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended	Ended
Item	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
Net sales	$34,055	29,215	$7,265	4,491	$41,320	33,706
Gross profit	$8,183	8,115	$2,114	1,366	$10,297	9,481
Gross margin	24.03%	27.78%	29.09%	30.42%	24.92%	28.13%
Income/(loss) before income taxes	$3,140	4,044	$21	(330)	$3,161	3,714
Net income/(loss) attributable to Winner Medical Group Inc.	$2,561	3,533	$(23)	(205)	$2,538	3,328
Profit margin	7.52%	12.09%	(0.32)%	(4.56)%	6.14%	9.87%

1	PurCotton® products consist of sales from jumbo roll supplies and retail business.

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Sales by Region

The following table illustrates the sales revenues by regions from major geographic areas for the three months ended December 31, 2011 and 2010. The table also provides the percentage of total revenues represented by each listed region.

Comparison of Sales by Region for the Three Months Ended December 31, 2011 and 2010

(All amounts, other than percentages, in thousands of U.S. dollars)

	Three		Three
	Months	As a	Months	As a
	Ended	Percentage of	Ended	Percentage Of	Amount	As a
	12/31/11 in	Total	12/31/10 in	Total	Change in	Percentage
	Thousands	Revenues	Thousands	Revenues	Thousands	Change
Europe	13,127	31.77%	9,005	26.72%	4,122	45.77%
Britain	2,802	6.78%	1,816	5.39%	986	54.30%
Sweden	2,530	6.12%	1,676	4.97%	854	50.95%
Others	7,795	18.86%	5,513	16.36%	2,282	41.39%
North and South America	8,155	19.74%	8,745	25.94%	(590)	(6.75)%
U.S.A.	5,075	12.28%	7,300	21.66%	(2,225)	(30.48)%
Brazil	2,669	6.46%	1,000	2.97%	1,669	166.90%
Others	411	0.99%	445	1.32%	(34)	(7.64)%
China[1]	12,133	29.36%	8,221	24.39%	3,912	47.59%
Japan	5,444	13.18%	5,291	15.70%	153	2.89%
Others	2,461	5.96%	2,444	7.25%	17	0.70%
Total	41,320	100.00%	33,706	100.00%	7,614	22.59%

1	Sales to the China market include medical sales to hospitals, chain drug stores and local distributors, PurCotton® jumbo roll supplies and PurCotton® retail business.

Net Sales

Net sales increased by approximately $7,614,000, or 22.59%, to approximately $41,320,000 for the three months ended December 31, 2011 from approximately $33,706,000 for the three months ended December 31, 2010. The increase in net sales was mainly attributable to significant continuing demand from existing and new customers in Europe and the robust expansion of medical products and PurCotton® products in China.

Net sales generated from Europe increased 45.77% during the three months ended December 31, 2011 to $13,127,000 from $9,005,000 during the three months ended December 31, 2010. Sales generated from Britain and Sweden increased $986,000, or 54.30%, and $853,000, or 50.95%, respectively. Orders in Europe increased despite the European debt crisis. The Company believes that, due to the distressed economic conditions in Europe, customers in those countries are trying to lower production cost while maintain production quality. The Company seized this opportunity by adding new customers and following up with existing ones to further business opportunities in Europe. In addition, in order to maintain its long-term cooperation with customers in Europe, the Company lowered the selling price of certain products during the debt crisis, which resulted in more orders from these customers than has historically been the case.

Net sales from North and South America slightly decreased by 6.75% for the three months ended December 31, 2011, to $8,155,000 from $8,745,000 for the three months ended December 31, 2010. This decrease was mainly due to (1) decreased orders from customers in the U.S. who want to reduce their production costs in the economic recession and (2) major customers in the United States adjusting procurement plans for certain medical dressing products. Meanwhile, the sales increase in Japan appeared flat with an increase of 2.89% to $5,444,000 for the three months ended December 31, 2011 from $5,291,000 for the three months ended December 31, 2010 because customers in Japan tended to hold demand during the economic downturn.

Net sales from the domestic market in China for medical products and PurCotton® products increased by approximately $3,912,000, or 47.59%, to approximately $12,133,000 for the three months ended December 31, 2011 from approximately $8,221,000 for the three months ended December 31, 2010. This increase was primarily composed of:

(1)	net sales from medical products to the China market having reached $4,868,000, from $3,729,000 for the three months ended December 31, 2011, an increase of approximately $1,139,000, or 30.54%, due to the Company’s continuous efforts to expand its sales channels, including increasing the number of local distributors covering more hospitals and penetrating deeper into existing hospitals, chain drug stores and other channels;

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(2)	net sales attributable to the PurCotton® jumbo roll-supply business increasing to $5,125,000 for the three months ended December 31, 2011 from $3,553,000 in the same period last year, an increase of $1,572,000, or 44.24%. This significant increase was due to increased demand from China customers who used it as a material in hygiene products and the versatility of jumbo-rolls in areas such as home care and disposable products. With the increasing demand from these customers, PurCotton® jumbo roll sales have been steadily growing; and

(3)	net sales attributable to the PurCotton® retail business, which consists of online and offline businesses with 41 PurCotton retail stores as of December 31, 2011, two online sales platforms and distribution to supermarkets, increased approximately $1,201,000 to $2,140,000 for the three months ended December 31, 2011, as compared to $939,000 in the same period last year (when the Company had only 28 PurCotton® retail stores and its online business was in the initial stage of development). The PurCotton® consumer products have been receiving positive feedback and gaining brand recognition, as evidenced by increasing sales and membership in the Company’s customer loyalty program.

Cost of Sales

The Company’s cost of sales increased by approximately $6,798,000, to approximately $31,023,000, for the three months ended December 31, 2011, from approximately $24,225,000 for the three months ended December 31, 2010. The cost of sales as a percentage of net sales was 75.08% and 71.87% for the three months ended December 31, 2011 and 2010, respectively. The increase of cost of sales was mainly attributable to (1) the higher levels of cotton usage driven by enlarged net sales; and (2) the usage of cotton with higher average purchase prices as compared with the same period last year.

Gross Profit

The Company’s gross profit increased by approximately $816,000 to approximately $10,297,000 for the three months ended December 31, 2011, from approximately $9,481,000 for the three months ended December 31, 2010. Gross profit as a percentage of net revenues was 24.92% for the three months ended December 31, 2011, compared with 28.13% for the three months ended December 31, 2010. The decrease in gross margin was mainly due to:

(1)	challenging global economic conditions, especially in Europe and the U.S., forcing governments in these areas to tighten public expenditures, leading to a more stringent budget for medical products. As a result, the Company believes that customers in Europe and the United States prefer to purchase from quality manufacturers while managing the pressure of high production costs. In order to maintain long-term cooperation with these customers, the Company offered certain products with lower selling prices than before to maintain and attract orders during the current economic climate. The Company expects that its adjustment of selling prices will be subject to global economic conditions and customer demands; and

(2)	in order to secure a steady supply during fiscal year 2011, the Company purchasing cotton strategically for daily use and for stocks, even when the average purchasing price of cotton (the Company’s primary raw material) was higher as compared to fiscal year 2010. Therefore, during the three months ended December 31, 2011, the cotton placed into production still contained certain cotton inventory purchased when the average purchasing price was higher than in the three month period ended December 31, 2010, resulting in a lower gross margin. The cotton inventory purchased at higher prices has been depleted since the middle of December 2011, and has all been placed into production.

Other Operating Income/(Loss), Net

The Company’s other operating income, net, for the three months ended December 31, 2011, was $54,000, as compared with a loss of $59,000 for the three months ended December 31, 2010. Other operating income, net, mainly consists of disposals of leftover and obsolete materials and small amounts of processed cotton.

Government Subsidies

The Company’s government subsidies decreased $443,000 to $134,000 for the three months ended December 31, 2011, from $577,000 for the three months ended December 31, 2010. The decrease was mainly driven by the reduced receipt of financial incentives from PRC government authorities, especially from the Shenzhen government because public expenses for holding certain local events resulted in less money for financial incentives to local companies, as compared to the same period last year. However, the Company expects to receive higher levels of financial incentives in the future.

Loss on Commodity Financial Instruments

Loss on commodity financial instruments for the three months ended December 31, 2011 from transactions in cotton futures products was approximately $6,000, as compared with $181,000 for the same period last year. The decreased loss resulted from implementation of more stringent trading policies and process controls since the establishment of the Company’s Commodity Trading Center in July 2011.

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Cotton is the Company’s primary raw material used in its manufacturing process. In the past, cotton prices have experienced periods of rapid increases and fluctuations. In such a situation, the Company cannot secure stable price quotes from cotton suppliers, resulting in inconsistency in the prices quoted to its customers. Therefore, the Company, through its wholly-owned subsidiary Winner Industries (Shenzhen) Co., Ltd., “Winner Shenzhen,” engages in cotton futures transactions in order to manage the impact of volatility in cotton prices on production. As part of this operation, the Commodity Trading Center is responsible for managing risk from cotton futures trading and integrating cotton futures trading into the Company’s sales plan. Management continually assesses this department’s trading performance and has established stringent trading procedures and policies for entering into cotton futures transactions.

Foreign Currency Exchange Losses, Net

The Company’s exchange difference, net, for the three months ended December 31, 2011, increased $152,000 to a loss of $270,000, from a loss of $118,000 for the three months ended December 31, 2010. The increase in loss was mainly due to the Company’s involvement in foreign trades with international customers, the majority of which were settled in U.S. Dollars. The average exchange rates of RMB against U.S. Dollar were 6.3298 in this reporting quarter and 6.6529 in the same period last year, indicating a 4.85% appreciation of the RMB against the U.S. Dollar.

The Company expects that the exchange rate of RMB against the U.S. Dollar will continue to appreciate in the future. In order to minimize the currency exchange rate risk, the Company has been (1) reinforcing and expanding its businesses in the China market and (2) inserting clauses into contracts stipulating that the selling price is subject to the fluctuation of currency and the price of raw materials.

Selling, General and Administrative Expenses

The Company’s selling, general and administrative expenses increased $941,000 to approximately $6,997,000 for the three months ended December 31, 2011, from approximately $6,056,000 for the three months ended December 31, 2010. The selling, general and administrative expenses as a percentage of net sales was 16.93% and 17.97% for the three months ended December 31, 2011 and 2010, respectively. The increase of selling, general and administrative expenses resulted from increases in salary, leasing expenses, R&D expenses and domestic transportation expenses and reversed taxes for land utilization and property taxes. These changes are:

(1)	salary (including wages, welfare and stock incentives) increases of approximately $738,000, or 39.61%, during the three months ended December 31, 2011, as compared to the same period last year. The increase was primarily due to increases in salaries for existing staff and headcount increases for sales representatives in the newly opened PurCotton chain stores and operational and administrative staff responsible for PurCotton retail business. The total headcount in Shenzhen PurCotton and the joint-venture Shenzhen PurCotton E-Commerce increased to 362 as of December 31, 2011 from 213 as of December 31, 2010;

(2)	leasing expense increases of approximately $408,000 during the three months ended December 31, 2011, as compared with the same period last year. The increase was mainly attributable to the rent paid for existing and newly-established PurCotton self-operated chain stores. The number of PurCotton retail stores increased to 41 as of December 31, 2011 from 28 as of December 31, 2010;

(3)	R&D expense increases of approximately $205,000 during the three months ended December 31, 2011, as compared with the same period last year. This increase was the result of the Company’s investment in research and development for advanced medical products and PurCotton retail product lines, which represent the Company’s long-term strategy to capitalize on the increasing need for high-end medical dressings and PurCotton® consumer products;

(4)	increases for transportation expenses in China of approximately $247,000, as compared with the same period last year, due to an increase in sales and increases in the cost of logistics related to the PurCotton retail business and medical products as broader distribution channels were built; and

(5)	taxes for land utilization of $798,000 and property taxes of $263,000 of Winner Medical (Huanggang) Co., Ltd. from January 1, 2007 to December 31, 2011 were refunded and received from the local government during the three months period ended December 31, 2011. These government refunds were earmarked from taxes for land utilization and property taxes in order to offset related selling, general and administrative expenses during the three months period ended December 31, 2011.

Interest Expense

Interest expense increased to approximately $137,000, or 0.33% of net sales, for the three months ended December 31, 2011, as compared to approximately $45,000, or 0.13% of net sales, for the same period last year, an increase of approximately $92,000. The Company’s short-term bank loan, as of December 31, 2011, was approximately $9,522,000, and the weighted average interest rate on short-term borrowing in this reporting quarter was 7.01% per annum, compared to approximately 4.71% per annum for the three months ended December 31, 2010. The Company’s bank loans are primarily used as a supplement to working capital for daily operations.

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Income Taxes

The Company’s income tax provision for the three months ended December 31, 2011 was $638,000, as compared to $374,000 for the three months ended December 31, 2010, an increase of $264,000. Income tax as a percentage of income before income taxes was 20.19% for the three months ended December 31, 2011, as compared with 10.06% for the same period last year.

The comparatively higher effective tax rate for the three months ended December 31, 2011 was mainly due to an approximate $200,000 tax deduction accruing in the reporting quarter last year for 150% tax deductible preferential policy applicable to the Company’s research and development expense, while such an accrual was not made for the three-month period ended December 31, 2011 because the Company could not have reasonably estimated the timing and amounts of such expense approval by local authorities.

The tax rates applicable to the Company’s PRC wholly-owned subsidiaries are as follows:

	Calendar
	Year Ended
	December 31,	Calendar Year Ending December 31,
	2011	2012	2013	2014	2015
Winner Medical & Textile Ltd., Jingmen	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Jiayu	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Yichang	25%	25%	25%	25%	25%
Winner Medical (Huanggang) Co., Ltd.	12.5%	12.5%	25%	25%	25%
Winner Medical & Textile Ltd. Chongyang	25%	25%	25%	25%	25%
Hubei Winner Textile Co., Ltd.	25%	25%	25%	25%	25%
Shanghai Winner Medical Apparatus Co., Ltd.	12.5%	25%	25%	25%	25%
Winner Industries (Shenzhen) Co., Ltd.[1]	15%	25%	25%	25%	25%
Shenzhen PurCotton Technology Co., Ltd.	25%	25%	25%	25%	25%
Huanggang Winner Cotton Co., Ltd.	25%	25%	25%	25%	25%
Beijing PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Guangzhou PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Shanghai PurCotton Co., Ltd.	25%	25%	25%	25%	25%

1	For years 2012, 2013 and 2014, the preferential tax rate of 15% will be subject to whether Winner Shenzhen can successfully renew the High and New Technology Enterprise Certificate which was awarded in 2009.

Winner Medical (Hong Kong) Limited and HK PurCotton Co. Ltd were subject to Hong Kong taxation on their activities conducted in Hong Kong and income arising in or derived from Hong Kong. The applicable statutory tax rate for each of the three months ended December 31, 2011 and 2010, was 16.5%.

No provision for U.S. tax was made as the Company had no assessable income in the U.S. for the three months ended December 31, 2011 and 2010. The enterprise income tax rate in the U.S. was 34%.

Net Loss/(Income) Attributable to Non-controlling Interests

The Company’s financial statements reflect an adjustment to its consolidated group net income equal to income attributable to non-controlling interests of a loss of $16,000 and income of $13,000 for the three months ended December 31, 2011 and 2010, respectively. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited and a 30% interest in Shenzhen PurCotton E-commerce Co. Ltd. for the three months ended December 31, 2011. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited for the three months ended December 31, 2010.

Net Income Attributable to Winner Medical Group Inc.

The net income attributable to Winner Medical Group Inc. was approximately $2,538,000 for the three months ended December 31, 2011, as compared to approximately $3,328,000 for the three months ended December 31, 2010, a decrease of approximately $790,000, or 23.74%. Net income as a percentage of net sales was 6.14% for the three months ended December 31, 2011, as compared with 9.87% for the same period last year.

13

This decrease in net income and net profit margin was primarily due to (1) the decreased gross margin as a result of the higher price of cotton, which was purchased in previous quarters in fiscal year 2011, as compared to the same quarter of 2010, (2) the lower selling prices to customers in Europe and the U.S. due to the economic downturn, and (3) an increase in sales and net income from medical products offsetting the net loss from the PurCotton retail business, which is still in a growth stage and requires significant start-up costs before it can contribute profits to the Company. The Company’s PurCotton retail business experienced an after-tax loss of $1,087,000 and $539,000 for the three months ended December 31, 2011 and 2010, respectively. The Company regards this loss as a strategic loss which reflects initial expenses by the Company for brand-building and expansion of online and offline distribution channels.

Inventory turnover

The Company’s inventory increased to approximately $30,856,000 as of December 31, 2011, as compared with approximately $25,409,000 as of September 30, 2011, an increase of $5,447,000, or 21.44%. Particularly, raw materials increased approximately $3,780,000 when compared with that of September 30, 2011. The increase in inventory during the three months ended December 31, 2011 was driven by Winner (Huanggang) Cotton Processing Co., Ltd starting operations during the reporting quarter ended December 31, 2011 after obtaining permits from authorities and finishing trial production. Conventionally, the new harvest of raw cotton hits the market during the second half of September and the peak season of cotton procurement begins from October to December each year. Cotton processing facilities are inclined to purchase more seed cotton during the peak season, in order to begin processing in the subsequent three months. Therefore, Winner (Huanggang) is required to purchase seed cotton for its own operation, which it will eventually process into cotton bulks ready for further production, resulting in an approximate of $4,916,000 inventory of seed cotton as of December 31, 2011, compared to $286,000 as of September 30, 2011.

Accounts receivable collection period

Accounts and notes receivable increased to approximately $21,047,000 as of December 31, 2011, as compared to approximately $20,982,000 as of September 30, 2011, an increase of approximately $65,000 or 0.31%. The Company’s average accounts receivable collection period was 46 days and 44 days for the three months ended December 31, 2011 and the fiscal year ended September 30, 2011, respectively. This slight increase in the balance of accounts and notes receivable was due to the higher net sales during the reporting period than the prior year reporting period.

International sales have long been a major portion of the Company’s net sales and most of such international sales were settled with Letters of Credit (L/C) secured by intermediary banks. The collection age of approximately 99% of accounts receivable as of December 31, 2011 was less than or equal to three months.

In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2012. This insurance policy will expire on December 31, 2012 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is $2.5 million.

The accounts and notes receivable collection age as of December 31, 2011 is illustrated as follows:

(All amounts, other than percentages, in thousands of U.S. Dollars)

	Amount	As a
Periods	In Thousands	Percentage
Less than or equal to 3 months	$20,906	99.33%
3 to 6 months	$90	0.43%
6 to 12 months	$35	0.17%
More than 12 months	$16	0.07%
Total	$21,047	100.00%

Liquidity and Capital Resources

As of December 31, 2011, the Company had cash and cash equivalents of approximately $19,548,000.

Cash Flows for the Three Months Ended December 31, 2011 and 2010

(All amounts in thousands of U.S. dollars)

	Three Months Ended
	December 31,
	2011	2010
Net cash used in operating activities	542	7,758
Net cash used in investing activities	5,055	2,237
Net cash provided by financing activities	3,002	5,877
Effect of exchange rate changes	197	196
Net decrease in cash and cash equivalents	(2,398)	(3,921)
Cash and cash equivalents at the beginning of period	21,946	14,818
Cash and cash equivalents at the end of period	19,548	10,897

14

Operating Activities

Net cash used in operating activities was $542,000 for the three months ended December 31, 2011, a decrease of $7,216,000 from $7,758,000 of net cash used in operating activities for the same period last year. Overall, this decrease was mainly due to:

(1)	in order to hedge against cotton price volatility, the Company entered into several cotton futures transactions. Cotton futures trading requires the Company to make certain margin deposits as a guarantee to execute contracts. Cash flows used for restricted broker margin account were approximately $792,000 for the three months ended December 31, 2011, a decrease of $2,214,000 when compared with $3,006,000 in the same period of 2010. During the three months ended December 31, 2011, cotton prices followed a steady trend since a floor price of RMB19,800 per ton was set by the Chinese government. Therefore, the Company saw a smaller price volatility compared with the same period last fiscal year, resulting in a much smaller position of cotton futures with a lower restricted broker margin account;

(2)	cash flows provided by accounts and notes receivable of approximately $115,000 during the three months ended December 31, 2011, as compared with cash flows used by accounts receivable of approximately $3,314,000 for the three months ended December 31, 2010, a decrease of approximately $3,429,000. This decrease was mainly due to the Company’s efforts to strengthen accounts receivable management during this reporting period compared to the same period last year; and

(3)	cash flows used by prepaid expenses and other current assets of approximately $2,392,000 during the three months ended December 31, 2011, as compared with cash flows used by prepaid expenses and other current assets of approximately $3,417,000 for the three months ended December 31, 2010, a decrease of approximately $1,025,000. This decrease was mainly due to the decreased prepaid deposit for processed cotton procurement. The start of operations by Winner (Huanggang) Cotton Processing Co., Ltd, which provides the Company with more processed cotton, resulted in less need to purchase processed cotton from third parties compared with the same period last year, thereby decreasing the demand for prepaid deposits for processed cotton procurement.

Investing Activities

Net cash used in investing activities for the three months ended December 31, 2011 was $5,055,000, an increase of $2,818,000 from $2,237,000 for the three months ended December 31, 2010. During the three months ended December 31, 2011, the increased cash used in investing activities was primarily for the Company’s installation of a manufacturing line for PurCotton baby diapers, which was approximately $2,400,000.

Financing Activities

The Company’s primary net cash provided by financing activities was net proceeds from bank borrowings for the three months ended December 31, 2011. Net cash provided by financing activities for the three months ended December 31, 2011 totaled $3,002,000, which is mainly due to the difference of new short-term loans and repayment of previous loans due, compared with $5,877,000 from net cash provided by financing activities in the same period of last fiscal year.

The Company’s debt to asset ratio was approximately 18.05% as of December 31, 2011. The Company plans to maintain its debt to asset ratio below 40% in order to provide adequate space for new bank loans if needed. The Company believes that it currently maintains a good business relationship with each of the banks with which it has loans. As of December 31, 2011, the Company had approximately $6,348,000 and $3,174,000 of outstanding bank loans with China Merchants Bank and Agricultural Bank of China, respectively. The weighted average interest rate on short-term borrowings for the three months ended December 31, 2011 and 2010, was 7.01% and 4.71% per annum, respectively.

The Company’s subsidiaries in Shenzhen and Huanggang have credit lines with the Shenzhen Branch of China Merchants Bank, the Shenzhen Branch of the Industrial and Commercial Bank of China and Huanggang Branch of Agricultural Bank of China, representing trade acceptances, loans and overdrafts. As of December 31, 2011, the credit line in Huanggang Branch of Agricultural Bank of China was fully utilized by the Company.

15

Bank loans as of December 31, 2011

			Balance as of
			December 31, 2011
Item	Bank	Loan period	US$
A	Shenzhen Branch of China Merchants Bank	11-28-2011 to 09-16-2012	3,174,000
B	Shenzhen Branch of China Merchants Bank	12-29-2011 to 09-16-2012	3,174,000
C	Huanggang Branch of Agricultural Bank of China	10-12-2011 to 08-09-2012	1,587,000
D	Huanggang Branch of Agricultural Bank of China	10-24-2011 to 08-09-2012	1,587,000
		Total	9,522,000

As of December 31, 2011, the Company had approximately $29 million bank credit facilities from three commercial banks. After utilizing bank loans of approximately $10 million, there are $19 million unused bank credit facilities, consisting of approximately $6 million from Shenzhen Branch of China Merchants Bank and approximately $13 million from Shenzhen Branch of the Industrial and Commercial Bank of China. These loan facilities are all secured by the Company’s buildings, plant and machinery. These revolving lines of credit allow the Company to renew short-term loans when due, and the banks reevaluate the Company’s credit line annually. These bank facilities enable the Company to utilize the short-term loans and enjoy a lower interest expense compared with long-term loans.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Company’s management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. The Company considers its critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

•	Revenue Recognition –The Company derives its revenue primarily from the sales of medical dressings and medical disposables and PurCotton® products. Sales of goods are recognized when goods are shipped, title of goods sold has passed to the purchaser, the price is fixed or determinable as stated on the sales contract, and its collectability is reasonably assured. Customers do not have a general right of return on products shipped. Product returns to the Company were insignificant.

•	Inventory –Inventories are stated at the lower of cost or market, determined by the weighted average method. Work-in-progress and finished goods inventories consist of raw materials, direct labor and overhead associated with the manufacturing process.

•	Trade accounts receivable –Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at reporting period-end. Based on management's assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that realization losses on balances outstanding at reporting period-end will be immaterial.

•	Property, plant and equipment –Property, plant and equipment are stated at cost including the cost of improvements. Maintenance and repairs are charged to expenses as incurred. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. Depreciation and amortization are provided on the straight-line method based on the estimated useful lives of the assets as follows:

Leasehold land	Over the lease term

Buildings	10 - 30 years

Plant and machinery	10 - 12 years

Furniture, fixtures and equipment	5 - 8 years

Motor vehicles	5 - 8 years

Leasehold improvements	Over the lease term

16

•	Impairment of long-lived assets – The Company evaluates all of its long-lived assets for impairment in accordance with the provisions of ASC 360, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company assesses the impairment of fixed assets on an annual basis or whenever events or changes in circumstances indicate that the fair value or future discounted cash flows of these assets is less than the carrying value. Should events indicate that any of the Company’s long-lived assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value, or the difference between the carrying value and future discounted cash flows of the impaired assets, and recorded in earnings during the period of such impairment.

•	Financial Instruments and Derivatives – The Company does not use derivative financial instruments for speculative trading purpose, nor does it hold or issue leveraged derivative financial instruments. However, the Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility on earnings and cash flows, the Company enters into several foreign-currency forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. The Company’s foreign currency forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quote prices of these foreign currency forward contracts can be obtained directly from commercial banks. The Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, the Company has not designated or accounted for them as hedging instruments. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

•	Stock-Based Compensation – The Company has adopted ASC 718, ''Compensation-Stock Compensation,'' which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which the Company estimates based upon historical forfeitures.

•	Income taxes –Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Any tax paid by subsidiaries during the year is recorded. Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purpose and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred income tax liabilities or assets are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and the financial reporting amounts at each year end. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted ASU No. 2011-05 for its fiscal 2012 year.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to ASC 210, Balance Sheet. The update requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the amendments require disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The guidance is effective December 1, 2013 and is to be applied retrospectively. This guidance does not amend the existing guidance on when it is appropriate to offset. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

17

Seasonality

The Company’s operating results and operating cash flows historically have not been subject to seasonal variations. This pattern may change, however, as a result of new market opportunities or new product introductions.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable.

ITEM 4.	CONTROLS AND PROCEDURES.

A.	Disclosure controls and procedures

The Company’s management, under the supervision and with the participation of its chief executive officer and chief financial officer, Messrs. Jianquan Li and Xiuyaun Fang, respectively, evaluated the effectiveness of the Company’s disclosure controls and procedures as of December 31, 2011, the end of the period covered by this Report. The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, or the Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports, such as this Form 10-Q, that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Based on that evaluation, Messrs. Li and Fang concluded that the Company’s disclosure controls and procedures were effective as of December 31, 2011.

The Company’s disclosure controls and procedures are designed to provide reasonable, not absolute, assurance that the objectives of its disclosure control system are met. Because of inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues, if any, within a company have been detected.

B.	Changes in internal control over financial reporting

There were no changes in the Company’s internal control over financial reporting during the three months ended December 31, 2011 that materially affected or were reasonably likely to materially affect the Company’s internal control over financial reporting.

18

PART II

OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS.

From time to time, the Company may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm the Company’s business.

The Company is currently not aware of any such legal proceedings or claims that it believes it will have a material adverse affect on its business, financial condition or operating results.

To the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than 5%, of the Company’s securities, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

ITEM 1A.	RISK FACTORS.

Not applicable.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4.	(REMOVED AND RESERVED).

ITEM 5.	OTHER INFORMATION.

None.

ITEM 6.	EXHIBITS.

The list of exhibits required to be filed as exhibits to this Report is listed under the “Exhibit Index,” which is incorporated herein by reference.

19

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: February 9, 2012

WINNER MEDICAL GROUP INC.

By:	/s/ Jianquan Li
Jianquan Li
Chief Executive Officer and Chairman
(Principal Executive Officer)

By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer and Treasurer
(Principal Financial Officer)

20

EXHIBIT INDEX

31.1	Certification of Principal Executive Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

31.2	Certification of Principal Financial Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of Principal Executive Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

32.2	Certification of Principal Financial Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

The following materials from the Winner Medical Group Inc. Quarterly Report on Form 10-Q for the quarter ended December 31, 2011 filed on February 9, 2012 formatted in Extensible Business Reporting Language (XBRL):
(i)	Condensed Consolidated Balance Sheets (Unaudited),
(ii)	Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited),
(iii)	Condensed Consolidated Statements of Stockholders’ Equity (Unaudited),
(iv)	Condensed Consolidated Statements of Cash Flows (Unaudited), and
(v)	Notes to Condensed Consolidated Financial Statements (Unaudited)

*	filed herewith

+	XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

21

ANNEX H

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10−Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: March 31, 2012

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 001-34484

WINNER MEDICAL GROUP INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	33-0215298
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification. No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
(Address of principal executive offices) (Zip Code)

86-(755) 28138888
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months or for such shorter period that the registrant was required to file such reports, and (2) has been subject to such filing requirements for the past 90 days.      Yes ☒     No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).          Yes ☒    No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares outstanding of each of the issuer’s classes of common equity as of May 10, 2012 is as follows:

Class of Securities	Shares Outstanding
Common Stock, US$0.001 par value	24,371,872

22

2

Cautionary Statement

This Quarterly Report on Form 10-Q, including the following “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contains forward-looking statements that are based on the beliefs of the Company’s management and involve risks and uncertainties, as well as assumptions that, if they ever materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. The words “believes,” “expects,” “anticipates,” “projects,” “targets,” “optimistic,” “intends,” “aims,” “will” or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; any of the factors mentioned in the “Risk Factors” section of the Company’s registration statement on Form S-3 and the Company’s annual report on Form 10-K, and any statements of assumptions underlying any of the foregoing.

Except as otherwise indicated by the context, references in this report to “the Company,” “Winner,” “Winner Medical,” “we,” “us” or “our” are references to the combined business of Winner Medical Group Inc. and its subsidiaries. The English translation of the names of the Company’s subsidiaries which were incorporated in the People’s Republic of China (the “PRC”) is for reference only. The official names of the PRC subsidiaries are in Chinese.

3

PART I

FINANCIAL INFORMATION

ITEM 1.             FINANCIAL STATEMENTS.

WINNER MEDICAL GROUP INC.

Condensed Consolidated Financial Statements (Unaudited)
For the three and six months ended March 31, 2012 and 2011

4

WINNER MEDICAL GROUP INC.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Page
Condensed Consolidated Balance Sheets	F-1
Condensed Consolidated Statements of Income and Comprehensive Income	F-2
Condensed Consolidated Statements of Stockholders’ Equity	F-3
Condensed Consolidated Statements of Cash Flows	F-4
Notes to Condensed Consolidated Financial Statements	F-5 - F-19

5

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31,	September 30,
	2012	2011
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	18,581,427	21,945,105
Restricted bank deposits	107,594	1,836,491
Restricted broker margin account	797,232	0
Held-to-maturity investments	3,561,061	0
Accounts receivable, less allowances for doubtful accounts of US$76,427 and US$159,485 at March 31, 2012 and September 30, 2011, respectively	23,341,542	20,982,263
Amounts due from affiliated companies	152,434	157,779
Inventories	26,184,002	25,408,700
Prepaid expenses and other current assets	9,190,527	8,334,504
Income taxes recoverable	235,540	146,408
Deferred tax assets	321,886	376,411
Total current assets	82,473,245	79,187,661
Property, plant and equipment, net	70,492,833	65,461,750
Investment in equity investees	2,503,379	2,421,915
Intangible assets, net	158,462	126,918
Prepaid expenses and other receivables	2,436,993	1,596,354
Deferred tax assets	612,158	1,124,089
Total assets	158,677,070	149,918,687

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term bank loans	6,354,956	6,294,356
Accounts payable	8,298,083	7,420,580
Accrued payroll and employee benefits	3,082,971	3,141,756
Customer deposits	910,988	1,115,887
Accrued and other liabilities	5,363,436	4,253,889
Amounts due to an affiliated company	53,283	0
Income taxes payable	2,086,218	1,970,710
Total current liabilities	26,149,935	24,197,178

Deferred tax liabilities	674	45,025
Total liabilities	26,150,609	24,242,203

Commitments and contingencies

Stockholders’ equity:
Common stock, par value $0.001 per share;authorized 247,500,000, issued and outstanding March 31, 2012 –24,371,872 shares; September 30, 2011 –24,140,247 shares	24,373	24,141
Additional paid-in capital	43,235,055	42,490,464
Retained earnings	63,372,824	58,984,686
Statutory reserves	5,866,970	5,866,970
Accumulated other comprehensive income	19,389,789	18,169,505
Total Winner Medical Group Inc. stockholders’ equity	131,889,011	125,535,766

Non-controlling interests	637,450	140,718
Total stockholders’ equity	132,526,461	125,676,484

Total liabilities and stockholders’ equity	158,677,070	149,918,687

See accompanying notes to condensed consolidated financial statements.

F-1

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(UNAUDITED)

	Three months ended March 31,		Six months ended March 31,
	2012	2011	2012	2011
	US$	US$	US$	US$

Net sales	41,314,939	33,218,003	82,635,412	66,924,320

Cost of sales	(30,607,627)	(23,865,795)	(61,631,004)	(48,091,101)
Gross profit	10,707,312	9,352,208	21,004,408	18,833,219

Other operating income, net	21,955	(44,130)	74,632	(101,956)
Realized gain/(loss) on commodity financial instruments, net	80,730	(1,577,325)	74,676	(1,759,669)
Government subsidies	112,743	637,263	246,489	1,214,217
Foreign currency exchange losses, net	(13,226)	(26,346)	(282,882)	(144,131)
Selling, general and administrative expenses	(7,964,900)	(5,801,733)	(14,961,811)	(11,857,799)

Income from operations	2,944,614	2,539,937	6,155,512	6,183,881
Interest income	81,014	11,627	170,640	46,168
Interest expense	33,740	(47,899)	(103,551)	(93,185)
Equity in earnings of 50 percent or less owned persons	84,221	101,833	81,465	183,117
Income before income taxes	3,143,589	2,605,498	6,304,066	6,319,981

Income taxes	(1,257,562)	(348,710)	(1,895,755)	(722,396)
Net income	1,886,027	2,256,788	4,408,311	5,597,585

Net income attributable to non-controlling interests	(35,701)	(20,851)	(20,173)	(33,404)
Net income attributable to Winner Medical Group Inc.	1,850,326	2,235,937	4,388,138	5,564,181

Comprehensive income:
Net income	1,886,027	2,256,788	4,408,311	5,597,585
Foreign currency translation difference	143,949	1,116,731	1,222,250	2,371,400
Comprehensive income attributable to non-controlling interests	(36,350)	(20,791)	(22,139)	(33,780)

Comprehensive income attributable to Winner Medical Group Inc.	1,993,626	3,352,728	5,608,422	7,935,205

Net income attributable to Winner Medical Group Inc. per share
- basic	0.08	0.09	0.18	0.23
- diluted	0.08	0.09	0.18	0.23

Weighted average common stock outstanding
- basic	24,371,872	24,130,247	24,362,864	24,123,266
- diluted	24,640,140	24,533,132	24,581,953	24,534,405

See accompanying notes to condensed consolidated financial statements.

F-2

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

(UNAUDITED)

						Accumulated
	Common stock		Additional			other	Non-	Total
	Stock		paid-in	Retained	Statutory	comprehensive	controlling	Stockholders’
	outstanding	Amount	capital	earnings	reserves	Income	interests	equity
		US$	US$	US$	US$	US$	US$	US$
Balance at September 30, 2010	23,950,740	23,951	40,154,494	48,730,034	4,585,731	12,302,762	100,199	105,897,171
Restricted stock units granted	0	0	618,129	0	0	0	0	618,129
Stockholder’s contribution	0	0	1,718,031	0	0	0	0	1,718,031
Issuance of restricted stock units	189,507	190	(190)	0	0	0	0	0
Net income	0	0	0	11,535,891	0	0	39,772	11,575,663
Foreign currency translation adjustments	0	0	0	0	0	5,866,743	747	5,867,490
Transfer to statutory reserves	0	0	0	(1,281,239)	1,281,239	0	0	0
Balance at September 30, 2011	24,140,247	24,141	42,490,464	58,984,686	5,866,970	18,169,505	140,718	125,676,484
Restricted stock units and stock options granted	0	0	744,823	0	0	0	0	744,823
Issuance of restricted stock units	231,625	232	(232)	0	0	0	0	0
Net income	0	0	0	4,388,138	0	0	20,173	4,408,311
Foreign currency translation adjustments	0	0	0	0	0	1,220,284	1,966	1,222,250
Contribution from noncontrolling interest	0	0	0	0	0	0	474,593	474,593
Balance at March 31, 2012	24,371,872	24,373	43,235,055	63,372,824	5,866,970	19,389,789	637,450	132,526,461

See accompanying notes to condensed consolidated financial statements.

F-3

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six months ended March 31,
	2012	2011
	US$	US$
Cash flows from operating activities
Net income	4,408,311	5,597,585
Adjustment to reconcile net income to net cash from
operating activities:
Depreciation and amortization of property, plant and equipment	3,060,412	2,641,153
Amortization of intangible assets	16,519	13,506
Loss on disposal of property, plant and equipment	58,733	112,045
Impairment of property, plant and equipment	646,685	0
Change in fair value of financial instruments, net	(3,035)	(41,970)
Equity in earnings of 50 percent or less owned persons	(81,465)	(183,117)
Investment income from held-to-maturity investments	(97,906)	(18,614)
Stock-based compensation expenses	744,823	526,261
Gain on realized commodity financial instruments	(74,676)	0
Deferred tax	536,118	(393,896)
Changes in operating assets and liabilities:
Restricted bank deposits	1,579,309	184,323
Restricted broker margin account	(722,556)	(1,273,844)
Accounts receivable	(2,157,267)	350,777
Amounts due from affiliated companies	6,864	225
Inventories	(530,673)	(10,193,745)
Prepaid expenses and other current assets	(778,547)	(4,986,931)
Income taxes recoverable	(87,722)	34,724
Accounts payable	806,059	715,717
Accrued payroll and employee benefits	(89,033)	65,646
Customer deposits	(215,644)	792,669
Accrued and other liabilities	542,278	(167,903)
Amounts due to affiliated companies	53,283	65,401
Income taxes payable	102,529	397,544
Net cash provided by (used in) operating activities	7,723,399	(5,762,444)

Cash flows from investing activities
Purchase of property, plant and equipment	(5,826,635)	(2,953,754)
Purchase of intangible assets	(46,686)	(1,903)
Proceeds from disposal of property, plant and equipment	553	29,291
Deposits paid for property, plant and equipment	(2,136,901)	(1,164,225)
Redemption of held-to-maturity investments	19,350,257	6,066,564
Purchase of held-to-maturity investments	(22,777,207)	(4,531,927)
Net cash used in investing activities	(11,436,619)	(2,555,954)

Cash flows from financing activities
Proceeds from bank borrowings	9,483,917	9,649,349
Repayment of bank borrowings	(9,483,917)	(4,362,100)
Purchase of non-controlling interests	0	(211,490)
Restricted bank deposits	157,756	0
Net cash provided by financing activities	157,756	5,075,759

Effect of exchange rate changes on cash balance	191,786	418,575

Net decrease in cash and cash equivalents	(3,363,678)	(2,824,064)
Cash and cash equivalents, beginning of period	21,945,105	14,818,178
Cash and cash equivalents, end of period	18,581,427	11,994,114
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Cash paid for interest, net of capitalized interest of US$183,875 and US$Nil during the six months ended March 31, 2012 and 2011, respectively	103,551	93,185
Income taxes	1,317,878	710,082

See accompanying notes to condensed consolidated financial statements.

F-4

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.	Basis of Preparation of Financial Statements

The accompanying condensed consolidated financial statements of Winner Medical Group Inc (“Winner Medical” or “the Company”) have been prepared in accordance with generally accepted accounting principles in the United States of America for interim consolidated financial information. Accordingly, they do not include all the information and notes necessary for comprehensive consolidated financial statements.

In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the operating results for the six months ended March 31, 2012 have been made. It is suggested that these condensed consolidated financial statements be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual report on Form 10-K for the year ended September 30, 2011. The Company follows the same accounting policies in preparation of interim reports.

Results for the interim periods presented are not necessarily indicative of the results that might be expected for the entire fiscal year.

2.	Description of Business

The principal activities of the Company and its subsidiaries consist of research and development, manufacturing and trading of medical dressings, medical disposables and PurCotton® products. Activities of the Company are principally conducted by subsidiaries operating in the People’s Republic of China (“PRC”).

3.	Recently Issued Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted ASU No. 2011-05 for its 2012 fiscal year.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to ASC 210, Balance Sheet. The update requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the amendments require disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The guidance is effective December 1, 2013 and is to be applied retrospectively. This guidance does not amend the existing guidance on when it is appropriate to offset. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

F-5

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

4.	Net Income Attributable to Winner Medical Group Inc. Per Share

Net income attributable to Winner Medical Group Inc. per share- Basic net income attributable to Winner Medical Group Inc. per share is computed by dividing net income attributable to Winner Medical Group Inc. available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income attributable to Winner Medical Group Inc. per share gives effect to all dilutive potential ordinary shares outstanding during the period. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. For the three and six months ended March 31, 2012 and 2011, the basic and diluted net income attributable to Winner Medical Group Inc. per share calculated in accordance with ASC 260, "Earnings Per Share", are reconciled as follows:

	Three months ended March 31,
	2012	2011
	US$	US$
Basic income per share

Net income attributable to Winner Medical Group Inc. for the period	1,850,326	2,235,937

Weighted average common stock outstanding	24,371,872	24,130,247

Net income attributable to Winner Medical Group Inc. per share	0.08	0.09

Diluted income per share

Net income attributable to Winner Medical Group Inc. for the period	1,850,326	2,235,937

Weighted average common stock outstanding	24,371,872	24,130,247

Effect of dilution

Restricted stock	248,304	402,885
Options	19,964	0

Weighted average common stock outstanding	24,640,140	24,533,132

Net income attributable to Winner Medical Group Inc. per share	0.08	0.09

	Six months ended March 31,
	2012	2011
	US$	US$
Basic income per share

Net income attributable to Winner Medical Group Inc. for the period	4,388,138	5,564,181

Weighted average common stock outstanding	24,362,864	24,123,266

Net income attributable to Winner Medical Group Inc. per share	0.18	0.23

Diluted income per share

Net income attributable to Winner Medical Group Inc. for the period	4,388,138	5,564,181

Weighted average common stock outstanding	24,362,864	24,123,266

Effect of dilution

Restricted stock	219,089	411,139
Options	0	0

Weighted average common stock outstanding	24,581,953	24,534,405

Net income attributable to Winner Medical Group Inc. per share	0.18	0.23

The number of stock options excluded from the calculation of diluted earnings per share for the three months ended March 31, 2012 and 2011, was 350,000 and nil, respectively; the number of stock options excluded from the calculation of diluted earnings per share for the six months ended March 31, 2012 and 2011, was 1,700,000 and nil, respectively, because their inclusion would have been anti-dilutive. As of March 31, 2011, there were no potential dilutive common shares relating to stock options in the Company.

F-6

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

5.	Held-to-maturity investments

As of March 31, 2012, the Company’s held-to-maturity investment securities portfolio consisted of three products purchased from China Merchants Bank and China Construction Bank. The products were money management products and matured on April 5, 2012, April 18, 2012 and May 4, 2012, respectively. These investment securities are carried at amortized cost and their fair value approximate the carrying value, which was US$3,561,061 and US$Nil as of March 31, 2012 and September 30, 2011, respectively. Interest on these investments of US$54,416 and US$834 was included in interest income during the three months ended March 31, 2012 and 2011, respectively; US$115,986 and US$18,614 during the six months ended March 31, 2012 and 2011, respectively.

6.	Inventories

Inventories by major categories are summarized as follows:

	March 31,	September 30,
	2012	2011
	US$	US$
Raw materials	11,343,102	10,851,917
Work-in-progress	6,659,623	7,086,688
Finished goods	8,181,277	7,470,095
	26,184,002	25,408,700

7.	Credit Facilities and Pledged Assets

The Company’s subsidiaries in Shenzhen and Huanggang have credit lines with Shenzhen Commercial Bank, Shenzhen Branch of the Industrial and Commercial Bank of China and Huanggang Branch of the Agricultural Development Bank of China, representing trade acceptances, loans and overdrafts.

As of March 31, 2012, the Company had approximately $30.19 million bank credit facilities from three commercial banks and, after utilizing bank loans of $6.35 million, there are $23.84 million available under bank credit facilities, consisting of approximately $6.35 million from Shenzhen Branch of China Merchants Bank, approximately $12.71 million from Shenzhen Branch of the Industrial and Commercial Bank of China and approximately $4.78 million from Huanggang Branch of Agricultural Development Bank of China. These facilities mature in August 2012. The weighted average interest rates on short-term borrowings as of March 31, 2012 and September 30, 2011, were 7.71% and 6.98% per annum, respectively. There are no significant covenants or other financial restrictions relating to the Company’s facilities except that, at March 31, 2012, buildings with net book values of US$3,811,687, plant and machinery with net book values of US$12,234,249 and, at September 30, 2011, buildings with a net book value of US$3,857,373 have been pledged as collateral for the above-mentioned facilities.

As of March 31, 2012 and September 30, 2011, the Company had the following short-term bank loans:

	March 31,	September 30,
	2012	2011
	US$	US$

Bank loans repayable within one year	6,354,956	6,294,356

Original currency in Chinese Renminbi	40,000,000	40,000,000

Bank loans as of March 31, 2012 are secured by buildings consisting of the following:

		March 31,
		2012
Loan	Loan period	US$
A	November 28, 2011 to September 16, 2012	3,177,478
B	December 29, 2011 to September 16, 2012	3,177,478
		6,354,956

F-7

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

8.	Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

	March 31,	September 30,
	2012	2011
	US$	US$

Value added tax receivable	4,519,174	4,717,557
Advance to suppliers	2,719,137	1,626,030
Rental deposit	817,594	684,424
Other deposit	300,019	826,325
Deferred expenditure	378,357	130,666
Fair value of financial instruments	0	51,141
Others	456,246	298,361
	9,190,527	8,334,504

9.	Income Taxes

United States

The Company is incorporated in Nevada in the United States of America and is subject to U.S. federal taxation. No provisions for income taxes have been made as the Company has no taxable income for the first quarter. The applicable income tax rate for the Company for each of the three and six months ended March 31, 2012 and 2011, was 34%.

Cayman Islands

Winner Group Limited, a wholly owned subsidiary of the Company, is incorporated in the Cayman Islands and, under the current laws of the Cayman Islands, is not subject to income taxes.

Hong Kong

Winner Medical (Hong Kong) Limited (“Winner HK”), a 60% owned subsidiary of the Company, is incorporated in Hong Kong. Winner HK is subject to Hong Kong taxation on its activities conducted in Hong Kong and income arising in or derived from Hong Kong. Winner HK was incorporated in January 2008 and the applicable statutory tax rate for the subsidiary for the three and six months ended March 31, 2012 and 2011, was 16.5%.

On January 25, 2011, a wholly-owned subsidiary HK PurCotton Co., Ltd., or “HK PurCotton” was established. The applicable income tax rate for HK PurCotton was 16.5% for the three and six months ended March 31, 2012 and 2011.

PRC

Effective on January 1, 2008, the PRC Enterprise Income Tax Law, EIT Law, and Implementing Rules impose an unified enterprise income tax rate of 25% on all domestic-invested enterprises and foreign investment enterprises in the PRC, unless they qualify under certain limited exceptions.

The EIT Law gives existing foreign investment enterprises a five-year grandfather period, during which they can continue to enjoy their existing preferential tax treatments. For foreign investment enterprises that currently enjoy full exemption from PRC enterprise income tax for two years starting from the first profit-making year, followed by a 50% tax exemption for the next three years, the tax holidays are still valid.

Winner Medical (Huanggang) Co., Ltd. enjoyed its full tax exemption from January 1, 2008 and its 50% tax exemption from January 1, 2010 to December 31, 2012. Winner Medical & Textile Ltd., Chongyang enjoyed its 50% tax exemption from January 1, 2008 and was subject to an enterprise income tax rate of 25% from January 1, 2011. Shanghai Winner Medical Apparatus Co., Ltd. enjoyed its 50% tax exemption from January 1, 2009 and would be subject to an enterprise income tax of 25% from January 1, 2012. Hubei Winner Textiles Co., Ltd. was subject to an enterprise income tax rate of 25% from January 1, 2010.

F-8

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

9.	Income Taxes-Continued

On September 11, 2009, Winner Industries (Shenzhen) Co., Ltd., or "Winner Shenzhen", obtained a High and New Technology Enterprise Certificate from the Ministry of Science and Technology of China, the Ministry of Finance and the State Administration of Taxation. Winner Shenzhen enjoyed an applicable preferential income tax rate of 15% from January 1, 2009 to December 31, 2011. According to the State Administration of Taxation Notice [2011] No. 4, High and New Technology enterprises applying for renewal of their status can file and pay taxes at a 15% rate prior to receiving approval of renewal and within the previously approved qualifying period. Management expects that Winner Shenzhen will be certified as a High and New Technology enterprise during the calendar year ending December 31, 2012. Accordingly, the applicable enterprise income tax rate for Winner Shenzhen is 15% for the period from January 1 to March 31, 2012.

.

The Company classifies all interest and penalties related to unrecognized tax benefits, if any, as a component of income tax provisions. The Company performed a self-assessment and the Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by taxing authorities. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the Company’s liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. At March 31, 2012, the management considered that the Company had no uncertain tax positions affecting its consolidated financial position and results of operations or cash flows, and will continue to evaluate for uncertain positions in the future. There are no estimated interest costs and penalties provided in the Company’s consolidated financial statements for the three and six months ended March 31, 2012 and 2011, respectively. The Company’s uncertain tax positions related to open tax years are subject to examination by the relevant tax authorities, the major one being the China Tax Authority. The open period for examination in the PRC is 5 tax years.

A reconciliation between the provision for income taxes computed by applying the statutory tax rate in PRC to income before income taxes and the actual provision for income taxes is as follows:

	Six months ended March 31,
	2012	2011
	US$	US$

Tax calculated at domestic statutory rate (2012: 25%; 2011: 25%)	1,576,016	1,579,995
Effect of different tax rates in various jurisdictions	191,926	92,296
Tax effect of preferential tax treatment	(814,977)	(798,422)
Tax effect of expenses not deductible for tax purpose	18,616	9,739
Tax effect of government subsidies not subject to tax	(28,932)	(53,269)
Change in valuation allowance	906,742	(68,823)
Under/(over) provision in previous years	18,353	(19,634)
Others	28,011	(19,486)
	1,895,755	722,396

F-9

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

10.	Related Party Transactions

During the three months ended March 31, 2012 and 2011, the Company purchased goods from L+L Healthcare Hubei Co., Ltd., an equity investee, for US$10,097 and US$87,929 and sold goods to it for US$308,565 and US$17,748, respectively. During the six months ended March 31, 2012 and 2011, the Company purchased goods from L+L Healthcare Hubei Co., Ltd. for US$31,729 and US$132,956, respectively, and sold goods to it for US$509,150 and US$22,093, respectively. As of March 31, 2012 and September 30, 2011, the amounts due from L+L Healthcare Hubei Co., Ltd. were US$151,983 and US$119,368, respectively. L+L Healthcare Hubei Co., Ltd declared dividends of US$Nil and US$200,000 to the Company for the six months ended March 31, 2012 and 2011, respectively.

During the three months ended March 31, 2012 and 2011, the Company sold goods to Chengdu Winner Likang Medical Appliance Co., Ltd., “Winner Chengdu”, an equity investee, for US$18,977 and US$690 and purchased goods from it for US$108,269 and US$23,722, respectively. During the six months ended March 31, 2012 and 2011, the Company sold goods to Winner Chengdu for US$44,968 and US$3,845, respectively, and purchased goods from it for US$170,506 and US$41,128, respectively. As of March 31, 2012 and September 30, 2011, the amounts due to Winner Chengdu were US$53,283 and US$Nil, respectively. As of March 31, 2012 and September 30, 2011, the amounts due from Winner Chengdu were US$451 and US$38,411, respectively.

The amounts due from/to the above affiliated companies are unsecured, interest free and payable according to the trading credit terms.

On January 1, 2011, Mr. Jianquan Li, the chief executive officer of the Company, entered into agreements with the Company in relation to commodity derivatives trading activities. In the agreements, as of September 30, 2011, the shortfall between the restricted broker margin account balance maintained for the commodity derivatives trading activities and the balance in that account on January 1, 2011, or US$2,838,000, was to be undertaken by Mr. Jianquan Li by way of cash payment from Mr. Jianquan Li to the Company on September 30, 2011. The Company accounts for this transaction between the Company and Mr. Jianquan Li in accordance with Staff Accounting Bulletin Topic 5T, under which the payment from Mr. Jianquan Li for the shortfall was recognized in additional paid-in capital as of September 30, 2011. The loss from trading in commodity financial instruments for the six months ended March 31, 2011 of US$1,759,665 has been recognized in the consolidated statements of income and comprehensive income.

11.	Stock-Based Compensation

Stock-Based Compensation - The Company has adopted ASC 718, ''Compensation-Stock Compensation'', which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which the Company’s estimates based upon historical forfeitures.

There was no stock-based compensation cost recorded for independent directors for the three and six months ended March 31, 2012 and 2011, respectively.

On October 7, 2007, the Board of Directors approved a 2008-09 Restricted Stock Unit Incentive Plan, the “2008-2009 Plan”, a stock incentive compensation program for fiscal years 2008 and 2009. This 2008-2009 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

F-10

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

Under the 2008-2009 Plan, the Company granted 500,000 units out of the total 600,000 authorized restricted stock units on October 7, 2007. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of the grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 7, 2007, which was US$3.60 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 15, 2008, the Board of Directors approved the granting of the remaining 100,000 units out of the total 600,000 authorized restricted stock units under the 2008-2009 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 15, 2008, which was US$0.50 per share, and assumes that the individual achieves of the applicable corporate and individual objectives set forth in the award.

On September 8, 2009, the Board of Directors approved the 2010-11 Restricted Stock Unit Incentive Plan, the “2010-2011 Plan”, a stock incentive compensation program for fiscal years 2010 and 2011. The 2010-2011 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2010-2011 Plan, the Company granted 250,000 units out of the total 300,000 authorized restricted stock units on September 8, 2009. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 8, 2009, which was US$4.40 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On September 28, 2010, the Board of Directors approved the granting of the remaining 50,000 units out of the total 300,000 authorized restricted stock units under the 2010-2011 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 28, 2010, which was US$4.56 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On July 27, 2009, the Company’s subsidiary in Shenzhen entered into a 5-year consulting agreement with a consulting firm for consulting services related to developing strategies for rolling out the Company’s own branded consumer products in China. Pursuant to the agreement, the Company granted 500,000 restricted stock units from the Company’s 2006 Equity Incentive Plan to the consulting firm as compensation for the services. As of September 18, 2010, both parties decided to terminate the consulting arrangement and mutually waived the share-based compensation terms of the agreement.

On October 6, 2010, the Board of Directors approved the 2011-2013 Restricted Stock Unit Incentive Plan, the "2011-2013 Plan", a stock incentive compensation program for fiscal years 2011 to 2013. The 2011-2013 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees of the Company’s wholly-owned subsidiary, Shenzhen PurCotton Technology Co., Ltd. The participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2011-2013 Plan, the Company granted 300,000 units out of the total 500,000 authorized restricted stock units on October 6, 2010. On each of October 6, 2012, October 6, 2013 and October 6, 2014, a participant will be eligible to vest up to 1/3 of the total number of restricted stock units underlying an award if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 6, 2010, which was US$5.31 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 7, 2010, under the 2008-2009 Plan, the Company issued 179,507 shares of the Company’s common stock to those entitled employees, representing vesting of the first 50% of the total number of shares of restricted stock awarded.

Pursuant to a one-year consulting agreement signed between the Company and an investor relations consultant firm, 10,000 restricted stock units were granted to the consultant firm on the agreement date, which was May 1, 2010. After evaluating and assessing the accomplishments were achieved by the consultant firm, 10,000 restricted stock units were vested on May 2, 2011. The estimated value of the restricted stock units is based on the market price of the common stock as quoted on the NASDAQ.com as of May 2, 2011, which was US$4.99.

F-11

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

On October 7, 2011, the Company issued 231,625 shares of the Company’s common stock to those entitled employees, representing vesting of the second 50% of the total number of restricted stock awarded.

On November 3, 2011, the Board of Directors approved the 2012-2013 Restricted Stock Unit and Options Incentive Plan, the "2012-2013 Plan", a stock incentive compensation program for fiscal years 2012 to 2013. This 2012-2013 Plan allows the Company to offer a variety of restricted stock units and/or options awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2012-2013 Plan, the Company granted 530,000 restricted stock units on November 3, 2011. Entitled employees are eligible to vest the first 50% of the total number of shares of restricted stock awarded on November 3, 2014 and the second 50% on November 3, 2015 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of November 3, 2011, which was US$3.03 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

Under the 2012-2013 Plan, the Company granted 1,350,000 and 350,000 options to purchase one share of the Company’s common stock at US$3.08 and US$3.38, respectively, on November 3, 2011. On each of November 3, 2012, November 3, 2013, November 3, 2014 and November 3, 2015, entitled employees are eligible to vest up to 1/4 of the total number of option awards. The percentage of such vesting is predetermined for each individual and tied to satisfaction of the target corporate net income and annual sales objectives, as well as attainment of each participant’s personal performance targets. Each option award that is vested will expire two years after its vesting date. The Company utilizes the lattice-binomial option-pricing model (“binomial model”) to estimate the fair value of new employee stock option grants. The Company’s determination of fair value of stock option awards on the date of grant using the binomial model is affected by the Company’s stock price as well as assumptions regarding a number of variables. These variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, interest rates, option forfeitures and employee stock option exercise behaviors. The estimated weighted average fair value of awards was US$1.07 per option.

A summary of stock option activity is as follows:

	Number of stock options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
		US$	Years
Balance at September 30, 2010 and 2011	0	0	0
Options granted	1,700,000	3.14	4.25
Outstanding at March 31, 2012	1,700,000	3.14	4.25
Exercisable at March 31, 2012	0	0

There was no option cancelled or exercised during the three and six months ended March 31, 2012. As at March 31, 2012, the aggregated intrinsic value of options outstanding was US$439,000.

The weighted average estimated fair value of stock options granted during the six months ended March 31, 2012 was determined using the binomial model with the following weighted average assumptions:

Term structure of risk-free interest rate	0.42%~1.25%
Expected life	4.5 years
Term structure of volatility	44.70%~46.7%
Dividend yield	0
Weighted average estimated fair value per option	US$1.07

The risk-free interest rate assumption for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Expected volatility is based on historical volatility and implied volatility of the Company’s stock. The Company uses historical data to estimate option exercises and employee termination within the valuation model. The dividend yield assumption is based on the Company’s history and expectation of dividend payouts. The expected life of employee stock options represents the weighted average period the stock options are expected to remain outstanding and is a derived output of the binomial model. The binomial model estimates employees’ exercise behavior based on the option’s remaining vested life and the extent to which the option is in-the-money. The binomial model estimates the probability of exercise as a function of these two variables based on the entire history of exercises and cancellations of all past option grants made by the Company.

The Company recorded stock-based compensation expense of US$429,235 and US$244,955 for the three months ended March 31, 2012 and 2011, respectively, and US$744,823 and US$526,261 for the six months ended March 31, 2012 and 2011, respectively.

F-12

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

Management considered that the fair value of outstanding restricted share units is approximately the market value of the Company’s common stock. As of March 31, 2012, the market value of the Company’s common stock was US$3.40 per share.

As of March 31, 2012, a cumulative total of 923,306 non-vested restricted stock units have been cancelled and a cumulative total of 411,132 restricted stock units were vested. The total fair value of restricted stock units vested during the six months ended March 31, 2012 and 2011, was US$697,191 and US$536,726, respectively.

A summary of the restricted stock units activity is as follows:

	2008-09 Plan	2010-11 Plan	2011-13 Plan	2012-13 Plan	Total	Weighted average
	Number of units	Number of units	Number of units	Number of units	Number of units	grant date fair value US$
Nonvested units outstanding at September 30, 2010	478,750	287,250	0	0	766,000	3.53
Granted	0	0	300,000	0	300,000	5.31
Cancelled	(67,618)	(49,688)	(172,000)	0	(289,306)	4.60
Vested	(179,507)	0	0	0	(179,507)	2.99
Nonvested units outstanding at September 30, 2011	231,625	237,562	128,000	0	597,187	4.07
Granted	0	0	0	530,000	530,000	3.03
Vested	(231,625)	0	0	0	(231,625)	3.01
Nonvested units outstanding at March 31, 2012	0	237,562	128,000	530,000	895,562	3.73

As of March 31, 2012, the unrecognized stock-based compensation expense for the 2010-2011 Plan, 2011-2013 Plan and 2012-2013 Plan was US$259,381, US$355,551 and US$2,681,691, respectively, which totals US$3,296,623 and is expected to be amortized over the weighted average period of 2.36 years.

F-13

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

12.	Commitments and Contingencies

Operating leases - The Company was obligated under operating leases requiring minimum rentals as follows:

US$
Six months ending September 30, 2012	1,464,590
Year ending September 30
2013	1,838,484
2014	583,721
2015	99,295
2016 and after	0
Total minimum lease payments	3,986,090

Rental expenses under operating leases included in the statements of income were US$872,907 and US$578,393 for the three months ended March 31, 2012 and 2011 respectively. For the six months ended March 31, 2012 and 2011, rental expenses under operating leases included in the statements of income were US$1,720,974 and US$1,017,823, respectively.

Purchase obligations-The Company has signed agreements with suppliers and other parties to purchase plant and machinery and computer equipment with estimated non-cancelable obligations of US$5,936,282 and US$4,233,939 as of March 31, 2012 and September 30, 2011, respectively.

13.	Fair Value Measurement

FASB ASC 820, Fair Value Measurement, defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and requires certain disclosures about fair value measurement. FASB ASC topic 820 also establishes a fair value hierarchy that requires the use of observable market data, when available, and prioritizes the inputs to valuation techniques used to measure fair value in the following categories:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in market that are not active, and model-derived valuations in which all observable inputs and significant value drivers are observable in active markets.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable, including assumptions developed by the Company.

The financial instruments of the Company are cash and cash equivalents, restricted bank deposits, restricted broker margin account, accounts receivable, deposits and other receivable, other current assets, bank loans, accounts payable and other current liabilities are valued at fair values due to their short-term nature. These financial assets and liabilities are classified as either Level 1 or Level 2 in the fair value hierarchy as of March 31, 2012 and September 30, 2011. Fair value of the amounts due to or from affiliates cannot be readily determined because of the nature of the related party transactions.

Held -to-maturity investments- our held-to-maturity investments are carried at amortized cost . The fair value of held-to-maturity investments is approximated to the carrying value, based on the quoted prices for securities with similar characteristics and other observable inputs such as interest rates that are observable at commonly quoted intervals can be obtained directly from the commercial bank and such fair value measurement is considered as Level 2 in the fair value hierarchy.

The Company uses financial instruments to manage its exposures to movements in foreign exchange rates and commodity prices. The use of these financial instruments modifies the Company’s exposure to these risks with the goal of reducing the risk of cost to the Company. The Company does not use derivative financial instruments for speculative or trading purposes, nor does it hold or issue leveraged derivative financial instruments.

Foreign exchange derivatives-The Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility in earnings and cash flows, the Company enters into several foreign exchange forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. No foreign exchange forward contracts were outstanding as of March 31, 2012. The Company’s foreign exchange forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quoted prices of these foreign currency forward contracts can be obtained directly from the commercial bank.

F-14

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

13.	Fair Value Measurement-Continued

The following table summarizes the Company’s fair value of foreign exchange derivatives:

	Condensed Consolidated	March 31,	September 30,
	Balance Sheet Presentation	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Fair value of foreign exchange forward contracts	Prepaid expenses and other current assets	0	51,141

	Accrued and other liabilities	0	16,482

The impact on earnings from derivatives activity, including changes in the fair value of derivatives for the three and six months ended March 31, 2012 and 2011, was as follows:

	Presentation of gain or loss	Three months ended March 31,
	recognized on derivatives	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Foreign exchange forward contracts	Unrealized exchange gain	0	22,440
	Unrealized exchange loss	0	(3,543)

	Other operating income, net	0	18,897

	Presentation of gain or loss	Six months ended March 31,
	recognized on derivatives	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Foreign exchange forward contracts	Unrealized exchange gain	0	39,949
	Unrealized exchange loss	0	(2,889)

	Other operating income, net	0	37,060

The realized loss on foreign exchange forward contracts included in other operating income was US$Nil and US$92,216 for the three months ended March 31, 2012 and 2011, respectively. The realized loss on foreign exchange forward contracts included in other operating income was US$20,484 and realized gain was US$107,840 for the three months ended March 31, 2012 and 2011, respectively; and the realized loss on foreign exchange forward contracts included in other operating income was US$20,484 and realized gain was US$160,559 for the six months ended March 31, 2012 and 2011, respectively.

Commodity derivatives-Cotton is the primary raw material used to manufacture many of the Company’s products and is purchased at market prices. Starting from October 2010, the Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, they are not designated or accounted for as hedging instruments. The commodity financial instruments are valued at fair value. The commodity derivatives require collateral, referred to as margin, in the form of cash. As of March 31, 2012, the Company’s restricted broker margin account was US$797,232, net of unrealized gain of US$3,035. As of March 31, 2012 and 2011, the fair value of commodity financial instruments increased by US$3,035 and US$4,910, respectively, which were recorded in other operating income. The total outstanding cotton futures contracts amounted to US$2,158,103, representing US$327,260 for purchase of cotton and US$1,830,843 for sales of cotton, as of March 31, 2012, which will mature in less than one year. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC Topic 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

F-15

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

13.	Fair Value Measurement-Continued

The realized gain on commodity financial instruments was US$80,730 and US$74,676 for the three and six months ended March 31, 2012, respectively, and the realized loss on commodity financial instruments was US$1,577,325 and US$1,759,669 for the three and six months ended March 31, 2011, respectively.

14.	Operating Risk

Concentrations of credit risk, major customers and suppliers - A substantial percentage of the Company’s sales for the periods presented made to two customers, Sakai Shoten Co., Ltd and Tyco Healthcare Co., Ltd, and were typically sold on an open account basis. Sales to Sakai Shoten Co., Ltd accounted for 10% and 12% of the total net sales for the three months ended March 31, 2012 and 2011, respectively, and sales to Tyco Healthcare Co., Ltd accounted for 11% and 10% of the total net sales for the three months ended March 31, 2012 and 2011, respectively. Sales to Sakai Shoten Co., Ltd accounted for 10% and 12% of the total net sales for the six months ended March 31, 2012 and 2011, respectively, and the sales to Tyco Healthcare Co., Ltd accounted for 10% and 11% of the total net sales for the six months ended March 31, 2012 and 2011, respectively.

A substantial percentage of the Company’s accounts receivable are from three customers with balances that represented the following percentages of total accounts receivable at March 31, 2012 and September 30, 2011: Heng’an Group Ltd, 11.71% and 8.40%; Tyco Healthcare Co., Ltd 12.17% and 10.05% and Molnlycke Health Care AB, 7.48% and 15.14%. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers.

Interest rate risk - The interest rates and terms of repayment of bank and other borrowings ranged from 6.36% to 7.87%. Other financial assets and liabilities do not have material interest rate risk.

Credit risk - In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2012. This insurance policy will expire on December 31, 2012 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is US$2.5 million.

Foreign currency risk - The value of the Renminbi, the main currency used in the PRC, fluctuates and is affected by, among other things, changes in China's political and economic conditions. In addition, the Renminbi is not readily convertible into US dollars or other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People’s Bank of China. The conversion of Renminbi into foreign currencies such as the US dollar has been generally based on rates set by the People's Bank of China, which are set daily based on the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. On March 31, 2012 and September 30, 2011, the exchange rates of RMB against the US dollar were 6.2943 and 6.3549 respectively; the appreciation of RMB against the US dollar was 0.95%. On March 31, 2012 and September 30, 2011, the exchange rates of RMB against Euro were 8.3944 and 8.6328 respectively. This floating exchange rate, and any appreciation of the Renminbi that may result from such rate, could have a material adverse effect on the Company’s business and financial results.

F-16

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

15.	Geographical Information

The business of the Company is manufacturing and trading of medical dressings and medical disposable products. The Company's sales by geographic destination are analyzed as follows:

	Three months ended March 31,		Six months ended March 31,
	2012	2011	2012	2011
	US$	US$	US$	US$
Europe	13,536,225	10,608,309	26,662,773	19,613,217
China	12,118,227	8,483,577	24,251,253	16,704,435
North and South America	7,545,421	7,493,769	15,700,451	16,238,277
Japan	5,908,831	5,342,197	11,353,299	10,632,971
Others	2,206,235	1,290,151	4,667,636	3,735,420
Total net sales	41,314,939	33,218,003	82,635,412	66,924,320

Sales to countries in excess of 10% of total net sales for three and six months ended March 31, 2012 and 2011, are as follows:

	Three months ended March 31,		Six months ended March 31,
	2012	2011	2012	2011
	US$	US$	US$	US$

PRC	12,118,227	8,483,577	24,251,253	16,704,435
Japan	5,908,831	5,342,197	11,353,299	10,632,971
United States of America	5,337,929	6,227,355	10,412,488	13,527,202

F-17

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

16.	Segment Information

The Company has two reportable segments: medical products (Medical Care, Wound Care, and Home Care) and PurCotton® products. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different technology and marketing strategies.

Contributions of the major activities and profitability information of the Company’s reportable segments for the three and six months ended March 31, 2012 and 2011, are as follows:

	Three months ended March 31,
	2012	2011
	US$	US$
Net sales:
Segment:
Medical products	34,152,311	29,156,466
PurCotton® products	7,162,628	4,061,537
Consolidated total	41,314,939	33,218,003

Gross profit:
Segment:
Medical products	8,497,294	7,798,535
PurCotton® products	2,210,018	1,553,673
Consolidated total	10,707,312	9,352,208

Income before income taxes:
Segment:
Medical products	3,860,164	3,099,710
PurCotton® products	(716,575)	(494,212)
Consolidated total	3,143,589	2,605,498

Net income attributable to Winner Medical Group Inc. :
Segment:
Medical products	3,063,096	2,538,875
PurCotton® products	(1,212,770)	(302,938)
Consolidated total	1,850,326	2,235,937

Depreciation and amortization:
Segment:
Medical products	847,181	832,986
PurCotton® products	694,473	506,996
Consolidated total	1,541,654	1,339,982

F-18

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

16.	Segment Information-Continued

	Six months ended
	March 31,
	2012	2011
	US$	US$
Net sales:
Segment:
Medical products	68,207,273	58,371,424
PurCotton® products	14,428,139	8,552,896
Consolidated total	82,635,412	66,924,320

Gross profit:
Segment:
Medical products	16,680,166	15,913,323
PurCotton® products	4,324,242	2,919,896
Consolidated total	21,004,408	18,833,219

Income before income taxes:
Segment:
Medical products	6,999,979	7,144,228
PurCotton® products	(695,913)	(824,247)
Consolidated total	6,304,066	6,319,981

Net income attributable to Winner Medical Group Inc. :
Segment:
Medical products	5,623,439	6,072,217
PurCotton® products	(1,235,301)	(508,036)
Consolidated total	4,388,138	5,564,181

Depreciation and amortization:
Segment:
Medical products	1,727,127	1,648,649
PurCotton® products	1,349,804	1,006,010
Consolidated total	3,076,931	2,654,659

	March 31,	September 30,
	2012	2011
	US$	US$
Total assets:
Segment:
Medical products	116,407,871	109,317,729
PurCotton® products	49,967,428	45,578,410
Segment total	166,375,299	154,896,139
Reconciliation to consolidated totals:
Elimination of other receivable from inter-segments	(7,698,229)	(4,977,452)
Consolidated total	158,677,070	149,918,687

17.	Subsequent events

Between April 9 and April 27, 2012, three purported shareholder class actions were filed against the Company, its board of directors and its chief executive officer, Jianquan Li, in District Court, Clark County, Nevada (the “Class Actions”).  The Class Actions arise from Mr. Li’s initial non-binding proposal on April 2, 2012 to acquire all outstanding shares of the Company’s common stock not owned or controlled by him or his wife in a “going private” transaction. The Class Actions allege that the Company’s board of directors have breached their fiduciary duties to the Company as a result of the proposed “going private” transaction, and the Company has aided and abetted those alleged breaches.  The Company has not yet responded to the Class Actions, but believes the allegations therein are without merit.  The Company intends to defend itself vigorously against the claims.  Because these matters are in very early stages, the Company cannot determine whether or not an adverse outcome is probable, nor can it provide a reasonable estimate of any potential losses related to these matters.

F-19

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The following management’s discussion and analysis should be read in conjunction with the Company’s financial statements and the notes thereto and the other financial information appearing elsewhere in this Report. In addition to historical information, the following discussion contains certain forward-looking information. See “Cautionary Statement” above for certain information concerning those forward-looking statements. The Company’s financial statements are prepared in U.S. dollars and in accordance with U.S. GAAP.

Overview

Winner Medical’s business operations consist of the manufacturing, marketing, researching and development of cotton-based medical dressings and medical disposables, as well as consumer products. The Company has fourteen wholly-owned operating subsidiaries and four joint ventures, all located in the PRC and Hong Kong. The Company has established several integrated manufacturing and processing lines for its core products. The Company’s product offerings include cotton-based medical dressings and medical disposables, which consist of medical care and wound care, as well as PurCotton® products, which are produced from a spunlace, natural cotton nonwoven material. The Company manufactures its products in China and sells its medical dressings and medical disposables both in China and abroad, with Europe, the United States and Japan serving as the top four markets. The Company also sells its PurCotton® jumbo rolls in both China and abroad, and PurCotton® finished consumer products (the PurCotton retail business) mainly in China.

Winner Medical was originally incorporated in the State of Nevada in August 1986. The Company’s common stock is quoted under the symbol “WWIN” on Nasdaq Global Market. The CUSIP number is 97476P204.

Business Operations

Winner Medical’s present business operations commenced February 1991, and it conducts its manufacturing and marketing through its operating subsidiaries located in the PRC. The Company generates revenue through domestic (China) and international sales of a variety of medical dressings and medical disposables, which include medical care, wound care and home care products, such as gauze, wound dressings, disposable drapes, surgical gowns, face masks and cotton balls and PurCotton® jumbo rolls and finished consumer products, which are 100% natural cotton non-woven fabric made products, such as dry and wet tissues, facial puffs, baby wears and cleansing wipes.

The Company has integrated manufacturing lines that provide its clients with the ability to procure certain products from a single supplier. In the developed countries where it sells its products, the Company provides its customers with its specialized design, manufacturing and packaging services. When the Company works on this basis, its clients are able to select the design, size, type and scale of the products the Company manufactures for them. The Company sells its own “Winner” medical brand products in developing countries and regions including China, the Middle East, South America and Southeast Asia, with distribution channels consisting of local distributors, chain drugstores and direct sales to hospitals, particularly in the China market. During the six months ended March 31, 2012, the medical business was approximately 82.54% of total sales. The Company believes that the overseas medical business provides stable cash flow for the Company, but that its Chinese medical business will be a driving force in the growth of its business portfolio in the future.

In August 2009, the Company started selling PurCotton® jumbo rolls to large consumer-products manufacturers in the PRC and Japan, and launched the PurCotton retail business in China in December 2009. During the six months ended March 31, 2012, the overall PurCotton business accounted for approximately17.46% of the Company’s sales revenue. Moreover, revenue from the PurCotton retail business reached approximately 5.10% of total sales in the six months ended March 31, 2012.

The Company believes that the PurCotton business, as a percentage of its total sales in China, will be a driver of future growth in its business portfolio. The Company believes that, as living standards improve and environmental protection awareness grows in the PRC and abroad, products that are healthy, trusted, soft, comfortable and have less carbon emission will be favored by consumers. The Company believes that its material and manufacturing processes have produced PurCotton® products that are healthy, soft, comfortable and environmentally friendly. The Company believes that PurCotton® products, which are produced in a quality-controlled, medical manufacturing environment, are particularly geared to target preferred customers, such as younger women and new mothers.

In order to better promote the “PurCotton” brand, the Company established a wholly-owned subsidiary, Shenzhen PurCotton Technology Co., Ltd., “Shenzhen PurCotton,” in 2009 to monitor and centralize brand building, marketing, product development and design, packaging and purchasing for the retail business in the PRC and Hong Kong. The Company’s PurCotton retail distribution channel now includes chain stores, online sales and distributors (such as hypermarkets, supermarkets, department stores, convenience stores). As of May 10, 2012, the Company has forty-four chain stores in first and second-tier cities in the PRC, which are mainly located in shopping malls. In addition, the Company started using distributors as a channel for marketing its retail products in November 2011. The Company established Shenzhen PurCotton E-Commerce Co., Ltd. to oversee the operation of its two online platforms (http://purcotton.mall.taobao.com and www.purcotton.com). Going forward, the Company believes it can continue to nurture online sales and distributors in order to produce sales growth, while selectively selling in chain stores to build brand awareness and expose potential customers to the Company’s products.

6

Industry Wide Trends that are Relevant to the Company’s Business

The cotton-based medical dressings and medical disposables manufacturing markets are continually evolving due to technological advances and new demands in the healthcare industry. The Company believes trends in the industry towards improving medical care and higher quality patient conditions, changes in patient treatment approaches and technological advances will impact favorably on the demand for its products. The Company anticipates that these factors will result in a growth in sales of medical dressings and medical disposables and increase revenue for the Company.

The cotton-based medical dressings and medical disposables market is subject to consumption patterns and trends. One such trend or consumption pattern relates to the age demographics of the end users of the Company’s products. On average, the worldwide population is aging and life spans are generally increasing. As the general population begins to include a larger percentage of older people, the Company anticipates that more medical care will be required, and that will result in increased sales of the Company’s products.

Another industry trend or consumption pattern in the Company’s industry is that hospitals are continuously looking to reduce costs. Hospitals reduce costs by seeking alternative products that increase efficiency or reduce labor costs. For example, disposable catheters reduce the need for frequent changes of diapers and bed sheets. Other popular disposables used by hospitals to reduce operating costs include Eustachian tubes and needles, disposable clothing and accessories. The Company believes the demand for cost-effective products and healthcare solutions and an increasing emphasis on health worldwide will bring an increase in the demand for medical instruments and medical dressings and medical disposables.

For global medical dressings and medical disposables, the Company believes that there is a geographical shift in product manufacturing from countries with high labor and manufacturing costs to countries where labor and manufacturing costs are generally lower. As a result of the relatively low cost structure and high level of infrastructure development in the PRC, some foreign multinational companies are entering the China market to seek suppliers to produce their goods. The Company believes that having more large multinational healthcare companies seeking suppliers to produce their products in China will benefit the Company. In addition, the Company is negotiating with several large healthcare companies in developed countries which intend to outsource some of their production lines.

The Company believes that China’s local market demand for medical dressings and medical disposables will continue to grow along with corresponding increases in per capita income as more affluent people demand higher-quality medical services and products. This presents a significant opportunity for the Company, since the Company believes that it provides relatively higher-quality products than its peers. However, the Company’s competitors compete with reduced prices and significant relationship with hospitals, as the Company’s entrance into the Chinese medical dressings market has been more recent than its competitors. In order to increase market share, the Company is developing a distribution network to capture opportunities in China, mainly through local distributors, over-the-counter drugstore chains and direct sales to hospitals in Hong Kong and hospitals in parts of Guangdong province. Specifically, certain employees have been placed in charge of communicating with local distributors in some major cities, such as Guangzhou, Fuzhou, Chengdu, Chongqing, Wuhan, Shanghai, Beijing and Shenyang.

Also affecting the Company’s industry is the growing sensitivity towards protecting the environment and increased health concerns, as consumers are becoming increasingly concerned about the environmental impact of the products they buy. Nonwoven medical dressings, medical instruments and medical disposables usually contain materials like rubber and polyester, which may result in restrictions on the purchase of these products under environmental protection regulations. At the same time, such materials are not biodegradable and are composed of petroleum, a non-renewable energy resource. In recent years, cases of melamine-tainted milk, recycled edible oil and contaminated vegetables have significantly raised consumers’ awareness about the environment they live in, the food they eat, and the products they use. The Company believes this trend will strengthen one of its competitive advantages because its new PurCotton® products are primarily made of natural cotton and manufactured in an environmentally-friendly fashion. The Company believes its PurCotton® products will be a medium to long-term growth contributor to its revenue, because they can be applied to consumer products as well as to the medical industry.

At the same time, competition among retail brands for women’s and baby care products is intense in China. Many larger foreign and domestic brands have increased their market shares by marketing their product portfolios through various channels. The Company may not attract a large amount of new customers from its competitors in the near term, while it has to expend start-up costs in building sales channels and raising brand awareness among consumers.

Recent Developments

PurCotton Retail Business Updates

The Company’s main distribution channels for expanding PurCotton retail business include self-operated chain stores, online sales and distributors. As of May 10, 2012, the Company operates 44 retail chain stores, with 26 in the south of China, 7 in the north of China, 8 in Shanghai and 3 in Hong Kong, after having recently opened 3 new stores in the south of China and 1 in Shanghai. From the last quarter filing date to the date of the filing of this Quarterly Report, 2 stores in the south of China and 1 in Shanghai were closed due to low traffic or expiration of lease agreements, with all 3 stores having been opened in the initial stage of operating the retail business.

Since launching the customer loyalty membership program in the Company’s chain stores in November 2010, approximately 50,000 members have been recorded as of May 10, 2012, compared with approximately 40,000 members as of February 10, 2012. The repurchase rate by members is approximately 70%. A customer loyalty program membership requires filling out an application form and paying a one-time membership fee of RMB30, which allows members to enjoy an 8% discount when purchasing PurCotton® products.

7

The Company established Shenzhen PurCotton E-Commerce Co., Ltd. ("PurCotton E-Commerce") in November 2011 with two non-affiliated individuals who are experts in e-commerce in order to oversee the operation of its online sales. At the time of establishment, the Company owned 70% of the equity interests in this operating company, with the other 30% being owned by the two individuals. However, in April 2012, the three parties mutually agreed to cease the partnership in PurCotton E-Commerce. The two individuals agreed to withdraw their initial capital by April 2012.

In addition, the Company recently launched its PurCotton retail products into new distribution channels (such as hypermarkets, supermarkets, department stores and convenience stores). As of the filing date, the Company sells eight separate stock keeping units (or “SKUs”) of PurCotton sanitary napkin to a network of more than 600 stores, which includes Jusco, Guangzhou Grandbuy, RT-MART and other local stores in nine cities (including Shenzhen, Guangzhou, Beijing, Shanghai and Qingdao). The Company believes that these distribution channels will increase sales. However, this form of sales has a high level of start-up costs, including new product sales fees in each network.

Management expects that the PurCotton retail business as a whole will not turn a profit in the short term. However, sales generated by the retail business have been rapidly increasing, and the majority of PurCotton chain stores in Guangzhou and Shenzhen (which were opened more than one year ago) have gradually turned a profit. Stores in Beijing and Shanghai are changing locations to adjust the size of stores previously opened. These stores were opened in the initial stage of launching the retail brand and there was a lack of brand recognition in those cities at that time, and the Company is relocating and resizing these stores to better fit local demand. As the PurCotton brand gains market recognition, the Company expects that the stores in Beijing and Shanghai will turn a profit in the future. The three stores in Hong Kong are also experiencing a loss, and the Company does not expect these stores to produce a profit in the short run. However, the Company considers this loss to be part of its mid-term strategy in the Hong Kong market, as these Hong Kong stores help to promote PurCotton’s appeal as a high-quality and international brand. With continued implementation of its retail strategy, the Company expects that the PurCotton retail business will play a role in contributing net income to the Company in the mid to long-term range.

Manufacturing Lines

The Company purchased two PurCotton baby diaper manufacturing lines in 2011, which it expected to start trial production in February 2012. However, after producing samples and market testing them, the Company found that the manufacturing lines need minor adjustments to better meet management’s expectations. The Company estimates that these lines will start trial production in the middle of 2012.

As part of the expansion of its production capacity for its medical products, and considering the high cost of labor in Shenzhen, the Company’s base of operations, the Company plans to relocate some of its manufacturing operations to inland cities in the PRC, where the cost of labor is relative lower. The Company’s wholly owned subsidiary, Winner Medical & Textile Ltd. Chongyang (“Winner Chongyang”), is currently building two workshops, an administrative office, a canteen and a dormitory in Chongyang, Hubei province, to facilitate the production expansion and relocation. The Company expects that these buildings will be completed in the fourth quarter of fiscal 2012, and enter production immediate after completion.

Privatization Proposal

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2012, the board of directors of the Company (the “Board of Directors”) has received a preliminary, non-binding proposal from its chairman and chief executive officer, Mr. Jianquan Li (“Mr. Li”) to acquire all of the outstanding shares of the Company's common stock not currently owned by him and his wife, Ms. Ping Tse at a proposed price of $4.30 per share in cash as part of a going private transaction. Mr. and Mrs. Li currently beneficially own approximately 73.95% of the Company's common stock. In response, the Board of Directors formed a special committee of independent directors, consisting of Messrs. Wenzhao Liang, Xuedong Wu and Lawrence Xiaoxia Pan, to consider this proposal and any alternative transactions.

The Board of Directors cautions the Company's shareholders, and others considering trading in its securities, that it has only received a proposal. No decision has been made with respect to the Company's response to the proposal. There can be no assurance that any definitive offer will be made, that any agreement will be executed or that a transaction with Mr. Li or any other transaction will be approved or consummated. The Company is not obligated to make, and does not at this time anticipate making, any further public statements about this matter or the activities of the special committee unless and until either the Company enters into a definitive agreement for a transaction or the special committee determines that no such transaction will be effected.

8

RESULTS OF OPERATIONS

Comparison for the Three Months Ended March 31, 2012 and 2011

The following sets forth the Company’s statement of income information for the three months ended March 31, 2012 and 2011.

Comparison of the Three Months Ended March 31, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. Dollars)

	THREE MONTHS		THREE MONTHS
	ENDED 3/31/2012		ENDED 3/31/2011
	In	As a	In	As a	Amount
Item	Thousands	Percentage	Thousands	Percentage	Change	%Change
Net sales	$41,315	100.00%	$33,218	100.00%	$8,097	24.38%
Cost of sales	$30,608	74.08%	$23,866	71.85%	$6,742	28.25%
Gross profit	$10,707	25.92%	$9,352	28.15%	$1,355	14.49%
Other operating income/(loss), net	$22	0.05%	$-44	-0.13%	$66	150.00%
Government subsidies	$113	0.27%	$637	1.92%	$-524	-82.26%
Gain/(Loss) on commodity financial instruments	$81	0.20%	$-1,577	-4.75%	$1,658	105.14%
Foreign currency exchange losses, net	$13	0.03%	$26	0.08%	$-13	-50.00%
Selling, general and administrative expenses	$7,965	19.28%	$5,802	17.47%	$2,163	37.28%
Income from operations	$2,945	7.13%	$2,540	7.65%	$405	15.94%
Interest income	$81	0.20%	$12	0.04%	$69	575.00%
Interest expense	$-34	-0.08%	$48	0.14%	$-82	-170.83%
Equity in earnings of 50 percent or less owned persons	$84	0.20%	$102	0.31%	$-18	-17.65%
Income taxes	$1,258	3.04%	$349	1.05%	$909	260.46%
Non-controlling interests	$36	0.09%	$21	0.06%	$15	71.43%
Net income attributable to Winner Medical Group Inc.	$1,850	4.48%	$2,236	6.73%	$-386	-17.26%

Sales by Product

Winner Medical is a diversified manufacturer and marketer of cotton-based medical dressings and medical disposables, as well as PurCotton® products. The Company’s operations are conducted in two operating segments by products. The Company’s operation, on-site management, internal reporting and performance assessments are conducted within each of the following two identified product segments:

•	Medical Products (Medical Care and Wound Care)
•	PurCotton® Products (Jumbo Roll Supplies and Personal Products)

The following table illustrates the operating results for each product type for the three months ended March 31, 2012 and 2011.

Comparison by Operating Results for Each Product Type for the Three Months Ended March 31, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Medical Products		PurCotton® Products[1]		Consolidated
	Three	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended	Ended
Item	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Net sales	$34,152	29,156	$7,163	4,062	$41,315	33,218
Gross profit	$8,497	7,799	$2,210	1,554	$10,707	9,353
Gross margin	24.88%	26.75%	30.85%	38.26%	25.92%	28.16%
Income/(loss) before income taxes	$3,860	3,100	$-717	-494	$3,143	2,606
Net income/(loss) attributable to Winner Medical Group Inc.	$3,063	2,539	$-1,213	-303	$1,850	2,236
Profit margin	8.97%	8.71%	-16.93%	-7.46%	4.48%	6.73%

1. – PurCotton® products consist of sales from jumbo roll supplies and retail business.

Sales by Region

The following table illustrates the sales revenues by regions from major geographic areas for the three months ended March 31, 2012 and 2011. The table also provides the percentage of total revenues represented by each listed region.

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Comparison of Sales by Region for the Three Months Ended March 31, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Three		Three
	Months	As a	Months	As a
	Ended	Percentage of	Ended	Percentage of	Amount	As a
	3/31/2012	Total	3/31/2011 in	Total	Change in	Percentage
	Thousands	Revenue	Thousands	Revenue	Thousands	Change
Europe	13,536	32.76%	10,608	31.93%	2,928	27.60%
Britain	2,191	5.30%	3,387	10.20%	-1,196	-35.31%
Sweden	2,040	4.94%	1,577	4.75%	463	29.36%
Others	9,305	22.52%	5,644	16.99%	3,661	64.87%
North and South America	7,545	18.26%	7,494	22.56%	51	0.68%
U.S.A.	5,338	12.92%	6,227	18.75%	-889	-14.28%
Brazil	989	2.39%	924	2.78%	65	7.03%
Others	1,218	2.95%	343	1.03%	875	255.10%
China[1]	12,118	29.33%	8,484	25.54%	3,634	42.83%
Japan	5,909	14.30%	5,342	16.08%	567	10.61%
Others	2,207	5.34%	1,290	3.88%	917	71.09%
Total	41,315	100%	33,218	100%	8,097	24.38%

1 – Sales to the China market include medical sales to hospitals, chain drug stores and local distributors, PurCotton® jumbo roll supplies and PurCotton® retail business.

Net Sales

Net sales increased by approximately $8,097,000, or 24.38%, to approximately $41,315,000 for the three months ended March 31, 2012 from approximately $33,218,000 for the three months ended March 31, 2011. The increase in net sales was mainly attributable to significant continuing demand from existing and new customers in Europe and the robust expansion of medical and PurCotton® products sales in China.

Net sales generated from Europe increased 27.60% during the three months ended March 31, 2012 to $13,536,000 from $10,608,000 during the three months ended March 31, 2011. Generally, customers in Europe are trying to lower purchasing costs while maintain product quality. In order to seize this opportunity by adding new customers and following up with existing ones in those countries, the Company temporarily lowered the selling price of certain products, which resulted in more orders from these customers. Of note, sales generated from other countries in Europe and Sweden increased $3,661,000, or 64.87%, and $463,000, or 29.36% for the three months ended March 31, 2012, respectively, as the Company added new customers and received more orders from its existing customers in these countries. However, sales generated from Britain decreased approximately $1,196,000, or 35.31%, due to (1) one customer’s restructuring of its supply chain, which resulted in reduced inventory stock levels, and (2) raw material shipping delays, which affected the Company’s ability to meet customer required lead times.

Net sales from North and South America were unchanged, with a slight increase of 0.68% for the three months ended March 31, 2012 to $7,545,000 from $7,494,000 for the three months ended March 31, 2011. This was mainly due to one of our major customers in the United States adjusting procurement plans for certain medical dressing products. This decrease was offset by the growth of orders from other countries, such as Venezuela, as the Company continued its expansion into South American markets.

The Company increased sales in Japan, with a growth of 10.61%, to $5,909,000, for the three months ended March 31, 2012 from $5,342,000 for the three months ended March 31, 2011. This increase in sales was due to the Company adding new customers in Japan.

Net sales for medical and PurCotton® products in the China market increased by approximately $3,634,000, or 42.83%, to approximately $12,118,000 for the three months ended March 31, 2012 from approximately $8,484,000 for the three months ended March 31, 2011. This increase was primarily composed of:

(1)	net sales from medical products to the China market reached $4,956,000, from $4,422,000 for the three months ended March 31, 2011, an increase of approximately $534,000, or 12.08%, as compared to the same period last year, due to the Company’s continuing efforts to expand its sales channels, including increasing the number of local distributors covering more hospitals and penetrating deeper into existing hospitals, chain drug stores and other channels;

(2)	net sales attributable to the PurCotton® jumbo roll-supply business increased to $5,085,000 for the three months ended March 31, 2012 from $3,194,000 in the same period last year, an increase of $1,891,000, or 59.20%. This significant increase was due to increased demand from China customers who used it as a material in hygiene products and the versatile use of jumbo-rolls in areas such as home care and disposable products. With the increasing demand from these customers, PurCotton® jumbo roll sales have been steadily growing; and

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(3)	net sales attributable to the PurCotton® retail business, which consists of online and offline businesses with 45 PurCotton retail stores as of March 31, 2012, two online sales platforms and sales to distributors, increased approximately $1,210,000 to $2,078,000 for the three months ended March 31, 2012, as compared to $868,000 in the same period last year (when the Company had only 33 PurCotton® retail stores and its online business was in the initial stage of development, as well as almost no mass distribution yet to supermarkets and department stores). The PurCotton® consumer products have been receiving positive customer feedback and gaining brand recognition, as evidenced by increasing sales and membership in the Company’s customer loyalty program.

Cost of Sales

The Company’s cost of sales increased by approximately $6,742,000, to approximately $30,608,000, for the three months ended March 31, 2012, from approximately $23,866,000 for the three months ended March 31, 2011. The cost of sales as a percentage of net sales was 74.08% and 71.85% for the three months ended March 31, 2012 and 2011, respectively. The increase in cost of sales was mainly attributable to: (1) an approximate 15% salary increase during the three months ended March 31, 2011; and (2) an increase of approximately $647,000 impairment for a carding machine, which is a core component in one of the Company’s manufacturing lines. The management regularly tests this component for suitability for continued use. Due to the failure of this component, an impairment on the value of the carding machine was made as the carrying amount of the machine is not recoverable and exceeds its fair value.

Gross Profit

The Company’s gross profit increased by approximately $1,355,000 to approximately $10,707,000 for the three months ended March 31, 2012, from approximately $9,352,000 for the three months ended March 31, 2011. Gross profit as a percentage of net revenues was 25.92% for the three months ended March 31, 2012, compared with 28.15% for the three months ended March 31, 2011. The decrease in gross margin was mainly due to challenging global economic conditions, especially in Europe, forcing governments in this area to tighten public expenditures, leading to a more stringent budget for medical products. In order to maintain long-term cooperation with these customers, the Company offered certain products with lower selling prices than before to maintain and attract orders during the current economic climate. The Company expects that its adjustment of selling prices will be subject to global economic conditions and customer demands.

Other Operating Income/(Loss), Net

The Company’s other operating income, net, for the three months ended March 31, 2012, was $22,000, as compared with a loss of $44,000 for the three months ended March 31, 2011. Other operating income, net, mainly consists of disposals of leftover and obsolete materials and small amounts of processed cotton.

Government Subsidies

The Company’s government subsidies decreased $524,000 to $113,000 for the three months ended March 31, 2012, from $637,000 for the three months ended March 31, 2011. The decrease was mainly driven by the reduced receipt of financial incentives from the Shenzhen government because public expenses for holding certain local events resulted in less money for financial incentives to local companies, as compared to the same period last year.

Gain/(Loss) on Commodity Financial Instruments

Gain on commodity financial instruments for the three months ended March 31, 2012 from transactions in cotton futures products was approximately $81,000, as compared with a loss of $1,577,000 for the same period last year. The gain resulted from implementation of more stringent trading policies and process controls since the establishment of the Company’s Commodity Trading Center in July 2011.

Cotton is the Company’s primary raw material used in its manufacturing process. In the past, cotton prices have experienced periods of rapid increases and fluctuations. In such a situation, the Company cannot secure stable price quotes from cotton suppliers, resulting in inconsistency in the prices quoted to its customers. Therefore, the Company engages in cotton futures transactions in order to manage the impact of volatility in cotton prices on production.

Foreign Currency Exchange Losses, Net

The Company’s exchange difference, net, for the three months ended March 31, 2012, increased $13,000 to a loss of $13,000, from a loss of $26,000 for the three months ended March 31, 2011. The decrease in loss was mainly due to the Company’s involvement in foreign trades with international customers, the majority of which were settled in U.S. Dollars. The average exchange rates of RMB against U.S. Dollar were 6.3265 in this reporting quarter and 6.6197 in the same period last year, indicating a 4.43% appreciation of the RMB against the U.S. Dollar.

In order to minimize the currency exchange rate risk, the Company has been (1) reinforcing and expanding its businesses in the China market and (2) inserting clauses into contracts stipulating that the selling price is subject to the fluctuation of currency and the price of raw materials.

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Selling, General and Administrative Expenses

The Company’s selling, general and administrative expenses increased $2,163,000 to approximately $7,965,000 for the three months ended March 31, 2012, from approximately $5,802,000 for the three months ended March 31, 2011. The selling, general and administrative expenses as a percentage of net sales was 19.28% and 17.47% for the three months ended March 31, 2012 and 2011, respectively. The increase in selling, general and administrative expenses resulted from increases in salary, leasing expenses, domestic transportation expenses and advertising fees, as well as new product sales fees (such as slotting allowance and bar code expenses to stores) for PurCotton retail products. These changes are:

(1)	salary (including wages, welfare, social insurance and stock incentives) increases of approximately $1,129,000, or 52.41%, during the three months ended March 31, 2012, as compared to the same period last year. The increase was primarily due to increases in wages and welfare for new and existing staff, as well as increases in stock incentives to key employees;

(2)	advertising fees, slotting allowance and bar code expenses to stores such as supermarkets and department stores, for the PurCotton retail business increases of $382,000 during the three months ended March 31, 2012, as compared with the same period last year. This increase was due to the Company: (a) engaging in more promotional activities for PurCotton retail products; and (b) launching its products into supermarkets and department stores, which resulted in the payment of new product sales fees expenses;

(3)	leasing expense increases of approximately $280,000 during the three months ended March 31, 2012, as compared with the same period last year. The increase was mainly attributable to the rent paid for existing and newly-established PurCotton self-operated chain stores. The number of PurCotton retail stores increased to 45 as of March 31, 2012 from 33 as of March 31, 2011; and

(4)	increases in transportation expenses in China of approximately $229,000, as compared with the same period last year, was due to an increase in sales and increases in the cost of logistics related to the PurCotton retail business and medical products as broader distribution channels were built.

Interest Expense

Credit on interest expense was approximately $34,000 for the three months ended March 31, 2012, as compared to interest expense of approximately $48,000, for the same period last year, a change of approximately $82,000. The difference in interest expense was driven by the adjustment of capitalized bank loan interest for its work-in-process buildings in Winner Medical (Huanggang) Co., Ltd. and Winner (Huanggang) Cotton Processing Co., Ltd for the three months ended March 31, 2012.

Income Taxes

The Company’s income tax provision for the three months ended March 31, 2012 was $1,258,000, as compared to $349,000 for the three months ended March 31, 2011, an increase of $909,000. Income tax as a percentage of income before income taxes was 40.00% for the three months ended March 31, 2012, as compared with 13.38% for the same period last year.

According to PRC tax laws, a company’s pretax income in the current year cannot offset a loss that occurred more than five years ago. As the Company expects that the pretax income from its PurCotton retail business may not be sufficient to utilize the unused pretax losses before such expiration period, the Company recognized an approximate $720,000 valuation allowance for unused tax losses arising from the calendar years 2010 and 2011 to its retail business for the three months ended March 31, 2012. This resulted in a comparatively higher effective tax rate for the three-month period ended March 31, 2012 as compared to the same period last year.

The tax rates applicable to the Company’s PRC wholly owned subsidiaries are as follows:

	Calendar
	Year Ended
	December 31,	Calendar Year Ending December 31,
	2011	2012	2013	2014	2015
Winner Medical & Textile Ltd., Jingmen	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Jiayu	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Yichang	25%	25%	25%	25%	25%
Winner Medical (Huanggang) Co., Ltd.	12.5%	12.5%	25%	25%	25%
Winner Medical & Textile Ltd. Chongyang	25%	25%	25%	25%	25%
Hubei Winner Textile Co., Ltd.	25%	25%	25%	25%	25%
Shanghai Winner Medical Apparatus Co., Ltd.	12.5%	25%	25%	25%	25%
Winner Industries (Shenzhen) Co., Ltd.[1]	15%	25%	25%	25%	25%
Shenzhen PurCotton Technology Co., Ltd.	25%	25%	25%	25%	25%
Winner (Huanggang) Cotton Processing Co., Ltd.	25%	25%	25%	25%	25%
Beijing PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Guangzhou PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Shanghai PurCotton Co., Ltd.	25%	25%	25%	25%	25%

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1 –	For years 2012, 2013 and 2014, the preferential tax rate of 15% will be subject to whether Winner Shenzhen can successfully renew the High and New Technology Enterprise Certificate which was awarded in 2009.

Winner Medical (Hong Kong) Limited and HK PurCotton Co. Ltd were subject to Hong Kong taxation on their activities conducted in Hong Kong and income arising in or derived from Hong Kong. The applicable statutory tax rate for each of the three months ended March 31, 2012 and 2011, was 16.5%.

No provision for U.S. tax was made as the Company had no assessable income in the United States for the three months ended March 31, 2012 and 2011. The enterprise income tax rate in the U.S. was 34%.

Net Income Attributable to Non-controlling Interests

The Company’s financial statements reflect an adjustment to its consolidated group net income of income attributable to non-controlling interests of $36,000 and $21,000 for the three months ended March 31, 2012 and 2011, respectively. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited and a 30% interest in Shenzhen PurCotton E-commerce Co. Ltd. for the three months ended March 31, 2012. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited for the three months ended March 31, 2011.

Net Income Attributable to Winner Medical Group Inc.

The net income attributable to Winner Medical Group Inc. was approximately $1,850,000 for the three months ended March 31, 2012, as compared to approximately $2,236,000 for the three months ended March 31, 2011, a decrease of approximately $386,000, or 17.26%. Net income as a percentage of net sales was 4.48% for the three months ended March 31, 2012, as compared with 6.73% for the same period last year.

This decrease in net income and net profit margin was primarily due to: (1) lower selling prices to customers in Europe, due to the economic downturn in those countries; (2) the recognition of an approximately $720,000 valuation allowance in income tax for its PurCotton retail business, and (3) an increase in sales and net income from medical products offsetting the net loss from the PurCotton retail business, which is still in a growth stage and requires significant start-up costs before it can contribute profits to the Company. The Company’s PurCotton retail business experienced an after-tax loss of $1,574,000 and $307,000 for the three months ended March 31, 2012 and 2011, respectively. The Company regards this loss as a strategic loss which reflects initial expenses by the Company for brand-building and expansion of online and offline distribution channels.

Comparison for the Six Months Ended March 31, 2012 and 2011

The following sets forth the Company’s statements of income for the six months ended March 31, 2012 and 2011.

Comparison of the Six Months Ended March 31, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. Dollars)

	SIX MONTHS		SIX MONTHS
	ENDED 3/31/2012		ENDED 3/31/2011
	In	As a	In	As a	Amount
Item	Thousands	Percentage	Thousands	Percentage	Change	%Change
Net sales	$82,635	100.00%	$66,924	100.00%	$15,711	23.48%
Cost of sales	$61,631	74.58%	$48,091	71.86%	$13,540	28.15%
Gross profit	$21,004	25.42%	$18,833	28.14%	$2,171	11.53%
Other operating income/(loss), net	$75	0.09%	$-102	-0.15%	$177	173.53%
Government subsidies	$246	0.30%	$1,214	1.81%	$-968	-79.74%
Gain/(Loss) on commodity financial instruments	$75	0.09%	$-1,760	-2.63%	$1,835	104.26%
Foreign currency exchange losses, net	$283	0.34%	$144	0.22%	$139	96.53%
Selling, general and administrative expenses	$14,962	18.11%	$11,858	17.72%	$3,104	26.18%
Income from operations	$6,156	7.45%	$6,184	9.24%	$-28	-0.45%
Interest income	$171	0.21%	$46	0.07%	$125	271.74%
Interest expense	$104	0.13%	$93	0.14%	$11	11.83%
Equity in earnings of 50 percent or less owned persons	$81	0.10%	$183	0.27%	$-102	-55.74%
Income taxes	$1,896	2.29%	$722	1.08%	$1,174	162.60%
Non-controlling interests	$20	0.02%	$33	0.05%	$-13	-39.39%
Net income attributable to Winner Medical Group Inc.	$4,388	5.31%	$5,564	8.31%	$-1,176	-21.14%

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Sales by Product

The following table illustrates the operating results for each product type for the six months ended March 31, 2012 and 2011.

Comparison by Operating Results for Each Product Type for the Six Months Ended March 31, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Medical Products		PurCotton® Products[1]		Consolidated
	Six	Six	Six	Six	Six	Six
	Months	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended	Ended
Item	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Net sales	$68,207	58,371	$14,428	8,553	$82,635	66,924
Gross profit	$16,680	15,913	$4,324	2,920	$21,004	18,833
Gross margin	24.45%	27.26%	29.97%	34.14%	25.42%	28.14%
Income/(loss) before income taxes	$7,000	7,144	$-696	-824	$6,304	6,320
Net income/(loss) attributable to Winner Medical Group Inc.	$5,623	6,072	$-1,235	-508	$4,388	5,564
Profit margin	8.24%	10.40%	-8.56%	-5.94%	5.31%	8.31%

1. – PurCotton® products consist of sales from jumbo roll supplies and retail business.

Sales by Region

The following table illustrates the sales revenues by regions from major geographic areas for the six months ended March 31, 2012 and 2011. The table also provides the percentage of total revenues represented by each listed region.

Comparison of Sales by Region for the Six Months Ended March 31, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Six		Six
	Months	As a	Months	As a
	Ended	Percentage of	Ended	Percentage of	Amount	As a
	3/31/2012	Total	3/31/2011 in	Total	Change in	Percentage
	Thousands	Revenue	Thousands	Revenue	Thousands	Change
Europe	26,663	32.27%	19,613	29.31%	7,050	35.95%
Britain	4,993	6.04%	5,203	7.77%	-210	-4.04%
Sweden	4,569	5.53%	3,253	4.86%	1,316	40.45%
Others	17,101	20.69%	11,157	16.67%	5,944	53.28%
North and South America	15,700	19.00%	16,238	24.26%	-538	-3.31%
U.S.A.	10,412	12.60%	13,527	20.21%	-3,115	-23.03%
Brazil	3,658	4.43%	1,923	2.87%	1,735	90.22%
Others	1,630	1.97%	788	1.18%	842	106.85%
China [1]	24,251	29.35%	16,705	24.96%	7,546	45.17%
Japan	11,353	13.74%	10,633	15.89%	720	6.77%
Others	4,668	5.65%	3,735	5.58%	933	24.98%
Total	82,635	100%	66,924	100%	15,711	23.48%

1 – Sales to the China market include medical sales to hospitals, chain drug stores and local distributors, PurCotton® jumbo roll supplies and PurCotton® retail business.

Net Sales

Net sales increased by approximately $15,711,000, or 23.48%, to approximately $82,635,000 for the six months ended March 31, 2012 from approximately $66,924,000 for the six months ended March 31, 2011. The increase in net sales was mainly attributable to significant continuing demand from existing and new customers in Europe and the robust expansion of medical products and PurCotton® products in China.

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Net sales generated from Europe increased 35.95% during the six months ended March 31, 2012 to $26,663,000, from $19,613,000 during the six months ended March 31, 2011. Generally, customers in Europe are trying to lower purchase cost while maintain product quality. In order to seize this opportunity by adding new customers and following up with existing ones in those countries, the Company temporarily lowered the selling price of certain products, which resulted in more orders from these customers. Of note, sales generated from other countries in Europe and Sweden increased $5,944,000, or 53.28%, and $1,316,000, or 40.45%, during the six months ended March 31, 2012, respectively, as the Company added new customers and received more orders from its existing customers in these countries. However, sales generated from Britain decreased approximately $210,000, or 4.05%, due to (1) one of customers integrated its supply chain resulting in reduce inventory stock level and (2) raw material shipping delays which affected the Company’s ability to meet customer required lead times.

Net sales from North and South America slightly decreased by 3.31% for the six months ended March 31, 2012, to $15,700,000 from $16,238,000 for the six months ended March 31, 2011. This decrease was mainly due to one of our major customers in the United States adjusting procurement plans for certain medical dressing products. However, this decrease was offset by the growth in orders from other countries, such as Venezuela, as the Company continued its expansion into South American markets.

Net sales to Japan slightly increased, with a growth of 6.77% to $11,353,000 for the six months ended March 31, 2012 from $10,633,000 for the six months ended March 31, 2011. This increase in sales was due to the Company adding new customers in Japan.

Net sales for medical products and PurCotton® products in the China market increased by approximately $7,546,000, or 45.17%, to approximately $24,251,000 for the six months ended March 31, 2012 from approximately $16,705,000 for the six months ended March 31, 2011. This increase was primarily composed of:

(1)	net sales from medical products in China reached $9,823,000, from $8,152,000 for the six months ended March 31, 2011, an increase of approximately $1,671,000, or 20.50%, as compared to same period last year, due to the Company’s continuing efforts to expand its sales channels, including increasing the number of local distributors covering more hospitals and penetrating deeper into existing hospitals, chain drug stores and other channels;

(2)	net sales attributable to the PurCotton® jumbo roll-supply business increased to $10,210,000 for the six months ended March 31, 2012 from $6,746,000 in the same period last year, an increase of $3,464,000, or 51.35%. This significant increase was due to increased demand from China customers who used it as a material in hygiene products and the versatile use of jumbo-rolls in areas such as home care and disposable products. With the increasing demand from these customers, PurCotton® jumbo roll sales have been steadily growing; and

(3)	net sales attributable to the PurCotton® retail business, which consists of online and offline businesses with 45 PurCotton retail stores as of March 31, 2012, two online sales platforms and sales to distributors, increased approximately $2,411,000 to $4,218,000 for the six months ended March 31, 2012, as compared to $1,807,000 in the same period last year (when the Company had only 33 PurCotton® retail stores and its online business was in the initial stage of development, as well as almost no mass distribution yet to supermarkets and department stores). The PurCotton® consumer products have been receiving positive customer feedback and gaining brand recognition, as evidenced by increasing sales and membership in the Company’s customer loyalty program.

Cost of Sales

The Company’s cost of sales increased by approximately $13,540,000, to approximately $61,631,000, for the six months ended March 31, 2012, from approximately $48,091,000 for the six months ended March 31, 2011. The cost in sales as a percentage of net sales was 74.58% and 71.86% for the six months ended March 31, 2012 and 2011, respectively. The increase in cost of sales was mainly attributable to: (1) an approximately 15% salary increase compared to the six months ended March 31, 2011; (2) the use of cotton with higher average purchase prices, as compared with the same period last year; and (3) an increase of approximately $647,000 impairment for a carding machine, which is a core component in one of the Company’s manufacturing lines. The management regularly tests this component for suitability for continued use. Due to the failure of this component, an impairment on the value of the carding machine was made as the carrying amount of the machine is not recoverable and exceeds its fair value.

Gross Profit

The Company’s gross profit increased by approximately $2,171,000 to approximately $21,004,000 for the six months ended March 31, 2012, from approximately $18,833,000 for the six months ended March 31, 2011. Gross profit as a percentage of net revenues was 25.42% for the six months ended March 31, 2012, compared with 28.14% for the six months ended March 31, 2011. The decrease in gross margin was mainly due to the challenging global economic conditions, especially in Europe and the U.S., which forced governments in these areas to tighten public expenditures leading to a more stringent budget for medical products. In order to maintain long-term cooperation with these customers, the Company offered certain products with lower selling prices than before to maintain and attract orders during the current economic climate. The Company expects that its adjustment of selling prices will be subject to global economic conditions and customer demands.

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Other Operating Income/(Loss), Net

The Company’s other operating income, net, for the six months ended March 31, 2012, was income of $75,000, as compared with a loss of $102,000 for the six months ended March 31, 2011. Other operating income, net, mainly consists of disposals of leftover and obsolete materials and small amounts of processed cotton.

Government Subsidies

The Company’s government subsidies decreased $968,000 to $246,000 for the six months ended March 31, 2012, from $1,214,000 for the six months ended March 31, 2011. The decrease was mainly driven by the reduced receipt of financial incentives from PRC government authorities (especially from the Shenzhen government) because public expenses for holding certain local events resulted in less money for financial incentives to local companies, as compared to the same period last year.

Gain/(Loss) on Commodity Financial Instruments

Gain on commodity financial instruments for the six months ended March 31, 2012 was primarily composed of a gain of approximately $75,000 on trading cotton futures, compared to a loss of approximately $1,760,000 in the same period last year. The gain resulted from implementation of more stringent trading policies and process controls since the establishment of the Company’s Commodity Trading Center in July 2011.

Cotton is the Company’s primary raw material used in its manufacturing process. In the past, cotton prices have experienced periods of rapid increases and fluctuations. In such a situation, the Company cannot secure stable price quotes from cotton suppliers, resulting in inconsistency in the prices quoted to its customers. Therefore, the Company engages in cotton futures transactions in order to manage the impact of volatility in cotton prices on production.

Foreign Currency Exchange Losses, Net

The Company’s exchange difference, net, for the six months ended March 31, 2012, decreased $139,000 to a loss of $283,000, from a loss of $144,000 for the six months ended March 31, 2011. The increase in loss was mainly due to the Company’s involvement in foreign trades with international customers, the majority of which were settled in U.S. Dollars. The average exchange rates of RMB against U.S. Dollar were 6.3265 for the six months ended March 31, 2012 and 6.6197 in the same period last year, indicating a 4.43% appreciation of the RMB against the U.S. Dollar.

In order to minimize the currency exchange rate risk, the Company has been (1) reinforcing and expanding its businesses in the China market and (2) inserting clauses into contracts stipulating that the selling price is subject to the fluctuation of currency and the price of raw materials.

Selling, General and Administrative Expenses

The Company’s selling, general and administrative expenses increased $3,104,000 to approximately $14,962,000 for the six months ended March 31, 2012, from approximately $11,858,000 for the six months ended March 31, 2011. The selling, general and administrative expenses as a percentage of net sales was 18.11% and 17.72% for the six months ended March 31, 2012 and 2011, respectively. The increase in selling, general and administrative expenses resulted from increases in salary, leasing expenses, domestic transportation expenses and advertising fees, as well as new product sales fees (such as slotting allowance and bar code expenses to stores) for PurCotton retail products. These changes are:

(1)	salary (including wages, welfare, social insurance and stock incentives) increases of approximately $1,933,000, or 45.79%, during the six months ended March 31, 2012, as compared to the same period last year. The increase was primarily due to increases in wages and welfare for new and existing staff, as well as an increase in stock incentives to key employees;

(2)	leasing expense increases of approximately $686,000 during the six months ended March 31, 2012, as compared with the same period last year. The increase was mainly attributable to the rent paid for existing and newly-established PurCotton self-operated chain stores. The number of PurCotton retail stores increased to 45, as of March 31, 2012, from 33, as of March 31, 2011;

(3)	advertising fees, slotting allowance and bar code expenses to stores such as supermarkets and department stores, for the PurCotton retail business increases of $441,000 during the six months ended March 31, 2012, as compared with the same period last year. This increase was due to the Company: (a) engaging in more promotional activities for PurCotton retail products; and (b) launching its products into supermarkets and department stores, which resulted in the payment of new product sales fees expenses; and

(4)	increases in transportation expenses in China of approximately $478,000, as compared with the same period last year, due to an increase in sales and increases in the cost of logistics related to the PurCotton retail business and medical products as broader distribution channels were built.

Interest Expense

Interest expense increased to approximately $104,000, or 0.13% of net sales, for the six months ended March 31, 2012, as compared to approximately $93,000, or 0.14% of net sales, for the same period last year, an increase of approximately $11,000. The Company’s short-term bank loan, as of March 31, 2012, was approximately $6,355,000, compared to approximately $6,294,000 short-term bank loan for the six months ended March 31, 2011. The Company’s bank loans are primarily used as a supplement to working capital for daily operations.

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Income Taxes

The Company’s income tax provision for the six months ended March 31, 2012 was $1,896,000, as compared to $722,000 for the six months ended March 31, 2011, an increase of $1,174,000. Income tax as a percentage of income before income taxes was 30.07% for the six months ended March 31, 2012, as compared with 11.43% for the same period last year.

According to PRC tax laws, a company’s pretax income in the current year cannot offset a loss that occurred more than five years ago. As the Company expects that the pretax income of PurCotton retail business may not be sufficient to utilize the unused tax losses before such expiration period, the Company recognized an approximate $907,000 valuation allowance for unused tax losses arising from the calendar years 2010 and 2011 to retail business during the six months ended March 31, 2012. This resulted in a comparatively higher effective tax rate for the six month period ended March 31, 2012 as compared to the same period last year.

The tax rates applicable to the Company’s PRC wholly owned subsidiaries are as follows:

	Calendar
	Year Ended
	December 31,	Calendar Year Ending December 31,
	2011	2012	2013	2014	2015
Winner Medical & Textile Ltd., Jingmen	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Jiayu	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Yichang	25%	25%	25%	25%	25%
Winner Medical (Huanggang) Co., Ltd.	12.5%	12.5%	25%	25%	25%
Winner Medical & Textile Ltd. Chongyang	25%	25%	25%	25%	25%
Hubei Winner Textile Co., Ltd.	25%	25%	25%	25%	25%
Shanghai Winner Medical Apparatus Co., Ltd.	12.5%	25%	25%	25%	25%
Winner Industries (Shenzhen) Co., Ltd.[1]	15%	25%	25%	25%	25%
Shenzhen PurCotton Technology Co., Ltd.	25%	25%	25%	25%	25%
Winner (Huanggang) Cotton Processing Co., Ltd.	25%	25%	25%	25%	25%
Beijing PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Guangzhou PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Shanghai PurCotton Co., Ltd.	25%	25%	25%	25%	25%

1 –	For years 2012, 2013 and 2014, the preferential tax rate of 15% will be subject to whether Winner Shenzhen can successfully renew the High and New Technology Enterprise Certificate which was awarded in 2009.

Winner Medical (Hong Kong) Limited and HK PurCotton Co. Ltd were subject to Hong Kong taxation on their activities conducted in Hong Kong and income arising in or derived from Hong Kong. The applicable statutory tax rate for each of the six months ended March 31, 2012 and 2011, was 16.5%.

No provision for U.S. tax was made as the Company had no assessable income in the United States for the six months ended March 31, 2012 and 2011. The enterprise income tax rate in the United States was 34%.

Net Income Attributable to Non-controlling Interests

The Company’s financial statements reflect an adjustment to its consolidated group net income of income attributable to non-controlling interests of $20,000 and $33,000 for the six months ended March 31, 2012 and 2011, respectively. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited and a 30% interest in Shenzhen PurCotton E-commerce Co. Ltd. for the six months ended March 31, 2012. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited for the six months ended March 31, 2011.

Net Income Attributable to Winner Medical Group Inc.

The net income attributable to Winner Medical Group Inc. was approximately $4,388,000 for the six months ended March 31, 2012, as compared to approximately $5,564,000 for the six months ended March 31, 2011, a decrease of approximately $1,176,000, or 21.14%. Net income as a percentage of net sales was 5.31% for the six months ended March 31, 2012, as compared with 8.31% for the same period last year.

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This decrease in net income and net profit margin was primarily due to: (1) the lower selling prices to customers in Europe and the United States due to the economic downturn; (2) the recognition of an approximately $907,000 valuation allowance in income tax for its PurCotton retail business; and (3) an increase in sales and net income from medical products offsetting the net loss from the PurCotton retail business, which is still in a growth stage and requires significant start-up costs before it can contribute profits to the Company. The Company’s PurCotton retail business experienced an after-tax loss of $2,661,000 and $846,000 for the six months ended March 31, 2012 and 2011, respectively. The Company regards this loss as a strategic loss that reflects initial expenses by the Company for brand-building and expansion of online and offline distribution channels.

Inventory turnover

The Company’s inventory increased to approximately $26,184,000 as of March 31, 2012, as compared with approximately $25,409,000 as of September 30, 2011, an increase of $775,000, or 3.05%. Raw materials, work in process and finished goods accounted for approximately 43.32%, 25.43% and 31.25% of inventories as of March 31, 2012. The Company’s inventory turnover was 81 and 76 days for the six months ended March 31, 2012 and the year ended September 30, 2011, respectively. The slightly increased inventories during the six months ended March 31, 2012 was driven by the higher level of materials usage driven by increased net sales. However, the inventories decreased by approximately $4,672,000 as compared with approximately $30,856,000 as of December 31, 2011. The decrease was mainly driven by the Company’s strong management of inventory turnover level and the lower level of purchases of seed cotton by Winner (Huanggang) Cotton Processing Co, Ltd. due to the seasonality of the cotton plant.

Accounts and notes receivable collection period

Accounts and notes receivable increased to approximately $23,342,000 as of March 31, 2012, as compared to approximately $20,982,000 as of September 30, 2011, an increase of approximately $2,360,000 or 11.25%. The Company’s average accounts receivable collection period was 47 days and 44 days for the six months ended March 31, 2012 and the fiscal year ended September 30, 2011, respectively. The increase in the accounts receivable collection period is mainly due to: (1) increased sales of Chinese medical products to distributors and hospitals in China, which have a much longer account receivable collection period than those in other countries; and (2) comparatively greater numbers of sales in February and March 2012, compared with the sales in January 2012. Sales were approximately $10,554,000, $13,768,000 and $16,993,000 in January, February and March 2012, respectively, and the Company’s average account receivable collection is approximately 45 days. Thus, most of the accounts receivable are expected to be collected in the third quarter of fiscal 2012.

International sales have long been a major portion of the Company’s net sales, and most of such international sales were settled with Letters of Credit (L/C) secured by intermediary banks. The collection age of approximately 99% of accounts receivable as of March 31, 2012 was less than or equal to three months.

In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2012. This insurance policy will expire on December 31, 2012 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is $2.5 million.

The accounts and notes receivable collection age as of March 31, 2012 is illustrated as follows:

(All amounts, other than percentages, in thousands of U.S. Dollars)

	Amount	As a
Periods	In Thousands	Percentage
Less than or equal to 3 months	$23,278	99.73%
3 to 6 months	$31	0.13%
6 to 12 months	$17	0.07%
More than 12 months	$16	0.07%
Total	$23,342	100.00%

Liquidity and Capital Resources

As of March 31, 2012, the Company had cash and cash equivalents of approximately $18,581,000.

Cash Flows for the Six Months Ended March 31, 2012 and 2011

( All amounts in thousands of U.S. dollars )

	Six Months Ended
	March 31,
	2012	2011
Net cash provided by/(used in) operating activities	7,723	(5,762)
Net cash used in investing activities	(11,437)	(2,556)
Net cash provided by financing activities	158	5,076
Effect of exchange rate changes	192	418
Net decrease in cash and cash equivalents	(3,364)	(2,824)
Cash and cash equivalents at the beginning of period	21,945	14,818
Cash and cash equivalents at the end of period	18,581	11,994

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Operating Activities

Net cash provided by operating activities was $7,723,000 for the six months ended March 31, 2012, an increase of $13,485,000 from $5,762,000 of net cash used in operating activities for the same period last year. Overall, this increase was mainly due to:

(1)	cash flows used in inventories of approximately $531,000 during the six months ended March 31, 2012, as compared with cash flows used in inventories of approximately $10,194,000 for the six months ended March 31, 2011, an decrease of approximately $9,663,000. This decrease in cash flows used in inventories was driven by the Company’s stronger management of the performance of inventory turnover; and

(2)	cash flows used by prepaid expenses and other current assets of approximately $779,000 during the six months ended March 31, 2012, as compared with cash flows used in prepaid expenses and other current assets of approximately $4,987,000 for the six months ended March 31, 2011, a decrease in cash flows used of approximately $4,208,000. This decrease was mainly due to (a) the stable price of cotton, resulting in a decrease of prepaid deposit to third parties and (b) decreased prepaid deposit for processed cotton procurement. The start of operations by Winner (Huanggang) Cotton Processing Co., Ltd., which provides the Company with more processed cotton, resulted in less need to purchase processed cotton from third parties compared with the same period last year, thereby decreasing the demand for prepaid deposits for processed cotton procurement.

Investing Activities

Net cash used in investing activities for the six months ended March 31, 2012 was $11,437,000, an increase of $8,881,000 from $2,556,000 for the six months ended March 31, 2011. During the six months ended March 31, 2012, the increased cash used in investing activities was primarily for: (1) the Company’s net purchase of held-to-maturity investments of approximately $3,427,000; (2) an approximately $876,000 initial investment by Winner Medical & Textile Ltd. Chongyang in the construction of buildings for expanding and relocating production lines; and (3) an approximately $2,600,000 investment in the installation of manufacturing lines for PurCotton baby diapers.

Financing Activities

The Company’s primary net cash provided by financing activities was net proceeds of bank borrowings for the six months ended March 31, 2012. Net cash provided by financing activities for the six months ended March 31, 2012 totaled $158,000, a decrease of $4,918,000, which is mainly due to the net proceeds from bank borrowing being $Nil, compared with $5,287,000 in the same period of last fiscal year.

The Company’s debt to asset ratio was approximately 16.48% as of March 31, 2012. The Company plans to maintain its debt to asset ratio below 40% in order to provide adequate space for new bank loans if needed. The Company believes that it currently maintains a good business relationship with each of the banks with which it has loans. As of March 31, 2012, the Company had approximately $30.19 million in bank credit facilities from three commercial banks and, after utilizing bank loans of $6.35 million, there is $23.84 million available under bank credit facilities. These facilities consist of approximately: (i) $6.35 million from Shenzhen Branch of China Merchants Bank; (ii) $12.71 million from Shenzhen Branch of the Industrial and Commercial Bank of China; and (iii) $4.78 million from Huanggang Branch of Agricultural Development Bank of China. The weighted average interest rate on short-term borrowings for the six months ended March 31, 2012 and 2011, was 7.31% and 4.41% per annum, respectively.

The Company’s subsidiaries in Shenzhen and Huanggang have credit lines with the Shenzhen Branch of China Merchants Bank, the Shenzhen Branch of the Industrial and Commercial Bank of China and Huanggang Branch of Agricultural Bank of China, representing trade acceptances, loans and overdrafts.

Bank loans as of March 31, 2012

			Balance as of
			March 31, 2012
Item	Bank	Loan period	US$
A	Shenzhen Branch of China Merchants Bank	11-28-2011 to 09-16-2012	3,177,000
B	Shenzhen Branch of China Merchants Bank	12-29-2011 to 09-16-2012	3,177,000
		Total	6,354,000

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These loan facilities are all secured by the Company’s buildings, plant and machinery. These revolving lines of credit allow the Company to renew short-term loans when due, and the banks reevaluate the Company’s credit line annually. These bank facilities enable the Company to utilize the short-term loans and enjoy a lower interest expense compared with long-term loans.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Company’s management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. The Company considers its critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

•	Revenue Recognition –The Company derives its revenue primarily from the sales of disposable medical dressings and PurCotton® products. Sales of goods are recognized when goods are shipped, title of goods sold has passed to the purchaser, the price is fixed or determinable as stated on the sales contract, and its collectability is reasonably assured. Customers do not have a general right of return on products shipped. Product returns to the Company were insignificant.

•	Inventory –Inventories are stated at the lower of cost or market, determined by the weighted average method. Work-in-progress and finished goods inventories consist of raw materials, direct labor and overhead associated with the manufacturing process.

•	Trade accounts receivable –Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at reporting period-end. Based on management's assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that realization losses on balances outstanding at reporting period-end will be immaterial.

•	Property, plant and equipment –Property, plant and equipment are stated at cost including the cost of improvements. Maintenance and repairs are charged to expenses as incurred. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. Depreciation and amortization are provided on the straight-line method based on the estimated useful lives of the assets as follows:

Leasehold land	Over the lease term

Buildings	10 - 30 years

Plant and machinery	10 - 12 years

Furniture, fixtures and equipment	5 - 8 years

Motor vehicles	5 - 8 years

Leasehold improvements	Over the lease term

•	Impairment of long-lived assets – The Company evaluates all of its long-lived assets for impairment in accordance with the provisions of ASC 360, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company assesses the impairment of fixed assets on an annual basis or whenever events or changes in circumstances indicate that the fair value or future discounted cash flows of these assets is less than the carrying value. Should events indicate that any of the Company’s long-lived assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value, or the difference between the carrying value and future discounted cash flows of the impaired assets, and recorded in earnings during the period of such impairment.

20

•	Financial Instruments and Derivatives – The Company does not use derivative financial instruments for speculative trading purpose, nor does it hold or issue leveraged derivative financial instruments. However, the Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility on earnings and cash flows, the Company enters into several foreign-currency forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. The Company’s foreign currency forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quote prices of these foreign currency forward contracts can be obtained directly from commercial banks. The Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, the Company has not designated or accounted for them as hedging instruments. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

•	Stock-Based Compensation – The Company has adopted ASC 718, ''Compensation-Stock Compensation,'' which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which the Company estimates based upon historical forfeitures.

•	Income taxes –Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Any tax paid by subsidiaries during the year is recorded. Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purpose and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred income tax liabilities or assets are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and the financial reporting amounts at each year end. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted ASU No. 2011-05 for its fiscal 2012 year.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to ASC 210, Balance Sheet. The update requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the amendments require disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The guidance is effective December 1, 2013 and is to be applied retrospectively. This guidance does not amend the existing guidance on when it is appropriate to offset. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Seasonality

The Company’s operating results and operating cash flows historically have not been subject to seasonal variations. This pattern may change, however, as a result of new market opportunities or new product introductions.

21

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable.

ITEM 4.	CONTROLS AND PROCEDURES.

A.	Disclosure controls and procedures.

The Company’s management, under the supervision and with the participation of its chief executive officer and chief financial officer, Messrs. Jianquan Li and Xiuyaun Fang, respectively, evaluated the effectiveness of the Company’s disclosure controls and procedures as of March 31, 2012, the end of the period covered by this Report. The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, or the Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports, such as this Form 10-Q, that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Based on that evaluation, Messrs. Li and Fang concluded that the Company’s disclosure controls and procedures were effective as of March 31, 2012.

The Company’s disclosure controls and procedures are designed to provide reasonable, not absolute, assurance that the objectives of its disclosure control system are met. Because of inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues, if any, within a company have been detected.

B.	Changes in internal control over financial reporting.

There were no changes in the Company’s internal control over financial reporting during the three months ended March 31, 2012 that materially affected or were reasonably likely to materially affect the Company’s internal control over financial reporting.

22

PART II

OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS.

Between April 9 and April 27, 2012, three purported shareholder class actions were filed against the Company, its board of directors and its chief executive officer, Jianquan Li, in District Court, Clark County, Nevada (the “Class Actions”). The Class Actions arise from Mr. Li’s initial non-binding proposal on April 2, 2012 to acquire all outstanding shares of the Company’s common stock not owned or controlled by him or his wife in a “going private” transaction. The Class Actions allege that the Company’s board of directors have breached their fiduciary duties to the Company as a result of the proposed “going private” transaction, and the Company has aided and abetted those alleged breaches. The Company has not yet responded to the Class Actions, but believes the allegations therein are without merit. The Company intends to defend itself vigorously against the claims.

The Company has not yet been required to respond formally to these lawsuits. In addition, the complaints do not specify any amount of damages to be sought by plaintiffs. Because these matters are in very early stages, the Company cannot determine whether or not an adverse outcome is probable, nor can it provide a reasonable estimate of any potential losses related to these matters. While the Company believes that it has meritorious defenses to each of these actions and intends to defend them vigorously, an adverse outcome in one or more of these matters could have a material adverse effect on the Company’s business, financial condition, results of operations or liquidity

Other than the above, the Company is currently not aware of any such legal proceedings or claims that it believes it will have a material adverse affect on its business, financial condition or operating results. In addition, to the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than five percent of the Company’s securities, or any associate of any such director, officer or security holder, is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

ITEM 1A.	RISK FACTORS.

Not applicable.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4.	MINE SAFETY DISCLOSURES.

Not applicable.

ITEM 5.	OTHER INFORMATION.

None.

ITEM 6.	EXHIBITS.

The list of exhibits required to be filed as exhibits to this Report is listed under the “Exhibit Index,” which is incorporated herein by reference.

23

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: May 10, 2012

WINNER MEDICAL GROUP INC.

By:	/ s/ Jianquan Li
Jianquan Li
Chief Executive Officer and Chairman
(Principal Executive Officer)

By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer and Treasurer
(Principal Financial Officer)

24

EXHIBIT INDEX

31.1	Certification of Principal Executive Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

31.2	Certification of Principal Financial Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of Principal Executive Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

32.2	Certification of Principal Financial Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

The following materials from the Winner Medical Group Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed on May 10, 2012 formatted in Extensible Business Reporting Language (XBRL):

(i)	Condensed Consolidated Balance Sheets (Unaudited),
(ii)	Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited),
(iii)	Condensed Consolidated Statements of Stockholders’ Equity (Unaudited),
(iv)	Condensed Consolidated Statements of Cash Flows (Unaudited), and
(v)	Notes to Condensed Consolidated Financial Statements (Unaudited)

*	filed herewith

+	XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

25

ANNEX I

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10−Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: June 30, 2012

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 001-34484

WINNER MEDICAL GROUP INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	33-0215298
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification. No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
(Address of principal executive offices) (Zip Code)

86-(755) 28138888
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months or for such shorter period that the registrant was required to file such reports, and (2) has been subject to such filing requirements for the past 90 days.      Yes ☒      No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).          Yes ☒     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares outstanding of the issuer’s class of common equity as of August 9, 2012 was 24,371,872.

26

2

Cautionary Statement

This Quarterly Report on Form 10-Q, including the following “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contains forward-looking statements that are based on the beliefs of the Company’s management and involve risks and uncertainties, as well as assumptions that, if they ever materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. The words “believes,” “expects,” “anticipates,” “projects,” “targets,” “optimistic,” “intends,” “aims,” “will” or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; any of the factors mentioned in the “Risk Factors” section of the Company’s Annual Report on Form 10-K; and any statements of assumptions underlying any of the foregoing.

Except as otherwise indicated by the context, references in this report to “the Company,” “Winner,” “Winner Medical,” “we,” “us” or “our” are references to the combined business of Winner Medical Group Inc. and its subsidiaries. The English translation of the names of the Company’s subsidiaries which were incorporated in the People’s Republic of China (the “PRC”) is for reference only. The official names of the PRC subsidiaries are in Chinese.

3

PART I

FINANCIAL INFORMATION

ITEM 1.	FINANCIAL STATEMENTS.

WINNER MEDICAL GROUP INC.

  Condensed Consolidated Financial Statements (Unaudited)

  For the three and nine months ended June 30, 2012 and 2011

4

WINNER MEDICAL GROUP INC.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Page

Condensed Consolidated Balance Sheets	F-1

Condensed Consolidated Statements of Income and Comprehensive Income	F-2

Condensed Consolidated Statements of Stockholders’ Equity	F-3

Condensed Consolidated Statements of Cash Flows	F-4

Notes to Condensed Consolidated Financial Statements	F-5-F-20

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30,	September 30,
	2012	2011
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	25,225,650	21,945,105
Restricted bank deposits	107,679	1,836,491
Restricted broker margin account	475,106	0
Accounts and notes receivable, less allowances for doubtful accounts of US$92,213 and US$159,485 at June 30, 2012 and September 30, 2011, respectively	23,789,096	20,982,263
Amounts due from affiliated companies	84,550	157,779
Inventories	25,500,169	25,408,700
Prepaid expenses and other current assets	11,805,719	8,334,504
Income taxes recoverable	234,400	146,408
Deferred tax assets	345,293	376,411
Total current assets	87,567,662	79,187,661
Property, plant and equipment, net	69,678,053	65,461,750
Investment in equity investees	2,573,325	2,421,915
Intangible assets, net	148,340	126,918
Prepaid expenses and other receivables	2,463,983	1,596,354
Deferred tax assets	1,190,522	1,124,089
Total assets	163,621,885	149,918,687

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Short-term bank loans	6,324,211	6,294,356
Accounts payable	10,137,984	7,420,580
Accrued payroll and employee benefits	3,508,256	3,141,756
Customer deposits	1,099,714	1,115,887
Accrued and other liabilities	6,822,643	4,253,889
Amounts due to affiliated companies	85,402	0
Income taxes payable	1,437,598	1,970,710
Total current liabilities	29,415,808	24,197,178
Deferred tax liabilities	0	45,025
Total liabilities	29,415,808	24,242,203

Commitments and contingencies

Stockholders’ equity:
Common stock, par value $0.001 per share; authorized 247,500,000, issued and outstanding June 30, 2012 –24,371,872 shares; September 30, 2011 –24,140,247 shares	24,373	24,141
Additional paid-in capital	43,559,598	42,490,464
Retained earnings	65,635,028	58,984,686
Statutory reserves	5,932,049	5,866,970
Accumulated other comprehensive income	18,790,415	18,169,505
Total Winner Medical Group Inc. stockholders’ equity	133,941,463	125,535,766

Noncontrolling interests	264,614	140,718
Total stockholder’s equity	134,206,077	125,676,484

Total liabilities and stockholder’s equity	163,621,885	149,918,687

See accompanying notes to condensed consolidated financial statements.

F-1

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(UNAUDITED)

	Three months ended June 30,		Nine months ended June 30,
	2012	2011	2012	2011
	US$	US$	US$	US$

Net sales	48,191,971	41,536,465	130,827,383	108,460,785

Cost of sales	(35,960,360)	(30,227,856)	(97,591,364)	(78,318,957)
Gross profit	12,231,611	11,308,609	33,236,019	30,141,828

Other operating income/(loss), net	144,329	(2,831)	218,960	(104,786)
Government subsidies	169,784	90,407	416,274	1,304,622
Realized gain/(loss) on commodity financial instruments	92,791	65,037	167,467	(1,694,632)
Foreign currency exchange gain/(loss)	199,642	(270,910)	(83,240)	(415,041)
Selling, general and administrative expenses	(10,576,805)	(7,293,780)	(25,538,616)	(19,151,578)

Income from operations	2,261,352	3,896,532	8,416,864	10,080,413
Interest income	109,120	59,088	279,760	105,256
Interest expense	(125,150)	(134,793)	(228,701)	(227,978)
Equity in earnings of 50 percent or less owned persons	69,945	179,745	151,410	362,860
Income before income taxes	2,315,267	4,000,572	8,619,333	10,320,551

Income taxes	55,227	(565,349)	(1,840,529)	(1,287,744)
Net income	2,370,494	3,435,223	6,778,804	9,032,807

Net income attributable to noncontrolling interests	(43,210)	(10,698)	(63,383)	(44,102)
Net income attributable to Winner Medical Group Inc.	2,327,284	3,424,525	6,715,421	8,988,705

Comprehensive income:
Net income	2,370,494	3,435,223	6,778,804	9,032,807
Foreign currency translation difference	(600,851)	1,385,899	621,397	3,757,299
Comprehensive income attributable to noncontrolling interests	(41,732)	(10,672)	(63,870)	(44,452)

Comprehensive income attributable to Winner Medical Group Inc.	1,727,911	4,810,450	7,336,331	12,745,654

Net income attributable to Winner Medical Group Inc. per share
- basic	0.10	0.14	0.28	0.37
- diluted	0.09	0.14	0.27	0.37

Weighted average common stock outstanding
- basic	24,371,872	24,130,247	24,365,867	24,125,593
- diluted	25,013,418	24,601,088	24,770,079	24,621,897

See accompanying notes to condensed consolidated financial statements.

F-2

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

(UNAUDITED)

						Accumulated
	Common stock		Additional			other	Non-	Total
	Stock		paid-in	Retained	Statutory	comprehensive	controlling	Stockholders’
	outstanding	Amount	capital	earnings	reserves	Income	interests	equity
		US$	US$	US$	US$	US$	US$	US$

Balance at September 30, 2010	23,950,740	23,951	40,154,494	48,730,034	4,585,731	12,302,762	100,199	105,897,171

Restricted stock units granted	0	0	618,129	0	0	0	0	618,129
Stockholder’s contribution	0	0	1,718,031	0	0	0	0	1,718,031
Issuance of restricted stock units	189,507	190	(190)	0	0	0	0	0

Net income	0	0	0	11,535,891	0	0	39,772	11,575,663

Foreign currency translation adjustments	0	0	0	0	0	5,866,743	747	5,867,490
Transfer to statutory reserves	0	0	0	(1,281,239)	1,281,239	0	0	0
Balance at September 30, 2011	24,140,247	24,141	42,490,464	58,984,686	5,866,970	18,169,505	140,718	125,676,484
Restricted stock units and stock options granted	0	0	1,129,392	0	0	0	0	1,129,392
Issuance of restricted stock units	231,625	232	(232)	0	0	0	0	0

Net income	0	0	0	6,715,421	0	0	63,383	6,778,804

Transfer from Statutory reserves	0	0	0	(65,079)	65,079	0	0	0
Foreign currency translation adjustments	0	0	0	0	0	620,910	487	621,397
Contribution from noncontrolling interests	0	0	0	0	0	0	474,593	474,593
Purchase of noncontrolling interests	0	0	(60,026)	0	0	0	(414,567)	(474,593)

Balance at June 30, 2012	24,371,872	24,373	43,559,598	65,635,028	5,932,049	18,790,415	264,614	134,206,077

See accompanying notes to condensed consolidated financial statements.

F-3

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine months ended June 30,
	2012	2011
	US$	US$
Cash flows from operating activities
Net income	6,778,804	9,032,807
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization of property, plant and equipment	4,594,318	4,030,486
Amortization of intangible assets	26,267	20,789
Loss on disposal of property, plant and equipment	129,211	246,097
Impairment of property, plant and equipment	1,464,403	0
Change in fair value of financial instruments, net	(3,028)	(71,071)
Equity in earnings of 50 percent or less owned persons	(151,410)	(362,860)
Investment income from held-to-maturity investments	(197,441)	(55,835)
Stock-based compensation expenses	1,129,392	644,726
Gain on realized commodity financial instruments	(74,496)	0
Deferred tax	(73,436)	(589,145)
Changes in operating assets and liabilities:
Restricted bank deposits	1,575,114	193,677
Restricted broker margin account	(400,610)	(1,293,173)
Accounts receivable	(2,707,311)	(4,254,544)
Amounts due from affiliated companies	73,977	(7,208)
Inventories	29,048	(8,676,339)
Prepaid expenses and current assets	(3,438,644)	(3,949,729)
Income taxes recoverable	(87,298)	7,061
Accounts payable	2,682,207	2,582,464
Accrued payroll and employee benefits	351,598	458,738
Customer deposits	(21,467)	11,332
Accrued and other liabilities	1,978,259	309,727
Amounts due to affiliated companies	85,402	653
Income taxes payable	(537,882)	84,838
Net cash provided by/ (used in) operating activities	13,204,977	(1,636,509)

Cash flows from investing activities
Purchase of property, plant and equipment	(7,733,003)	(5,070,594)
Purchase of intangible assets	(47,031)	(23,904)
Proceeds from disposal of property, plant and equipment	40,585	39,139
Deposits paid for property, plant and equipment	(2,244,371)	(1,589,928)
Redemption of held-to-maturity investments	36,480,515	31,229,055
Purchase of held-to-maturity investments	(36,283,074)	(29,647,424)
Net cash used in investing activities	(9,786,379)	(5,063,656)

Cash flows from financing activities
Proceeds from bank borrowings	9,461,036	12,752,313
Repayment of bank borrowings	(9,461,036)	(4,390,219)
Purchase of noncontrolling interests	(425,747)	(211,490)
Restricted bank deposits	157,756	0
Net cash (used in)/provided by financing activities	(267,991)	8,150,604

Effect of exchange rate changes	129,938	723,033

Net increase in cash and cash equivalents	3,280,545	2,173,472
Cash and cash equivalents, beginning of period	21,945,105	14,818,179
Cash and cash equivalents, end of period	25,225,650	16,991,651

Supplemental disclosures of cash flows information:
Cash paid during the period for:
Cash paid for interest, net of capitalized interest of US$183,875 and US$Nil during the nine months ended June 30, 2012 and 2011, respectively	228,701	227,978
Income taxes	2,542,999	1,864,125

See accompanying notes to condensed consolidated financial statements.

F-4

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.	Basis of Preparation of Financial Statements

The accompanying condensed consolidated financial statements of Winner Medical Group Inc (“Winner Medical” or the “Company”) have been prepared in accordance with generally accepted accounting principles in the United States of America for interim consolidated financial information. Accordingly, they do not include all the information and notes necessary for comprehensive consolidated financial statements.

In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the operating results for the three and nine months ended June 30, 2012 have been made. It is suggested that these condensed consolidated financial statements be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual report on Form 10-K for the year ended September 30, 2011. The Company follows the same accounting policies in preparation of interim reports.

Results for the interim periods presented are not necessarily indicative of the results that might be expected for the entire fiscal year.

2.	Description of Business

The principal activities of the Company and its subsidiaries consist of research and development, manufacturing and trading of medical dressings, medical disposables and PurCotton® products. Activities of the Company are principally conducted by subsidiaries operating in the People’s Republic of China (the “PRC”).

3.	Recently Issued Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. In addition, ASU 2011-04 expanded the required disclosures around fair value measurements including (i) reporting the level in the fair value hierarchy used to value assets and liabilities which are not measured at fair value, but where fair value is disclosed, and (ii) qualitative disclosures about the sensitivity of Level 3 fair value measurements to changes in unobservable inputs used. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted ASU No. 2011-05 for its 2012 fiscal year.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to ASC 210, Balance Sheet. The update requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the amendments require disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The guidance is effective December 1, 2013 and is to be applied retrospectively. This guidance does not amend the existing guidance on when it is appropriate to offset. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

F-5

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

4.	Net Income Attributable to Winner Medical Group Inc. Per Share

Net income attributable to Winner Medical Group Inc. per share- Basic net income attributable to Winner Medical Group Inc. per share is computed by dividing net income attributable to Winner Medical Group Inc. available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income attributable to Winner Medical Group Inc. per share gives effect to all dilutive potential ordinary shares outstanding during the period. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. For the three and nine months ended June 30, 2012 and 2011, the basic and diluted net income attributable to Winner Medical Group Inc. per share calculated in accordance with ASC 260, "Earnings Per Share", are reconciled as follows:

	Three months ended June 30,
	2012	2011
	US$	US$
Basic income per share

Net income attributable to Winner Medical Group Inc. for the period	2,327,284	3,424,525

Weighted average common stock outstanding	24,371,872	24,130,247

Net income attributable to Winner Medical Group Inc. per share	0.10	0.14

Diluted income per share

Net income attributable to Winner Medical Group Inc. for the period	2,327,284	3,424,525

Weighted average common stock outstanding	24,371,872	24,130,247

Effect of dilution

Restricted stock	412,235	470,841
Options	229,311	0

Weighted average common stock outstanding	25,013,418	24,601,088

Net income attributable to Winner Medical Group Inc. per share	0.09	0.14

	Nine months ended June 30,
	2012	2011
	US$	US$
Basic income per share

Net income attributable to Winner Medical Group Inc. for the period	6,715,421	8,988,705

Weighted average common stock outstanding	24,365,867	24,125,593

Net income attributable to Winner Medical Group Inc. per share	0.28	0.37

Diluted income per share

Net income attributable to Winner Medical Group Inc. for the period	6,715,421	8,988,705

Weighted average common stock outstanding	24,365,867	24,125,593

Effect of dilution

Restricted stock	343,397	496,304
Options	60,815	0

Weighted average common stock outstanding	24,770,079	24,621,897

Net income attributable to Winner Medical Group Inc. per share	0.27	0.37

The number of stock options excluded from the calculation of diluted earnings per share for each of the three months ended June 30, 2012 and 2011, was nil; the number of stock options excluded from the calculation of diluted earnings per share for the nine months ended June 30, 2012 and 2011, was 350,000 and nil, respectively, because their inclusion would have been anti-dilutive. As of June 30, 2011, there were no potential dilutive common shares relating to stock options in the Company.

F-6

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

5.	Held-to-maturity investments

As of June 30, 2012 and September 30, 2011, there were no held-to-maturity investments. The Company had held-to-maturity investments during the three and nine months ended June 30, 2012 and 2011, which were money management products. Interest on these investments of US$81,455 and US$37,221 was included in interest income during the three months ended June 30, 2012 and 2011, respectively; US$197,441 and US$55,835 during the nine months ended June 30, 2012 and 2011, respectively.

6.	Inventories

Inventories by major categories are summarized as follows:

	June 30,	September 30,
	2012	2011
	US$	US$
Raw materials	10,872,422	10,851,917
Work-in-progress	6,341,270	7,086,688
Finished goods	8,286,477	7,470,095
	25,500,169	25,408,700

7.	Credit Facilities and Pledged Assets

The Company’s subsidiaries in Shenzhen and Huanggang have credit lines with Shenzhen Commercial Bank, Shenzhen Branch of the Industrial and Commercial Bank of China and Huanggang Branch of the Agricultural Development Bank of China, representing trade acceptances, loans and overdrafts.

As of June 30, 2012, the Company had approximately US$30.04 million bank credit facilities from three commercial banks and, after utilizing bank loans of US$6.32 million, there are $23.72 million available under bank credit facilities, consisting of approximately US$6.32 million from Shenzhen Branch of China Merchants Bank, approximately $12.65 million from Shenzhen Branch of the Industrial and Commercial Bank of China and approximately US$4.75 million from Huanggang Branch of Agricultural Development Bank of China. These facilities mature in August 2012 and October 2014. The weighted average interest rates on short-term borrowings as of June 30, 2012 and September 30, 2011, were 7.46% and 6.98% per annum, respectively. There are no significant covenants or other financial restrictions relating to the Company’s facilities except that, at June 30, 2012, buildings with net book values of US$3,752,034, plant and machinery with net book values of US$11,891,465 and, at September 30, 2011, buildings with a net book value of US$3,857,373 have been pledged as collateral for the above-mentioned facilities.

As of June 30, 2012 and September 30, 2011, the Company had the following short-term bank loans:

	June 30,	September 30,
	2012	2011
	US$	US$

Bank loans repayable within one year	6,324,211	6,294,356

Original currency in Chinese Renminbi	40,000,000	40,000,000

Bank loans as of June 30, 2012 that are secured by buildings and plant and machinery consisted of the following:

		June 30,
		2012
Loan	Loan period	US$
A	November 28, 2011 to September 16, 2012	3,162,105
B	December 29, 2011 to September 16, 2012	3,162,106
		6,324,211

F-7

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

8.	Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

	June 30,	September 30,
	2012	2011
	US$	US$

Value added tax receivable	6,198,898	4,717,557
Advance to suppliers	3,390,705	1,626,030
Rental deposit	864,628	684,424
Other deposit	538,131	826,325
Deferred expenditure	317,617	130,666
Fair value of financial instruments	0	51,141
Others	495,740	298,361
	11,805,719	8,334,504

9.	Income Taxes

United States

The Company is incorporated in Nevada in the United States of America and is subject to U.S. federal taxation. No provisions for income taxes have been made as the Company has no taxable income for the first quarter. The applicable income tax rate for the Company for each of the three and nine months ended June 30, 2012 and 2011, was 34%.

Cayman Islands

Winner Group Limited, a wholly owned subsidiary of the Company, is incorporated in the Cayman Islands and, under the current laws of the Cayman Islands, is not subject to income taxes.

Hong Kong

Winner Medical (Hong Kong) Limited (“Winner HK”), a 60% owned subsidiary of the Company, is incorporated in Hong Kong. Winner HK is subject to Hong Kong taxation on its activities conducted in Hong Kong and income arising in or derived from Hong Kong. Winner HK was incorporated in January 2008 and the applicable statutory tax rate for the subsidiary for the three and nine months ended June 30, 2012 and 2011, was 16.5%.

On January 25, 2011, a wholly-owned subsidiary HK PurCotton Co., Ltd., or “HK PurCotton” was established. The applicable income tax rate for HK PurCotton was 16.5% for the three and nine months ended June 30, 2012 and 2011.

PRC

Effective on January 1, 2008, the PRC Enterprise Income Tax Law, EIT Law, and Implementing Rules impose an unified enterprise income tax rate of 25% on all domestic-invested enterprises and foreign investment enterprises in the PRC, unless they qualify under certain limited exceptions.

The EIT Law gives existing foreign investment enterprises a five-year grandfather period, during which they can continue to enjoy their existing preferential tax treatments. For foreign investment enterprises that currently enjoy full exemption from PRC enterprise income tax for two years starting from the first profit-making year, followed by a 50% tax exemption for the next three years, the tax holidays are still valid.

Winner Medical (Huanggang) Co., Ltd. enjoyed its full tax exemption from January 1, 2008 and its 50% tax exemption from January 1, 2010 to December 31, 2012. Winner Medical & Textile Ltd., Chongyang enjoyed its 50% tax exemption from January 1, 2008 and was subject to an enterprise income tax rate of 25% from January 1, 2011. Shanghai Winner Medical Apparatus Co., Ltd. enjoyed its 50% tax exemption from January 1, 2009 and would be subject to an enterprise income tax of 25% from January 1, 2012. Hubei Winner Textiles Co., Ltd. was subject to an enterprise income tax rate of 25% from January 1, 2010.

F-8

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

9.	Income Taxes - Continued

On September 11, 2009, Winner Industries (Shenzhen) Co., Ltd., or "Winner Shenzhen", obtained a High and New Technology Enterprise Certificate from the Ministry of Science and Technology of China, the Ministry of Finance and the State Administration of Taxation. Winner Shenzhen enjoyed an applicable preferential income tax rate of 15% from January 1, 2009 to December 31, 2011. According to the State Administration of Taxation Notice [2011] No. 4, High and New Technology enterprises applying for renewal of their status can file and pay taxes at a 15% rate prior to receiving approval of renewal and within the previously approved qualifying period. Management expects that Winner Shenzhen will be certified as a High and New Technology enterprise during the calendar year ending December 31, 2012. Accordingly, the applicable enterprise income tax rate for Winner Shenzhen is 15% for the period from January 1 to June 30, 2012.

The Company classifies all interest and penalties related to unrecognized tax benefits, if any, as a component of income tax provisions. The Company performed a self-assessment and the Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by tax authorities. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the Company’s liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. At June 30, 2012, the management considered that the Company had no uncertain tax positions affecting its consolidated financial position and results of operations or cash flows, and will continue to evaluate for uncertain positions in the future. There are no estimated interest costs and penalties provided in the Company’s consolidated financial statements for the three and nine months ended June 30, 2012 and 2011, respectively. The Company’s uncertain tax positions related to open tax years are subject to examination by the relevant tax authorities, the major one being the China Tax Authority. The open period for examination in the PRC is 5 tax years.

A reconciliation between the provision for income taxes computed by applying the statutory tax rate in PRC to income before income taxes and the actual provision for income taxes is as follows:

	Nine months ended June 30,
	2012	2011
	US$	US$

Tax calculated at domestic statutory rate (2012: 25%; 2011: 25%)	2,154,833	2,580,138
Effect of different tax rates in various jurisdictions	293,335	96,791
Tax effect of preferential tax treatment	(1,165,904)	(1,161,515)
Tax effect of preferential tax treatment on research and development expenses	(321,570)	0
Tax effect of expenses not deductible for tax purpose	18,311	32,195
Tax effect of government subsidies not subject to tax	0	(189,764)
Change in valuation allowance	907,223	(44,260)
Under/(over) provision in previous years	48,857	(70,523)
Utilization of tax loss	(77,169)	0
Others	(17,387)	44,682
	1,840,529	1,287,744

10.	Related Party Transactions

During the three months ended June 30, 2012 and 2011, the Company purchased goods from L+L Healthcare Hubei Co., Ltd. (“L+L”), an equity investee, for US$24,679 and US$6,861, respectively, and sold goods to it for US$315,019 and US$18,373, respectively. During the nine months ended June 30, 2012 and 2011, the Company purchased goods from L+L for US$56,408 and US$139,817, respectively, and sold goods to it for US$$824,169 and US$40,466, respectively. As of June 30, 2012 and September 30, 2011, the amounts due from L+L were US$79,525 and US$119,368, respectively. L+L Healthcare Hubei Co., Ltd declared dividends of US$Nil to the Company for each of the three months ended June 30, 2012 and 2011; US$Nil and US$200,000 to the Company for the nine months ended June 30, 2012 and 2011, respectively.

During the three months ended June 30, 2012 and 2011, the Company sold goods to Chengdu Winner Likang Medical Appliance Co., Ltd. (“Winner Chengdu”), an equity investee, for US$13,596 and US$7,613, respectively, and purchased goods from it for US$66,759 and US$22,305, respectively. During the nine months ended June 30, 2012 and 2011, the Company sold goods to Winner Chengdu, for US$58,564 and US$11,458, respectively, and purchased goods from it for US$237,265 and US$63,433, respectively. As of June 30, 2012 and September 30, 2011, amounts due to Winner Chengdu were US$85,402 and US$Nil, respectively. As of June 30, 2012 and September 30, 2011, amounts due from Winner Chengdu were US$5,025 and US$38,411, respectively.

The amounts due from/to the above affiliated companies are unsecured, interest free and payable according to the trading credit terms.

F-9

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

10.	Related Party Transactions - Continued

On January 1, 2011, Mr. Jianquan Li, the chief executive officer of the Company, entered into agreements with the Company in relation to commodity derivatives trading activities. In the agreements, as of September 30, 2011, the shortfall between the restricted broker margin account balance maintained for the commodity derivatives trading activities and the balance in that account on January 1, 2011, or US$2,838,000, was to be undertaken by Mr. Jianquan Li by way of cash payment from Mr. Jianquan Li to the Company on September 30, 2011. The Company accounts for this transaction between the Company and Mr. Jianquan Li in accordance with Staff Accounting Bulletin Topic 5T, under which the payment from Mr. Jianquan Li for the shortfall was recognized in additional paid-in capital as of September 30, 2011. The loss from trading in commodity financial instruments for the nine months ended June 30, 2011 of US$1,694,632 has been recognized in the consolidated statements of income and comprehensive income.

11.	Stock-Based Compensation

Stock-Based Compensation - The Company has adopted ASC 718, ''Compensation-Stock Compensation'', which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which the Company’s estimates based upon historical forfeitures.

There was no stock-based compensation cost recorded for independent directors for the three and nine months ended June 30, 2012 and 2011, respectively.

On October 7, 2007, the Board of Directors approved a 2008-09 Restricted Stock Unit Incentive Plan, the “2008-2009 Plan”, a stock incentive compensation program for fiscal years 2008 and 2009. This 2008-2009 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2008-2009 Plan, the Company granted 500,000 units out of the total 600,000 authorized restricted stock units on October 7, 2007. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of the grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 7, 2007, which was US$3.60 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 15, 2008, the Board of Directors approved the granting of the remaining 100,000 units out of the total 600,000 authorized restricted stock units under the 2008-2009 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 15, 2008, which was US$0.50 per share, and assumes that the individual achieves of the applicable corporate and individual objectives set forth in the award.

On September 8, 2009, the Board of Directors approved the 2010-11 Restricted Stock Unit Incentive Plan, the “2010-2011 Plan”, a stock incentive compensation program for fiscal years 2010 and 2011. The 2010-2011 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2010-2011 Plan, the Company granted 250,000 units out of the total 300,000 authorized restricted stock units on September 8, 2009. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 8, 2009, which was US$4.40 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

F-10

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

On September 28, 2010, the Board of Directors approved the granting of the remaining 50,000 units out of the total 300,000 authorized restricted stock units under the 2010-2011 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 28, 2010, which was US$4.56 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On July 27, 2009, the Company’s subsidiary in Shenzhen entered into a 5-year consulting agreement with a consulting firm for consulting services related to developing strategies for rolling out the Company’s own branded consumer products in China. Pursuant to the agreement, the Company granted 500,000 restricted stock units from the Company’s 2006 Equity Incentive Plan to the consulting firm as compensation for the services. As of September 18, 2010, both parties decided to terminate the consulting arrangement and mutually waived the share-based compensation terms of the agreement.

On October 6, 2010, the Board of Directors approved the 2011-2013 Restricted Stock Unit Incentive Plan, the "2011-2013 Plan", a stock incentive compensation program for fiscal years 2011 to 2013. The 2011-2013 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees of the Company’s wholly-owned subsidiary, Shenzhen PurCotton Technology Co., Ltd. The participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2011-2013 Plan, the Company granted 300,000 units out of the total 500,000 authorized restricted stock units on October 6, 2010. On each of October 6, 2012, October 6, 2013 and October 6, 2014, a participant will be eligible to vest up to 1/3 of the total number of restricted stock units underlying an award if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 6, 2010, which was US$5.31 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 7, 2010, under the 2008-2009 Plan, the Company issued 179,507 shares of the Company’s common stock to those entitled employees, representing vesting of the first 50% of the total number of shares of restricted stock awarded.

Pursuant to a one-year consulting agreement signed between the Company and an investor relations consultant firm, 10,000 restricted stock units were granted to the consultant firm on the agreement date, which was May 1, 2010. After evaluating and assessing the accomplishments were achieved by the consultant firm, 10,000 restricted stock units were vested on May 2, 2011. The estimated value of the restricted stock units is based on the market price of the common stock as quoted on the NASDAQ.com as of May 2, 2011, which was US$4.99.

On October 7, 2011, the Company issued 231,625 shares of the Company’s common stock to those entitled employees, representing vesting of the second 50% of the total number of shares of restricted stock awarded.

On November 3, 2011, the Board of Directors approved the 2012-2013 Restricted Stock Unit and Options Incentive Plan, the "2012-2013 Plan", a stock incentive compensation program for fiscal years 2012 to 2013. This 2012-2013 Plan allows the Company to offer a variety of restricted stock units and/or options awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2012-2013 Plan, the Company granted 530,000 restricted stock units on November 3, 2011. Entitled employees are eligible to vest the first 50% of the total number of shares of restricted stock awarded on November 3, 2014 and the second 50% on November 3, 2015 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of November 3, 2011, which was US$3.03 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

F-11

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

Under the 2012-2013 Plan, the Company granted 1,350,000 and 350,000 options to purchase one share of the Company’s common stock at US$3.08 and US$3.38, respectively, on November 3, 2011. On each of November 3, 2012, November 3, 2013, November 3, 2014 and November 3, 2015, entitled employees are eligible to vest up to 1/4 of the total number of option awards. The percentage of such vesting is predetermined for each individual and tied to satisfaction of the target corporate net income and annual sales objectives, as well as attainment of each participant’s personal performance targets. Each option award that is vested will expire two years after its vesting date. The Company utilizes the lattice-binomial option-pricing model (“binomial model”) to estimate the fair value of new employee stock option grants. The Company’s determination of fair value of stock option awards on the date of grant using the binomial model is affected by the Company’s stock price as well as assumptions regarding a number of variables. These variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, interest rates, option forfeitures and employee stock option exercise behaviors. The estimated weighted average fair value of awards was US$1.07 per option.

A summary of stock option activity is as follows:

			Weighted
		Weighted	Average
	Number of stock	Average	Remaining
	options	Exercise Price	Contractual Life
		US$	Years
Balance at September 30, 2010 and 2011	0	0	0
Options granted	1,700,000	3.14	4.00
Outstanding at June 30, 2012	1,700,000	3.14	4.00
Exercisable at June 30, 2012	0	0

There was no option cancelled or exercised during the three and nine months ended June 30, 2012. As at June 30, 2012, the aggregated intrinsic value of options outstanding was US$1,374,000.

The weighted average estimated fair value of stock options granted during the nine months ended June 30, 2012 was determined using the binomial model with the following weighted average assumptions:

Term structure of risk-free interest rate	0.42%~1.25%
Expected life	4.5 years
Term structure of volatility	44.70%~46.70%
Dividend yield	0
Weighted average estimated fair value per option	US$1.07

The risk-free interest rate assumption for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Expected volatility is based on historical volatility and implied volatility of the Company’s stock. The Company uses historical data to estimate option exercises and employee termination within the valuation model. The dividend yield assumption is based on the Company’s history and expectation of dividend payouts. The expected life of employee stock options represents the weighted average period the stock options are expected to remain outstanding and is a derived output of the binomial model. The binomial model estimates employees’ exercise behavior based on the option’s remaining vested life and the extent to which the option is in-the-money. The binomial model estimates the probability of exercise as a function of these two variables based on the entire history of exercises and cancellations of all past option grants made by the Company.

The Company recorded stock-based compensation expenses included in selling, general and administrative expenses of US$384,569 and US$118,465 for the three months ended June 30, 2012 and 2011, respectively and US$1,129,392 and US$644,726 for the nine months ended June 30, 2012 and 2011, respectively.

Management considered that the fair value of outstanding restricted share units approximates the market value of the Company’s common stock of US$3.95 per share as at June 30, 2012.

As of June 30, 2012, a cumulative total of 1,051,306 non-vested restricted stock units have been cancelled and a cumulative total of 411,132 restricted stock units were vested. The total fair value of restricted stock units vested during the nine months ended June 30, 2012 and 2011, was US$697,191 and US$536,726, respectively.

F-12

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.	Stock-Based Compensation-Continued

A summary of the restricted stock units activity is as follows:

	2008-09 Plan Number of units	2010-11 Plan Number of units	2011-13 Plan Number of units	2012-13 Plan Number of units	Total Number of units	Weighted average grant date fair value US$
Nonvested units outstanding At September 30, 2010	478,750	287,250	0	0	766,000	3.53
Granted	0	0	300,000	0	300,000	5.31
Cancelled	(67,618)	(49,688)	(172,000)	0	(289,306)	4.60
Vested	(179,507)	0	0	0	(179,507)	2.99
Nonvested units outstanding at September 30, 2011	231,625	237,562	128,000	0	597,187	4.07
Granted	0	0	0	530,000	530,000	3.03
Cancelled	0	0	(128,000)	0	(128,000)	5.31
Vested	(231,625)	0	0	0	(231,625)	3.01
Nonvested units outstanding at June 30, 2012	0	237,562	0	530,000	767,562	3.46

As of June 30, 2012, the unrecognized stock-based compensation expense for the 2010-2011 Plan, 2011-2013 Plan and 2012-2013 Plan was US$130,655, US$Nil and US$2,375,759, respectively, which totals US$2,506,414 and is expected to be amortized over the weighted average period of 1.99 years.

12.	Commitments and Contingencies

Operating leases - The Company was obligated under operating leases requiring minimum rentals as follows:

US$
Three months ending September 30, 2012	688,574
Years ending September 30,
2013	1,895,772
2014	886,771
2015	322,407
2016 and after	0
Total minimum lease payments	3,793,524

Rental expenses under operating leases included in the consolidated statements of income and comprehensive income were US$909,272 and US$647,159 for the three months ended June 30, 2012 and 2011, respectively. Rental expenses under operating leases for nine months ended June 30, 2012 and 2011, included in the consolidated statement of income and comprehensive income were US$2,630,246 and US$1,664,982, respectively.

Purchase obligations - The Company has signed agreements with suppliers and other parties to purchase plant and machinery and computer equipment with estimated non-cancelable obligations of US$5,997,376 and US$4,233,939 as of June 30, 2012 and September 30, 2011, respectively.

F-13

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

12.	Commitments and Contingencies - continued

Legal proceedings - Between April 9 and April 27, 2012, three purported shareholder class actions were filed against the Company, its board of directors and its chief executive officer, Jianquan Li, in District Court, Clark County, Nevada (the “Class Actions”). The Class Actions arise from Mr. Li’s initial non-binding proposal on April 2, 2012 to acquire all outstanding shares of the Company’s common stock not owned or controlled by him or his wife in a “going private” transaction. The Class Actions allege that the Company’s board of directors have breached their fiduciary duties to the Company as a result of the proposed “going private” transaction, and the Company has aided and abetted those alleged breaches. The Company has not yet responded to the Class Actions, but believes the allegations therein are without merit. The Company intends to defend itself vigorously against the claims.

The Company has not yet been required to respond formally to these lawsuits. In addition, the complaints do not specify any amount of damages to be sought by plaintiffs. Because these matters are in very early stages, the Company cannot determine whether or not an adverse outcome is probable, nor can it provide a reasonable estimate of any potential losses related to these matters. While the Company believes that it has meritorious defenses to each of these actions and intends to defend them vigorously, an adverse outcome in one or more of these matters could have a material adverse effect on the Company’s business, financial condition, results of operations or liquidity.

Other than the above, the Company is currently not aware of any such legal proceedings or claims that it believes will have a material adverse affect on its business, financial condition or operating results. In addition, to the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than five percent of the Company’s securities, or any associate of any such director, officer or security holder, is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

F-14

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

13.	Fair Value Measurement

FASB ASC 820, Fair Value Measurement, defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and requires certain disclosures about fair value measurement. FASB ASC topic 820 also establishes a fair value hierarchy that requires the use of observable market data, when available, and prioritizes the inputs to valuation techniques used to measure fair value in the following categories:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in market that are not active, and model-derived valuations in which all observable inputs and significant value drivers are observable in active markets.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable, including assumptions developed by the Company.

The financial instruments of the Company are cash and cash equivalents, restricted bank deposits, restricted broker margin account, accounts receivable, deposits and other receivable, other current assets, bank loans, accounts payable and other current liabilities are valued at fair values due to their short-term nature. These financial assets and liabilities are classified as either Level 1 or Level 2 in the fair value hierarchy as of June 30, 2012 and September 30, 2011. Fair value of the amounts due to or from affiliates cannot be readily determined because of the nature of the related party transactions.

Held-to-maturity investments – The Company’s held-to-maturity investments are carried at amortized cost. The fair value of held-to-maturity investments is approximated to the carrying value, based on the quoted prices for securities with similar characteristics and other observable inputs such as interest rates that are observable at commonly quoted intervals can be obtained directly from the commercial bank and such fair value measurement is considered as Level 2 in the fair value hierarchy.

The Company uses financial instruments to manage its exposures to movements in foreign exchange rates and commodity prices. The use of these financial instruments modifies the Company’s exposure to these risks with the goal of reducing the risk of cost to the Company. The Company does not use derivative financial instruments for speculative or trading purposes, nor does it hold or issue leveraged derivative financial instruments.

Foreign exchange derivatives - The Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility in earnings and cash flows, the Company enters into several foreign exchange forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. No foreign exchange forward contracts were outstanding as of June 30, 2012. The Company’s foreign exchange forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quoted prices of these foreign currency forward contracts can be obtained directly from the commercial bank.

F-15

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

13.	Fair Value Measurement -Continued

The following table summarizes the Company’s fair value of derivatives:

	Condensed Consolidated	June 30,	September 30,
	Balance Sheet Presentation	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Fair value of foreign exchange forward contracts	Prepaid expenses and other current assets	0	51,141

Fair value of foreign exchange forward contracts	Accrued and other liabilities	0	16,482

The impact on earnings from foreign exchange derivatives activity, including changes in the fair value of derivatives for the three and nine months ended June 30, 2012 and 2011 are as follows:

		Three months ended
	Presentation of gain or loss	June 30,
	recognized on derivatives	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Foreign exchange forward contracts	Unrealized exchange gain	0	39,611
	Unrealized exchange loss	0	(4,946)

	Other operating income, net	0	34,665

		Nine months ended
	Presentation of gain or loss	June 30,
	recognized on derivatives	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Foreign exchange forward contracts	Unrealized exchange gain	0	79,560
	Unrealized exchange loss	0	(8,489)

	Other operating income, net	0	71,071

The realized gain on foreign exchange forward contracts included in other operating income, net was US$Nil in each of the three months ended June 30, 2012 and 2011, respectively. The realized loss on foreign exchange forward contracts included in other operating income was US$20,484 and realized gain was US$169,040 for the nine months ended June 30, 2012 and 2011, respectively.

Commodity derivatives - Cotton is the primary raw material used to manufacture many of the Company’s products and is purchased at market prices. Starting from October 2010, the Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, they are not designated or accounted for as hedging instruments. The commodity financial instruments are valued at fair value. The commodity derivatives require collateral, referred to as margin, in the form of cash. As of June 30, 2012, the Company’s restricted broker margin account was US$475,106, net of unrealized gain of US$Nil. As of June 30, 2012 and 2011, the fair value of commodity financial instruments decreased by US$Nil and US$73,738, respectively, which were recorded in other operating income. The total outstanding cotton futures contracts amounted to US$Nil as of June 30, 2012. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC Topic 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

The realized gain for the three months ended June 30, 2012 and 2011 on commodity financial instruments was US$92,791 and US$65,037, respectively. The realized gain for the nine months ended June 30, 2012 was US$167,467 and the realized loss for the nine months ended June 30, 2011 was US$1,694,632.

F-16

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

14.	Operating Risk

Concentrations of credit risk, major customers and suppliers - A substantial percentage of the Company’s sales are made to one customer, Sakai Shoten Co., Ltd, and are typically sold on an open account basis. The sales to Sakai Shoten Co., Ltd. accounted for 9.93% and 11.39% of the total net sales for the three months ended June 30, 2012 and 2011, respectively, and 9.09% and 12.07% of the total net sales for the nine months ended June 30, 2012 and 2011, respectively.

A substantial percentage of the Company’s accounts receivable are from three customers with balances that represented the following percentages of total accounts receivable at June 30, 2012 and September 30, 2011, respectively: Heng’an Group Ltd, 14.14% and 8.40%; Molnlycke Health Care AB, 9.98% and 15.14%; and Tyco Healthcare Co., Ltd, 9.95% and 10.05%. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers.

Interest rate risk - The interest rates and terms of repayment of bank and other borrowings ranged from 6.36% to 7.87%. Other financial assets and liabilities do not have material interest rate risk.

Credit risk - In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2012. This insurance policy will expire on December 31, 2012 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is US$2.5 million.

Foreign currency risk - The value of the Renminbi, the main currency used in the PRC, fluctuates and is affected by, among other things, changes in China's political and economic conditions. In addition, the Renminbi is not readily convertible into US dollars or other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People’s Bank of China. The conversion of Renminbi into foreign currencies such as the US dollar has been generally based on rates set by the People's Bank of China, which are set daily based on the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. On June 30, 2012 and September 30, 2011, the exchange rates of RMB against the US dollar were 6.3249 and 6.3549, respectively; the appreciation of RMB against the US dollar was 0.47%. On June 30, 2012 and September 30, 2011, the exchange rates of RMB against Euro were 7.8710 and 8.6328 respectively. This floating exchange rate, and any appreciation of the Renminbi that may result from such rate, could have a material adverse effect on the Company’s business and financial results.

F-17

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

15.	Geographical Information

The business of the Company is manufacturing and trading of medical dressings and medical disposable products. The Company's sales by geographic destination are analyzed as follows:

	Three months ended		Nine months ended
	June 30,		June 30,
	2012	2011	2012	2011
	US$	US$	US$	US$

Europe	16,410,903	16,071,074	43,073,676	35,684,291
PRC	15,923,947	9,020,041	40,175,200	25,724,476
North and South America	7,298,178	8,556,687	22,998,629	24,794,963
Japan	5,426,130	6,201,565	16,779,429	16,834,536
Others	3,132,813	1,687,098	7,800,449	5,422,519
Total net sales	48,191,971	41,536,465	130,827,383	108,460,785

Sales to countries which were in excess of 10% of total sales for the three and nine months ended June 30, 2012 and 2011, are as follows:

	Three months ended		Nine months ended
	June 30,		June 30,
	2012	2011	2012	2011
	US$	US$	US$	US$

PRC	15,923,947	9,020,041	40,175,200	25,724,476
Japan	5,426,130	6,201,565	16,779,429	16,834,536
United States of America	5,804,907	4,920,077	16,217,395	18,447,279
Britain	2,848,530	4,369,665	7,841,422	9,573,037

F-18

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

16.	Segment Information

The Company has two reportable segments: medical products (Medical Care, Wound Care, and Home Care) and PurCotton® products. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different technology and marketing strategies.

Contributions of the major activities and profitability information of the Company’s reportable segments for the three and nine months ended June 30, 2012 and 2011, are as follows:

	Three months ended
	June 30,
	2012	2011
	US$	US$
Net sales:
Segment:
Medical products	38,980,265	36,177,197
PurCotton® products	9,211,706	5,359,268
Consolidated total	48,191,971	41,536,465

Gross profits:
Segment:
Medical products	8,711,490	9,641,393
PurCotton® products	3,520,121	1,667,216
Consolidated total	12,231,611	11,308,609

Income before income taxes:
Segment:
Medical products	2,681,628	5,103,391
PurCotton® products	(366,361)	(1,102,819)
Consolidated total	2,315,267	4,000,572

Net income attributable to Winner Medical Group Inc.:
Segment:
Medical products	2,379,861	4,315,020
PurCotton® products	(52,577)	(890,495)
Consolidated total	2,327,284	3,424,525

Depreciation and amortization:
Segment:
Medical products	855,939	817,117
PurCotton® products	687,716	579,499
Consolidated total	1,543,655	1,396,616

F-19

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

16.	Segment Information-Continued

	Nine months ended
	June 30,
	2012	2011
	US$	US$
Net sales:
Segment:
Medical products	107,187,537	94,548,622
PurCotton® products	23,639,846	13,912,163
Consolidated total	130,827,383	108,460,785

Gross profits:
Segment:
Medical products	25,391,656	25,554,717
PurCotton® products	7,844,363	4,587,111
Consolidated total	33,236,019	30,141,828

Income before income taxes:
Segment:
Medical products	9,681,607	12,247,619
PurCotton® products	(1,062,274)	(1,927,068)
Consolidated total	8,619,333	10,320,551

Net income attributable to Winner Medical Group Inc.:
Segment:
Medical products	8,003,299	10,387,235
PurCotton® products	(1,287,878)	(1,398,530)
Consolidated total	6,715,421	8,988,705

Depreciation and amortization:
Segment:
Medical products	2,583,065	2,465,766
PurCotton® products	2,037,520	1,585,509
Consolidated total	4,620,585	4,051,275

	June 30,	September 30,
	2012	2011
	US$	US$
Total assets:
Segment:
Medical products	123,003,275	109,317,729
PurCotton® products	50,674,985	45,578,410
Segment total	173,678,260	154,896,139
Reconciliation to consolidated totals:
Elimination of other receivable from inter-segments	(10,056,375)	(4,977,452)
Consolidated total	163,621,885	149,918,687

F-20

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The following management’s discussion and analysis should be read in conjunction with the Company’s financial statements and the notes thereto and the other financial information appearing elsewhere in this Report. In addition to historical information, the following discussion contains certain forward-looking information. See “Cautionary Statement” above for certain information concerning those forward-looking statements. The Company’s financial statements are prepared in U.S. dollars and in accordance with U.S. GAAP.

Overview

Winner Medical’s business operations consist of the manufacturing, marketing, researching and development of cotton-based medical dressings and medical disposables, as well as consumer products. The Company has fifteen wholly-owned operating subsidiaries and three joint ventures, all located in the PRC and Hong Kong. The Company has established several integrated manufacturing and processing lines for its core products. The Company’s product offerings include cotton-based medical dressings and medical disposables, which consist of medical care and wound care, as well as PurCotton® products, which are produced from a spunlace, natural cotton nonwoven material. The Company manufactures its products in China and sells its medical dressings and medical disposables both in China and abroad, with Europe, China, the United States and Japan serving as the top four markets. The Company also sells its PurCotton® jumbo rolls in both China and abroad, and PurCotton® finished consumer products (the PurCotton retail business) mainly in China.

Winner Medical was originally incorporated in the State of Nevada in August 1986. The Company’s common stock is quoted under the symbol “WWIN” on Nasdaq Global Market. The CUSIP number is 97476P204.

Business Operations

Winner Medical’s present business operations commenced February 1991, and it conducts its manufacturing and marketing through its operating subsidiaries located in the PRC. The Company generates revenue through domestic (China) and international sales of a variety of medical dressings and medical disposables, which include medical care, wound care and home care products, such as gauze, wound dressings, disposable drapes, surgical gowns, face masks and cotton balls and PurCotton® jumbo rolls and finished consumer products, which are 100% natural cotton non-woven fabric made products, such as dry and wet tissues, facial puffs, baby wears and cleansing wipes.

The Company has integrated manufacturing lines that provide its clients with the ability to procure certain products from a single supplier. In the developed countries where it sells its products, the Company provides its customers with its specialized design, manufacturing and packaging services. When the Company works on this basis, its clients are able to select the design, size, type and scale of the products the Company manufactures for them. The Company sells its own “Winner” medical brand products in developing countries and regions including China, the Middle East, South America and Southeast Asia, with distribution channels consisting of local distributors, chain drugstores and direct sales to hospitals, particularly in the China market. During the nine months ended June 30, 2012, the medical business was approximately 81.93% of total sales. The Company believes that the overseas medical business provides stable cash flow for the Company, but that its Chinese medical business will be a driving force in the growth of its business portfolio in the future.

In August 2009, the Company started selling PurCotton® jumbo rolls to large consumer-products manufacturers in the PRC and Japan, and launched the PurCotton retail business in China in December 2009. During the nine months ended June 30, 2012, the overall PurCotton business accounted for approximately18.07% of the Company’s sales revenue. Moreover, revenue from the PurCotton retail business reached approximately 5.40% of total sales in the nine months ended June 30, 2012.

The Company believes that the PurCotton business, as a percentage of its total sales in China, will be a driver of future growth in its business portfolio. The Company believes that, as living standards improve and environmental protection awareness grows in the PRC and abroad, products that are healthy, trusted, soft, comfortable and have less carbon emission will be favored by consumers. The Company believes that its material and manufacturing processes have produced PurCotton® products that are healthy, soft, comfortable and environmentally friendly. The Company believes that PurCotton® products, which are produced in a quality-controlled, medical manufacturing environment, are particularly geared to target preferred customers, such as younger women and new mothers.

In order to better promote the “PurCotton” brand, the Company established a wholly owned subsidiary, Shenzhen PurCotton Technology Co., Ltd., “Shenzhen PurCotton,” in 2009 to monitor and centralize brand building, marketing, product development and design, packaging and purchasing for the retail business in the PRC and Hong Kong. The Company’s PurCotton retail distribution channel now includes chain stores, online sales and distributors (such as hypermarkets, supermarkets, department stores, convenience stores). As of August 9, 2012, the Company has forty-seven chain stores in first and second-tier cities in the PRC, which are mainly located in shopping malls. In addition, the Company started using distributors as a channel for marketing its retail products in November 2011. The Company established Shenzhen PurCotton E-Commerce Co., Ltd. to oversee the operation of its two online platforms (http://purcotton.mall.taobao.com and www.purcotton.com). Going forward, the Company believes it can continue to nurture online sales and distributors in order to produce sales growth, while selectively selling in chain stores to build brand awareness and expose potential customers to the Company’s products.

5

Industry Wide Trends that are Relevant to the Company’s Business

The cotton-based medical dressings and medical disposables manufacturing markets are continually evolving due to technological advances and new demands in the healthcare industry. The Company believes trends in the industry towards improving medical care and higher quality patient conditions, changes in patient treatment approaches and technological advances will impact favorably on the demand for its products. The Company anticipates that these factors will result in a growth in sales of medical dressings and medical disposables and increase revenue for the Company.

The cotton-based medical dressings and medical disposables market is subject to consumption patterns and trends. One such trend or consumption pattern relates to the age demographics of the end users of the Company’s products. On average, the worldwide population is aging and life spans are generally increasing. As the general population begins to include a larger percentage of older people, the Company anticipates that more medical care will be required, and that will result in increased sales of the Company’s products.

Another industry trend or consumption pattern in the Company’s industry is that hospitals are continuously looking to reduce costs. Hospitals reduce costs by seeking alternative products that increase efficiency or reduce labor costs. For example, disposable catheters reduce the need for frequent changes of diapers and bed sheets. Other popular disposables used by hospitals to reduce operating costs include Eustachian tubes and needles, disposable clothing and accessories. The Company believes the demand for cost-effective products and healthcare solutions and an increasing emphasis on health worldwide will bring an increase in the demand for medical instruments and medical dressings and medical disposables.

For global medical dressings and medical disposables, the Company believes that there is a geographical shift in product manufacturing from countries with high labor and manufacturing costs to countries where labor and manufacturing costs are generally lower. As a result of the relatively low cost structure and high level of infrastructure development in the PRC, some foreign multinational companies are entering the China market to seek suppliers to produce their goods. The Company believes that having more large multinational healthcare companies seeking suppliers to produce their products in China will benefit the Company. In addition, the Company is negotiating with several large healthcare companies in developed countries which intend to outsource some of their production lines.

The Company believes that China’s local market demand for medical dressings and medical disposables will continue to grow along with corresponding increases in per capita income as more affluent people demand higher-quality medical services and products. This presents a significant opportunity for the Company, since the Company believes that it provides relatively higher-quality products than its peers. However, the Company’s competitors compete with reduced prices and significant relationship with hospitals, as the Company’s entrance into the Chinese medical dressings market has been more recent than its competitors. In order to increase market share, the Company is developing a distribution network to capture opportunities in China, mainly through local distributors, over-the-counter drugstore chains and direct sales to hospitals in Hong Kong and hospitals in parts of Guangdong province. Specifically, certain employees have been placed in charge of communicating with local distributors in some major cities, such as Guangzhou, Fuzhou, Chengdu, Chongqing, Wuhan, Shanghai, Beijing and Shenyang.

Also affecting the Company’s industry is the growing sensitivity towards protecting the environment and increased health concerns, as consumers are becoming increasingly concerned about the environmental impact of the products they buy. Nonwoven medical dressings, medical instruments and medical disposables usually contain materials like rubber and polyester, which may result in restrictions on the purchase of these products under environmental protection regulations. At the same time, such materials are not biodegradable and are composed of petroleum, a non-renewable energy resource. In recent years, cases of melamine-tainted milk, recycled edible oil and contaminated vegetables have significantly raised consumers’ awareness about the environment they live in, the food they eat, and the products they use. The Company believes this trend will strengthen one of its competitive advantages because its new PurCotton® products are primarily made of natural cotton and manufactured in an environmentally-friendly fashion. The Company believes its PurCotton® products will be a medium to long-term growth contributor to its revenue, because they can be applied to consumer products as well as to the medical industry.

At the same time, competition among retail brands for women’s and baby care products is intense in China. Many larger foreign and domestic brands have increased their market shares by marketing their product portfolios through various channels. The Company may not attract a large amount of new customers from its competitors in the near term, while it has to expend start-up costs in building sales channels and raising brand awareness among consumers.

Recent Developments

PurCotton Retail Business Updates

The Company’s main distribution channels for expanding PurCotton retail business include self-operated chain stores, online sales and distributors. As of August 9, 2012, the Company operates 48 retail chain stores, with 18 in Guangdong province, 10 in Beijing, 8 in Shanghai, 2 in Hong Kong and 10 in PRC second-tier cities, such as Changsha, Wuhan, Xiamen, Shenyang, Tianjin and Chengdu, after having recently opened 1 new store in each of Wuhan, Chendu and Shenyang and 3 stores in Beijing. From May 10, 2012 to the date of the filing of this Quarterly Report, 1 store in Hong Kong and 1 in Shanghai were closed due to low traffic or expiration of lease agreements, with both stores having been opened in the initial stage of operating the retail business.

6

Since launching the customer loyalty membership program in the Company’s chain stores in November 2010, approximately 65,000 members have been recorded as of August 9, 2012, compared with approximately 50,000 members as of May 10, 2012. The repurchase rate by members is approximately 70%. A customer loyalty program membership requires filling out an application form and paying a one-time membership fee of RMB30, which allows members to enjoy an 8% discount when purchasing PurCotton® products.

The Company established Shenzhen PurCotton E-Commerce Co., Ltd. ("PurCotton E-Commerce") in November 2011 with two non-affiliated individuals who are experts in ecommerce in order to oversee the operation of its online sales. At the time of establishment, the Company owned 70% of the equity interests in this operating company, with the other 30% being owned by the two individuals. However, in April 2012, the three parties mutually agreed to cease the partnership in PurCotton E-Commerce. The two individuals withdrew their initial capital by April 2012. The Company is in the process of changing the business registration with the government and expects to complete this process in the fourth quarter 2012.

In addition, the Company has launched its PurCotton retail products into new distribution channels (such as hypermarkets, supermarkets, department stores and convenience stores). As of the filing date, the Company sells eight separate stock keeping units (or “SKUs”) of PurCotton sanitary napkin to a network of more than 1,000 stores, which includes Jusco, Guangzhou Grandbuy, RT-MART and other local stores in more than 12 cities (including Shenzhen, Guangzhou, Beijing, Shanghai and Qingdao). It is expected that a total of 12 SKUs of sanitary napkin and 8 SKUs of PurCotton baby diapers will be launched in the fourth quarter of 2012. The Company believes that these distribution channels will increase sales. However, this form of sales has a high level of start-up costs, including new product sales fees in each network for each SKU.

Manufacturing Lines

The Company purchased two PurCotton baby diaper manufacturing lines in 2011, which it expected to start trial production in February 2012. However, after producing samples and market testing them, the Company found that the manufacturing lines needed minor adjustments to better meet management’s expectations. These lines started the trial production in July 2012 and the Company estimates that normal production will begin in August 2012. In addition, in July, 2012, the Company started to install two new PurCotton jumbo roll manufacturing lines, which were purchased in December 2011. The Company estimates that these lines will enter into normal production by the first quarter of fiscal 2013.

As part of the expansion of its production capacity for its medical products, and considering the high cost of labor in Shenzhen, the Company’s base of operations, the Company plans to relocate some of its manufacturing operations to inland cities in the PRC, where the cost of labor is relatively lower. The Company’s wholly owned subsidiary, Winner Medical & Textile Ltd. Chongyang (“Winner Chongyang”), is currently building two workshops, an administrative office, a canteen and a dormitory in Chongyang, Hubei province, to facilitate the production expansion and relocation. The Company expects that these buildings will be completed by the end of December 2012, and enter production in early 2013.

Going-private Transaction

As noted in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2012 (the “Form 8-K”), the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Winner Holding Limited (“Parent”), a Cayman Islands exempted company with limited liability and indirectly wholly owned by Mr. Jianquan Li, and Winner Acquisition, Inc., a Nevada corporation and a wholly owned, direct subsidiary of Parent (“Merger Sub”). Subject to satisfaction of the Merger Agreement’s terms and conditions, upon consummation of the merger, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). The transaction is subject to the approval of the Merger Agreement by an affirmative vote of stockholders of both (i) a majority of the outstanding shares of the Company’s common stock and (ii) a majority of the outstanding shares of the Company’s common stock not owned by Parent, Merger Sub, Mr. Jianquan Li or Ms. Ping Tse (Mr. Li’s wife), voting in person or by proxy at a special meeting of stockholders of the Company. For more information on the Merger, please see the Form 8-K or other relevant filings of the Company with the SEC (as they become available) on the SEC’s website (http://www.sec.gov).

The language in this “Going-private Transaction” section of Item 2 of Part 1, Management’s Discussion and Analysis of Financial Condition and Results of Operations, of this Report is neither a solicitation of a proxy nor an offer to purchase nor a solicitation of an offer to sell any securities. Such language is also not a substitute for any proxy statement or other filings that may be made with the SEC should the proposed Merger go forward.

7

RESULTS OF OPERATIONS

Comparison for the Three Months Ended June 30, 2012 and 2011

The following sets forth the Company’s statement of income information for the three months ended June 30, 2012 and 2011.

Comparison of the Three Months Ended June 30, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. Dollars)

	THREE MONTHS		THREE MONTHS
	ENDED 6/30/2012		ENDED 6/30/2011
	In	As a	In	As a	Amount
Item	Thousands	Percentage	Thousands	Percentage	Change	%Change
Net sales	$48,192	100.00%	$41,536	100.00%	$6,656	16.02%
Cost of sales	$35,960	74.62%	$30,228	72.77%	$5,732	18.96%
Gross profit	$12,232	25.38%	$11,309	27.23%	$923	8.16%
Other operating income/(loss), net	$143	0.30%	$-3	-0.01%	$146	4,866.67%
Government subsidies	$170	0.35%	$90	0.22%	$80	88.89%
Gain on commodity financial instruments	$93	0.19%	$65	0.16%	$28	43.08%
Foreign currency exchange gains/(losses), net	$200	0.42%	$-271	-0.65%	$471	173.80%
Selling, general and administrative expenses	$10,577	21.95%	$7,294	17.56%	$3,283	45.01%
Income from operations	$2,261	4.69%	$3,897	9.38%	$-1,636	-41.98%
Interest income	$109	0.23%	$59	0.14%	$50	84.75%
Interest expense	$125	0.26%	$135	0.32%	$-10	-7.41%
Equity in earnings of 50 percent or less owned persons	$70	0.15%	$180	0.43%	$-110	-61.11%
Income taxes credit/(expenses)	$55	0.11%	$-565	-1.36%	$620	109.73%
Non-controlling interests	$43	0.09%	$11	0.03%	$32	290.91%
Net income attributable to Winner Medical Group Inc.	$2,327	4.83%	$3,425	8.24%	$-1,098	-32.06%

Sales by Product

Winner Medical is a diversified manufacturer and marketer of cotton-based medical dressings and medical disposables, as well as PurCotton® products. The Company’s operations are conducted in two operating segments by products. The Company’s operation, on-site management, internal reporting and performance assessments are conducted within each of the following two identified product segments:

•	Medical Products (Medical Care and Wound Care)
•	PurCotton® Products (Jumbo Roll Supplies and Personal Products)

The following table illustrates the operating results for each product type for the three months ended June 30, 2012 and 2011.

Comparison by Operating Results for Each Product Type for the Three Months Ended June 30, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Medical Products		PurCotton® Products [1]		Consolidated
	Three	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended	Ended
Item	6/30/2012	6/30/2011	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Net sales	$38,980	36,177	$9,212	5,359	$48,192	41,536
Gross profit	$8,712	9,642	$3,520	1,667	$12,232	11,309
Gross margin	22.35%	26.65%	38.21%	31.11%	25.38%	27.23%
Income/(loss) before income taxes	$2,682	5,104	$-366	-1,103	$2,316	4,001
Net income/(loss) attributable to Winner Medical Group Inc.	$2,380	4,315	$-53	-890	$2,327	3,425
Profit margin	6.11%	11.93%	-0.58%	-16.61%	4.83%	8.25%

1. – PurCotton® products consist of sales from jumbo roll supplies and retail business.

8

Sales by Region

The following table illustrates the sales revenues by regions from major geographic areas for the three months ended June 30, 2012 and 2011. The table also provides the percentage of total revenues represented by each listed region.

Comparison of Sales by Region for the Three Months Ended June 30, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Three		Three
	Months	As a	Months	As a
	Ended	Percentage of	Ended	Percentage of	Amount	As a
	6/30/2012 in	Total	6/30/2011 in	Total	Change in	Percentage
	Thousands	Revenue	Thousands	Revenue	Thousands	Change
Europe	16,411	34.05%	16,071	38.69%	340	2.12%
Britain	2,849	5.91%	4,370	10.52%	-1,521	-34.81%
Sweden	2,491	5.17%	2,762	6.65%	-271	-9.81%
Others	11,071	22.97%	8,939	21.52%	2,132	23.85%
North and South America	7,298	15.14%	8,556	20.60%	-1,258	-14.70%
U.S.A.	5,805	12.05%	4,920	11.85%	885	17.99%
Brazil	1,084	2.25%	2,919	7.03%	-1,835	-62.86%
Others	409	0.85%	717	1.73%	-308	-42.96%
China [1]	15,924	33.04%	9,020	21.72%	6,904	76.54%
Japan	5,426	11.26%	6,202	14,93%	-776	-12.51%
Others	3,133	6.50%	1,687	4.06%	1,446	85.71%
Total	48,192	100%	41,536	100%	6,656	16.02%

1 – Sales to the China market include medical sales to hospitals, chain drug stores and local distributors, PurCotton® jumbo roll supplies and PurCotton® retail business.

Net Sales

Net sales increased by approximately US$6,656,000, or 16.02%, to approximately US$48,192,000 for the three months ended June 30, 2012 from approximately US$41,536,000 for the three months ended June 30, 2011. The increase in net sales was mainly attributable to the robust expansion of medical and PurCotton® products sales in China, offsetting sluggish or declining export sales as the market for exports from the PRC deteriorated during the three months ended June 30, 2012.

Net sales generated from Europe increased slightly by 2.12% during the three months ended June 30, 2012 to US$16,411,000 from US$16,071,000 during the three months ended June 30, 2011. As in previous quarters, against a general background of debt crisis and relatively low raw cotton prices, customers in Europe are trying to lower purchasing costs while maintain product quality. In order to retain existing customers and add new ones in European countries, the Company continued to offer a lower selling price for certain products, which resulted in more orders from those customers. Of note, sales generated from the Britain decreased approximately US$1,521,000, or 34.81%, due to (1) one customer’s restructuring of its supply chain, which resulted in reduced inventory stock levels, and (2) lower selling prices. Sales generated from Sweden decreased US$271,000, or 9.81%, for the three months ended June 30, 2012, as a result of lower selling prices.

Net sales from North and South America decreased by 14.70% for the three months ended June 30, 2012 to US$7,298,000 from US$8,556,000 for the three months ended June 30, 2011. Of note, sales generated from the United States increased US$885,000, or 17.99%, during the three months ended June 30, 2012, as the Company enhanced its sales efforts in this country, despite one of its major customers decreasing its orders due to an adjustment of its procurement plans for certain medical dressing products during the three months ended June 30, 2012. However, this increase was partly offset by a decrease in orders from Brazil. The Company believes that this was mainly due to customers in Brazil not making consistent orders each month, resulting in a decrease in orders during the three months ended June 30, 2012 as compared to the same period last year.

Net sales generated from Japan also saw a decline of 12.51%, to US$5,426,000, for the three months ended June 30, 2012 from US$6,202,000 for the three months ended June 30, 2011. This decrease in sales was caused by a number of Japanese customers reducing orders because of overstocked inventory that they had accumulated through excess purchasing made following Japan’s Tohoku earthquake of March 11, 2011.

Net sales for medical and PurCotton® products in the China market increased significantly by approximately US$6,904,000, or 76.54%, to approximately US$15,924,000 for the three months ended June 30, 2012 from approximately US$9,020,000 for the three months ended June 30, 2011. This increase was primarily composed of:

9

(1)	net sales from medical products to the China market reached US$6,712,000, from US$3,661,000 for the three months ended June 30, 2011, an increase of approximately US$3,051,000, or 83.34%, as compared to the same period last year, due to the Company’s continuing efforts to expand its sales channels, including increasing the number of local distributors covering more hospitals and penetrating deeper into existing hospitals, chain drug stores and other channels;

(2)	net sales attributable to the PurCotton® jumbo roll-supply business increased to US$6,361,000 for the three months ended June 30, 2012 from US$3,985,000 in the same period last year, an increase of US$2,376,000, or 59.62%. This significant increase was due to increased demand from China-based customers who use it as a material in hygienic products and the versatile use of jumbo rolls in areas such as home care and disposable products. With the increasing demand from these customers, PurCotton® jumbo roll sales have been steadily growing; and

(3)	net sales attributable to the PurCotton® retail business (which consists of online and offline businesses and includes 44 PurCotton retail stores and two online sales platforms and sales to distributors) increased approximately US$1,477,000 to US$2,851,000 for the three months ended June 30, 2012, as compared to US$1,374,000 in the same period last year (when the Company had only 37 PurCotton® retail stores and its online business was in the initial stage of development, as well as almost no mass distribution yet to supermarkets and department stores). PurCotton® consumer products have been receiving positive customer feedback and gaining brand recognition, as evidenced by increasing sales and membership in the Company’s customer loyalty program.

Net sales generated from other regions increased 85.71% during the three months ended June 30, 2012 to US$3,133,000 from US$1,687,000 during the three months ended June 30, 2011. This increase in sales was due to the Company’s enhanced sales efforts in the Middle East and Africa markets.

Cost of Sales

The Company’s cost of sales increased by approximately US$5,732,000, to approximately US$35,960,000, for the three months ended June 30, 2012, from approximately US$30,228,000 for the three months ended June 30, 2011. The cost of sales as a percentage of net sales was 74.62% and 72.77% for the three months ended June 30, 2012 and 2011, respectively. The increase in cost of sales was mainly attributable to: (1) an approximate 15% salary cost increase (which includes welfare and social insurance for employees); and (2) an increase of approximately US$818,000 for depreciation and impairment costs related to a factory workshop owned by Hubei Winner Textile Co., Ltd. and painting equipment owned by Winner Medical (Huanggang) Co., Ltd..

Gross Profit

The Company’s gross profit increased by approximately US$923,000 to approximately US$12,232,000 for the three months ended June 30, 2012, from approximately US$11,309,000 for the three months ended June 30, 2011. Gross profit as a percentage of net revenues was 25.38% for the three months ended June 30, 2012, compared with 27.23% for the three months ended June 30, 2011. The decrease in gross margin was mainly due to: (1) lower selling price to customers in Europe and the United States. Challenging global economic conditions, especially in Europe and North America, have forced governments in those areas to tighten public expenditures, leading to more stringent budgets for medical products. In order to maintain long-term cooperation with customers in those areas, the Company offered certain products with lower selling prices than before to maintain and attract orders during the current economic climate. The Company expects that ongoing adjustments of selling prices might continue, subject to global economic conditions and customer demands; (2) an increase of approximately US$818,000 in depreciation and impairment costs related to a factory workshop owned by Hubei Winner Textile Co., Ltd. and painting equipment owned by Winner Medical (Huanggang) Co., Ltd.; and (3) an approximate 15% salary increase (which includes welfare and social insurance for employees).

Other Operating Income/(Loss), Net

The Company’s other operating income, net, for the three months ended June 30, 2012 was US$144,000, as compared with a loss of US$3,000 for the three months ended June 30, 2011. Other operating income, net, in the three months ended June 30, 2012 mainly consisted of disposals of property, plant and equipment and obsolete materials and small amounts of processed cotton.

Government Subsidies

The Company’s government subsidies increased US$80,000 to US$170,000 for the three months ended June 30, 2012, from US$90,000 for the three months ended June 30, 2011. The increase was mainly driven by increased receipt of financial incentives from the Shenzhen government as compared to the same period last year.

Gain on Commodity Financial Instruments

Gain on commodity financial instruments for the three months ended June 30, 2012 from transactions in cotton futures products was approximately US$93,000, as compared with US$65,000 for the same period last year. This modest increase in gain resulted from implementation of more stringent trading policies and process controls since the establishment of the Company’s commodity trading center in July 2011.

10

Cotton is the Company’s primary raw material used in its manufacturing process. In the past, cotton prices have experienced periods of rapid increases and fluctuations. In such a situation, the Company cannot secure stable price quotes from cotton suppliers, resulting in inconsistency in the prices quoted to its customers. Therefore, the Company engages in cotton futures transactions in order to manage the impact of volatility in cotton prices on production.

Foreign Currency Exchange Gains (Losses), Net

The Company’s exchange gains for the three months ended June 30, 2012 increased US$471,000 to US$200,000, from a loss of US$271,000 for the three months ended June 30, 2011. On June 30, 2012 and April 1, 2012, the exchange rates of the RMB against the U.S. Dollar were 6.3249 and 6.3035, respectively, indicating a deprecation of the RMB by 0.34% against the U.S. Dollar, as compared to an appreciation of the RMB by 1.29% against the U.S. Dollar for the three months ended June 30, 2011.

In order to minimize the currency exchange rate risk, the Company has been (1) reinforcing and expanding its businesses in the China market and (2) inserting clauses into contracts stipulating that the selling price is subject to the fluctuation of currency and the price of raw materials.

Selling, General and Administrative Expenses

The Company’s selling, general and administrative expenses increased US$3,283,000 to approximately US$10,577,000 for the three months ended June 30, 2012, from approximately US$7,294,000 for the three months ended June 30, 2011. The selling, general and administrative expenses as a percentage of net sales was 21.95% and 17.56% for the three months ended June 30, 2012 and 2011, respectively. The increase in selling, general and administrative expenses resulted from increases in expenses related to the Company’s going-private transaction, salary, leasing expenses, domestic transportation expenses, advertising fees , as well as new product sales fees (such as slotting allowance and bar code expenses to stores) for PurCotton retail products. These changes are:

(1)	“expenses related to the Company’s going private” transaction (i.e., legal and consultant fees) of approximately US$1,063,000, as compared to US$nil in the same period last year;

(2)	salary (including wages, welfare, social insurance and stock incentives) increases of approximately US$988,000, or 43.23%, during the three months ended June 30, 2012, as compared to the same period last year. The increase was primarily due to increases in wages and welfare for new and existing staff, as well as increases in stock incentives to key employees;

(3)	increases in transportation expenses of approximately US$612,000, as compared with the same period last year, due to higher maritime transport costs from an increase in quantity sold as well as increased logistics costs related to the PurCotton retail business and medical products as the Company broadened its distribution channels;

(4)	slotting allowance and bar code expenses to stores such as supermarkets and department stores, for the PurCotton retail business increases of US$404,000 during the three months ended June 30, 2012, as compared with the same period last year. This increase was due to the Company launching its products into more supermarkets and department stores which resulted in the payment of new product sales fees expenses; and

(5)	leasing expense increases of approximately US$253,000 during the three months ended June 30, 2012, as compared with the same period last year. The increase was mainly attributable to the rent paid for existing and newly established PurCotton self-operated chain stores. The number of PurCotton retail stores increased to 44 as of June 30, 2012 from 37 as of June 30, 2011.

Interest Income

Interest income was approximately US$109,000 for the three months ended June 30, 2012, as compared to interest income of approximately US$59,000 for the same period last year, a change of approximately US$50,000. The increase in interest income was mainly to the increase in held-to-maturity investments owned by the Company for the three months ended June 30, 2012.

Interest Expense

Interest expense was approximately US$125,000 for the three months ended June 30, 2012, as compared to interest expense of approximately US$135,000 for the same period last year, a change of approximately US$10,000. The difference in interest expense was driven by the changes in the level of short-term bank loans. The Company’s bank loans are primarily used as a supplement to working capital for daily operations.

11

Income Taxes

The Company’s income tax credit for the three months ended June 30, 2012 was US$55,000, as compared to income tax provision of US$565,000 for the three months ended June 30, 2011. Income tax credit as a percentage of income before income taxes was 2.39% for the three months ended June 30, 2012, as compared with income tax expenses as a percentage of income before income taxes was of 14.13% for the same period last year. The different effective tax rates for the three-month period ended June 30, 2012 and 2011, were mainly due to: (1) the recognition of 150% tax-deductible preferential policy on research and development expenses of US$322,000, which was confirmed by the tax authority during this quarter; and (2) the recognition of a deferred tax asset for Shenzhen PurCotton Technology Co., Ltd. and Hubei Winner Textile Co., Ltd. for the three months ended June 30, 2012, as the Company expects that the losses from PurCotton retail business can be utilized before such expiration period.

The tax rates applicable to the Company’s PRC wholly owned subsidiaries are as follows:

	Calendar
	Year Ended
	December 31,	Calendar Year Ending December 31,
	2011	2012	2013	2014	2015
Winner Medical & Textile Ltd., Jingmen	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Jiayu	25%	25%	25%	25%	25%
Winner Medical & Textile Ltd. Yichang	25%	25%	25%	25%	25%
Winner Medical (Huanggang) Co., Ltd.	12.5%	12.5%	25%	25%	25%
Winner Medical & Textile Ltd. Chongyang	25%	25%	25%	25%	25%
Hubei Winner Textile Co., Ltd.	25%	25%	25%	25%	25%
Shanghai Winner Medical Apparatus Co., Ltd.	12.5%	25%	25%	25%	25%
Winner Industries (Shenzhen) Co., Ltd. [1]	15%	15%	15%	15%	25%
Shenzhen PurCotton Technology Co., Ltd.	25%	25%	25%	25%	25%
Winner (Huanggang) Cotton Processing Co., Ltd.	25%	25%	25%	25%	25%
Shenzhen PurCotton E-Commerce Co., Ltd.	25%	25%	25%	25%	25%
Beijing PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Guangzhou PurCotton Co., Ltd.	25%	25%	25%	25%	25%
Shanghai PurCotton Co., Ltd.	25%	25%	25%	25%	25%

1 – For the years 2012, 2013 and 2014, the preferential tax rate of 15% is subject to whether Winner Shenzhen can successfully renew its High and New Technology Enterprise Certificate, which was originally awarded in 2009. The Company is applying for a renewal at this time, and management considers that the renewal will be received in September 2012.

Winner Medical (Hong Kong) Limited and HK PurCotton Co. Ltd were subject to Hong Kong taxation on their activities conducted in Hong Kong and income arising in or derived from Hong Kong. The applicable statutory tax rate for each of the three months ended June 30, 2012 and 2011, was 16.5%.

No provision for U.S. tax was made as the Company had no assessable income in the United States for the three months ended June 30, 2012 and 2011. The enterprise income tax rate in the U.S. was 34%.

Net Income Attributable to Non-controlling Interests

The Company’s financial statements reflect an adjustment to its consolidated group net income of income attributable to non-controlling interests of US$43,000 and US$11,000 for the three months ended June 30, 2012 and 2011, respectively. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited for the three months ended June 30, 2012 and 2011.

Net Income Attributable to Winner Medical Group Inc.

The net income attributable to Winner Medical Group Inc. was approximately US$2,327,000 for the three months ended June 30, 2012, as compared to approximately US$3,425,000 for the three months ended June 30, 2011, a decrease of approximately US$1,098,000, or 32.06%. Net income as a percentage of net sales was 4.83% for the three months ended June 30, 2012, as compared with 8.24% for the same period last year.

This decrease in net income and net profit margin was primarily due to: (1) lower selling prices to customers in Europe and the United States due to the economic downturn; (2) an increase in depreciation and impairment expenses of US$818,000 relating to the Company’s factory workshops and facilities; (3) an increase of advertising fees, slotting allowances and bar code expenses paid to stores for PurCotton retail business; and (4) an increase in expenses related to the Company’s going private transaction. The Company’s PurCotton retail business experienced an after-tax losses of US$984,000 and US$852,000 for the three months ended June 30, 2012 and 2011, respectively. The Company regards these losses as strategic losses that reflect initial expenses by the Company for brand-building and expansion of online and offline distribution channels.

12

Comparison for the Nine Months Ended June 30, 2012 and 2011

The following sets forth the Company’s statement of income information for the nine months ended June 30, 2012 and 2011.

Comparison of the Nine Months Ended June 30, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. Dollars)

	NINE MONTHS		NINE MONTHS
	ENDED 6/30/2012		ENDED 6/30/2011
	In	As a	In	As a	Amount
Item	Thousands	Percentage	Thousands	Percentage	Change	%Change
Net sales	$130,827	100.00%	$108,461	100.00%	$22,366	20.62%
Cost of sales	$97,591	74.60%	$78,319	72.21%	$19,272	24.61%
Gross profit	$33,236	25.40%	$30,142	27.79%	$3,094	10.26%
Other operating income/(loss), net	$220	0.17%	$-105	-0.10%	$325	309.52%
Government subsidies	$416	0.32%	$1,305	1.20%	$-889	-68.12%
Gain/(loss) on commodity financial instruments	$167	0.13%	$-1,695	-1.56%	$1,862	109.85%
Foreign currency exchange losses, net	$-83	-0.06%	$-415	-0.38%	$332	80.00%
Selling, general and administrative expenses	$25,539	19.52%	$19,152	17.66%	$6,387	33.35%
Income from operations	$8,417	6.43%	$10,080	9.29%	$-1,663	-16.50%
Interest income	$280	0.21%	$105	0.10%	$175	166.67%
Interest expense	$229	0.18%	$228	0.21%	$1	0.44%
Equity in earnings of 50 percent or less owned persons	$151	0.12%	$363	0.33%	$-212	-58.40%
Income taxes	$1,841	1.41%	$1,288	1.19%	$553	42.93%
Non-controlling interests	$63	0.05%	$44	0.04%	$19	43.18%
Net income attributable to Winner Medical Group Inc.	$6,715	5.13%	$8,989	8.29%	$-2,274	-25.30%

Sales by Product

The following table illustrates the operating results for each product type for the nine months ended June 30, 2012 and 2011.

Comparison by Operating Results for Each Product Type for the Nine Months Ended June 30, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Medical Products		PurCotton® Products [1]		Consolidated
	Nine	Nine	Nine	Nine	Nine	Nine
	Months	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended	Ended
Item	6/30/2012	6/30/2011	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Net sales	$107,187	94,549	$23,640	13,912	$130,827	108,461
Gross profit	$25,392	25,555	$7,844	4,587	$33,236	30,142
Gross margin	23.69%	27.03%	33.18%	32.97%	25.40%	27.79%
Income/(loss) before income taxes	$9,681	12,248	$-1,062	-1,927	$8,619	10,321
Net income/(loss) attributable to Winner Medical Group Inc.	$8,003	10,387	$-1,288	-1,398	$6,715	8,989
Profit margin	7.47%	10.99%	-5.45%	-10.05%	5.13%	8.29%

1. – PurCotton® products consist of sales from jumbo roll supplies and retail business.

Sales by Region

The following table illustrates the sales revenues by regions from major geographic areas for the nine months ended June 30, 2012 and 2011. The table also provides the percentage of total revenues represented by each listed region.

13

Comparison of Sales by Region for the Nine Months Ended June 30, 2012 and 2011

(All amounts, other than percentages, in thousands of U.S. dollars)

	Nine		Nine
	Months	As a	Months	As a
	Ended	Percentage of	Ended	Percentage of	Amount	As a
	6/30/2012 in	Total	6/30/2011 in	Total	Change in	Percentage
	Thousands	Revenue	Thousands	Revenue	Thousands	Change
Europe	43,074	32.92%	35,684	32.90%	7,390	20.71%
Britain	7,841	5.99%	9,573	8.83%	-1,732	-18.09%
Sweden	7,060	5.40%	6,015	5.55%	1,045	17.37%
Others	28,173	21.53%	20,096	18.53%	8,077	40.19%
North and South America	22,999	17.58%	24,795	22.86%	-1,796	-7.24%
U.S.A.	16,217	12.40%	18,447	17.01%	-2,230	-12.09%
Brazil	4,743	3.63%	4,842	4.46%	-99	-2.04%
Others	2,039	1.56%	1,505	1.39%	534	35.48%
China [1]	40,175	30.71%	25,724	23.72%	14,451	56.18%
Japan	16,779	12.83%	16,835	15.52%	-56	-0.33%
Others	7,800	5.96%	5,423	5.00%	2,377	43.83%
Total	130,827	100%	108,461	100%	22,366	20.62%

1 – Sales to the China market include medical sales to hospitals, chain drug stores and local distributors, PurCotton® jumbo roll supplies and PurCotton® retail business.

Net Sales

Net sales increased by approximately US$22,366,000, or 20.62%, to approximately US$130,827,000 for the nine months ended June 30, 2012 from approximately US$108,461,000 for the nine months ended June 30, 2011. The increase in net sales was mainly attributable to significant continuing demand from existing and new customers in Europe (despite decreased orders from customers in Britain during the second and third quarters) and the robust expansion in sales of medical products and PurCotton® products in China for the nine months ended June 30, 2012.

Net sales generated from Europe increased 20.71% during the nine months ended June 30, 2012 to US$43,074,000, from US$35,684,000 during the nine months ended June 30, 2011. Generally, customers in Europe are trying to lower purchasing cost while maintain product quality. In order to retain existing customers and add new ones in European countries, the Company continued a low selling price of certain products, which resulted in more orders from those customers. Of note, sales generated from Sweden increased US$1,045,000, or 17.37%, during the nine months ended June 30, 2012 as the Company established relationships with customers in Sweden, which resulted in receiving more orders in the first and second quarters of fiscal 2012. However, sales generated from customers in Britain decreased approximately US$1,732,000, or 18.09%, due to one customer’s integration of its supply chain, resulting in reduced inventory stock levels and lower selling prices since the second quarter of fiscal 2012.

Net sales from North and South America decreased by 7.24% for the nine months ended June 30, 2012, to US$22,999,000 from US$24,795,000 for the nine months ended June 30, 2011. This decrease was mainly due to one of our major customers in the United States decreasing its orders due to an adjustment of its procurement plans for certain medical dressing products since the first quarter of fiscal 2012.

Net sales to Japan slightly decreased by 0.33% to US$16,779,000 for the nine months ended June 30, 2012 from US$16,835,000 for the nine months ended June 30, 2011. Lack of significant movement for sales in Japan was due to our major customers reducing orders because of overstocked inventory that they had accumulated through excess purchasing made following Japan’s Tohoku earthquake of March 11, 2011.

Net sales for medical products and PurCotton® products in the China market increased by approximately US$14,451,000, or 56.18%, to approximately US$40,175,000 for the nine months ended June 30, 2012 from approximately US$25,724,000 for the nine months ended June 30, 2011. This increase was primarily composed of:

(1)	net sales from medical products in China reached US$16,535,000, from US$11,812,000 for the nine months ended June 30, 2012, an increase of approximately US$4,723,000, or 39.98%, as compared to the same period last year, due to the Company’s continuing efforts to expand its sales channels, including increasing the number of local distributors covering more hospitals and penetrating deeper into existing hospitals, chain drug stores and other channels;

(2)	net sales attributable to the PurCotton® jumbo roll-supply business increased to US$16,571,000 for the nine months ended June 30, 2012 from US$10,731,000 in the same period last year, an increase of US$5,840,000, or 54.42%. This significant increase was due to increased demand from China-based customers who used it as a material in hygiene products and the versatile use of jumbo-rolls in areas such as home care and disposable products. With the increasing demand from these customers, PurCotton® jumbo roll sales have been steadily growing; and

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(3)	net sales attributable to the PurCotton® retail business (which consists of online and offline businesses with 44 PurCotton retail stores and two online sales platforms and sales to distributors) which increased approximately US$3,888,000 to US$7,069,000 for the nine months ended June 30, 2012, as compared to US$3,181,000 in the same period last year (when the Company had only 37 PurCotton® retail stores and its online business was in the initial stage of development, as well as almost no mass distribution channels to supermarkets and department stores). The PurCotton® consumer products have been receiving positive customer feedback and gaining brand recognition, as evidenced by increasing sales and membership in the Company’s customer loyalty program.

Net sales generated from other regions increased 43.83% during the nine months ended June 30, 2012 to US$7,800,000 from US$5,423,000 during the nine months ended June 30, 2011. This increase in sales was due to the Company’s enhanced sales efforts in the Middle East and Africa markets.

Cost of Sales

The Company’s cost of sales increased by approximately US$19,272,000, to approximately US$97,591,000, for the nine months ended June 30, 2012, from approximately US$78,319,000 for the nine months ended June 30, 2011. The cost in sales as a percentage of net sales was 74.60% and 72.21% for the nine months ended June 30, 2012 and 2011, respectively. The increase in cost of sales was mainly attributable to: (1) an approximate 15% salary increase (which including welfare and social insurance for employees); (2) an increase of approximately US$1,464,000 for depreciation and impairment costs related to a factory workshop owned by Hubei Winner Textile Co., Ltd and painting equipment owned by Winner Medical (Huanggang) Co., Ltd.; and (3) the use of cotton with a higher average purchase price, as compared with the same period last year.

Gross Profit

The Company’s gross profit increased by approximately US$3,094,000 to approximately US$33,236,000 for the nine months ended June 30, 2012, from approximately US$30,142,000 for the nine months ended June 30, 2011. Gross profit as a percentage of net revenues was 25.40% for the nine months ended June 30, 2012, compared with 27.79% for the nine months ended June 30, 2011. The decrease in gross margin was mainly due to: (1) the challenging global economic conditions, especially in Europe and the North America, which forced governments in those areas to tighten public expenditures leading to more stringent budgets for medical products. In order to maintain long-term cooperation with customers in those areas, the Company offered certain products with lower selling prices than before to maintain and attract orders during the current economic climate. The Company expects that its adjustment of selling prices will be subject to global economic conditions and customer demands; (2) an increase of approximately US$1,464,000 in depreciation and impairment costs related to a factory workshop owned by Hubei Winner Textile Co., Ltd and painting equipment owned by Winner Medical (Huanggang) Co., Ltd.; and (3) an approximate 15% salary increase (which includes welfare and social insurance for employees).

Other Operating Income/(Loss), Net

The Company’s other operating income, net, for the nine months ended June 30, 2012 was US$220,000, as compared with a loss of US$105,000 for the nine months ended June 30, 2011. Other operating income, net, mainly consists of disposals of leftover and obsolete materials and small amounts of processed cotton.

Government Subsidies

The Company’s government subsidies decreased US$889,000 to US$416,000 for the nine months ended June 30, 2012, from US$1,305,000 for the nine months ended June 30, 2011. The decrease was mainly driven by the reduced receipt of financial incentives from PRC government authorities (especially from the Shenzhen government) because public expenses for holding certain local events resulted in less money for financial incentives to local companies, as compared to the same period last year.

Gain/(loss) on Commodity Financial Instruments

Gain on commodity financial instruments for the nine months ended June 30, 2012 was primarily composed of a gain of approximately US$167,000 on trading cotton futures, compared to a loss of approximately US$1,695,000 in the same period last year. The gain resulted from implementation of more stringent trading policies and process controls since the establishment of the Company’s commodity trading center in July 2011.

Cotton is the Company’s primary raw material used in its manufacturing process. In the past, cotton prices have experienced periods of rapid increases and fluctuations. In such a situation, the Company cannot secure stable price quotes from cotton suppliers, resulting in inconsistency in the prices quoted to its customers. Therefore, the Company engages in cotton futures transactions in order to manage the impact of volatility in cotton prices on production.

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Foreign Currency Exchange Losses, Net

The Company’s exchange difference, net, for the nine months ended June 30, 2012 decreased US$332,000 to a loss of US$83,000, from a loss of US$415,000 for the nine months ended June 30, 2011. On June 30, 2012 and September 30, 2011, the exchange rates of the RMB against the U.S. Dollar were 6.3249 and 6.3549, respectively, indicating an appreciation of the RMB by 0.47% against the U.S. Dollar, as compared to an appreciation of the RMB by 3.42% against the U.S. Dollar for the nine months ended June 30, 2011.

In order to minimize the currency exchange rate risk, the Company has been (1) reinforcing and expanding its businesses in the China market and (2) inserting clauses into contracts stipulating that the selling price is subject to the fluctuation of currency and the price of raw materials.

Selling, General and Administrative Expenses

The Company’s selling, general and administrative expenses increased US$6,387,000 to approximately US$25,539,000 for the nine months ended June 30, 2012, from approximately US$19,152,000 for the nine months ended June 30, 2011. The selling, general and administrative expenses as a percentage of net sales was 19.52% and 17.66% for the nine months ended June 30, 2012 and 2011, respectively. The increase in selling, general and administrative expenses resulted from increases in expenses related to the Company’s going-private transaction, salary, leasing expenses, domestic transportation expenses and advertising fees, as well as new product sales fees (such as slotting allowance and bar code expenses to stores) for PurCotton retail products. These changes are:

(1)	salary (including wages, welfare, social insurance and stock incentives) increases of approximately US$2,920,000, or 44.90%, during the nine months ended June 30, 2012, as compared to the same period last year. The increase was primarily due to increases in wages and welfare for new and existing staff, as well as an increase in stock incentives to key employees;

(2)	increases in transportation expenses of approximately US$1,097,000, as compared with the same period last year, due to an increase in sales and increases in the cost of logistics related to the PurCotton retail business and medical products as broader distribution channels were built;

(3)	expenses related to the Company’s going-private transaction (i.e., legal and consultant fees) of approximately US$1,063,000, as compared to US$nil in the same period last year;

(4)	leasing expense increases of approximately US$939,000 during the nine months ended June 30, 2012, as compared with the same period last year. The increase was mainly attributable to the rent paid for existing and newly-established PurCotton self-operated chain stores. The number of PurCotton retail stores increased to 44, as of June 30, 2012, from 37, as of June 30, 2011; and

(5)	slotting allowance and bar code expense increases of US$583,000 to stores (such as supermarkets and department stores) for the PurCotton retail business during the nine months ended June 30, 2012, as compared with the same period last year. This increase was due to the Company launching its products into supermarkets and department stores, which resulted in the payment of new product sales fees expenses.

Interest Income

Interest income was approximately US$280,000 for the nine months ended June 30, 2012, as compared to interest income of approximately US$105,000 for the same period last year, a change of approximately US$175,000. The increase in interest income was mainly due to the increase in held-to-maturity investments owned by the Company.

Interest Expense

Interest expense was approximately US$229,000 for the nine months ended June 30, 2012, as compared to approximately US$228,000, for the same period last year, an increase of 0.44%. The Company has maintained a stable level of short-term bank loans over past year, which has translated into the Company’s interest expense remaining relatively the same. The Company’s bank loans are primarily used as a supplement to working capital for daily operations.

Income Taxes

The Company’s income tax provision for the nine months ended June 30, 2012 was US$1,841,000, as compared to US$1,288,000 for the nine months ended June 30, 2011, an increase of US$553,000. Income tax as a percentage of income before income taxes was 21.35% for the nine months ended June 30, 2012, as compared with 12.48% for the same period last year.

According to PRC tax laws, a company’s pretax income in the current year cannot offset a loss that occurred more than five years ago. As the Company expects that the pretax income of PurCotton retail business may not be sufficient to utilize the unused tax losses before such expiration period, the Company recognized an approximate US$907,000 valuation allowance for unused tax losses arising from the calendar years 2010 and 2011 for its retail business during the nine months ended June 30, 2012, which was offset by the recognition of a 150% tax-deductible preferential policy on research and development expenses of US$322,000, which was confirmed by the tax authority during this quarter. This resulted in a comparatively higher effective tax rate for the nine-month period ended June 30, 2012 as compared to the same period last year.

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The tax rates applicable to the Company’s PRC wholly owned subsidiaries are as follows:

	Calendar Year Ending December 31,
	2012	2013	2014	2015
Winner Medical & Textile Ltd., Jingmen	25%	25%	25%	25%
Winner Medical & Textile Ltd. Jiayu	25%	25%	25%	25%
Winner Medical & Textile Ltd. Yichang	25%	25%	25%	25%
Winner Medical (Huanggang) Co., Ltd.	12.5%	25%	25%	25%
Winner Medical & Textile Ltd. Chongyang	25%	25%	25%	25%
Hubei Winner Textile Co., Ltd.	25%	25%	25%	25%
Shanghai Winner Medical Apparatus Co., Ltd.	25%	25%	25%	25%
Winner Industries (Shenzhen) Co., Ltd. [1]	15%	15%	15%	25%
Shenzhen PurCotton Technology Co., Ltd.	25%	25%	25%	25%
Winner (Huanggang) Cotton Processing Co., Ltd.	25%	25%	25%	25%
Shenzhen PurCotton E-Commerce Co., Ltd.	25%	25%	25%	25%
Beijing PurCotton Co., Ltd.	25%	25%	25%	25%
Guangzhou PurCotton Co., Ltd.	25%	25%	25%	25%
Shanghai PurCotton Co., Ltd.	25%	25%	25%	25%

1 – For the years 2012, 2013 and 2014, the preferential tax rate of 15% is subject to whether Winner Shenzhen can successfully renew its High and New Technology Enterprise Certificate, which was originally awarded in 2009. The Company is applying for a renewal at this time, and management considers that the renewal will be received in September 2012.

Winner Medical (Hong Kong) Limited and HK PurCotton Co. Ltd were subject to Hong Kong taxation on their activities conducted in Hong Kong and income arising in or derived from Hong Kong. The applicable statutory tax rate for each of the nine months ended June 30, 2012 and 2011, was 16.5%.

No provision for U.S. tax was made as the Company had no assessable income in the United States for the nine months ended June 30, 2012 and 2011. The enterprise income tax rate in the United States was 34%.

Net Income Attributable to Non-controlling Interests

The Company’s financial statements reflect an adjustment to its consolidated group net income of income attributable to non-controlling interests of US$63,000 and US$44,000 for the nine months ended June 30, 2012 and 2011, respectively. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited and a 30% interest in Shenzhen PurCotton E-commerce Co. Ltd. for the nine months ended June 30, 2012. The third party non-controlling interests reflected a 40% interest in Winner Medical (Hong Kong) Limited for the nine months ended June 30, 2011.

Net Income Attributable to Winner Medical Group Inc.

The net income attributable to Winner Medical Group Inc. was approximately US$6,715,000 for the nine months ended June 30, 2012, as compared to approximately US$8,989,000 for the nine months ended June 30, 2011, a decrease of approximately US$2,274,000, or 25.30%. Net income as a percentage of net sales was 5.13% for the nine months ended June 30, 2012, as compared with 8.29% for the same period last year.

This decrease in net income and net profit margin was primarily due to: (1) lower selling prices to customers in Europe and the United States due to the economic downturn; (2) an increase in depreciation and impairment expenses of US$1,464,000 relating to the Company’s factory workshops and facilities; (3) an increase of advertising fees, slotting allowances and bar code expenses paid to stores for PurCotton retail business; and (4) an increase in expenses relating to the Company’s going-private transaction. The Company’s PurCotton retail business experienced after-tax losses of US$3,644,000 and US$1,698,000 for the nine months ended June 30, 2012 and 2011, respectively. The Company regards these losses as strategic losses that reflect initial expenses by the Company for brand-building and expansion of online and offline distribution channels.

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Inventory turnover

The Company’s inventory increased to approximately US$25,500,000 as of June 30, 2012, as compared with approximately US$25,409,000 as of September 30, 2011, an increase of US$91,000, or 0.36%. Raw materials, work in process and finished goods accounted for approximately 42.64%, 24.87% and 32.50% of inventories as of June 30, 2012. The Company’s inventory turnover was 75 and 76 days for the nine months ended June 30, 2012 and the year ended September 30, 2011, respectively. The slightly increased inventories during the nine months ended June 30, 2012 was driven by the higher level of materials usage driven by increased net sales. However, the inventories decreased approximately US$684,000 as compared with approximately US$26,184,000 as of March 31, 2012. The decrease was mainly driven by the Company’s strong management of inventory turnover and the lower level of purchases of seed cotton by Winner (Huanggang) Cotton Processing Co, Ltd. due to the seasonal availability of cotton.

Accounts and notes receivable collection period

Accounts and notes receivable increased to approximately US$23,789,000 as of June 30, 2012, as compared to approximately US$20,982,000 as of September 30, 2011, an increase of approximately US$2,807,000 or 13.38%. The Company’s average accounts receivable collection period was 45 days and 44 days for the nine months ended June 30, 2012 and the fiscal year ended September 30, 2011, respectively. The stable accounts receivable collection period was due to the Company’s strong management of accounts receivable turnover.

In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2012. This insurance policy will expire on December 31, 2012 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is US$2.5 million.

The accounts and notes receivable collection age as of June 30, 2012 is illustrated as follows:

(All amounts, other than percentages, in thousands of U.S. Dollars)

	Amount	As a
Periods	In Thousands	Percentage
Less than or equal to 3 months	$23,733	99.76%
3 to 6 months	$39	0.16%
6 to 12 months	$17	0.07%
More than 12 months	$0	0%
Total	$23,789	100.00%

Liquidity and Capital Resources

As of June 30, 2012, the Company had cash and cash equivalents of approximately US$25,226,000.

Cash Flows for the Nine Months Ended June 30, 2012 and 2011

(All amounts in thousands of U.S. dollars)

	Nine Months Ended
	June 30,
	2012	2011
Net cash provided by/(used in) operating activities	13,205	(1,637)
Net cash used in investing activities	(9,786)	(5,064)
Net cash (used in)/provided by financing activities	(268)	8,151
Effect of exchange rate changes	130	723
Net increase in cash and cash equivalents	3,281	2,173
Cash and cash equivalents at the beginning of period	21,945	14,818
Cash and cash equivalents at the end of period	25,226	16,992

Operating Activities

Net cash provided by operating activities was US$13,205,000 for the nine months ended June 30, 2012, an increase of US$14,842,000 from US$1,637,000 of net cash used in operating activities for the same period last year. Overall, this increase was mainly due to:

(1)	cash flows provided by inventories of approximately US$29,000 during the nine months ended June 30, 2012, as compared with cash flows used in of approximately US$8,676,000 for the nine months ended June 30, 2011, a change of approximately US$8,705,000. This change in cash flows used in inventories was driven by the Company’s stronger management of inventory turnover;

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(2)	cash flows provided by accrued and other liabilities of approximately US$1,978,000 during the nine months ended June 30, 2012, as compared with approximately US$310,000 for the nine months ended June 30, 2011, an increase of approximately US$1,668,000. This increase was mainly due to: (a) increased new product sales fees such as slotting allowances and bar code expenses paid to stores; (b) expenses incurred during the reporting period in 2012 relating to the Company’s going-private transaction; and (c) construction expenses for Winner Medical & Textile Ltd., Chongyang;

(3)	cash flows used in accounts receivable of approximately US$2,707,000 during the nine months ended June 30, 2012, as compared with approximately US$4,255,000 for the nine months ended June 30, 2011, a decrease of approximately US$1,548,000. This change in cash flows used in accounts receivable was due to the Company’s strong management of account receivable turnover; and

(4)	cash flows provided by restricted bank deposits of approximately US$1,575,000 during the nine months ended June 30, 2012, as compared with restricted cash of approximately US$194,000 for the nine months ended June 30, 2011, an increase of approximately US$1,381,000. This change in restricted bank deposits was mainly driven by the withdrawal of approximately US$1,587,000 registered capital for Shenzhen PurCotton E-Commerce Co., Ltd., which was deposited during the same period of last year.

Investing Activities

Net cash used in investing activities for the nine months ended June 30, 2012 was US$9,786,000, an increase of US$4,725,000 from US$5,064,000 for the nine months ended June 30, 2011. During the nine months ended June 30, 2012, the increased cash used in investing activities was primarily for: (1) an approximately US$1,370,000 initial investment by Winner Medical & Textile Ltd. Chongyang in the construction of buildings for expanding and relocating production lines; and (2) an approximately US$3,255,000 investment in the installation of manufacturing lines for PurCotton baby diapers and two additional PurCotton manufacturing lines.

Financing Activities

The Company’s net cash used in financing activities was primarily for the purchase of noncontrolling interest for the nine months ended June 30, 2012. Net cash used in financing activities for the nine months ended June 30, 2012 totaled US$268,000, a decrease of US$8,418,000 from net cash provided by US$8,151,000 for the nine months ended June 30, 2011, which is mainly due to the repayment of bank borrowings of US$9,461,000, compared with US$4,390,000 in the same period of the previous fiscal year.

The Company’s debt to asset ratio was approximately 17.98% as of June 30, 2012. The Company plans to maintain its debt to asset ratio below 40% in order to provide adequate space for new bank loans, if needed. The Company believes that it currently maintains a good business relationship with each of the banks with which it has loans. As of June 30, 2012, the Company had approximately US$30.04 million in bank credit facilities from three commercial banks and, after utilizing bank loans of US$6.32 million, there is US$23.72 million available under bank credit facilities. These facilities consist of approximately: (i) US$6.32 million from Shenzhen Branch of China Merchants Bank; (ii) US$12.65 million from Shenzhen Branch of the Industrial and Commercial Bank of China; and (iii) US$4.75 million from Huanggang Branch of Agricultural Development Bank of China. The weighted average interest rate on short-term borrowings for the nine months ended June 30, 2012 and September 30, 2011, was 7.46% and 6.98% per annum, respectively.

The Company’s subsidiaries in Shenzhen and Huanggang have credit lines with the Shenzhen Branch of China Merchants Bank, the Shenzhen Branch of the Industrial and Commercial Bank of China and Huanggang Branch of Agricultural Bank of China, representing trade acceptances, loans and overdrafts.

Bank loans as of June 30, 2012

			Balance as of
			June 30, 2012
Item	Bank	Loan period	US$
A	Shenzhen Branch of China Merchants Bank	11-28-2011 to 09-16-2012	3,162,000
B	Shenzhen Branch of China Merchants Bank	12-29-2011 to 09-16-2012	3,162,000
		Total	6,324,000

These loan facilities are all secured by the Company’s buildings, plant and machinery. These revolving lines of credit allow the Company to renew short-term loans when due, and the banks reevaluate the Company’s credit line annually. These bank facilities enable the Company to utilize the short-term loans and enjoy a lower interest expense compared with long-term loans.

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Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Company’s management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. The Company considers its critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

•	Revenue Recognition –The Company derives its revenue primarily from the sales of disposable medical dressings and PurCotton® products. Sales of goods are recognized when goods are shipped, title of goods sold has passed to the purchaser, the price is fixed or determinable as stated on the sales contract, and its collectability is reasonably assured. Customers do not have a general right of return on products shipped. Product returns to the Company were insignificant.

•	Inventory –Inventories are stated at the lower of cost or market, determined by the weighted average method. Work-in-progress and finished goods inventories consist of raw materials, direct labor and overhead associated with the manufacturing process.

•	Trade accounts receivable –Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at reporting period-end. Based on management's assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that realization losses on balances outstanding at reporting period-end will be immaterial.

•	Property, plant and equipment –Property, plant and equipment are stated at cost including the cost of improvements. Maintenance and repairs are charged to expenses as incurred. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. Depreciation and amortization are provided on the straight-line method based on the estimated useful lives of the assets as follows:

Leasehold land	Over the lease term

Buildings	10 - 30 years

Plant and machinery	10 - 12 years

Furniture, fixtures and equipment	5 - 8 years

Motor vehicles	5 - 8 years

Leasehold improvements	Over the lease term

•	Impairment of long-lived assets – The Company evaluates all of its long-lived assets for impairment in accordance with the provisions of ASC 360, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company assesses the impairment of fixed assets on an annual basis or whenever events or changes in circumstances indicate that the fair value or future discounted cash flows of these assets is less than the carrying value. Should events indicate that any of the Company’s long-lived assets are impaired, the amount of such impairment will be measured as the difference between the carrying value and the fair value, or the difference between the carrying value and future discounted cash flows of the impaired assets, and recorded in earnings during the period of such impairment.

•	Financial Instruments and Derivatives – The Company does not use derivative financial instruments for speculative trading purpose, nor does it hold or issue leveraged derivative financial instruments. However, the Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility on earnings and cash flows, the Company enters into several foreign-currency forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. The Company’s foreign currency forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quote prices of these foreign currency forward contracts can be obtained directly from commercial banks. The Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, the Company has not designated or accounted for them as hedging instruments. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

•	Stock-Based Compensation – The Company has adopted ASC 718, ''Compensation-Stock Compensation,'' which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which the Company estimates based upon historical forfeitures.

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•	Income taxes –Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Any tax paid by subsidiaries during the year is recorded. Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purpose and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred income tax liabilities or assets are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and the financial reporting amounts at each year end. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. In addition, ASU 2011-04 expanded the required disclosures around fair value measurements including (i) reporting the level in the fair value hierarchy used to value assets and liabilities which are not measured at fair value, but where fair value is disclosed, and (ii) qualitative disclosures about the sensitivity of Level 3 fair value measurements to changes in unobservable inputs used. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted ASU No. 2011-05 for its fiscal 2012 year.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to ASC 210, Balance Sheet. The update requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the amendments require disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The guidance is effective December 1, 2013 and is to be applied retrospectively. This guidance does not amend the existing guidance on when it is appropriate to offset. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Seasonality

The Company’s operating results and operating cash flows historically have not been subject to seasonal variations. This pattern may change, however, as a result of new market opportunities or new product introductions.

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ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable.

ITEM 4.	CONTROLS AND PROCEDURES.

A.	Disclosure controls and procedures.

The Company’s management, under the supervision and with the participation of its chief executive officer and chief financial officer, Messrs. Jianquan Li and Xiuyaun Fang, respectively, evaluated the effectiveness of the Company’s disclosure controls and procedures as of June 30, 2012, the end of the period covered by this Report. The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended, or the Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports, such as this Form 10-Q, that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

Based on that evaluation, Messrs. Li and Fang concluded that the Company’s disclosure controls and procedures were effective as of June 30, 2012.

The Company’s disclosure controls and procedures are designed to provide reasonable, not absolute, assurance that the objectives of its disclosure control system are met. Because of inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues, if any, within a company have been detected.

B.	Changes in internal control over financial reporting.

There were no changes in the Company’s internal control over financial reporting during the three months ended June 30, 2012 that materially affected or were reasonably likely to materially affect the Company’s internal control over financial reporting.

22

PART II

OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS.

Please see Note 12, Commitments and Contingences, of the condensed consolidated financial statements (unaudited) in this Report and the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2012 for a discussion of class action litigation related to the Company’s going-private transaction.

Other than the above, the Company is currently not aware of any such legal proceedings or claims that it believes it will have a material adverse affect on its business, financial condition or operating results. In addition, to the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than five percent of the Company’s securities, or any associate of any such director, officer or security holder, is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

ITEM 1A.	RISK FACTORS.

Not applicable.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4.	MINE SAFETY DISCLOSURES.

Not applicable.

ITEM 5.	OTHER INFORMATION.

None.

ITEM 6.	EXHIBITS.

The list of exhibits required to be filed as exhibits to this Report is listed under the “Exhibit Index,” which is incorporated herein by reference.

23

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: August 9, 2012

WINNER MEDICAL GROUP INC.

By:	/ s/ Jianquan Li
Jianquan Li
Chief Executive Officer and Chairman
(Principal Executive Officer)

By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer and Treasurer
(Principal Financial Officer)

24

EXHIBIT INDEX

31.1	Certification of Principal Executive Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

31.2	Certification of Principal Financial Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of Principal Executive Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

32.2	Certification of Principal Financial Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

The following materials from the Winner Medical Group Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 filed on August 9, 2012 formatted in Extensible Business Reporting Language (XBRL):

(i)	Condensed Consolidated Balance Sheets (Unaudited),
(ii)	Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited),
(iii)	Condensed Consolidated Statements of Stockholders’ Equity (Unaudited),
(iv)	Condensed Consolidated Statements of Cash Flows (Unaudited), and
(v)	Notes to Condensed Consolidated Financial Statements (Unaudited)

*	filed herewith

+	XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

25

ANNEX J

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10−Q/A

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: June 30, 2012

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ____________ to _____________

Commission File Number: 001-34484

WINNER MEDICAL GROUP INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	33-0215298
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification. No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
(Address of principal executive offices) (Zip Code)

86-(755) 28138888
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months or for such shorter period that the registrant was required to file such reports, and (2) has been subject to such filing requirements for the past 90 days.      Yes  ☒      No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).          Yes  ☒     No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐ No  ☒

The number of shares outstanding of the issuer’s class of common equity as of August 14, 2012 was 24,371,872.

26

2

Explanatory Note

On August 9, 2012 (the “Original Filing Date”), Winner Medical Group Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the three months ended June 30, 2012 (the “Initial Form 10-Q”). This Quarterly Report on Form 10-Q/A (the “Form 10-Q/A”) amends Part I – Item 1, “Financial Statements,” Part II – Item 1, “Legal Proceedings,” and Part II – Item 6, “Exhibits,” specifically to include an update on the Company’s class action litigation in Nevada (the “Nevada Litigation Update”) to reflect developments that occurred on the Original Filing Date prior to the Company’s filing of the Initial Form 10-Q. As such, no other changes have been made herein to the Initial Form 10-Q.

The filing of this Form 10-Q/A shall not be deemed as an admission that the original filing, when made, included any untrue statement of material fact or omitted to state a material fact necessary to make a statement not misleading. Except as discussed above, the Company has not modified or updated disclosures presented in the Initial Form 10-Q. Accordingly, this amended quarterly report does not reflect events occurring after the Initial Form 10-Q or modify or update those disclosures affected by subsequent events, except as specifically referenced herein, and should be read in conjunction with the Company’s filings with the SEC subsequent to the filing of the Initial Form 10-Q. Information not affected by the Nevada Litigation Update is unchanged and reflects the disclosures made at the time of the Initial Form 10-Q. References to this “quarterly report on Form 10-Q,” this “quarterly report on Form 10-Q/A” and this “amended quarterly report on Form 10-Q/A” herein shall refer to the Initial Form 10-Q as amended by this amended quarterly report on Form 10-Q/A. The following items have been amended as a result of the Nevada Litigation Update:

•	Part I – Item 1. Financial Statements;

•	Part II – Item 1. Legal Proceedings; and

•	Part II – Item 6. Exhibits.

3

Cautionary Statement

This Quarterly Report on Form 10-Q/A contains forward-looking statements that are based on the beliefs of the Company’s management and involve risks and uncertainties, as well as assumptions that, if they ever materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. The words “believes,” “expects,” “anticipates,” “projects,” “targets,” “optimistic,” “intends,” “aims,” “will” or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; any of the factors mentioned in the “Risk Factors” section of the Company’s Annual Report on Form 10-K; and any statements of assumptions underlying any of the foregoing.

Except as otherwise indicated by the context, references in this report to “the Company,” “Winner,” “Winner Medical,” “we,” “us” or “our” are references to the combined business of Winner Medical Group Inc. and its subsidiaries. The English translation of the names of the Company’s subsidiaries which were incorporated in the People’s Republic of China (the “PRC”) is for reference only. The official names of the PRC subsidiaries are in Chinese.

4

PART I

FINANCIAL INFORMATION

ITEM 1.           FINANCIAL STATEMENTS.

WINNER MEDICAL GROUP INC.

  Condensed Consolidated Financial Statements (Unaudited)

  For the three and nine months ended June 30, 2012 and 2011

5

WINNER MEDICAL GROUP INC.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Page

Condensed Consolidated Balance Sheets	F-1

Condensed Consolidated Statements of Income and Comprehensive Income	F-2

Condensed Consolidated Statements of Stockholders’ Equity	F-3

Condensed Consolidated Statements of Cash Flows	F-4

Notes to Condensed Consolidated Financial Statements	F-5 - F-20

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30,	September 30,
	2012	2011
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	25,225,650	21,945,105
Restricted bank deposits	107,679	1,836,491
Restricted broker margin account	475,106	0
Accounts and notes receivable, less allowances for doubtful accounts of US$92,213 and US$159,485 at June 30, 2012 and September 30, 2011, respectively	23,789,096	20,982,263
Amounts due from affiliated companies	84,550	157,779
Inventories	25,500,169	25,408,700
Prepaid expenses and other current assets	11,805,719	8,334,504
Income taxes recoverable	234,400	146,408
Deferred tax assets	345,293	376,411
Total current assets	87,567,662	79,187,661
Property, plant and equipment, net	69,678,053	65,461,750
Investment in equity investees	2,573,325	2,421,915
Intangible assets, net	148,340	126,918
Prepaid expenses and other receivables	2,463,983	1,596,354
Deferred tax assets	1,190,522	1,124,089
Total assets	163,621,885	149,918,687

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Short-term bank loans	6,324,211	6,294,356
Accounts payable	10,137,984	7,420,580
Accrued payroll and employee benefits	3,508,256	3,141,756
Customer deposits	1,099,714	1,115,887
Accrued and other liabilities	6,822,643	4,253,889
Amounts due to affiliated companies	85,402	0
Income taxes payable	1,437,598	1,970,710
Total current liabilities	29,415,808	24,197,178
Deferred tax liabilities	0	45,025
Total liabilities	29,415,808	24,242,203

Commitments and contingencies

Stockholders’ equity:
Common stock, par value $0.001 per share; authorized 247,500,000, issued and outstanding June 30, 2012 -24,371,872 shares; September 30, 2011 -24,140,247 shares	24,373	24,141
Additional paid-in capital	43,559,598	42,490,464
Retained earnings	65,635,028	58,984,686
Statutory reserves	5,932,049	5,866,970
Accumulated other comprehensive income	18,790,415	18,169,505
Total Winner Medical Group Inc. stockholders’ equity	133,941,463	125,535,766

Noncontrolling interests	264,614	140,718
Total stockholder’s equity	134,206,077	125,676,484

Total liabilities and stockholder’s equity	163,621,885	149,918,687

See accompanying notes to condensed consolidated financial statements.

F-1

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(UNAUDITED)

	Three months ended June 30,		Nine months ended June 30,
	2012	2011	2012	2011
	US$	US$	US$	US$

Net sales	48,191,971	41,536,465	130,827,383	108,460,785

Cost of sales	(35,960,360)	(30,227,856)	(97,591,364)	(78,318,957)
Gross profit	12,231,611	11,308,609	33,236,019	30,141,828

Other operating income/(loss), net	144,329	(2,831)	218,960	(104,786)
Government subsidies	169,784	90,407	416,274	1,304,622
Realized gain/(loss) on commodity financial instruments	92,791	65,037	167,467	(1,694,632)
Foreign currency exchange gain/(loss)	199,642	(270,910)	(83,240)	(415,041)
Selling, general and administrative expenses	(10,576,805)	(7,293,780)	(25,538,616)	(19,151,578)

Income from operations	2,261,352	3,896,532	8,416,864	10,080,413
Interest income	109,120	59,088	279,760	105,256
Interest expense	(125,150)	(134,793)	(228,701)	(227,978)
Equity in earnings of 50 percent or less owned persons	69,945	179,745	151,410	362,860
Income before income taxes	2,315,267	4,000,572	8,619,333	10,320,551

Income taxes	55,227	(565,349)	(1,840,529)	(1,287,744)
Net income	2,370,494	3,435,223	6,778,804	9,032,807

Net income attributable to noncontrolling interests	(43,210)	(10,698)	(63,383)	(44,102)
Net income attributable to Winner Medical Group Inc.	2,327,284	3,424,525	6,715,421	8,988,705

Comprehensive income:
Net income	2,370,494	3,435,223	6,778,804	9,032,807
Foreign currency translation difference	(600,851)	1,385,899	621,397	3,757,299
Comprehensive income attributable to noncontrolling interests	(41,732)	(10,672)	(63,870)	(44,452)

Comprehensive income attributable to Winner Medical Group Inc.	1,727,911	4,810,450	7,336,331	12,745,654

Net income attributable to Winner Medical Group Inc. per share
- basic	0.10	0.14	0.28	0.37
- diluted	0.09	0.14	0.27	0.37

Weighted average common stock outstanding
- basic	24,371,872	24,130,247	24,365,867	24,125,593
- diluted	25,013,418	24,601,088	24,770,079	24,621,897

See accompanying notes to condensed consolidated financial statements.

F-2

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

(UNAUDITED)

						Accumulated
	Common stock		Additional			other	Non-	Total
	Stock		paid-in	Retained	Statutory	comprehensive	controlling	Stockholders’
	outstanding	Amount	capital	earnings	reserves	Income	interests	equity
		US$	US$	US$	US$	US$	US$	US$

Balance at September 30, 2010	23,950,740	23,951	40,154,494	48,730,034	4,585,731	12,302,762	100,199	105,897,171

Restricted stock units granted	0	0	618,129	0	0	0	0	618,129
Stockholder’s contribution	0	0	1,718,031	0	0	0	0	1,718,031
Issuance of restricted stock units	189,507	190	(190)	0	0	0	0	0

Net income	0	0	0	11,535,891	0	0	39,772	11,575,663

Foreign currency translation adjustments	0	0	0	0	0	5,866,743	747	5,867,490
Transfer to statutory reserves	0	0	0	(1,281,239)	1,281,239	0	0	0
Balance at September 30, 2011	24,140,247	24,141	42,490,464	58,984,686	5,866,970	18,169,505	140,718	125,676,484
Restricted stock units and stock options granted	0	0	1,129,392	0	0	0	0	1,129,392
Issuance of restricted stock units	231,625	232	(232)	0	0	0	0	0

Net income	0	0	0	6,715,421	0	0	63,383	6,778,804

Transfer from Statutory reserves	0	0	0	(65,079)	65,079	0	0	0
Foreign currency translation adjustments	0	0	0	0	0	620,910	487	621,397
Contribution from noncontrolling interests	0	0	0	0	0	0	474,593	474,593
Purchase of noncontrolling interests	0	0	(60,026)	0	0	0	(414,567)	(474,593)

Balance at June 30, 2012	24,371,872	24,373	43,559,598	65,635,028	5,932,049	18,790,415	264,614	134,206,077

See accompanying notes to condensed consolidated financial statements.

F-3

WINNER MEDICAL GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine months ended June 30,
	2012	2011
	US$	US$
Cash flows from operating activities
Net income	6,778,804	9,032,807
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization of property, plant and equipment	4,594,318	4,030,486
Amortization of intangible assets	26,267	20,789
Loss on disposal of property, plant and equipment	129,211	246,097
Impairment of property, plant and equipment	1,464,403	0
Change in fair value of financial instruments, net	(3,028)	(71,071)
Equity in earnings of 50 percent or less owned persons	(151,410)	(362,860)
Investment income from held-to-maturity investments	(197,441)	(55,835)
Stock-based compensation expenses	1,129,392	644,726
Gain on realized commodity financial instruments	(74,496)	0
Deferred tax	(73,436)	(589,145)
Changes in operating assets and liabilities:
Restricted bank deposits	1,575,114	193,677
Restricted broker margin account	(400,610)	(1,293,173)
Accounts receivable	(2,707,311)	(4,254,544)
Amounts due from affiliated companies	73,977	(7,208)
Inventories	29,048	(8,676,339)
Prepaid expenses and current assets	(3,438,644)	(3,949,729)
Income taxes recoverable	(87,298)	7,061
Accounts payable	2,682,207	2,582,464
Accrued payroll and employee benefits	351,598	458,738
Customer deposits	(21,467)	11,332
Accrued and other liabilities	1,978,259	309,727
Amounts due to affiliated companies	85,402	653
Income taxes payable	(537,882)	84,838
Net cash provided by/ (used in) operating activities	13,204,977	(1,636,509)

Cash flows from investing activities
Purchase of property, plant and equipment	(7,733,003)	(5,070,594)
Purchase of intangible assets	(47,031)	(23,904)
Proceeds from disposal of property, plant and equipment	40,585	39,139
Deposits paid for property, plant and equipment	(2,244,371)	(1,589,928)
Redemption of held-to-maturity investments	36,480,515	31,229,055
Purchase of held-to-maturity investments	(36,283,074)	(29,647,424)
Net cash used in investing activities	(9,786,379)	(5,063,656)

Cash flows from financing activities
Proceeds from bank borrowings	9,461,036	12,752,313
Repayment of bank borrowings	(9,461,036)	(4,390,219)
Purchase of noncontrolling interests	(425,747)	(211,490)
Restricted bank deposits	157,756	0
Net cash (used in)/provided by financing activities	(267,991)	8,150,604

Effect of exchange rate changes	129,938	723,033

Net increase in cash and cash equivalents	3,280,545	2,173,472
Cash and cash equivalents, beginning of period	21,945,105	14,818,179
Cash and cash equivalents, end of period	25,225,650	16,991,651

Supplemental disclosures of cash flows information:
Cash paid during the period for:
Cash paid for interest, net of capitalized interest of US$183,875 and US$Nil during the nine months ended June 30, 2012 and 2011, respectively	228,701	227,978
Income taxes	2,542,999	1,864,125

See accompanying notes to condensed consolidated financial statements.

F-4

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.  Basis of Preparation of Financial Statements

The accompanying condensed consolidated financial statements of Winner Medical Group Inc (“Winner Medical” or the “Company”) have been prepared in accordance with generally accepted accounting principles in the United States of America for interim consolidated financial information. Accordingly, they do not include all the information and notes necessary for comprehensive consolidated financial statements.

In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the operating results for the three and nine months ended June 30, 2012 have been made. It is suggested that these condensed consolidated financial statements be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual report on Form 10-K for the year ended September 30, 2011. The Company follows the same accounting policies in preparation of interim reports.

Results for the interim periods presented are not necessarily indicative of the results that might be expected for the entire fiscal year.

2.  Description of Business

The principal activities of the Company and its subsidiaries consist of research and development, manufacturing and trading of medical dressings, medical disposables and PurCotton® products. Activities of the Company are principally conducted by subsidiaries operating in the People’s Republic of China (the “PRC”).

3.  Recently Issued Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This pronouncement is an authoritative guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. In addition, ASU 2011-04 expanded the required disclosures around fair value measurements including (i) reporting the level in the fair value hierarchy used to value assets and liabilities which are not measured at fair value, but where fair value is disclosed, and (ii) qualitative disclosures about the sensitivity of Level 3 fair value measurements to changes in unobservable inputs used. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited, and is applicable to the Company’s fiscal year beginning October 1, 2012. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC 220) Presentation of Comprehensive Income (“ASU No. 2011-05”). This pronouncement is an authoritative guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The Company has adopted ASU No. 2011-05 for its 2012 fiscal year.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) to ASC 210, Balance Sheet. The update requires new disclosures about balance sheet offsetting and related arrangements. For derivatives and financial assets and liabilities, the amendments require disclosure of gross asset and liability amounts, amounts offset on the balance sheet, and amounts subject to the offsetting requirements but not offset on the balance sheet. The guidance is effective December 1, 2013 and is to be applied retrospectively. This guidance does not amend the existing guidance on when it is appropriate to offset. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

F-5

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

4.  Net Income Attributable to Winner Medical Group Inc. Per Share

Net income attributable to Winner Medical Group Inc. per share- Basic net income attributable to Winner Medical Group Inc. per share is computed by dividing net income attributable to Winner Medical Group Inc. available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income attributable to Winner Medical Group Inc. per share gives effect to all dilutive potential ordinary shares outstanding during the period. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. For the three and nine months ended June 30, 2012 and 2011, the basic and diluted net income attributable to Winner Medical Group Inc. per share calculated in accordance with ASC 260, "Earnings Per Share", are reconciled as follows:

	Three months ended June 30,
	2012	2011
	US$	US$
Basic income per share

Net income attributable to Winner Medical Group Inc. for the period	2,327,284	3,424,525

Weighted average common stock outstanding	24,371,872	24,130,247

Net income attributable to Winner Medical Group Inc. per share	0.10	0.14

Diluted income per share

Net income attributable to Winner Medical Group Inc. for the period	2,327,284	3,424,525

Weighted average common stock outstanding	24,371,872	24,130,247

Effect of dilution

Restricted stock	412,235	470,841
Options	229,311	0

Weighted average common stock outstanding	25,013,418	24,601,088

Net income attributable to Winner Medical Group Inc. per share	0.09	0.14

	Nine months ended June 30,
	2012	2011
	US$	US$
Basic income per share

Net income attributable to Winner Medical Group Inc. for the period	6,715,421	8,988,705

Weighted average common stock outstanding	24,365,867	24,125,593

Net income attributable to Winner Medical Group Inc. per share	0.28	0.37

Diluted income per share

Net income attributable to Winner Medical Group Inc. for the period	6,715,421	8,988,705

Weighted average common stock outstanding	24,365,867	24,125,593

Effect of dilution

Restricted stock	343,397	496,304
Options	60,815	0

Weighted average common stock outstanding	24,770,079	24,621,897

Net income attributable to Winner Medical Group Inc. per share	0.27	0.37

The number of stock options excluded from the calculation of diluted earnings per share for each of the three months ended June 30, 2012 and 2011, was nil; the number of stock options excluded from the calculation of diluted earnings per share for the nine months ended June 30, 2012 and 2011, was 350,000 and nil, respectively, because their inclusion would have been anti-dilutive. As of June 30, 2011, there were no potential dilutive common shares relating to stock options in the Company.

F-6

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

5.  Held-to-maturity investments

As of June 30, 2012 and September 30, 2011, there were no held-to-maturity investments. The Company had held-to-maturity investments during the three and nine months ended June 30, 2012 and 2011, which were money management products. Interest on these investments of US$81,455 and US$37,221 was included in interest income during the three months ended June 30, 2012 and 2011, respectively; US$197,441 and US$55,835 during the nine months ended June 30, 2012 and 2011, respectively.

6.  Inventories

Inventories by major categories are summarized as follows:

	June 30,	September 30,
	2012	2011
	US$	US$
Raw materials	10,872,422	10,851,917
Work-in-progress	6,341,270	7,086,688
Finished goods	8,286,477	7,470,095
	25,500,169	25,408,700

7.  Credit Facilities and Pledged Assets

The Company’s subsidiaries in Shenzhen and Huanggang have credit lines with Shenzhen Commercial Bank, Shenzhen Branch of the Industrial and Commercial Bank of China and Huanggang Branch of the Agricultural Development Bank of China, representing trade acceptances, loans and overdrafts.

As of June 30, 2012, the Company had approximately US$30.04 million bank credit facilities from three commercial banks and, after utilizing bank loans of US$6.32 million, there are $23.72 million available under bank credit facilities, consisting of approximately US$6.32 million from Shenzhen Branch of China Merchants Bank, approximately $12.65 million from Shenzhen Branch of the Industrial and Commercial Bank of China and approximately US$4.75 million from Huanggang Branch of Agricultural Development Bank of China. These facilities mature in August 2012 and October 2014. The weighted average interest rates on short-term borrowings as of June 30, 2012 and September 30, 2011, were 7.46% and 6.98% per annum, respectively. There are no significant covenants or other financial restrictions relating to the Company’s facilities except that, at June 30, 2012, buildings with net book values of US$3,752,034, plant and machinery with net book values of US$11,891,465 and, at September 30, 2011, buildings with a net book value of US$3,857,373 have been pledged as collateral for the above-mentioned facilities.

As of June 30, 2012 and September 30, 2011, the Company had the following short-term bank loans:

	June 30,	September 30,
	2012	2011
	US$	US$

Bank loans repayable within one year	6,324,211	6,294,356

Original currency in Chinese Renminbi	40,000,000	40,000,000

Bank loans as of June 30, 2012 that are secured by buildings and plant and machinery consisted of the following:

		June 30,
		2012
Loan	Loan period	US$
A	November 28, 2011 to September 16, 2012	3,162,105
B	December 29, 2011 to September 16, 2012	3,162,106
		6,324,211

F-7

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

8.  Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

	June 30,	September 30,
	2012	2011
	US$	US$

Value added tax receivable	6,198,898	4,717,557
Advance to suppliers	3,390,705	1,626,030
Rental deposit	864,628	684,424
Other deposit	538,131	826,325
Deferred expenditure	317,617	130,666
Fair value of financial instruments	0	51,141
Others	495,740	298,361
	11,805,719	8,334,504

9.  Income Taxes

United States

The Company is incorporated in Nevada in the United States of America and is subject to U.S. federal taxation. No provisions for income taxes have been made as the Company has no taxable income for the first quarter. The applicable income tax rate for the Company for each of the three and nine months ended June 30, 2012 and 2011, was 34%.

Cayman Islands

Winner Group Limited, a wholly owned subsidiary of the Company, is incorporated in the Cayman Islands and, under the current laws of the Cayman Islands, is not subject to income taxes.

Hong Kong

Winner Medical (Hong Kong) Limited (“Winner HK”), a 60% owned subsidiary of the Company, is incorporated in Hong Kong. Winner HK is subject to Hong Kong taxation on its activities conducted in Hong Kong and income arising in or derived from Hong Kong. Winner HK was incorporated in January 2008 and the applicable statutory tax rate for the subsidiary for the three and nine months ended June 30, 2012 and 2011, was 16.5%.

On January 25, 2011, a wholly-owned subsidiary HK PurCotton Co., Ltd., or “HK PurCotton” was established. The applicable income tax rate for HK PurCotton was 16.5% for the three and nine months ended June 30, 2012 and 2011.

PRC

Effective on January 1, 2008, the PRC Enterprise Income Tax Law, EIT Law, and Implementing Rules impose an unified enterprise income tax rate of 25% on all domestic-invested enterprises and foreign investment enterprises in the PRC, unless they qualify under certain limited exceptions.

The EIT Law gives existing foreign investment enterprises a five-year grandfather period, during which they can continue to enjoy their existing preferential tax treatments. For foreign investment enterprises that currently enjoy full exemption from PRC enterprise income tax for two years starting from the first profit-making year, followed by a 50% tax exemption for the next three years, the tax holidays are still valid.

Winner Medical (Huanggang) Co., Ltd. enjoyed its full tax exemption from January 1, 2008 and its 50% tax exemption from January 1, 2010 to December 31, 2012. Winner Medical & Textile Ltd., Chongyang enjoyed its 50% tax exemption from January 1, 2008 and was subject to an enterprise income tax rate of 25% from January 1, 2011. Shanghai Winner Medical Apparatus Co., Ltd. enjoyed its 50% tax exemption from January 1, 2009 and would be subject to an enterprise income tax of 25% from January 1, 2012. Hubei Winner Textiles Co., Ltd. was subject to an enterprise income tax rate of 25% from January 1, 2010.

F-8

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

9.  Income Taxes - Continued

On September 11, 2009, Winner Industries (Shenzhen) Co., Ltd., or "Winner Shenzhen", obtained a High and New Technology Enterprise Certificate from the Ministry of Science and Technology of China, the Ministry of Finance and the State Administration of Taxation. Winner Shenzhen enjoyed an applicable preferential income tax rate of 15% from January 1, 2009 to December 31, 2011. According to the State Administration of Taxation Notice [2011] No. 4, High and New Technology enterprises applying for renewal of their status can file and pay taxes at a 15% rate prior to receiving approval of renewal and within the previously approved qualifying period. Management expects that Winner Shenzhen will be certified as a High and New Technology enterprise during the calendar year ending December 31, 2012. Accordingly, the applicable enterprise income tax rate for Winner Shenzhen is 15% for the period from January 1 to June 30, 2012.

The Company classifies all interest and penalties related to unrecognized tax benefits, if any, as a component of income tax provisions. The Company performed a self-assessment and the Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by tax authorities. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the Company’s liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. At June 30, 2012, the management considered that the Company had no uncertain tax positions affecting its consolidated financial position and results of operations or cash flows, and will continue to evaluate for uncertain positions in the future. There are no estimated interest costs and penalties provided in the Company’s consolidated financial statements for the three and nine months ended June 30, 2012 and 2011, respectively. The Company’s uncertain tax positions related to open tax years are subject to examination by the relevant tax authorities, the major one being the China Tax Authority. The open period for examination in the PRC is 5 tax years.

A reconciliation between the provision for income taxes computed by applying the statutory tax rate in PRC to income before income taxes and the actual provision for income taxes is as follows:

	Nine months ended June 30,
	2012	2011
	US$	US$

Tax calculated at domestic statutory rate (2012: 25%; 2011: 25%)	2,154,833	2,580,138
Effect of different tax rates in various jurisdictions	293,335	96,791
Tax effect of preferential tax treatment	(1,165,904)	(1,161,515)
Tax effect of preferential tax treatment on research and development expenses	(321,570)	0
Tax effect of expenses not deductible for tax purpose	18,311	32,195
Tax effect of government subsidies not subject to tax	0	(189,764)
Change in valuation allowance	907,223	(44,260)
Under/(over) provision in previous years	48,857	(70,523)
Utilization of tax loss	(77,169)	0
Others	(17,387)	44,682
	1,840,529	1,287,744

10. Related Party Transactions

During the three months ended June 30, 2012 and 2011, the Company purchased goods from L+L Healthcare Hubei Co., Ltd. (“L+L”), an equity investee, for US$24,679 and US$6,861, respectively, and sold goods to it for US$315,019 and US$18,373, respectively. During the nine months ended June 30, 2012 and 2011, the Company purchased goods from L+L for US$56,408 and US$139,817, respectively, and sold goods to it for US$$824,169 and US$40,466, respectively. As of June 30, 2012 and September 30, 2011, the amounts due from L+L were US$79,525 and US$119,368, respectively. L+L Healthcare Hubei Co., Ltd declared dividends of US$Nil to the Company for each of the three months ended June 30, 2012 and 2011; US$Nil and US$200,000 to the Company for the nine months ended June 30, 2012 and 2011, respectively.

During the three months ended June 30, 2012 and 2011, the Company sold goods to Chengdu Winner Likang Medical Appliance Co., Ltd. (“Winner Chengdu”), an equity investee, for US$13,596 and US$7,613, respectively, and purchased goods from it for US$66,759 and US$22,305, respectively. During the nine months ended June 30, 2012 and 2011, the Company sold goods to Winner Chengdu, for US$58,564 and US$11,458, respectively, and purchased goods from it for US$237,265 and US$63,433, respectively. As of June 30, 2012 and September 30, 2011, amounts due to Winner Chengdu were US$85,402 and US$Nil, respectively. As of June 30, 2012 and September 30, 2011, amounts due from Winner Chengdu were US$5,025 and US$38,411, respectively.

The amounts due from/to the above affiliated companies are unsecured, interest free and payable according to the trading credit terms.

F-9

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

10. Related Party Transactions - Continued

On January 1, 2011, Mr. Jianquan Li, the chief executive officer of the Company, entered into agreements with the Company in relation to commodity derivatives trading activities. In the agreements, as of September 30, 2011, the shortfall between the restricted broker margin account balance maintained for the commodity derivatives trading activities and the balance in that account on January 1, 2011, or US$2,838,000, was to be undertaken by Mr. Jianquan Li by way of cash payment from Mr. Jianquan Li to the Company on September 30, 2011. The Company accounts for this transaction between the Company and Mr. Jianquan Li in accordance with Staff Accounting Bulletin Topic 5T, under which the payment from Mr. Jianquan Li for the shortfall was recognized in additional paid-in capital as of September 30, 2011. The loss from trading in commodity financial instruments for the nine months ended June 30, 2011 of US$1,694,632 has been recognized in the consolidated statements of income and comprehensive income.

11. Stock-Based Compensation

Stock-Based Compensation - The Company has adopted ASC 718, ''Compensation-Stock Compensation'', which requires that share-based payment transactions with employees, such as share options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to equity. Under this method, compensation cost related to employee share options or similar equity instruments is measured at the grant date based on the fair value of the award and is recognized over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. Compensation expense is recognized for those awards that are expected to vest, which the Company’s estimates based upon historical forfeitures.

There was no stock-based compensation cost recorded for independent directors for the three and nine months ended June 30, 2012 and 2011, respectively.

On October 7, 2007, the Board of Directors approved a 2008-09 Restricted Stock Unit Incentive Plan, the “2008-2009 Plan”, a stock incentive compensation program for fiscal years 2008 and 2009. This 2008-2009 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2008-2009 Plan, the Company granted 500,000 units out of the total 600,000 authorized restricted stock units on October 7, 2007. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of the grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 7, 2007, which was US$3.60 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 15, 2008, the Board of Directors approved the granting of the remaining 100,000 units out of the total 600,000 authorized restricted stock units under the 2008-2009 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on October 7, 2010 and the second 50% on October 7, 2011 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 15, 2008, which was US$0.50 per share, and assumes that the individual achieves of the applicable corporate and individual objectives set forth in the award.

On September 8, 2009, the Board of Directors approved the 2010-11 Restricted Stock Unit Incentive Plan, the “2010-2011 Plan”, a stock incentive compensation program for fiscal years 2010 and 2011. The 2010-2011 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2010-2011 Plan, the Company granted 250,000 units out of the total 300,000 authorized restricted stock units on September 8, 2009. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 8, 2009, which was US$4.40 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

F-10

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11. Stock-Based Compensation-Continued

On September 28, 2010, the Board of Directors approved the granting of the remaining 50,000 units out of the total 300,000 authorized restricted stock units under the 2010-2011 Plan. Entitled employees are eligible to vest the first 50% of the total number of restricted stock awarded on September 8, 2012 and the second 50% on September 8, 2013 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of September 28, 2010, which was US$4.56 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On July 27, 2009, the Company’s subsidiary in Shenzhen entered into a 5-year consulting agreement with a consulting firm for consulting services related to developing strategies for rolling out the Company’s own branded consumer products in China. Pursuant to the agreement, the Company granted 500,000 restricted stock units from the Company’s 2006 Equity Incentive Plan to the consulting firm as compensation for the services. As of September 18, 2010, both parties decided to terminate the consulting arrangement and mutually waived the share-based compensation terms of the agreement.

On October 6, 2010, the Board of Directors approved the 2011-2013 Restricted Stock Unit Incentive Plan, the "2011-2013 Plan", a stock incentive compensation program for fiscal years 2011 to 2013. The 2011-2013 Plan allows the Company to offer a variety of restricted stock unit awards to directors, senior management and key employees of the Company’s wholly-owned subsidiary, Shenzhen PurCotton Technology Co., Ltd. The participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2011-2013 Plan, the Company granted 300,000 units out of the total 500,000 authorized restricted stock units on October 6, 2010. On each of October 6, 2012, October 6, 2013 and October 6, 2014, a participant will be eligible to vest up to 1/3 of the total number of restricted stock units underlying an award if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of October 6, 2010, which was US$5.31 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

On October 7, 2010, under the 2008-2009 Plan, the Company issued 179,507 shares of the Company’s common stock to those entitled employees, representing vesting of the first 50% of the total number of shares of restricted stock awarded.

Pursuant to a one-year consulting agreement signed between the Company and an investor relations consultant firm, 10,000 restricted stock units were granted to the consultant firm on the agreement date, which was May 1, 2010. After evaluating and assessing the accomplishments were achieved by the consultant firm, 10,000 restricted stock units were vested on May 2, 2011. The estimated value of the restricted stock units is based on the market price of the common stock as quoted on the NASDAQ.com as of May 2, 2011, which was US$4.99.

On October 7, 2011, the Company issued 231,625 shares of the Company’s common stock to those entitled employees, representing vesting of the second 50% of the total number of shares of restricted stock awarded.

On November 3, 2011, the Board of Directors approved the 2012-2013 Restricted Stock Unit and Options Incentive Plan, the "2012-2013 Plan", a stock incentive compensation program for fiscal years 2012 to 2013. This 2012-2013 Plan allows the Company to offer a variety of restricted stock units and/or options awards to directors, senior management and key employees, where a participant will be eligible to receive one share of the Company’s common stock for each restricted stock unit that vests upon the achievement of corporate and individual objectives and such participant’s continued employment as of the applicable vesting date.

Under the 2012-2013 Plan, the Company granted 530,000 restricted stock units on November 3, 2011. Entitled employees are eligible to vest the first 50% of the total number of shares of restricted stock awarded on November 3, 2014 and the second 50% on November 3, 2015 if the target of corporate net income attributable to Winner Medical Group Inc., annual Company sales objectives, and the participant’s individual performance objectives are fulfilled. The estimated value of award as of grant date is based on the market price of the common stock as quoted on the NASDAQ Global Market as of November 3, 2011, which was US$3.03 per share, and assumes that the individual achieves the applicable corporate and individual objectives set forth in the award.

F-11

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11. Stock-Based Compensation-Continued

Under the 2012-2013 Plan, the Company granted 1,350,000 and 350,000 options to purchase one share of the Company’s common stock at US$3.08 and US$3.38, respectively, on November 3, 2011. On each of November 3, 2012, November 3, 2013, November 3, 2014 and November 3, 2015, entitled employees are eligible to vest up to 1/4 of the total number of option awards. The percentage of such vesting is predetermined for each individual and tied to satisfaction of the target corporate net income and annual sales objectives, as well as attainment of each participant’s personal performance targets. Each option award that is vested will expire two years after its vesting date. The Company utilizes the lattice-binomial option-pricing model (“binomial model”) to estimate the fair value of new employee stock option grants. The Company’s determination of fair value of stock option awards on the date of grant using the binomial model is affected by the Company’s stock price as well as assumptions regarding a number of variables. These variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, interest rates, option forfeitures and employee stock option exercise behaviors. The estimated weighted average fair value of awards was US$1.07 per option.

A summary of stock option activity is as follows:

			Weighted
		Weighted	Average
	Number of stock	Average	Remaining
	options	Exercise Price	Contractual Life
		US$	Years
Balance at September 30, 2010 and 2011	0	0	0
Options granted	1,700,000	3.14	4.00
Outstanding at June 30, 2012	1,700,000	3.14	4.00
Exercisable at June 30, 2012	0	0

There was no option cancelled or exercised during the three and nine months ended June 30, 2012. As at June 30, 2012, the aggregated intrinsic value of options outstanding was US$1,374,000.

The weighted average estimated fair value of stock options granted during the nine months ended June 30, 2012 was determined using the binomial model with the following weighted average assumptions:

Term structure of risk-free interest rate	0.42%~1.25%
Expected life	4.5 years
Term structure of volatility	44.70%~46.70%
Dividend yield	0
Weighted average estimated fair value per option	US$1.07

The risk-free interest rate assumption for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Expected volatility is based on historical volatility and implied volatility of the Company’s stock. The Company uses historical data to estimate option exercises and employee termination within the valuation model. The dividend yield assumption is based on the Company’s history and expectation of dividend payouts. The expected life of employee stock options represents the weighted average period the stock options are expected to remain outstanding and is a derived output of the binomial model. The binomial model estimates employees’ exercise behavior based on the option’s remaining vested life and the extent to which the option is in-the-money. The binomial model estimates the probability of exercise as a function of these two variables based on the entire history of exercises and cancellations of all past option grants made by the Company.

The Company recorded stock-based compensation expenses included in selling, general and administrative expenses of US$384,569 and US$118,465 for the three months ended June 30, 2012 and 2011, respectively and US$1,129,392 and US$644,726 for the nine months ended June 30, 2012 and 2011, respectively.

Management considered that the fair value of outstanding restricted share units approximates the market value of the Company’s common stock of US$3.95 per share as at June 30, 2012.

As of June 30, 2012, a cumulative total of 1,051,306 non-vested restricted stock units have been cancelled and a cumulative total of 411,132 restricted stock units were vested. The total fair value of restricted stock units vested during the nine months ended June 30, 2012 and 2011, was US$697,191 and US$536,726, respectively.

F-12

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

11.  Stock-Based Compensation-Continued

A summary of the restricted stock units activity is as follows:

	2008-09 Plan Number of units	2010-11 Plan Number of units	2011-13 Plan Number of units	2012-13 Plan Number of units	Total Number of units	Weighted average grant date fair value US$
Nonvested units outstanding At September 30, 2010	478,750	287,250	0	0	766,000	3.53
Granted	0	0	300,000	0	300,000	5.31
Cancelled	(67,618)	(49,688)	(172,000)	0	(289,306)	4.60
Vested	(179,507)	0	0	0	(179,507)	2.99
Nonvested units outstanding at September 30, 2011	231,625	237,562	128,000	0	597,187	4.07
Granted	0	0	0	530,000	530,000	3.03
Cancelled	0	0	(128,000)	0	(128,000)	5.31
Vested	(231,625)	0	0	0	(231,625)	3.01
Nonvested units outstanding at June 30, 2012	0	237,562	0	530,000	767,562	3.46

As of June 30, 2012, the unrecognized stock-based compensation expense for the 2010-2011 Plan, 2011-2013 Plan and 2012-2013 Plan was US$130,655, US$Nil and US$2,375,759, respectively, which totals US$2,506,414 and is expected to be amortized over the weighted average period of 1.99 years.

12.  Commitments and Contingencies

Operating leases - The Company was obligated under operating leases requiring minimum rentals as follows:

US$
Three months ending September 30, 2012	688,574
Years ending September 30,
2013	1,895,772
2014	886,771
2015	322,407
2016 and after	0
Total minimum lease payments	3,793,524

Rental expenses under operating leases included in the consolidated statements of income and comprehensive income were US$909,272 and US$647,159 for the three months ended June 30, 2012 and 2011, respectively. Rental expenses under operating leases for nine months ended June 30, 2012 and 2011, included in the consolidated statement of income and comprehensive income were US$2,630,246 and US$1,664,982, respectively.

Purchase obligations - The Company has signed agreements with suppliers and other parties to purchase plant and machinery and computer equipment with estimated non-cancelable obligations of US$5,997,376 and US$4,233,939 as of June 30, 2012 and September 30, 2011, respectively.

F-13

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

12.  Commitments and Contingencies - continued

Legal proceedings - Between April 9 and April 27, 2012, three purported shareholder class actions were filed against the Company, its board of directors and its chief executive officer, Jianquan Li, in District Court, Clark County, Nevada. The three purported shareholder class actions were later consolidated and, on August 9, 2012, the Company received a consolidated complaint (the "Consolidated Complaint"), wherein a purported class action claim was made against the Company, its board of directors and its chief executive officer, Jianquan Li (the “Class Action”). The Class Action arises from Mr. Li’s initial non-binding proposal on April 2, 2012 to acquire all outstanding shares of the Company’s common stock not owned or controlled by him or his wife in a “going private” transaction. The Class Action alleges that the Company’s board of directors have breached their fiduciary duties to the Company as a result of the proposed “going private” transaction, and that the Company has aided and abetted those alleged breaches. The Company has not yet responded to the Class Action, but believes the allegations therein are without merit. The Company intends to defend itself vigorously against the claims.

The Company has not yet been required to respond formally to this lawsuit. In addition, the Consolidated Complaint does not specify any amount of damages to be sought by plaintiffs. Because this matter is in a very early stage, the Company cannot determine whether or not an adverse outcome is probable, nor can it provide a reasonable estimate of any potential losses related to this matter. While the Company believes that it has meritorious defenses to the Class Action and intends to defend it vigorously, an adverse outcome in this matter could have a material adverse effect on the Company’s business, financial condition, results of operations or liquidity.

Other than the above, the Company is currently not aware of any such legal proceedings or claims that it believes it will have a material adverse affect on its business, financial condition or operating results. In addition, to the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than five percent of the Company’s securities, or any associate of any such director, officer or security holder, is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

F-14

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

13.  Fair Value Measurement

FASB ASC 820, Fair Value Measurement, defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and requires certain disclosures about fair value measurement. FASB ASC topic 820 also establishes a fair value hierarchy that requires the use of observable market data, when available, and prioritizes the inputs to valuation techniques used to measure fair value in the following categories:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in market that are not active, and model-derived valuations in which all observable inputs and significant value drivers are observable in active markets.

Level 3 - Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable, including assumptions developed by the Company.

The financial instruments of the Company are cash and cash equivalents, restricted bank deposits, restricted broker margin account, accounts receivable, deposits and other receivable, other current assets, bank loans, accounts payable and other current liabilities are valued at fair values due to their short-term nature. These financial assets and liabilities are classified as either Level 1 or Level 2 in the fair value hierarchy as of June 30, 2012 and September 30, 2011. Fair value of the amounts due to or from affiliates cannot be readily determined because of the nature of the related party transactions.

Held-to-maturity investments - The Company’s held-to-maturity investments are carried at amortized cost. The fair value of held-to-maturity investments is approximated to the carrying value, based on the quoted prices for securities with similar characteristics and other observable inputs such as interest rates that are observable at commonly quoted intervals can be obtained directly from the commercial bank and such fair value measurement is considered as Level 2 in the fair value hierarchy.

The Company uses financial instruments to manage its exposures to movements in foreign exchange rates and commodity prices. The use of these financial instruments modifies the Company’s exposure to these risks with the goal of reducing the risk of cost to the Company. The Company does not use derivative financial instruments for speculative or trading purposes, nor does it hold or issue leveraged derivative financial instruments.

Foreign exchange derivatives - The Company’s operations are exposed to market risk primarily due to changes in currency exchange rates. In order to manage such risks so as to reduce volatility in earnings and cash flows, the Company enters into several foreign exchange forward contracts with a commercial bank to hedge for future trade receipts in U.S. dollars against RMB. No foreign exchange forward contracts were outstanding as of June 30, 2012. The Company’s foreign exchange forward contracts are classified as Level 2 in the fair value hierarchy under ASC 820 since the quoted prices of these foreign currency forward contracts can be obtained directly from the commercial bank.

F-15

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

13.  Fair Value Measurement -Continued

The following table summarizes the Company’s fair value of derivatives:

	Condensed Consolidated	June 30,	September 30,
	Balance Sheet Presentation	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Fair value of foreign exchange forward contracts	Prepaid expenses and other current assets	0	51,141

Fair value of foreign exchange forward contracts	Accrued and other liabilities	0	16,482

The impact on earnings from foreign exchange derivatives activity, including changes in the fair value of derivatives for the three and nine months ended June 30, 2012 and 2011 are as follows:

		Three months ended
	Presentation of gain or loss	June 30,
	recognized on derivatives	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Foreign exchange forward contracts	Unrealized exchange gain	0	39,611
	Unrealized exchange loss	0	(4,946)

	Other operating income, net	0	34,665

		Nine months ended
	Presentation of gain or loss	June 30,
	recognized on derivatives	2012	2011
		US$	US$
Derivatives not designated as hedging instruments
Foreign exchange forward contracts	Unrealized exchange gain	0	79,560
	Unrealized exchange loss	0	(8,489)

	Other operating income, net	0	71,071

The realized gain on foreign exchange forward contracts included in other operating income, net was US$Nil in each of the three months ended June 30, 2012 and 2011, respectively. The realized loss on foreign exchange forward contracts included in other operating income was US$20,484 and realized gain was US$169,040 for the nine months ended June 30, 2012 and 2011, respectively.

Commodity derivatives - Cotton is the primary raw material used to manufacture many of the Company’s products and is purchased at market prices. Starting from October 2010, the Company uses commodity financial instruments to manage the risk of cotton purchase cost. Although the commodity financial instruments are economic hedges of specified risks, they are not designated or accounted for as hedging instruments. The commodity financial instruments are valued at fair value. The commodity derivatives require collateral, referred to as margin, in the form of cash. As of June 30, 2012, the Company’s restricted broker margin account was US$475,106, net of unrealized gain of US$Nil. As of June 30, 2012 and 2011, the fair value of commodity financial instruments decreased by US$Nil and US$73,738, respectively, which were recorded in other operating income. The total outstanding cotton futures contracts amounted to US$Nil as of June 30, 2012. The Company’s commodity financial instruments are classified as Level 1 in the fair value hierarchy under ASC Topic 820 since the quoted unadjusted prices of these commodity financial instruments are available in active markets.

The realized gain for the three months ended June 30, 2012 and 2011 on commodity financial instruments was US$92,791 and US$65,037, respectively. The realized gain for the nine months ended June 30, 2012 was US$167,467 and the realized loss for the nine months ended June 30, 2011 was US$1,694,632.

F-16

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

14.  Operating Risk

Concentrations of credit risk, major customers and suppliers - A substantial percentage of the Company’s sales are made to one customer, Sakai Shoten Co., Ltd, and are typically sold on an open account basis. The sales to Sakai Shoten Co., Ltd. accounted for 9.93% and 11.39% of the total net sales for the three months ended June 30, 2012 and 2011, respectively, and 9.09% and 12.07% of the total net sales for the nine months ended June 30, 2012 and 2011, respectively.

A substantial percentage of the Company’s accounts receivable are from three customers with balances that represented the following percentages of total accounts receivable at June 30, 2012 and September 30, 2011, respectively: Heng’an Group Ltd, 14.14% and 8.40%; Molnlycke Health Care AB, 9.98% and 15.14%; and Tyco Healthcare Co., Ltd, 9.95% and 10.05%. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers.

Interest rate risk - The interest rates and terms of repayment of bank and other borrowings ranged from 6.36% to 7.87%. Other financial assets and liabilities do not have material interest rate risk.

Credit risk - In order to reduce the risk of inability to collect accounts receivable, the Company entered into an insurance policy with China Export & Credit Insurance Corporation effective on January 1, 2012. This insurance policy will expire on December 31, 2012 and is automatically renewable subject to a one month written notice given by either party. The maximum insurance coverage from China Export & Credit Insurance Corporation is US$2.5 million.

Foreign currency risk - The value of the Renminbi, the main currency used in the PRC, fluctuates and is affected by, among other things, changes in China's political and economic conditions. In addition, the Renminbi is not readily convertible into US dollars or other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People’s Bank of China. The conversion of Renminbi into foreign currencies such as the US dollar has been generally based on rates set by the People's Bank of China, which are set daily based on the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. On June 30, 2012 and September 30, 2011, the exchange rates of RMB against the US dollar were 6.3249 and 6.3549, respectively; the appreciation of RMB against the US dollar was 0.47%. On June 30, 2012 and September 30, 2011, the exchange rates of RMB against Euro were 7.8710 and 8.6328 respectively. This floating exchange rate, and any appreciation of the Renminbi that may result from such rate, could have a material adverse effect on the Company’s business and financial results.

F-17

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

15.  Geographical Information

The business of the Company is manufacturing and trading of medical dressings and medical disposable products. The Company's sales by geographic destination are analyzed as follows:

	Three months ended		Nine months ended
	June 30,		June 30,
	2012	2011	2012	2011
	US$	US$	US$	US$

Europe	16,410,903	16,071,074	43,073,676	35,684,291
PRC	15,923,947	9,020,041	40,175,200	25,724,476
North and South America	7,298,178	8,556,687	22,998,629	24,794,963
Japan	5,426,130	6,201,565	16,779,429	16,834,536
Others	3,132,813	1,687,098	7,800,449	5,422,519
Total net sales	48,191,971	41,536,465	130,827,383	108,460,785

Sales to countries which were in excess of 10% of total sales for the three and nine months ended June 30, 2012 and 2011, are as follows:

	Three months ended		Nine months ended
	June 30,		June 30,
	2012	2011	2012	2011
	US$	US$	US$	US$

PRC	15,923,947	9,020,041	40,175,200	25,724,476
Japan	5,426,130	6,201,565	16,779,429	16,834,536
United States of America	5,804,907	4,920,077	16,217,395	18,447,279
Britain	2,848,530	4,369,665	7,841,422	9,573,037

F-18

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

16.  Segment Information

The Company has two reportable segments: medical products (Medical Care, Wound Care, and Home Care) and PurCotton® products. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different technology and marketing strategies.

Contributions of the major activities and profitability information of the Company’s reportable segments for the three and nine months ended June 30, 2012 and 2011, are as follows:

	Three months ended
	June 30,
	2012	2011
	US$	US$
Net sales:
Segment:
Medical products	38,980,265	36,177,197
PurCotton® products	9,211,706	5,359,268
Consolidated total	48,191,971	41,536,465

Gross profits:
Segment:
Medical products	8,711,490	9,641,393
PurCotton® products	3,520,121	1,667,216
Consolidated total	12,231,611	11,308,609

Income before income taxes:
Segment:
Medical products	2,681,628	5,103,391
PurCotton® products	(366,361)	(1,102,819)
Consolidated total	2,315,267	4,000,572

Net income attributable to Winner Medical Group Inc.:
Segment:
Medical products	2,379,861	4,315,020
PurCotton® products	(52,577)	(890,495)
Consolidated total	2,327,284	3,424,525

Depreciation and amortization:
Segment:
Medical products	855,939	817,117
PurCotton® products	687,716	579,499
Consolidated total	1,543,655	1,396,616

F-19

WINNER MEDICAL GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

16.  Segment Information-Continued

	Nine months ended
	June 30,
	2012	2011
	US$	US$
Net sales:
Segment:
Medical products	107,187,537	94,548,622
PurCotton® products	23,639,846	13,912,163
Consolidated total	130,827,383	108,460,785

Gross profits:
Segment:
Medical products	25,391,656	25,554,717
PurCotton® products	7,844,363	4,587,111
Consolidated total	33,236,019	30,141,828

Income before income taxes:
Segment:
Medical products	9,681,607	12,247,619
PurCotton® products	(1,062,274)	(1,927,068)
Consolidated total	8,619,333	10,320,551

Net income attributable to Winner Medical Group Inc.:
Segment:
Medical products	8,003,299	10,387,235
PurCotton® products	(1,287,878)	(1,398,530)
Consolidated total	6,715,421	8,988,705

Depreciation and amortization:
Segment:
Medical products	2,583,065	2,465,766
PurCotton® products	2,037,520	1,585,509
Consolidated total	4,620,585	4,051,275

	June 30,	September 30,
	2012	2011
	US$	US$
Total assets:
Segment:
Medical products	123,003,275	109,317,729
PurCotton® products	50,674,985	45,578,410
Segment total	173,678,260	154,896,139
Reconciliation to consolidated totals:
Elimination of other receivable from inter-segments	(10,056,375)	(4,977,452)
Consolidated total	163,621,885	149,918,687

F-20

PART II

OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS.

Between April 9 and April 27, 2012, three purported shareholder class actions were filed against the Company, its board of directors and its chief executive officer, Jianquan Li, in District Court, Clark County, Nevada. The three purported shareholder class actions were later consolidated and, on August 9, 2012, the Company received a consolidated complaint (the "Consolidated Complaint"), wherein a purported class action claim was made against the Company, its board of directors and its chief executive officer, Jianquan Li (the “Class Action”). The Class Action arises from Mr. Li’s initial non-binding proposal on April 2, 2012 to acquire all outstanding shares of the Company’s common stock not owned or controlled by him or his wife in a “going private” transaction. The Class Action alleges that the Company’s board of directors have breached their fiduciary duties to the Company as a result of the proposed “going private” transaction, and that the Company has aided and abetted those alleged breaches. The Company has not yet responded to the Class Action, but believes the allegations therein are without merit. The Company intends to defend itself vigorously against the claims.

The Company has not yet been required to respond formally to this lawsuit. In addition, the Consolidated Complaint does not specify any amount of damages to be sought by plaintiffs. Because this matter is in a very early stage, the Company cannot determine whether or not an adverse outcome is probable, nor can it provide a reasonable estimate of any potential losses related to this matter. While the Company believes that it has meritorious defenses to the Class Action and intends to defend it vigorously, an adverse outcome in this matter could have a material adverse effect on the Company’s business, financial condition, results of operations or liquidity.

Other than the above, the Company is currently not aware of any such legal proceedings or claims that it believes it will have a material adverse affect on its business, financial condition or operating results. In addition, to the Company’s knowledge, no director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than five percent of the Company’s securities, or any associate of any such director, officer or security holder, is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

ITEM 6.	EXHIBITS.

The list of exhibits required to be filed as exhibits to this Report are listed under the “Exhibit Index,” which is incorporated herein by reference.

6

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: August 14, 2012

WINNER MEDICAL GROUP INC.

By:	/ s/ Jianquan Li
Jianquan Li
Chief Executive Officer and Chairman
(Principal Executive Officer)

By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer and Treasurer
(Principal Financial Officer)

7

EXHIBIT INDEX

31.1	Certification of Principal Executive Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

31.2	Certification of Principal Financial Officer filed pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of Principal Executive Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

32.2	Certification of Principal Financial Officer furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

The following materials from the Winner Medical Group Inc. Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2012 filed on August 14, 2012 formatted in Extensible Business Reporting Language (XBRL):

(i)	Condensed Consolidated Balance Sheets (Unaudited),
(ii)	Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited),
(iii)	Condensed Consolidated Statements of Stockholders’ Equity (Unaudited),
(iv)	Condensed Consolidated Statements of Cash Flows (Unaudited), and
(v)	Notes to Condensed Consolidated Financial Statements (Unaudited)

*  filed herewith

+	XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

8

ANNEX K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

The People’s Republic of China

(Address of principal executive offices, including zip code)

(86) 755 2813-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

9

Item 7.01        Regulation FD Disclosure

On December 9, 2011, Winner Medical Group (the “Company”) published a PowerPoint presentation that will be given on behalf of the Company to various potential investors in the month of December.  A copy of that PowerPoint presentation is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the PowerPoint presentation appearing in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the information in this Current Report on Form 8-K, including the PowerPoint presentation appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01        Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

99.1	PowerPoint presentation for Winner Medical Group Inc., dated December 9, 2011

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: December 9, 2011	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23 2011

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

The People’s Republic of China

 (Address of principal executive offices, including zip code)

(86) 755 2813-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 23, 2011, Winner Medical Group Inc. (the “Company”), received a letter of resignation from BDO Limited (“BDO Hong Kong”) wherein BDO Hong Kong resigned as the Company’s independent registered public accounting firm with effect from December 23, 2011.

The reports of BDO Hong Kong on the Company’s consolidated financial statements for the years ended September 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended September 30, 2011 and 2010 and the subsequent periods through the effective date of the resignation of BDO Hong Kong, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BDO Hong Kong, would have caused BDO Hong Kong to make reference thereto in its reports on the Company’s consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal years ended September 30, 2011 and 2010 and any subsequent interim period, including the interim period up to and including the effective date of resignation of BDO Hong Kong.

The Company provided BDO Hong Kong with a copy of the disclosure set forth in this report on Form 8-K, and requested that BDO Hong Kong furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements.  A copy of BDO Hong Kong’s letter to the SEC is filed hereto as Exhibit 16.1.

Upon the recommendation of the audit committee of the board of directors of the Company, and as ratified and approved by the board of directors of the Company on December 23, 2011, BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China”) was appointed as the Company’s independent registered public accounting firm.  On December 23, 2011, BDO China accepted the engagement as the Company's independent registered public accounting firm.

Item 8.01	Other Events

On December 23, 2011, the Company issued a press release announcing that BDO China was engaged as its independent registered public accounting firm effective December 23, 2011.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of BDO Hong Kong dated December 23, 2011
99.1	Press Release of Winner Medical Group Inc., dated December 23, 2011

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: December 23, 2011	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

The People’s Republic of China

 (Address of principal executive offices, including zip code)

(86) 755 2813-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December, 28, 2011, the board of directors (the “Board”) of Winner Medical Group Inc. (the “Company) received a resignation letter from Mr. Larry Goldman, wherein Mr. Goldman resigned as a director of the Company and as the chairman of the audit committee of the Board and as a member of the executive compensation and nominating committees of the Board.  Mr. Goldman’s resignation did not stem from any disagreements with the Board or otherwise.  A copy of Mr. Goldman’s resignation letter is attached hereto as Exhibit 99.1.

On January 3, 2012, the Board appointed Mr. Wenzhao Liang as a director of the Board, to serve out the remainder of the term of Mr. Goldman’s directorship, and as the chairman of the audit committee of the Board and as a member of the executive compensation and nominating committees of the Board.  The Company has determined that Mr. Liang is independent, as defined by the Rules of the Nasdaq Stock Market, and as an audit committee financial expert, as defined by the Rules of the Nasdaq Stock Market and the Rules of the Securities Exchange Act of 1934.

In connection with his appointment as a director of the Board, Mr. Liang entered into an agreement with the Company on January 3, 2012.  A copy of that agreement is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Letter of resignation of Mr. Larry Goldman, dated December 28, 2011
99.2	Director’s contract with Mr. Wenzhao Liang, dated January 3, 2012

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: January 4, 2012	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2012

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

The People’s Republic of China

(Address of principal executive offices, including zip code)

(86) 755 2813-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 2, 2012, Winner Medical Group Inc. (the “Company”) issued a press release announcing the receipt on April 1, 2012 of a non-binding proposal from Mr. Jianquan Li, the Company’s chairman of the board of directors and chief executive officer, to acquire all of the shares of the Company not owned or controlled by him or his wife, Ms. Ping Tse. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Winner Medical Group Inc., dated April 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: April 2, 2012	By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer and Treasurer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

The People’s Republic of China

(Address of principal executive offices, including zip code)

(86) 755 2813-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2012 annual meeting of stockholders of Winner Medical Group Inc. (the “Company”) was held on Thursday, April 19, 2012 at Winner Industrial Park, Bulong Road, Longhua, Shenzhen City, 518109, China. Of the 24,371,872 shares of our common stock entitled to vote at the meeting, 22,089,006 shares, or 91%, were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

1.	Election of Directors

Our shareholders elected the five nominees below to hold office until the 2013 annual meeting of shareholders or until their successors are elected and qualified. Each of the nominees received more than a majority of the votes cast. The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes

Jianquan Li	19,351,878	6,739	2,730,389
Xiuyuan Fang	19,351,478	7,139	2,730,389
Wenzhao Liang	19,351,971	6,646	2,730,389
Lawrence Xiaoxia Pan	19,352,471	6,146	2,730,389
Xuedong Wu	19,351,971	6,646	2,730,389

2.	Ratification and Approval of the Appointment of Independent Auditor

The appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the Company’s independent auditor for the fiscal year ending September 30, 2012 was ratified and approved by the following votes:

For	Against	Abstained

3,772,745	43,786	44,651

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: April 20, 2012	By:	/s/ Jianquan Li
Jianquan Li President and Chief Executive Officer

3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

The People’s Republic of China

(Address of principal executive offices, including zip code)

(86) 755 2813-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2012, Winner Medical Group Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Winner Holding Limited, a Cayman Islands exempted company with limited liability (“Parent”), which is indirectly wholly-owned by Mr. Jianquan Li, the chairman of the Company’s board of directors (the “Board of Directors”) and chief executive officer, and Winner Acquisition, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”, together with the Company and Parent, the “Parties” and any one of them a “Party”).

The Merger Agreement

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, at the effective time of the merger, Merger Sub will be merged with and into the Company, the Company will become a wholly-owned subsidiary of Parent and each of the Company’s shares of common stock issued and outstanding immediately prior to the effective time of the merger (the “Shares”) will be converted into the right to receive $4.50 in cash without interest, except for (i) Shares owned by Parent and Merger Sub, including shares to be contributed to Parent by Mr. Jianquan Li and Ms. Ping Tse immediately prior to the effective time of the merger pursuant to a contribution agreement, dated as of July 24, 2012, among Parent, Glory Ray Holdings Limited, Mr. Jianquan Li and Ms. Ping Tse, and (ii) Shares held by the Company as treasury stock, which will be cancelled and retired and cease to exist as of the effective time of the merger. Currently, Mr. Jianquan Li and Ms. Ping Tse collectively beneficially own approximately 73.95% of the Company’s outstanding shares of common stock.

Each restricted stock unit of the Company pursuant to its incentive plan for the fiscal year 2010-2011 that is outstanding as of the effective time of the merger will be treated as a share of Company’s common stock for all purposes of the Merger Agreement. Each (a) restricted stock unit of the Company pursuant to its incentive plan for the fiscal years 2011-2013 that is outstanding as of the effective time and (b) restricted stock unit and option pursuant to the incentive plan for fiscal year 2012-2013 that is outstanding but unvested as of the effective time, shall be cancelled and converted into the right to receive one restricted stock unit or option of Glory Ray Holdings Limited (as applicable). In addition, each option pursuant to the incentive plan for fiscal year 2012-2013 that is outstanding and vested as of the effective time shall be cancelled and converted into the right to receive cash in an amount equal to (i) the total number of shares of Company common stock subject to such option multiplied by (ii) the excess, if any, of (x) the merger consideration described above over (y) the exercise price payable per share issuable under such option.

The Merger Agreement contains representations and warranties of the Parties that are, in general, customary for a transaction of this type. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Parties and may be subject to important qualifications and limitations agreed to by the Parties in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among the Parties rather than establishing matters as facts.

The Parties have also agreed to certain covenants, including covenants requiring the Company to conduct its business in the ordinary course of business consistent with past practice in all material respects and use reasonable best efforts to maintain and preserve substantially intact its business organization and present business relationship with key customers and suppliers and keep available the services of current key officers and employees through the effective time of the merger, except as expressly provided in the Merger Agreement.

From the date of the Merger Agreement until 40 days thereafter, the Company has the right to initiate, solicit and encourage alternative transaction proposals from any third party. After such 40-day period, the Company has agreed to certain restrictions on its ability to solicit or initiate proposals or offers, and to engage in or otherwise participate in discussions or negotiations, with third parties concerning any alternative transaction proposal until the earlier to occur of the termination of the Merger Agreement pursuant to its terms and the time at which the merger is consummated.

Consummation of the merger is subject to the satisfaction or waiver of customary closing conditions, including, but not limited to: (i) adoption of the Merger Agreement by the affirmative vote of the holders of both (x) a majority of the outstanding shares of the Company’s common stock and (y) a majority of the outstanding shares of the Company’s common stock not owned by Parent, Merger Sub, Mr. Jianquan Li or Ms. Ping Tse; (ii) the absence of any order, injunction or decree preventing or making illegal the consummation of the merger; (iii) the truth and correctness of each Party’s representations and warranties at closing; and (iv) the absence of any material adverse effect on the Company.

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The Merger Agreement may be terminated at any time prior to the effective time of the merger by the Company and/or Parent (whether before or after the receipt of stockholder approval) under the circumstances and in the manner prescribed in the Merger Agreement. Upon termination (a) the Merger Agreement shall forthwith become void and have no effect and none of the Company, Parent, any of their respective subsidiaries or any of their respective representatives shall have any liability of any nature whatsoever under the Merger Agreement, or in connection with the transactions contemplated thereby (save as excepted), and (b) no Party shall be relieved or released from any liabilities or damages arising out of its fraud or willful and material breach of any provision of the Merger Agreement.

Further, in specified circumstances, if the Merger Agreement has been terminated, the Company shall pay Parent a termination fee in the amount of US$1,500,000 or US$750,000, as applicable, or receive from Parent a termination fee in an amount equal to US$1,800,000.

Parent has a secured debt facility from DBS Bank Ltd., Hong Kong Branch, with which it is financing the transactions contemplated by the Merger Agreement.

Voting Agreement

Concurrently with the execution of the Merger Agreement, Parent, Mr. Jianquan Li and Ms. Ping Tse entered into a Voting Agreement (the “Voting Agreement”) with the Company under which they have agreed, among other things, to vote all of the shares of Company common stock beneficially owned by such persons and entities in favor of the adoption of the Merger Agreement and against any other acquisition proposal with respect to the Company.

Limited Guaranty

Concurrently with the execution of the Merger Agreement, Mr. Jianquan Li entered into a limited guaranty (the “Limited Guaranty”) in favor of the Company, guaranteeing certain payment obligations of Parent pursuant to the Merger Agreement.

The foregoing descriptions of the Merger Agreement, the Voting Agreement and the Limited Guaranty do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Voting Agreement and the Limited Guaranty, copies of which are filed as Exhibit 2.1, Exhibit 9.1 and Exhibit 9.2 hereto, respectively, and are incorporated herein in their entirety by reference.

Board Recommendation; Proxy Materials

The Board of Directors, acting upon the unanimous recommendation of a special committee of the Board of Directors comprised solely of independent and disinterested directors (the “Special Committee”), approved and adopted the Merger Agreement and has recommended that the Company’s stockholders vote to approve the Merger Agreement. The Special Committee negotiated the terms of the Merger Agreement with the assistance of William Blair & Company, L.L.C., which has provided an opinion to the effect that the consideration and other terms contained in the Merger Agreement are fair, from a financial perspective, to the Company’s stockholders (excluding Parent, Merger Sub and their Affiliates (as defined in the Merger Agreement), the Rollover Holders (as defined in the Merger Agreement) and the directors of the Company).

In connection with the proposed merger, the Company will prepare and mail a proxy statement to its stockholders. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY, THE MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at Winner Medical Group Inc., Winner Industrial Park, Bulong Road, Longhua, Shenzhen, People’s Republic of China, 518109, telephone: (86) 755-2813 8888.

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Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Forward-Looking Information

This Current Report on Form 8-K contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included herein are “forward-looking statements” including statements regarding the Company and its subsidiary companies’ business strategy, plans and objectives and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions and involve known and unknown risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Winner Medical's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the SEC. All forward-looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

Item 8.01. Other Events.

On July 24, 2012, the Company issued a press release announcing its entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 24, 2012, by and among Winner Medical Group Inc., Winner Holding Limited and Winner Acuqisition, Inc.
9.1	Voting Agreement, dated as of July 24, 2012, by and among Winner Holding Limited, Winner Medical Group Inc., Mr. Jianquan Li and Ms. Ping Tse
9.2	Limited Guaranty, dated as of July 24, 2012, by and between Mr. Jianquan Li and Winner Medical Group Inc.
99.1	Press Release of Winner Medical Group Inc., dated July 24, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: July 25, 2012	By:	/s/ Xiuyuan Fang
Xiuyuan Fang
Chief Financial Officer

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

WINNER MEDICAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road

Longhua, Shenzhen City, 518109

The People’s Republic of China

(Address of principal executive offices, including zip code)

(86) 755 2813-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 9, 2012, Winner Medical Group Inc. (the “Company”) issued a press release announcing its results for the three months and nine months ended June 30, 2012. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Winner Medical Group Inc., dated August 10, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: August 10, 2012	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

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